UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-03833

MAINSTAY VP FUNDS TRUST

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

30 Hudson Street

Jersey City, New Jersey 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2016

Item 1.	Reports to Stockholders.

MainStay VP Funds Trust

Message from the President and Semiannual Report

Unaudited  |  June 30, 2016

Message from the President

The first six months of 2016 were marked by substantial volatility in the U.S. stock market. Stock prices sank steadily in the early weeks of the year. Oil prices continued their long-standing descent through early 2016, and concerns about slowing economic growth in China continued to be a major concern for equity investors. In February, U.S. stocks began a relatively steady recovery as prices for oil and other commodities rose. Although stocks dipped briefly when Britain voted to exit the European Union, U.S. stocks generally closed the reporting period above where they began.

According to FTSE Russell data, U.S. stocks at almost every capitalization level provided positive returns during the first half of 2016, with only micro-cap stocks providing negative returns. Midcap stocks generally outperformed larger- and smaller-cap stocks during the reporting period, and value stocks outperformed growth stocks at all capitalization levels.

As an asset class, international stocks generated negative returns during the first half of 2016. World stocks were slightly positive, with Europe and the Pacific detracting from overall performance.

During the reporting period, investors’ decision making appeared to be influenced by economic and employment data that could affect the Federal Reserve’s stance toward potential increases in the federal funds target rate. During the reporting period, however, the Federal Reserve maintained the federal funds target range at 0.25% to 0.50%. In March 2016, the Federal Reserve indicated that future increases might occur at a more conservative pace than previous projections.

During the reporting period, yields declined on U.S. Treasury securities with maturities of six months or longer. As yields fell, bonds in all major categories provided positive total returns, with particular strength among longer-term bonds, global bonds, emerging-market bonds and riskier high-yield corporate bonds.

During the reporting period, our managers sought to maintain a long-term perspective and generally did not make decisions based on short-term volatility. For some managers, this may have proved beneficial. For example, although oil prices declined substantially in a period of supply-and-demand imbalance, they eventually recovered toward levels that were more familiar and reasonable. A similar pattern was seen in the stock market.

While our portfolio managers may closely consider daily market movements, they seek to make long-term decisions on the basis of the investment objectives of their respective Portfolios and the investment strategies outlined for each Portfolio in the prospectus. In this way, they seek to offer a consistent basis for their decisions, wherever the markets may move.

The semiannual report that follows provides more detailed information about the market changes, investment decisions and individual securities that affected MainStay VP Portfolios during the six months ended June 30, 2016. We hope that you will read the appropriate portions of this report carefully and use the information as part of your long-range investment planning and decision making.

At MainStay, we’re pleased that you have chosen to invest with us, and we hope that our VP Portfolios will remain a valuable part of your investment portfolio for many years to come.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

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Investors should refer to each Portfolio’s Summary Prospectus and/or the MainStay VP Funds Trust Prospectus and consider each Portfolio’s investment objectives, strategies and risks. The Summary Prospectus and/or the Prospectus contain this and other information about each Portfolio. You may obtain copies of each Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholderServices@nylim.com. These documents are also available at mainstayinvestments.com/vpdocuments.

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Index Definitions

The information below is an explanation of the various indices and reference rates cited throughout the Portfolio Investment and Performance Comparisons and the Portfolio Management Discussion and Analysis sections that follow from page M-4 through page M-533. Please use this as a reference.

Please note that you cannot make an investment directly in an index. Past performance is no guarantee of future results. Results for securities indices assume reinvestment of all income and capital gains but do not reflect fees, expenses or taxes. Securities in each Portfolio may not precisely match those in a related index, and as a result, performance of the Portfolio may differ.

Balanced Composite Index consists of the Russell Midcap® Value Index (60% weighted) and the Barclays U.S. Intermediate Government/Credit Bond Index (40% weighted).

BofA Merrill Lynch All U.S. Convertibles Index is a market-capitalization-weighted index of domestic corporate convertible securities. To be included in the Index, bonds and preferred stocks must be convertible only to common stock.

BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index represents the London InterBank Offered Rate (“LIBOR”) with a constant 3-month average maturity.

BofA Merrill Lynch U.S. High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market.

Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities.

Barclays U.S. Government Bond Index consists of publicly issued debt of the U.S. Treasury and government agencies.

Barclays U.S. Intermediate Government/Credit Bond Index measures the performance of U.S. dollar denominated U.S. Treasury, government-related and investment-grade U.S. corporate securities that have a remaining maturity of greater than one year and less than ten years.

Barclays U.S. TIPS Index includes all publicly issued U.S. Treasury Inflation-Protected Securities (“TIPS”) that have at least one year remaining to maturity and are rated investment grade.

Blended Benchmark Index consists of the MSCI World Index and the Barclays U.S. Aggregate Bond Index, each weighted 50%.

Conservative Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Barclays U.S. Aggregate Bond Index weighted 35%, 5% and 60%, respectively.

Credit Suisse High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by Standard & Poor’s and below Baa by Moody’s.

Credit Suisse Leveraged Loan Index represents tradable, senior-secured, U.S. dollar denominated non-investment-grade loans.

Dow Jones Global Utilities Index is a free-float market-capitalization-weighted index that measures the performance of utility companies in developed and emerging markets.

Growth Allocation Composite Index consists of the S&P 500® Index and the MSCI EAFE® Index weighted 80% and 20%, respectively.

HFRX Absolute Return Index is designed to be representative of the overall composition of the hedge fund universe. It consists of eligible hedge fund strategies, including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage.

Janus Balanced Composite Index consists of the S&P 500® Index (55% weighted) and the Barclays U.S. Aggregate Bond Index (45% weighted).

LIBOR—London InterBank Offered Rate is a composite of interest rates at which banks borrow from one another in the London market, and it is a widely used benchmark for short-term interest rates.

Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital-gain distributions reinvested. More information about the Lipper peer group for an individual Portfolio can be found in the Portfolio’s Investment and Performance Comparison.

Moderate Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Barclays U.S. Aggregate Bond Index weighted 50%, 10% and 40%, respectively.

Moderate Growth Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Barclays U.S. Aggregate Bond Index weighted 65%, 15% and 20%, respectively.

Morningstar Intermediate Government Category Average is representative of funds that have at least 90% of their bond holdings in bonds backed by the U.S. government or by U.S. government-linked agencies. These funds have durations between 3.5 and 6 years and/or average effective maturities between 4 and 10 years.

Morningstar Nontraditional Bond Category Average contains funds that pursue strategies divergent in one or more

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ways from conventional practice in the broader bond-fund universe. Morningstar category averages are equal-weighted returns based on constituents of the category at the end of the period.

MSCI ACWI® (All Country World Index) Ex U.S. is a free float-adjusted market-capitalization-weighted index that is designed to measure the equity-market performance of developed and emerging markets, excluding the United States.

MSCI EAFE® Index consists of international stocks representing the developed world outside of North America.

MSCI Emerging Markets Index is a free float-adjusted market-capitalization index that is designed to measure equity market performance in the global emerging markets.

MSCI World Index is a free float-adjusted market- capitalization-weighted index that is designed to measure the equity market performance of developed markets.

Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values.

Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2500™ Index measures the performance of the small- to mid-cap segment of the U.S. equity universe,

commonly referred to as “smid” cap. The Russell 2500™ Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership.

Russell 3000® Index measures the performance of the largest 3,000 U.S. companies.

Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.

Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500® is a registered trademark of the McGraw-Hill Companies, Inc.

S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock-market performance.

S&P/LSTA Leveraged Loan Index is a broad index designed to reflect the performance of U.S. dollar facilities in the leveraged loan market.

S&P MidCap 400® Index provides investors with a benchmark for mid-sized companies, reflecting the risk and return characteristics of the broader mid-cap universe within the U.S. equity market.

S&P North American Natural Resources Sector Index is a modified capitalization-weighted index designed as a benchmark for U.S. traded natural resource-related stocks. The natural resource sector includes mining, energy, paper and forest products, and plantation-owning companies.

S&P SmallCap 600® Index is a capitalization-weighted index that measures the performance of the small-cap segment of the U.S. equity universe and includes 600 domestic small-cap stocks chosen for market capitalization, liquidity and industry group representation.

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MainStay VP Absolute Return Multi-Strategy Portfolio

(formerly, MainStay VP Marketfield Portfolio)

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2016

Class	Six Months	One Year	Since Inception (5/1/13)	Gross Expense Ratio[2]
Initial Class Shares	–2.95%	–9.15%	–4.08%	1.70%
Service Class Shares	–3.08	–9.13	–4.21	1.95

Benchmark Performance	Six Months	One Year	Since Inception (5/1/13)
HFRX Absolute Return Index[3]	–0.23%	0.60%	1.93%
S&P 500® Index[3]	3.84	3.99	11.35
Average Lipper Variable Products Alternative Other Portfolio[4]	3.27	–1.41	2.31

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Alternative Other Portfolio is representative of portfolios that, by prospectus language, seek total returns through the use of alternative investment strategies. These strategies include but are not limited to equity market neutral, long/short equity, global macro, event driven, credit focus or through the use of several different hedge-like strategies. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns with all dividend and capital gain distributions reinvested.

M-4	MainStay VP Absolute Return Multi-Strategy Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Absolute Return Multi-Strategy Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2016 to June 30, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2016, to June 30, 2016. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

June 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/16	Ending Account Value (Based on Actual Returns and Expenses) 6/30/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/16	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$970.50	$11.42	$1,013.30	$11.66

Service Class Shares	$1,000.00	$969.20	$12.19	$1,012.50	$12.46

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (2.33% for Initial Class and 2.49% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

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Strategy Allocation as of June 30, 20161 (Unaudited)

1	Percentages based on total net assets.

Strategy Overview:

Equity Market Neutral:  This strategy seeks to profit by detecting and exploiting perceived pricing inefficiencies in individual equity securities and neutralizing exposure to market risk by maintaining approximately equal value exposure in long and short positions. The strategy will identify investment opportunities based on a model that reflects the input of relevant factors, including relative value, market sentiment, and the Subadvisor’s forecasts as to anticipated market volatility. The strategy may engage in short sales in order to generate returns that are independent of the direction of the market.

Risk Arbitrage:  This strategy implements event-driven arbitrage strategies on securities of companies that experience certain “special situations,” which are corporate events that are likely to create discontinuity in the price of a given security. The Portfolio’s risk arbitrage strategy consists primarily of an announced merger arbitrage strategy. An announced merger arbitrage strategy buys or sells the securities of companies involved in a merger based on the Subadvisor’s anticipation of the merger’s outcome. The strategy may also invest in securities of companies based on other event-driven strategies, such as holding discount arbitrage, share class arbitrage, spin-offs, asset sales, initial public offerings, minority buyouts, auctions or rights issues. Share class arbitrage involves capitalizing on perceived pricing inefficiencies of a particular share class in a multiple share class issuer. Discount arbitrage is when a discount option is purchased while an opposite transaction is taken in the underlying security.

Managed Futures:  This strategy primarily takes long and short positions in futures contracts (directly or through derivatives, including total return swaps) across asset classes globally. The strategy seeks to exploit market trends and generate absolute returns utilizing a quantitative and systematic investment approach, which consists of analyzing financial markets through statistical models. These quantitative models produce buy or sell signals looking to benefit from the upward and downward movements of the asset classes covered based on market trends and patterns and contrarian views (i.e., instruments and strategies that may be out of favor in the broader market). The managed futures strategy will be implemented through (i) investment in derivative instruments, including swap agreements, exchange-traded futures and option and forward contracts, to gain exposure to a wide variety of global markets for currencies, interest rates, stock market indices, energy resources, metals and agricultural products and to hedge price risk, (ii) investment in swap agreements that reflect the return of securities, derivatives and commodity interests selected by the Subadvisor, or (iii) investment in some combination of (i) and (ii). This strategy will involve the use of one or more wholly-owned subsidiaries formed under the laws of the Cayman Islands (each, a “Cayman Subsidiary”). See “Subsidiary Risk” below for more information.

Master Limited Partnerships (“MLPs”) and Other Energy Companies:  This strategy seeks to deliver both high current income and total return by investing in a portfolio of domestic and foreign publicly traded partnerships and/or other issuers (including U.S. and Canadian royalty trusts and Canadian energy companies) engaged in the transportation, storage, processing, refining, marketing, exploration, production or mining of crude oil, natural gas, natural gas liquids, minerals or other natural resources (“Energy Companies”). The Subadvisor implements this strategy by identifying companies it believes will benefit from increased crude oil, natural gas or natural gas liquids production resulting in greater energy infrastructure needs. The Portfolio will invest no more than 25% of its total assets in securities of MLPs that are qualified publicly traded partnerships (“QPTPs”), which are treated as partnerships for U.S. federal income tax purposes.

Credit Long/Short or Non-Traditional Fixed-Income:  This strategy seeks to exploit opportunities in the global fixed-income markets based on top-down and bottom-up analysis. The strategy may invest in various credit strategies that involve being long and short different financial instruments, and the credit instruments involved

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will range from high grade to high yield (known as “junk bonds”) and distressed debt. The strategy may also invest in credit derivatives, including credit default swaps, options and indices. The Subadvisors responsible for this strategy dynamically allocate capital to the sectors and securities that they believe offer the best balance of risk and return, unrestricted by benchmark constraints.

Global Macro:  This strategy seeks to obtain exposure to a broad spectrum of investments and countries or regions, based on discrete strategies that employ a variety of techniques, both discretionary and systematic analysis, combinations of top down and bottom up theses, and quantitative and fundamental approaches, designed to effectively identify and assess factors that affect businesses and economies broadly (e.g., monetary and fiscal policy, regulatory changes, demographics) and their impact on securities markets. The strategy may also employ arbitrage techniques and seek long and short exposure (directly or through derivatives, including total return swaps) across diversified asset classes globally. The strategy may be exposed significantly to interest rate and foreign currency futures. In addition, the strategy may involve the use of one or more Cayman Subsidiaries to obtain certain commodities market exposure.

Tactical/Completion:  This strategy, which is managed by New York Life Investment Management LLC, the Portfolio’s Manager, may invest in a range of asset classes, including equity securities, fixed-income instruments, futures, options, currency forward contracts and swaps (including total return swaps) and affiliated and unaffiliated open-end funds, closed-end funds and exchange-traded funds, to manage or gain access to certain market exposures, including exposure to asset classes or strategies in which the Portfolio is not otherwise invested, to exploit perceived structural inefficiencies in the markets or to manage cash flows. Additionally, positions may be pursued on a long or short basis either to take advantage of perceived investment opportunities or to counter exposure from other strategies in the Portfolio.

Other Strategies:  The Manager may modify the strategies summarized above and allocate the Portfolio’s assets among or to other strategies developed or implemented to further optimize risk reward expectations based on, among other factors, changing market conditions. In addition to the instruments described above, such other strategies may include taking long and/or short positions in a wide range of instruments, including, but not limited to, commodities and real estate investment trusts (“REITs”). Such investments may be made without restriction as to issuer capitalization, country (including emerging markets), currency, maturity or credit rating and within the context of a range of investment programs or strategies, including, but not limited to, carry strategies, relative value strategies, and various forms of arbitrage.

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Manager Allocation as of June 30, 20161 (Unaudited)

1	Percentages based on total net assets.

Top Ten Holdings or Issuers Held as of June 30, 2016 (excluding short-term investments) (Unaudited)

1.	United States Treasury Notes, 0.75%, due 1/15/17

2.	United States Treasury Inflation—Indexed Bonds, 0.375%, due 7/15/25

3.	United States Treasury Bill, 0.00%, due 2/2/17

4.	Telenet Finance V Luxembourg SCA, 6.25%, due 8/15/22

5.	Fairchild Semiconductor International, Inc.
6.	Cerba European Lab S.A.S., 7.00%, due 2/1/20

7.	Ball Corp., 4.375%, due 12/15/23

8.	Constellation Brands, Inc., 7.25%, due 5/15/17

9.	CCO Holdings LLC / CCO Holdings Capital Corp., 5.875%–6.625%, due 1/31/22–5/1/27

10.	Veolia Environnement S.A., 4.85%, due 1/29/49

Top Five Short Positions as of June 30, 2016 (Unaudited)

1.	United States Oil Fund, L.P.

2.	SPDR S&P 500 ETF Trust

3.	TerraForm Power, Inc. Class A

4.	Black Knight Financial Services, Inc. Class A

5.	Teladoc, Inc.

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Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Portfolio’s manager.

How did MainStay VP Absolute Return Multi-Strategy Portfolio perform relative to its benchmark and peers for the six months ended June 30, 2016?

For the six months ended June 30, 2016, MainStay VP Absolute Return Multi-Strategy Portfolio returned –2.95% for Initial Class shares and –3.08% for Service Class shares. Over the same period, both share classes underperformed the –0.23% return of the HFRX Absolute Return Index,2 which is the Portfolio’s benchmark. For the six months ended June 30, 2016, both share classes underperformed the 3.84% return of the S&P 500® Index,2 which is an additional benchmark of the Portfolio, and the 3.27% return of the Average Lipper2 Variable Products Alternative Other Portfolio.

Were there any changes to the Portfolio during the reporting period?

Effective January 15, 2016 the Portfolio appointed four new Subadvisors, each to manage a portion of the Portfolio’s assets on an interim basis, and adopted new interim and ongoing subadvisory agreements. The new subadvisors were subsequently approved by shareholders at a special meeting held on April 4, 2016. Effective January 19, 2016, the Portfolio changed its name from MainStay VP Marketfield Portfolio to MainStay VP Absolute Return Multi-Strategy Portfolio. Effective the same date, the Portfolio changed its investment objective, and modified its investment strategies. For more information on these changes, see the Supplement dated January 15, 2016, and the Prospectus dated May 1, 2016.

What factors affected the Portfolio’s relative performance during the reporting period?

Several factors affected the Portfolio’s performance relative to the HFRX Absolute Return Index. Hedged master limited partnerships (“MLPs”) was the best-performing strategy, with the asset class bouncing back as energy prices recovered. The flexible bond strategy also performed well as concerns about outsized defaults in the energy complex abated, resulting in a contraction of high-yield credit spreads.3 The biggest detractor from the Portfolio’s performance was the equity market neutral strategy, which suffered as momentum and sentiment factors faced headwinds.

During the reporting period, how did the Portfolio correlate with traditional equity and fixed-income indices?

The Portfolio maintained low correlation to traditional equity and fixed-income indices during the reporting period, as designed: for the first half of 2016, the Portfolio’s correlation to the S&P 500® Index2 was 22%, while the Portfolio’s correlation to the Barclays U.S. Aggregate Bond Index2 was 18%.

During the reporting period, how did the Portfolio’s volatility compare to that of traditional fixed-income indices?

Volatility reflects sharp up or down movements in the price of securities, commodities or markets over relatively short periods. During the reporting period, the Portfolio’s volatility was closer to that of fixed-income indices than it was to equity indices. The volatility of the Portfolio was 3.2% during the reporting period. This compared to 3.1% for the Barclays U.S. Aggregate Bond Index, 6.7% for the BofA Merrill Lynch U.S. High Yield Index2 and 15.1% for the S&P 500® Index.

During the reporting period, how did the Portfolio use derivatives and how was the Portfolio’s performance materially affected by investments in derivatives?

Derivatives were used in the Portfolio for alpha generation,4 hedging and operational efficiency. For example, we used total-return swaps for alpha generation in the tactical sleeve to gain exposure to certain alternative strategies. The nontraditional fixed-income strategy managers used interest-rate

1.	”New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
3.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.
4.	Alpha measures the relationship between a mutual fund’s return and its beta over a three-year period. Often, alpha is viewed as the excess return (positive or negative) or the value added by the portfolio manager. Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

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derivatives for hedging specific exposures in their sleeves. Also, in the tactical sleeve, certain exposures were assumed through total-return swaps because of operational efficiency (leveraging better trading and operational infrastructure of external providers for cost efficiency). We believe that measuring the impact of derivatives on performance as positive or negative does not properly reflect the utility of derivatives to the Portfolio because of the functions they perform within the Portfolio. For example, a hedge performing as expected might have a negative contribution to return even as it serves its intended function to reduce a risk or an exposure. (Contributions take weightings and total returns into account.) Nevertheless, the use of derivatives contributed positively to the Portfolio’s performance during the reporting period.

How did you allocate the Portfolio’s assets among each of the strategies during the reporting period, and why?

The Portfolio’s allocations are based on the estimated optimal distribution of assets taking into account both the risk and the return expectations. These estimates of risk and return are long term in nature; and as a result, asset allocations tend to be quite stable over time. The Portfolio’s allocation to an individual strategy may change if there is a statistically significant change in the risk-return characteristics of a strategy, if the outlook of a strategy improves substantially or if an attractive new strategy that we believe would likely further support the Portfolio’s investment goal becomes available for investment.

How did the tactical allocation among the strategies affect the Portfolio’s performance during the reporting period?

Tactical allocation changes can be made based on short- to intermediate-term expectations on strategies. During the reporting period, we did not make any tactical decisions, so the respective strategies were relatively static.

How did the Portfolio’s strategy weightings change during the reporting period?

During the reporting period, the most significant weighting changes were the addition of two global macro strategies. The weightings of the completion sleeve and the risk arbitrage sleeve were reduced to raise capital for the global macro strategies.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-10	MainStay VP Absolute Return Multi-Strategy Portfolio

Consolidated Portfolio of Investments June 30, 2016 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 21.5%† Corporate Bonds 7.6%
Apparel 0.1%
BiSoho SAS Series Reg S 5.875%, due 5/1/23	EUR 300,000	$341,239
Hanesbrands Finance Luxembourg SCA Series Reg S 3.50%, due 6/15/24	320,000	356,895

		698,134

Auto Parts & Equipment 0.6%
Goodyear Tire & Rubber Co. (The) 7.00%, due 5/15/22	$1,400,000	1,492,750
Schaeffler Finance B.V. 4.75%, due 5/15/21 (a)	400,000	408,500
Schaeffler Holding Finance B.V. 6.875%, due 8/15/18 (a)(b)	100,000	102,000
ZF North America Capital, Inc. 4.50%, due 4/29/22 (a)	1,050,000	1,064,437

		3,067,687

Banks 0.4%
Bank of America Corp.
4.20%, due 8/26/24	295,000	304,947
5.625%, due 7/1/20	275,000	309,386
Goldman Sachs Group, Inc. (The)
5.375%, due 3/15/20	255,000	283,641
6.75%, due 10/1/37	260,000	320,719
Morgan Stanley
5.00%, due 11/24/25	285,000	312,015
5.50%, due 1/26/20	250,000	278,053

		1,808,761

Beverages 0.4%
♦Constellation Brands, Inc. 7.25%, due 5/15/17	1,700,000	1,772,250
Cott Beverages, Inc. 5.375%, due 7/1/22	200,000	200,000
Cott Finance Corp. Series Reg S 5.50%, due 7/1/24	EUR 140,000	158,472

		2,130,722

Building Materials 0.3%
BMBG Bond Finance SCA Series Reg S 3.00%, due 6/15/21	625,000	686,874
Cemex Finance LLC Series Reg S 9.375%, due 10/12/22	$950,000	1,045,000

		1,731,874

	Principal Amount	Value
Commercial Services 0.1%
Nielsen Co. Luxembourg S.A.R.L. (The) 5.50%, due 10/1/21 (a)	$700,000	$722,750

Computers 0.2%
Diamond 1 Finance Corp. / Diamond 2 Finance Corp.
3.48%, due 6/1/19 (a)	365,000	373,910
4.42%, due 6/15/21 (a)	504,000	518,752
5.45%, due 6/15/23 (a)	115,000	119,321
6.02%, due 6/15/26 (a)	151,000	157,415
8.10%, due 7/15/36 (a)	54,000	58,215

		1,227,613

Distribution & Wholesale 0.0%‡
LKQ Corp. 4.75%, due 5/15/23	80,000	78,600

Electric 0.4%
EDP Finance B.V. Series Reg S 6.00%, due 2/2/18	1,250,000	1,318,750
Enel S.p.A. 8.75%, due 9/24/73 (a)(c)	400,000	455,500

		1,774,250

Entertainment 0.1%
Isle of Capri Casinos, Inc. 5.875%, due 3/15/21	240,000	249,000

Finance—Other Services 0.0%‡
Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp. 5.875%, due 2/1/22	240,000	226,231

Food 0.3%
Barry Callebaut Services N.V. 5.50%, due 6/15/23 (a)	200,000	215,260
Kraft Heinz Foods Co.
2.80%, due 7/2/20 (a)	300,000	311,532
4.875%, due 2/15/25 (a)	300,000	329,011
Tesco PLC 2.70%, due 1/5/17 (a)	350,000	350,844
Tyson Foods, Inc. 3.95%, due 8/15/24	490,000	528,928

		1,735,575

Food Services 0.3%
Aramark Services, Inc.
4.75%, due 6/1/26 (a)	210,000	205,800

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of June 30, 2016, excluding short-term investments. May be subject to change daily.
¡	Among the Portfolio’s 5 largest short positions or issuers as of June 30, 2016. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-11

Consolidated Portfolio of Investments June 30, 2016 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Food Services (continued)
Aramark Services, Inc. (continued)
5.125%, due 1/15/24	$710,000	$724,200
5.125%, due 1/15/24 (a)	540,000	550,800
5.75%, due 3/15/20	147,000	151,410

		1,632,210

Health Care—Products 0.3%
Boston Scientific Corp. 2.85%, due 5/15/20	480,000	497,253
Hologic, Inc. 5.25%, due 7/15/22 (a)	845,000	883,025
Teleflex, Inc. 4.875%, due 6/1/26	180,000	181,800

		1,562,078

Health Care—Services 0.4%
Fresenius Medical Care U.S. Finance II, Inc. 4.75%, due 10/15/24 (a)	700,000	722,750
HCA, Inc. 5.875%, due 3/15/22	570,000	619,875
Laboratory Corporation of America Holdings 2.625%, due 2/1/20	480,000	490,267

		1,832,892

Home Builders 0.1%
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc. 5.875%, due 6/15/24	250,000	254,063

Housewares 0.0%‡
Newell Brands, Inc. 5.00%, due 11/15/23 (a)	105,000	110,253

Internet 0.2%
United Group B.V. Series Reg S 7.875%, due 11/15/20	EUR 800,000	932,190

Media 1.0%
♦CCO Holdings LLC / CCO Holdings Capital Corp.
5.875%, due 4/1/24 (a)	$200,000	207,500
5.875%, due 5/1/27 (a)	200,000	206,500
6.625%, due 1/31/22	1,275,000	1,345,125
Nielsen Finance LLC / Nielsen Finance Co. 5.00%, due 4/15/22 (a)	800,000	816,000

	Principal Amount	Value
Media (continued)
Numericable-SFR S.A.
6.00%, due 5/15/22 (a)	$400,000	$389,000
7.375%, due 5/1/26 (a)	450,000	444,938
Sirius XM Radio, Inc.
5.75%, due 8/1/21 (a)	610,000	633,637
5.875%, due 10/1/20 (a)	122,000	125,813
6.00%, due 7/15/24 (a)	530,000	547,887
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH 5.50%, due 1/15/23 (a)	250,000	251,250

		4,967,650

Packaging & Containers 0.6%
♦Ball Corp. 4.375%, due 12/15/23	EUR 1,500,000	1,793,633
Crown European Holdings S.A. Series Reg S 4.00%, due 7/15/22	100,000	117,911
Sealed Air Corp. 4.875%, due 12/1/22 (a)	$1,000,000	1,028,750

		2,940,294

Pharmaceuticals 0.3%
AbbVie, Inc. 2.50%, due 5/14/20	480,000	490,715
Grifols Worldwide Operations, Ltd. 5.25%, due 4/1/22	755,000	768,213

		1,258,928

Real Estate Investment Trusts 0.2%
Equinix, Inc.
5.375%, due 1/1/22	100,000	103,250
5.375%, due 4/1/23	170,000	175,525
5.75%, due 1/1/25	608,000	629,280
5.875%, due 1/15/26	100,000	104,187

		1,012,242

Retail 0.9%
1011778 B.C. ULC / New Red Finance, Inc. 4.625%, due 1/15/22 (a)	1,400,000	1,410,500
AutoNation, Inc. 3.35%, due 1/15/21	400,000	409,588
Dollar Tree, Inc. 5.75%, due 3/1/23 (a)	1,020,000	1,083,750
Dufry Finance SCA 5.50%, due 10/15/20 (a)	600,000	619,500
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC
5.00%, due 6/1/24 (a)	550,000	559,625
5.25%, due 6/1/26 (a)	160,000	164,000

		4,246,963

M-12	MainStay VP Absolute Return Multi-Strategy Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Telecommunications 0.4%
T-Mobile USA, Inc.
6.375%, due 3/1/25	$235,000	$245,575
6.731%, due 4/28/22	500,000	525,775
6.836%, due 4/28/23	163,000	172,169
Telecom Italia Capital S.A. 6.999%, due 6/4/18	920,000	995,900

		1,939,419

Total Corporate Bonds (Cost $37,887,863)		38,140,379

Foreign Bonds 7.6%
Austria 0.1%
Sappi Papier Holding GmbH Series Reg S 4.00%, due 4/1/23	EUR 600,000	680,832

Belgium 0.4%
Ontex Group N.V. Series Reg S 4.75%, due 11/15/21	785,000	922,987
Solvay Finance S.A. Series Reg S 5.869%, due 12/29/49 (c)	1,050,000	1,213,223

		2,136,210

Croatia 0.3%
Agrokor D.D. Series Reg S 9.125%, due 2/1/20	1,300,000	1,531,976

France 2.0%
Accor S.A. Series Reg S 4.125%, due 6/30/49 (c)	900,000	996,278
♦Cerba European Lab S.A.S. Series Reg S 7.00%, due 2/1/20	1,600,000	1,838,634
Crown European Holdings S.A. Series Reg S 3.375%, due 5/15/25	850,000	942,438
Elis S.A. Series Reg S 3.00%, due 4/30/22	800,000	879,607
Engie S.A. Series Reg S 3.875%, due 7/29/49 (c)	400,000	463,032
Faurecia
Series Reg S 3.125%, due 6/15/22	100,000	111,252

	Principal Amount	Value
France (continued)
Faurecia (continued)
Series Reg S 3.625%, due 6/15/23	EUR 550,000	$617,138
La Financiere Atalian S.A.S. Series Reg S 7.25%, due 1/15/20	750,000	882,251
Orange S.A.
Series Reg S 5.75%, due 10/29/49 (c)	GBP 250,000	336,143
Series Reg S 5.875%, due 2/28/49 (c)	150,000	203,782
Rexel S.A. Series Reg S 3.50%, due 6/15/23	EUR 500,000	559,175
SMCP S.A.S. Series Reg S 8.875%, due 6/15/20	600,000	697,278
♦Veolia Environnement S.A. Series Reg S 4.85%, due 1/29/49 (c)	GBP 1,200,000	1,633,688

		10,160,696

Germany 1.4%
HeidelbergCement A.G. Series Reg S 2.25%, due 3/30/23	EUR 150,000	169,802
Kirk Beauty One GmbH Series Reg S 8.75%, due 7/15/23	450,000	529,351
Schaeffler Holding Finance B.V. Series Reg S 6.875%, due 8/15/18 (b)	468,750	531,275
Techem Energy Metering Service GmbH & Co. KG Series Reg S 7.875%, due 10/1/20	1,350,000	1,573,070
Trionista Holdco GmbH Series Reg S 5.00%, due 4/30/20	500,000	568,053
Trionista TopCo GmbH Series Reg S 6.875%, due 4/30/21	1,000,000	1,165,237
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH
Series Reg S 3.50%, due 1/15/27	250,000	267,034
Series Reg S 4.00%, due 1/15/25	400,000	446,315
Vonovia Finance B.V. Series Reg S 4.625%, due 4/8/74 (c)	1,400,000	1,611,912

		6,862,049

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-13

Consolidated Portfolio of Investments June 30, 2016 (Unaudited) (continued)

	Principal Amount	Value
Foreign Bonds (continued)
Ireland 0.2%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc.
Series Reg S 4.125%, due 5/15/23	EUR 310,000	$348,753
Series Reg S 4.25%, due 1/15/22	450,000	508,127

		856,880

Italy 0.2%
Enel S.p.A.
Series Reg S 6.50%, due 1/10/74 (c)	150,000	179,776
Series Reg S 7.75%, due 9/10/75 (c)	GBP 450,000	635,516
Telecom Italia S.p.A. Series Reg S 3.625%, due 5/25/26	EUR 300,000	343,517

		1,158,809

Luxembourg 0.4%
♦Telenet Finance V Luxembourg SCA Series Reg S 6.25%, due 8/15/22	1,750,000	2,073,151

Netherlands 0.4%
Grupo Antolin Dutch B.V. Series Reg S 4.75%, due 4/1/21	650,000	746,584
InterXion Holding N.V. Series Reg S 6.00%, due 7/15/20	900,000	1,043,001
LGE HoldCo VI B.V. Series Reg S 7.125%, due 5/15/24	100,000	122,350

		1,911,935

Poland 0.3%
Play Finance 1 S.A. Series Reg S 6.50%, due 8/1/19	850,000	973,944
Play Topco S.A. Series Reg S 7.75%, due 2/28/20 (b)	417,000	470,402

		1,444,346

Romania 0.2%
Cable Communications Systems N.V. Series Reg S 7.50%, due 11/1/20	725,000	841,820

	Principal Amount		Value
Spain 0.7%
Campofrio Food Group S.A. Series Reg S 3.375%, due 3/15/22		EUR 830,000	$928,251
Gestamp Funding Luxembourg S.A. Series Reg S 3.50%, due 5/15/23		475,000	536,699
Iberdrola International B.V. Series Reg S 5.75%, due 2/27/49 (c)		900,000	1,065,093
Telefonica Europe B.V.
Series Reg S 5.00%, due 3/31/49 (c)		500,000	558,943
Series Reg S 6.50%, due 9/29/49 (c)		200,000	232,493

			3,321,479

Sweden 0.1%
Verisure Holding AB Series Reg S 6.00%, due 11/1/22		640,000	756,050

Switzerland 0.1%
LKQ Italia Bondco S.p.A. Series Reg S 3.875%, due 4/1/24		250,000	284,373

United Kingdom 0.8%
Alliance Automotive Finance PLC Series Reg S 6.25%, due 12/1/21		560,000	655,640
Merlin Entertainments PLC Series Reg S 2.75%, due 3/15/22		220,000	236,821
R&R Ice Cream PLC Series Reg S 5.50%, due 5/15/20	GBP	1,000,000	1,354,546
Virgin Media Secured Finance PLC Series Reg S 6.00%, due 4/15/21		900,000	1,231,073
Worldpay Finance PLC Series Reg S 3.75%, due 11/15/22	EUR	300,000	339,167

			3,817,247

Total Foreign Bonds (Cost $37,542,098)			37,837,853

U.S. Government 6.3%
♦United States Treasury Bill 1.0%
0.00%, due 2/2/17 (d)		$5,000,000	4,989,805

M-14	MainStay VP Absolute Return Multi-Strategy Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government (continued)
♦United States Treasury Notes 4.0%
0.75%, due 1/15/17 (d)	$20,000,000	$20,033,200

♦United States Treasury Inflation—Indexed Bonds 1.3%
0.375%, due 7/15/25 (e)	6,506,567	6,699,734

Total U.S. Government (Cost $31,582,091)		31,722,739

Total Long-Term Bonds (Cost $107,012,052)		107,700,971

	Shares
Common Stocks 23.1%
Advertising 0.0%‡
oOh!media, Ltd.	18,258	67,731

Aerospace & Defense 0.1%
Spirit AeroSystems Holdings, Inc. Class A (d)(f)	9,500	408,500

Airlines 0.0%‡
SAS AB (f)	102,240	194,435

Apparel 0.3%
Carter’s, Inc. (d)	4,000	425,880
Michael Kors Holdings, Ltd. (d)(f)	8,200	405,736
Oxford Industries, Inc.	1,800	101,916
Ralph Lauren Corp. (d)	4,200	376,404
Skechers U.S.A., Inc. Class A (f)	9,700	288,284

		1,598,220

Auto Manufacturers 0.1%
Wabash National Corp. (f)	29,500	374,650

Auto Parts & Equipment 0.2%
Autoneum Holding A.G.	1,468	343,048
Modine Manufacturing Co. (f)	9,500	83,600
Tower International, Inc.	17,400	358,092

		784,740

Banks 0.3%
Banco De Sabadell S.A.	85,184	113,818
BankUnited, Inc.	6,000	184,320
Customers Bancorp, Inc. (f)	11,000	276,430
First BanCorp (f)	29,800	118,306
First NBC Bank Holding Co. (d)(f)	12,500	209,875
Raiffeisen Bank International A.G. (f)	21,032	264,713
SVB Financial Group (d)(f)	2,800	266,448

		1,433,910

	Shares	Value
Biotechnology 0.9%
Acorda Therapeutics, Inc. (d)(f)	14,800	$377,474
AMAG Pharmaceuticals, Inc. (f)	15,700	375,544
Arena Pharmaceuticals, Inc. (f)	67,900	116,109
Emergent BioSolutions, Inc. (f)	9,500	267,140
Five Prime Therapeutics, Inc. (f)	9,200	380,420
Medivation, Inc. (f)	16,974	1,023,532
Myriad Genetics, Inc. (f)	12,100	370,260
PDL BioPharma, Inc.	122,300	384,022
Spectrum Pharmaceuticals, Inc. (f)	55,300	363,321
United Therapeutics Corp. (d)(f)	4,100	434,272
Vitrolife AB	5,374	295,243

		4,387,337

Building Materials 0.3%
Buzzi Unicem S.p.A.	28,986	290,335
Fletcher Building, Ltd.	3,935	24,193
NCI Building Systems, Inc. (f)	12,600	201,474
Owens Corning (d)	5,000	257,600
Patrick Industries, Inc. (d)(f)	4,700	283,363
U.S. Concrete, Inc. (f)	6,400	389,824
USG Corp. (d)(f)	8,100	218,376
Wienerberger A.G.	1,243	17,431

		1,682,596

Chemicals 0.7%
E.I. du Pont de Nemours & Co.	7,690	498,312
Huntsman Corp. (d)	26,800	360,460
Koppers Holdings, Inc. (d)(f)	12,500	384,125
Lenzing A.G.	1,194	110,204
Lonza Group A.G. Registered (f)	263	43,583
Monsanto Co.	4,368	451,695
Rayonier Advanced Materials, Inc.	27,500	373,725
Tronox, Ltd. Class A	44,600	196,686
Valspar Corp. (The)	6,764	730,715
Westlake Chemical Corp.	4,000	171,680

		3,321,185

Commercial Services 0.7%
Aaron’s, Inc. (d)	18,800	411,532
American Public Education, Inc. (f)	600	16,860
Avis Budget Group, Inc. (d)(f)	5,500	177,265
Cramo OYJ	3,369	69,790
DeVry Education Group, Inc.	21,100	376,424
Hutchison Port Holdings Trust	131,400	60,361
K12, Inc. (f)	18,600	232,314
ManpowerGroup, Inc. (d)	5,500	353,870
Monster Worldwide, Inc. (f)	35,700	85,323
Quad / Graphics, Inc.	12,500	291,125
R.R. Donnelley & Sons Co. (d)	25,800	436,536
Ramirent OYJ	25,626	196,544
Robert Half International, Inc. (d)	10,400	396,864
United Rentals, Inc. (f)	6,000	402,600

		3,507,408

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-15

Consolidated Portfolio of Investments June 30, 2016 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Computers 0.6%
Brocade Communications Systems, Inc.	66,430	$609,828
Cray, Inc. (d)(f)	12,200	365,024
EMC Corp.	41,408	1,125,055
Engility Holdings, Inc. (f)	6,300	133,056
Leidos Holdings, Inc. (d)	8,700	416,469
Teradata Corp. (f)	14,800	371,036

		3,020,468

Cosmetics & Personal Care 0.1%
Oriflame Holding A.G. (f)	15,185	386,037

Distribution & Wholesale 0.3%
D’ieteren S.A.	7,290	316,380
Fossil Group, Inc. (f)	5,900	168,327
HD Supply Holdings, Inc. (d)(f)	11,900	414,358
Ingram Micro, Inc. Class A (d)	11,900	413,882

		1,312,947

Electric 0.2%
Dynegy, Inc. (f)	22,200	382,728
NRG Energy, Inc. (d)	29,200	437,708
Spark Energy, Inc. Class A	10,300	340,415

		1,160,851

Electrical Components & Equipment 0.2%
Encore Wire Corp. (d)	2,600	96,928
General Cable Corp. (d)	26,900	341,899
Insteel Industries, Inc.	13,300	380,247

		819,074

Electronics 0.4%
Arrow Electronics, Inc. (d)(f)	6,300	389,970
FEI Co.	5,600	598,528
Jabil Circuit, Inc. (d)	22,200	410,034
Mycronic AB	8,360	62,281
Sanmina Corp. (d)(f)	13,500	361,935

		1,822,748

Engineering & Construction 0.3%
ACS Actividades De Construccion Y Servicios S.A.	13,326	365,149
Bouygues S.A.	21,357	617,265
Downer EDI, Ltd.	9,729	27,924
Fomento de Construcciones y Contratas S.A. (f)	43,000	361,972
Obrascon Huarte Lain S.A.	79,647	279,306
WorleyParsons, Ltd.	16,091	88,689

		1,740,305

Entertainment 0.6%
AMC Entertainment Holdings, Inc. Class A (d)	8,600	237,446

	Shares	Value
Entertainment (continued)
Aristocrat Leisure, Ltd.	9,031	$93,316
Carmike Cinemas, Inc. (f)	12,060	363,247
DreamWorks Animation SKG, Inc. Class A (f)	34,940	1,427,998
Genting Singapore PLC	676,800	369,367
Isle of Capri Casinos, Inc. (f)	20,081	367,884
Pinnacle Entertainment, Inc. (f)	33,200	367,856

		3,227,114

Finance—Consumer Loans 0.0%‡
Synchrony Financial (f)	1,400	35,392

Finance—Credit Card 0.0%‡
Alliance Data Systems Corp. (f)	400	78,368

Finance—Investment Banker/Broker 0.3%
GAIN Capital Holdings, Inc.	26,100	164,952
INTL. FCStone, Inc. (d)(f)	13,900	379,331
Investment Technology Group, Inc.	23,100	386,232
LPL Financial Holdings, Inc.	17,000	383,010

		1,313,525

Food 0.6%
Austevoll Seafood ASA	19,471	162,669
Dean Foods Co. (d)	20,800	376,272
ICA Gruppen AB	10,941	365,585
John B. Sanfilippo & Son, Inc. (d)	8,200	349,566
Leroy Seafood Group ASA	7,376	347,390
Metcash, Ltd. (f)	93,465	133,437
Pilgrim’s Pride Corp. (d)	16,700	425,516
Salmar ASA	12,412	370,648
Tyson Foods, Inc. Class A (d)	6,800	454,172

		2,985,255

Hand & Machine Tools 0.2%
Kennametal, Inc. (d)	17,400	384,714
Regal Beloit Corp.	7,300	401,865

		786,579

Health Care—Products 0.6%
Accuray, Inc. (d)(f)	23,800	123,522
Alere, Inc. (f)	200	8,336
Bruker Corp. (d)	15,600	354,744
Cepheid, Inc. (f)	12,600	387,450
Genomic Health, Inc. (d)(f)	14,300	370,298
Halyard Health, Inc. (f)	11,600	377,232
Hill-Rom Holdings, Inc. (d)	8,100	408,645
Hologic, Inc. (f)	9,400	325,240
VWR Corp. (d)(f)	13,900	401,710

		2,757,177

Health Care—Services 0.4%
Centene Corp. (d)(f)	6,000	428,220

M-16	MainStay VP Absolute Return Multi-Strategy Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Health Care—Services (continued)
Magellan Health, Inc. (f)	5,500	$361,735
Molina Healthcare, Inc. (d)(f)	7,300	364,270
Natera, Inc. (f)	25,400	306,451
Triple-S Management Corp. Class B (d)(f)	14,900	364,007
WellCare Health Plans, Inc. (d)(f)	3,500	375,480

		2,200,163

Holding Company—Diversified 0.0%‡
Seven Group Holdings, Ltd.	13,129	59,439

Home Builders 0.0%‡
YIT Oyj	15,880	114,084

Home Furnishing 0.2%
Electrolux AB Series B	15,138	411,150
Harman International Industries, Inc. (d)	1,400	100,548
La-Z-Boy, Inc. (d)	12,800	356,096

		867,794

Household Products & Wares 0.2%
Central Garden & Pet Co. Class A (d)(f)	10,300	223,613
Henkel A.G. & Co. KGaA	6,763	726,725
Tumi Holdings, Inc. (f)	7,490	200,282

		1,150,620

Insurance 0.1%
AmTrust Financial Services, Inc.	4,900	120,050
Assured Guaranty, Ltd. (d)	16,500	418,605

		538,655

Internet 1.1%
1-800-Flowers.com, Inc. Class A (f)	44,600	402,292
Angie’s List, Inc. (f)	6,400	41,664
AVG Technologies N.V. (f)	800	15,192
GoDaddy, Inc. Class A (d)(f)	12,900	402,351
IAC/InterActiveCorp. (d)	7,400	416,620
LinkedIn Corp. Class A (f)	6,925	1,310,556
Marketo, Inc. (f)	34,875	1,214,348
New Media Investment Group, Inc.	6,100	110,227
Overstock.com, Inc. (f)	5,900	95,049
RetailMeNot, Inc. (f)	16,500	127,215
Rubicon Project, Inc. (The) (d)(f)	26,700	364,455
Yahoo!, Inc. (f)	32,840	1,233,470

		5,733,439

Investment Company 0.1%
EXOR S.p.A.	20,014	739,349

Investment Management/Advisory Services 0.0%‡
Waddell & Reed Financial, Inc. Class A	3,100	53,382

	Shares	Value
Iron & Steel 0.2%
BlueScope Steel, Ltd.	73,927	$354,488
Fortescue Metals Group, Ltd.	153,019	411,851
Steel Dynamics, Inc. (d)	5,100	124,950
Voestalpine A.G.	8,206	274,594

		1,165,883

Lodging 0.0%‡
Mantra Group, Ltd.	53,317	139,621

Machinery—Construction & Mining 0.2%
Danieli & C Officine Meccaniche S.p.A.	14,493	202,417
Joy Global, Inc. (d)	19,200	405,888
Terex Corp.	19,200	389,952

		998,257

Machinery—Diversified 0.1%
Briggs & Stratton Corp.	16,300	345,234
Rieter Holding A.G. Registered (f)	54	11,037

		356,271

Media 0.1%
Mediaset Espana Comunicacion S.A.	28,826	322,778
Seven West Media, Ltd.	435,668	347,758

		670,536

Metal Fabricate & Hardware 0.1%
Global Brass & Copper Holdings, Inc.	13,200	360,228
TimkenSteel Corp.	4,700	45,214

		405,442

Mining 0.6%
Detour Gold Corp. (f)	13,660	341,725
Evolution Mining, Ltd.	233,103	406,361
Galaxy Resources, Ltd. (f)	548,118	204,571
Goldcorp, Inc.	13,804	264,124
Metals X, Ltd.	56,401	58,751
Northern Star Resources, Ltd.	88,057	325,156
OZ Minerals, Ltd.	91,245	388,019
Regis Resources, Ltd.	157,861	403,382
Rio Tinto, Ltd.	7,418	255,454
South32, Ltd. (f)	290,869	339,914

		2,987,457

Miscellaneous—Manufacturing 0.2%
AGFA-Gevaert N.V. (f)	28,239	92,410
NKT Holding A/S	3,032	153,663
Trinity Industries, Inc. (d)	9,800	181,986
Trinseo S.A. (d)(f)	8,000	343,440

		771,499

Multi-National 0.0%‡
Banco Latinoamericano de Comercio Exterior S.A. Class E (d)	2,900	76,850

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-17

Consolidated Portfolio of Investments June 30, 2016 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Office Equipment/Supplies 0.1%
Xerox Corp. (d)	42,500	$403,325

Oil & Gas 1.2%
Antero Midstream Partners, L.P. (d)	34,600	964,302
Beach Energy, Ltd.	197,118	91,157
Cheniere Energy, Inc. (d)(f)	13,600	510,680
CVR Energy, Inc.	9,100	141,050
Energen Corp.	1,900	91,599
Ensco PLC Class A	1,500	14,565
EQT GP Holdings, L.P. (d)	28,600	729,014
HollyFrontier Corp.	10,100	240,077
Murphy USA, Inc. (d)(f)	5,800	430,128
Nabors Industries, Ltd.	2,700	27,135
Noble Corp. PLC	10,000	82,400
QEP Resources, Inc. (d)	4,800	84,624
Repsol S.A.	18,111	229,757
Sanchez Energy Corp. (f)	12,100	85,426
SM Energy Co.	3,400	91,800
Southwestern Energy Co. (f)	6,600	83,028
Suncor Energy, Inc.	28,000	776,748
Transocean, Ltd.	8,100	96,309
Unit Corp. (f)	1,100	17,116
Valero Energy Partners, L.P. (d)	12,400	582,924
VTTI Energy Partners, L.P. (d)	32,100	651,630
Woodside Petroleum, Ltd.	4,723	95,737

		6,117,206

Oil & Gas Services 0.9%
FMC Technologies, Inc. (f)	3,300	88,011
Halliburton Co.	9,132	413,588
MRC Global, Inc. (d)(f)	19,400	275,674
NOW, Inc. (d)(f)	22,200	402,708
Oceaneering International, Inc.	2,900	86,594
Rice Midstream Partners, L.P.	31,456	642,646
Subsea 7 S.A. (f)	10,416	101,949
Superior Energy Services, Inc. (d)	4,800	88,368
Targa Resources Corp. (d)	27,600	1,163,064
Technip S.A.	25,895	1,408,357
TETRA Technologies, Inc. (f)	8,100	51,597

		4,722,556

Packaging & Containers 0.0%‡
AEP Industries, Inc.	700	56,322

Pharmaceuticals 1.5%
Actelion, Ltd. Registered (f)	2,577	432,412
AmerisourceBergen Corp. (d)	5,500	436,260
Amphastar Pharmaceuticals, Inc. (d)(f)	24,500	394,940
Array BioPharma, Inc. (f)	68,200	242,792
AstraZeneca PLC, Sponsored ADR	11,800	356,242
Australian Pharmaceutical Industries, Ltd.	246,547	310,555

	Shares	Value
Pharmaceuticals (continued)
Catalent, Inc. (f)	16,200	$372,438
Endo International PLC (f)	2,600	40,534
FibroGen, Inc. (d)(f)	23,700	388,917
Herbalife, Ltd. (d)(f)	7,100	415,563
Horizon Pharma PLC (f)	22,104	364,053
Impax Laboratories, Inc. (f)	13,100	377,542
Mylan N.V. (f)	12,003	519,010
Orion Oyj Class B	1,072	41,643
Phibro Animal Health Corp. Class A	19,000	354,540
Raptor Pharmaceutical Corp. (f)	73,000	392,010
Sagent Pharmaceuticals, Inc. (f)	25,200	377,496
SciClone Pharmaceuticals, Inc. (d)(f)	27,600	360,456
Shire PLC, Sponsored ADR	1,892	348,279
Sucampo Pharmaceuticals, Inc. Class A (d)(f)	35,800	392,726
Vanda Pharmaceuticals, Inc. (f)	33,700	377,103
Zealand Pharma A/S (f)	2,212	39,660

		7,335,171

Pipelines 3.5%
Buckeye Partners, L.P. (d)	7,700	541,541
Dominion Midstream Partners, L.P. (d)	25,400	714,502
Energy Transfer Equity, L.P. (d)	57,900	832,023
Energy Transfer Partners, L.P. (d)	26,900	1,024,083
EnLink Midstream LLC	35,700	567,987
Enterprise Products Partners, L.P. (d)	42,800	1,252,328
EQT Midstream Partners, L.P. (d)	8,100	650,430
Genesis Energy, L.P. (d)	31,800	1,220,166
Magellan Midstream Partners, L.P. (d)	8,800	668,800
MPLX, L.P. (d)	33,200	1,116,516
NGL Energy Partners, L.P.	63,500	1,226,820
ONEOK, Inc. (d)	18,500	877,825
Phillips 66 Partners, L.P. (d)	11,900	664,853
SemGroup Corp. Class A (d)	30,000	976,800
Shell Midstream Partners, L.P. (d)	22,700	767,033
Sunoco Logistics Partners, L.P. (d)	37,300	1,072,375
Tesoro Logistics, L.P. (d)	15,900	787,527
Western Gas Partners, L.P. (d)	15,500	781,200
Williams Cos., Inc. (The)	34,500	746,235
Williams Partners, L.P.	27,800	962,992

		17,452,036

Real Estate Investment Trusts 0.3%
Rouse Properties, Inc.	74,535	1,360,264

Retail 1.5%
Abercrombie & Fitch Co. Class A (d)	9,800	174,538
Best Buy Co., Inc. (d)	13,900	425,340
Bloomin’ Brands, Inc.	9,700	173,339
Byggmax Group AB	34,367	261,172
Carrols Restaurant Group, Inc. (d)(f)	31,200	371,280
Dick’s Sporting Goods, Inc. (d)	10,200	459,612
Fred’s, Inc. Class A	24,100	388,251

M-18	MainStay VP Absolute Return Multi-Strategy Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Retail (continued)
GameStop Corp. Class A	7,200	$191,376
Gap, Inc. (The) (d)	20,300	430,766
Kate Spade & Co. (d)(f)	19,600	403,956
Kohl’s Corp. (d)	11,300	428,496
Krispy Kreme Doughnuts, Inc. (f)	35,018	733,977
Movado Group, Inc. (d)	4,000	86,720
Myer Holdings, Ltd.	138,563	116,543
Nu Skin Enterprises, Inc. Class A (d)	2,900	133,951
Office Depot, Inc. (f)	100,545	332,804
Outerwall, Inc.	8,600	361,200
Pandora A/S	2,940	399,090
PVH Corp. (d)	4,200	395,766
Regis Corp. (d)(f)	27,800	346,110
Ruby Tuesday, Inc. (f)	16,200	58,482
Staples, Inc. (d)	21,000	181,020
Urban Outfitters, Inc. (d)(f)	15,900	437,250

		7,291,039

Savings & Loans 0.1%
Bofi Holding, Inc. (f)	16,600	293,986
Meta Financial Group, Inc.	3,200	163,072

		457,058

Semiconductors 0.6%
Amkor Technology, Inc. (f)	61,500	353,625
Cree, Inc. (d)(f)	16,500	403,260
♦Fairchild Semiconductor International, Inc. (f)	103,521	2,054,892
ON Semiconductor Corp. (d)(f)	42,800	377,496

		3,189,273

Shipbuilding 0.0%‡
Yangzijiang Shipbuilding Holdings, Ltd.	266,900	179,822

Software 0.7%
Akamai Technologies, Inc. (f)	3,400	190,162
Allscripts Healthcare Solutions, Inc. (d)(f)	33,500	425,450
Epiq Systems, Inc.	6,700	97,820
First Data Corp. Class A (f)	34,000	376,380
Kudelski S.A. (f)	16,456	328,174
Nuance Communications, Inc. (d)(f)	25,500	398,565
Quality Systems, Inc. (d)	31,200	371,592
Rackspace Hosting, Inc. (f)	8,400	175,224
SciQuest, Inc. (f)	41,700	736,422
Synchronoss Technologies, Inc. (f)	10,800	344,088

		3,443,877

Telecommunications 0.5%
EarthLink Holdings Corp.	56,300	360,320
EchoStar Corp. Class A (d)(f)	10,800	428,760
General Communication, Inc. Class A (d)(f)	24,500	387,100
Koninklijke KPN N.V.	147,967	536,697

	Shares	Value
Telecommunications (continued)
NeoPhotonics Corp. (d)(f)	13,400	$127,702
T-Mobile U.S., Inc. (f)	6,692	289,563
Telenor ASA	26,103	431,151

		2,561,293

Transportation 0.5%
A.P. Moeller—Maersk A/S Class B	338	445,652
Ansaldo STS S.p.A.	26,225	298,587
ArcBest Corp.	9,500	154,375
Aurizon Holdings, Ltd.	106,362	385,285
BW LPG, Ltd. (a)	24,366	92,611
Dfds A/S	8,071	351,204
DHT Holdings, Inc.	5,600	28,168
Euronav N.V.	9,860	90,967
Gategroup Holding A.G. (f)	8,059	424,475
Gener8 Maritime, Inc. (f)	9,800	62,720
Ryder System, Inc.	1,200	73,368
Teekay Tankers, Ltd. Class A	13,400	39,932

		2,447,344

Trucking & Leasing 0.1%
Greenbrier Cos., Inc. (The) (d)	13,000	378,690

Total Common Stocks (Cost $109,551,914)		115,630,569

Exchanged-Traded Fund 0.2% (g)
Vanguard FTSE Europe ETF	17,400	811,884

Total Exchange-Traded Fund (Cost $773,259)		811,884

	Number of Rights
Rights 0.0%‡
Engineering & Construction 0.0%‡
ACS Actividades De Construccion Y Servicios S.A., Expires 7/18/16 (f)	13,326	9,361

Total Rights (Cost $10,341)		9,361

	Notional Amount
Purchased Option 0.0%‡ Purchased Swaption 0.0%‡
Markit iTraxx Europe Crossover Series 25 Swaption with BNP Paribas S.A. Strike Price $4.25 Expires 7/20/16	12,000,000	40,780

Total Purchased Option (Cost $62,279)		40,780

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-19

Consolidated Portfolio of Investments June 30, 2016 (Unaudited) (continued)

	Principal Amount	Value
Short-Term Investments 55.8%
Repurchase Agreements 47.0%
Fixed Income Clearing Corp. 0.03%, dated 6/30/16 due 7/1/16 Proceeds at Maturity $209,394,363 (Collateralized by United States Treasury Notes with rates between 0.125% and 3.50% and maturity dates between 4/15/17 and 5/15/20, with a Principal Amount of $204,330,000 and a Market Value of $213,609,620)	$209,394,188	$209,394,188
State Street Bank and Trust Co. 0.03%, dated 6/30/16 due 7/1/16 Proceeds at Maturity $26,180,652 (Collateralized by a United States Treasury Bill with a rate of 1.625% and a maturity date of 4/30/19, with Principal Amount of $25,995,000 and Market Value of $26,714,906)	26,180,630	26,180,630

Total Repurchase Agreements (Cost $235,574,818)		235,574,818

U.S. Government 8.8%
United States Treasury Bills 8.8%
0.204%, due 9/15/16 (d)(h)	8,900,000	8,896,173
0.261%, due 11/25/16 (h)	35,176,100	35,138,954

Total U.S. Government (Cost $44,004,658)		44,035,127

Total Short-Term Investments (Cost $279,579,476)		279,609,945

Total Investments, Before Investments Sold Short (Cost $496,989,321) (j)	100.6%	503,803,510

	Shares
Investments Sold Short (16.5%) Common Stocks Sold Short (13.8%)
Aerospace & Defense (0.3%)
Aerovironment, Inc. (f)	(8,300)	(230,740)
B/E Aerospace, Inc.	(6,100)	(281,667)
TransDigm Group, Inc. (f)	(1,600)	(421,904)
Triumph Group, Inc.	(10,700)	(379,850)

		(1,314,161)

Agriculture (0.0%)‡
Australian Agricultural Co., Ltd. (f)	(93,135)	(123,713)

	Shares	Value
Airlines (0.1%)
Copa Holdings S.A. Class A	(7,700)	$(402,402)

Apparel (0.0%)‡
Sequential Brands Group, Inc. (f)	(16,600)	(132,468)

Auto Parts & Equipment (0.1%)
Haldex AB	(19,963)	(190,608)
Motorcar Parts of America, Inc. (f)	(4,200)	(114,156)

		(304,764)

Banks (0.5%)
Banco Popular Espanol S.A.	(177,962)	(231,877)
BOK Financial Corp.	(4,600)	(288,420)
Comerica, Inc.	(6,500)	(267,345)
Cullen / Frost Bankers, Inc.	(4,400)	(280,412)
EFG International A.G. (f)	(33,456)	(127,624)
First Financial Bankshares, Inc.	(8,300)	(272,157)
Liberbank S.A. (f)	(303,736)	(201,538)
PacWest Bancorp	(7,000)	(278,460)
Park National Corp.	(3,000)	(275,340)
Westamerica Bancorp.	(5,700)	(280,782)

		(2,503,955)

Beverages (0.1%)
Brown-Forman Corp. Class B	(3,200)	(319,232)
Monster Beverage Corp. (f)	(2,600)	(417,846)

		(737,078)

Biotechnology (0.8%)
Ablynx N.V. (f)	(4,538)	(59,606)
Alder Biopharmaceuticals, Inc. (f)	(5,500)	(137,335)
Alnylam Pharmaceuticals, Inc. (f)	(1,500)	(83,235)
Aratana Therapeutics, Inc. (f)	(4,600)	(29,072)
Atara Biotherapeutics, Inc. (f)	(6,400)	(144,064)
Basilea Pharmaceutica A.G. Registered (f)	(5,174)	(360,328)
Bavarian Nordic A/S (f)	(2,174)	(76,028)
Celldex Therapeutics, Inc. (f)	(31,200)	(136,968)
Dermira, Inc. (f)	(4,800)	(140,400)
Dynavax Technologies Corp. (f)	(9,400)	(137,052)
Editas Medicine, Inc. (f)	(5,100)	(124,440)
Evolva Holding S.A. (f)	(49,999)	(38,053)
Galena Biopharma, Inc. (f)	(62,000)	(28,898)
Incyte Corp. (f)	(700)	(55,986)
Innoviva, Inc.	(12,700)	(133,731)
Insmed, Inc. (f)	(14,400)	(141,984)
Juno Therapeutics, Inc. (f)	(1,200)	(46,128)
Loxo Oncology, Inc. (f)	(5,700)	(132,126)
Novavax, Inc. (f)	(20,800)	(151,216)
Omeros Corp. (f)	(12,800)	(134,656)
Organovo Holdings, Inc. (f)	(15,700)	(58,404)
Otonomy, Inc. (f)	(9,200)	(146,096)
Pacific Biosciences of California, Inc. (f)	(15,800)	(111,153)

M-20	MainStay VP Absolute Return Multi-Strategy Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks Sold Short (continued)
Biotechnology (continued)
Paratek Pharmaceuticals, Inc. (f)	(3,300)	$(45,903)
Prothena Corp. PLC (f)	(3,500)	(122,360)
Sage Therapeutics, Inc. (f)	(4,800)	(144,624)
Seattle Genetics, Inc. (f)	(10,800)	(436,428)
Spark Therapeutics, Inc. (f)	(3,000)	(153,390)
Ultragenyx Pharmaceutical, Inc. (f)	(2,700)	(132,057)
Versartis, Inc. (f)	(5,000)	(55,300)
XBiotech, Inc. (f)	(8,200)	(171,544)
ZIOPHARM Oncology, Inc. (f)	(23,600)	(129,564)

		(3,998,129)

Building Materials (0.1%)
James Hardie Industries PLC	(22,050)	(337,753)
PGT, Inc. (f)	(22,700)	(233,810)

		(571,563)

Chemicals (0.1%)
FMC Corp.	(1,600)	(74,096)
Platform Specialty Products Corp. (f)	(20,100)	(178,488)
Syngenta A.G. Registered	(1,053)	(404,748)

		(657,332)

Commercial Services (0.6%)
Advisory Board Co. (The) (f)	(300)	(10,617)
HealthEquity, Inc. (f)	(12,700)	(385,889)
LendingTree, Inc. (f)	(3,700)	(326,821)
LifeLock, Inc. (f)	(23,600)	(373,116)
Macquarie Infrastructure Corp.	(5,900)	(436,895)
Qube Holdings, Ltd.	(206,580)	(341,996)
Rollins, Inc.	(8,000)	(234,160)
Sotheby’s	(6,900)	(189,060)
Spotless Group Holdings, Ltd.	(470,604)	(397,206)
TransUnion (f)	(10,800)	(361,152)
Weight Watchers International, Inc. (f)	(13,700)	(159,331)

		(3,216,243)

Computers (0.5%)
3D Systems Corp. (f)	(33,500)	(458,615)
Arcam AB (f)	(7,503)	(192,590)
Luxoft Holding, Inc. (f)	(1,900)	(98,838)
Mercury Systems, Inc. (f)	(9,500)	(236,170)
Nimble Storage, Inc. (f)	(43,600)	(347,056)
Pure Storage, Inc. Class A (f)	(35,100)	(382,590)
Stratasys, Ltd. (f)	(16,500)	(377,685)
Tobii AB (f)	(24,657)	(186,750)

		(2,280,294)

Cosmetics & Personal Care (0.1%)
Coty, Inc. Class A	(15,800)	(410,642)

Diversified Financial Services (0.1%)
Julius Baer Group, Ltd. (f)	(9,168)	(368,430)

	Shares	Value
Electrical Components & Equipment (0.1%)
SunPower Corp. (f)	(20,400)	$(315,996)
Zumtobel Group A.G.	(5,566)	(67,552)

		(383,548)

Electronics (0.2%)
Allegion PLC	(900)	(62,487)
Garmin, Ltd.	(9,900)	(419,958)
Mesa Laboratories, Inc.	(2,000)	(246,000)
TASER International, Inc. (f)	(8,100)	(201,528)
Trimble Navigation, Ltd. (f)	(6,400)	(155,904)

		(1,085,877)

Energy—Alternate Sources (0.4%)
Clean Energy Fuels Corp. (f)	(59,600)	(206,812)
Pattern Energy Group, Inc.	(16,800)	(385,896)
Plug Power, Inc. (f)	(59,600)	(110,856)
Sunrun, Inc. (f)	(59,700)	(354,021)
TerraForm Global, Inc. Class A (f)	(77,600)	(252,976)
¡ TerraForm Power, Inc. Class A (f)	(46,700)	(509,030)

		(1,819,591)

Engineering & Construction (0.4%)
Argan, Inc.	(8,900)	(371,308)
Cie d’Entreprises CFE	(1,555)	(141,746)
CIMIC Group, Ltd.	(13,706)	(367,070)
Ferrovial S.A.	(20,017)	(388,928)
SBA Communications Corp. Class A (f)	(4,100)	(442,554)
Singapore Technologies Engineering, Ltd.	(43,000)	(101,508)
Tecnicas Reunidas S.A.	(1,581)	(47,219)

		(1,860,333)

Entertainment (0.2%)
Dolby Laboratories, Inc. Class A	(8,600)	(411,510)
Lions Gate Entertainment Corp.	(20,200)	(408,646)

		(820,156)

Environmental Controls (0.1%)
SIIC Environment Holdings, Ltd. (f)	(26,100)	(12,034)
Stericycle, Inc. (f)	(4,200)	(437,304)

		(449,338)

Finance—Auto Loans (0.1%)
Credit Acceptance Corp. (f)	(2,400)	(444,192)

Finance—Consumer Loans (0.2%)
Navient Corp.	(34,200)	(408,690)
OneMain Holdings, Inc. (f)	(17,500)	(399,350)
Santander Consumer USA Holdings, Inc. (f)	(39,900)	(412,167)

		(1,220,207)

Finance—Leasing Companies (0.0%)‡
Aircastle, Ltd.	(5,300)	(103,668)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-21

Consolidated Portfolio of Investments June 30, 2016 (Unaudited) (continued)

	Shares	Value
Common Stocks Sold Short (continued)
Finance—Mortgage Loan/Banker (0.1%)
Arlington Asset Investment Corp. Class A	(17,800)	$(231,578)
Nationstar Mortgage Holdings, Inc. (f)	(24,400)	(274,744)

		(506,322)

Finance—Other Services (0.0%)‡
OzForex Group, Ltd.	(117,158)	(205,358)

Food (0.4%)
Amplify Snack Brands, Inc. (f)	(25,900)	(382,025)
Barry Callebaut A.G. Registered (f)	(217)	(266,514)
Blue Buffalo Pet Products, Inc. (f)	(16,800)	(392,112)
Chefs’ Warehouse, Inc. (The) (f)	(2,400)	(38,400)
Chocoladefabriken Lindt & Sprungli A.G. Registered	(4)	(285,458)
Woolworths, Ltd.	(23,999)	(376,786)

		(1,741,295)

Forest Products & Paper (0.1%)
Deltic Timber Corp.	(5,500)	(369,215)

Hand & Machine Tools (0.1%)
Konecranes OYJ	(14,045)	(353,976)
Milacron Holdings Corp. (f)	(2,300)	(33,373)

		(387,349)

Health Care—Products (0.4%)
Accelerate Diagnostics, Inc. (f)	(9,100)	(130,949)
Bio-Techne Corp.	(3,800)	(428,526)
Cerus Corp. (f)	(61,500)	(383,760)
GenMark Diagnostics, Inc. (f)	(17,400)	(151,380)
Novocure, Ltd. (f)	(32,900)	(383,943)
Patterson Cos., Inc.	(8,700)	(416,643)
Rockwell Medical, Inc. (f)	(23,000)	(174,110)

		(2,069,311)

Health Care—Services (0.5%)
AAC Holdings, Inc. (f)	(18,900)	(431,298)
Acadia Healthcare Co., Inc. (f)	(6,400)	(354,560)
Adeptus Health, Inc. Class A (f)	(5,600)	(289,296)
Brookdale Senior Living, Inc. (f)	(26,000)	(401,440)
MEDNAX, Inc. (f)	(6,100)	(441,823)
Raffles Medical Group, Ltd. (f)	(1,070)	(1,199)
Surgery Partners, Inc. (f)	(16,400)	(293,560)
¡ Teladoc, Inc. (f)	(28,900)	(462,978)

		(2,676,154)

Home Builders (0.2%)
LGI Homes, Inc. (f)	(12,500)	(399,250)
William Lyon Homes Class A (f)	(23,300)	(375,596)

		(774,846)

Housewares (0.1%)
Newell Brands, Inc.	(6,000)	(291,420)

	Shares	Value
Insurance (0.3%)
Ambac Financial Group, Inc. (f)	(23,700)	$(390,102)
Greenlight Capital Re, Ltd. Class A (f)	(8,300)	(167,328)
MBIA, Inc. (f)	(54,700)	(373,601)
Tryg A/S	(22,323)	(398,424)

		(1,329,455)

Internet (0.5%)
Box, Inc. Class A (f)	(200)	(2,068)
Chegg, Inc. (f)	(72,600)	(363,000)
Etsy, Inc. (f)	(38,200)	(366,338)
FireEye, Inc. (f)	(24,900)	(410,103)
Pandora Media, Inc. (f)	(35,500)	(441,975)
Quotient Technology, Inc. (f)	(9,100)	(122,031)
Rapid7, Inc. (f)	(27,600)	(347,208)
Splunk, Inc. (f)	(7,000)	(379,260)
TrueCar, Inc. (f)	(26,300)	(206,455)

		(2,638,438)

Investment Management/Advisory Services (0.1%)
GAM Holding A.G. (f)	(11,194)	(119,669)
Platinum Asset Management, Ltd.	(78,188)	(338,826)
VZ Holding A.G.	(142)	(42,365)

		(500,860)

Iron & Steel (0.1%)
Acerinox S.A.	(35,206)	(389,997)
Allegheny Technologies, Inc.	(12,000)	(153,000)
Cliffs Natural Resources, Inc. (f)	(20,900)	(118,503)

		(661,500)

Leisure Time (0.1%)
Planet Fitness, Inc. Class A (f)	(17,700)	(334,176)

Lodging (0.3%)
Belmond, Ltd. Class A (f)	(16,500)	(163,350)
Diamond Resorts International, Inc. (f)	(14,900)	(446,404)
Extended Stay America, Inc.	(16,800)	(251,160)
NH Hotel Group S.A. (f)	(76,314)	(324,624)
Wynn Resorts, Ltd.	(4,300)	(389,752)

		(1,575,290)

Machinery—Construction & Mining (0.1%)
Outotec OYJ (f)	(79,303)	(358,544)

Machinery—Diversified (0.3%)
Cognex Corp.	(9,800)	(422,380)
FLSmidth & Co. A/S	(9,817)	(349,584)
Middleby Corp. (The) (f)	(3,500)	(403,375)
Power Solutions International, Inc. (f)	(8,300)	(148,155)
Zebra Technologies Corp. Class A (f)	(7,300)	(365,730)

		(1,689,224)

Media (0.2%)
APN News & Media, Ltd. (f)	(28,151)	(84,988)

M-22	MainStay VP Absolute Return Multi-Strategy Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks Sold Short (continued)
Media (continued)
Liberty Broadband Corp. Class A (f)	(5,500)	$(326,700)
Liberty Broadband Corp. Class C (f)	(7,100)	(426,000)
NZME, Ltd. (f)	(28,151)	(15,327)
Promotora de Informaciones S.A. Class A (f)	(17,554)	(98,867)

		(951,882)

Metal Fabricate & Hardware (0.1%)
Sun Hydraulics Corp.	(3,100)	(92,039)
Valmont Industries, Inc.	(3,100)	(419,337)

		(511,376)

Mining (0.4%)
Compass Minerals International, Inc.	(5,200)	(385,788)
Independence Group NL	(161,961)	(400,326)
Newcrest Mining, Ltd. (f)	(16,955)	(291,553)
Nyrstar NV (f)	(39,541)	(375,469)
Royal Gold, Inc.	(6,300)	(453,726)
Syrah Resources, Ltd. (f)	(45,274)	(203,782)
U.S. Silica Holdings, Inc.	(1,400)	(48,258)

		(2,158,902)

Miscellaneous—Manufacturing (0.1%)
Donaldson Co., Inc.	(5,400)	(185,544)
Hexpol AB	(1,912)	(19,516)
Proto Labs, Inc. (f)	(6,200)	(356,872)

		(561,932)

Oil & Gas (0.2%)
Caltex Australia, Ltd.	(15,468)	(369,552)
Cheniere Energy, Inc. (f)	(1,500)	(56,325)
Concho Resources, Inc. (f)	(400)	(47,708)
Continental Resources, Inc. (f)	(1,200)	(54,324)
Det Norske Oljeselskap ASA (f)	(4,043)	(49,220)
DNO ASA (f)	(44,700)	(50,240)
EQT Corp.	(600)	(46,458)
Gulfport Energy Corp. (f)	(1,400)	(43,764)
Helmerich & Payne, Inc.	(200)	(13,426)
Laredo Petroleum, Inc. (f)	(4,200)	(44,016)
Liquefied Natural Gas, Ltd. (f)	(79,942)	(43,601)
Lundin Petroleum AB (f)	(2,698)	(48,778)
Neste Oyj	(1,330)	(47,652)
Oil Search, Ltd.	(9,424)	(47,390)
Pioneer Natural Resources Co.	(300)	(45,363)
Range Resources Corp.	(1,100)	(47,454)
Rice Energy, Inc. (f)	(2,000)	(44,080)
Ring Energy, Inc. (f)	(4,700)	(41,454)

		(1,140,805)

Oil & Gas Services (0.1%)
Aker Solutions ASA (f)	(10,731)	(46,586)
Core Laboratories N.V.	(400)	(49,556)
Flotek Industries, Inc. (f)	(27,800)	(366,960)

	Shares	Value
Oil & Gas Services (continued)
Frank’s International N.V.	(2,900)	$(42,369)
Petroleum Geo-Services ASA (f)	(17,512)	(41,664)
RPC, Inc.	(3,000)	(46,590)
Targa Resources Corp.	(1,200)	(50,568)
Weatherford International PLC (f)	(7,500)	(41,625)

		(685,918)

Pharmaceuticals (1.0%)
ACADIA Pharmaceuticals, Inc. (f)	(3,900)	(126,594)
Aerie Pharmaceuticals, Inc. (f)	(7,900)	(139,040)
Aimmune Therapeutics, Inc. (f)	(11,200)	(121,184)
Alkermes PLC (f)	(10,000)	(432,200)
Amicus Therapeutics, Inc. (f)	(24,200)	(132,132)
Avexis, Inc. (f)	(3,200)	(121,664)
Axovant Sciences, Ltd. (f)	(11,200)	(143,808)
Cempra, Inc. (f)	(7,500)	(123,675)
Clovis Oncology, Inc. (f)	(10,500)	(144,060)
DexCom, Inc. (f)	(5,400)	(428,382)
Fagron (f)	(14,188)	(125,325)
Global Blood Therapeutics, Inc. (f)	(6,000)	(99,540)
Greencross, Ltd.	(31,877)	(161,626)
Heron Therapeutics, Inc. (f)	(7,700)	(138,985)
Intra-Cellular Therapies, Inc. (f)	(3,800)	(147,516)
Keryx Biopharmaceuticals, Inc. (f)	(23,000)	(152,260)
MannKind Corp. (f)	(130,300)	(151,148)
NantKwest, Inc. (f)	(21,700)	(134,974)
Premier, Inc. Class A (f)	(12,900)	(421,830)
Radius Health, Inc. (f)	(3,900)	(143,325)
Relypsa, Inc. (f)	(8,200)	(151,700)
Revance Therapeutics, Inc. (f)	(5,000)	(68,000)
Sarepta Therapeutics, Inc. (f)	(8,200)	(156,374)
Seres Therapeutics, Inc. (f)	(4,700)	(136,535)
Sirtex Medical, Ltd.	(2,092)	(40,053)
Synergy Pharmaceuticals, Inc. (f)	(37,100)	(140,980)
TherapeuticsMD, Inc. (f)	(16,200)	(137,700)
VCA, Inc. (f)	(6,200)	(419,182)
Vital Therapies, Inc. (f)	(3,700)	(22,940)

		(4,862,732)

Pipelines (0.0%)‡
ONEOK, Inc.	(1,000)	(47,450)

Real Estate Investment Trusts (0.0%)‡
Iron Mountain, Inc.	(4,973)	(196,141)

Retail (1.2%)
CarMax, Inc. (f)	(8,600)	(421,658)
Chipotle Mexican Grill, Inc. (f)	(800)	(322,208)
Cie Financiere Richemont S.A. Registered	(6,718)	(394,112)
Duluth Holdings, Inc. Class B (f)	(11,200)	(273,952)
Dunkin’ Brands Group, Inc.	(9,100)	(396,942)
Hennes & Mauritz AB Class B	(13,614)	(398,968)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-23

Consolidated Portfolio of Investments June 30, 2016 (Unaudited) (continued)

	Shares	Value
Common Stocks Sold Short (continued)
Retail (continued)
J.C. Penney Co., Inc. (f)	(48,700)	$(432,456)
Lumber Liquidators Holdings, Inc. (f)	(24,100)	(371,622)
MarineMax, Inc. (f)	(18,400)	(312,248)
Mattress Firm Holding Corp. (f)	(10,800)	(362,340)
Party City Holdco, Inc. (f)	(28,700)	(399,217)
Restoration Hardware Holdings, Inc. (f)	(14,400)	(412,992)
Sears Holdings Corp. (f)	(29,800)	(405,578)
Shake Shack, Inc. Class A (f)	(10,100)	(367,943)
Wingstop, Inc. (f)	(13,500)	(367,875)
Zoe’s Kitchen, Inc. (f)	(9,700)	(351,819)

		(5,991,930)

Semiconductors (0.1%)
ams A.G.	(12,825)	(355,024)
Nordic Semiconductor ASA (f)	(67,950)	(278,269)

		(633,293)

Software (1.0%)
2U, Inc. (f)	(9,900)	(291,159)
Actua Corp. (f)	(4,100)	(37,023)
Atlassian Corp. PLC Class A (f)	(14,300)	(370,370)
Benefitfocus, Inc. (f)	(9,300)	(354,516)
¡ Black Knight Financial Services, Inc. Class A (f)	(12,400)	(466,240)
Castlight Health, Inc. Class B (f)	(20,300)	(80,388)
Evolent Health, Inc. Class A (f)	(4,800)	(92,160)
Hortonworks, Inc. (f)	(32,000)	(342,080)
Inovalon Holdings, Inc. Class A (f)	(23,300)	(419,633)
InterXion Holding N.V. (f)	(9,900)	(365,112)
MINDBODY, Inc. Class A (f)	(21,100)	(340,554)
NetSuite, Inc. (f)	(5,400)	(393,120)
Opera Software ASA	(4,170)	(33,490)
pdvWireless, Inc. (f)	(4,400)	(94,116)
ServiceNow, Inc. (f)	(5,800)	(385,120)
SS&C Technologies Holding, Inc.	(14,600)	(409,968)
Workday, Inc. Class A (f)	(5,300)	(395,751)

		(4,870,800)

Telecommunications (0.4%)
Arista Networks, Inc. (f)	(5,800)	(373,404)
Ascom Holding A.G. Registered	(2,937)	(46,650)
Globalstar, Inc. (f)	(294,901)	(356,830)
Loral Space & Communications, Inc. (f)	(9,700)	(342,119)
Palo Alto Networks, Inc. (f)	(3,300)	(404,712)
StarHub, Ltd.	(13,100)	(36,898)
TDC A/S	(61,144)	(299,284)
TPG Telecom, Ltd.	(3,392)	(30,179)
Vocus Communications, Ltd.	(5)	(32)

		(1,890,108)

Transportation (0.1%)
CAI International, Inc. (f)	(5,400)	(40,500)

	Shares	Value
Transportation (continued)
D/S Norden A/S (f)	(7,166)	$(99,910)
Dorian LPG, Ltd. (f)	(4,500)	(31,725)
GasLog, Ltd.	(4,000)	(51,920)
Golar LNG, Ltd.	(2,800)	(43,400)
Golden Ocean Group, Ltd. (f)	(38,000)	(25,240)
Panalpina Welttransport Holding A.G. Registered	(1,663)	(198,790)
Teekay Corp.	(4,900)	(34,937)

		(526,422)

Trucking & Leasing (0.1%)
Textainer Group Holdings, Ltd.	(33,700)	(375,418)

Total Common Stocks Sold Short (Proceeds $65,155,233)		(68,721,950)

Exchange-Traded Funds Sold Short (2.7%) (g)
¡ SPDR S&P 500 ETF Trust	(11,200)	(2,346,736)
¡ United States Oil Fund, L.P. (f)	(969,700)	(11,219,429)

Total Exchange-Traded Funds Sold Short (Proceeds $10,940,064)		(13,566,165)

	Number of Rights
Rights Sold Short (0.0%)‡
Iron & Steel (0.0%)‡
Acerinox S.A., Expires 7/18/16 (f)	(33,735)	(16,997)

Total Rights Sold Short (Proceeds $16,701)		(16,997)

Total Investments Sold Short (Proceeds $76,111,998) (i)	(16.5)%	(82,305,112)

Total Investments, Net of Investments Sold Short (Cost $420,877,323)	84.1	421,498,398
Other Assets, Less Liabilities	15.9	79,442,333
Net Assets	100.0%	$500,940,731

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	PIK (“Payment-in-Kind”)—issuer may pay interest or dividends with additional securities and/or in cash.

(c)	Floating rate—Rate shown was the rate in effect as of June 30, 2016.

(d)	Security, or a portion thereof, was maintained in a segregated account at the Portfolio’s custodian as collateral for securities Sold Short (See Note 2(M)).

M-24	MainStay VP Absolute Return Multi-Strategy Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(e)	Delayed delivery security.

(f)	Non-income producing security.

(g)	Exchange-Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(h)	Interest rate shown represents yield to maturity.

(i)	As of June 30, 2016, cash in the amount of $67,577,825 was on deposit with brokers for short sale transactions.
(j)	As of June 30, 2016, cost was $496,989,321 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$11,328,005
Gross unrealized depreciation	(4,513,816)

Net unrealized appreciation	$6,814,189

As of June 30, 2016, the Portfolio held the following foreign currency forward contracts:

Foreign Currency Buy Contracts	Expiration Date	Counterparty	Contract Amount Purchased		Contract Amount Sold	Unrealized Appreciation (Depreciation)
Euro vs. U.S. Dollar	7/29/16	Societe Generale	EUR	732,090	$827,383	$(14,236)

Foreign Currency Sales Contracts			Contract Amount Sold		Contract Amount Purchased
Canadian Dollar vs. U.S. Dollar	9/16/16	Societe Generale	CAD	1,550,000	1,199,268	(658)
Euro vs. U.S. Dollar	6/24/16	Societe Generale	EUR	2,018,099	2,251,739	12,154
Euro vs. U.S. Dollar	7/29/16	Societe Generale		33,858,825	38,363,213	755,607
Euro vs. U.S. Dollar	9/16/16	Societe Generale		4,800,000	5,414,388	73,598
Pound Sterling vs. U.S. Dollar	7/29/16	Societe Generale	GBP	4,080,000	6,007,453	574,867
Swiss Franc vs. U.S. Dollar	9/16/16	Societe Generale	CHF	450,000	469,083	6,335
Net unrealized appreciation (depreciation) on foreign currency forward contracts						$1,407,667

As of June 30, 2016, the Portfolio held the following futures contracts1:

Type	Number of Contracts (Short)	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
Euro Bund	(8)	September 2016	$(1,483,691)	$(39,349)
Euro-Bobl	(100)	September 2016	(14,826,258)	(156,653)

			$(16,309,949)	$(196,002)

1.	As of June 30, 2016, cash in the amount of $153,630 was on deposit with a broker for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of June 30, 2016.

As of June 30, 2016, the Portfolio held the following centrally cleared interest rate swap agreements1:

Notional Amount	Currency	Expiration Date	Payments made by Portfolio	Payments Received by Portfolio	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
$15,700,000	USD	1/22/2017	Fixed 0.870%	3-Month USD-LIBOR	$—	$(40,307)	$(40,307)
17,460,000	USD	2/25/2018	Fixed 8.000%	3-Month USD-LIBOR	—	(25,002)	(25,002)
5,040,000	USD	1/22/2026	3-Month USD-LIBOR	Fixed 1.836%	—	235,311	235,311
4,875,000	USD	2/25/2026	3-Month USD-LIBOR	Fixed 1.605%	—	112,486	112,486
					$—	$282,488	$282,488

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-25

Consolidated Portfolio of Investments June 30, 2016 (Unaudited) (continued)

As of June 30, 2016, the Portfolio held the following centrally cleared credit default swap contracts1:

Reference Entity	Termination Date	Buy/Sell Protection[2]	Notional Amount (000)[3]	(Pay)/ Receive Fixed Rate[4]	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)[5]
Markit iTraxx Europe Crossover Series 24	12/20/2020	Buy	EUR 5,000	(5.00)%	$(140,718)	$(244,494)	$(103,776)
Markit iTraxx Europe Crossover Series 24	12/20/2020	Buy	1,000	(5.00)%	(31,683)	(48,899)	(17,216)
Markit iTraxx Europe Crossover Series 24	12/20/2020	Buy	1,200	(5.00)%	(38,224)	(58,679)	(20,455)
Markit iTraxx Europe Crossover Series 24	12/20/2020	Buy	2,000	(5.00)%	(71,320)	(97,798)	(26,478)
Markit iTraxx Europe Crossover Series 24	12/20/2020	Sell	9,200	5.00%	759,558	449,870	(309,688)
Markit iTraxx Europe Crossover Series 25	6/21/2021	Buy	9,200	(5.00)%	(939,610)	(597,014)	342,596
Markit iTraxx Europe Crossover Series 25	6/21/2021	Buy	1,500	(5.00)%	(157,254)	(97,339)	59,915
Markit iTraxx Europe Crossover Series 25	6/21/2021	Buy	600	(5.00)%	(53,322)	(38,936)	14,386
Markit iTraxx Europe Crossover Series 25	6/21/2021	Sell	4,700	5.00%	299,776	304,996	5,220
Markit iTraxx Europe Crossover Series 25	6/21/2021	Sell	1,500	5.00%	57,878	97,339	39,461
Markit iTraxx Europe Crossover Series 25	6/21/2021	Sell	1,600	5.00%	75,877	103,829	27,952
Markit iTraxx Europe Senior Financials Series 24	12/20/2020	Buy	3,200	(1.00)%	3,848	6,566	2,718
Markit iTraxx Europe Senior Financials Series 24	12/20/2020	Sell	3,200	1.00%	31,711	(6,566)	(38,277)
Markit iTraxx Europe Senior Financials Series 25	6/21/2021	Buy	3,200	(1.00)%	(19,669)	20,589	40,258
Markit CDX North American High Yield Series 25	6/21/2021	Sell	$31,465	5.00%	640,706	951,735	311,029
Markit CDX North American Investment Grade Series 25	6/21/2021	Sell	9,710	1.00%	86,627	97,761	11,134
					$504,181	$842,960	$338,779

As of June 30, 2016, the Portfolio held the following OTC credit default swap contracts:

Reference Entity	Counterparty	Termination Date	Buy/Sell Protection[2]	Notional Amount (000)[3]	(Pay)/ Receive Fixed Rate[4]	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)[5]
Bayer A.G.
5.625%, 5/23/18	Societe Generale S.A.	6/20/2021	Buy	EUR 600	(1.00)%	$(15,396)	$(11,852)	$3,544
E.ON International Finance B.V.
6.375%, 5/29/17	BNP Paribas S.A.	6/20/2021	Buy	675	(1.00)%	2,551	(4,597)	(7,148)
Electricite de France S.A.
5.625%, 2/21/33	Societe Generale S.A.	6/20/2021	Buy	1,300	(1.00)%	(7,206)	(5,841)	1,365
Fortum OYJ
6.000%, 3/20/19	BNP Paribas S.A.	6/20/2021	Buy	500	(1.00)%	(3,036)	(5,782)	(2,746)
Orange S.A.
5.625%, 5/22/18	BNP Paribas S.A.	6/20/2021	Buy	1,200	(1.00)%	(20,037)	(23,863)	(3,826)
Total Capital S.A.
4.875%, 1/28/19	BNP Paribas S.A.	6/20/2021	Buy	500	(1.00)%	(7,258)	(13,170)	(5,912)
Total Capital S.A.
4.875%, 1/28/19	Societe Generale S.A.	6/20/2021	Buy	500	(1.00)%	(12,350)	(13,170)	(820)
						$(62,732)	$(78,275)	$(15,543)

M-26	MainStay VP Absolute Return Multi-Strategy Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

1.	As of June 30, 2016, cash in the amount of $2,477,663 was on deposit with a broker for centrally cleared swap agreements.

2.	Buy—Portfolio pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Sell—Portfolio receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

3.	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

4.	The annual fixed rate represents the interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) annually on the notional amount of the credit default swap contract.

5.	Represents the difference between the value of the credit default swap contracts at the time they were opened and the value at June 30, 2016.

Total Return Swap Contracts

Open OTC total return equity swap contracts as of June 30, 2016 were as follows1:

Swap Counterparty	Reference Obligation	Rate(s) (Paid)/Received by the Portfolio	Termination Date(s)	Notional Amount (000)*	Unrealized Appreciation
Deutsche Bank	Acacia Mining PLC	1 Month LIBOR BBA plus 0.45%	1/11/2017	$290	$42,847
Deutsche Bank	ACEA S.p.A.	1 Month LIBOR BBA plus 0.45%	1/11/2017	93	1,831
Deutsche Bank	Adocia	1 Month LIBOR BBA minus 8.00%	1/11/2017	(55)	11,459
Citibank NA	Alibaba Group Holding, Ltd.	1 Month LIBOR BBA plus 0.35%	6/24/2016	36	1,292
Deutsche Bank	Altice N.V.	1 Month LIBOR BBA minus 0.45%	1/11/2017	(295)	19,839
Deutsche Bank	Anglo American PLC	1 Month LIBOR BBA plus 0.45%	1/11/2017	324	76,906
Deutsche Bank	AO World PLC	1 Month LIBOR BBA minus 6.00%	1/11/2017	(94)	10,006
Deutsche Bank	Associated British Foods PLC	1 Month LIBOR BBA minus 0.45%	1/11/2017	(89)	13,457
Morgan Stanley Capital Services LLC	Axiall Corp.	US Federal Funds Rate plus 0.45%	2/21/2017	899	99,128
Deutsche Bank	B&M European Value Retail S.A.	1 Month LIBOR BBA minus 0.45%	1/11/2017	(119)	15,157
Deutsche Bank	Banca Monte dei Paschi di Siena S.p.A.	1 Month LIBOR BBA minus 6.00%	1/11/2017	(315)	106,636
Deutsche Bank	Banca Popolare dell’Emilia Romagna SC	1 Month LIBOR BBA minus 0.45%	1/11/2017	(264)	54,235
Deutsche Bank	Banca Popolare di Sondrio SCARL	1 Month LIBOR BBA minus 1.25%	1/11/2017	(200)	16,112
Deutsche Bank	Banco Popolare SC	1 Month LIBOR BBA minus 0.45%	1/11/2017	(224)	47,944
Deutsche Bank	Barclays PLC	1 Month LIBOR BBA minus 0.45%	1/11/2017	(248)	55,132
Deutsche Bank	BE Semiconductor Industries N.V.	1 Month LIBOR BBA plus 0.45%	1/11/2017	238	105,862
Citibank NA	BHP Billiton PLC	1 Month LIBOR BBA plus 0.40%	12/6/2016	278	38,630
Deutsche Bank	Bollore S.A.	1 Month LIBOR BBA minus 0.45%	1/11/2017	(413)	6,274
Deutsche Bank	Burberry Group PLC	1 Month LIBOR BBA minus 0.45%	1/11/2017	(424)	35,678
UBS AG	Buzzi Unicem S.p.A.	1 Month EURIBOR minus 0.45%	1/18/2019	(271)	42,888
Morgan Stanley Capital Services LLC	Carmike Cinemas, Inc.	US Federal Funds Rate plus 0.45%	2/21/2017	726	5,306
Deutsche Bank	Centamin PLC	1 Month LIBOR BBA plus 0.45%	1/11/2017	393	31,522
Deutsche Bank	Cewe Stiftung & Co KGAA	1 Month LIBOR BBA plus 0.45%	1/11/2017	50	613

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-27

Consolidated Portfolio of Investments June 30, 2016 (Unaudited) (continued)

Swap Counterparty	Reference Obligation	Rate(s) (Paid)/Received by the Portfolio	Termination Date(s)	Notional Amount (000)*	Unrealized Appreciation
Morgan Stanley Capital Services LLC	Cisco Systems, Inc.	US Federal Funds Rate minus 0.30%	3/13/2017	$(554)	$4,052
Deutsche Bank	Credito Valtellinese SC	1 Month LIBOR BBA minus 1.25%	1/11/2017	(129)	22,533
UBS AG	Danieli & C Officine Meccaniche S.p.A.	1 Month EURIBOR minus 0.45%	1/18/2019	(155)	21,230
Deutsche Bank	DiaSorin S.p.A.	1 Month LIBOR BBA plus 0.45%	1/11/2017	138	881
Deutsche Bank	Drillisch A.G.	1 Month LIBOR BBA minus 7.00%	1/11/2017	(358)	22,344
Deutsche Bank	Elementis PLC	1 Month LIBOR BBA minus 0.45%	1/11/2017	(106)	11,797
Deutsche Bank	Essentra PLC	1 Month LIBOR BBA minus 0.45%	1/11/2017	(131)	23,694
Deutsche Bank	esure Group PLC	1 Month LIBOR BBA plus 0.45%	1/11/2017	150	1,764
Deutsche Bank	Etablissements Maurel et Prom	1 Month LIBOR BBA minus 0.45%	1/11/2017	(46)	19
Deutsche Bank	Evraz PLC	1 Month LIBOR BBA plus 0.45%	1/11/2017	253	4,823
Citibank NA	Ferrari N.V.	1 Month LIBOR BBA minus 0.57%	12/6/2016	(32)	1,303
Citibank NA	Fiat Chrysler Automobiles N.V.	1 Month LIBOR BBA minus 0.40%	12/6/2016	(468)	61,916
Deutsche Bank	FinecoBank Banca Fineco S.p.A.	1 Month LIBOR BBA minus 0.45%	1/11/2017	(272)	20,399
Deutsche Bank	Geox S.p.A.	1 Month LIBOR BBA minus 2.00%	1/11/2017	(83)	1,618
Deutsche Bank	Gerry Weber International A.G.	1 Month LIBOR BBA minus 10.00%	1/11/2017	(81)	536
Deutsche Bank	Grammer A.G.	1 Month LIBOR BBA plus 0.45%	1/11/2017	36	2,947
Deutsche Bank	Groupe Eurotunnel SE	1 Month LIBOR BBA minus 0.45%	1/11/2017	(365)	18,048
Deutsche Bank	Hargreaves Lansdown PLC	1 Month LIBOR BBA minus 0.45%	1/11/2017	(138)	14,480
Deutsche Bank	HOCHTIEF A.G.	1 Month LIBOR BBA plus 0.45%	1/11/2017	410	5,794
Citibank NA	HSBC Holdings PLC	1 Month LIBOR BBA plus 0.40%	12/6/2016	367	17,953
Deutsche Bank	HUGO BOSS A.G.	1 Month LIBOR BBA minus 0.45%	1/11/2017	(400)	23,109
Deutsche Bank	ICAP PLC	1 Month LIBOR BBA minus 0.45%	1/11/2017	(88)	7,028
Deutsche Bank	Iliad S.A.	1 Month LIBOR BBA minus 0.45%	1/11/2017	(390)	46,956
Deutsche Bank	Indivior PLC	1 Month LIBOR BBA plus 0.45%	1/11/2017	260	107,693
Deutsche Bank	Innate Pharma S.A.	1 Month LIBOR BBA minus 2.00%	1/11/2017	(96)	14,914
Deutsche Bank	International Personal Finance PLC	1 Month LIBOR BBA minus 0.45%	1/11/2017	(63)	2,746
UBS AG	Interval Leisure Group, Inc.	1 Month LIBOR BBA plus 0.35%	1/18/2019	143	12,839
Citibank NA	iShares Nasdaq Biotechnology ETF	1 Month LIBOR BBA minus 1.40%	6/24/2016	(276)	25,604
UBS AG	J Sainsbury PLC	1 Month LIBOR BBA minus 1.50%	1/18/2019	(488)	68,793
Deutsche Bank	JCDecaux S.A.	1 Month LIBOR BBA minus 0.45%	1/11/2017	(152)	17,678
Deutsche Bank	KAZ Minerals PLC	1 Month LIBOR BBA minus 10.00%	1/11/2017	(392)	60,679
UBS AG	Lagardere SCA	1 Month EURIBOR minus 0.45%	1/18/2019	(432)	16,510
Deutsche Bank	Lancashire Holdings, Ltd.	1 Month LIBOR BBA minus 0.45%	1/11/2017	(157)	4,783
Deutsche Bank	Lloyds Banking Group PLC	1 Month LIBOR BBA minus 0.45%	1/11/2017	(244)	50,786
UBS AG	London Stock Exchange Group PLC	1 Month LIBOR BBA plus 0.40%	6/24/2016	519	18,091
Deutsche Bank	Lonmin PLC	1 Month LIBOR BBA plus 0.45%	1/11/2017	351	23,419
Deutsche Bank	Luxottica Group S.p.A.	1 Month LIBOR BBA minus 0.45%	1/11/2017	(451)	62,614
Deutsche Bank	Majestic Wine PLC	1 Month LIBOR BBA minus 3.00%	1/11/2017	(69)	9,171
Deutsche Bank	Manz A.G.	1 Month LIBOR BBA minus 18.00%	1/11/2017	(36)	3,911

M-28	MainStay VP Absolute Return Multi-Strategy Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Swap Counterparty	Reference Obligation	Rate(s) (Paid)/Received by the Portfolio	Termination Date(s)	Notional Amount (000)*	Unrealized Appreciation
UBS AG	Marriott International, Inc.	US Federal Funds Rate minus 1.08%	1/18/2019	$(1,006)	$10,441
Deutsche Bank	METRO A.G.	1 Month LIBOR BBA plus 0.45%	1/11/2017	401	2,613
Deutsche Bank	MorphoSys A.G.	1 Month LIBOR BBA minus 1.25%	1/11/2017	(366)	3,121
Deutsche Bank	Ocado Group PLC	1 Month LIBOR BBA minus 7.75%	1/11/2017	(377)	63,950
Deutsche Bank	OCI N.V.	1 Month LIBOR BBA minus 1.25%	1/11/2017	(446)	62,291
UBS AG	Orange S.A.	1 Month EURIBOR minus 0.45%	1/18/2019	(400)	22,003
Deutsche Bank	OSRAM Licht A.G.	1 Month LIBOR BBA plus 0.45%	1/11/2017	382	21,414
Deutsche Bank	Petra Diamonds, Ltd.	1 Month LIBOR BBA plus 0.45%	1/11/2017	165	6,031
Morgan Stanley Capital Services LLC	Poundland Group PLC	Sterling Overnight Interbank Average Rate plus 0.55%	5/13/2016	589	1,594
Deutsche Bank	Premier Farnell PLC	1 Month LIBOR BBA plus 0.45%	1/11/2017	43	27,520
Deutsche Bank	PZ Cussons PLC	1 Month LIBOR BBA minus 1.00%	1/11/2017	(56)	2,851
Deutsche Bank	Rallye S.A.	1 Month LIBOR BBA plus 0.45%	1/11/2017	271	15,479
Deutsche Bank	Recordati S.p.A.	1 Month LIBOR BBA plus 0.45%	1/11/2017	368	5,624
Deutsche Bank	Restaurant Group PLC	1 Month LIBOR BBA minus 0.45%	1/11/2017	(256)	41,474
Citibank NA	Rio Tinto PLC	1 Month LIBOR BBA plus 0.40%	12/6/2016	145	20,545
Deutsche Bank	Royal Bank of Scotland Group PLC	1 Month LIBOR BBA minus 0.45%	1/11/2017	(247)	62,182
Citibank NA	SABMiller PLC	1 Month LIBOR BBA plus 0.40%	6/24/2016	1,572	23,951
Deutsche Bank	Safilo Group S.p.A.	1 Month LIBOR BBA minus 4.00%	1/11/2017	(71)	12,427
Deutsche Bank	Saipem S.p.A.	1 Month LIBOR BBA minus 0.45%	1/11/2017	(45)	3,426
Deutsche Bank	Saras S.p.A.	1 Month LIBOR BBA plus 0.45%	1/11/2017	261	1,400
Deutsche Bank	SFR Group S.A.	1 Month LIBOR BBA minus 0.45%	1/11/2017	(529)	147,931
Morgan Stanley Capital Services LLC	Shire PLC	Sterling Overnight Interbank Average Rate plus 0.55%	2/22/2017	369	19,518
Deutsche Bank	SMA Solar Technology A.G.	1 Month LIBOR BBA plus 0.45%	1/11/2017	343	2,412
Deutsche Bank	Societe BIC S.A.	1 Month LIBOR BBA minus 0.45%	1/11/2017	(447)	29,393
Deutsche Bank	SPIE S.A.	1 Month LIBOR BBA minus 0.45%	1/11/2017	(54)	1,520
Deutsche Bank	Sports Direct International PLC	1 Month LIBOR BBA minus 0.45%	1/11/2017	(61)	10,006
Citibank NA	Standard Chartered PLC	1 Month LIBOR BBA plus 0.40%	12/6/2016	190	4,736
UBS AG	Staples, Inc.	US Federal Funds Rate minus 0.40%	1/18/2019	(410)	6,656
Deutsche Bank	Suedzucker A.G.	1 Month LIBOR BBA plus 0.45%	1/11/2017	271	106,337
Citibank NA	Swatch Group A.G.	1 Month LIBOR BBA minus 1.82%	6/24/2016	(332)	10,811
Deutsche Bank	Ted Baker PLC	1 Month LIBOR BBA minus 0.45%	1/11/2017	(166)	16,393
UBS AG	Telecom Italia S.p.A.	1 Month EURIBOR minus 0.45%	1/18/2019	(237)	42,931
Deutsche Bank	Telecom Plus PLC	1 Month LIBOR BBA minus 5.00%	1/11/2017	(201)	8,573
Deutsche Bank	Television Francaise 1	1 Month LIBOR BBA minus 1.25%	1/11/2017	(342)	32,334
Deutsche Bank	Tod’s S.p.A.	1 Month LIBOR BBA minus 5.00%	1/11/2017	(379)	57,230
Deutsche Bank	TomTom N.V.	1 Month LIBOR BBA minus 0.45%	1/11/2017	(380)	56,065
Deutsche Bank	Ubisoft Entertainment S.A.	1 Month LIBOR BBA plus 0.45%	1/11/2017	276	81,496

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-29

Consolidated Portfolio of Investments June 30, 2016 (Unaudited) (continued)

Swap Counterparty	Reference Obligation	Rate(s) (Paid)/Received by the Portfolio	Termination Date(s)	Notional Amount (000)*	Unrealized Appreciation
Morgan Stanley Capital Services LLC	Ubisoft Entertainment S.A.	Euro OverNight Index Average plus 0.55%	3/30/2017	$389	$4,359
Deutsche Bank	Vallourec S.A.	1 Month LIBOR BBA minus 1.50%	1/11/2017	(45)	1,438
Deutsche Bank	Vectura Group PLC	1 Month LIBOR BBA minus 0.45%	1/11/2017	(92)	3,929
Deutsche Bank	Vedanta Resources PLC	1 Month LIBOR BBA minus 18.00%	1/11/2017	(292)	19,252
UBS AG	Vinci S.A.	1 Month EURIBOR minus 0.45%	1/18/2019	(211)	12,928
Deutsche Bank	Virbac S.A.	1 Month LIBOR BBA minus 1.50%	1/11/2017	(29)	278
UBS AG	VMware, Inc.	US Federal Funds Rate minus 2.50%	1/18/2019	(298)	22,347
Deutsche Bank	Yoox Net-A-Porter Group S.p.A.	1 Month LIBOR BBA minus 0.45%	1/11/2017	(358)	32,729
Deutsche Bank	Zalando SE	1 Month LIBOR BBA minus 0.45%	1/11/2017	(460)	74,309
				$(6,267)	$2,890,457

					Unrealized Depreciation
Deutsche Bank	AB Science S.A.	1 Month LIBOR BBA minus 13.00%	1/11/2017	(145)	(28,037)
Morgan Stanley Capital Services LLC	Ahold N.V.	Euro OverNight Index Average minus 0.35%	3/30/2017	(963)	(8,886)
Deutsche Bank	Air France-KLM	1 Month LIBOR BBA plus 0.45%	1/11/2017	461	(132,834)
UBS AG	Alibaba Group Holding, Ltd.	US Federal Funds Rate minus 0.40%	1/18/2019	(671)	(23,955)
Deutsche Bank	Allied Minds PLC	1 Month LIBOR BBA minus 10.00%	1/11/2017	(98)	(16,082)
Deutsche Bank	Altice N.V.	1 Month LIBOR BBA minus 0.45%	1/11/2017	(371)	(17,148)
Deutsche Bank	Amerisur Resources PLC	1 Month LIBOR BBA minus 8.00%	1/11/2017	(39)	(1,788)
Deutsche Bank	ArcelorMittal	1 Month LIBOR BBA plus 0.45%	1/11/2017	403	(31,395)
UBS AG	AstraZeneca PLC	1 Month LIBOR BBA minus 0.40%	1/18/2019	(410)	(75,697)
Deutsche Bank	Aurubis A.G.	1 Month LIBOR BBA plus 0.45%	1/11/2017	22	(3,689)
Deutsche Bank	AVEVA Group PLC	1 Month LIBOR BBA minus 0.45%	1/11/2017	(81)	(11,045)
Deutsche Bank	AXA S.A.	1 Month LIBOR BBA plus 0.45%	1/11/2017	33	(3,877)
Deutsche Bank	Banca IFIS S.p.A.	1 Month LIBOR BBA plus 0.45%	1/11/2017	296	(82,152)
Deutsche Bank	Beiersdorf A.G.	1 Month LIBOR BBA minus 0.45%	1/11/2017	(258)	(16,681)
Deutsche Bank	BGEO Group PLC	1 Month LIBOR BBA plus 0.45%	1/11/2017	215	(6,005)
Deutsche Bank	Biesse S.p.A.	1 Month LIBOR BBA plus 0.45%	1/11/2017	109	(5,470)
Deutsche Bank	BNP Paribas S.A.	1 Month LIBOR BBA plus 0.45%	1/11/2017	262	(25,991)
Deutsche Bank	Bovis Homes Group PLC	1 Month LIBOR BBA plus 0.45%	1/11/2017	108	(20,673)
Deutsche Bank	Brunello Cucinelli S.p.A.	1 Month LIBOR BBA minus 4.50%	1/11/2017	(216)	(14,757)
Deutsche Bank	Casino Guichard Perrachon S.A.	1 Month LIBOR BBA plus 0.45%	1/11/2017	411	(2,335)
Citibank NA	CNH Industrial N.V.	1 Month LIBOR BBA minus 0.40%	12/6/2016	(67)	(2,111)
Deutsche Bank	CNP Assurances	1 Month LIBOR BBA plus 0.45%	1/11/2017	413	(33,435)
Deutsche Bank	Cobham PLC	1 Month LIBOR BBA minus 0.45%	1/11/2017	(395)	(5,019)
Deutsche Bank	Compagnie Generale de Geophysique	1 Month LIBOR BBA minus 3.50%	1/11/2017	(36)	(8,656)
Deutsche Bank	Covestro A.G.	1 Month LIBOR BBA plus 0.45%	1/11/2017	404	(10,946)
Deutsche Bank	Credit Agricole S.A.	1 Month LIBOR BBA plus 0.45%	1/11/2017	267	(24,194)
Deutsche Bank	Crest Nicholson Holdings plc	1 Month LIBOR BBA plus 0.45%	1/11/2017	150	(53,547)

M-30	MainStay VP Absolute Return Multi-Strategy Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Swap Counterparty	Reference Obligation	Rate(s) (Paid)/Received by the Portfolio	Termination Date(s)	Notional Amount (000)*	Unrealized Depreciation
Citibank NA	Darty Plc	1 Month LIBOR BBA plus 0.40%	6/24/2016	$420	$(1,327)
Morgan Stanley Capital Services LLC	Darty Plc	Sterling Overnight Interbank Average Rate plus 0.55%	2/22/2017	1,403	(4,431)
Deutsche Bank	DBV Technologies S.A.	1 Month LIBOR BBA minus 3.50%	1/11/2017	(106)	(10,142)
Deutsche Bank	Debenhams PLC	1 Month LIBOR BBA plus 0.45%	1/11/2017	392	(123,998)
Morgan Stanley Capital Services LLC	Delhaize Group	Euro OverNight Index Average plus 0.55%	3/30/2017	963	(20,803)
Deutsche Bank	Delta Lloyd N.V.	1 Month LIBOR BBA plus 0.45%	1/11/2017	361	(65,192)
Deutsche Bank	Deutsche Lufthansa A.G.	1 Month LIBOR BBA plus 0.45%	1/11/2017	108	(23,311)
Deutsche Bank	Deutz A.G.	1 Month LIBOR BBA plus 0.45%	1/11/2017	146	(21,656)
Deutsche Bank	Electrocomponents PLC	1 Month LIBOR BBA plus 0.45%	1/11/2017	84	(10,137)
Deutsche Bank	Entertainment One, Ltd.	1 Month LIBOR BBA plus 0.45%	1/11/2017	328	(10,150)
Deutsche Bank	Eramet	1 Month LIBOR BBA minus 16.00%	1/11/2017	(308)	(86,199)
Deutsche Bank	Eurazeo S.A.	1 Month LIBOR BBA plus 0.45%	1/11/2017	410	(25,441)
UBS AG	FMC Technologies, Inc.	US Federal Funds Rate minus 0.40%	6/24/2016	(582)	(16,295)
Deutsche Bank	Fresnillo PLC	1 Month LIBOR BBA minus 0.45%	1/11/2017	(127)	(166,877)
Deutsche Bank	Galapagos N.V.	1 Month LIBOR BBA minus 0.45%	1/11/2017	(367)	(24,367)
UBS AG	Gamesa Corp. Tecnologica S.A.	1 Month LIBOR BBA plus 0.40%	1/18/2019	500	(16,348)
Deutsche Bank	Genfit	1 Month LIBOR BBA minus 15.00%	1/11/2017	(97)	(9,267)
Deutsche Bank	Glencore PLC	1 Month LIBOR BBA plus 0.45%	1/11/2017	416	(27,602)
Deutsche Bank	Go-Ahead Group PLC	1 Month LIBOR BBA plus 0.45%	1/11/2017	6	(591)
Deutsche Bank	GVC Holdings PLC	1 Month LIBOR BBA minus 0.45%	1/11/2017	(47)	(2,146)
Citibank NA	Henkel AG & Co KGaA	1 Month LIBOR BBA minus 0.40%	12/6/2016	(635)	(33,131)
Deutsche Bank	Hermes International	1 Month LIBOR BBA minus 0.45%	1/11/2017	(402)	(7,580)
Deutsche Bank	Hikma Pharmaceuticals PLC	1 Month LIBOR BBA minus 0.45%	1/11/2017	(84)	(12,855)
Morgan Stanley Capital Services LLC	Home Retail Group PLC	Sterling Overnight Interbank Average Rate plus 0.55%	2/22/2017	882	(76,000)
UBS AG	Home Retail Group PLC	1 Month LIBOR BBA plus 0.40%	1/18/2019	390	(33,653)
Deutsche Bank	Hunting PLC	1 Month LIBOR BBA minus 0.45%	1/11/2017	(44)	(2,744)
Deutsche Bank	Imagination Technologies Group PLC	1 Month LIBOR BBA minus 2.00%	1/11/2017	(4)	(2,713)
Deutsche Bank	IMCD Group N.V.	1 Month LIBOR BBA minus 0.45%	1/11/2017	(4)	(576)
Deutsche Bank	Ingenico Group S.A.	1 Month LIBOR BBA minus 0.45%	1/11/2017	(153)	(4,387)
Deutsche Bank	IPSOS	1 Month LIBOR BBA plus 0.45%	1/11/2017	358	(26,136)
Deutsche Bank	Iren S.p.A.	1 Month LIBOR BBA plus 0.45%	1/11/2017	24	(429)
Deutsche Bank	Italcementi S.p.A.	1 Month LIBOR BBA minus 0.45%	1/11/2017	(365)	(860)
Deutsche Bank	J Sainsbury PLC	1 Month LIBOR BBA plus 0.45%	1/11/2017	48	(3,934)
Deutsche Bank	Koenig & Bauer A.G.	1 Month LIBOR BBA plus 0.45%	1/11/2017	86	(1,565)
Deutsche Bank	Maire Tecnimont S.p.A.	1 Month LIBOR BBA plus 0.45%	5/15/2017	97	(13,304)
Deutsche Bank	Marie Brizard Wine & Spirits S.A.	1 Month LIBOR BBA minus 5.00%	1/11/2017	(250)	(5,309)
Deutsche Bank	Mediaset S.p.A.	1 Month LIBOR BBA plus 0.45%	1/11/2017	97	(13,431)
Deutsche Bank	Meggitt PLC	1 Month LIBOR BBA plus 0.45%	1/11/2017	423	(33,649)
UBS AG	Merck KGaA	1 Month EURIBOR minus 0.45%	1/18/2019	(242)	(920)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-31

Consolidated Portfolio of Investments June 30, 2016 (Unaudited) (continued)

Swap Counterparty	Reference Obligation	Rate(s) (Paid)/Received by the Portfolio	Termination Date(s)	Notional Amount (000)*	Unrealized Depreciation
Deutsche Bank	Nanoco Group PLC	1 Month LIBOR BBA minus 6.00%	1/11/2017	$(48)	$(5,772)
Deutsche Bank	Neopost S.A.	1 Month LIBOR BBA plus 0.45%	1/11/2017	358	(6,323)
Deutsche Bank	NN Group N.V.	1 Month LIBOR BBA plus 0.45%	1/11/2017	469	(85,426)
Deutsche Bank	Oxford Instruments PLC	1 Month LIBOR BBA minus 0.45%	1/11/2017	(3)	(14)
Deutsche Bank	Paysafe Group PLC	1 Month LIBOR BBA plus 0.45%	1/11/2017	35	(1,188)
Deutsche Bank	Peugeot S.A.	1 Month LIBOR BBA plus 0.45%	1/11/2017	303	(70,751)
Deutsche Bank	Pfeiffer Vacuum Technology A.G.	1 Month LIBOR BBA plus 0.45%	1/11/2017	79	(2,420)
Deutsche Bank	Porsche Automobil Holding SE	1 Month LIBOR BBA plus 0.45%	1/11/2017	335	(3,027)
Deutsche Bank	Poste Italiane S.p.A.	1 Month LIBOR BBA plus 0.45%	1/11/2017	405	(34,854)
Deutsche Bank	Poundland Group PLC	1 Month LIBOR BBA minus 1.25%	1/11/2017	(188)	(34,581)
Deutsche Bank	Premier Foods PLC	1 Month LIBOR BBA plus 0.45%	1/11/2017	135	(5,101)
Deutsche Bank	Renault S.A.	1 Month LIBOR BBA plus 0.45%	1/11/2017	75	(9,820)
Deutsche Bank	Rexel S.A.	1 Month LIBOR BBA plus 0.45%	1/11/2017	442	(71,545)
Deutsche Bank	Rizzoli Corriere Della Sera Mediagroup S.p.A.	1 Month LIBOR BBA minus 1.25%	1/11/2017	(97)	(43,743)
Deutsche Bank	Rolls-Royce Holdings PLC Preferred Shares	1 Month LIBOR BBA minus 0.45%	1/11/2017	—	(4,125)
Morgan Stanley Capital Services LLC	Saft Groupe S.A.	Euro OverNight Index Average plus 0.55%	3/30/2017	913	(3,051)
Deutsche Bank	Sage Group PLC	1 Month LIBOR BBA plus 0.45%	1/11/2017	15	(305)
Deutsche Bank	Salzgitter A.G.	1 Month LIBOR BBA plus 0.45%	1/11/2017	45	(4,744)
Morgan Stanley Capital Services LLC	Schlumberger, Ltd.	US Federal Funds Rate minus 0.30%	2/13/2017	(1,083)	(48,393)
Deutsche Bank	SEB S.A.	1 Month LIBOR BBA plus 0.45%	1/11/2017	192	(3,160)
Deutsche Bank	Serco Group PLC	1 Month LIBOR BBA minus 0.45%	1/11/2017	(198)	(52,534)
Deutsche Bank	SGL Carbon SE	1 Month LIBOR BBA minus 10.00%	1/11/2017	(277)	(2,678)
Deutsche Bank	Societa Cattolica di Assicurazioni SCRL	1 Month LIBOR BBA plus 0.45%	1/11/2017	224	(10,143)
Deutsche Bank	Societe Generale S.A.	1 Month LIBOR BBA plus 0.45%	1/11/2017	263	(38,750)
Deutsche Bank	Software A.G.	1 Month LIBOR BBA plus 0.45%	1/11/2017	367	(13,697)
UBS AG	Starwood Hotels & Resorts Worldwide, Inc.	1 Month LIBOR BBA plus 0.35%	1/18/2019	2,108	(11,115)
Citibank NA	Swatch Group A.G.	1 Month LIBOR BBA plus 0.55%	6/24/2016	334	(10,145)
Deutsche Bank	Symrise A.G.	1 Month LIBOR BBA minus 0.45%	1/11/2017	(417)	(30,019)
UBS AG	Telecom Italia S.p.A.	1 Month LIBOR BBA plus 0.40%	1/18/2019	288	(64,757)
Deutsche Bank	Tesco PLC	1 Month LIBOR BBA minus 0.45%	1/11/2017	(194)	(5,409)
Deutsche Bank	thyssenkrupp A.G.	1 Month LIBOR BBA minus 0.45%	1/11/2017	(327)	(67,531)
Deutsche Bank	Trigano S.A.	1 Month LIBOR BBA plus 0.45%	1/11/2017	63	(2,934)
Deutsche Bank	Tullett Prebon PLC	1 Month LIBOR BBA plus 0.45%	1/11/2017	87	(7,312)
Morgan Stanley Capital Services LLC	Tumi Holdings, Inc.	US Federal Funds Rate plus 0.45%	2/21/2017	480	(1,796)
Deutsche Bank	Zodiac Aerospace	1 Month LIBOR BBA minus 0.45%	1/11/2017	(344)	(51,537)
Deutsche Bank	Zoopla Property Group PLC	1 Month LIBOR BBA plus 0.45%	1/11/2017	97	(16,265)
Deutsche Bank	zooplus A.G.	1 Month LIBOR BBA minus 1.25%	1/11/2017	(7)	(144)
				$8,858	$(2,430,970)

M-32	MainStay VP Absolute Return Multi-Strategy Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Open OTC total return basket swap contracts as of June 30, 2016 were as follows:

Swap Counterparty	Reference Obligation	Rate (Paid)/Received by the Portfolio	Termination Date	Notional Amount (000)*	Unrealized Appreciation/ (Depreciation)
Credit Suisse	Credit Suisse Backwardation Long/Short Excess Return Index **	0.60%	5/31/2017	$7,150	$(55)
Credit Suisse	Credit Suisse Custom 24A Excess Return Index **	1.50%	5/31/2017	8,835	16
Credit Suisse	Credit Suisse Custom 88 Enhanced Excess Return Index **	0.60%	5/31/2017	10,665	(82)
Credit Suisse	Credit Suisse Dividend Alpha ER Index	0.25%	5/31/2017	8,428	670
Credit Suisse	Credit Suisse GAINS 01E Long/Short Excess Return Index **	1.25%	5/31/2017	7,320	(95)
JPMorgan Chase Bank	JPMorgan Sigma TY Index	0.00%	10/31/2016	4,644	(1)
JPMorgan Chase Bank	JPMorgan Volemont Strategy Index	0.00%	10/31/2016	4,565	—
Societe Generale	SGI BOSS 3% Index	0.60%	5/31/2017	9,701	—
Societe Generale	SGI FX Smile Premium G4 Index	0.60%	5/31/2017	8,914	4
Societe Generale	SGI Smart Market Neutral Commodity 2 Index **	0.60%	5/31/2017	9,573	—
Societe Generale	SGI US Gravity Index	0.00%	5/31/2017	2,615	(4)
				$82,410	$453

Open OTC Candriam proprietary total return swap contracts as of June 30, 2016 were as follows:

Swap Counterparty	Reference Obligation	Description	Unrealized Appreciation/ (Depreciation)
Societe Generale Newedge UK Limited	Candriam IG Diversified Futures Index **	Total return swap with Societe Generale Newedge UK Limited (“SG Newedge UK”). The swap provides exposure to the total returns of the Candriam Alternative Return Systemat program, calculated on a daily basis with a reference to a managed account owned by SG Newedge UK, a company formed under the laws of England. (Notional Amount $96,794,313)***	$121,444
Societe Generale Newedge UK Limited	Candriam Global Alpha Index	Total return swap with SG Newedge UK. The swap provides exposure to the returns of the exchange-traded derivatives and OTC foreign exchange forwards for the Candriam Global Alpha strategy, calculated on a daily basis with a reference to a managed account owned by SG Newedge UK, a company formed under the laws of England. (Notional Amount $25,673,402)****	(6,960)
Societe Generale Newedge UK Limited	Candriam Global Opportunities Index	Total return swap with SG Newedge UK. The swap provides exposure to the returns of the exchange-traded derivatives and OTC foreign exchange forwards for the Candriam Global Opportunities strategy, calculated on a daily basis with a reference to a managed account owned by SG Newedge UK, a company formed under the laws of England. (Notional Amount $25,556,278)****	(20,480)
			$94,004

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-33

Consolidated Portfolio of Investments June 30, 2016 (Unaudited) (continued)

The summaries below provide a breakdown of the derivative contracts comprising the index components of the Candriam proprietary total return swaps as of June 30, 2016:

Candriam IG Diversified Futures Index

Category	% Breakdown
Financials	91.38%
Metals	5.55
Energy	2.16
Equity Index	0.45
Agriculture	0.29
Foreign Currency	0.17
Total	100.00%

Future Ticker	Description	Sector	Notional Amount (000)*
ADU6	Australian Dollar CME Sep16	Foreign Currency	(1,336)
BPU6	British Pound CME Sep16	Foreign Currency	(2,567)
C Z6	Corn Dec16	Agricultural	(5,495)
CDU6	Canadian Dollar CME Sep16	Foreign Currency	2,699
CFN6	CAC Index Jul16	Equity Index	752
CLQ6	Crude Oil Aug16	Energy	7,105
COU6	Brent Crude Sep16	Energy	4,027
CTZ6	Cotton Dec16	Agricultural	7,412
DMU6	Mini Dow Sep16	Equity Index	6,415
ECU6	EUR/USD CME Sep16	Foreign Currency	2,638
EDZ8	Euro Dollars Dec18	Financials	193,258
ESU6	E-mini S&P Sep16	Equity Index	(6,166)
FVU6	U.S. 5 Year Note Sep16	Financials	36,283
GCQ6	Gold CMX Aug16	Metals	12,282
GXU6	DAX Index Sep16	Equity Index	(1,073)
HGU6	High Grade Copper Sep16	Metals	(1,317)
HIN6	Hang Seng Index Jul16	Equity Index	2,160
HOQ6	Heating Oil Aug16	Energy	(2,126)
IKU6	Euro BTP Futures Sep16	Financials	18,042
JBU6	Japan Govt Bond Tiffe Sep16	Financials	71,081
JYU6	Japanese Yen CME Sep16	Foreign Currency	6,552
KEU6	Korean Bond Sep16	Financials	114,291
L Z8	Short Sterling Dec18	Financials	175,354
LAU6	Aluminum LME Sep16	Metals	12,384
LCQ6	Live Cattle Aug16	Agricultural	(9,691)
LXU6	Zinc LME Sep16	Metals	9,636
NGQ6	Natural Gas Aug16	Energy	10,234
NIU6	Nikkei Index Sep16	Equity Index	(2,334)

M-34	MainStay VP Absolute Return Multi-Strategy Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Future Ticker	Description	Sector	Notional Amount (000)*
NQU6	E-mini Nasdaq Sep16	Equity Index	(2,644)
NVU6	New Zealand Dollar CME Sep16	Foreign Currency	9,231
OATU6	Euro Oat Futures Sep16	Financials	16,595
PEU6	Mexican Peso CME Sep16	Foreign Currency	(6,338)
RAU6	South African Rand CME Sep16	Foreign Currency	(2,332)
RTAU6	E-mini Russell Sep16	Equity Index	2,065
RXU6	Euro Bund Sep16	Financials	15,393
RYU6	EUR/JPY CME Sep16	Foreign Currency	(7,341)
S X6	Soybeans Nov16	Agricultural	9,976
SBV6	Sugar Oct16	Agricultural	7,355
SIU6	Silver CMX Sep16	Metals	7,635
TPU6	Topix Index Sep16	Equity Index	(2,895)
TYU6	U.S. 10 Year Notes Sep16	Financials	18,751
USU6	U.S. Treasury Bond Sep16	Financials	9,479
UXN6	CFE VIX Jul16	Equity Index	(1,307)
VGU6	Euro Stoxx50 Sep16	Equity Index	1,743
W U6	Wheat Sep16	Agricultural	(7,462)
XBQ6	Gasoline Blendstock Aug16	Energy	(3,405)
XPU6	SFE SPI 200 Sep16	Equity Index	1,641
Z U6	FTSE Index Sep16	Equity Index	4,959

Candriam Global Alpha Index

Category	% Breakdown
Financials	48.07%
Equity Index	42.40
Foreign Currency	9.53
Total	100.00%

Future Ticker	Description	Sector	Notional Amount (000)*
2EZ6C	2 Year Midcurve Dec16	Financials	(473)
2EZ6P	2 Year Midcurve Dec16	Financials	20
ADN6P	Australian Dollar CME Jul16	Foreign Currency	(14)
ADU6	Australian Dollar CME Sep16	Foreign Currency	(1,336)
BPN6P	British Pound CME Jul16	Foreign Currency	(62)
BPQ6P	British Pound CME Aug16	Foreign Currency	(22)
BPU6	British Pound CME Sep16	Foreign Currency	(4,471)
BPU6C	British Pound CME Sep16	Foreign Currency	(92)
BPU6C	British Pound CME Sep16	Foreign Currency	(11)
BPU6P	British Pound CME Sep16	Foreign Currency	(105)
BPU6P	British Pound CME Sep16	Foreign Currency	(361)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-35

Consolidated Portfolio of Investments June 30, 2016 (Unaudited) (continued)

Future Ticker	Description	Sector	Notional Amount (000)*
CDU6	Canadian Dollar CME Sep16	Foreign Currency	(694)
CXQ6C	Euro Stoxx Banks Aug16	Equity Index	39
CXQ6C	Euro Stoxx Banks Aug16	Equity Index	(3)
CXQ6P	Euro Stoxx Banks Aug16	Equity Index	(371)
CXZ6C	Euro Stoxx Banks Dec16	Equity Index	(19)
ECU6	EUR/USD CME Sep16	Foreign Currency	4,582
ESU6	E-mini S&P Sep16	Equity Index	(10,451)
ESU6P	E-Mini S&P Sep16	Equity Index	(46)
ESU6P	E-mini S&P Sep16	Equity Index	(72)
ESZ6C	E-mini S&P Dec16	Equity Index	358
ESZ6C	E-mini S&P Dec16	Equity Index	(202)
ESZ6P	E-mini S&P Dec16	Equity Index	(78)
FTMIBU6C	FTSE MIB Index Sep16	Equity Index	(12)
FWDUSDNOK	USD vs. NOK Sep16	Foreign Currency	(1,416)
IKU6	Euro BTP Futures Sep16	Financials	1,583
JYN6C	Japanese Yen CME Jul16	Foreign Currency	39
JYU6	Japanese Yen CME Sep16	Foreign Currency	(364)
JYU6C	Japanese Yen CME Sep16	Foreign Currency	(40)
JYU6C	Japanese Yen CME Sep16	Foreign Currency	(227)
JYU6P	Japanese Yen CME Sep16	Foreign Currency	(9)
KGN6C	DJ STOXX 600 Oil & Gas Jul16	Equity Index	(214)
KGU6	DJ STOXX 600 Oil & Gas Sep16	Equity Index	886
NHU6	Nikkei Index Sep16	Equity Index	4,344
NVU6	New Zealand Dollar CME Sep16	Foreign Currency	426
OVN6P	Euro Stoxx50 VSTOXX Jul16	Equity Index	0 ‡
OVQ6P	Euro Stoxx50 VSTOXX Aug16	Equity Index	605
OVQ6P	Euro Stoxx50 VSTOXX Aug16	Equity Index	(177)
OVQ6P	Euro Stoxx50 VSTOXX Aug16	Equity Index	(385)
PEU6	Mexican Peso CME Sep16	Foreign Currency	2,627
RUU6	Russian Ruble CME Sep16	Foreign Currency	(1,343)
RXU6	Euro Bund Sep16	Financials	(10,942)
RXU6P	Euro Bund Sep16	Financials	(15)
SCN6P	E-mini S&P Jul16	Equity Index	(68)
SEN6C	Euro Stoxx50 Jul16	Equity Index	(3)
SEQ6C	Euro Stoxx50 Aug16	Equity Index	1
SEQ6P	Euro Stoxx50 Aug16	Equity Index	(374)
SEU6C	Euro Stoxx50 Sep16	Equity Index	(18)
SEU6P	Euro Stoxx50 Sep16	Equity Index	(126)
SEU6P	Euro Stoxx50 Sep16	Equity Index	(167)

M-36	MainStay VP Absolute Return Multi-Strategy Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Future Ticker	Description	Sector	Notional Amount (000)*
SFQ6C	Swiss Franc CME Aug16	Foreign Currency	(5)
SXN6C	DJ STOXX 600 Automobiles & Parts Jul16	Equity Index	(1)
TYU6	U.S. 10 Year Notes Sep16	Financials	(4,787)
TYU6C	U.S. 10 Year Notes Sep16	Financials	(29)
TYU6P	U.S. 10 Year Notes Sep16	Financials	70
TYU6P	U.S. 10 Year Notes Sep16	Financials	(40)
VGU6	Euro Stoxx50 Sep16	Equity Index	(6,337)

Candriam Global Opportunities Index

Category	% Breakdown
Finacials	111.84%
Equity Index	6.00
Foreign Currency	-17.84
Total	100.00%

Future Ticker	Description	Sector	Notional Amount (000)*
2EZ6C	2 Year Midcurve Dec16	Financials	(312)
2EZ6C	2 Year Midcurve Dec16	Financials	(40)
2EZ6P	2 Year Midcurve Dec16	Financials	20
2EZ6P	2 Year Midcurve Dec16	Financials	22
ADU6	Australian Dollar CME Sep16	Foreign Currency	(1,188)
CDU6	Canadian Dollar CME Sep16	Foreign Currency	(1,928)
CXN6C	Euro Stoxx Banks Jul16	Equity Index	1
CXN6C	Euro Stoxx Banks Jul16	Equity Index	(1)
CXN6C	Euro Stoxx Banks Jul16	Equity Index	7
EDZ8	Euro Dollars Dec18	Financials	38,602
FTMIBN6C	FTSE MIB Index Jul16	Equity Index	0 ‡
FTMIBN6C	FTSE MIB Index Jul16	Equity Index	0 ‡
FTMIBN6C	FTSE MIB Index Jul16	Equity Index	3
FWDCLPUSD	USD vs. CLP Aug16	Foreign Currency	603
FWDHUFEUR	EUR vs. HUF Aug16	Foreign Currency	(3)
FWDINRUSD	USD vs. INR Sep16	Foreign Currency	1,681
FWDKRWUSD	USD vs. KRW Jul16	Foreign Currency	(1)
FWDKRWUSD	USD vs. KRW Jul16	Foreign Currency	(1,389)
FWDPLNUSD	USD vs. PLN Jul16	Foreign Currency	(1,191)
FWDUSDCLP	USD vs. CLP Aug16	Foreign Currency	(603)
FWDUSDHKD	USD vs. HKD Jan17	Foreign Currency	(330)
FWDUSDKRW	USD vs. KRW Dec16	Foreign Currency	(1,289)
FWDUSDMYR	USD vs. MYR Jul16	Foreign Currency	(1,636)
IKU6	Euro BTP Futures Sep16	Financials	3,640

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-37

Consolidated Portfolio of Investments June 30, 2016 (Unaudited) (continued)

Future Ticker	Description	Sector	Notional Amount (000)*
KEU6	Korean Bond Sep16	Financials	16,768
MESU6	E-mini MSCI Emerging Markets Sep16	Equity Index	1,294
PEU6	Mexican Peso CME Sep16	Foreign Currency	(813)
RAU6	South African Rand CME Sep16	Foreign Currency	(666)
RUU6	Russian Ruble CME Sep16	Foreign Currency	(614)
SEN6C	Euro Stoxx50 Jul16	Equity Index	(1)
SEN6C	Euro Stoxx50 Jul16	Equity Index	0 ‡
SEN6P	Euro Stoxx50 Jul16	Equity Index	(21)
TYQ6P	U.S. 10 Year Notes Aug16	Financials	5
TYQ6P	U.S. 10 Year Notes Aug16	Financials	(2)
VGU6	Euro Stoxx50 Sep16	Equity Index	1,869

1.	As of June 30, 2016, cash in the amount of $6,800,000 was on deposit with brokers for total return equity swap contracts.
*	Notional amounts reflected as a positive value indicate a long position held by the Portfolio or Index and a negative value indicates a short position.
**	The total return swap is held in the MainStay VP Multi-Strategy Cayman Fund Ltd., which is a wholly-owned subsidiary of the MainStay VP Absolute Return Multi-Strategy Portfolio.
***	The investment portfolio of the managed account is comprised at any given time of trading positions selected by Candriam France S.A.S. that include exchange traded futures in relation to any commodity, currency, interest rate, bond or equity index traded on certain exchanges. Under the terms of the swap, the advisor has the ability to periodically adjust the notional level of the swap. The swap was effective on January 21, 2016 and has an open ended term unless terminated by one of the parties. In addition, the terms of the swap provide for a payment to the SG Newedge UK based upon 0.4% per annum accrued on the full notional level of the swap, plus a floating rate (based on LIBOR and Fed Funds) accrued on 15% of the notional of the swap.
****	The investment portfolio of the managed account is comprised at any given time of trading positions selected by Candriam France S.A.S. that include exchange traded derivatives and over the counter derivatives. Under the terms of the swap, the advisor has the ability to periodically adjust the notional level of the swap. The swap was effective on February 26, 2016 and has an open ended term unless terminated by one of the parties. In addition, the terms of the swap provide for a payment to the SG Newedge UK based upon 0.4% per annum accrued on the full notional level of the swap, plus a floating rate (based on LIBOR and Fed Funds) accrued on 15% of the notional of the swap.
‡	Amount represents less than $500.

The	following abbreviations are used in the preceding pages:

BTP—Buoni	del Tesoro Poliennali

CAC—Cotation	Assiste´e en Continu

CAD—Canadian	Dollar

CHF—Swiss	Franc

CLP—Chilean	Peso

CME—Chicago	Mercantile Exchange

DAX—Deutscher	Aktienindex Index

ETF—Exchange-Traded	Fund

EUR—Euro

FTSE—Financial	Times Stock Exchange

GBP—British	Pound Sterling

HKD—Hong	Kong Dollar

HUF—Hungarian	Forint

INR—Indian	Rupee

JPY—Japanese	Yen

KRW—South	Korean Won

LME—London	Metal Exchange

M-38	MainStay VP Absolute Return Multi-Strategy Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MIB—Milano	Italia Borsa

MYR—Malaysian	Ringgit

NOK—Norwegian	Krone

PLN—Polish	Zloty

SFE	SPI—Sydney Futures Exchange Share Price Index

SPDR—Standard	& Poor’s Depositary Receipt

TRY—Turkish	Lira

VIX—CBOE	Volatility Index

USD—United	States Dollar

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016, for valuing the Portfolio’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$—	$38,140,379	$—	$38,140,379
Foreign Bonds	—	37,837,853	—	37,837,853
U.S. Government	—	31,722,739	—	31,722,739

Total Long-Term Bonds	—	107,700,971	—	107,700,971

Common Stocks	95,356,096	20,274,473	—	115,630,569
Exchange-Traded Fund	811,884	—	—	811,884
Rights	9,361	—	—	9,361
Purchased Put Swaption	40,780	—	—	40,780
Short-Term Investments
Repurchase Agreements	—	235,574,818	—	235,574,818
U.S. Government	—	44,035,127	—	44,035,127

Total Short-Term Investments	—	279,609,945	—	279,609,945

Total Investments in Securities	96,218,121	407,585,389	—	503,803,510

Other Financial Instruments
Candriam Proprietary Total Return Swap Contracts (b)	—	121,444	—	121,444
Credit Default Swap Contracts (b)	—	859,578	—	859,578
Foreign Currency Forward Contracts (b)	—	1,422,561	—	1,422,561
Interest Rate Swap Contracts (b)	—	347,797	—	347,797
Total Return Basket Swap Contracts (b)	—	690	—	690
Total Return Equity Swap Contracts (b)	—	2,890,457	—	2,890,457

Total Other Financial Instruments	—	5,642,527	—	5,642,527

Total Investments in Securities and Other Financial Instruments	$96,218,121	$413,227,916	$—	$509,446,037

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-39

Consolidated Portfolio of Investments June 30, 2016 (Unaudited) (continued)

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities Sold Short (a)
Common Stocks Sold Short	$(55,233,017)	$(13,488,933)	$—	$(68,721,950)
Exchange Traded Funds Sold Short	(13,566,165)	—	—	(13,566,165)
Rights Sold Short	(16,997)	—	—	(16,997)

Total Investments in Securities Sold Short	(68,816,179)	(13,488,933)	—	(82,305,112)

Other Financial Instruments
Candriam Proprietary Total Return Swap Contracts (b)	—	(27,440)	—	(27,440)
Credit Default Swap Contracts (b)	—	(536,342)	—	(536,342)
Foreign Currency Forward Contracts (b)	—	(14,894)	—	(14,894)
Futures Contracts Short (b)	(196,002)	—	—	(196,002)
Interest Rate Swap Contracts (b)	—	(65,309)	—	(65,309)
Total Return Basket Swap Contracts (b)	—	(237)	—	(237)
Total Return Equity Swap Contracts (b)	—	(2,430,970)	—	(2,430,970)

Total Other Financial Instruments	(196,002)	(3,075,192)	—	(3,271,194)

Total Investments in Securities Sold Short and Other Financial Instruments	$(69,012,181)	$(16,564,125)	$—	$(85,576,306)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2016, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of June 30, 2016, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-40	MainStay VP Absolute Return Multi-Strategy Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Consolidated Statement of Assets and Liabilities

as of June 30, 2016 (Unaudited)

Assets
Investment in securities before investments sold short, at value (identified cost $261,414,503)	$268,228,692
Repurchase agreement, at value (identified cost $235,574,818)	235,574,818
Cash collateral on deposit at broker	77,009,118
Cash denominated in foreign currencies (identified cost $3,523,715)	3,518,705
Receivables:
Investment securities sold	1,616,981
Dividends and interest	1,471,015
Fund shares sold	291,067
Variation margin on futures contracts	94,913
Unrealized appreciation on OTC swap contracts	3,017,500
Other assets	1,522
Unrealized appreciation on foreign currency forward contracts	1,422,561
Variation margin on centrally cleared swaps	1,070,001

Total assets	593,316,893

Liabilities
Investments sold short (proceeds $76,111,998)	82,305,112
Due to custodian	2,126,461
Payables:
Investment securities purchased	4,370,533
Manager (See Note 3)	508,898
Fund shares redeemed	260,205
NYLIFE Distributors (See Note 3)	68,642
Premiums received for OTC swap contracts	68,072
Dividends on investments sold short	57,334
Custodian	57,024
Professional fees	18,182
Broker fees and charges on short sales	13,429
Shareholder communication	12,404
Transfer agent (See Note 3)	1,260
Trustees	125
Accrued expenses	14,488
Unrealized depreciation on OTC swap contracts	2,479,099
Unrealized depreciation on foreign currency forward contracts	14,894

Total liabilities	92,376,162

Net assets	$500,940,731

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$57,351
Additional paid-in capital	574,417,387

574,474,738
Net investment loss	(3,484,855)
Accumulated net realized gain (loss) on investments, investments sold short, futures transactions, written options, swap transactions and foreign currency transactions	(73,013,703)
Net unrealized appreciation (depreciation) on investments, swap contracts and futures contracts	7,777,855
Net unrealized appreciation (depreciation) on investments sold short	(6,193,114)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	1,379,810

Net assets	$500,940,731

Initial Class
Net assets applicable to outstanding shares	$162,763,725

Shares of beneficial interest outstanding	18,576,653

Net asset value per share outstanding	$8.76

Service Class
Net assets applicable to outstanding shares	$338,177,006

Shares of beneficial interest outstanding	38,774,274

Net asset value per share outstanding	$8.72

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-41

Consolidated Statement of Operations

for the six months ended June 30, 2016 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$1,618,743
Interest	1,568,032

Total income	3,186,775

Expenses
Manager (See Note 3)	2,996,350
Broker fees and charges on short sales	925,495
Dividends on investments sold short	872,558
Distribution and service—Service Class (See Note 3)	402,622
Custodian	213,070
Professional fees	98,107
Shareholder communication	27,447
Trustees	5,878
Interest expense	3,002
Transfer agent (See Note 3)	2,219
Miscellaneous	20,226

Total expenses before waiver/reimbursement	5,566,974
Expense waiver/reimbursement from Manager (See Note 3)	(269,646)

Net expenses	5,297,328

Net investment income (loss)	(2,110,553)

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts, Written Options and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	7,576,396
Investments sold short	(139,671)
Futures transactions	120,216
Written option transactions	559
Swap transactions	107,133
Foreign currency transactions	(1,729,081)

Net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions, written option transactions and foreign currency transactions	5,935,552

Net change in unrealized appreciation (depreciation) on:
Investments	(6,030,480)
Investments sold short	(11,870,462)
Futures contracts	(95,740)
Swap contracts	936,543
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	2,106,007

Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, swap contracts and foreign currency transactions	(14,954,132)

Net realized and unrealized gain (loss) on investments, investments sold short, futures transactions, written options, swap transactions and foreign currency transactions	(9,018,580)

Net increase (decrease) in net assets resulting from operations	$(11,129,133)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $63,455.

M-42	MainStay VP Absolute Return Multi-Strategy Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Consolidated Statement of Changes in Net Assets

for the six months ended June 30, 2016 (Unaudited) and the year ended December 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(2,110,553)	$(4,195,856)
Net realized gain (loss) on investments, investments sold short, futures transactions, written option transactions, swap transactions and foreign currency transactions	5,935,552	(30,850,288)
Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, swap contracts and foreign currency transactions	(14,954,132)	3,018,528

Net increase (decrease) in net assets resulting from operations	(11,129,133)	(32,027,616)

Capital share transactions:
Net proceeds from sale of shares	199,748,238	75,427,943
Cost of shares redeemed	(21,104,407)	(154,485,146)

Increase (decrease) in net assets derived from capital share transactions	178,643,831	(79,057,203)

Net increase (decrease) in net assets	167,514,698	(111,084,819)

Net Assets
Beginning of period	333,426,033	444,510,852

End of period	$500,940,731	$333,426,033

Net investment loss at end of period	$(3,484,855)	$(1,374,302)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-43

Consolidated Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,		May 1, 2013** through December 31,
	2016*		2015	2014	2013
Net asset value at beginning of period	$9.03		$9.82	$11.15	$10.00

Net investment income (loss) (a)	(0.03)		(0.06)	(0.08)	(0.10)
Net realized and unrealized gain (loss) on investments	(0.25)		(0.72)	(1.25)	1.25
Net realized and unrealized gain (loss) on foreign currency transactions	0.01		(0.01)	(0.00)‡	—

Total from investment operations	(0.27)		(0.79)	(1.33)	1.15

Net asset value at end of period	$8.76		$9.03	$9.82	$11.15

Total investment return	(2.99	%)(b)(c)	(8.04%)	(11.93%)	11.50	% (b)(c)
Ratios (to average net assets)/Supplemental Data: (d)
Net investment income (loss)	(0.78	%)††	(0.59%)	(0.78%)	(1.35	%)††
Net expenses (excluding short sale expenses)	1.43	% ††	1.47%	1.46%	1.54	% ††
Expenses (including short sales expenses, before waiver/reimbursement)	2.46	% ††	2.00%	2.21%	2.64	% ††
Short sale expenses	0.90	% ††	0.53%	0.75%	1.10	% ††
Portfolio turnover rate	176%		115%	113%	18%
Net assets at end of period (in 000’s)	$162,764		$3,051	$100,126	$88,557

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Exchange-Traded Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

M-44	MainStay VP Absolute Return Multi-Strategy Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Consolidated Financial Highlights selected per share data and ratios

	Service Class
	Six months ended June 30,		Year ended December 31,	Year ended December 31,	May 1, 2013** through December 31,
	2016*		2015	2014	2013
Net asset value at beginning of period	$9.00		$9.79	$11.14	$10.00

Net investment income (loss) (a)	(0.05)		(0.11)	(0.11)	(0.11)
Net realized and unrealized gain (loss) on investments	(0.24)		(0.67)	(1.24)	1.25
Net realized and unrealized gain (loss) on foreign currency transactions	0.01		(0.01)	(0.00)‡	—

Total from investment operations	(0.28)		(0.79)	(1.35)	1.14

Net asset value at end of period	$8.72		$9.00	$9.79	$11.14

Total investment return (b)	(3.11	%)(c)	(8.07%)	(12.12%)	11.40	% (c)
Ratios (to average net assets)/Supplemental Data: (d)
Net investment income (loss)	(1.04	%)††	(1.15%)	(1.04%)	(1.55	%)††
Net expenses (excluding short sales expenses)	1.68	% ††	1.72%	1.71%	1.79	% ††
Expenses (including short sales expenses, before waiver/reimbursement)	2.62	% ††	2.51%	2.48%	2.79	% ††
Short sale expenses	0.81	% ††	0.79%	0.77%	1.00	% ††
Portfolio turnover rate	176%		115%	113%	18%
Net assets at end of period (in 000’s)	$338,177		$330,375	$344,385	$253,022

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Exchange-Traded Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-45

MainStay VP Balanced Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2016

Class	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	4.93%	2.06%	8.63%	6.36%	0.79%
Service Class Shares	4.80	1.81	8.36	6.10	1.04

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Russell Midcap® Value Index[3]	8.87%	3.25%	11.70%	7.79%
Barclays U.S. Intermediate Government/Credit Bond Index[3]	4.07	4.33	2.90	4.48
Balanced Composite Index[3]	7.08	3.93	8.33	6.89
Average Lipper Variable Products Mixed-Asset Target Allocation Growth Portfolio[4]	2.31	–0.90	6.63	5.67

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Mixed-Asset Target Allocation Growth Portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-46	MainStay VP Balanced Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Balanced Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2016 to June 30, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2016, to June 30, 2016. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

June 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/16	Ending Account Value (Based on Actual Returns and Expenses) 6/30/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/16	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,049.30	$3.87	$1,021.10	$3.82

Service Class Shares	$1,000.00	$1,048.00	$5.14	$1,019.80	$5.07

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.76% for Initial Class and 1.01% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-47

Portfolio Composition as of June 30, 2016 (Unaudited)

See Portfolio of Investments beginning on page M-52 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of June 30, 2016 (excluding short-term investments) (Unaudited)

1.	United States Treasury Notes, 0.50%–1.625%, due 12/31/16–5/15/26

2.	iShares Intermediate Government / Credit Bond ETF

3.	iShares Intermediate Credit Bond ETF

4.	Federal National Mortgage Association, 1.00%–2.125%, due 4/27/17–4/24/26

5.	Federal Home Loan Mortgage Corporation, 1.00%–2.375%, due 3/8/17–1/13/22
6.	JPMorgan Chase & Co.

7.	Oracle Corp.

8.	Goldman Sachs Group, Inc. (The)

9.	Southern Co. (The)

10.	Fifth Third Bancorp

M-48	MainStay VP Balanced Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of Jae S. Yoon, CFA, of New York Life Investment Management LLC, the Portfolio’s Manager, Thomas J. Girard, Donald F. Serek, CFA, and George S. Cherpelis of NYL Investors LLC, the Portfolio’s fixed-income Subadvisor, and Andrew Ver Planck, CFA, and Migene Kim, CFA, of Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”), the Portfolio’s equity Subadvisor.

How did MainStay VP Balanced Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2016?

For the six months ended June 30, 2016, MainStay VP Balanced Portfolio returned 4.93% for Initial Class shares and 4.80% for Service Class shares. Over the same period, both share classes underperformed the 8.87% return of the Russell Midcap® Value Index,1 which is the Portfolio’s primary benchmark, and outperformed the 4.07% return of the Barclays U.S. Intermediate Government/Credit Bond Index,1 which is a secondary benchmark of the Portfolio. Both share classes underperformed the 7.08% return of the Balanced Composite Index,1 which is an additional benchmark of the Portfolio. Both share classes outperformed the 2.31% return of the Average Lipper1 Variable Products Mixed-Asset Target Allocation Growth Portfolio for the six months ended June 30, 2016.

What factors affected relative performance in the equity portion of the Portfolio during the reporting period?

In the equity portion of the Portfolio, stock selection was the largest driver of weak performance relative to the Russell Midcap® Value Index. Allocation effects (effects of holding overweight or underweight positions in specific sectors as a result of the Portfolio’s bottom-up stock selection process) also detracted from relative performance in the equity portion of the Portfolio.

Which sectors in the equity portion of the Portfolio were the strongest positive contributors to the Portfolio’s relative performance, and which sectors in the equity portion of the Portfolio were particularly weak?

Consumer staples was the strongest-performing sector in the equity portion of the Portfolio, driven by positive allocation effects from an overweight position relative to the benchmark in this outperforming sector. Telecommunication services also added to relative performance, primarily because of stock selection. In the equity portion of the Portfolio, financials and energy provided weak relative performance primarily because of poor stock selection. Consumer discretionary detracted from relative performance because of stock selection and a modestly overweight position relative to the Russell Midcap® Value Index in this underperforming sector.

During the reporting period, which individual stocks made the strongest positive contributions to the absolute performance of the equity portion of the Portfolio and which individual stocks detracted the most?

On an absolute basis, the strongest stock in the equity portion of the Portfolio was metals & mining company Newmont Mining, which benefited from recovering commodity prices and effective cost-cutting measures. Graphic design technology maker NVIDIA was also a strong absolute performer because of solid growth across the company’s video game, auto and personal computing segments. Food processing company Tyson Foods was another strong absolute performer for the equity portion of the Portfolio. The company benefited from strong earnings fueled by growing demand and lower feed prices.

On an absolute basis, the weakest stock in the equity portion of the Portfolio was oil refiner Tesoro, which declined because of rising oil prices, tighter downstream energy spreads and an unplanned shutdown of a West Coast facility. Life insurance and annuity solutions company Lincoln National also detracted from absolute performance when the company posted weaker earnings because of higher claims and poor investment performance. Retail and commercial bank Fifth Third Bancorp also detracted from absolute performance in the equity portion of the Portfolio. The company faced headwinds to its net interest margins in a low-interest-rate environment.

Did the equity portion of the Portfolio make any significant purchases or sales during the reporting period?

The equity portion of the Portfolio initiated new positions in industrial tools maker Stanley Black & Decker and semiconductor equipment maker Applied Materials. Our investment process viewed both companies as attractive. Stanley Black & Decker enjoyed improving investor sentiment and earnings, while Applied Materials traded at a reasonable valuation supported by attractive earnings and price momentum trends.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

M-49

The equity portion of the Portfolio exited positions in auto components company Goodyear Tire & Rubber and IT network router maker and security company Juniper Networks. Our investment process viewed both companies as unattractive because of poor price trends and deteriorating earnings trends.

How did sector weightings change in the equity portion of the Portfolio during the reporting period?

During the reporting period, the equity portion of the Portfolio modestly increased its weightings relative to the Russell Midcap® Value Index in consumer staples and utilities. Over the same period, the equity portion of the Portfolio modestly reduced its weightings relative to the Index in consumer discretionary and industrials.

How was the equity portion of the Portfolio positioned at the end of the reporting period?

As of June 30, 2016, the equity portion of the Portfolio held modestly overweight positions relative to the Russell Midcap® Value Index in the information technology and consumer staples sectors. As of the same date, the equity portion of the Portfolio held modestly underweight positions relative to the Index in the financials and utilities sectors.

What factors affected relative performance in the fixed-income portion of the Portfolio during the reporting period?

The fixed-income portion of the Portfolio maintained overweight positions in corporate bonds, commercial mortgage-backed securities and asset-backed securities.

What was the duration strategy of the fixed-income portion of the Portfolio during the reporting period?

The duration of the fixed-income portion of the Portfolio at the end of the reporting period was 4.09 years, compared to a duration of 4.05 years for the Barclays U.S. Intermediate Government/Credit Bond Index. The duration of the fixed-income portion of the Portfolio was managed within approximately 18 basis points of its benchmark throughout the reporting period. Aside from a tactical short-duration trade, the fixed-income portion of the Portfolio was managed with a longer duration than that of the benchmark for the majority of the first quarter of 2016. During the second quarter, the fixed-income portion of the Portfolio was long duration once again, with another tactical short-duration trade.

What specific factors, risks or market forces prompted significant decisions for the fixed-income portion of the Portfolio during the reporting period?

Throughout the reporting period, the fixed-income portion of the Portfolio maintained overweight positions in corporate bonds, commercial mortgage-backed securities and asset-backed securities. The overweight position in corporate bonds varied throughout the reporting period. This positioning was prompted by our view that the domestic economy had continued to improve and that fixed-income assets were uniquely positioned to benefit in the then-current environment. Furthermore, in light of the continued low interest-rate environment globally, these assets offered incremental yield and could continue to benefit the Portfolio’s performance. As spreads3 came under pressure in the first quarter of 2016, we added to the overweight position to take advantage of these dislocations. As the economic picture improved in the second quarter and spreads narrowed, we reduced our overweight position in corporate bonds to position the fixed-income portion of the Portfolio for a seasonally high new-issue calendar and the liquidity issues that have historically been experienced during the summer months.

During the reporting period, which market segments made the strongest positive contributions to the performance of the fixed-income portion of the Portfolio and which market segments were particularly weak?

In the fixed-income portion of the Portfolio, the industrial sector made the strongest positive contribution to performance. Within industrials, overweight positions in energy and communications made the largest positive contributions to relative performance. Within communications, the cable and satellite subsector was the strongest contributor to relative performance.

2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
3.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

M-50	MainStay VP Balanced Portfolio

The sovereign sector was a slight drag on the performance of the fixed-income portion of the Portfolio during the reporting period, as spreads rallied in lower-quality sovereigns as the “risk on” trade persisted in the second quarter of 2016.

Did the fixed-income portion of the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the fixed-income portion of the Portfolio added to sectors such as food and beverage, utilities and banks. Much of this activity came on the back of a very active new-issue calendar, which in our opinion was priced attractively—especially in the first quarter of 2016, as global growth concerns weighed on spreads.

As spreads tightened during the second quarter, we used the opportunity to reduce the Portfolio’s fixed-income holdings in U.K.-domiciled banks, such as Lloyds and Santander U.K., as Britain’s referendum on leaving the European Union (Brexit) approached in late June. As spreads tightened prior to the vote, we saw an opportunity to exit these holdings at attractive levels.

During the reporting period, how did sector weightings change in the fixed-income portion of the Portfolio?

Throughout the reporting period, the fixed-income portion of the Portfolio maintained overweight positions in corporate bonds, commercial mortgage-backed securities and asset-backed securities. The overweight position in corporate bonds varied throughout the reporting period. During the first quarter we increased the overweight position in corporate bonds as global growth fears pushed spreads wider, offering an attractive entry point. During the second quarter, we reduced the overweight position on the back of tighter spreads to position the fixed-income portion of the Portfolio to withstand any shocks from the Brexit vote and from anticipated liquidity concerns and possible spread widening during the summer months.

How was the fixed-income portion of the Portfolio positioned at the end of the reporting period?

As of June 30, 2016, the fixed-income portion of the Portfolio held overweight positions in corporate bonds, commercial mortgage-backed securities and asset-backed securities. As of the same date, the fixed-income portion of the Portfolio held an underweight position in U.S. Treasury securities. At the end of the reporting period, corporate bonds represented the most substantially overweight position (at 8.24% over the fixed-income benchmark). Asset-backed securities represented the next-largest overweight (at 3.69% over the fixed-income benchmark). As of June 30, 2016, the fixed-income portion of the Portfolio was underweight in U.S. Treasury securities (at 17.28% below the fixed-income benchmark).

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-51

Portfolio of Investments June 30, 2016 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 35.1%† Asset-Backed Securities 1.3%
Automobile 0.1%
Chesapeake Funding LLC Series 2013-1A, Class A 0.915%, due 1/7/25 (a)(b)	$69,002	$68,960
Hertz Vehicle Financing LLC Series 2016-1A, Class A 2.32%, due 3/25/20 (b)	200,000	201,746

		270,706

Other ABS 1.2%
Apartment Investment & Management Co. CLO Series 2014-AA, Class A 2.164%, due 7/20/26 (a)(b)	250,000	248,150
Apidos CLO XIV Series 2013-14A, Class A 1.772%, due 4/15/25 (a)(b)	475,000	468,887
Ares XXVII CLO, Ltd. Series 2013-2A, Class A1 1.871%, due 7/28/25 (a)(b)	200,000	198,294
Babson CLO, Ltd. Series 2013-IA, Class A 1.724%, due 4/20/25 (a)(b)	450,000	444,069
Carlyle Global Market Strategies CLO, Ltd. Series 2014-2A, Class A 2.088%, due 5/15/25 (a)(b)	250,000	248,793
Cedar Funding IV CLO, Ltd. Series 2014-4A, Class A1 2.119%, due 10/23/26 (a)(b)	250,000	247,663
Dryden XXXI Senior Loan Fund Series 2014-31A, Class A 1.971%, due 4/18/26 (a)(b)	280,000	278,009
Galaxy XVII CLO, Ltd. Series 2014-17A, Class A 2.102%, due 7/15/26 (a)(b)	450,000	446,544
Jamestown CLO III, Ltd. Series 2013-3A, Class A1A 2.072%, due 1/15/26 (a)(b)	450,000	447,214
Magnetite VIII, Ltd. Series 2014-8A, Class A 2.102%, due 4/15/26 (a)(b)	260,000	259,860
Magnetite XII, Ltd. Series 2015-12A, Class A 2.122%, due 4/15/27 (a)(b)	250,000	248,385
Neuberger Berman CLO XIX, Ltd. Series 2015-19A, Class A1 2.042%, due 7/15/27 (a)(b)	350,000	345,827

	Principal Amount	Value
Other ABS (continued)
Octagon Loan Funding, Ltd. Series 2014-1A, Class A1 2.068%, due 11/18/26 (a)(b)	$450,000	$447,457
Race Point VIII CLO, Ltd. Series 2013-8A, Class A 1.868%, due 2/20/25 (a)(b)	270,000	267,635
Sheridan Square CLO, Ltd. Series 2013-1A, Class A2 1.792%, due 4/15/25 (a)(b)	275,000	271,774
Volvo Financial Equipment LLC Series 2016-IA, Class A3 1.67%, due 2/18/20 (b)	100,000	100,154

		4,968,715

Total Asset-Backed Securities (Cost $5,268,111)		5,239,421

Corporate Bonds 15.7%
Auto Manufacturers 0.7%
Daimler Finance North America LLC 1.50%, due 7/5/19 (b)	500,000	499,255
Ford Motor Credit Co. LLC 3.219%, due 1/9/22	1,000,000	1,024,338
3.336%, due 3/18/21	450,000	466,707
General Motors Financial Co., Inc. 3.20%, due 7/6/21	150,000	150,239
4.375%, due 9/25/21	500,000	527,624
Toyota Motor Credit Corp. 1.20%, due 4/6/18	100,000	100,392

		2,768,555

Banks 4.9%
Bank of America Corp. 2.625%, due 4/19/21	850,000	863,036
4.45%, due 3/3/26	450,000	470,671
Bank of America N.A. 2.05%, due 12/7/18	250,000	253,664
Bank of New York Mellon Corp. (The) 2.60%, due 8/17/20	550,000	570,376
Branch Banking & Trust Co. 2.85%, due 4/1/21	450,000	473,114
Citigroup, Inc. 2.70%, due 3/30/21	850,000	865,124
4.60%, due 3/9/26	640,000	678,516
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. 4.375%, due 8/4/25	475,000	496,151
Credit Suisse Group Funding Guernsey, Ltd. 3.80%, due 9/15/22	1,250,000	1,255,402
4.55%, due 4/17/26 (b)	250,000	259,345

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of June 30, 2016, excluding short-term investments. May be subject to change daily.

M-52	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
Discover Bank 3.10%, due 6/4/20	$850,000	$868,359
♦Fifth Third Bancorp 4.30%, due 1/16/24	750,000	798,799
♦Goldman Sachs Group, Inc. (The) 2.625%, due 4/25/21	500,000	507,064
2.875%, due 2/25/21	1,000,000	1,025,217
5.375%, due 3/15/20	125,000	139,040
6.00%, due 6/15/20	300,000	342,310
HBOS PLC 6.75%, due 5/21/18 (b)	1,250,000	1,340,754
HSBC Bank USA N.A. 6.00%, due 8/9/17	425,000	444,531
Huntington National Bank (The) 2.20%, due 11/6/18	250,000	253,061
2.875%, due 8/20/20	500,000	514,192
♦JPMorgan Chase & Co. 3.875%, due 9/10/24	2,000,000	2,070,674
Korea Development Bank (The) 3.875%, due 5/4/17	475,000	485,781
Manufacturers & Traders Trust Co. 2.30%, due 1/30/19	250,000	254,949
Mizuho Financial Group, Inc. 2.632%, due 4/12/21 (b)	350,000	356,416
Morgan Stanley 4.35%, due 9/8/26	780,000	815,971
5.50%, due 1/26/20	725,000	806,354
UBS Group Funding Jersey, Ltd. 4.125%, due 4/15/26 (b)	1,250,000	1,299,099
Wells Fargo & Co. 4.10%, due 6/3/26	225,000	240,662

		18,748,632

Beverages 0.7%
Anheuser-Busch InBev Finance, Inc. 2.65%, due 2/1/21	525,000	544,433
3.65%, due 2/1/26	1,000,000	1,071,246
Molson Coors Brewing Co. 2.10%, due 7/15/21	1,000,000	1,003,040

		2,618,719

Building Materials 0.4%
Fortune Brands Home & Security, Inc. 4.00%, due 6/15/25	850,000	903,961
Masco Corp.
3.50%, due 4/1/21	325,000	331,597
4.375%, due 4/1/26	475,000	489,958

		1,725,516

Chemicals 0.5%
Airgas, Inc. 2.375%, due 2/15/20	500,000	510,286

	Principal Amount	Value
Chemicals (continued)
Albemarle Corp. 3.00%, due 12/1/19	$350,000	$354,734
LYB International Finance B.V. 4.00%, due 7/15/23	400,000	428,272
NewMarket Corp. 4.10%, due 12/15/22	400,000	414,885
NOVA Chemicals Corp. 5.00%, due 5/1/25 (b)	210,000	207,900

		1,916,077

Computers 0.1%
Hewlett-Packard Enterprise Co. 3.60%, due 10/15/20 (b)	325,000	339,229

Electric 1.2%
Arizona Public Service Co. 2.20%, due 1/15/20	250,000	256,079
Commonwealth Edison Co. 1.95%, due 9/1/16	100,000	100,069
Emera US Finance, L.P. 2.70%, due 6/15/21 (b)	300,000	305,711
ENGIE S.A. 1.625%, due 10/10/17 (b)	150,000	150,612
Entergy Corp. 4.00%, due 7/15/22	600,000	643,851
Exelon Corp. 2.85%, due 6/15/20	425,000	438,416
FirstEnergy Transmission LLC 4.35%, due 1/15/25 (b)	500,000	528,615
Great Plains Energy, Inc. 4.85%, due 6/1/21	280,000	307,665
Kansas City Power & Light Co. 7.15%, due 4/1/19	250,000	287,317
Niagara Mohawk Power Corp. 2.721%, due 11/28/22 (b)	100,000	103,041
♦Southern Co. (The) 2.35%, due 7/1/21	750,000	764,891
2.95%, due 7/1/23	850,000	881,109

		4,767,376

Electronics 0.2%
Amphenol Corp. 3.125%, due 9/15/21	175,000	180,900
Fortive Corp. 2.35%, due 6/15/21 (b)	575,000	583,434

		764,334

Finance—Credit Card 0.3%
American Express Credit Corp. 1.197%, due 3/18/19 (a)	350,000	348,361
Capital One Bank USA N.A. 2.15%, due 11/21/18	675,000	679,774

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-53

Portfolio of Investments June 30, 2016 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Finance—Credit Card (continued)
Discover Financial Services 3.85%, due 11/21/22	$100,000	$101,560
5.20%, due 4/27/22	25,000	27,424

		1,157,119

Finance—Other Services 0.2%
Intercontinental Exchange, Inc. 2.75%, due 12/1/20	725,000	759,162

Food 0.1%
Ingredion, Inc. 1.80%, due 9/25/17	75,000	75,387
4.625%, due 11/1/20	250,000	274,267

		349,654

Health Care—Products 0.1%
Becton, Dickinson & Co. 3.734%, due 12/15/24	325,000	350,071

Health Care—Services 0.2%
Aetna, Inc. 2.80%, due 6/15/23	775,000	791,666

Home Furnishing 0.1%
Samsung Electronics America, Inc. 1.75%, due 4/10/17 (b)	200,000	200,531

Insurance 0.8%
American International Group, Inc. 3.30%, due 3/1/21	500,000	516,552
Assurant, Inc. 2.50%, due 3/15/18	300,000	303,630
Chubb INA Holdings, Inc. 3.35%, due 5/3/26	425,000	453,007
Nationwide Financial Services, Inc. 5.375%, due 3/25/21 (b)	725,000	809,767
Pricoa Global Funding I 2.20%, due 6/3/21 (b)	250,000	253,668
Principal Financial Group, Inc. 8.875%, due 5/15/19	90,000	106,796
Voya Financial, Inc. 2.90%, due 2/15/18	622,000	633,641

		3,077,061

Iron & Steel 0.1%
Carpenter Technology Corp. 4.45%, due 3/1/23	125,000	120,606
Reliance Steel & Aluminum Co. 4.50%, due 4/15/23	200,000	204,467

		325,073

	Principal Amount	Value
Media 0.4%
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 4.908%, due 7/23/25 (b)	$1,500,000	$1,639,953

Mining 0.2%
Rio Tinto Finance USA, Ltd. 3.75%, due 6/15/25	375,000	392,295
Yamana Gold, Inc. 4.95%, due 7/15/24	275,000	270,545

		662,840

Miscellaneous—Manufacturing 0.1%
General Electric Co. 4.375%, due 9/16/20	225,000	250,593
6.00%, due 8/7/19	225,000	257,742

		508,335

Oil & Gas 0.8%
Anadarko Petroleum Corp. 4.85%, due 3/15/21	350,000	371,215
BP Capital Markets PLC 1.846%, due 5/5/17	75,000	75,424
3.062%, due 3/17/22	425,000	439,136
Exxon Mobil Corp. 2.222%, due 3/1/21	200,000	206,209
Helmerich & Payne International Drilling Co. 4.65%, due 3/15/25	400,000	426,797
Nabors Industries, Inc. 5.00%, due 9/15/20	540,000	508,100
Petroleos Mexicanos 3.50%, due 7/23/20	75,000	74,933
3.50%, due 1/30/23	100,000	94,160
Shell International Finance B.V. 3.25%, due 5/11/25	850,000	891,724

		3,087,698

Oil & Gas Services 0.2%
Schlumberger Holdings Corp. 3.00%, due 12/21/20 (b)	750,000	782,217

Pharmaceuticals 0.5%
Actavis Funding SCS 3.00%, due 3/12/20	350,000	360,965
3.80%, due 3/15/25	250,000	260,457
Bayer U.S. Finance LLC 2.375%, due 10/8/19 (b)	625,000	638,897
Mylan N.V. 3.15%, due 6/15/21 (b)	675,000	684,685

		1,945,004

M-54	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Pipelines 0.6%
Energy Transfer Partners, L.P. 4.15%, due 10/1/20	$375,000	$380,607
Kinder Morgan, Inc. 3.05%, due 12/1/19	750,000	757,833
Phillips 66 Partners, L.P. 3.605%, due 2/15/25	450,000	442,199
Plains All American Pipeline, L.P. / PAA Finance Corp. 8.75%, due 5/1/19	200,000	228,622
Spectra Energy Partners, L.P. 2.95%, due 9/25/18	200,000	203,835
Texas Eastern Transmission, L.P. 2.80%, due 10/15/22 (b)	175,000	171,524
TransCanada Pipelines, Ltd. 1.625%, due 11/9/17	275,000	275,660

		2,460,280

Real Estate Investment Trusts 0.4%
Boston Properties, L.P. 3.70%, due 11/15/18	175,000	183,215
Brandywine Operating Partnership, L.P. 5.70%, due 5/1/17	500,000	516,446
DDR Corp. 4.75%, due 4/15/18	355,000	370,383
Host Hotels & Resorts, L.P. 6.00%, due 10/1/21	150,000	170,005
Liberty Property, L.P. 4.40%, due 2/15/24	125,000	134,671

		1,374,720

Retail 0.4%
Home Depot, Inc. (The) 3.00%, due 4/1/26	375,000	398,539
Walgreens Boots Alliance, Inc. 3.10%, due 6/1/23	1,000,000	1,018,515

		1,417,054

Semiconductors 0.1%
Lam Research Corp. 2.80%, due 6/15/21	275,000	281,530

Software 0.6%
Fiserv, Inc. 4.75%, due 6/15/21	200,000	222,025
♦Oracle Corp. 1.90%, due 9/15/21	2,000,000	2,007,346

		2,229,371

Telecommunications 0.8%
AT&T, Inc. 4.125%, due 2/17/26	750,000	805,675
4.45%, due 4/1/24	415,000	455,923

	Principal Amount	Value
Telecommunications (continued)
Orange S.A. 2.75%, due 2/6/19	$225,000	$231,863
Telefonica Emisiones SAU 3.192%, due 4/27/18	475,000	487,721
Verizon Communications, Inc. 5.15%, due 9/15/23	1,000,000	1,164,626

		3,145,808

Transportation 0.0%‡
Burlington Northern Santa Fe LLC 4.70%, due 10/1/19	125,000	138,216

Total Corporate Bonds (Cost $58,572,053)		60,331,801

Foreign Government Bonds 0.1%
Sovereign 0.1%
Poland Government International Bond 5.00%, due 3/23/22	50,000	56,235
Russian Federation 3.50%, due 1/16/19 (b)	400,000	413,074
Turkey Government International Bond 6.75%, due 4/3/18	100,000	107,550

Total Foreign Government Bonds (Cost $553,147)		576,859

Mortgage-Backed Securities 0.7%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.7%
Citigroup Commercial Mortgage Trust Series 2014-GC21, Class A5 3.855%, due 5/10/47	100,000	110,444
COMM Mortgage Trust Series 2013-THL, Class A2 1.498%, due 6/8/30 (a)(b)	300,000	299,812
Series 2013-LC13, Class A2 3.009%, due 8/10/46	300,000	309,499
GRACE Mortgage Trust Series 2014-GRCE, Class A 3.369%, due 6/10/28 (b)	200,000	213,512
JPMBB Commercial Mortgage Securities Trust Series 2013-C14, Class A2 3.019%, due 8/15/46	300,000	311,221
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2012-C6, Class A2 2.206%, due 5/15/45	75,514	75,828
Series 2006-CB15, Class A4 5.814%, due 6/12/43 (a)	8,109	8,098
LB-UBS Commercial Mortgage Trust Series 2006-C7, Class A3 5.347%, due 11/15/38	126,198	126,458

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-55

Portfolio of Investments June 30, 2016 (Unaudited) (continued)

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C13, Class A2 2.936%, due 11/15/46	$500,000	$515,555
Series 2013-C12, Class A4 4.259%, due 10/15/46	300,000	338,978
Morgan Stanley Capital I Trust Series 2007-T25, Class A3 5.514%, due 11/12/49 (a)	126,800	127,688
Wells Fargo Commercial Mortgage Trust Series 2016-C33, Class AS 3.749%, due 3/15/59	100,000	107,132

Total Mortgage-Backed Securities (Cost $2,531,600)		2,544,225

U.S. Government & Federal Agencies 17.3%
Federal Home Loan Bank 0.4%
0.875%, due 6/29/18	1,225,000	1,229,903
1.125%, due 6/21/19	400,000	403,711

		1,633,614

♦Federal Home Loan Mortgage Corporation 1.0%
1.00%, due 3/8/17	550,000	551,804
1.00%, due 9/27/17	75,000	75,323
1.125%, due 5/25/18	225,000	225,081
1.20%, due 8/24/18	325,000	325,077
1.25%, due 1/29/19	475,000	475,132
1.25%, due 10/2/19	350,000	354,156
1.30%, due 4/29/19	400,000	400,131
1.35%, due 2/26/19	475,000	475,328
2.375%, due 1/13/22	875,000	926,759

		3,808,791

♦Federal National Mortgage Association 1.0%
1.00%, due 12/28/17	100,000	100,018
1.00%, due 2/15/18	275,000	275,070
1.125%, due 4/27/17	250,000	251,107
1.25%, due 5/6/21	1,050,000	1,053,935
1.375%, due 2/26/21	650,000	656,734
1.75%, due 9/12/19	250,000	256,923
1.75%, due 11/26/19	725,000	745,393
2.125%, due 4/24/26	500,000	513,526

		3,852,706

♦United States Treasury Notes 14.9%
0.50%, due 4/30/17	500,000	499,976
0.625%, due 12/31/16	2,350,000	2,352,296
0.625%, due 6/30/18	10,000,000	10,004,690
0.75%, due 6/30/17	5,150,000	5,161,871

	Principal Amount	Value
United States Treasury Notes (continued)
0.75%, due 12/31/17	$300,000	$300,785
0.875%, due 4/30/17	1,750,000	1,755,317
0.875%, due 5/31/18	10,250,000	10,305,657
0.875%, due 4/15/19	5,950,000	5,978,358
0.875%, due 5/15/19	4,000,000	4,019,220
0.875%, due 6/15/19	8,950,000	8,994,401
1.125%, due 6/30/21	4,300,000	4,321,332
1.25%, due 6/30/23	1,025,000	1,030,285
1.625%, due 5/31/23	1,725,000	1,763,947
1.625%, due 5/15/26	925,000	936,310

		57,424,445

Total U.S. Government & Federal Agencies (Cost $66,461,550)		66,719,556

Total Long-Term Bonds (Cost $133,386,461)		135,411,862

	Shares
Common Stocks 57.4%
Advertising 0.0%‡
Clear Channel Outdoor Holdings, Inc. Class A	5,333	33,171

Aerospace & Defense 1.0%
General Dynamics Corp.	3,313	461,302
L-3 Communications Holdings, Inc.	9,740	1,428,761
Raytheon Co.	3,927	533,876
Spirit AeroSystems Holdings, Inc. Class A (c)	20,466	880,038
United Technologies Corp.	4,548	466,397

		3,770,374

Agriculture 0.4%
Archer-Daniels-Midland Co.	14,190	608,609
Philip Morris International, Inc.	5,241	533,114
Reynolds American, Inc.	9,063	488,768

		1,630,491

Airlines 0.2%
Delta Air Lines, Inc.	13,668	497,925
JetBlue Airways Corp. (c)	26,793	443,692

		941,617

Apparel 0.1%
Ralph Lauren Corp.	3,614	323,887

Auto Manufacturers 0.3%
Ford Motor Co.	45,021	565,914
General Motors Co.	15,655	443,036

M-56	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Auto Manufacturers (continued)
PACCAR, Inc.	4,423	$229,421

		1,238,371

Auto Parts & Equipment 0.4%
Allison Transmission Holdings, Inc.	5,118	144,481
Johnson Controls, Inc.	10,451	462,561
Lear Corp.	8,029	817,031

		1,424,073

Banks 3.2%
Bank of America Corp.	43,699	579,886
Bank of New York Mellon Corp. (The)	14,717	571,755
BB&T Corp.	14,686	522,968
Capital One Financial Corp.	7,190	456,637
Citigroup, Inc.	13,866	587,780
Citizens Financial Group, Inc.	32,202	643,396
Commerce Bancshares, Inc.	18,979	909,094
East West Bancorp, Inc.	9,827	335,887
♦Fifth Third Bancorp	79,059	1,390,648
First Republic Bank	2,156	150,898
♦Goldman Sachs Group, Inc. (The)	3,113	462,530
♦JPMorgan Chase & Co.	9,454	587,472
KeyCorp	27,020	298,571
M&T Bank Corp.	449	53,085
Morgan Stanley	17,632	458,079
Northern Trust Corp.	107	7,090
PNC Financial Services Group, Inc.	6,252	508,850
Regions Financial Corp.	64,532	549,167
State Street Corp.	8,992	484,849
SunTrust Banks, Inc.	44,554	1,830,278
U.S. Bancorp	11,166	450,325
Wells Fargo & Co.	9,781	462,935

		12,302,180

Beverages 0.5%
Coca-Cola Co. (The)	10,236	463,998
Molson Coors Brewing Co. Class B	7,746	783,353
PepsiCo., Inc.	5,078	537,963

		1,785,314

Building Materials 0.5%
Martin Marietta Materials, Inc.	163	31,296
Masco Corp.	2,940	90,963
Owens Corning	21,983	1,132,564
USG Corp. (c)	18,907	509,733

		1,764,556

Chemicals 1.3%
Air Products & Chemicals, Inc.	3,692	524,412
Cabot Corp.	20,200	922,332
Celanese Corp. Series A	2,311	151,255
Dow Chemical Co. (The)	11,172	555,360

	Shares	Value
Chemicals (continued)
Eastman Chemical Co.	7,402	$502,596
Huntsman Corp.	57,900	778,755
LyondellBasell Industries N.V. Class A	7,542	561,275
Monsanto Co.	4,908	507,536
Praxair, Inc.	4,130	464,171

		4,967,692

Coal 0.0%‡
CONSOL Energy, Inc.	5,737	92,308

Commercial Services 0.9%
ManpowerGroup, Inc.	13,949	897,479
Nielsen Holdings PLC	3,190	165,784
Quanta Services, Inc. (c)	41,424	957,723
R.R. Donnelley & Sons Co.	55,629	941,243
TransUnion (c)	3,363	112,459
United Rentals, Inc. (c)	3,523	236,393

		3,311,081

Computers 1.5%
Amdocs, Ltd.	14,259	823,030
Apple, Inc.	5,511	526,852
Computer Sciences Corp.	6,768	336,031
CSRA, Inc.	3,303	77,389
EMC Corp.	19,054	517,697
Hewlett Packard Enterprise Co.	23,379	427,134
HP, Inc.	44,649	560,345
International Business Machines Corp.	3,863	586,326
Leidos Holdings, Inc.	20,381	975,638
NCR Corp. (c)	16,309	452,901
Synopsys, Inc. (c)	3,204	173,272
Teradata Corp. (c)	8,067	202,240
Western Digital Corp.	2,460	116,260

		5,775,115

Cosmetics & Personal Care 0.3%
Colgate-Palmolive Co.	6,433	470,895
Procter & Gamble Co. (The)	6,337	536,554

		1,007,449

Distribution & Wholesale 0.3%
Ingram Micro, Inc. Class A	30,925	1,075,572

Electric 4.6%
AES Corp.	23,088	288,138
Ameren Corp.	25,714	1,377,756
American Electric Power Co., Inc.	7,916	554,832
Avangrid, Inc.	22,456	1,034,323
CMS Energy Corp.	13,348	612,139
Consolidated Edison, Inc.	17,795	1,431,430
Dominion Resources, Inc.	6,213	484,179
Duke Energy Corp.	6,445	552,917

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-57

Portfolio of Investments June 30, 2016 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Electric (continued)
Edison International	27,374	$2,126,139
Entergy Corp.	13,441	1,093,425
Eversource Energy	428	25,637
Exelon Corp.	17,122	622,556
FirstEnergy Corp.	5,039	175,912
Great Plains Energy, Inc.	7,208	219,123
MDU Resources Group, Inc.	46,505	1,116,120
NextEra Energy, Inc.	4,253	554,591
NRG Energy, Inc.	71,374	1,069,896
PG&E Corp.	8,439	539,421
Pinnacle West Capital Corp.	145	11,754
PPL Corp.	17,021	642,543
Public Service Enterprise Group, Inc.	28,282	1,318,224
SCANA Corp.	3,496	264,507
♦Southern Co. (The)	10,384	556,894
WEC Energy Group, Inc.	1,637	106,896
Westar Energy, Inc.	539	30,233
Xcel Energy, Inc.	19,187	859,194

		17,668,779

Electrical Components & Equipment 0.4%
Emerson Electric Co.	9,944	518,679
Energizer Holdings, Inc.	19,766	1,017,751

		1,536,430

Electronics 0.6%
Arrow Electronics, Inc. (c)	17,475	1,081,702
Corning, Inc.	29,218	598,385
Jabil Circuit, Inc.	35,032	647,041

		2,327,128

Engineering & Construction 0.1%
Fluor Corp.	9,233	455,002

Entertainment 0.5%
Dolby Laboratories, Inc. Class A	20,023	958,100
Gaming and Leisure Properties, Inc.	1,045	36,032
International Game Technology PLC	48,054	900,532
Regal Entertainment Group Class A	2,041	44,984

		1,939,648

Environmental Controls 0.6%
Clean Harbors, Inc. (c)	17,694	922,034
Republic Services, Inc.	11,758	603,303
Waste Management, Inc.	9,487	628,704

		2,154,041

Finance—Commercial 0.1%
CIT Group, Inc.	9,565	305,219

Finance—Consumer Loans 0.3%
SLM Corp. (c)	37,883	234,117
Synchrony Financial (c)	40,863	1,033,017

		1,267,134

	Shares	Value
Finance—Credit Card 0.3%
American Express Co.	8,485	$515,549
Discover Financial Services	11,170	598,600

		1,114,149

Finance—Investment Banker/Broker 0.6%
Charles Schwab Corp. (The)	16,278	411,996
E*TRADE Financial Corp. (c)	35,663	837,724
LPL Financial Holdings, Inc.	8,117	182,876
Raymond James Financial, Inc.	20,718	1,021,397

		2,453,993

Finance—Mortgage Loan/Banker 0.2%
CoreLogic, Inc. (c)	13,783	530,370
FNF Group	3,354	125,775

		656,145

Finance—Other Services 0.6%
CME Group, Inc.	4,941	481,253
Intercontinental Exchange, Inc.	2,136	546,731
Nasdaq, Inc.	18,607	1,203,315

		2,231,299

Food 1.9%
Campbell Soup Co.	6,026	400,910
Ingredion, Inc.	8,914	1,153,561
J.M. Smucker Co. (The)	7,349	1,120,061
Kraft Heinz Co. (The)	5,391	476,996
Mondelez International, Inc. Class A	10,386	472,667
Pilgrim’s Pride Corp.	36,584	932,160
Post Holdings, Inc. (c)	5,184	428,665
Sysco Corp.	17,860	906,216
Tyson Foods, Inc. Class A	23,781	1,588,333

		7,479,569

Forest Products & Paper 0.1%
Domtar Corp.	13,244	463,672

Gas 1.2%
Atmos Energy Corp.	2,491	202,568
CenterPoint Energy, Inc.	56,489	1,355,736
NiSource, Inc.	15,656	415,197
Sempra Energy	4,352	496,215
UGI Corp.	27,713	1,254,013
Vectren Corp.	20,429	1,075,996

		4,799,725

Hand & Machine Tools 0.6%
Kennametal, Inc.	4,192	92,685
Regal Beloit Corp.	15,641	861,037
Stanley Black & Decker, Inc.	12,055	1,340,757

		2,294,479

Health Care—Products 1.3%
Abbott Laboratories	12,244	481,312

M-58	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Health Care—Products (continued)
Alere, Inc. (c)	2,941	$122,581
Baxter International, Inc.	11,743	531,018
Boston Scientific Corp. (c)	20,247	473,172
Danaher Corp.	5,337	539,037
Hill-Rom Holdings, Inc.	1,059	53,427
Medtronic PLC	6,248	542,139
Teleflex, Inc.	4,393	778,923
Thermo Fisher Scientific, Inc.	3,549	524,400
VWR Corp. (c)	19,028	549,909
Zimmer Biomet Holdings, Inc.	2,469	297,218

		4,893,136

Health Care—Services 1.1%
Aetna, Inc.	4,914	600,147
Anthem, Inc.	4,527	594,576
Cigna Corp.	4,657	596,049
DaVita HealthCare Partners, Inc. (c)	230	17,784
HCA Holdings, Inc. (c)	7,557	581,965
Humana, Inc.	2,430	437,108
LifePoint Health, Inc. (c)	14,555	951,460
Universal Health Services, Inc. Class B	157	21,054
WellCare Health Plans, Inc. (c)	4,198	450,362

		4,250,505

Home Builders 0.3%
D.R. Horton, Inc.	35,704	1,123,962

Home Furnishing 0.2%
Whirlpool Corp.	4,178	696,222

Household Products & Wares 0.1%
Kimberly-Clark Corp.	3,972	546,071

Housewares 0.1%
Tupperware Brands Corp.	7,243	407,636

Insurance 4.5%
Aflac, Inc.	8,436	608,742
Alleghany Corp. (c)	928	510,010
Allstate Corp. (The)	7,912	553,444
American Financial Group, Inc.	6,834	505,238
American International Group, Inc.	11,064	585,175
American National Insurance Co.	5,940	672,111
AmTrust Financial Services, Inc.	25,535	625,608
Arch Capital Group, Ltd. (c)	603	43,416
Arthur J. Gallagher & Co.	6,296	299,690
Aspen Insurance Holdings, Ltd.	14,796	686,238
Assurant, Inc.	9,501	820,031
Assured Guaranty, Ltd.	27,821	705,819
Axis Capital Holdings, Ltd.	2,779	152,845

	Shares	Value
Insurance (continued)
Berkshire Hathaway, Inc. Class B (c)	3,682	$533,117
Chubb, Ltd.	3,681	481,144
Cincinnati Financial Corp.	1,514	113,383
Everest Re Group, Ltd.	6,514	1,189,912
First American Financial Corp.	6,869	276,271
Hanover Insurance Group, Inc. (The)	8,649	731,878
Hartford Financial Services Group, Inc. (The)	36,037	1,599,322
Lincoln National Corp.	777	30,124
Markel Corp. (c)	173	164,831
MetLife, Inc.	13,928	554,752
Principal Financial Group, Inc.	4,934	202,837
Progressive Corp. (The)	34,815	1,166,303
Prudential Financial, Inc.	8,073	575,928
Reinsurance Group of America, Inc.	5,052	489,993
Travelers Cos., Inc. (The)	5,279	628,412
Unum Group	7,720	245,419
Validus Holdings, Ltd.	21,117	1,026,075
Voya Financial, Inc.	16,162	400,171
W.R. Berkley Corp.	2,151	128,888
XL Group PLC	3,105	103,428

		17,410,555

Internet 0.4%
IAC/InterActiveCorp	8,232	463,462
Symantec Corp.	21,952	450,894
Yahoo!, Inc. (c)	12,352	463,941

		1,378,297

Investment Management/Advisory Services 0.3%
Ameriprise Financial, Inc.	167	15,005
BlackRock, Inc.	1,518	519,961
Franklin Resources, Inc.	15,633	521,673

		1,056,639

Iron & Steel 0.9%
Nucor Corp.	18,933	935,480
Reliance Steel & Aluminum Co.	11,401	876,737
Steel Dynamics, Inc.	36,260	888,370
United States Steel Corp.	47,511	801,035

		3,501,622

Leisure Time 0.2%
Brunswick Corp.	7,492	339,537
Carnival Corp.	12,233	540,699
Vista Outdoor, Inc. (c)	2,087	99,613

		979,849

Machinery—Construction & Mining 0.3%
Caterpillar, Inc.	6,910	523,847
Joy Global, Inc.	25,628	541,776

		1,065,623

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-59

Portfolio of Investments June 30, 2016 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Machinery—Diversified 0.2%
BWX Technologies, Inc.	10,856	$388,319
Cummins, Inc.	173	19,452
Deere & Co.	5,493	445,153

		852,924

Media 1.2%
Comcast Corp. Class A	9,516	620,348
DISH Network Corp. Class A (c)	9,956	521,694
Liberty Broadband Corp.
Class A (c)	6,857	407,306
Class C (c)	8,375	502,500
Liberty Media Group
Class A (c)	12,592	241,011
Class C (c)	12,943	245,529
Thomson Reuters Corp.	12,748	515,274
Time Warner, Inc.	6,433	473,083
Twenty-First Century Fox, Inc. Class A	16,040	433,882
Class B	18,488	503,798

		4,464,425

Metal Fabricate & Hardware 0.4%
Timken Co. (The)	28,701	879,973
Valmont Industries, Inc.	4,848	655,789

		1,535,762

Mining 0.6%
Freeport-McMoRan, Inc.	26,779	298,318
Newmont Mining Corp.	50,958	1,993,477

		2,291,795

Miscellaneous—Manufacturing 0.7%
Carlisle Cos., Inc.	10,395	1,098,544
Eaton Corp. PLC	8,546	510,453
General Electric Co.	17,090	537,993
Trinity Industries, Inc.	30,092	558,808

		2,705,798

Office Equipment/Supplies 0.2%
Xerox Corp.	70,318	667,318

Oil & Gas 4.4%
Anadarko Petroleum Corp.	8,322	443,146
Antero Resources Corp. (c)	11,191	290,742
Apache Corp.	10,509	585,036
Cabot Oil & Gas Corp.	286	7,362
Chevron Corp.	5,764	604,240
Cimarex Energy Co.	2,988	356,528
Concho Resources, Inc. (c)	5,104	608,754
ConocoPhillips	13,285	579,226
Continental Resources, Inc. (c)	709	32,096
Denbury Resources, Inc.	25,689	92,224

	Shares	Value
Oil & Gas (continued)
Devon Energy Corp.	14,152	$513,010
Diamondback Energy, Inc. (c)	1,658	151,226
Energen Corp.	6,871	331,251
Ensco PLC Class A	7,586	73,660
EOG Resources, Inc.	5,440	453,805
EP Energy Corp. Class A (c)	14,239	73,758
EQT Corp.	5,914	457,921
Exxon Mobil Corp.	5,774	541,255
Gulfport Energy Corp. (c)	1,376	43,014
Hess Corp.	11,279	677,868
Kosmos Energy, Ltd. (c)	35,121	191,409
Laredo Petroleum, Inc. (c)	19,219	201,415
Marathon Oil Corp.	30,682	460,537
Marathon Petroleum Corp.	7,052	267,694
Murphy Oil Corp.	13,158	417,766
Murphy USA, Inc. (c)	7,530	558,425
Newfield Exploration Co. (c)	12,144	536,522
Noble Corp. PLC	95,386	785,981
Noble Energy, Inc.	19,581	702,370
Occidental Petroleum Corp.	5,987	452,378
Parsley Energy, Inc. Class A (c)	470	12,718
Patterson-UTI Energy, Inc.	22,323	475,926
PBF Energy, Inc. Class A	15,470	367,877
Phillips 66	6,661	528,484
Pioneer Natural Resources Co.	6,305	953,379
QEP Resources, Inc.	18,601	327,936
Range Resources Corp.	4,519	194,950
Rice Energy, Inc. (c)	12,311	271,334
SM Energy Co.	8,310	224,370
Southwestern Energy Co. (c)	14,612	183,819
Tesoro Corp.	11,208	839,703
Transocean, Ltd.	28,090	333,990
Valero Energy Corp.	11,343	578,493
WPX Energy, Inc. (c)	27,748	258,334

		17,041,932

Oil & Gas Services 0.9%
Baker Hughes, Inc.	6,362	287,117
FMC Technologies, Inc. (c)	11,857	316,226
Halliburton Co.	10,353	468,887
National Oilwell Varco, Inc.	11,569	389,297
NOW, Inc. (c)	25,673	465,708
Oceaneering International, Inc.	3,385	101,076
Schlumberger, Ltd.	5,883	465,228
Superior Energy Services, Inc.	23,522	433,040
Targa Resources Corp.	16,035	675,715

		3,602,294

Packaging & Containers 0.1%
Graphic Packaging Holding Co.	6,937	86,990
WestRock Co.	11,903	462,670

		549,660

M-60	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Pharmaceuticals 1.3%
Allergan PLC (c)	1,995	$461,024
Cardinal Health, Inc.	7,740	603,797
Express Scripts Holding Co. (c)	7,962	603,520
Herbalife, Ltd. (c)	6,836	400,111
Johnson & Johnson	3,976	482,289
Mallinckrodt PLC (c)	4,964	301,712
Merck & Co., Inc.	9,397	541,361
Mylan N.V. (c)	13,261	573,406
Pfizer, Inc.	17,127	603,042
Quintiles Transnational Holdings, Inc. (c)	9,547	623,610

		5,193,872

Pipelines 0.4%
Columbia Pipeline Group, Inc.	19,560	498,584
Kinder Morgan, Inc.	24,586	460,250
Spectra Energy Corp.	13,336	488,498

		1,447,332

Real Estate 0.0%‡
RMR Group, Inc. (The) Class A	1	31

Real Estate Investment Trusts 6.4%
American Campus Communities, Inc.	3,090	163,368
Apartment Investment & Management Co. Class A	11,515	508,502
Apple Hospitality REIT, Inc.	41,621	782,891
AvalonBay Communities, Inc.	5,531	997,737
Boston Properties, Inc.	322	42,472
Brixmor Property Group, Inc.	8,858	234,383
Camden Property Trust	7,811	690,649
Communications Sales & Leasing, Inc. (c)	3,089	89,272
Crown Castle International Corp.	5,542	562,125
CyrusOne, Inc.	422	23,489
DDR Corp.	12,095	219,403
Digital Realty Trust, Inc.	10,042	1,094,478
Duke Realty Corp.	19,430	518,004
Empire State Realty Trust, Inc. Class A	46,569	884,345
Equity Commonwealth (c)	15,972	465,264
Equity Residential	6,999	482,091
General Growth Properties, Inc.	21,471	640,265
HCP, Inc.	18,478	653,752
Hospitality Properties Trust	11,244	323,827
Host Hotels & Resorts, Inc.	81,407	1,319,608
Iron Mountain, Inc.	14,735	586,895
Kimco Realty Corp.	13,463	422,469
Liberty Property Trust	15,331	608,947
Macerich Co. (The)	4,773	407,567
Mid-America Apartment Communities, Inc.	7,294	776,082
National Retail Properties, Inc.	9,978	516,062
OUTFRONT Media, Inc.	43,218	1,044,579

	Shares	Value
Real Estate Investment Trusts (continued)
Prologis, Inc.	34,502	$1,691,978
Realty Income Corp.	9,380	650,597
Regency Centers Corp.	1,851	154,984
Senior Housing Properties Trust	10,264	213,799
Simon Property Group, Inc.	2,216	480,650
Spirit Realty Capital, Inc.	69,851	891,997
Starwood Property Trust, Inc.	27,173	563,025
Taubman Centers, Inc.	1,242	92,156
Ventas, Inc.	13,669	995,377
VEREIT, Inc.	131,467	1,333,075
Vornado Realty Trust	2,862	286,543
Welltower, Inc.	3,035	231,176
Weyerhaeuser Co.	31,631	941,655
WP Carey, Inc.	12,949	898,920

		24,484,458

Retail 2.2%
Best Buy Co., Inc.	27,156	830,974
Burlington Stores, Inc. (c)	3,259	217,408
CVS Health Corp.	5,670	542,846
Darden Restaurants, Inc.	2,380	150,749
Foot Locker, Inc.	1,611	88,379
GameStop Corp. Class A	20,350	540,903
Gap, Inc. (The)	6,436	136,572
Genuine Parts Co.	4,650	470,813
Kohl’s Corp.	5,862	222,287
L Brands, Inc.	2,672	179,371
Macy’s, Inc.	2,950	99,150
MSC Industrial Direct Co., Inc. Class A	4,574	322,741
Nu Skin Enterprises, Inc. Class A	21,880	1,010,637
PVH Corp.	12,784	1,204,636
Signet Jewelers, Ltd.	169	13,927
Target Corp.	8,714	608,411
Urban Outfitters, Inc. (c)	6,601	181,528
Wal-Mart Stores, Inc.	8,328	608,111
Walgreens Boots Alliance, Inc.	6,353	529,014
World Fuel Services Corp.	9,567	454,337

		8,412,794

Semiconductors 1.9%
Analog Devices, Inc.	41	2,322
Applied Materials, Inc.	52,930	1,268,732
Cree, Inc. (c)	37,925	926,887
Intel Corp.	18,415	604,012
Lam Research Corp.	9,967	837,826
NVIDIA Corp.	13,137	617,571
ON Semiconductor Corp. (c)	97,244	857,692
Qorvo, Inc. (c)	10,961	605,705
QUALCOMM, Inc.	11,046	591,734
Teradyne, Inc.	50,214	988,714

		7,301,195

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-61

Portfolio of Investments June 30, 2016 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Shipbuilding 0.1%
Huntington Ingalls Industries, Inc.	2,927	$491,824

Software 0.9%
Activision Blizzard, Inc.	22,169	878,557
CA, Inc.	16,407	538,642
First Data Corp. Class A (c)	33,556	371,465
Nuance Communications, Inc. (c)	43,525	680,296
♦Oracle Corp.	14,883	609,161
VMware, Inc. Class A (c)	8,668	495,983

		3,574,104

Telecommunications 1.4%
AT&T, Inc.	12,870	556,113
CenturyLink, Inc.	41,916	1,215,983
Cisco Systems, Inc.	20,687	593,510
EchoStar Corp. Class A (c)	16,877	670,017
Frontier Communications Corp.	204,965	1,012,527
T-Mobile U.S., Inc. (c)	12,315	532,870
Telephone & Data Systems, Inc.	13,443	398,719
Verizon Communications, Inc.	9,770	545,557

		5,525,296

Toys, Games & Hobbies 0.2%
Mattel, Inc.	20,632	645,575

Transportation 0.4%
CSX Corp.	19,848	517,636
Norfolk Southern Corp.	7,001	595,995
Union Pacific Corp.	5,270	459,807

		1,573,438

Water 0.2%
American Water Works Co., Inc.	8,233	695,771

Total Common Stocks (Cost $191,744,589)		220,957,378

Exchange-Traded Funds 7.1% (d)
♦iShares Intermediate Credit Bond ETF	54,241	6,037,023
♦iShares Intermediate Government / Credit Bond ETF	156,855	17,779,514
iShares Russell 1000 Value ETF	1,753	181,015
S&P 500 Index—SPDR Trust Series 1	1,955	409,631
S&P Midcap 400 Index—Midcap SPDR Trust Series 1	6,842	1,863,624
Vanguard Mid-Cap Value ETF	11,380	1,013,731

Total Exchange-Traded Funds (Cost $26,517,142)		27,284,538

	Number of Rights	Value
Rights 0.0%‡
Food & Staples Retailing 0.0%‡
Safeway Casa Ley CVR, Expires 1/30/19 (c)(e)(f)	9,999	$10,148
Safeway PDC LLC CVR, Expires 1/30/17 (c)(e)(f)	9,999	488

Total Rights (Cost $10,636)		10,636

	Principal Amount
Short-Term Investments 2.6%
Repurchase Agreements 2.6%
Fixed Income Clearing Corp. 0.03%, dated 6/30/16 due 7/1/16 Proceeds at Maturity $150,590 (Collateralized by United States Treasury Note with a rate 1.125% and maturity date of 4/30/20, with a Principal Amount of $155,000 and a Market Value of $156,694)	$150,590	150,590
TD Securities (U.S.A.) LLC 0.38%, dated 6/30/16 due 7/1/16 Proceeds at Maturity $9,887,104 (Collateralized by a United States Treasury Note with a rate of 2.25% and a maturity date of 11/15/25, with a Principal Amount of $9,417,400 and a Market Value of $10,084,741)	9,887,000	9,887,000

Total Short-Term Investments (Cost $10,037,590)		10,037,590

Total Investments (Cost $361,696,418) (g)	102.2%	393,702,004
Other Assets, Less Liabilities	(2.2)	(8,584,445)
Net Assets	100.0%	$385,117,559

‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown was the rate in effect as of June 30, 2016.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Non-income producing security.

(d)	Exchange-Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

M-62	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(e)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of June 30, 2016, the total market value of these securities was $10,636, which represented less than one-tenth of a percent of the Portfolio’s net assets.

(f)	Illiquid security—As of June 30, 2016, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $10,636, which represented less than one-tenth of a percent of the Portfolio’s net assets.
(g)	As of June 30, 2016, cost was $364,077,293 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$36,095,169
Gross unrealized depreciation	(6,470,458)

Net unrealized appreciation	$29,624,711

As of June 30, 2016, the Portfolio held the following futures contracts1:

Type	Number of Contracts Long (Short)	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
2-Year United States Treasury Note	(9)	September 2016	$(1,973,953)	$(12,968)
5-Year United States Treasury Note	48	September 2016	5,863,875	101,473
10-Year United States Treasury Note	55	September 2016	7,314,141	199,168
10-Year United States Treasury Ultra Note	(2)	September 2016	(291,344)	(10,445)

			$10,912,719	$277,228

1.	As of June 30, 2016, cash in the amount of $111,150 was on deposit with a broker for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of June 30, 2016.

The following abbreviations are used in the preceding pages:

CVR—Contingent Value Right

ETF—Exchange Traded Fund

SPDR—Standard & Poor’s Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016, for valuing the Portfolio’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$5,239,421	$—	$5,239,421
Corporate Bonds	—	60,331,801	—	60,331,801
Foreign Government Bonds	—	576,859	—	576,859
Mortgage-Backed Securities	—	2,544,225	—	2,544,225
U.S. Government & Federal Agencies	—	66,719,556	—	66,719,556

Total Long-Term Bonds	—	135,411,862	—	135,411,862

Common Stocks	220,957,378	—	—	220,957,378
Exchange-Traded Funds	27,284,538	—	—	27,284,538
Rights (b)	—	—	10,636	10,636
Short-Term Investments
Repurchase Agreements	—	10,037,590	—	10,037,590

Total Investments in Securities	248,241,916	145,449,452	10,636	393,702,004

Other Financial Instruments
Futures Contracts Long (c)	300,641	—	—	300,641

Total Investments in Securities and Other Financial Instruments	$248,542,557	$145,449,452	$10,636	$394,002,645

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-63

Portfolio of Investments June 30, 2016 (Unaudited) (continued)

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Futures Contracts Short (c)	$(23,413)	$—	$—	$(23,413)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $10,636 are held in Food & Staples Retailing within the Rights section of the Portfolio of Investments.

(c)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2016, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2015	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of June 30, 2016	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at June 30, 2016 (a)
Rights
Food & Staples Retailing	$10,636	$—	$—	$—	$—	$—	$—	$—	$10,636	$—

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

M-64	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2016 (Unaudited)

Assets
Investment in securities, at value (identified cost $361,696,418)	$393,702,004
Cash	111,662
Cash collateral on deposit at broker	111,150
Receivables:
Investment securities sold	9,350,530
Dividends and interest	999,845
Fund shares sold	43,005
Other assets	1,549

Total assets	404,319,745

Liabilities
Payables:
Investment securities purchased	18,615,837
Manager (See Note 3)	216,896
Fund shares redeemed	208,813
NYLIFE Distributors (See Note 3)	75,399
Custodian	37,643
Shareholder communication	23,078
Professional fees	19,201
Variation margin on futures contracts	2,619
Trustees	722
Accrued expenses	1,978

Total liabilities	19,202,186

Net assets	$385,117,559

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$27,310
Additional paid-in capital	337,164,011

337,191,321
Undistributed net investment income	7,451,337
Accumulated net realized gain (loss) on investments and futures transactions	8,192,087
Net unrealized appreciation (depreciation) on investments and futures contracts	32,282,814

Net assets	$385,117,559

Initial Class
Net assets applicable to outstanding shares	$14,569,906

Shares of beneficial interest outstanding	1,023,524

Net asset value per share outstanding	$14.24

Service Class
Net assets applicable to outstanding shares	$370,547,653

Shares of beneficial interest outstanding	26,286,634

Net asset value per share outstanding	$14.10

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-65

Statement of Operations for the six months ended June 30, 2016 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$3,087,372
Interest	1,277,236

Total income	4,364,608

Expenses
Manager (See Note 3)	1,275,581
Distribution and service—Service Class (See Note 3)	438,147
Custodian	36,090
Professional fees	29,551
Shareholder communication	25,847
Trustees	4,607
Miscellaneous	7,561

Total expenses	1,817,384

Net investment income (loss)	2,547,224

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	(2,647,403)
Futures transactions	74,458

Net realized gain (loss) on investments and futures transactions	(2,572,945)

Net change in unrealized appreciation (depreciation) on:
Investments	16,911,111
Futures contracts	285,844

Net change in unrealized appreciation (depreciation) on investments and futures contracts	17,196,955

Net realized and unrealized gain (loss) on investments and futures transactions	14,624,010

Net increase (decrease) in net assets resulting from operations	$17,171,234

(a)	Dividends recorded net of foreign withholding taxes in the amount of $1,722.

M-66	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2016 (Unaudited) and the year ended December 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,547,224	$4,697,635
Net realized gain (loss) on investments and futures transactions	(2,572,945)	12,634,735
Net change in unrealized appreciation (depreciation) on investments and futures contracts	17,196,955	(28,439,523)

Net increase (decrease) in net assets resulting from operations	17,171,234	(11,107,153)

Dividends and distributions to shareholders:
From net investment income:
Initial Class	—	(157,060)
Service Class	—	(3,201,706)

	—	(3,358,766)

From net realized gain on investments:
Initial Class	—	(886,186)
Service Class	—	(22,427,065)

	—	(23,313,251)

Total dividends and distributions to shareholders	—	(26,672,017)

Capital share transactions:
Net proceeds from sale of shares	24,371,631	73,649,384
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	26,672,017
Cost of shares redeemed	(23,700,237)	(48,208,306)

Increase (decrease) in net assets derived from capital share transactions	671,394	52,113,095

Net increase (decrease) in net assets	17,842,628	14,333,925

Net Assets
Beginning of period	367,274,931	352,941,006

End of period	$385,117,559	$367,274,931

Undistributed net investment income at end of period	$7,451,337	$4,904,113

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-67

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,
	2016*		2015	2014	2013		2012		2011
Net asset value at beginning of period	$13.57		$15.04	$14.72	$12.22		$11.02		$10.91

Net investment income (loss) (a)	0.11		0.22	0.20	0.17		0.19		0.17
Net realized and unrealized gain (loss) on investments	0.56		(0.61)	1.35	2.48		1.17		0.12

Total from investment operations	0.67		(0.39)	1.55	2.65		1.36		0.29

Less dividends and distributions:
From net investment income	—		(0.16)	(0.14)	(0.15)		(0.16)		(0.18)
From net realized gain on investments	—		(0.92)	(1.09)	—		—		—

Total dividends and distributions	—		(1.08)	(1.23)	(0.15)		(0.16)		(0.18)

Net asset value at end of period	$14.24		$13.57	$15.04	$14.72		$12.22		$11.02

Total investment return	4.94	%(b)(c)	(2.59%)	10.88%	21.87%		12.32%		2.79%
Ratios (to average net assets)/ Supplemental Data:
Net investment income (loss)	1.64	%††	1.49%	1.33%	1.27%		1.62%		1.57%
Net expenses	0.76	%††	0.76%	0.76%	0.77%		0.78%		0.78%
Expenses (before waiver/reimbursement)	0.76	%††	0.76%	0.76%	0.78%		0.83%		0.83%
Portfolio turnover rate	160%		214%	171%	162	%(d)	202	%(d)	241	%(d)
Net assets at end of period (in 000’s)	$14,570		$14,037	$14,274	$13,017		$10,075		$9,492

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 159%, 195% and 238% the years ended December 31, 2013, 2012 and 2011, respectively. The Portfolio did not engage in mortgage dollar rolls for the six months ended June 30, 2016 and the years ended December 31, 2015 and 2014.

M-68	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Service Class
	Six months ended June 30,		Year ended December 31,
	2016*		2015	2014	2013		2012		2011
Net asset value at beginning of period	$13.45		$14.92	$14.63	$12.15		$10.97		$10.85

Net investment income (loss) (a)	0.09		0.18	0.16	0.14		0.16		0.15
Net realized and unrealized gain (loss) on investments	0.56		(0.60)	1.33	2.47		1.16		0.12

Total from investment operations	0.65		(0.42)	1.49	2.61		1.32		0.27

Less dividends and distributions:
From net investment income	—		(0.13)	(0.11)	(0.13)		(0.14)		(0.15)
From net realized gain on investments	—		(0.92)	(1.09)	—		—		—

Total dividends and distributions	—		(1.05)	(1.20)	(0.13)		(0.14)		(0.15)

Net asset value at end of period	$14.10		$13.45	$14.92	$14.63		$12.15		$10.97

Total investment return	4.83	%(b)(c)	(2.83%)	10.60%	21.57%		12.04%		2.53%
Ratios (to average net assets)/ Supplemental Data:
Net investment income (loss)	1.39	%††	1.24%	1.09%	1.02%		1.37%		1.32%
Net expenses	1.01	%††	1.01%	1.01%	1.02%		1.03%		1.03%
Expenses (before waiver/reimbursement)	1.01	%††	1.01%	1.01%	1.03%		1.08%		1.08%
Portfolio turnover rate	160%		214%	171%	162	%(d)	202	%(d)	241	%(d)
Net assets at end of period (in 000’s)	$370,548		$353,238	$338,667	$280,326		$191,296		$160,176

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 159%, 195% and 238% the years ended December 31, 2013, 2012 and 2011, respectively. The Portfolio did not engage in mortgage dollar rolls for the six months ended June 30, 2016 and the years ended December 31, 2015 and 2014.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-69

MainStay VP Bond Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2016

Class	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	5.91%	6.32%	3.83%	5.29%	0.52%
Service Class Shares	5.78	6.06	3.57	5.02	0.77

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Barclays U.S. Aggregate Bond Index[2]	5.31%	6.00%	3.76%	5.13%
Average Lipper Variable Products Core Bond Portfolio[3]	5.22	5.28	3.69	4.76

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
3.	The Average Lipper Variable Products Core Bond Portfolio is representative of portfolios that invest at least 85% in domestic investment-grade debt issues (rated in the top four grades) with any remaining investment in non-benchmark sectors such as high-yield, global and emerging market debt. These portfolios maintain dollar-weighted average maturities of five to ten years. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-70	MainStay VP Bond Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Bond Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2016 to June 30, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2016, to June 30, 2016. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

June 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/16	Ending Account Value (Based on Actual Returns and Expenses) 6/30/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/16	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,059.10	$2.71	$1,022.20	$2.66

Service Class Shares	$1,000.00	$1,057.80	$3.99	$1,021.00	$3.92

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.53% for Initial Class and 0.78% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-71

Portfolio Composition as of June 30, 2016 (Unaudited)

See Portfolio of Investments beginning on page M-75 for specific holdings within these categories.

Top Ten Issuers Held as of June 30, 2016 (excluding short-term investment) (Unaudited)

1.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 2.234%–7.50%, due 8/1/18–7/1/46

2.	United States Treasury Notes, 0.625%–1.625%, due 6/30/17–5/15/26

3.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 2.385%–7.00%, due 7/1/17–8/1/46

4.	Government National Mortgage Association (Mortgage Pass-Through Securities), 3.00%–7.00%, due 7/15/31–7/1/46

5.	United States Treasury Bonds, 2.50%–4.25%, due 5/15/39–2/15/46
6.	Federal National Mortgage Association, 1.00%–6.25%, due 12/28/17–5/15/29

7.	COMM Mortgage Trust, 1.498%–5.813%, due 6/8/30–12/10/49

8.	Morgan Stanley, 4.35%–5.625%, due 9/23/19–9/8/26

9.	Oracle Corp., 1.90%–4.00%, due 9/15/21–7/15/46

10.	Bank of America Corp., 2.625%–5.625%, due 7/1/20–1/21/44

M-72	MainStay VP Bond Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Donald F. Serek, CFA, Thomas J. Girard and George S. Cherpelis of NYL Investors LLC, the Portfolio’s Subadvisor.

How did MainStay VP Bond Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2016?

For the six months ended June 30, 2016, MainStay VP Bond Portfolio returned 5.91% for Initial Class shares and 5.78% for Service Class shares. Over the same period, both share classes outperformed the 5.31% return of the Barclays U.S. Aggregate Bond Index,1 which is the Portfolio’s broad-based securities-market index. Both Initial Class shares and Service Class shares outperformed the 5.22% return of the Average Lipper1 Variable Products Core Bond Portfolio for the six months ended June 30, 2016.

What factors affected the Portfolio’s relative performance during the reporting period?

During the reporting period, the Portfolio maintained overweight positions relative to the Barclays U.S. Aggregate Bond Index in corporate bonds, commercial mortgage-backed securities and asset-backed securities. Each of these overweight positions helped relative performance. The Portfolio was overweight mortgages at various stages during the first half of 2016, and closed the reporting period with a slightly overweight position.

What was the Portfolio’s duration strategy during the reporting period?

The Portfolio’s duration at the end of the reporting period was 5.38 years compared to a duration of 5.35 years for the Barclays U.S. Aggregate Bond Index. The duration of the Portfolio was managed within approximately 15 basis points of the benchmark’s duration throughout the reporting period. Aside from a tactically short duration trade, the Portfolio was long duration for the majority of the first quarter of 2016. Early in the second quarter, the Portfolio was tactically short duration. For the balance of the second quarter the Portfolio was long duration.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

Throughout the reporting period, the Portfolio maintained an overweight position in corporate bonds, commercial mortgage-backed securities and asset-backed securities. Our overweight position in corporate bonds varied throughout the reporting period. As spreads came under pressure in the first quarter, we added to the overweight position to take advantage of the dislocations. As the economic picture began to improve in the second quarter and spreads improved, we reduced the Portfolio’s overweight position in corporate bonds as we sought to position the Portfolio for a seasonally high new-issue calendar and potential liquidity issues that have typically been experienced during the summer months.

During the reporting period, which market segments made the strongest positive contributions to the Portfolio’s performance and which market segments were particularly weak?

The industrials sector had the largest positive impact on the Portfolio’s performance. Within industrials, the Portfolio’s overweight positions in energy and consumer cyclicals made the largest positive contributions to relative performance. In consumer cyclicals, the automotive subsector had the greatest positive impact on relative performance.

Utilities and sovereigns had an adverse impact on the Portfolio’s performance. Given the “risk-on” sentiment during the reporting period, some lower-quality sovereign paper outperformed. The Portfolio, however, had an underweight position in the sector, which detracted from performance.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, we added to sectors such as food and beverage, utilities, and banks. Much of this activity came on the back of an active new-issue calendar, which led to attractive prices—especially in the first quarter—as global growth concerns weighed on spreads.3

Spreads tightened during the second quarter, and we reduced the Portfolio’s holdings in U.K.-domiciled banks such as Lloyds and Santander UK as the Brexit vote approached in June. Spreads tightened prior to the vote, presenting an opportunity to exit the positions at attractive levels.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
3.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

M-73

How did the Portfolio’s weightings change during the reporting period?

Throughout the reporting period, we maintained the Portfolio’s overweight positions in corporate bonds, commercial mortgage-backed securities and asset-backed securities. As previously noted, the overweight position in corporate bonds varied throughout the reporting period. During the first quarter, we increased the Portfolio’s overweight position in corporate bonds as global growth fears pushed spreads wider, offering an attractive entry point. During the second quarter, we reduced the overweight position on the back of tighter spreads to prepare the Portfolio for the uncertainty of the Brexit vote and the lower liquidity and potentially wider spreads that we anticipated during the summer months.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2016, the Portfolio maintained overweight positions in corporate bonds, agency mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities. As of the same date, the Portfolio was underweight U.S. Treasury securities. Corporate bonds were the Portfolio’s most substantially overweight position (at 7.54% over the benchmark weighting). Asset-backed securities made up the next most substantial overweight (at 6.99% over the benchmark weighting). The Portfolio held an underweight position in U.S. Treasury securities (at 23.32% below the benchmark weighting).

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-74	MainStay VP Bond Portfolio

Portfolio of Investments June 30, 2016 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 101.1%† Asset-Backed Securities 7.4%
Automobile 0.2%
Chesapeake Funding LLC Series 2013-1A, Class A 0.915%, due 1/7/25 (a)(b)	$690,021	$689,603
Hertz Vehicle Financing LLC Series 2016-1A, Class A 2.32%, due 3/25/20 (b)	1,700,000	1,714,843

		2,404,446

Home Equity 0.3%
Chase Funding Trust Series 2002-2, Class 1A5 6.333%, due 4/25/32 (c)	235,412	239,103
CIT Group Home Equity Loan Trust Series 2003-1, Class A4 3.93%, due 3/20/32 (c)	127,360	127,996
Equity One Mortgage Pass-Through Trust Series 2003-4, Class AF6 5.333%, due 10/25/34 (c)	231,656	232,977
Morgan Stanley Mortgage Loan Trust Series 2006-17XS, Class A3A 5.651%, due 10/25/46 (c)	1,259,173	699,258
RAMP Trust Series 2003-RZ5, Class A7 5.47%, due 9/25/33 (c)	51,386	52,804
Saxon Asset Securities Trust Series 2003-1, Class AF5 5.231%, due 6/25/33 (c)	1,325,780	1,353,007

		2,705,145

Other ABS 6.9%
Apartment Investment & Management Co. CLO Series 2014-AA, Class A 2.164%, due 7/20/26 (a)(b)	2,100,000	2,084,460
Apidos CLO XIV Series 2013-14A, Class A 1.772%, due 4/15/25 (a)(b)	5,300,000	5,231,789
Ares XXVII CLO, Ltd. Series 2013-2A, Class A1 1.871%, due 7/28/25 (a)(b)	2,600,000	2,577,822
Babson CLO, Ltd. Series 2013-IA, Class A 1.724%, due 4/20/25 (a)(b)	5,400,000	5,328,828
Carlyle Global Market Strategies CLO, Ltd. Series 2014-2A, Class A 2.088%, due 5/15/25 (a)(b)	3,200,000	3,184,544

	Principal Amount	Value
Other ABS (continued)
Cedar Funding IV CLO, Ltd. Series 2014-4A, Class A1 2.119%, due 10/23/26 (a)(b)	$2,600,000	$2,575,690
Dryden XXXI Senior Loan Fund Series 2014-31A, Class A 1.971%, due 4/18/26 (a)(b)	4,300,000	4,269,427
Galaxy XVII CLO, Ltd. Series 2014-17A, Class A 2.102%, due 7/15/26 (a)(b)	4,200,000	4,167,744
Highbridge Loan Management, Ltd. Series 6A-2015, Class A 2.071%, due 5/5/27 (a)(b)	1,000,000	993,790
Hilton Grand Vacations Trust Series 2013-A, Class A 2.28%, due 1/25/26 (b)	1,568,237	1,570,358
Jamestown CLO III, Ltd. Series 2013-3A, Class A1A 2.072%, due 1/15/26 (a)(b)	4,600,000	4,571,526
JPMorgan Mortgage Acquisition Corp. Series 2007-CH2, Class AF3 4.593%, due 1/25/37 (c)	870,004	599,028
Magnetite VIII, Ltd. Series 2014-8A, Class A 2.102%, due 4/15/26 (a)(b)	4,000,000	3,997,840
Magnetite XII, Ltd. Series 2015-12A, Class A 2.122%, due 4/15/27 (a)(b)	500,000	496,770
MVW Owner Trust Series 2014-1A, Class A 2.25%, due 9/22/31 (b)	764,459	752,386
Neuberger Berman CLO XIX, Ltd. Series 2015-19A, Class A1 2.042%, due 7/15/27 (a)(b)	4,300,000	4,248,735
Octagon Loan Funding, Ltd. Series 2014-1A, Class A1 2.068%, due 11/18/26 (a)(b)	5,200,000	5,170,620
Race Point VIII CLO, Ltd. Series 2013-8A, Class A 1.868%, due 2/20/25 (a)(b)	4,000,000	3,964,960
Sheridan Square CLO, Ltd. Series 2013-1A, Class A2 1.792%, due 4/15/25 (a)(b)	4,100,000	4,051,907
Sierra Receivables Funding Co. LLC Series 2014-1A, Class A 2.07%, due 3/20/30 (b)	771,933	770,215
Volvo Financial Equipment LLC Series 2016-IA, Class A3 1.67%, due 2/18/20 (b)	900,000	901,385

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest issuers held, as of June 30, 2016, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-75

Portfolio of Investments June 30, 2016 (Unaudited) (continued)

	Principal Amount	Value
Asset-Backed Securities (continued)
Other ABS (continued)
Voya CLO, Ltd.
Series 2014-2A, Class A1 2.07%, due 7/17/26 (a)(b)	$1,400,000	$1,389,528
Series 2014-1A, Class A1 2.12%, due 4/18/26 (a)(b)	2,640,000	2,638,601

		65,537,953

Total Asset-Backed Securities (Cost $71,799,495)		70,647,544

Corporate Bonds 36.9%
Aerospace & Defense 0.2%
BAE Systems PLC 4.75%, due 10/11/21 (b)	2,000,000	2,232,976

Auto Manufacturers 1.2%
Daimler Finance North America LLC 1.50%, due 7/5/19 (b)	1,725,000	1,722,430
Ford Motor Credit Co. LLC
2.943%, due 1/8/19	2,750,000	2,830,157
3.336%, due 3/18/21	3,375,000	3,500,304
General Motors Financial Co., Inc.
3.20%, due 7/6/21	1,400,000	1,402,227
4.375%, due 9/25/21	1,500,000	1,582,873

		11,037,991

Banks 9.3%
♦Bank of America Corp.
2.625%, due 4/19/21	3,000,000	3,046,011
4.45%, due 3/3/26	2,950,000	3,085,511
5.00%, due 1/21/44	2,000,000	2,313,348
5.625%, due 7/1/20	925,000	1,040,662
Capital One N.A. 2.95%, due 7/23/21	3,300,000	3,391,126
Citigroup, Inc.
4.60%, due 3/9/26	3,850,000	4,081,697
5.30%, due 5/6/44	4,000,000	4,318,992
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. 4.375%, due 8/4/25	2,000,000	2,089,056
Credit Suisse Group Funding Guernsey, Ltd.
3.80%, due 9/15/22	3,700,000	3,715,991
4.55%, due 4/17/26 (b)	2,175,000	2,256,299
Discover Bank 3.10%, due 6/4/20	2,650,000	2,707,237
Fifth Third Bancorp 4.30%, due 1/16/24	3,875,000	4,127,127
Goldman Sachs Group, Inc. (The)
2.625%, due 4/25/21	1,500,000	1,521,192
4.25%, due 10/21/25	2,500,000	2,584,223

	Principal Amount	Value
Banks (continued)
Goldman Sachs Group, Inc. (The) (continued)
5.15%, due 5/22/45	$2,475,000	$2,582,071
6.15%, due 4/1/18	1,250,000	1,346,869
6.25%, due 2/1/41	550,000	711,757
HBOS PLC 6.75%, due 5/21/18 (b)	7,547,000	8,094,935
HSBC Bank USA N.A. 4.875%, due 8/24/20	1,500,000	1,629,597
HSBC USA, Inc. 1.52%, due 9/24/18 (a)	2,800,000	2,793,988
Huntington National Bank (The)
2.20%, due 11/6/18	2,275,000	2,302,851
2.875%, due 8/20/20	3,225,000	3,316,542
JPMorgan Chase & Co.
3.875%, due 9/10/24	2,000,000	2,070,674
5.40%, due 1/6/42	2,425,000	3,015,257
Korea Development Bank (The) 3.875%, due 5/4/17	1,300,000	1,329,505
Mizuho Financial Group, Inc. 2.632%, due 4/12/21 (b)	1,750,000	1,782,079
♦Morgan Stanley
4.35%, due 9/8/26	4,025,000	4,210,621
5.50%, due 1/26/20	800,000	889,770
5.625%, due 9/23/19	5,300,000	5,880,392
UBS Group Funding Jersey, Ltd. 4.125%, due 4/15/26 (b)	5,700,000	5,923,890

		88,159,270

Beverages 1.1%
Anheuser-Busch InBev Finance, Inc.
3.65%, due 2/1/26	2,500,000	2,678,115
4.90%, due 2/1/46	3,500,000	4,101,447
Molson Coors Brewing Co.
2.10%, due 7/15/21	1,650,000	1,655,016
4.20%, due 7/15/46	2,250,000	2,259,621

		10,694,199

Building Materials 1.5%
CRH America, Inc. 5.125%, due 5/18/45 (b)	3,200,000	3,400,205
Fortune Brands Home & Security, Inc. 4.00%, due 6/15/25	3,775,000	4,014,648
Masco Corp.
3.50%, due 4/1/21	3,825,000	3,902,647
4.375%, due 4/1/26	3,175,000	3,274,981

		14,592,481

Chemicals 1.3%
Airgas, Inc. 2.375%, due 2/15/20	2,000,000	2,041,142
Cabot Corp. 5.00%, due 10/1/16	2,100,000	2,118,461
NewMarket Corp. 4.10%, due 12/15/22	5,536,000	5,742,011

M-76	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Chemicals (continued)
NOVA Chemicals Corp. 5.00%, due 5/1/25 (b)	$2,140,000	$2,118,600

		12,020,214

Commercial Services 1.0%
Equifax, Inc. 7.00%, due 7/1/37	1,799,000	2,301,588
Experian Finance PLC 2.375%, due 6/15/17 (b)	6,769,000	6,800,848

		9,102,436

Computers 0.4%
Hewlett-Packard Enterprise Co. 3.60%, due 10/15/20 (b)	3,600,000	3,757,612

Diversified Financial Services 0.1%
GE Capital International Funding Co. 4.418%, due 11/15/35 (b)	918,000	1,029,616

Electric 4.2%
Appalachian Power Co. 6.375%, due 4/1/36	1,750,000	2,201,971
Arizona Public Service Co. 5.50%, due 9/1/35	1,275,000	1,586,495
Duke Energy Progress LLC 6.125%, due 9/15/33	500,000	653,868
Emera US Finance, L.P. 4.75%, due 6/15/46 (b)	2,350,000	2,385,069
Entergy Corp. 4.00%, due 7/15/22	3,700,000	3,970,414
Exelon Corp.
2.85%, due 6/15/20	1,825,000	1,882,612
5.10%, due 6/15/45	3,000,000	3,447,435
FirstEnergy Transmission LLC 4.35%, due 1/15/25 (b)	5,000,000	5,286,150
Great Plains Energy, Inc. 4.85%, due 6/1/21	385,000	423,039
Kansas City Power & Light Co. 7.15%, due 4/1/19	900,000	1,034,342
NiSource Finance Corp.
4.80%, due 2/15/44	1,325,000	1,519,632
5.65%, due 2/1/45	1,800,000	2,261,907
Ohio Edison Co. 6.875%, due 7/15/36	2,500,000	3,077,040
Southern Co. (The)
2.35%, due 7/1/21	4,650,000	4,742,321
4.40%, due 7/1/46	3,400,000	3,654,738
Union Electric Co. 6.70%, due 2/1/19	1,500,000	1,704,779

		39,831,812

	Principal Amount	Value
Electronics 0.4%
Amphenol Corp. 3.125%, due 9/15/21	$1,700,000	$1,757,311
Fortive Corp. 4.30%, due 6/15/46 (b)	1,600,000	1,700,155

		3,457,466

Finance—Credit Card 0.4%
Discover Financial Services
3.85%, due 11/21/22	3,302,000	3,353,495
5.20%, due 4/27/22	350,000	383,938

		3,737,433

Finance—Other Services 0.3%
Intercontinental Exchange, Inc. 2.75%, due 12/1/20	3,125,000	3,272,250

Food 0.6%
Ingredion, Inc.
1.80%, due 9/25/17	1,600,000	1,608,254
4.625%, due 11/1/20	2,150,000	2,358,701
Kroger Co. (The) 7.70%, due 6/1/29	1,000,000	1,402,876

		5,369,831

Health Care—Services 0.3%
Aetna, Inc. 4.375%, due 6/15/46	2,450,000	2,544,320

Insurance 2.1%
American International Group, Inc. 3.30%, due 3/1/21	3,400,000	3,512,557
Assurant, Inc. 2.50%, due 3/15/18	2,500,000	2,530,250
AXIS Specialty Finance PLC 5.15%, due 4/1/45	3,950,000	4,250,062
Farmers Exchange Capital III 5.454%, due 10/15/54 (a)(b)	3,000,000	2,895,000
Nationwide Financial Services, Inc. 5.375%, due 3/25/21 (b)	4,944,000	5,522,052
Voya Financial, Inc. 2.90%, due 2/15/18	1,029,000	1,048,258

		19,758,179

Iron & Steel 0.4%
Carpenter Technology Corp. 4.45%, due 3/1/23	1,825,000	1,760,842
Reliance Steel & Aluminum Co. 4.50%, due 4/15/23	2,300,000	2,351,371

		4,112,213

Machinery—Diversified 0.1%
Deere & Co. 5.375%, due 10/16/29	1,100,000	1,403,620

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-77

Portfolio of Investments June 30, 2016 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Media 0.5%
Charter Communications Operating LLC / Charter Communications Operating Capital Corp.
3.579%, due 7/23/20 (b)	$1,750,000	$1,829,527
4.908%, due 7/23/25 (b)	3,000,000	3,279,906

		5,109,433

Mining 0.6%
Rio Tinto Finance USA, Ltd. 3.75%, due 6/15/25	2,750,000	2,876,833
Yamana Gold, Inc. 4.95%, due 7/15/24	2,850,000	2,803,830

		5,680,663

Miscellaneous—Manufacturing 0.3%
Carlisle Cos., Inc. 6.125%, due 8/15/16	2,500,000	2,513,002
General Electric Co. 5.875%, due 1/14/38	287,000	388,159

		2,901,161

Oil & Gas 2.1%
Anadarko Petroleum Corp. 4.85%, due 3/15/21	2,975,000	3,155,327
Helmerich & Payne International Drilling Co. 4.65%, due 3/15/25	2,900,000	3,094,277
Marathon Petroleum Corp. 5.00%, due 9/15/54	2,700,000	2,261,693
Nabors Industries, Inc. 5.00%, due 9/15/20	4,250,000	3,998,931
Petroleos Mexicanos
3.50%, due 7/23/20	1,450,000	1,448,709
3.50%, due 1/30/23	1,575,000	1,483,020
5.75%, due 3/1/18	2,000,000	2,091,320
Valero Energy Corp.
4.90%, due 3/15/45	1,500,000	1,389,356
6.625%, due 6/15/37	550,000	603,445

		19,526,078

Oil & Gas Services 0.3%
Schlumberger Holdings Corp. 3.00%, due 12/21/20 (b)	3,000,000	3,128,868

Pharmaceuticals 0.8%
Actavis Funding SCS
3.00%, due 3/12/20	1,300,000	1,340,728
3.80%, due 3/15/25	3,025,000	3,151,530
Mylan N.V. 5.25%, due 6/15/46 (b)	3,200,000	3,333,414

		7,825,672

	Principal Amount	Value
Pipelines 2.5%
Energy Transfer Partners, L.P.
4.15%, due 10/1/20	$5,975,000	$6,064,332
6.50%, due 2/1/42	1,300,000	1,365,079
Enterprise Products Operating LLC 5.10%, due 2/15/45	3,600,000	3,939,890
Kinder Morgan Energy Partners, L.P. 6.375%, due 3/1/41	400,000	417,063
Kinder Morgan, Inc. 3.05%, due 12/1/19	4,500,000	4,546,998
Phillips 66 Partners, L.P. 3.605%, due 2/15/25	1,925,000	1,891,630
Spectra Energy Partners, L.P. 2.95%, due 9/25/18	2,750,000	2,802,737
Texas Eastern Transmission, L.P. 2.80%, due 10/15/22 (b)	2,350,000	2,303,322

		23,331,051

Real Estate 0.1%
WEA Finance LLC / Westfield UK & Europe Finance PLC 2.70%, due 9/17/19 (b)	1,450,000	1,478,994

Real Estate Investment Trusts 0.7%
DDR Corp.
4.625%, due 7/15/22	1,500,000	1,622,030
4.75%, due 4/15/18	2,000,000	2,086,664
Host Hotels & Resorts, L.P. 6.00%, due 10/1/21	1,700,000	1,926,724
Regency Centers, L.P. 4.80%, due 4/15/21	1,050,000	1,152,422

		6,787,840

Retail 0.7%
Walgreens Boots Alliance, Inc.
3.10%, due 6/1/23	5,000,000	5,092,575
4.65%, due 6/1/46	1,150,000	1,226,500

		6,319,075

Semiconductors 0.2%
Lam Research Corp. 2.80%, due 6/15/21	2,250,000	2,303,424

Software 1.2%
Fiserv, Inc. 4.75%, due 6/15/21	1,355,000	1,504,217
♦Oracle Corp.
1.90%, due 9/15/21	5,000,000	5,018,365
4.00%, due 7/15/46	5,000,000	5,041,015

		11,563,597

Sovereign 0.1%
Export-Import Bank of Korea 1.75%, due 2/27/18	600,000	602,525

M-78	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Telecommunications 1.7%
AT&T, Inc.
4.125%, due 2/17/26	$3,000,000	$3,222,702
4.45%, due 4/1/24	2,000,000	2,197,218
4.50%, due 5/15/35	2,500,000	2,557,482
Orange S.A. 5.375%, due 1/13/42	1,675,000	2,087,368
Telefonica Emisiones SAU 3.192%, due 4/27/18	5,000,000	5,133,900
Verizon Communications, Inc. 4.272%, due 1/15/36	866,000	886,275

		16,084,945

Transportation 0.2%
Norfolk Southern Corp. 5.64%, due 5/17/29	1,400,000	1,706,410

Total Corporate Bonds (Cost $335,708,327)		350,463,655

Foreign Government Bonds 0.2%
Sovereign 0.2%
Poland Government International Bond 5.00%, due 3/23/22	350,000	393,645
Turkey Government International Bond 6.75%, due 4/3/18	1,250,000	1,344,375

Total Foreign Government Bonds (Cost $1,661,848)		1,738,020

Mortgage-Backed Securities 7.9%
Agency (Collateralized Mortgage Obligations) 0.5%
FHLMC Multifamily Structured Pass-Through Certificates
Series K031, Class A2 3.30%, due 4/25/23 (a)	2,300,000	2,521,824
Series K039, Class A2 3.303%, due 7/25/24	2,400,000	2,639,090

		5,160,914

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 6.7%
Bear Stearns Commercial Mortgage Securities Trust
Series 2006-PW11, Class AM 5.429%, due 3/11/39 (a)(d)	22,517	22,079
Series 2006-T24, Class AM 5.568%, due 10/12/41 (a)	4,000,000	4,015,160
Series 2007-PW16, Class A4 5.911%, due 6/11/40 (a)(d)	1,277,448	1,304,911
Citigroup Commercial Mortgage Trust
Series 2014-GC21, Class A5 3.855%, due 5/10/47	1,100,000	1,214,883
Series 2006-C5, Class A4 5.431%, due 10/15/49	2,596,914	2,601,901

	Principal Amount	Value
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
♦COMM Mortgage Trust
Series 2013-THL, Class A2 1.498%, due 6/8/30 (a)(b)	$3,400,000	$3,397,871
Series 2013-LC13, Class A2 3.009%, due 8/10/46	2,600,000	2,682,323
Series 2015-LC19, Class A4 3.183%, due 2/10/48	1,400,000	1,480,607
Series 2014-CR17, Class A5 3.977%, due 5/10/47	1,900,000	2,111,996
Series 2007-C9, Class A4 5.813%, due 12/10/49 (a)(d)	2,155,029	2,221,797
GRACE Mortgage Trust Series 2014-GRCE, Class A 3.369%, due 6/10/28 (b)	1,700,000	1,814,855
GS Mortgage Securities Trust
Series 2014-GC22, Class A5 3.862%, due 6/10/47	2,600,000	2,872,232
Series 2015-GC32, Class AS 4.018%, due 7/10/48 (a)	3,000,000	3,277,079
JPMBB Commercial Mortgage Securities Trust
Series 2013-C14, Class A2 3.019%, due 8/15/46	2,600,000	2,697,247
Series 2014-C19, Class A4 3.997%, due 4/15/47	3,000,000	3,338,440
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2012-C6, Class A2 2.206%, due 5/15/45	1,812,332	1,819,869
Series 2006-CB17, Class A4 5.429%, due 12/12/43	3,131,029	3,152,774
Series 2006-CB15, Class A4 5.814%, due 6/12/43 (a)	91,897	91,775
LB-UBS Commercial Mortgage Trust
Series 2006-C7, Class A3 5.347%, due 11/15/38	1,451,277	1,454,270
Series 2007-C7, Class A3 5.866%, due 9/15/45 (a)	2,914,566	3,049,316
ML-CFC Commercial Mortgage Trust
Series 2006-4, Class A3 5.172%, due 12/12/49	1,404,553	1,411,806
Series 2007-6, Class A4 5.485%, due 3/12/51 (a)	4,350,000	4,420,377
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2015-C21, Class AS 3.652%, due 3/15/48	1,000,000	1,060,138
Series 2013-C13, Class A4 4.039%, due 11/15/46	2,900,000	3,240,903
Series 2013-C12, Class A4 4.259%, due 10/15/46	2,600,000	2,937,812

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-79

Portfolio of Investments June 30, 2016 (Unaudited) (continued)

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Morgan Stanley Capital I Trust
Series 2011-C2, Class A2 3.476%, due 6/15/44 (b)	$69,485	$69,712
Series 2006-HQ10, Class A4 5.328%, due 11/12/41	242,452	242,695
Series 2007-T25, Class A3 5.514%, due 11/12/49 (a)	1,458,204	1,468,409
Series 2007-IQ16, Class A4 5.809%, due 12/12/49	3,314,903	3,441,887
Wachovia Bank Commercial Mortgage Trust Series 2006-C29, Class A4 5.308%, due 11/15/48	331,972	333,395
Wells Fargo Commercial Mortgage Trust Series 2016-C33, Class AS 3.749%, due 3/15/59	500,000	535,660
WFRBS Commercial Mortgage Trust Series 2013-C11, Class A2 2.029%, due 3/15/45	200,000	200,675

		63,984,854

Whole Loan (Collateralized Mortgage Obligations) 0.7%
Banc of America Funding Corp. Series 2006-7, Class T2A3 5.695%, due 10/25/36 (a)	342,979	281,950
JPMorgan Mortgage Trust
Series 2014-2, Class 1A1 3.00%, due 6/25/29 (a)(b)	3,097,917	3,185,771
Series 2015-6, Class A5 3.50%, due 10/25/45 (a)(b)	2,268,636	2,317,171
TBW Mortgage-Backed Pass-Through Certificates Series 2006-6, Class A2B 5.66%, due 1/25/37 (c)	1,221,339	617,623

		6,402,515

Total Mortgage-Backed Securities (Cost $76,810,464)		75,548,283

Municipal Bonds 1.2%
California 0.2%
Sacramento Municipal Utility District 6.322%, due 5/15/36	1,650,000	2,205,308

Connecticut 0.2%
State of Connecticut Special Tax Revenue 5.74%, due 12/1/29	1,720,000	2,165,394

	Principal Amount	Value
Texas 0.7%
City of San Antonio, Texas, Water System Revenue 5.502%, due 5/15/29	$2,000,000	$2,529,840
Dallas Area Rapid Transit 5.022%, due 12/1/48	700,000	927,255
Texas Transportation Commission, State Highway Fund 5.178%, due 4/1/30	2,150,000	2,768,920

		6,226,015

Washington 0.1%
City of Seattle, Washington, Water System Revenue 5.62%, due 8/1/30	340,000	435,149

Total Municipal Bonds (Cost $10,031,309)		11,031,866

U.S. Government & Federal Agencies 47.5%
Federal Home Loan Bank 0.6%
0.875%, due 6/29/18	1,000,000	1,004,003
1.125%, due 6/21/19	5,000,000	5,046,385

		6,050,388

Federal Home Loan Mortgage Corporation 0.9%
1.00%, due 9/27/17	1,325,000	1,330,700
1.125%, due 5/25/18	1,700,000	1,700,614
1.20%, due 8/24/18	2,500,000	2,500,592
2.375%, due 1/13/22	725,000	767,886
6.25%, due 7/15/32	1,600,000	2,420,664

		8,720,456

♦Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 7.8%
2.385%, due 12/1/41 (a)	605,169	625,067
2.50%, due 6/1/28	4,050,607	4,199,292
2.50%, due 1/1/31	1,633,326	1,690,866
3.00%, due 9/1/30	4,260,221	4,472,320
3.00%, due 9/1/33	2,628,718	2,768,073
3.00%, due 8/1/43	4,813,928	4,998,633
3.00%, due 6/1/45	4,251,611	4,411,750
3.00%, due 3/1/46	1,876,084	1,946,747
3.00%, due 8/1/46 TBA (e)	700,000	724,345
3.50%, due 12/1/20	891,940	944,342
3.50%, due 9/1/25	62,266	65,985
3.50%, due 11/1/25	33,479	35,491
3.50%, due 3/1/26	213,952	226,718
3.50%, due 1/1/29	245,220	259,627
3.50%, due 3/1/29	29,137	30,848
3.50%, due 9/1/45	16,003,038	16,897,447
3.50%, due 10/1/45	941,387	994,320
3.50%, due 11/1/45	596,355	629,964
3.50%, due 4/1/46	397,047	419,601
4.00%, due 7/1/23	282,981	295,066

M-80	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
4.00%, due 8/1/25	$119,714	$127,510
4.00%, due 1/1/31	336,391	363,446
4.00%, due 11/1/41	164,604	176,988
4.00%, due 1/1/42	189,853	204,170
4.00%, due 4/1/42	4,128,399	4,439,743
4.00%, due 5/1/44	6,157,521	6,588,061
4.00%, due 7/1/45	445,441	477,031
4.50%, due 4/1/22	68,706	72,533
4.50%, due 4/1/23	17,637	18,844
4.50%, due 6/1/24	45,949	49,290
4.50%, due 7/1/24	103,099	109,676
4.50%, due 5/1/25	191,997	196,526
4.50%, due 4/1/31	307,012	337,264
4.50%, due 11/1/39	2,061,775	2,260,172
4.50%, due 8/1/40	197,282	216,691
4.50%, due 9/1/40	1,072,320	1,177,800
4.50%, due 11/1/40	496,962	545,742
4.50%, due 7/1/41	391,060	429,324
4.50%, due 1/1/44	700,365	763,931
5.00%, due 3/1/23	6,892	7,160
5.00%, due 6/1/23	98,979	106,462
5.00%, due 8/1/23	13,127	14,141
5.00%, due 7/1/24	85,048	91,590
5.00%, due 3/1/25	199,786	214,000
5.00%, due 6/1/30	249,604	275,472
5.00%, due 9/1/31	391,600	432,184
5.00%, due 8/1/35	92,694	103,112
5.00%, due 4/1/37	1,490,809	1,656,853
5.00%, due 8/1/37	285,194	315,966
5.00%, due 3/1/40	578,302	641,192
5.50%, due 12/1/18	36,381	37,534
5.50%, due 9/1/21	93,811	100,165
5.50%, due 9/1/22	82,161	88,063
5.50%, due 9/1/37	601,132	674,485
5.50%, due 8/1/38	269,143	302,666
5.50%, due 12/1/38	796,623	894,662
6.00%, due 7/1/21	308,694	329,429
6.00%, due 8/1/36	174,985	198,590
6.00%, due 9/1/37	268,159	306,441
6.00%, due 5/1/40	643,510	735,763
6.50%, due 7/1/17	9,371	9,394
6.50%, due 11/1/35	26,927	30,933
6.50%, due 8/1/37	30,684	35,250
6.50%, due 11/1/37	95,032	109,171
6.50%, due 9/1/39	203,455	233,726
7.00%, due 1/1/33	445,306	489,418
7.00%, due 9/1/33	115,239	133,849

		73,758,915

	Principal Amount	Value
♦Federal National Mortgage Association 2.3%
1.00%, due 12/28/17	$1,500,000	$1,500,272
1.00%, due 2/15/18	2,700,000	2,700,686
1.25%, due 5/6/21	8,000,000	8,029,984
1.375%, due 2/26/21	2,500,000	2,525,900
2.125%, due 4/24/26	2,800,000	2,875,748
6.25%, due 5/15/29	3,000,000	4,369,050

		22,001,640

♦Federal National Mortgage Association (Mortgage Pass-Through Securities) 14.9%
2.234%, due 6/1/42 (a)	712,149	741,858
2.50%, due 2/1/28	2,486,254	2,580,269
2.50%, due 5/1/28	2,725,178	2,827,919
2.50%, due 6/1/30	2,224,427	2,303,554
2.50%, due 1/1/31	278,272	288,171
2.50%, due 5/1/43	751,736	761,105
2.681%, due 1/1/42 (a)	1,172,322	1,234,979
3.00%, due 9/1/29	1,804,123	1,892,472
3.00%, due 3/1/30	979,389	1,027,316
3.00%, due 8/1/30	3,825,451	4,012,650
3.00%, due 10/1/30	96,443	101,162
3.00%, due 1/1/31	276,448	289,992
3.00%, due 3/1/35	604,179	635,265
3.00%, due 4/1/35	969,212	1,019,115
3.00%, due 9/1/43	2,002,199	2,082,108
3.00%, due 9/1/45	15,583,997	16,187,269
3.00%, due 3/1/46	499,189	518,513
3.00%, due 5/1/46	397,363	412,745
3.00%, due 7/1/46 TBA (e)	500,000	518,887
3.50%, due 10/1/20	914,662	969,869
3.50%, due 9/1/21	76,623	81,248
3.50%, due 11/1/28	682,107	723,277
3.50%, due 4/1/29	200,141	212,221
3.50%, due 8/1/29	761,160	808,576
3.50%, due 2/1/32	640,502	682,220
3.50%, due 4/1/32	871,602	928,350
3.50%, due 10/1/34	591,422	628,816
3.50%, due 11/1/40	363,320	384,066
3.50%, due 10/1/43	2,719,567	2,874,338
3.50%, due 8/1/45	27,849,024	29,402,692
3.50%, due 9/1/45	1,019,968	1,076,672
3.50%, due 10/1/45	10,959,596	11,570,162
3.50%, due 11/1/45	1,163,173	1,228,064
3.50%, due 12/1/45	1,280,801	1,352,400
3.50%, due 4/1/46	598,180	631,726
4.00%, due 8/1/18	206,847	214,210
4.00%, due 4/1/20	146,119	151,320
4.00%, due 10/1/20	103	106
4.00%, due 3/1/22	100,721	105,316
4.00%, due 12/1/25	876,099	935,200
4.00%, due 4/1/31	489,285	529,877
4.00%, due 12/1/39	165,955	177,915

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-81

Portfolio of Investments June 30, 2016 (Unaudited) (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
4.00%, due 7/1/40	$848,228	$910,000
4.00%, due 11/1/41	1,910,246	2,053,903
4.00%, due 3/1/42	958,174	1,029,227
4.00%, due 5/1/42	2,014,302	2,164,855
4.00%, due 11/1/44	12,685,365	13,595,556
4.00%, due 7/1/45	390,946	419,221
4.00%, due 11/1/45	499,246	535,439
4.50%, due 5/1/24	406,113	437,252
4.50%, due 7/1/26	702,894	758,940
4.50%, due 4/1/31	440,767	483,779
4.50%, due 11/1/35	315,912	346,209
4.50%, due 4/1/41	856,728	936,478
4.50%, due 5/1/41	1,248,444	1,368,624
4.50%, due 7/1/41	1,160,208	1,272,148
4.50%, due 9/1/41	605,017	661,815
4.50%, due 3/1/44	476,326	519,953
4.50%, due 8/1/44	2,905,433	3,175,926
4.50%, due 11/1/44	801,524	874,596
5.00%, due 9/1/23	335,607	372,368
5.00%, due 12/1/23	395,909	423,568
5.00%, due 9/1/25	1,994	2,213
5.00%, due 4/1/29	72,588	80,539
5.00%, due 4/1/31	362,724	402,662
5.00%, due 3/1/34	658,901	745,025
5.00%, due 4/1/34	385,976	437,710
5.00%, due 4/1/35	174,240	194,173
5.00%, due 2/1/36	300,438	334,413
5.00%, due 5/1/37	554	615
5.00%, due 6/1/37	347,774	385,931
5.00%, due 2/1/38	1,174,403	1,306,798
5.00%, due 5/1/38	485,471	538,648
5.00%, due 1/1/39	197,692	219,347
5.00%, due 6/1/39	400,000	443,815
5.00%, due 3/1/44	249,039	276,318
5.50%, due 1/1/21	2,883	3,070
5.50%, due 12/1/21	7,505	8,188
5.50%, due 1/1/22	45,271	48,391
5.50%, due 2/1/22	2,634	2,854
5.50%, due 2/1/26	884,988	999,345
5.50%, due 10/1/28	638,270	716,291
5.50%, due 4/1/34	185,778	210,684
5.50%, due 8/1/37	163,699	184,514
5.50%, due 3/1/38	447,005	503,076
5.50%, due 6/1/38	395,563	445,045
5.50%, due 1/1/39	835,966	941,647
5.50%, due 11/1/39	164,603	185,472
5.50%, due 6/1/40	121,481	136,744
5.50%, due 2/1/42	874,509	1,000,382
6.00%, due 3/1/36	63,981	73,244
6.00%, due 11/1/37	164,041	187,817

	Principal Amount	Value
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
6.00%, due 10/1/38	$675,208	$772,086
6.00%, due 12/1/38	562,088	641,858
6.00%, due 4/1/40	265,661	304,428
6.00%, due 10/1/40	380,682	435,010
6.50%, due 10/1/36	75,865	88,902
6.50%, due 1/1/37	245,050	295,642
6.50%, due 8/1/37	14,133	17,012
6.50%, due 10/1/37	88,724	102,102
7.00%, due 9/1/37	63,636	76,634
7.00%, due 10/1/37	1,353	1,540
7.00%, due 11/1/37	8,368	9,621
7.50%, due 7/1/28	26,715	30,224

		141,233,877

♦Government National Mortgage Association (Mortgage Pass-Through Securities) 7.7%
3.00%, due 7/15/43	592,422	620,615
3.00%, due 7/20/43	372,998	391,295
3.00%, due 8/15/43	942,672	985,613
3.00%, due 8/20/43	77,738	81,552
3.00%, due 12/20/43	157,606	165,337
3.00%, due 4/20/45	183,252	191,850
3.00%, due 7/20/45	11,565,655	12,108,318
3.00%, due 8/20/45	472,663	494,841
3.00%, due 11/20/45	287,120	300,591
3.00%, due 12/20/45	96,287	100,804
3.00%, due 7/1/46 TBA (e)	400,000	418,226
3.50%, due 8/20/43	2,760,252	2,941,342
3.50%, due 11/20/43	2,676,235	2,851,755
3.50%, due 2/15/45	739,271	784,966
3.50%, due 5/15/45	1,126,723	1,196,896
3.50%, due 7/20/45	462,654	491,606
3.50%, due 8/20/45	1,096,604	1,165,234
3.50%, due 12/20/45	17,020,548	18,090,045
3.50%, due 7/1/46 TBA (e)	500,000	530,683
4.00%, due 1/20/42	1,973,594	2,123,922
4.00%, due 2/20/42	779,508	838,626
4.00%, due 8/20/43	2,293,667	2,488,439
4.00%, due 10/20/43	825,812	882,284
4.00%, due 3/15/44	142,523	153,067
4.00%, due 6/20/44	795,965	851,290
4.00%, due 7/15/44	832,194	893,796
4.00%, due 8/20/44	2,579,768	2,758,951
4.00%, due 9/20/44	725,568	775,946
4.00%, due 12/20/44	501,139	535,884
4.00%, due 1/20/45	389,265	416,254
4.00%, due 4/20/45	513,826	549,478
4.00%, due 7/15/45	700,000	752,094
4.00%, due 8/15/45	434,024	466,201
4.50%, due 6/15/39	1,931,153	2,131,092
4.50%, due 6/15/40	435,358	479,636

M-82	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Government National Mortgage Association (Mortgage Pass-Through Securities) (continued)
4.50%, due 6/20/40	$876,250	$954,283
4.50%, due 9/15/40	552,425	615,208
4.50%, due 3/20/41	344,564	376,184
4.50%, due 4/20/41	269,999	294,045
4.50%, due 9/20/41	514,534	561,754
4.50%, due 12/20/41	89,074	97,249
4.50%, due 4/20/42	179,408	195,894
4.50%, due 8/20/43	549,715	589,620
4.50%, due 3/20/44	839,744	902,307
4.50%, due 12/20/44	318,514	342,274
4.50%, due 4/20/45	258,789	277,826
5.00%, due 9/15/39	434,371	491,005
5.00%, due 6/15/40	545,567	608,736
5.00%, due 7/15/40	464,647	521,452
5.00%, due 9/20/40	1,800,250	2,002,423
5.00%, due 10/20/41	145,685	162,237
5.00%, due 8/20/43	122,467	133,317
5.50%, due 1/20/35	7,678	8,645
5.50%, due 7/15/35	114,195	129,702
5.50%, due 8/15/35	81,819	93,702
5.50%, due 5/15/36	75,426	85,587
5.50%, due 6/15/38	44,318	49,938
5.50%, due 1/15/39	176,073	198,404
5.50%, due 3/20/39	552,752	607,173
5.50%, due 7/15/39	132,215	148,968
5.50%, due 12/15/39	45,195	50,921
5.50%, due 2/15/40	256,291	288,798
6.00%, due 11/15/37	45,096	51,636
6.00%, due 12/15/37	316,328	362,437
6.00%, due 9/15/38	264,420	302,426
6.00%, due 10/15/38	87,795	100,413
6.50%, due 3/15/36	110,029	126,066
6.50%, due 6/15/36	89,093	101,642
6.50%, due 9/15/36	34,099	39,393
6.50%, due 7/15/37	101,020	118,480
7.00%, due 7/15/31	38,837	41,838

		73,040,512

♦United States Treasury Bonds 3.3%
2.50%, due 2/15/46	19,300,000	20,096,878
4.25%, due 5/15/39	7,325,000	10,237,830
4.25%, due 11/15/40	400,000	560,094

		30,894,802

♦United States Treasury Notes 10.0%
0.625%, due 6/30/18	5,000,000	5,002,345
0.75%, due 6/30/17	19,000,000	19,043,795
0.875%, due 4/15/19	400,000	401,906
0.875%, due 6/15/19	46,000,000	46,228,206
1.00%, due 3/15/19	12,900,000	13,009,353

	Principal Amount	Value
United States Treasury Notes (continued)
1.125%, due 2/28/21	$5,300,000	$5,337,264
1.125%, due 6/30/21	1,000,000	1,004,961
1.25%, due 6/30/23	300,000	301,547
1.50%, due 3/31/23	400,000	405,766
1.625%, due 5/31/23	2,000,000	2,045,156
1.625%, due 2/15/26	200,000	202,250
1.625%, due 5/15/26	2,000,000	2,024,454

		95,007,003

Total U.S. Government & Federal Agencies (Cost $440,222,298)		450,707,593

Total Long-Term Bonds (Cost $936,233,741)		960,136,961

Short-Term Investment 2.1%
Repurchase Agreement 2.1%
TD Securities (U.S.A.) LLC 0.38%, dated 6/30/16 due 7/1/16 Proceeds at Maturity $19,737,208 (Collateralized by a United States Treasury Bond with a rate of 3.125% and maturity date of 2/15/43, with a Principal Amount of $16,842,900 and a Market Value of $20,131,810)	19,737,000	19,737,000

Total Short-Term Investment (Cost $19,737,000)		19,737,000

Total Investments, Before Investment Sold Short (Cost $955,970,741) (f)	103.2%	979,873,961

Investment Sold Short (2.0%)
Federal Agency Security Sold Short (2.0%)
Federal National Mortgage Association (Mortgage Pass-Through Securities) 3.50%, due 7/14/46 TBA (e)	$(18,000,000)	(18,992,812)

Total Investment Sold Short (Proceeds $18,888,750)	(2.0)%	(18,992,812)

Total Investments, Net of Investment Sold Short (Cost $937,081,991)	101.2	960,881,149
Other Assets, Less Liabilities	(1.2)	(11,213,208)
Net Assets	100.0%	$949,667,941

(a)	Floating rate—Rate shown was the rate in effect as of June 30, 2016.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-83

Portfolio of Investments June 30, 2016 (Unaudited) (continued)

(c)	Step coupon—Rate shown was the rate in effect as of June 30, 2016.

(d)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of June 30, 2016.

(e)	TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of June 30, 2016, the total net market value of these securities was $(16,800,671), which represented (1.8%) of the Portfolio’s net assets. All or a portion of these securities are a part of a mortgage dollar roll agreement.

(f)	As of June 30, 2016, cost was $956,117,836 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$29,921,096
Gross unrealized depreciation	(6,164,971)

Net unrealized appreciation	$23,756,125

As of June 30, 2016, the Portfolio held the following futures contracts1:

Type	Number of Contracts Long (Short)	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
2-Year United States Treasury Note	194	September 2016	$42,549,656	$277,909
5-Year United States Treasury Note	270	September 2016	32,984,297	580,965
10-Year United States Treasury Note	210	September 2016	27,926,719	688,960
10-Year United States Treasury Ultra Note	(37)	September 2016	(5,389,859)	(193,233)
United States Treasury Long Bond	55	September 2016	9,478,906	531,689
United States Treasury Ultra Long Bond	23	September 2016	4,286,625	257,943

			$111,836,344	$2,144,233

1.	As of June 30, 2016, cash in the amount of $911,648 was on deposit with a broker for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of June 30, 2016.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016, for valuing the Portfolio’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$70,647,544	$—	$70,647,544
Corporate Bonds	—	350,463,655	—	350,463,655
Foreign Government Bonds	—	1,738,020	—	1,738,020
Mortgage-Backed Securities	—	75,548,283	—	75,548,283
Municipal Bonds	—	11,031,866	—	11,031,866
U.S. Government & Federal Agencies	—	450,707,593	—	450,707,593

Total Long-Term Bonds	—	960,136,961	—	960,136,961

Short-Term Investment
Repurchase Agreement	—	19,737,000	—	19,737,000

Total Investments in Securities	—	979,873,961	—	979,873,961

Other Financial Instruments
Futures Contracts Long (b)	2,337,466	—	—	2,337,466

Total Investments in Securities and Other Financial Instruments	$2,337,466	$979,873,961	$—	$982,211,427

M-84	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investment in Security Sold Short (a)
Federal Agency Security Sold Short	$—	$(18,992,812)	$—	$(18,992,812)

Total Investment in Security Sold Short	—	(18,992,812)	—	(18,992,812)

Other Financial Instruments
Futures Contracts Short (b)	(193,233)	—	—	(193,233)

Total Investments in Security Sold Short and Other Financial Instruments	$(193,233)	$(18,992,812)	$—	$(19,186,045)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2016, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of June 30, 2016, the Portfolio did not hold any investments with significant unobservable inputs (Level 3).

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-85

Statement of Assets and Liabilities as of June 30, 2016 (Unaudited)

Assets
Investment in securities, at value (identified cost $955,970,741)	$979,873,961
Cash collateral on deposit at broker	911,648
Cash	1,498
Receivables:
Investment securities sold	73,850,764
Interest	5,331,195
Fund shares sold	217,196
Other assets	4,556

Total assets	1,060,190,818

Liabilities
Investments sold short (proceeds $18,888,750)	18,992,812
Payables:
Investment securities purchased	90,698,775
Manager (See Note 3)	379,945
Fund shares redeemed	180,486
NYLIFE Distributors (See Note 3)	73,051
Shareholder communication	66,055
Custodian	58,231
Professional fees	29,923
Interest on investment sold short	22,750
Variation margin on futures contracts	15,255
Trustees	1,990
Accrued expenses	3,604

Total liabilities	110,522,877

Net assets	$949,667,941

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$63,437
Additional paid-in capital	870,577,221

870,640,658
Undistributed net investment income	35,874,957
Accumulated net realized gain (loss) on investments, investments sold short and futures transactions	17,208,935
Net unrealized appreciation (depreciation) on investments and futures contracts	26,047,453
Net unrealized appreciation (depreciation) on investments sold short	(104,062)

Net assets	$949,667,941

Initial Class
Net assets applicable to outstanding shares	$589,973,458

Shares of beneficial interest outstanding	39,252,281

Net asset value per share outstanding	$15.03

Service Class
Net assets applicable to outstanding shares	$359,694,483

Shares of beneficial interest outstanding	24,184,743

Net asset value per share outstanding	$14.87

M-86	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2016 (Unaudited)

Investment Income (Loss)
Income
Interest	$14,115,194

Expenses
Manager (See Note 3)	2,362,936
Distribution and service—Service Class (See Note 3)	435,408
Shareholder communication	75,619
Professional fees	51,275
Custodian	48,879
Trustees	12,775
Miscellaneous	18,387

Total expenses	3,005,279

Net investment income (loss)	11,109,915

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	12,098,029
Futures transactions	1,732,833

Net realized gain (loss) on investments and futures transactions	13,830,862

Net change in unrealized appreciation (depreciation) on:
Investments	28,365,395
Investments sold short	(70,991)
Futures contracts	2,248,998

Net change in unrealized appreciation (depreciation) on investments, investments sold short and futures contracts	30,543,402

Net realized and unrealized gain (loss) on investments, investments sold short and futures transactions	44,374,264

Net increase (decrease) in net assets resulting from operations	$55,484,179

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-87

Statements of Changes in Net Assets

for the six months ended June 30, 2016 (Unaudited) and the year ended December 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$11,109,915	$23,028,261
Net realized gain (loss) on investments and futures transactions	13,830,862	6,986,900
Net change in unrealized appreciation (depreciation) on investments, investments sold short and futures contracts	30,543,402	(27,827,370)

Net increase (decrease) in net assets resulting from operations	55,484,179	2,187,791

Dividends and distributions to shareholders:
From net investment income:
Initial Class	—	(18,016,479)
Service Class	—	(7,547,535)

	—	(25,564,014)

From net realized gain on investments:
Initial Class	—	(278,327)
Service Class	—	(130,488)

	—	(408,815)

Total dividends and distributions to shareholders	—	(25,972,829)

Capital share transactions:
Net proceeds from sale of shares	45,504,145	248,251,764
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	25,972,829
Cost of shares redeemed	(198,113,819)	(295,422,107)

Increase (decrease) in net assets derived from capital share transactions	(152,609,674)	(21,197,514)

Net increase (decrease) in net assets	(97,125,495)	(44,982,552)

Net Assets
Beginning of period	1,046,793,436	1,091,775,988

End of period	$949,667,941	$1,046,793,436

Undistributed net investment income at end of period	$35,874,957	$24,765,042

M-88	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,
	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$14.19		$14.52	$14.00	$14.78	$14.97	$14.63

Net investment income (loss) (a)	0.17		0.31	0.33	0.26	0.28	0.40
Net realized and unrealized gain (loss) on investments	0.67		(0.27)	0.49	(0.54)	0.41	0.66

Total from investment operations	0.84		0.04	0.82	(0.28)	0.69	1.06

Less dividends and distributions:
From net investment income	—		(0.36)	(0.30)	(0.27)	(0.37)	(0.49)
From net realized gain on investments	—		(0.01)	—	(0.23)	(0.51)	(0.23)

Total dividends and distributions	—		(0.37)	(0.30)	(0.50)	(0.88)	(0.72)

Net asset value at end of period	$15.03		$14.19	$14.52	$14.00	$14.78	$14.97

Total investment return	5.92	%(b)(c)	0.22%	5.82%	(1.82%)	4.66%	7.24%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.38	%††	2.14%	2.29%	1.82%	1.84%	2.70%
Net expenses	0.53	%††	0.52%	0.53%	0.53%	0.53%	0.54%
Portfolio turnover rate (d)	141%		326%	262%	327%	311%	293%
Net assets at end of period (in 000’s)	$589,973		$707,265	$733,113	$676,544	$608,651	$530,001

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 127%, 191%, 116%, 170%, 222% and 231% for the six months ended June 30, 2016 and years ended December 31, 2015, 2014, 2013, 2012 and 2011, respectively.

	Service Class
	Six months ended June 30,		Year ended December 31,
	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$14.06		$14.39	$13.87	$14.64	$14.85	$14.53

Net investment income (loss) (a)	0.15		0.27	0.29	0.22	0.24	0.36
Net realized and unrealized gain (loss) on investments	0.66		(0.27)	0.48	(0.52)	0.40	0.65

Total from investment operations	0.81		(0.00)‡	0.77	(0.30)	0.64	1.01

Less dividends and distributions:
From net investment income	—		(0.32)	(0.25)	(0.24)	(0.34)	(0.46)
From net realized gain on investments	—		(0.01)	—	(0.23)	(0.51)	(0.23)

Total dividends and distributions	—		(0.33)	(0.25)	(0.47)	(0.85)	(0.69)

Net asset value at end of period	$14.87		$14.06	$14.39	$13.87	$14.64	$14.85

Total investment return	5.76	%(b)(c)	(0.03%)	5.56%	(2.07%)	4.40%	6.98%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.14	%††	1.89%	2.04%	1.55%	1.59%	2.43%
Net expenses	0.78	%††	0.77%	0.78%	0.78%	0.78%	0.79%
Portfolio turnover rate (d)	141%		326%	262%	327%	311%	293%
Net assets at end of period (in 000’s)	$359,694		$339,529	$358,663	$364,746	$442,860	$374,152

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 127%, 191%, 116%, 170%, 222% and 231% for the six months ended June 30, 2016 and years ended December 31, 2015, 2014, 2013, 2012 and 2011, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-89

MainStay VP Cash Management Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Average Annual Total Returns for the Period Ended June 30, 2016

Class	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	0.01%	0.01%	0.01%	0.95%	0.48%

7-Day Current Yield: 0.01%[3]

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Average Lipper Variable Products Money Market Portfolio[4]	0.02%	0.02%	0.00%	0.97%

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	As of June 30, 2016, MainStay VP Cash Management Portfolio had an effective 7-day yield of 0.01% and a 7-day current yield of 0.01%. These yields reflect certain expense limitations. Had these expense limitations not been in effect, the effective
7-day yield would have been 0.00% and the 7-day current yield would have been 0.00%. The current yield is more reflective of the Portfolio’s earnings than the total return.
4.	The Average Lipper Variable Products Money Market Portfolio is an equally weighted performance average adjusted for capital gains distributions and income dividends of all of the money market portfolios in the Lipper universe which may include portfolios that do not maintain a stable net asset value of $1.00 per share. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-90	MainStay VP Cash Management Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Cash Management Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2016 to June 30, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2016, to June 30, 2016. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

June 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/16	Ending Account Value (Based on Actual Returns and Expenses) 6/30/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/16	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,000.10	$2.19	$1,022.70	$2.21

1.	Expenses are equal to the Portfolio’s net annualized expense ratio of 0.44% multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-91

Portfolio Composition as of June 30, 2016 (Unaudited)

See Portfolio of Investments beginning on page M-94 for specific holdings within these categories.

M-92	MainStay VP Cash Management Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Thomas J. Girard and David E. Clement, CFA, of NYL Investors LLC, the Portfolio’s Subadvisor.

How did MainStay VP Cash Management Portfolio perform relative to its peers during the six months ended June 30, 2016?

As of June 30, 2016, Initial Class shares of MainStay VP Cash Management Portfolio provided a 7-day current yield of 0.01% and a 7-day effective yield of 0.01%. For the six months ended June 30, 2016, Initial Class shares of MainStay VP Cash Management Portfolio returned 0.01%. The Portfolio underperformed the 0.02% return of the Average Lipper1 Variable Products Money Market Portfolio for the six months ended June 30, 2016. Performance figures for the Portfolio reflect certain fee waivers and/or expense limitations without which total returns may have been different.

What was the Portfolio’s duration2 strategy during the reporting period?

During the reporting period, the Portfolio’s duration was shortened. As of June 30, 2016, the duration stood at 35 days. This compares to a duration of 43 days at the beginning of the reporting period. The shortened duration allowed for continued investment by the Portfolio in commercial paper, which had a yield advantage over U.S. Treasury bills throughout the reporting period.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

As mentioned, the Fund shortened duration in order to take advantage of commercial paper opportunities. U.S. Treasury bills rallied because of increased demand that stemmed from money market reform and from a U.S. economy that appeared to be weakening. The economic weakness made it difficult for the Federal Reserve to specify when it might be inclined to again raise the federal funds target rate. As U.S. Treasury bills rallied, the yield advantage of commercial paper widened, which benefited the Portfolio.

During the reporting period, which market segments were the strongest contributors to the Portfolio’s performance and which market segments were particularly weak?

The general “value” landscape of money-market segments didn’t change much during the reporting period. Floating-rate securities continued to offer significant value relative to U.S. Treasury securities, as did commercial paper. U.S. Treasury bills offered substantial liquidity; but on a yield basis, they were the weakest sector. Repurchase agreements had yields that were higher than those of the shortest U.S. Treasury securities but remained lower than many other sectors.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio was able to add to the floating-rate securities sector during the reporting period. For example, the Portfolio increased its exposure to Bank of America by investing in some Bank of America floating-rate bank notes due 8/11/16.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio increased its weighting in commercial paper and decreased its weighting in certificates of deposit.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of days or years and is considered a more accurate sensitivity gauge than average maturity.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

Effective August 26, 2016, the Portfolio’s name will change to “MainStay Government Money Market Portfolio.” Also, effective August 26, 2016, and October 14, 2016, certain changes to the Portfolio’s principal investment strategy and principal risks will occur. For more information please see the supplement to the Portfolio’s Prospectus and Summary Prospectus dated May 1, 2016.

M-93

Portfolio of Investments June 30, 2016 (Unaudited)

	Principal Amount	Amortized Cost
Short-Term Investments 100.1%†
Certificates of Deposit 4.8%
Bank of America, N.A. 0.647%, due 8/11/16	$10,000,000	$10,000,000
Toronto-Dominion Bank (The) 1.025%, due 5/19/17 (a)	5,000,000	5,000,000
Wells Fargo Bank N.A. 0.696%, due 8/5/16 (a)	15,000,000	15,000,000

		30,000,000

Financial Company Commercial Paper 20.4%
American Honda Finance Corp.
0.437%, due 7/19/16 (b)	9,000,000	8,998,200
0.463%, due 7/25/16 (b)	8,000,000	7,997,760
Caterpillar Financial Services Corp.
0.43%, due 7/18/16 (b)	5,800,000	5,798,631
0.504%, due 8/8/16 (b)	7,000,000	6,996,675
CPPIB Capital, Inc. 0.407%, due 8/4/16 (b)(c)	5,940,000	5,937,756
John Deere Capital Corp. 0.463%, due 7/25/16 (b)(c)	8,446,000	8,443,748
JPMorgan Securities LLC 0.722%, due 7/15/16 (b)	6,700,000	6,700,000
Massachusetts Mutual Life Insurance Co.
0.353%, due 7/12/16 (b)(c)	5,000,000	4,999,389
0.355%, due 7/13/16 (b)(c)	5,000,000	4,999,333
National Rural Utilities Cooperative Finance Corp.
0.355%, due 7/1/16 (b)	14,000,000	14,000,000
0.382%, due 7/12/16 (b)	5,000,000	4,999,389
0.395%, due 7/18/16 (b)	6,500,000	6,498,772
Nationwide Life Insurance Co.
0.38%, due 7/11/16 (b)(c)	8,000,000	7,998,778
0.398%, due 7/20/16 (b)(c)	7,700,000	7,697,968
Novartis Securities Investment, Ltd.
0.437%, due 7/26/16 (b)(c)	6,500,000	6,498,059
0.44%, due 7/27/16 (b)(c)	6,500,000	6,497,981
PACCAR Financial Corp. 0.406%, due 7/26/16 (b)	11,500,000	11,496,646

		126,559,085

Government Agency Debt 4.5%
Federal Agricultural Mortgage Corp. 0.488%, due 5/18/17 (a)	15,000,000	15,000,000
Federal Farm Credit Bank 0.42%, due 4/27/17 (a)	3,000,000	2,997,755
Federal Home Loan Bank 0.25%, due 8/30/16	10,000,000	9,995,167

		27,992,922

	Principal Amount	Amortized Cost
Other Commercial Paper 43.5%
Air Products & Chemicals, Inc.
0.365%, due 7/5/16 (b)(c)	$7,500,000	$7,499,625
0.373%, due 7/8/16 (b)(c)	7,000,000	6,999,455
Archer-Daniels-Midland Co. 0.395%, due 7/18/16 (b)(c)	6,000,000	5,998,782
Atmos Energy Corp.
0.406%, due 7/26/16 (b)(c)	11,000,000	10,995,417
0.415%, due 8/3/16 (b)(c)	10,000,000	9,994,133
Brown-Forman Corp.
0.605%, due 7/1/16 (b)(c)	10,000,000	10,000,000
0.615%, due 7/5/16 (b)(c)	7,500,000	7,499,550
Chevron Corp. 0.373%, due 8/8/16 (b)(c)	9,500,000	9,495,989
Coca-Cola Co. (The) 0.453%, due 8/9/16 (b)(c)	10,000,000	9,994,042
Dover Corp. 0.385%, due 7/13/16 (b)(c)	6,900,000	6,898,781
Emerson Electric Co.
0.32%, due 7/5/16 (b)(c)	6,040,000	6,039,745
0.325%, due 7/6/16 (b)(c)	6,000,000	5,999,700
0.37%, due 7/15/16 (b)(c)	7,000,000	6,998,911
Exxon Mobil Corp.
0.367%, due 7/19/16 (b)	6,875,000	6,873,659
0.384%, due 8/2/16 (b)	5,000,000	4,998,133
Henkel of America, Inc. 0.382%, due 7/12/16 (b)(c)	5,000,000	4,999,083
Hershey Co. (The)
0.325%, due 7/6/16 (b)(c)	6,000,000	5,999,667
0.36%, due 7/13/16 (b)(c)	5,000,000	4,999,333
Honeywell International, Inc. 0.45%, due 7/21/16 (b)(c)	5,000,000	4,998,806
Microsoft Corp. 0.372%, due 8/17/16 (b)(c)	15,000,000	14,991,873
Parker-Hannifin Corp.
0.368%, due 7/6/16 (b)(c)	3,000,000	2,999,792
0.373%, due 7/8/16 (b)(c)	10,000,000	9,998,931
PepsiCo, Inc.
0.404%, due 7/22/16 (b)(c)	11,000,000	10,997,754
0.469%, due 8/16/16 (b)(c)	10,000,000	9,994,633
Province of Ontario 0.377%, due 7/27/16 (b)	13,100,000	13,096,405
Province of Quebec
0.337%, due 7/6/16 (b)(c)	6,800,000	6,799,589
0.368%, due 7/20/16 (b)(c)	6,217,000	6,215,753
QUALCOMM, Inc. 0.396%, due 8/11/16 (b)(c)	8,000,000	7,996,264
Southern California Edison Co.
0.605%, due 7/1/16 (b)(c)	6,500,000	6,500,000
0.615%, due 7/5/16 (b)(c)	9,750,000	9,749,426
0.63%, due 7/11/16 (b)(c)	2,500,000	2,499,611

†	Percentages indicated are based on Portfolio net assets.

M-94	MainStay VP Cash Management Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Amortized Cost
Short-Term Investments (continued)
Other Commercial Paper (continued)
UnitedHealth Group, Inc. 0.635%, due 7/13/16 (b)(c)	$9,750,000	$9,747,887
W.W. Grainger, Inc. 0.368%, due 7/20/16 (b)	2,500,000	2,499,446
WGL Holdings, Inc.
0.635%, due 7/13/16 (b)(c)	5,000,000	4,998,967
0.645%, due 7/18/16 (b)(c)	5,900,000	5,898,245
Wisconsin Electric Power Co. 0.618%, due 7/6/16 (b)	7,326,000	7,325,542

		269,592,929

Treasury Debt 10.7%
United States Treasury Notes
0.375%, due 10/31/16	6,100,000	6,100,000
0.50%, due 7/31/16	5,895,000	5,895,835
0.50%, due 8/31/16	5,900,000	5,900,947
0.50%, due 9/30/16	6,100,000	6,101,212
0.50%, due 11/30/16	6,100,000	6,099,631
0.50%, due 1/31/17	6,000,000	5,990,901
0.50%, due 3/31/17	6,000,000	5,989,397
0.625%, due 12/31/16	6,200,000	6,196,625
0.625%, due 5/31/17	6,000,000	6,001,199
0.875%, due 2/28/17	6,000,000	6,010,846
0.875%, due 4/30/17	6,000,000	6,012,438

		66,299,031

Treasury Repurchase Agreements 16.2%
Bank of America N.A. 0.42%, dated 6/30/16 due 7/1/16 Proceeds at Maturity $30,000,350 (Collateralized by a United States Treasury Note with a rate of 0.125% and a maturity date of 4/15/17, with a Principal Amount of $28,867,700 and a Market Value of $30,600,016)	30,000,000	30,000,000
Bank of Montreal 0.36%, dated 6/30/16 due 7/1/16 Proceeds at Maturity $30,000,300 (Collateralized by United States Treasury securities with rates between 0.625% and 3.125% and maturity dates between 4/30/17 and 2/15/45, with a Principal Amount of $29,686,200 and a Market Value of $30,600,054)	30,000,000	30,000,000

	Principal Amount	Amortized Cost
Treasury Repurchase Agreements (continued)
TD Securities (U.S.A.) LLC 0.38%, dated 6/30/16 due 7/1/16 Proceeds at Maturity $40,312,426 (Collateralized by United States Treasury securities with rates between 0.625% and 2.25% and maturity dates between 8/31/17 and 11/15/25, with a Principal Amount of $40,763,400 and a Market Value of $41,118,337)	$40,312,000	$40,312,000

		100,312,000

Total Short-Term Investments (Amortized Cost $620,755,967) (d)	100.1%	620,755,967
Other Assets, Less Liabilities	(0.1)	(761,417)
Net Assets	100.0%	$619,994,550

(a)	Floating rate—Rate shown was the rate in effect as of June 30, 2016.

(b)	Interest rate shown represents yield to maturity.

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(d)	The amortized cost also represents the aggregate cost for federal income tax purposes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-95

Portfolio of Investments June 30, 2016 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Short-Term Investments
Certificates of Deposit	$—	$30,000,000	$—	$30,000,000
Financial Company Commercial Paper	—	126,559,085	—	126,559,085
Government Agency Debt	—	27,992,922	—	27,992,922
Other Commercial Paper	—	269,592,929	—	269,592,929
Treasury Debt	—	66,299,031	—	66,299,031
Treasury Repurchase Agreements	—	100,312,000	—	100,312,000

Total Investments in Securities	$—	$620,755,967	$—	$620,755,967

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2016, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of June 30, 2016, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-96	MainStay VP Cash Management Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of MainStay VP Cash Management Portfolio investments by industry.

Industry Diversification (Unaudited)

	Amortized Cost	Percent†
Agriculture	$5,998,782	1.0%
Auto Manufacturers	28,492,606	4.6
Banks	30,000,000	4.8
Beverages	48,485,979	7.8
Chemicals	14,499,080	2.3
Distribution & Wholesale	2,499,446	0.4
Diversified Financial Services	32,198,161	5.2
Electric	26,074,579	4.2
Electrical Components & Equipment	19,038,356	3.1
Electronics	4,998,806	0.8
Finance—Investment Banker/Broker	5,937,756	1.0
Food	10,999,000	1.8
Gas	31,886,762	5.1
Health Care—Services	9,747,887	1.6
Household Products & Wares	4,999,083	0.8
Insurance	25,695,468	4.1
Machinery—Construction & Mining	12,795,306	2.1
Machinery—Diversified	8,443,748	1.4
Miscellaneous—Manufacturing	19,897,504	3.2
Oil & Gas	21,367,781	3.4
Pharmaceuticals	12,996,040	2.1
Regional (State & Province)	26,111,747	4.2
Repurchase Agreements	100,312,000	16.2
Semiconductors	7,996,264	1.3
Software	14,991,873	2.4
Sovereign	94,291,953	15.2

	620,755,967	100.1
Other Assets, Less Liabilities	(761,417)	(0.1)

Net Assets	$619,994,550	100.0%

†	Percentages indicated are based on Portfolio net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-97

Statement of Assets and Liabilities as of June 30, 2016 (Unaudited)

Assets
Investment in securities, at value (amortized cost $520,443,967)	$520,443,967
Repurchase agreements, at value ($100,312,000)	100,312,000
Cash	729
Receivables:
Fund shares sold	814,591
Interest	109,991
Other assets	2,696

Total assets	621,683,974

Liabilities
Payables:
Fund shares redeemed	1,419,665
Manager (See Note 3)	217,615
Shareholder communication	41,567
Professional fees	4,318
Custodian	3,944
Trustees	1,259
Accrued expenses	1,019
Dividend payable	37

Total liabilities	1,689,424

Net assets	$619,994,550

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$619,946
Additional paid-in capital	619,374,562

619,994,508
Undistributed net investment income	164
Accumulated net realized gain (loss) on investments	(122)

Net assets applicable to outstanding shares	$619,994,550

Shares of beneficial interest outstanding	619,946,377

Net asset value per share outstanding	$1.00

M-98	MainStay VP Cash Management Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2016 (Unaudited)

Investment Income (Loss)
Income
Interest	$1,424,593

Expenses
Manager (See Note 3)	1,386,447
Shareholder communication	48,371
Professional fees	33,436
Custodian	10,564
Trustees	8,332
Miscellaneous	8,096

Total expenses before waiver/reimbursement	1,495,246
Expense waiver/reimbursement from Manager (See Note 3)	(102,293)

Net expenses	1,392,953

Net investment income (loss)	31,640

Net increase (decrease) in net assets resulting from operations	$31,640

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-99

Statements of Changes in Net Assets

for the six months ended June 30, 2016 (Unaudited) and the year ended December 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$31,640	$57,785
Net realized gain (loss) on investments	—	180

Net increase (decrease) in net assets resulting from operations	31,640	57,965

Dividends to shareholders:
From net investment income	(31,640)	(57,785)

Capital share transactions:
Net proceeds from sale of shares	188,145,721	440,665,200
Net asset value of shares issued to shareholders in reinvestment of dividends	31,640	57,785
Cost of shares redeemed	(188,469,304)	(398,946,023)

Increase (decrease) in net assets derived from capital share transactions	(291,943)	41,776,962

Net increase (decrease) in net assets	(291,943)	41,777,142

Net Assets
Beginning of period	620,286,493	578,509,351

End of period	$619,994,550	$620,286,493

Undistributed net investment income at end of period	$164	$164

M-100	MainStay VP Cash Management Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,
	2016*		2015		2014		2013		2012		2011

Net asset value at beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income (loss)	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡
Net realized and unrealized gain (loss) on investments	—		0.00	‡	(0.00	)‡	0.00	‡	0.00	‡	0.00	‡

Total from investment operations	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡

Less dividends:
From net investment income	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡

Net asset value at end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total investment return	0.01	%(a)	0.01%		0.01%		0.02%		0.01%		0.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.01	%††	0.01%		0.01%		0.01%		0.01%		0.01%
Net expenses	0.44	%††	0.15%		0.11%		0.14%		0.18%		0.15%
Expenses (before waiver/reimbursement)	0.47	%††	0.48%		0.47%		0.47%		0.47%		0.47%
Net assets at end of period (in 000’s)	$619,995		$620,286		$578,509		$784,842		$728,706		$889,255

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-101

MainStay VP Common Stock Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2016

Class	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	2.13%	1.84%	12.34%	7.06%	0.58%
Service Class Shares	2.00	1.59	12.06	6.79	0.83

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
S&P 500® Index[2]	3.84%	3.99%	12.10%	7.42%
Russell 1000® Index[2]	3.74	2.93	11.88	7.51
Average Lipper Variable Products Multi-Cap Core Portfolio[3]	2.35	–1.88	8.92	6.27

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
3.	The Average Lipper Variable Products Multi-Cap Core Portfolio is representative of portfolios that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap core portfolios typically have average characteristics compared to the S&P SuperComposite 1500 Index. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-102	MainStay VP Common Stock Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Common Stock Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2016 to June 30, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2016, to June 30, 2016. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

June 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/16	Ending Account Value (Based on Actual Returns and Expenses) 6/30/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/16	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,021.30	$2.91	$1,022.00	$2.92

Service Class Shares	$1,000.00	$1,020.00	$4.17	$1,020.70	$4.17

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.58% for Initial Class and 0.83% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-103

Industry Composition as of June 30, 2016 (Unaudited)

Oil, Gas & Consumable Fuels	6.1%
Pharmaceuticals	4.8
Banks	4.4
Health Care Providers & Services	4.4
Internet Software & Services	4.4
IT Services	4.2
Software	3.8
Diversified Telecommunication Services	3.6
Insurance	3.2
Food Products	3.1
Media	3.1
Specialty Retail	3.1
Semiconductors & Semiconductor Equipment	3.0
Industrial Conglomerates	2.9
Technology Hardware, Storage & Peripherals	2.9
Internet & Catalog Retail	2.5
Real Estate Investment Trusts	2.5
Tobacco	2.5
Diversified Financial Services	2.4
Aerospace & Defense	2.3
Beverages	2.3
Health Care Equipment & Supplies	2.1
Exchange-Traded Fund	1.9
Food & Staples Retailing	1.9
Metals & Mining	1.8
Textiles, Apparel & Luxury Goods	1.8
Communications Equipment	1.5

Hotels, Restaurants & Leisure	1.5%
Household Products	1.5
Biotechnology	1.4
Chemicals	1.4
Electronic Equipment, Instruments & Components	1.4
Commercial Services & Supplies	1.2
Electric Utilities	1.2
Capital Markets	1.0
Energy Equipment & Services	1.0
Airlines	0.8
Multi-Utilities	0.8
Trading Companies & Distributors	0.7
Independent Power & Renewable Electricity Producers	0.6
Distributors	0.5
Household Durables	0.5
Construction & Engineering	0.4
Life Sciences Tools & Services	0.4
Air Freight & Logistics	0.3
Gas Utilities	0.2
Leisure Products	0.2
Multiline Retail	0.2
Consumer Finance	0.1
Machinery	0.1
Containers & Packaging	0.0	‡
Short-Term Investment	0.0	‡
Other Assets, Less Liabilities	0.1

	100.0%

See Portfolio of Investments beginning on page M-107 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of June 30, 2016 (excluding short-term investment) (Unaudited)

1.	Apple, Inc.

2.	Alphabet, Inc.

3.	Microsoft Corp.

4.	Exxon Mobil Corp.

5.	Amazon.com, Inc.
6.	AT&T, Inc.

7.	S&P 500 Index—SPDR Trust Series 1

8.	Berkshire Hathaway, Inc. Class B

9.	Verizon Communications, Inc.

10.	JPMorgan Chase & Co.

M-104	MainStay VP Common Stock Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Migene Kim, CFA, Andrew Ver Planck, CFA, and Mona Patni of Cornerstone Capital Management Holdings LLC, the Portfolio’s Subadvisor.

How did MainStay VP Common Stock Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2016?

For the six months ended June 30, 2016, MainStay VP Common Stock Portfolio returned 2.13% for Initial Class shares and 2.00% for Service Class shares. Over the same period, both share classes underperformed the 3.84% return of the S&P 500® Index,1 which is the Portfolio’s primary benchmark, and the 3.74% return of the Russell 1000® Index,1 which is the secondary benchmark of the Portfolio. Both share classes underperformed the 2.35% return of the Average Lipper1 Variable Products Multi-Cap Core Portfolio for the six months ended June 30, 2016.

What factors affected the Portfolio’s relative performance during the reporting period?

Within sectors, stock selection was the largest driver of the Portfolio’s weak performance relative to the S&P 500® Index. Allocation effects (the effects of having overweight or underweight positions in specific sectors as a result of the Portfolio’s bottom-up stock-selection process) detracted modestly from relative performance.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

Consumer staples, telecommunication services and health care were the Portfolio’s strongest-contributing sectors relative to the S&P 500® Index, all of which benefited primarily from strong stock selection. (Contributions take weightings and total returns into account.) Telecommunication services also benefited from positive allocation effects because the Portfolio held a modestly overweight position relative to the S&P 500® Index in this outperforming sector. Poor stock selection was the primary driver across the weakest-contributing sectors relative to the S&P 500® Index. These sectors included energy, industrials and information technology.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

On an absolute basis, the Portfolio’s strongest-performing individual stocks were diversified telecommunications companies AT&T and Verizon Communications, both of which benefited from attractive dividend yields and strong cash flows. Integrated energy company Exxon Mobil performed well as oil prices rebounded, and the stock was another strong contributor to the Portfolio’s absolute performance.

On an absolute basis, the Portfolio’s weakest stock performer was diversified financial company Bank of America, which faced net interest margin pressures in the low-interest-rate environment during the reporting period. Personal computing and mobile device manufacturer Apple detracted from performance because of slowing growth trends in the company’s handsets. Diversified financial company Citigroup showed weak absolute performance because of continuing pressures on banking and trading revenues.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio entered into new positions in fiber optic cable and liquid crystal display maker Corning and beverage and food company J.M. Smucker. The Portfolio’s investment process favored these companies because of improving investor sentiment and attractive cash flows.

The Portfolio exited positions in online travel company Priceline Group and oil refiner Marathon Petroleum. Priceline Group was viewed as unattractive by the Portfolio’s investment process because of unattractive valuation and deteriorating earnings trends. We exited Marathon Petroleum because of deteriorating price trends and weakening cash flows.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio modestly increased its weightings relative to the S&P 500® Index in the materials and consumer staples sectors. Over the same period, the Portfolio modestly reduced its weightings relative to the S&P 500® Index in the financials and health care sectors.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

M-105

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2016, the Portfolio held modestly overweight positions relative to the S&P 500® Index in the information technology and consumer discretionary sectors. As of the same date, the Portfolio held modestly underweight positions relative to the S&P 500® Index in the financials and health care sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-106	MainStay VP Common Stock Portfolio

Portfolio of Investments June 30, 2016 (Unaudited)

	Shares	Value
Common Stocks 98.0%†
Aerospace & Defense 2.3%
Boeing Co. (The)	48,877	$6,347,656
Curtiss-Wright Corp.	28,655	2,414,184
Honeywell International, Inc.	2,509	291,847
Huntington Ingalls Industries, Inc.	20,382	3,424,787
L-3 Communications Holdings, Inc.	25,870	3,794,870
Lockheed Martin Corp.	3,499	868,347

		17,141,691

Air Freight & Logistics 0.3%
FedEx Corp.	14,936	2,266,986
United Parcel Service, Inc. Class B	47	5,063

		2,272,049

Airlines 0.8%
Alaska Air Group, Inc.	4,179	243,594
Delta Air Lines, Inc.	29,445	1,072,682
JetBlue Airways Corp. (a)	63,891	1,058,035
Southwest Airlines Co.	91,749	3,597,478

		5,971,789

Banks 4.4%
Bank of America Corp.	623,940	8,279,684
Citigroup, Inc.	110,246	4,673,328
♦JPMorgan Chase & Co.	196,487	12,209,702
SunTrust Banks, Inc.	47,151	1,936,963
Wells Fargo & Co.	116,344	5,506,562

		32,606,239

Beverages 2.3%
Coca-Cola Co. (The)	82,614	3,744,893
Coca-Cola European Partners PLC	7,466	266,461
Dr. Pepper Snapple Group, Inc.	40,714	3,934,194
PepsiCo., Inc.	88,873	9,415,206

		17,360,754

Biotechnology 1.4%
AbbVie, Inc.	10,446	646,712
Amgen, Inc.	17,068	2,596,896
Gilead Sciences, Inc.	89,156	7,437,394

		10,681,002

Capital Markets 1.0%
Ameriprise Financial, Inc.	3,172	285,004
Bank of New York Mellon Corp. (The)	121,561	4,722,645
E*TRADE Financial Corp. (a)	64,991	1,526,639
T. Rowe Price Group, Inc.	9,124	665,778

		7,200,066

Chemicals 1.4%
Dow Chemical Co. (The)	44,458	2,210,007
E.I. du Pont de Nemours & Co.	34,643	2,244,867

	Shares	Value
Chemicals (continued)
Eastman Chemical Co.	25,162	$1,708,500
LyondellBasell Industries N.V. Class A	53,822	4,005,433

		10,168,807

Commercial Services & Supplies 1.2%
Deluxe Corp.	14,482	961,171
Pitney Bowes, Inc.	35,869	638,468
R.R. Donnelley & Sons Co.	200,211	3,387,570
Waste Management, Inc.	58,034	3,845,913

		8,833,122

Communications Equipment 1.5%
Cisco Systems, Inc.	312,798	8,974,174
F5 Networks, Inc. (a)	21,146	2,407,261

		11,381,435

Construction & Engineering 0.4%
Quanta Services, Inc. (a)	144,520	3,341,302

Consumer Finance 0.1%
Synchrony Financial (a)	33,054	835,605

Containers & Packaging 0.0%‡
Packaging Corp. of America	67	4,484

Distributors 0.5%
Genuine Parts Co.	36,081	3,653,201

Diversified Financial Services 2.4%
♦Berkshire Hathaway, Inc. Class B (a)	97,059	14,053,173
Nasdaq, Inc.	55,208	3,570,301

		17,623,474

Diversified Telecommunication Services 3.6%
♦AT&T, Inc.	325,542	14,066,670
♦Verizon Communications, Inc.	224,265	12,522,957

		26,589,627

Electric Utilities 1.2%
Duke Energy Corp.	6,920	593,667
Edison International	40,341	3,133,285
Entergy Corp.	9,846	800,972
Exelon Corp.	94,078	3,420,676
NextEra Energy, Inc.	5,092	663,997

		8,612,597

Electronic Equipment, Instruments & Components 1.4%
Arrow Electronics, Inc. (a)	45,261	2,801,656
Corning, Inc.	203,279	4,163,154
Ingram Micro, Inc. Class A	92,283	3,209,603

		10,174,413

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of June 30, 2016, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-107

Portfolio of Investments June 30, 2016 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Energy Equipment & Services 1.0%
FMC Technologies, Inc. (a)	126,638	$3,377,435
National Oilwell Varco, Inc.	14,789	497,650
Oceaneering International, Inc.	1,042	31,114
Schlumberger, Ltd.	18,620	1,472,470
Transocean, Ltd.	200,310	2,381,686

		7,760,355

Food & Staples Retailing 1.9%
CVS Health Corp.	17,492	1,674,684
Kroger Co. (The)	127,392	4,686,752
Sysco Corp.	21,977	1,115,113
Wal-Mart Stores, Inc.	77,930	5,690,449
Walgreens Boots Alliance, Inc.	9,249	770,164

		13,937,162

Food Products 3.1%
Archer-Daniels-Midland Co.	61,849	2,652,704
Campbell Soup Co.	31,650	2,105,674
General Mills, Inc.	12,169	867,893
Hormel Foods Corp.	59,682	2,184,361
Ingredion, Inc.	26,530	3,433,247
J.M. Smucker Co. (The)	27,200	4,145,552
Post Holdings, Inc. (a)	43,190	3,571,381
Tyson Foods, Inc. Class A	62,669	4,185,663

		23,146,475

Gas Utilities 0.2%
UGI Corp.	31,102	1,407,365

Health Care Equipment & Supplies 2.1%
Baxter International, Inc.	21,871	989,007
Becton Dickinson & Co.	23,676	4,015,213
C.R. Bard, Inc.	17,247	4,055,804
Hologic, Inc. (a)	105,189	3,639,539
Medtronic PLC	16,906	1,466,934
ResMed, Inc.	25,731	1,626,971
Varian Medical Systems, Inc. (a)	2,399	197,270

		15,990,738

Health Care Providers & Services 4.4%
AmerisourceBergen Corp.	50,123	3,975,756
Anthem, Inc.	34,526	4,534,645
Cardinal Health, Inc.	39,234	3,060,644
Cigna Corp.	16,732	2,141,529
Express Scripts Holding Co. (a)	46,966	3,560,023
HCA Holdings, Inc. (a)	53,507	4,120,574
McKesson Corp.	20,374	3,802,807
UnitedHealth Group, Inc.	32,508	4,590,130
WellCare Health Plans, Inc. (a)	31,077	3,333,940

		33,120,048

	Shares	Value
Hotels, Restaurants & Leisure 1.5%
Carnival Corp.	40,525	$1,791,205
Cracker Barrel Old Country Store, Inc.	156	26,749
Marriott International, Inc. Class A	6,897	458,375
McDonald’s Corp.	34,302	4,127,903
Starbucks Corp.	58,388	3,335,122
Wyndham Worldwide Corp.	696	49,576
Yum! Brands, Inc.	17,291	1,433,770

		11,222,700

Household Durables 0.5%
D.R. Horton, Inc.	115,174	3,625,678

Household Products 1.5%
Procter & Gamble Co. (The)	135,293	11,455,258

Independent Power & Renewable Electricity Producers 0.6%
AES Corp.	171,288	2,137,674
NRG Energy, Inc.	141,500	2,121,085

		4,258,759

Industrial Conglomerates 2.9%
3M Co.	37,431	6,554,917
Carlisle Cos., Inc.	30,503	3,223,557
General Electric Co.	367,887	11,581,083

		21,359,557

Insurance 3.2%
Aflac, Inc.	52,508	3,788,977
Allstate Corp. (The)	31,170	2,180,342
American International Group, Inc.	72,163	3,816,701
Aon PLC	10,164	1,110,214
Assurant, Inc.	16,443	1,419,195
First American Financial Corp.	53,170	2,138,497
Hartford Financial Services Group, Inc. (The)	23,158	1,027,752
MetLife, Inc.	29,309	1,167,378
Progressive Corp. (The)	56,464	1,891,544
Prudential Financial, Inc.	10,424	743,648
Travelers Cos., Inc. (The)	38,329	4,562,684

		23,846,932

Internet & Catalog Retail 2.5%
♦Amazon.com, Inc. (a)	19,894	14,236,544
Expedia, Inc.	32,756	3,481,963
Netflix, Inc. (a)	8,496	777,214

		18,495,721

Internet Software & Services 4.4%
Akamai Technologies, Inc. (a)	18,577	1,039,012
♦Alphabet, Inc.
Class A (a)	12,369	8,701,962
Class C (a)	12,214	8,453,309
eBay, Inc. (a)	42,596	997,172
Facebook, Inc. Class A (a)	91,492	10,455,706

M-108	MainStay VP Common Stock Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Internet Software & Services (continued)
VeriSign, Inc. (a)	35,206	$3,043,911

		32,691,072

IT Services 4.2%
CoreLogic, Inc. (a)	11,505	442,712
Fiserv, Inc. (a)	4,435	482,218
Global Payments, Inc.	48,893	3,489,982
International Business Machines Corp.	56,433	8,565,401
MasterCard, Inc. Class A	38,746	3,411,973
PayPal Holdings, Inc. (a)	43,933	1,603,994
Teradata Corp. (a)	63,745	1,598,087
Total System Services, Inc.	697	37,018
Visa, Inc. Class A	75,947	5,632,989
Western Union Co. (The)	188,556	3,616,504
WEX, Inc. (a)	4,963	440,069
Xerox Corp.	189,866	1,801,828

		31,122,775

Leisure Products 0.2%
Mattel, Inc.	52,503	1,642,819

Life Sciences Tools & Services 0.4%
Charles River Laboratories International, Inc. (a)	38,334	3,160,255

Machinery 0.1%
Woodward, Inc.	7,285	419,907

Media 3.1%
CBS Corp. Class B	35,522	1,933,818
Comcast Corp. Class A	147,912	9,642,383
Interpublic Group of Cos., Inc. (The)	151,297	3,494,961
Omnicom Group, Inc.	48,294	3,935,478
Scripps Networks Interactive, Inc. Class A	27,909	1,737,893
Walt Disney Co. (The)	27,176	2,658,356

		23,402,889

Metals & Mining 1.8%
Newmont Mining Corp.	113,793	4,451,582
Nucor Corp.	51,833	2,561,069
Reliance Steel & Aluminum Co.	42,747	3,287,244
Steel Dynamics, Inc.	127,909	3,133,770

		13,433,665

Multi-Utilities 0.8%
Ameren Corp.	28,419	1,522,690
CenterPoint Energy, Inc.	91,746	2,201,904
Consolidated Edison, Inc.	7,532	605,874
MDU Resources Group, Inc.	32,111	770,664
Public Service Enterprise Group, Inc.	27,104	1,263,318

		6,364,450

	Shares	Value
Multiline Retail 0.2%
Kohl’s Corp.	1,659	$62,909
Target Corp.	26,136	1,824,816

		1,887,725

Oil, Gas & Consumable Fuels 6.1%
Apache Corp.	38,342	2,134,499
Chevron Corp.	105,942	11,105,900
ConocoPhillips	65,250	2,844,900
Devon Energy Corp.	46,000	1,667,500
EOG Resources, Inc.	4,511	376,308
♦Exxon Mobil Corp.	155,385	14,565,790
Murphy Oil Corp.	20,880	662,940
Newfield Exploration Co. (a)	43,361	1,915,689
ONEOK, Inc.	19,927	945,536
QEP Resources, Inc.	77,119	1,359,608
Southwestern Energy Co. (a)	122,321	1,538,798
Spectra Energy Corp.	26,950	987,179
Tesoro Corp.	31,872	2,387,850
Valero Energy Corp.	57,435	2,929,185

		45,421,682

Pharmaceuticals 4.8%
Allergan PLC (a)	7,842	1,812,208
Bristol-Myers Squibb Co.	20,921	1,538,739
Johnson & Johnson	82,819	10,045,945
Mallinckrodt PLC (a)	14,278	867,817
Merck & Co., Inc.	112,518	6,482,162
Mylan N.V. (a)	89,159	3,855,235
Pfizer, Inc.	315,769	11,118,226

		35,720,332

Real Estate Investment Trusts 2.5%
American Campus Communities, Inc.	4,589	242,620
American Tower Corp.	26,955	3,062,358
Apartment Investment & Management Co. Class A	5,458	241,025
AvalonBay Communities, Inc.	1,321	238,295
Camden Property Trust	2,698	238,557
Crown Castle International Corp.	16,168	1,639,920
Digital Realty Trust, Inc.	1,832	199,670
Equity Residential	3,481	239,771
Essex Property Trust, Inc.	1,051	239,723
Federal Realty Investment Trust	1,454	240,710
General Growth Properties, Inc.	7,986	238,142
HCP, Inc.	36,728	1,299,437
Host Hotels & Resorts, Inc.	121,656	1,972,044
Iron Mountain, Inc.	38,397	1,529,352
Kimco Realty Corp.	7,713	242,034
Lamar Advertising Co. Class A	16,814	1,114,768
Macerich Co. (The)	2,818	240,629
Mid-America Apartment Communities, Inc.	2,255	239,932
National Retail Properties, Inc.	4,693	242,722

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-109

Portfolio of Investments June 30, 2016 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Real Estate Investment Trusts (continued)
Public Storage	3,484	$890,476
Realty Income Corp.	3,467	240,471
Regency Centers Corp.	2,904	243,152
Simon Property Group, Inc.	7,090	1,537,821
Tanger Factory Outlet Centers, Inc.	5,954	239,232
Taubman Centers, Inc.	3,201	237,514
UDR, Inc.	6,561	242,232
Ventas, Inc.	13,341	971,492
Weingarten Realty Investors	5,967	243,573

		18,547,672

Semiconductors & Semiconductor Equipment 3.0%
Applied Materials, Inc.	172,050	4,124,038
Intel Corp.	290,436	9,526,301
Lam Research Corp.	23,505	1,975,830
Qorvo, Inc. (a)	31,668	1,749,974
QUALCOMM, Inc.	69,396	3,717,544
Teradyne, Inc.	46,898	923,422

		22,017,109

Software 3.8%
Activision Blizzard, Inc.	93,701	3,713,371
Citrix Systems, Inc. (a)	44,118	3,533,410
Electronic Arts, Inc. (a)	9,430	714,417
♦Microsoft Corp.	330,481	16,910,713
Oracle Corp.	71,828	2,939,920
Synopsys, Inc. (a)	4,948	267,588

		28,079,419

Specialty Retail 3.1%
AutoZone, Inc. (a)	297	235,770
Best Buy Co., Inc.	61,853	1,892,702
Dick’s Sporting Goods, Inc.	26,056	1,174,083
Foot Locker, Inc.	5,375	294,873
Home Depot, Inc. (The)	74,455	9,507,159
Lowe’s Cos., Inc.	76,534	6,059,197
Signet Jewelers, Ltd.	3,115	256,707
Staples, Inc.	195,310	1,683,572
TJX Cos., Inc. (The)	7,579	585,326
Urban Outfitters, Inc. (a)	55,919	1,537,773

		23,227,162

Technology Hardware, Storage & Peripherals 2.9%
♦Apple, Inc.	207,427	19,830,021
Hewlett Packard Enterprise Co.	67,082	1,225,588
HP, Inc.	68,309	857,278

		21,912,887

Textiles, Apparel & Luxury Goods 1.8%
Carter’s, Inc.	31,198	3,321,651
Michael Kors Holdings, Ltd. (a)	42,385	2,097,210
NIKE, Inc. Class B	53,266	2,940,283

	Shares	Value
Textiles, Apparel & Luxury Goods (continued)
PVH Corp.	37,348	$3,519,302
Ralph Lauren Corp.	10,341	926,760
Under Armour, Inc.
Class A (a)	7,281	292,187
Class C (a)	7,192	261,790

		13,359,183

Tobacco 2.5%
Altria Group, Inc.	127,414	8,786,469
Philip Morris International, Inc.	93,702	9,531,368

		18,317,837

Trading Companies & Distributors 0.7%
MSC Industrial Direct Co., Inc. Class A	43,778	3,088,975
United Rentals, Inc. (a)	27,548	1,848,471

		4,937,446

Total Common Stocks (Cost $650,304,279)		729,744,691

Exchange-Traded Fund 1.9% (b)
♦S&P 500 Index—SPDR Trust Series 1	67,127	14,065,120

Total Exchange-Traded Fund (Cost $13,753,317)		14,065,120

	Principal Amount
Short-Term Investment 0.0%‡
Repurchase Agreement 0.0%‡
Fixed Income Clearing Corp. 0.03%, dated 6/30/16 due 7/1/16 Proceeds at Maturity $369,295 (Collateralized by a United States Treasury Note with a rate of 1.375% and a maturity date of 4/30/20, with a Principal Amount of $370,000 and a Market Value of $377,400)	$369,295	369,295

Total Short-Term Investment (Cost $369,295)		369,295

Total Investments (Cost $664,426,891) (c)	99.9%	744,179,106
Other Assets, Less Liabilities	0.1	582,510
Net Assets	100.0%	$744,761,616

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	Exchange-Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

M-110	MainStay VP Common Stock Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(c)	As of June 30, 2016, cost was $666,990,315 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$96,574,686
Gross unrealized depreciation	(19,385,895)

Net unrealized appreciation	$77,188,791

The following abbreviation is used in the preceding pages:

SPDR—Standard & Poor’s Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$729,744,691	$—	$—	$729,744,691
Exchange-Traded Fund	14,065,120	—	—	14,065,120
Short-Term Investment
Repurchase Agreement	—	369,295	—	369,295

Total Investments in Securities	$743,809,811	$369,295	$—	$744,179,106

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2016, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of June 30, 2016, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-111

Statement of Assets and Liabilities as of June 30, 2016 (Unaudited)

Assets
Investment in securities, at value (identified cost $664,426,891)	$744,179,106
Receivables:
Investment securities sold	8,143,493
Fund shares sold	883,687
Dividends and interest	826,538
Other assets	3,175

Total assets	754,035,999

Liabilities
Payables:
Investment securities purchased	8,165,571
Fund shares redeemed	663,746
Manager (See Note 3)	328,638
Shareholder communication	47,612
NYLIFE Distributors (See Note 3)	35,885
Professional fees	19,443
Custodian	9,790
Trustees	1,298
Accrued expenses	2,400

Total liabilities	9,274,383

Net assets	$744,761,616

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$28,744
Additional paid-in capital	600,444,507

600,473,251
Undistributed net investment income	16,785,652
Accumulated net realized gain (loss) on investments	47,750,498
Net unrealized appreciation (depreciation) on investments	79,752,215

Net assets	$744,761,616

Initial Class
Net assets applicable to outstanding shares	$566,494,312

Shares of beneficial interest outstanding	21,816,395

Net asset value per share outstanding	$25.97

Service Class
Net assets applicable to outstanding shares	$178,267,304

Shares of beneficial interest outstanding	6,927,525

Net asset value per share outstanding	$25.73

M-112	MainStay VP Common Stock Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2016 (Unaudited)

Investment Income (Loss)
Income
Dividends	$7,933,479
Interest	83

Total income	7,933,562

Expenses
Manager (See Note 3)	1,932,745
Distribution and service—Service Class (See Note 3)	197,029
Shareholder communication	54,209
Professional fees	36,298
Custodian	11,466
Trustees	9,086
Miscellaneous	13,376

Total expenses	2,254,209

Net investment income (loss)	5,679,353

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	3,956,659
Net change in unrealized appreciation (depreciation) on investments	5,829,925

Net realized and unrealized gain (loss) on investments	9,786,584

Net increase (decrease) in net assets resulting from operations	$15,465,937

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-113

Statements of Changes in Net Assets

for the six months ended June 30, 2016 (Unaudited) and the year ended December 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$5,679,353	$11,229,685
Net realized gain (loss) on investments	3,956,659	46,151,128
Net change in unrealized appreciation (depreciation) on investments	5,829,925	(51,732,649)

Net increase (decrease) in net assets resulting from operations	15,465,937	5,648,164

Dividends and distributions to shareholders:
From net investment income:
Initial Class	—	(8,011,726)
Service Class	—	(1,738,285)

	—	(9,750,011)

From net realized gain on investments:
Initial Class	—	(44,902,603)
Service Class	—	(11,265,810)

	—	(56,168,413)

Total dividends and distributions to shareholders	—	(65,918,424)

Capital share transactions:
Net proceeds from sale of shares	39,840,195	70,330,526
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	65,918,424
Cost of shares redeemed	(40,537,810)	(92,834,602)

Increase (decrease) in net assets derived from capital share transactions	(697,615)	43,414,348

Net increase (decrease) in net assets	14,768,322	(16,855,912)

Net Assets
Beginning of period	729,993,294	746,849,206

End of period	$744,761,616	$729,993,294

Undistributed net investment income at end of period	$16,785,652	$11,106,299

M-114	MainStay VP Common Stock Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,
	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$25.43		$27.80	$24.58	$18.40	$16.02	$16.04

Net investment income (loss)	0.20	(a)	0.42 (a)	0.37 (a)	0.37	0.32 (a)	0.25 (a)
Net realized and unrealized gain (loss) on investments	0.34		(0.28)	3.19	6.16	2.36	(0.02)

Total from investment operations	0.54		0.14	3.56	6.53	2.68	0.23

Less dividends and distributions:
From net investment income	—		(0.38)	(0.34)	(0.35)	(0.30)	(0.25)
From net realized gain on investments	—		(2.13)	—	—	—	—

Total dividends and distributions	—		(2.51)	(0.34)	(0.35)	(0.30)	(0.25)

Net asset value at end of period	$25.97		$25.43	$27.80	$24.58	$18.40	$16.02

Total investment return	2.12	%(b)(c)	0.85%	14.53%	35.66%	16.72%	1.57%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.65	%††	1.55%	1.44%	1.48%	1.80%	1.45%
Net expenses	0.58	%††	0.57%	0.58%	0.58%	0.59%	0.59%
Portfolio turnover rate	55%		112%	111%	108%	132%	102%
Net assets at end of period (in 000’s)	$566,494		$580,635	$605,679	$570,986	$472,324	$452,849

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

	Service Class
	Six months ended June 30,		Year ended December 31,
	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$25.23		$27.61	$24.44	$18.31	$15.94	$15.96

Net investment income (loss)	0.17	(a)	0.35 (a)	0.31 (a)	0.26	0.27 (a)	0.21 (a)
Net realized and unrealized gain (loss) on investments	0.33		(0.27)	3.15	6.17	2.35	(0.02)

Total from investment operations	0.50		0.08	3.46	6.43	2.62	0.19

Less dividends and distributions:
From net investment income	—		(0.33)	(0.29)	(0.30)	(0.25)	(0.21)
From net realized gain on investments	—		(2.13)	—	—	—	—

Total dividends and distributions	—		(2.46)	(0.29)	(0.30)	(0.25)	(0.21)

Net asset value at end of period	$25.73		$25.23	$27.61	$24.44	$18.31	$15.94

Total investment return	1.98	%(b)(c)	0.60%	14.25%	35.32%	16.43%	1.31%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.40	%††	1.30%	1.19%	1.23%	1.54%	1.21%
Net expenses	0.83	%††	0.82%	0.83%	0.83%	0.84%	0.84%
Portfolio turnover rate	55%		112%	111%	108%	132%	102%
Net assets at end of period (in 000’s)	$178,267		$149,358	$141,170	$90,813	$59,329	$56,929

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-115

MainStay VP Conservative Allocation Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2016

Class	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	2.77%	–0.09%	5.46%	5.84%	0.83%
Service Class Shares	2.64	–0.34	5.20	5.57	1.08

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
S&P 500® Index[3]	3.84%	3.99%	12.10%	7.42%
MSCI EAFE® Index[3]	–4.42	–10.16	1.68	1.58
Barclays U.S. Aggregate Bond Index[3]	5.31	6.00	3.76	5.13
Conservative Allocation Composite Index[3]	3.98	3.95	6.43	5.93
Average Lipper Variable Products Mixed-Asset Target Allocation Conservative Portfolio[4]	3.83	1.74	4.38	4.73

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Mixed-Asset Target Allocation Conservative Portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 20%–40% equity securities, with the remainder invested in bonds, cash and cash equivalents. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-116	MainStay VP Conservative Allocation Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Conservative Allocation Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2016 to June 30, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2016, to June 30, 2016. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

June 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/16	Ending Account Value (Based on Actual Returns and Expenses) 6/30/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/16	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,027.70	$0.15	$1,024.70	$0.15

Service Class Shares	$1,000.00	$1,026.40	$1.41	$1,023.50	$1.41

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.03% for Initial Class and 0.28% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

M-117

Investment Objectives of Underlying Portfolios/Funds as of June 30, 2016 (Unaudited)

See Portfolio of Investments beginning on page M-123 for specific holdings within these categories.

M-118	MainStay VP Conservative Allocation Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Portfolio’s Manager.

How did MainStay VP Conservative Allocation Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2016?

For the six months ended June 30, 2016, MainStay VP Conservative Allocation Portfolio returned 2.77% for Initial Class shares and 2.64% for Service Class shares. Over the same period, both share classes underperformed the 3.84% return of the S&P 500® Index,2 which is the Portfolio’s primary benchmark. Both share classes outperformed the –4.42% return of the MSCI EAFE® Index,2 which is a secondary benchmark of the Portfolio. Both share classes underperformed the 5.31% return of the Barclays U.S. Aggregate Bond Index2 and the 3.98% return of the Conservative Allocation Composite Index2 for the six months ended June 30, 2016. These two indices are additional benchmarks of the Portfolio. Over the same period, both share classes underperformed the 3.83% return of the Average Lipper2 Variable Products Mixed-Asset Target Allocation Conservative Portfolio.

Were there any changes to the Portfolio during the reporting period?

Effective February 29, 2016, Amit Soni was added as a portfolio manager to the MainStay VP Conservative Allocation Portfolio.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds managed by New York Life Investments or its affiliates (the “Underlying Portfolios/Funds”). The Underlying Portfolios/Funds may invest in various instruments including fixed-income securities and domestic or international stocks at various capitalization levels. The Portfolio’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Portfolio’s holdings in Underlying Portfolios/Funds that invest in international stocks—largely accounted for the Portfolio’s underperformance of its primary benchmark during the reporting period because international stocks underperformed large-cap U.S. stocks by a substantial margin. The Portfolio’s holdings in Underlying Portfolios/Funds that invest in fixed-income securities generally helped the Portfolio’s relative performance because fixed-income securities in the aggregate outperformed large-cap U.S. stocks during the reporting period.

The Conservative Allocation Composite Index reflects a broader mix of asset classes than the S&P 500® Index. The most significant factor influencing the Portfolio’s performance relative to this Index during the reporting period was the performance of the Underlying Portfolios/Funds, several of which detracted significantly from returns, as a large percentage of the Portfolio’s Underlying Portfolios/Funds struggled with performance difficulties. Noteworthy detractors included MainStay U.S. Equity Opportunities Fund, MainStay ICAP Equity Fund, MainStay VP Large Cap Growth Portfolio, MainStay Epoch U.S. All Cap Fund, MainStay International Opportunities Fund and MainStay VP Cushing Renaissance Advantage Portfolio.

Relative performance was further compromised by the Portfolio’s decision to veer away from MainStay Epoch U.S. Equity Yield Fund, which had a strong return during the reporting period. In light of aggressive monetary policy by many of the world’s central banks—including zero or negative interest rates and quantitative and qualitative easing—many savers and investors have moved away from high-quality bonds into less-traditional income sources, including stocks that provide high dividend income. High-dividend stocks benefited from the pursuit of high-income alternatives. In our opinion, however, many of these securities were richly valued and could experience reversals should bond yields begin to normalize; but during the reporting period, U.S. Treasury yields fell sharply to levels close to their all-time lows. As bond yields declined, stocks that offered high dividends became increasingly attractive as an income alternative and tended to substantially outperform stocks that did not pay high dividends. As a result, the decision to avoid Underlying Portfolios/Funds that invest in high-dividend stocks hurt relative performance.

Asset class policy contributed positively to results, but was overshadowed by performance issues stemming from the selection of Underlying Portfolios/Funds. (Contributions take weightings and total returns into account.) Our general bias toward stocks over bonds—and stocks in international markets in particular—detracted meaningfully from returns. The Portfolio was tilted toward value stocks over growth

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

M-119

stocks and toward small companies over larger ones, which proved beneficial in the equity portion of the Portfolio. A timely reallocation into high-yield bonds, when spreads3 were especially wide, helped performance in the fixed-income portion of the Portfolio. A bias toward emerging-market equities in the international-equity portion of the Portfolio also helped performance. As a result, asset class policy added positively to returns, but on a scale that was small in comparison to difficulties with the Underlying Portfolios/Funds.

How did you allocate the Portfolio’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Portfolios/Funds, such as capitalization, style biases, sector exposures, credit quality and duration.4 We also examined the attributes of the holdings of the Underlying Portfolios/Funds, such as valuation metrics, earnings data and technical indicators. Generally speaking, we seek to invest in Underlying Portfolios/Funds that correspond well to our desired asset class exposures and appear positioned to benefit from the current economic environment. Our desired asset class exposures include attractively valued market segments that enjoy strong price and earnings momentum.

The Portfolio maintained a modest “risk on” posture throughout the reporting period. Specifically, the Portfolio leaned toward equities and toward speculative-grade debt at the expense of investment-grade bonds. We believed that the risks of recession were subdued in light of persistently strong data from the labor market, including multi-decade lows in new unemployment insurance claims, steady payroll gains, large numbers of job openings and a rising job quit rate. During the reporting period, the U.S. dollar continued to present certain risks. A strong U.S. dollar tends to make goods produced in the United States more expensive and less attractive to foreign buyers. For multinational companies, a strong U.S. dollar can erode the value of earnings in currencies that may weaken relative to the U.S. dollar. The negative effects that a strong U.S. dollar had caused in 2014 and 2015 gradually began to abate during the reporting period, energy and metals prices started to recover; and revenues, in our opinion, were poised for a gradual ascent. Although the direction of the U.S.

dollar remained uncertain, these factors led us to believe that corporate earnings could improve in the quarters ahead, providing broad support for equity pricing. The Portfolio favored market segments that we believed would enjoy higher earnings growth rates and that would offer relatively attractive valuations. This thinking led us to hold a modestly overweight position in international equities relative to the Conservative Allocation Composite Index. The Portfolio also skewed stock holdings firmly toward smaller companies that we viewed as value stocks on the basis of price multiples.

While U.S. Treasury yields have held at exceptionally low levels for several years now, we believed that yields would eventually rise. In the interim, we viewed the risk/return tradeoff as undesirable. In our opinion, investors are not being well rewarded for the risk they bear should rates start moving markedly higher. The Portfolio steered away from long-duration, high-quality bonds to a fairly significant degree, redirecting assets to a combination of speculative-grade bonds and alternative investment strategies designed to generate a modest level of return independent of the direction of broader stock and bond indices.

In the aftermath of the British referendum on membership in the European Union (Brexit), we reassessed the balance of risks. Global growth has been modest in recent years, and we believed that the U.K.’s election to leave the European Union might prove negative for future growth prospects. We believed that the impact would presumably be most acute within the U.K., but we also anticipated significant economic consequences for Continental Europe that might reverberate globally. We anticipate that Brexit may precipitate additional antiestablishment events in the months ahead. With corporate earnings growth appearing somewhat tepid, valuations a shade expensive and investor confidence brittle, our attitude toward risk hit an inflection point. We began to sell equities in the final days of June and had every expectation of lessening exposure to credit as well.

How did the Portfolio’s allocations change over the course of the reporting period?

There were a number of allocation changes as we established new positions. One was a significant investment in MainStay VP Absolute Return Multi-Strategy Portfolio. The Portfolio reduced its position in MainStay

3.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

M-120	MainStay VP Conservative Allocation Portfolio

VP Bond Portfolio in favor of the new position. This shift reflected our concerns about the poor risk/return trade-off at the long end of the yield curve.5 Additionally, assets were shifted away from MainStay VP Bond Portfolio and MainStay Total Return Bond Fund toward the recently launched IQ Enhanced Core Plus Bond U.S. ETF, further extending diversification within the fixed-income portion of the Portfolio.

The Portfolio also established new positions in IQ 50 Percent Hedged FTSE International ETF and IQ 50 Percent Hedged FTSE Europe ETF, although the latter position was quickly unwound after British voters decided to exit the European Union. With the U.S. economy stronger than the economies of most other developed nations and tighter monetary policy looming on the horizon, we acknowledged the potential for further dollar strength. In our opinion, using hedged vehicles may help mitigate that risk. The Portfolio reduced its allocations to MainStay International Opportunities Fund, MainStay ICAP International Fund and MainStay VP International Equity Portfolio in favor of these hedged positions.

During the reporting period, assets were shifted from MainStay VP Eagle Small Cap Growth Portfolio and MainStay VP Epoch U.S. Small Cap Portfolio into the newly launched MainStay VP Small Cap Core Portfolio as we sought to distribute allocations across a broader array of small cap strategies/management styles. The Portfolio also added a new position in MainStay Epoch U.S. Equity Yield Fund seeking to capitalize on the flow of dollars toward high-dividend equities in a period of very low bond yields. Assets from a variety of sources were used in favor of this position.

The Portfolio also initiated a position in IQ Global Resources ETF. Pricing across a range of commodities has fallen sharply in recent years in response to excess new supply and fears of waning demand from China. We believed that capital expenditure reductions would likely reduce supply enough to allow the market to clear an inventory glut and reestablish equilibrium, put a floor under pricing, and enable materials and energy companies to recover in the years ahead.

During the reporting period, the Portfolio slightly raised its exposure to emerging-market equities. Market valuations are very low in many parts of the developing world, yet we believed that emerging-market countries might avoid some of the challenges that developed economies may face.

During the reporting period, which Underlying Equity Portfolios/Funds had the highest total returns and which Underlying Equity Portfolios/Funds had the lowest total returns?

Among the Underlying Portfolios/Funds held for the full reporting period, the highest total returns came from MainStay Cushing MLP Premier Fund and MainStay VP Cushing Renaissance Advantage Portfolio, both of which benefited from the recovery in energy prices. At the other end of the spectrum, MainStay International Opportunities Fund and MainStay ICAP International Fund provided the lowest total returns among the Underlying Portfolios/Funds that the Portfolio held for the entire reporting period.

Which Underlying Equity Portfolios/Funds made the strongest positive contributions to the Portfolio’s overall performance, and which Underlying Equity Portfolios/Funds were the greatest detractors?

During the reporting period, MainStay VP Epoch U.S. Small Cap Portfolio and MainStay VP T. Rowe Price Equity Income Portfolio made the strongest positive contributions to the Portfolio’s performance. Over the same period, the largest detractors were MainStay International Opportunities Fund and MainStay ICAP International Fund.

What factors and risks affected the Portfolio’s Underlying Fixed-Income Portfolio/Fund investments during the reporting period?

Soft economic growth around the world, low rates of observed inflation, Brexit-induced political uncertainty and central bank efforts to provide greater monetary stimulus all contributed to a reduction in bond yields and a flattening yield curve during the reporting period. (Yields at the long end of the curve fell more than yields on bonds that were closer to maturity.) Yields on 10-year U.S. Treasury bonds fell close to the lows of the summer of 2012, while government bonds in some other Western nations reached firmly into negative territory. Credit spreads widened in the second half of 2015 and the first few weeks of 2016 because of default concerns in the energy and materials sectors and general worries about a possible recession. Rebounding oil prices and improving data both at home and abroad helped alleviate some of these concerns, allowing spreads to contract to some extent.

5.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

M-121

During the reporting period, which fixed-income market segments were the strongest positive contributors to the Portfolio’s performance and which segments were particularly weak?

During the reporting period, all bond categories fared well, with high-yield bonds taking the lead. With the exception of cash, which provided a near-zero return, no fixed-income segments were weak.

Which Underlying Fixed-Income Portfolios/Funds made the strongest positive contributions to the Portfolio’s performance, and which Underlying Fixed-Income Portfolios/Funds were the greatest detractors?

A large position in MainStay VP Bond Portfolio made it the largest contributor to performance in the fixed-income portion of the Portfolio, although MainStay VP High Yield Corporate Bond Portfolio also added materially to return. No Underlying Fixed-Income Portfolios/Funds in which the Portfolio invested for the entire reporting period generated negative performance. The position in the Portfolio’s cash sweep account had a minimal impact on performance and the positive contribution from MainStay High Yield Opportunities Fund was small.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-122	MainStay VP Conservative Allocation Portfolio

Portfolio of Investments June 30, 2016 (Unaudited)

	Shares	Value
Affiliated Investment Companies 97.1%†
Equity Funds 50.4%
IQ 50 Percent Hedged FTSE International ETF (a)	506,551	$8,692,415
IQ Global Resources ETF	43,447	1,113,186
MainStay Cushing MLP Premier Fund Class I	398,743	5,845,572
MainStay Emerging Markets Opportunities Fund Class I	226,462	1,818,492
MainStay Epoch Global Choice Fund Class I (a)	1,471,336	25,983,801
MainStay Epoch U.S. All Cap Fund Class I	1,025,578	25,516,377
MainStay Epoch U.S. Equity Yield Fund Class I	163,289	2,415,051
MainStay ICAP Equity Fund Class I	256,795	10,582,514
MainStay ICAP International Fund Class I	903,269	26,050,274
MainStay International Opportunities Fund Class I	3,009,230	22,900,240
MainStay MAP Fund Class I	730,802	26,265,008
MainStay U.S. Equity Opportunities Fund Class I	3,146,196	26,522,433
MainStay VP Absolute Return Multi-Strategy Portfolio Initial Class (a)	7,629,437	66,845,507
MainStay VP Cushing Renaissance Advantage Portfolio Initial Class (a)	400,821	3,252,652
MainStay VP Eagle Small Cap Growth Portfolio Initial Class	1,141,609	13,084,701
MainStay VP Emerging Markets Equity Portfolio Initial Class (a)	2,578,076	18,305,426
MainStay VP Epoch U.S. Small Cap Portfolio Initial Class (a)	2,250,224	26,921,231
MainStay VP International Equity Portfolio Initial Class	589,110	8,238,749
MainStay VP Large Cap Growth Portfolio Initial Class (a)	1,208,662	24,076,386
MainStay VP Mid Cap Core Portfolio Initial Class (a)	2,058,481	27,468,149
MainStay VP Small Cap Core Portfolio Initial Class (a)	698,086	7,003,341
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class (a)	2,312,914	29,473,188

Total Equity Funds (Cost $431,676,674)		408,374,693

Fixed Income Funds 46.7%
IQ Enhanced Core Plus Bond U.S. ETF (a)	1,340,145	27,191,542
MainStay High Yield Opportunities Fund Class I	562,081	5,716,363
MainStay Short Duration High Yield Fund Class I (a)	2,247,338	21,731,756
MainStay Total Return Bond Fund Class I	2,677,055	28,537,401
MainStay VP Bond Portfolio Initial Class (a)	14,742,286	221,580,943

	Shares	Value
Fixed Income Funds (continued)
MainStay VP Floating Rate Portfolio Initial Class (a)	5,527,484	$49,244,845
MainStay VP High Yield Corporate Bond Portfolio Initial Class (a)	5,874,036	57,972,241
MainStay VP PIMCO Real Return Portfolio Initial Class (a)	451,815	3,880,355
MainStay VP Unconstrained Bond Portfolio Initial Class (a)	2,500,629	24,156,875

Total Fixed Income Funds (Cost $433,552,735)		440,012,321

Total Affiliated Investment Companies (Cost $865,229,409)		848,387,014

	Principal Amount
Short-Term Investment 2.4%
Repurchase Agreement 2.4%
Fixed Income Clearing Corp. 0.03%, dated 6/30/16 due 7/1/16 Proceeds at Maturity $20,992,290 (Collateralized by a Federal National Mortgage Association security with a rate of 1.375% and a maturity date of 11/15/16, with a Principal Amount of $21,280,000 and a Market Value of $21,413,000)	$20,992,273	20,992,273

Total Short-Term Investment (Cost $20,992,273)		20,992,273

Total Investments (Cost $886,221,682) (b)	99.5%	869,379,287
Other Assets, Less Liabilities	0.5	4,058,269
Net Assets	100.0%	$873,437,556

†	Percentages indicated are based on Portfolio net assets.

(a)	The Portfolio’s ownership exceeds 5% of the outstanding shares of the Underlying Portfolio’s/Fund’s share class. (See Note 3)

(b)	As of June 30, 2016, cost was $889,928,845 for federal income tax purposes and net unrealized depreciation was as follows:

Gross unrealized appreciation	$12,010,238
Gross unrealized depreciation	(32,559,796)

Net unrealized depreciation	$(20,549,558)

The following abbreviation is used in the preceding pages:

ETF—Exchange-Traded Fund

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-123

Portfolio of Investments June 30, 2016 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$408,374,693	$—	$—	$408,374,693
Fixed Income Funds	440,012,321	—	—	440,012,321
Short-Term Investment
Repurchase Agreement	—	20,992,273	—	20,992,273

Total Investments in Securities	$848,387,014	$20,992,273	$—	$869,379,287

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2016, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of June 30, 2016, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-124	MainStay VP Conservative Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2016 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $865,229,409)	$848,387,014
Repurchase agreement, at value (identified cost $20,992,273)	20,992,273
Receivables:
Investment securities sold	7,941,832
Fund shares sold	637,799
Dividends and interest	17
Other assets	3,977

Total assets	877,962,912

Liabilities
Payables:
Investment securities purchased	3,785,501
Fund shares redeemed	489,672
NYLIFE Distributors (See Note 3)	175,345
Shareholder communication	55,426
Professional fees	12,641
Trustees	1,693
Custodian	236
Accrued expenses	4,842

Total liabilities	4,525,356

Net assets	$873,437,556

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$80,285
Additional paid-in capital	901,199,891

901,280,176
Undistributed net investment income	22,558,745
Accumulated net realized gain (loss) on investments	(33,558,970)
Net unrealized appreciation (depreciation) on investments	(16,842,395)

Net assets	$873,437,556

Initial Class
Net assets applicable to outstanding shares	$16,065,108

Shares of beneficial interest outstanding	1,459,925

Net asset value per share outstanding	$11.00

Service Class
Net assets applicable to outstanding shares	$857,372,448

Shares of beneficial interest outstanding	78,825,033

Net asset value per share outstanding	$10.88

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-125

Statement of Operations for the six months ended June 30, 2016 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$3,157,795
Interest	2,628

Total income	3,160,423

Expenses
Distribution and service—Service Class (See Note 3)	1,062,721
Shareholder communication	62,491
Professional fees	32,069
Trustees	11,411
Custodian	6,352
Miscellaneous	13,340

Total expenses	1,188,384

Net investment income (loss)	1,972,039

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on affiliated investment company transactions	(25,200,398)
Net change in unrealized appreciation (depreciation) on investments	44,874,805

Net realized and unrealized gain (loss) on investments	19,674,407

Net increase (decrease) in net assets resulting from operations	$21,646,446

M-126	MainStay VP Conservative Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2016 (Unaudited) and the year ended December 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,972,039	$17,417,889
Net realized gain (loss) on affiliated investment company transactions	(25,200,398)	20,114,522
Net change in unrealized appreciation (depreciation) on investments	44,874,805	(53,903,227)

Net increase (decrease) in net assets resulting from operations	21,646,446	(16,370,816)

Dividends and distributions to shareholders:
From net investment income:
Initial Class	—	(388,216)
Service Class	—	(19,859,044)

	—	(20,247,260)

From net realized gain on investments:
Initial Class	—	(954,331)
Service Class	—	(54,181,359)

	—	(55,135,690)

Total dividends and distributions to shareholders	—	(75,382,950)

Capital share transactions:
Net proceeds from sale of shares	47,473,447	157,159,911
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	75,382,950
Cost of shares redeemed	(111,946,456)	(136,575,203)

Increase (decrease) in net assets derived from capital share transactions	(64,473,009)	95,967,658

Net increase (decrease) in net assets	(42,826,563)	4,213,892

Net Assets
Beginning of period	916,264,119	912,050,227

End of period	$873,437,556	$916,264,119

Undistributed net investment income at end of period	$22,558,745	$20,586,706

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-127

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,
	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$10.71		$11.85	$12.47	$11.62	$11.35	$11.34

Net investment income (loss) (a)	0.04		0.24	0.25	0.24	0.28	0.28
Net realized and unrealized gain (loss) on investments	0.25		(0.41)	0.28	1.24	0.93	0.03

Total from investment operations	0.29		(0.17)	0.53	1.48	1.21	0.31

Less dividends and distributions:
From net investment income	—		(0.28)	(0.32)	(0.31)	(0.26)	(0.25)
From net realized gain on investments	—		(0.69)	(0.83)	(0.32)	(0.68)	(0.05)

Total dividends and distributions	—		(0.97)	(1.15)	(0.63)	(0.94)	(0.30)

Net asset value at end of period	$11.00		$10.71	$11.85	$12.47	$11.62	$11.35

Total investment return	2.71	%(b)(c)	(1.41%)	4.29%	13.03%	10.69%	2.90%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.71	%††	2.01%	1.99%	1.96%	2.34%	2.44%
Net expenses (d)	0.03	%††	0.03%	0.03%	0.03%	0.03%	0.04%
Portfolio turnover rate	24%		40%	47%	56%	53%	62%
Net assets at end of period (in 000’s)	$16,065		$16,171	$15,669	$14,971	$12,866	$9,472

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Service Class
	Six months ended June 30,		Year ended December 31,
	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$10.60		$11.73	$12.37	$11.54	$11.28	$11.28

Net investment income (loss) (a)	0.02		0.21	0.22	0.21	0.24	0.25
Net realized and unrealized gain (loss) on investments	0.26		(0.40)	0.26	1.23	0.93	0.03

Total from investment operations	0.28		(0.19)	0.48	1.44	1.17	0.28

Less dividends and distributions:
From net investment income	—		(0.25)	(0.29)	(0.29)	(0.23)	(0.23)
From net realized gain on investments	—		(0.69)	(0.83)	(0.32)	(0.68)	(0.05)

Total dividends and distributions	—		(0.94)	(1.12)	(0.61)	(0.91)	(0.28)

Net asset value at end of period	$10.88		$10.60	$11.73	$12.37	$11.54	$11.28

Total investment return	2.64	%(b)	(1.65%)	4.03%	12.75%	10.42%	2.65%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.45	%††	1.84%	1.78%	1.73%	2.07%	2.23%
Net expenses (c)	0.28	%††	0.28%	0.28%	0.28%	0.28%	0.29%
Portfolio turnover rate	24%		40%	47%	56%	53%	62%
Net assets at end of period (in 000’s)	$857,372		$900,093	$896,381	$838,989	$680,119	$518,788

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

M-128	MainStay VP Conservative Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Convertible Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2016

Class	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	2.00%	–2.87%	6.20%	6.94%	0.62%
Service Class Shares	1.87	–3.12	5.94	6.67	0.87
Service 2 Class Shares[4]	1.82	–3.21	5.83	6.57	0.97

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
BofA Merrill Lynch All U.S. Convertibles Index[2]	2.01%	–4.46%	7.15%	6.42%
Average Lipper Convertible Securities Fund[3]	0.92	–5.28	4.75	4.88

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
3.	The Average Lipper Convertible Securities Fund is representative of funds that invest primarily in convertible bonds and/or convertible preferred stock. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.
4.	Performance for Service 2 Class shares, first offered April 26, 2016, includes the historical performance of Initial Class Shares through June 3, 2003 adjusted to reflect the fees and expenses of Service 2 Class shares.

M-129

Cost in Dollars of a $1,000 Investment in MainStay VP Convertible Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2016 to June 30, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2016, to June 30, 2016. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

June 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/16	Ending Account Value (Based on Actual Returns and Expenses) 6/30/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/16	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,020.00	$3.16	$1,021.70	$3.17

Service Class Shares	$1,000.00	$1,018.70	$4.42	$1,020.50	$4.42

Service 2 Class Shares[2,3]	$1,000.00	$998.30	$1.77	$1,007.20	$1.77

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.63% for Initial Class, 0.88% for Service Class, and 0.98% for Service 2 Class) multiplied by the average account value over the period, divided by 366 and multiplied by 182 for Initial Class and Service Class (to reflect the six-month period) and 66 days for Service 2 Class (to reflect the since-inception period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses paid during the period reflect ongoing costs for the period from inception through June 30, 2016. Had these shares been offered for the full six-month period ended June 30, 2016, and had the Portfolio provided a hypothetical 5% annualized return, expenses paid during the period would have been $4.92 for Service 2 Class and the ending account value would have been $1,020.00 for Service 2 Class.
3.	The inception date for Service 2 Class shares was April 26, 2016.

M-130	MainStay VP Convertible Portfolio

Portfolio Composition as of June 30, 2016 (Unaudited)

See Portfolio of Investments beginning on page M-134 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of June 30, 2016 (excluding short-term investment) (Unaudited)

1.	Priceline Group, Inc. (The), 0.35%–1.00%, due 3/15/18–6/15/20
2.	Danaher Corp., (zero coupon), due 1/22/21
3.	Xilinx, Inc., 2.625%, due 6/15/17
4.	Macquarie Infrastructure Corp., 2.875%, due 7/15/19
5.	Teleflex, Inc., 3.875%, due 8/1/17
6.	Microchip Technology, Inc., 1.625%, due 2/15/25
7.	Hess Corp.
8.	Air Lease Corp., 3.875%, due 12/1/18
9.	BioMarin Pharmaceutical, Inc., 0.75%, due 10/15/18
10.	NXP Semiconductors N.V., 1.00%, due 12/1/19

M-131

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio manager Edward Silverstein, CFA, of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP Convertible Portfolio perform relative to its benchmark and peers for the six months ended June 30, 2016?

For the six months ended June 30, 2016, MainStay VP Convertible Portfolio returned 2.00% for Initial Class shares, 1.87% for Service Class shares and 1.82% for Service 2 Class shares.1 Over the same period, all share classes underperformed the 2.01% return of the BofA Merrill Lynch All U.S. Convertibles Index,2 which is the Portfolio’s benchmark. All share classes outperformed the 0.92% return of the Average Lipper2 Convertible Securities Fund for the six months ended June 30, 2016.

What factors affected the Portfolio’s relative performance during the reporting period?

During the reporting period, the Portfolio’s return was closely in line with that of the benchmark. The Portfolio increased its weighting in the energy sector, which enhanced performance as the commodity environment improved meaningfully and crude oil prices rallied during the reporting period. The Portfolio’s purchase of convertible preferred shares of crude oil producer Hess and a sharp increase in the price of Whiting Petroleum convertible notes helped the Portfolio’s performance during the reporting period. On the other hand, exposure to XPO Logistics and Air Lease weighed on performance during the reporting period. The convertible bonds of XPO Logistics declined after the company reported first-quarter earnings that were largely in line with expectations but showed virtually no free cash flow generation. In addition, following Great Britain’s decision to exit the European Union, investors took a dimmer view of the company, as XPO generates approximately one-third of its revenue from Europe following the company’s 2015 acquisition of French trucking and logistics company Norbert Detressangle. The convertible bonds of Air Lease declined as concern that with airlines on much more solid financial footing, some may no longer need to lease aircraft and instead may choose to own them outright. Investors were also concerned that higher fuel prices and the risk of reduced transatlantic travel resulting from fears of terrorism and from slow economic growth in Europe would hurt Air Lease’s airline customers and reduce the number of leased aircraft.

What was the Portfolio’s duration3 strategy during the reporting period?

Convertible bond prices tend to vary with changes in the price of the underlying equity security rather than with changes in interest rates. For this reason, duration does not guide decisions regarding the Portfolio’s convertible security holdings. At the end of the reporting period, the effective duration of the Portfolio was 3.36 years.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

As convertible bond performance is largely determined by the performance of the underlying equity security, our decision-making process is guided by our analysis of the underlying equity and whether the convertible security is likely to participate in the equity’s upside and provide some measure of protection on the downside. Our equity analysis looks at the health and prospects of the underlying business, the strength of management, financial stability and valuation. That said, there were no specific factors or risks that led to any significant Portfolio decisions, other than increasing the Portfolio’s energy weighting, as mentioned earlier.

During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s performance and which market segments were particularly weak?

Positions in the energy and consumer staples sectors were the Portfolio’s best performers. In energy, convertible preferred shares of Hess were the Portfolio’s second-strongest performer in terms of dollars earned. Hess benefited from improved investor sentiment as the price of West Texas crude oil surged from $26 per barrel in mid-February to more than $45 per barrel at the end of the reporting period. The Portfolio also experienced gains in two other energy-related holdings: Helix Energy and Southwestern Energy. Helix’s bonds rose as investors’ confidence in the company grew and the company’s convertible bonds rose over 30% during the reporting period. The convertible preferred shares of Southwestern Energy rose during the reporting period, even though most of the company’s revenue comes from the sale of natural

1.	Please refer to page M-129 for more information on Service 2 Class shares.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

M-132	MainStay VP Convertible Portfolio

gas. (Natural gas prices in the United States remained depressed despite the rise in crude oil prices during the reporting period.)

In the consumer staples sector, convertible bonds of consumer products company Jarden and convertible preferred shares of consumer products companies Post Holdings and Tyson Foods were among the Portfolio’s best performers. The common shares and convertible bonds of Jarden rose during the reporting period after the company agreed to be acquired by household products company Newell Rubbermaid to form Newell Brands. Food processing companies Post Holdings and Tyson Foods rose during the reporting period after the companies reported several consecutive quarters of better-than-expected sales and earnings.

Convertible bonds of several health care–related companies were poor performers during the reporting period, as investors shunned the sector in the wake of concerns about Canadian drug company Valeant Pharmaceuticals International and general concerns about valuations in the biotechnology industry. Convertible bonds of BioMarin, Gilead Sciences and Teva Pharmaceutical Industries and convertible preferred shares of Allergan were poor performers during the reporting period. In addition to general industry weakness, BioMarin declined after the Federal Drug Administration rejected the company’s drug candidate for muscular dystrophy. Allergan bonds declined after new U.S. Treasury rules forced the company to abandon its planned merger with Pfizer.

In the information technology sector, convertible bonds of Micron Technology were weak performers, as investors became increasingly concerned that a glut of low-end commodity chips would weigh on pricing. Convertible bonds of Microchip and Xilinx were weak performers after both companies reported earnings and provided disappointing forward guidance.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, noteworthy purchases included convertible preferred shares of oil and gas producer Hess and software developer ServiceNow. The Portfolio also increased its position in Medicare health management organization (HMO) Molina Healthcare. All were purchased because we believed they had attractive valuations and strong fundamentals.

During the reporting period, several large holdings were sold from the Portfolio. We sold the Portfolio’s position in biotechnology company Gilead Sciences shortly before the bonds were due to mature and convert into cash. In addition, the convertible bonds of consumer products company Jarden Corp. were converted into cash and common shares of Newell Brands after Jarden was acquired by Newell Rubbermaid, forming Newell Brands. We sold the common shares of Newell from the Portfolio following receipt of the shares. In addition, we trimmed the Portfolio’s positions in semiconductor companies Micron Technology and NVIDIA Corp. because we believed that in each case, the company’s common shares reflected the full value of the company. In addition, we sold the Portfolio’s position in convertible bonds of InvenSense, a manufacturer of electromechanical gyroscopes, as we were concerned about deteriorating fundamentals at the company.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio decreased its weightings in the financials, health care and information technology sectors. Over the same period, the Portfolio increased its weightings in the industrials, consumer staples, energy and consumer discretionary sectors. The Portfolio’s weightings in the utilities, materials and telecommunication services sectors were relatively unchanged during the reporting period.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2016, the Portfolio held overweight positions relative to the BofA Merrill Lynch U.S. All Convertibles Index in the consumer discretionary, energy and industrials sectors. As of the same date, the Portfolio held underweight positions relative to the Index in in the financials and utilities sectors and held neutrally weighted positions in the telecommunication services, information technology, health care and materials sectors.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-133

Portfolio of Investments June 30, 2016 (Unaudited)

	Principal Amount	Value
Convertible Securities 91.9%† Convertible Bonds 75.0%
Auto Manufacturers 1.8%
Fiat Chrysler Automobiles N.V. 7.875%, due 12/15/16	$5,124,700	$3,081,226
Wabash National Corp. 3.375%, due 5/1/18	5,944,000	7,441,145

		10,522,371

Biotechnology 6.0%
♦BioMarin Pharmaceutical, Inc. 0.75%, due 10/15/18	13,105,000	14,620,266
Illumina, Inc. (zero coupon), due 6/15/19	2,699,000	2,641,646
0.50%, due 6/15/21	7,153,000	7,179,824
Intercept Pharmaceuticals, Inc. 3.25%, due 7/1/23	5,052,000	5,052,000
Ionis Pharmaceuticals, Inc. 1.00%, due 11/15/21	2,993,000	2,123,159
Medicines Co. (The) 1.375%, due 6/1/17	2,787,000	3,745,031

		35,361,926

Commercial Services 3.9%
Carriage Services, Inc. 2.75%, due 3/15/21	4,631,000	5,461,686
♦Macquarie Infrastructure Corp. 2.875%, due 7/15/19	15,467,000	17,738,715

		23,200,401

Computers 1.4%
SanDisk Corp. 0.50%, due 10/15/20	7,726,000	8,353,884

Finance—Leasing Companies 2.5%
♦Air Lease Corp. 3.875%, due 12/1/18	12,427,000	15,059,971

Health Care—Products 6.6%
♦Danaher Corp. (zero coupon), due 1/22/21	6,483,000	19,027,605
Hologic, Inc. 2.00%, due 3/1/42 (a)	2,384,000	3,063,440
♦Teleflex, Inc. 3.875%, due 8/1/17	5,964,000	17,228,505

		39,319,550

Health Care—Services 3.1%
Anthem, Inc. 2.75%, due 10/15/42	4,852,000	8,857,932

	Principal Amount	Value
Health Care—Services (continued)
Molina Healthcare, Inc. 1.625%, due 8/15/44	$8,742,000	$9,534,244

		18,392,176

Home Builders 1.1%
Lennar Corp. 3.25%, due 11/15/21	3,454,000	6,800,063

Insurance 1.3%
MGIC Investment Corp. 2.00%, due 4/1/20	3,752,000	4,183,480
Radian Group, Inc. 2.25%, due 3/1/19	3,014,000	3,456,681

		7,640,161

Internet 6.0%
♦Priceline Group, Inc. (The) 0.35%, due 6/15/20	7,553,000	8,893,657
1.00%, due 3/15/18	8,317,000	11,586,621
Twitter, Inc. 0.25%, due 9/15/19	9,402,000	8,661,592
WebMD Health Corp. 1.50%, due 12/1/20	2,620,000	3,338,863
2.625%, due 6/15/23 (b)	3,379,000	3,313,532

		35,794,265

Machinery—Diversified 1.5%
Chart Industries, Inc. 2.00%, due 8/1/18	9,728,000	9,101,760

Media 0.7%
Liberty Media Corp. 1.375%, due 10/15/23	3,916,000	3,908,658

Oil & Gas Services 5.6%
Helix Energy Solutions Group, Inc. 3.25%, due 3/15/32	10,543,000	9,396,449
JPMorgan Chase & Co. (Convertible into Schlumberger, Ltd.) (zero coupon), due 5/3/17 (b)(c)	10,185,000	14,187,705
Newpark Resources, Inc. 4.00%, due 10/1/17	1,577,000	1,470,553
SEACOR Holdings, Inc. 2.50%, due 12/15/27	1,751,000	1,720,357
Weatherford International, Ltd. 5.875%, due 7/1/21	6,037,000	6,576,557

		33,351,621

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of June 30, 2016, excluding short-term investment. May be subject to change daily.

M-134	MainStay VP Convertible Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Convertible Bonds (continued)
Pharmaceuticals 2.7%
Array BioPharma, Inc. 3.00%, due 6/1/20	$1,951,000	$1,659,569
Depomed, Inc. 2.50%, due 9/1/21	7,442,000	9,009,471
Teva Pharmaceutical Finance Co. LLC 0.25%, due 2/1/26	4,333,000	5,451,456

		16,120,496

Real Estate Investment Trusts 1.5%
SL Green Operating Partnership, L.P. 3.00%, due 10/15/17 (b)	6,391,000	8,707,738

Semiconductors 14.1%
Lam Research Corp. 1.25%, due 5/15/18	4,539,000	6,621,266
♦Microchip Technology, Inc. 1.625%, due 2/15/25	14,914,000	16,582,504
Micron Technology, Inc. 3.00%, due 11/15/43	5,775,000	4,439,531
NVIDIA Corp. 1.00%, due 12/1/18	3,272,000	7,640,120
♦NXP Semiconductors N.V. 1.00%, due 12/1/19	13,018,000	14,214,029
ON Semiconductor Corp. 1.00%, due 12/1/20	8,174,000	7,346,382
2.625%, due 12/15/26	5,466,000	5,698,305
Rambus, Inc. 1.125%, due 8/15/18	2,076,000	2,415,945
♦Xilinx, Inc. 2.625%, due 6/15/17	11,775,000	19,009,266

		83,967,348

Software 11.3%
Bottomline Technologies, Inc. 1.50%, due 12/1/17	5,946,000	6,001,744
Citrix Systems, Inc. 0.50%, due 4/15/19	2,999,000	3,351,382
CSG Systems International, Inc. 4.25%, due 3/15/36 (b)	1,195,000	1,263,713
Medidata Solutions, Inc. 1.00%, due 8/1/18	11,423,000	12,436,791
Proofpoint, Inc. 0.75%, due 6/15/20	1,386,000	1,494,281
1.25%, due 12/15/18	2,561,000	4,291,276
Red Hat, Inc. 0.25%, due 10/1/19	7,259,000	8,837,832
Salesforce.com, Inc. 0.25%, due 4/1/18	8,471,000	10,964,651
ServiceNow, Inc. (zero coupon), due 11/1/18	6,556,000	7,326,330

	Principal Amount	Value
Software (continued)
Verint Systems, Inc. 1.50%, due 6/1/21	$12,098,000	$11,077,231

		67,045,231

Transportation 3.9%
Atlas Air Worldwide Holdings, Inc. 2.25%, due 6/1/22	3,996,000	3,893,603
Echo Global Logistics, Inc. 2.50%, due 5/1/20	7,629,000	7,242,782
XPO Logistics, Inc. 4.50%, due 10/1/17	7,586,000	12,260,872

		23,397,257

Total Convertible Bonds (Cost $425,054,979)		446,044,877

	Shares
Convertible Preferred Stocks 16.9%
Chemicals 1.4%
A. Schulman, Inc. 6.00%	11,643	8,266,530

Food 2.4%
Post Holdings, Inc. 3.75%	41,824	7,522,548
Tyson Foods, Inc. 4.75%	87,752	6,483,118

		14,005,666

Hand & Machine Tools 1.0%
Stanley Black & Decker, Inc. 6.25%	50,521	5,865,488

Insurance 0.3%
Maiden Holdings, Ltd. Series B 7.25%	40,993	1,947,167

Mining 0.3%
Alcoa, Inc. 5.375%	59,015	1,939,823

Oil & Gas 3.3%
♦Hess Corp. 8.00%	201,906	15,300,437
Sanchez Energy Corp. Series A 4.875%	23,784	516,410
Southwestern Energy Co. Series B 6.25%	129,303	3,892,020

		19,708,867

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-135

Portfolio of Investments June 30, 2016 (Unaudited) (continued)

	Shares	Value
Convertible Preferred Stocks (continued)
Pharmaceuticals 3.5%
Allergan PLC Series A 5.50%	12,145	$10,124,315
Teva Pharmaceutical Industries, Ltd. 7.00%	13,044	10,787,388

		20,911,703

Real Estate Investment Trusts 4.0%
American Tower Corp. Series A 5.25%	93,532	10,522,350
Crown Castle International Corp. Series A 4.50%	92,863	11,246,174
Welltower, Inc. Series I 6.50%	26,800	1,817,040

		23,585,564

Telecommunications 0.7%
T-Mobile U.S., Inc. 5.50%	60,081	4,421,361

Total Convertible Preferred Stocks (Cost $97,198,512)		100,652,169

Total Convertible Securities (Cost $522,253,491)		546,697,046

Common Stocks 3.7%
Aerospace & Defense 0.6%
United Technologies Corp.	35,244	3,614,272

Airlines 0.9%
Delta Air Lines, Inc.	147,180	5,361,768

Auto Manufacturers 0.3%
General Motors Co.	72,307	2,046,288

Banks 0.6%
Bank of America Corp.	267,678	3,552,087

Internet 0.4%
Expedia, Inc.	22,319	2,372,510

Oil & Gas 0.0%‡
Sanchez Energy Corp. (d)	1,818	12,835

Oil & Gas Services 0.9%
Baker Hughes, Inc.	38,643	1,743,958
Halliburton Co.	73,392	3,323,924

		5,067,882

Total Common Stocks (Cost $24,994,103)		22,027,642

	Number of Warrants	Value
Warrants 0.0%‡
Auto Manufacturers 0.0%‡
General Motors Co. Strike Price $18.33 Expires 7/10/19 (d)	634	$6,619

Total Warrants (Cost $234)		6,619

	Principal Amount
Short-Term Investment 2.2%
Repurchase Agreement 2.2%
Fixed Income Clearing Corp. 0.03%, dated 6/30/16 due 7/1/16 Proceeds at Maturity $13,006,061 (Collateralized by a United States Treasury Note with a rate of 1.625% and a maturity date of 7/31/19, with a Principal Amount of $12,845,000 and a Market Value of $13,270,773)	$13,006,050	13,006,050

Total Short-Term Investment (Cost $13,006,050)		13,006,050

Total Investments (Cost $560,253,878) (e)	97.8%	581,737,357
Other Assets, Less Liabilities	2.2	12,799,661
Net Assets	100.0%	$594,537,018

‡	Less than one-tenth of a percent.

(a)	Step coupon—Rate shown was the rate in effect as of June 30, 2016.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Synthetic Convertible Bond—Security structured by an investment bank that provides exposure to a specific company’s stock. As of June 30, 2016, the total market value of this security was $14,187,705, which represented 2.4% of the Portfolio’s net assets.

(d)	Non-income producing security.

(e)	As of June 30, 2016, cost was $568,235,598 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$57,911,913
Gross unrealized depreciation	(44,410,154)

Net unrealized appreciation	$13,501,759

M-136	MainStay VP Convertible Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Convertible Securities
Convertible Bonds	$—	$446,044,877	$—	$446,044,877
Convertible Preferred Stocks (b)	92,613,211	8,038,958	—	100,652,169

Total Convertible Securities	92,613,211	454,083,835	—	546,697,046

Common Stocks	22,027,642	—	—	22,027,642
Warrants	6,619	—	—	6,619
Short-Term Investment
Repurchase Agreement	—	13,006,050	—	13,006,050

Total Investments in Securities	$114,647,472	$467,089,885	$—	$581,737,357

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 2 securities valued at $7,522,548 and $516,410 are held in Food and Oil & Gas, respectively, within the Convertible Preferred Stocks section of the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2016, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of June 30, 2016, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-137

Statement of Assets and Liabilities as of June 30, 2016 (Unaudited)

Assets
Investment in securities, at value (identified cost $560,253,878)	$581,737,357
Receivables:
Investment securities sold	16,950,753
Dividends and interest	1,564,994
Fund shares sold	245,005
Other assets	2,621

Total assets	600,500,730

Liabilities
Payables:
Investment securities purchased	5,066,493
Fund shares redeemed	442,188
Manager (See Note 3)	290,165
NYLIFE Distributors (See Note 3)	94,092
Shareholder communication	35,386
Professional fees	27,957
Custodian	4,338
Trustees	1,066
Accrued expenses	2,027

Total liabilities	5,963,712

Net assets	$594,537,018

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$51,046
Additional paid-in capital	549,252,806

549,303,852
Distributions in excess of net investment income	(7,800,630)
Accumulated net realized gain (loss) on investments	31,550,317
Net unrealized appreciation (depreciation) on investments	21,483,479

Net assets	$594,537,018

Initial Class
Net assets applicable to outstanding shares	$138,042,210

Shares of beneficial interest outstanding	11,783,825

Net asset value per share outstanding	$11.71

Service Class
Net assets applicable to outstanding shares	$456,290,695

Shares of beneficial interest outstanding	39,244,600

Net asset value per share outstanding	$11.63

Service 2 Class
Net assets applicable to outstanding shares	$204,113

Shares of beneficial interest outstanding	17,556

Net asset value per share outstanding	$11.63

M-138	MainStay VP Convertible Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2016 (Unaudited)

Investment Income (Loss)
Income
Interest	$3,821,832
Dividends (a)	2,511,842

Total income	6,333,674

Expenses
Manager (See Note 3)	1,718,001
Distribution and service—Service Class (See Note 3)	554,871
Distribution and service—Service 2 Class (See Note 3)	16
Professional fees	41,956
Shareholder communication	40,755
Trustees	7,446
Custodian	4,687
Miscellaneous	11,290

Total expenses	2,379,022

Net investment income (loss)	3,954,652

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	8,228,186
Net change in unrealized appreciation (depreciation) on investments	(1,478,210)

Net realized and unrealized gain (loss) on investments	6,749,976

Net increase (decrease) in net assets resulting from operations	$10,704,628

(a)	Dividends recorded net of foreign withholding taxes in the amount of $61,830.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-139

Statements of Changes in Net Assets

for the six months ended June 30, 2016 (Unaudited) and the year ended December 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$3,954,652	$5,654,651
Net realized gain (loss) on investments	8,228,186	38,178,125
Net change in unrealized appreciation (depreciation) on investments	(1,478,210)	(53,603,933)

Net increase (decrease) in net assets resulting from operations	10,704,628	(9,771,157)

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(4,357,391)	(4,133,683)
Service Class	(13,868,032)	(11,475,645)
Service 2 Class	(163)	—

	(18,225,586)	(15,609,328)

From net realized gain on investments:
Initial Class	—	(11,416,416)
Service Class	—	(36,364,540)

	—	(47,780,956)

Total dividends and distributions to shareholders	(18,225,586)	(63,390,284)

Capital share transactions:
Net proceeds from sale of shares	20,589,252	76,215,496
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	18,225,586	63,390,284
Cost of shares redeemed	(40,581,816)	(81,245,284)

Increase (decrease) in net assets derived from capital share transactions	(1,766,978)	58,360,496

Net increase (decrease) in net assets	(9,287,936)	(14,800,945)

Net Assets
Beginning of period	603,824,954	618,625,899

End of period	$594,537,018	$603,824,954

Undistributed (distributions in excess of) net investment income at end of period	$(7,800,630)	$6,470,304

M-140	MainStay VP Convertible Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,
	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$11.86		$13.41	$13.38	$11.70	$11.09	$11.96

Net investment income (loss) (a)	0.09		0.14	0.16	0.17	0.25	0.29
Net realized and unrealized gain (loss) on investments	0.13		(0.32)	0.88	2.73	0.75	(0.88)

Total from investment operations	0.22		(0.18)	1.04	2.90	1.00	(0.59)

Less dividends and distributions:
From net investment income	(0.37)		(0.36)	(0.45)	(0.32)	(0.35)	(0.28)
From net realized gain on investments	—		(1.01)	(0.56)	(0.90)	(0.04)	—

Total dividends and distributions	(0.37)		(1.37)	(1.01)	(1.22)	(0.39)	(0.28)

Net asset value at end of period	$11.71		$11.86	$13.41	$13.38	$11.70	$11.09

Total investment return	2.00	%(b)	(1.33%)	7.98%	25.35%	9.13%	(4.75%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.56	%††	1.08%	1.21%	1.29%	2.12%	2.43%
Net expenses	0.63	%††	0.62%	0.63%	0.64%	0.64%	0.65%
Portfolio turnover rate	24%		58%	55%	77%	69%	80%
Net assets at end of period (in 000’s)	$138,042		$142,942	$158,220	$160,947	$149,653	$173,777

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.

	Service Class
	Six months ended June 30,		Year ended December 31,
	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$11.77		$13.32	$13.27	$11.61	$11.01	$11.89

Net investment income (loss) (a)	0.07		0.11	0.13	0.13	0.22	0.26
Net realized and unrealized gain (loss) on investments	0.15		(0.32)	0.86	2.73	0.74	(0.88)

Total from investment operations	0.22		(0.21)	0.99	2.86	0.96	(0.62)

Less dividends and distributions:
From net investment income	(0.36)		(0.33)	(0.38)	(0.30)	(0.32)	(0.26)
From net realized gain on investments	—		(1.01)	(0.56)	(0.90)	(0.04)	—

Total dividends and distributions	(0.36)		(1.34)	(0.94)	(1.20)	(0.36)	(0.26)

Net asset value at end of period	$11.63		$11.77	$13.32	$13.27	$11.61	$11.01

Total investment return	1.87	%(b)	(1.57%)	7.71%	25.04%	8.86%	(4.99%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.31	%††	0.84%	0.97%	1.01%	1.87%	2.19%
Net expenses	0.88	%††	0.87%	0.88%	0.89%	0.89%	0.90%
Portfolio turnover rate	24%		58%	55%	77%	69%	80%
Net assets at end of period (in 000’s)	$456,291		$460,883	$460,406	$418,817	$315,937	$314,759

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-141

Financial Highlights selected per share data and ratios

	Service 2 Class
	April 26, 2016** Through June 30,
	2016*
Net asset value at beginning of period	$11.63

Net investment income (loss) (a)	0.03
Net realized and unrealized gain (loss) on investments	0.01

Total from investment operations	0.04

Less dividends:
From net investment income	(0.04)

Net asset value at end of period	$11.63

Total investment return (b)	(0.17%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.26	% ††
Net expenses	0.98	% ††
Portfolio turnover rate	24%
Net assets at end of period (in 000’s)	$204

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.

M-142	MainStay VP Convertible Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Cornerstone Growth Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2016

Class	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	–4.98%	–6.39%	7.52%	5.02%	0.74%
Service Class Shares	–5.10	–6.62	7.25	4.76	0.99

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Russell 1000® Growth Index[2]	1.36%	3.02%	12.35%	8.78%
S&P 500® Index[2]	3.84	3.99	12.10	7.42
Average Lipper Variable Products Multi-Cap Growth Portfolio[3]	–1.86	–4.76	9.38	7.32

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
3.	The Average Lipper Variable Products Multi-Cap Growth Portfolio is representative of portfolios that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap growth portfolios typically have above-average characteristics compared to the S&P SuperComposite 1500 Index. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-143

Cost in Dollars of a $1,000 Investment in MainStay VP Cornerstone Growth Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2016 to June 30, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2016, to June 30, 2016. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

June 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/16	Ending Account Value (Based on Actual Returns and Expenses) 6/30/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/16	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$950.20	$3.59	$1,021.20	$3.72

Service Class Shares	$1,000.00	$949.00	$4.80	$1,019.90	$4.97

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.74% for Initial Class and 0.99% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-144	MainStay VP Cornerstone Growth Portfolio

Industry Composition as of June 30, 2016 (Unaudited)

Internet Software & Services	15.1%
Biotechnology	10.1
Software	7.6
Specialty Retail	6.4
Media	6.2
Internet & Catalog Retail	5.8
Oil, Gas & Consumable Fuels	5.5
Capital Markets	5.3
Health Care Providers & Services	3.3
Trading Companies & Distributors	3.3
IT Services	3.1
Textiles, Apparel & Luxury Goods	3.0
Banks	2.9
Household Durables	2.8

Hotels, Restaurants & Leisure	2.6%
Pharmaceuticals	2.6
Semiconductors & Semiconductor Equipment	2.5
Building Products	2.3
Road & Rail	1.8
Food Products	1.7
Airlines	1.4
Health Care Technology	1.4
Diversified Financial Services	0.9
Beverages	0.6
Short-Term Investment	0.5
Other Assets, Less Liabilities	1.3

100.0%

See Portfolio of Investments beginning on page M-149 for specific holdings within these categories.

Top Ten Holdings as of June 30, 2016 (excluding short-term investment) (Unaudited)

1.	Amazon.com, Inc.

2.	Home Depot, Inc. (The)

3.	Alphabet, Inc. (Google) Class A

4.	Facebook, Inc. Class A

5.	Salesforce.com, Inc.
6.	Anadarko Petroleum Corp.

7.	Gilead Sciences, Inc.

8.	Envision Healthcare Holdings, Inc.

9.	Pandora Media, Inc.

10.	Mobileye N.V.

M-145

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio manager Thomas G. Kamp, CFA, of Cornerstone Capital Management LLC (“Cornerstone”), the Portfolio’s Subadvisor.

How did MainStay VP Cornerstone Growth Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2016?

For the six months ended June 30, 2016, MainStay VP Cornerstone Growth Portfolio returned –4.98% for Initial Class shares and –5.10% for Service Class shares. Both share classes underperformed the 1.36% return of the Russell 1000® Growth Index,1 which is the Portfolio’s primary benchmark. Both share classes underperformed the 3.84% return of the S&P 500® Index,1 which is a secondary benchmark of the Portfolio and the –1.86% return of the Average Lipper1 Variable Products Multi-Cap Growth Portfolio for the six months ended June 30, 2016.

Were there any changes to the Portfolio during the reporting period?

At a meeting held on June 21–22, 2016, the Board of Trustees (“Board”) of MainStay VP Funds Trust approved, among other related proposals: (i) modifications of the Portfolio’s principal investment strategies, investment process and principal risks; (ii) lowering the contractual management fee at certain levels and introducing a new management fee breakpoint; and (iii) the appointment of Cornerstone Capital Management Holdings LLC to manage the Portfolio’s assets on an interim basis, and the related interim subadvisory agreement. These changes took effect on or about July 29, 2016. The Board also approved the longer-term appointment of the new subadvisor and the adoption of a subadvisory agreement so that Cornerstone Capital Management Holdings LLC may serve as subadvisor to the Portfolio on an uninterrupted basis following the expiration of the interim subadvisory agreement, subject to shareholder approval. Shareholders will subsequently be asked to vote to approve the new subadvisory agreement to take effect upon the expiration of the interim subadvisory agreement. For more information on these changes, see the Supplement dated June 24, 2016.

What factors affected the Portfolio’s relative performance during the reporting period?

An important factor affecting the relative performance of the Portfolio during the reporting period was market volatility. We have already experienced two “risk-off” environments and at least one “risk-on” environment during 2016. Although we anticipated greater volatility than the market has seen since 2009, the volatility during the first half of 2016 has surprised many investors by its speed and magnitude. This volatility hurt relative performance. Individual stock selection was the other main driver of the Portfolio’s underperformance during the reporting period.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

During the reporting period, energy, industrials and a zero weight in utilities made the strongest positive sector contributions relative to the Russell 1000® Growth Index. (Contributions take weightings and total returns into account.) The Portfolio’s weakest-contributing sectors relative to the Index were health care, financials and information technology.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

During the reporting period, technology hardware, storage & peripherals company Apple was the strongest positive contributor to the Portfolio’s absolute performance, followed by health care technology company HMS Holdings and software company Mobileye N.V.

Apple was a positive contributor because the Portfolio maintained a materially underweight position relative to the Russell 1000® Growth Index. The company guided its fiscal third-quarter 2016 results well below consensus estimates. We continued to evaluate our position because Apple announced that it would launch a new iPhone in September 2016.

The recovery in HMS Holdings was boosted by the announcement in April 2016 that the company had entered into a settlement with PCG. Under terms of the agreement, PCG is not allowed to compete for any third-party liability services, including the New Jersey contract that HMS lost to PCG last year, for seven years.

Mobileye rallied as details of the company’s fully autonomous vehicle production programs, scheduled for launch in 2019–2021, were released. BMW, Intel and Mobileye announced a collaboration to create a fully autonomous vehicle by 2021, turning a potential scale competitor (Intel) into a partner. We believe that we may hear about more production programs for fully autonomous vehicles throughout 2016, which we believe may solidify Mobileye’s lead in machine vision

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

M-146	MainStay VP Cornerstone Growth Portfolio

for the next generation of autonomous vehicles in 2020 and beyond.

Pharmaceutical company Alexion was the most substantial detractor from the Portfolio’s absolute performance, followed by pharmaceutical company Perrigo and biotechnology company Puma.

Concerns about Alexion’s Latin American exposure hurt the stock’s performance after sales in that region missed first-quarter 2016 estimates. Latin America accounts for 10% of the company’s revenues. While macroeconomic conditions remained weak in Latin America, Alexion has already reduced 2016 revenue estimates in the region by 20% to 30% to reflect this weakness.

Perrigo’s shares continued to decline during the reporting period as the company reported a rapid erosion in the fundamentals of its generics business. In addition, Perrigo’s longstanding CEO, Joe Papa, left the company to join Valeant Pharmaceuticals International. These setbacks came after a shortfall in the fourth quarter of 2015 from weakness in the company’s Branded Consumer Healthcare segment (formerly Omega). Perrigo’s stock price was pummeled after the company managed to fend off an acquisition by Mylan.

Puma’s severe weakness over the last year resulted from a loss of investor faith in the viability of the company’s breast cancer drug Neratinib. This change in sentiment has been magnified by the bear market in biotechnology stocks, especially pipeline stocks with rich valuations.

Did the Portfolio make any significant purchases or sales during the reporting period?

Among the Portfolio’s significant purchases were software company Mobileye N.V.; leisure company Royal Caribbean Cruises; and textiles, apparel & luxury goods company Coach.

Mobileye has rallied as its automated vehicle plans have been released and the company’s collaboration with BMW and Intel has solidified. Royal Caribbean Cruises underperformed during the reporting period, primarily because of the Brexit referendum. The company reported a strong first-quarter 2016, with earnings per share of $0.57, well above consensus earnings and earlier guidance. Net yields grew 7% in constant currency compared with 4% guidance and 4.1% consensus estimates. Net cruise costs ex-fuel were in line with guidance. The Portfolio initially established a position in Coach on the belief that consensus estimates for the coming two years were too low.

After a solid fiscal third-quarter report in March of 2016, earnings-per-share estimates rose by about 4%. The Portfolio initiated its position in Coach ahead of the company’s March 2016 report. When the shares sold off in conjunction with softer-than-expected U.S. department store consensus, we took advantage of the weakness to build a full position. We anticipated a strong fiscal fourth quarter in June of 2016.

Significant sales during the reporting period included beverage company Coca-Cola, software company Microsoft and sports apparel company Nike.

We exited the Portfolio’s position in Coca-Cola as the market accepted our view that a rational competitive operating environment in North America would support greater price/mix growth. Since we believed that the multiple was now “full” and the earnings growth outlook was at best in the single-digit range, we felt it prudent to reallocate the capital toward reward-to-risk opportunities that we believed were more promising.

We exited the Portfolio’s Microsoft position following the announced acquisition of LinkedIn for approximately $27 billion. While we were encouraged by Microsoft’s willingness to evolve its business model with an increased focused on higher-margin software-as-a-service applications, we were also concerned that the company was paying a significant premium for an asset with decelerating growth and potential margin degradation relative to Wall Street expectations.

We eliminated the Portfolio’s position in Nike after the release of fiscal fourth-quarter results in May 2016, as our views became challenged in the near term. We had expected the Nike narrative to shift toward gross margin outperformance in fiscal 2017 until new Olympic innovation and basketball products helped reaccelerate the company’s topline. With domestic inventory still elevated and foreign exchange headwinds, the likelihood of reaccelerating gross margins in fiscal 2017 appeared to diminish. When our model began to look increasingly similar to consensus estimates over the coming 12 months, we eliminated the Portfolio’s position.

How did the Portfolio’s sector weightings change during the reporting period?

The Portfolio increased its exposure relative to the Russell 1000® Growth Index in the consumer discretionary, energy and health care sectors. Over the same period, the Portfolio decreased its exposure relative to the Index in the consumer staples, materials and industrials sectors.

M-147

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2016, the Portfolio was positioned in a relatively neutral stance—with 43 stocks, the top 25 of which represented 76.6% of net assets. As of the same date, the Portfolio’s beta2 was 1.16, which we consider a neutral level based on the Portfolio’s history.

As of June 30, 2016, the Portfolio held an overweight position relative to the Russell 2000® Growth Index in the consumer discretionary sector, which was more than offset by an underweight position in consumer staples. As of the same date, the Portfolio held overweight positions in energy and financials and underweight positions in materials, industrials and information technology. At the end of the reporting period, the Portfolio’s largest positions were in Amazon, Home Depot, Alphabet (Google), Facebook, Salesforce.com, Gilead Sciences and Anadarko Petroleum.

2.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-148	MainStay VP Cornerstone Growth Portfolio

Portfolio of Investments June 30, 2016 (Unaudited)

	Shares	Value
Common Stocks 98.2%†
Airlines 1.4%
Delta Air Lines, Inc.	150,019	$5,465,192

Banks 2.9%
First Republic Bank	167,152	11,698,969

Beverages 0.6%
Constellation Brands, Inc. Class A	14,626	2,419,140

Biotechnology 10.1%
Alexion Pharmaceuticals, Inc. (a)	93,785	10,950,337
♦Gilead Sciences, Inc.	164,060	13,685,885
Puma Biotechnology, Inc. (a)	136,595	4,069,165
Vertex Pharmaceuticals, Inc. (a)	130,870	11,257,437

		39,962,824

Building Products 2.3%
Masco Corp.	295,263	9,135,437

Capital Markets 5.3%
Affiliated Managers Group, Inc. (a)	67,379	9,484,942
Ameriprise Financial, Inc.	30,449	2,735,843
Charles Schwab Corp. (The)	354,587	8,974,597

		21,195,382

Diversified Financial Services 0.9%
CME Group, Inc.	35,973	3,503,770

Food Products 1.7%
Pinnacle Foods, Inc.	141,848	6,566,144

Health Care Providers & Services 3.3%
♦Envision Healthcare Holdings, Inc. (a)	519,657	13,183,698

Health Care Technology 1.4%
HMS Holdings Corp. (a)	315,345	5,553,225

Hotels, Restaurants & Leisure 2.6%
Royal Caribbean Cruises, Ltd.	155,848	10,465,193

Household Durables 2.8%
PulteGroup, Inc.	570,287	11,114,894

Internet & Catalog Retail 5.8%
♦Amazon.com, Inc. (a)	32,400	23,186,088

	Shares	Value
Internet Software & Services 15.1%
♦Alphabet, Inc. (Google) Class A (a)	23,538	$16,559,689
CoStar Group, Inc. (a)	43,005	9,403,473
Criteo S.A., Sponsored ADR (a)	108,921	5,001,652
♦Facebook, Inc. Class A (a)	140,487	16,054,855
♦Pandora Media, Inc. (a)	1,035,407	12,890,817

		59,910,486

IT Services 3.1%
Alliance Data Systems Corp. (a)	36,338	7,119,341
Visa, Inc. Class A	67,397	4,998,836

		12,118,177

Media 6.2%
CBS Corp. Class B	135,417	7,372,101
Grupo Televisa S.A.B., Sponsored ADR	204,015	5,312,551
Walt Disney Co. (The)	121,389	11,874,272

		24,558,924

Oil, Gas & Consumable Fuels 5.5%
♦Anadarko Petroleum Corp.	263,632	14,038,404
Devon Energy Corp.	112,319	4,071,564
Hess Corp.	64,816	3,895,441

		22,005,409

Pharmaceuticals 2.6%
Perrigo Co. PLC	114,546	10,385,886

Road & Rail 1.8%
J.B. Hunt Transport Services, Inc.	86,596	7,008,214

Semiconductors & Semiconductor Equipment 2.5%
NXP Semiconductors N.V. (a)	124,478	9,751,607

Software 7.6%
Imperva, Inc. (a)	76,614	3,295,168
♦Mobileye N.V. (a)	258,679	11,935,449
♦Salesforce.com, Inc. (a)	188,789	14,991,735

		30,222,352

Specialty Retail 6.4%
♦Home Depot, Inc. (The)	136,904	17,481,272
Ross Stores, Inc.	138,148	7,831,610

		25,312,882

Textiles, Apparel & Luxury Goods 3.0%
Coach, Inc.	245,147	9,987,289
VF Corp.	30,589	1,880,917

		11,868,206

Trading Companies & Distributors 3.3%
Fastenal Co.	89,963	3,993,458

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of June 30, 2016, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-149

Portfolio of Investments June 30, 2016 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Trading Companies & Distributors (continued)
HD Supply Holdings, Inc. (a)	266,281	$9,271,904

		13,265,362

Total Common Stocks (Cost $387,579,974)		389,857,461

	Principal Amount
Short-Term Investment 0.5%
Repurchase Agreement 0.5%
Fixed Income Clearing Corp. 0.03%, dated 6/30/16 due 7/1/16 Proceeds at Maturity $2,013,236 (Collateralized by a United States Treasury Note with a rate of 1.375% and a maturity date of 4/30/20, with a Principal Amount of $2,015,000 and a Market Value of $2,055,300)	$2,013,234	2,013,234

Total Short-Term Investment (Cost $2,013,234)		2,013,234

Total Investments (Cost $389,593,208) (b)	98.7%	391,870,695
Other Assets, Less Liabilities	1.3	5,027,749
Net Assets	100.0%	$396,898,444
(a)	Non-income producing security.

(b)	As of June 30, 2016, cost was $391,602,907 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$41,597,590
Gross unrealized depreciation	(41,329,802)

Net unrealized appreciation	$267,788

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$389,857,461	$—	$—	$389,857,461
Short-Term Investment
Repurchase Agreement	—	2,013,234	—	2,013,234

Total Investments in Securities	$389,857,461	$2,013,234	$—	$391,870,695

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2016, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of June 30, 2016, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-150	MainStay VP Cornerstone Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2016 (Unaudited)

Assets
Investment in securities, at value (identified cost $389,593,208)	$391,870,695
Receivables:
Investment securities sold	10,253,963
Dividends and interest	188,796
Fund shares sold	28,895
Other assets	1,869

Total assets	402,344,218

Liabilities
Payables:
Investment securities purchased	4,949,796
Manager (See Note 3)	231,880
Fund shares redeemed	201,052
Shareholder communication	26,029
Professional fees	19,160
NYLIFE Distributors (See Note 3)	12,509
Custodian	2,286
Trustees	745
Accrued expenses	2,317

Total liabilities	5,445,774

Net assets	$396,898,444

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$16,038
Additional paid-in capital	361,649,804

361,665,842
Undistributed net investment income	375,959
Accumulated net realized gain (loss) on investments	32,579,156
Net unrealized appreciation (depreciation) on investments	2,277,487

Net assets	$396,898,444

Initial Class
Net assets applicable to outstanding shares	$337,016,190

Shares of beneficial interest outstanding	13,595,184

Net asset value per share outstanding	$24.79

Service Class
Net assets applicable to outstanding shares	$59,882,254

Shares of beneficial interest outstanding	2,442,772

Net asset value per share outstanding	$24.51

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-151

Statement of Operations for the six months ended June 30, 2016 (Unaudited)

Investment Income (Loss)
Income
Dividends	$1,361,291
Interest	481

Total income	1,361,772

Expenses
Manager (See Note 3)	1,381,923
Distribution and service—Service Class (See Note 3)	74,486
Professional fees	30,530
Shareholder communication	28,907
Custodian	5,389
Trustees	5,279
Miscellaneous	8,712

Total expenses	1,535,226

Net investment income (loss)	(173,454)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(65,753)
Net change in unrealized appreciation (depreciation) on investments	(21,690,726)

Net realized and unrealized gain (loss) on investments	(21,756,479)

Net increase (decrease) in net assets resulting from operations	$(21,929,933)

M-152	MainStay VP Cornerstone Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2016 (Unaudited) and the year ended December 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(173,454)	$549,413
Net realized gain (loss) on investments	(65,753)	34,666,952
Net change in unrealized appreciation (depreciation) on investments	(21,690,726)	(23,253,205)

Net increase (decrease) in net assets resulting from operations	(21,929,933)	11,963,160

Distributions to shareholders:
From net realized gain on investments:
Initial Class	—	(50,986,613)
Service Class	—	(8,328,367)

Total distributions to shareholders	—	(59,314,980)

Capital share transactions:
Net proceeds from sale of shares	6,541,355	18,523,684
Net asset value of shares issued to shareholders in reinvestment of distributions	—	59,314,980
Cost of shares redeemed	(22,237,756)	(65,850,968)

Increase (decrease) in net assets derived from capital share transactions	(15,696,401)	11,987,696

Net increase (decrease) in net assets	(37,626,334)	(35,364,124)

Net Assets
Beginning of period	434,524,778	469,888,902

End of period	$396,898,444	$434,524,778

Undistributed net investment income at end of period	$375,959	$549,413

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-153

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,
	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$26.09		$29.42	$34.19	$27.64	$24.14	$24.62

Net investment income (loss)	(0.01	)(a)	0.04 (a)	0.01 (a)	0.19 (a)	0.31	0.12
Net realized and unrealized gain (loss) on investments	(1.29)		0.58	2.63	6.62	3.30	(0.48)

Total from investment operations	(1.30)		0.62	2.64	6.81	3.61	(0.36)

Less dividends and distributions:
From net investment income	—		—	(0.23)	(0.26)	(0.11)	(0.12)
From net realized gain on investments	—		(3.95)	(7.18)	—	—	—

Total dividends and distributions	—		(3.95)	(7.41)	(0.26)	(0.11)	(0.12)

Net asset value at end of period	$24.79		$26.09	$29.42	$34.19	$27.64	$24.14

Total investment return	(4.98	%)(b)	2.58%	8.81%	24.71%	14.94%	(1.37%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.05	%)††	0.15%	0.02%	0.61%	1.04%	0.40%
Net expenses	0.74	% ††	0.73%	0.73%	0.71%	0.65%	0.66%
Portfolio turnover rate	43%		112%	88%	164%	42%	97%
Net assets at end of period (in 000’s)	$337,016		$370,679	$405,444	$522,795	$368,442	$361,067

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.

	Service Class
	Six months ended June 30,		Year ended December 31,
	2016*		2015		2014		2013	2012	2011
Net asset value at beginning of period	$25.83		$29.24		$34.03		$27.52	$24.04	$24.52

Net investment income (loss)	(0.04	)(a)	(0.03	)(a)	(0.08	)(a)	0.11 (a)	0.22	0.04
Net realized and unrealized gain (loss) on investments	(1.28)		0.57		2.61		6.59	3.31	(0.46)

Total from investment operations	(1.32)		0.54		2.53		6.70	3.53	(0.42)

Less dividends and distributions:
From net investment income	—		—		(0.14)		(0.19)	(0.05)	(0.06)
From net realized gain on investments	—		(3.95)		(7.18)		—	—	—

Total dividends and distributions	—		(3.95)		(7.32)		(0.19)	(0.05)	(0.06)

Net asset value at end of period	$24.51		$25.83		$29.24		$34.03	$27.52	$24.04

Total investment return	(5.11	%)(b)(c)	2.33%		8.54%		24.40%	14.66%	(1.62%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.30	%)††	(0.09%)		(0.23%)		0.36%	0.82%	0.15%
Net expenses	0.99	% ††	0.98%		0.98%		0.96%	0.90%	0.91%
Portfolio turnover rate	43%		112%		88%		164%	42%	97%
Net assets at end of period (in 000’s)	$59,882		$63,846		$64,445		$63,898	$53,369	$44,646

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

M-154	MainStay VP Cornerstone Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Cushing Renaissance Advantage Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2016

Class	Six Months	One Year	Since Inception (5/1/15)	Gross Expense Ratio[1]
Initial Class Shares	6.99%	–14.86%	–15.81%	1.35%
Service Class Shares	6.88	–15.05	–15.99	1.60

Benchmark Performance	Six Months	One Year	Since Inception (5/1/15)
S&P 500® Index[2]	3.84%	3.99%	2.81%
Average Lipper Variable Products Alternative Other Portfolio[3]	3.27	–1.41	–2.79

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
3.	The Average Lipper Variable Products Alternative Other Portfolio is representative of portfolios that, by prospectus language, seek total returns through the use of alternative investment strategies. These strategies include but are not limited to equity market neutral, long/short equity, global macro, event driven, credit focus or through the use of several different hedge-like strategies. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns with all dividend and capital gain distributions reinvested.

M-155

Cost in Dollars of a $1,000 Investment in MainStay VP Cushing Renaissance Advantage Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2016 to June 30, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2016, to June 30, 2016. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

June 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/16	Ending Account Value (Based on Actual Returns and Expenses) 6/30/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/16	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,069.90	$7.00	$1,018.10	$6.82

Service Class Shares	$1,000.00	$1,068.80	$8.28	$1,016.80	$8.07

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (1.36% for Initial Class and 1.61% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-156	MainStay VP Cushing Renaissance Advantage Portfolio

Industry Composition as of June 30, 2016 (Unaudited)

Oil, Gas & Consumable Fuels	49.7%
Road & Rail	10.4
Machinery	8.6
Chemicals	8.2
Energy Equipment & Services	3.6
Containers & Packaging	3.1
Air Freight & Logistics	2.4

Construction Materials	2.2%
Trading Companies & Distributors	1.9
Independent Power & Renewable Electricity Producers	0.9
Commercial Services & Supplies	0.4
Short-Term Investment	9.7
Other Assets, Less Liabilities	–1.1

100.0%

See Portfolio of Investments beginning on page M-160 for specific holdings within these categories.

Top Ten Holdings as of June 30, 2016 (excluding short-term investment) (Unaudited)

1.	Sunoco Logistics Partners, L.P.

2.	Golar LNG, Ltd.

3.	Pioneer Natural Resources Co.

4.	NGL Energy Partners, L.P.

5.	Axalta Coating Systems, Ltd.
6.	Sealed Air Corp.

7.	MPLX, L.P.

8.	CSX Corp.

9.	Targa Resources Corp.

10.	Ryder System, Inc.

M-157

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jerry V. Swank, Matthew A. Lemme, CFA, and Saket Kumar of Cushing® Asset Management, LP, the Portfolio’s Subadvisor.

How did MainStay VP Cushing® Renaissance Advantage Portfolio perform relative to its primary benchmark and peers for the six months ended June 30, 2016?

For the six months ended June 30, 2016, MainStay VP Cushing Renaissance Advantage Portfolio returned 6.99% for Initial Class shares and 6.88% for Service Class shares. Over the same period, both share classes outperformed the 3.84% return of the S&P 500® Index,1 which is the Portfolio’s primary benchmark. Both share classes also outperformed the 3.27% return of the Average Lipper1 Variable Products Alternative Other Portfolio for the six months ended June 30, 2016.

What factors affected the Portfolio’s performance relative to the S&P 500® Index during the reporting period?

During the reporting period, the Portfolio’s outperformance of the S&P 500® Index resulted primarily from the Portfolio’s larger exposure to the energy sector relative to the broadly diversified constituents of the benchmark. The energy sector performed better than the S&P 500® Index during the reporting period, and the Portfolio’s higher relative weighting in that sector resulted in better performance than the index.

Which market segments were the strongest contributors to the Portfolio’s performance, and which market segments were particularly weak?

The market segments with the largest contributions to Portfolio’s performance were midstream master limited partnerships (MLPs), exploration & production (E&P) and oil services companies. (Contributions take weightings and total returns into account.) The weakest performing market segments during the reporting period were refiners, chemicals and industrial companies.

During the reporting period, which individual holdings made the strongest contributions to the Portfolio’s absolute performance and which holdings detracted the most?

The best-performing holdings in the Portfolio during the reporting period were midstream MLP NGL Energy Partners, L.P., E&P company Energen Corp. and liquefied natural gas shipping company GasLog Partners, L.P. Although each of these companies had a different business model, each rallied when crude oil prices improved. The Portfolio purchased its positions in each of these companies after the crude oil market downturn and benefited from the recovery in commodity prices.

The most substantial detractors from the Portfolio’s performance included refiner Marathon Petroleum, chemical company Westlake Chemical and shipping company Capital Product Partners. Each of these companies had specific issues that led to negative performance. Marathon’s affiliate company MPLX, cut its guidance for growth, which meant less cash flow to its parent company Marathon. Westlake announced a proposed acquisition of chemicals company Axiall, which hurt Westlake’s performance. Capital Product Partners announced a distribution cut, which stemmed from financing and customer liquidity issues.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio’s largest purchases during the reporting period were newly initiated positions in railroad company Norfolk Southern and midstream MLP NGL Energy Partners, L.P. The Portfolio purchased its position in Norfolk Southern because of the company’s renewed focus on margins and exposure to potentially attractive end markets, such as automobiles. The Portfolio added NGL Energy Partners seeking to benefit from improved operations after the company’s announced partnership with Oaktree Capital Management. The Portfolio’s largest sales during the reporting period were the divestiture of multi-utilities Sempra Energy and Dominion Resources on concerns that performance would be negatively affected if interest rates rose.

How did the Portfolio’s subsector weightings change during the reporting period?

The Portfolio’s largest subsector increases were in E&P and midstream MLPs. These purchases were company-specific, as we identified companies that we believed were oversold during the 2016 market sell-off. During the reporting period, the Portfolio sold chemicals and utility companies that had been relative outperformers during the same market sell-off.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

M-158	MainStay VP Cushing Renaissance Advantage Portfolio

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2016, the Portfolio held positions in companies that were less sensitive to crude oil prices: transportation, midstream, industrial and materials names accounted for approximately 55% of the Portfolio’s exposure. As of the same date, we had selectively increased the Portfolio’s exposure to E&P companies that we believed had been incorrectly priced for bankruptcy in early 2016.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-159

Portfolio of Investments June 30, 2016 (Unaudited)

	Shares	Value
Common Stocks 77.3%†
Air Freight & Logistics 2.4%
XPO Logistics, Inc. (a)	61,017	$1,602,306

Chemicals 8.2%
♦Axalta Coating Systems, Ltd. (a)	78,514	2,082,976
Celanese Corp. Series A	10,142	663,794
LyondellBasell Industries N.V. Class A	9,846	732,739
PPG Industries, Inc.	4,297	447,533
Westlake Chemical Corp.	37,180	1,595,766

		5,522,808

Commercial Services & Supplies 0.4%
Team, Inc. (a)	12,184	302,529

Construction Materials 2.2%
Summit Materials, Inc. Class A (a)	71,690	1,466,777

Containers & Packaging 3.1%
♦Sealed Air Corp.	45,278	2,081,430

Energy Equipment & Services 3.6%
Baker Hughes, Inc.	20,867	941,728
Exterran Corp. (a)	14,474	185,991
Independence Contract Drilling, Inc. (a)	38,357	208,278
Weatherford International PLC (a)	197,415	1,095,653

		2,431,650

Independent Power & Renewable Electricity Producers 0.9%
Dynegy, Inc. (a)	34,208	589,746

Machinery 8.6%
Flowserve Corp.	19,810	894,818
ITT Corp.	31,535	1,008,489
ITT, Inc.	32,393	1,035,928
Pentair PLC	26,328	1,534,659
Wabtec Corp.	18,253	1,281,908

		5,755,802

Oil, Gas & Consumable Fuels 35.6%
Antero Resources Corp. (a)	40,778	1,059,413
Cheniere Energy, Inc. (a)	18,727	703,199
Devon Energy Corp.	38,458	1,394,103
Energen Corp.	27,135	1,308,178
GasLog, Ltd.	21,484	278,862
♦Golar LNG, Ltd.	197,043	3,054,167
Marathon Petroleum Corp.	35,178	1,335,357
Newfield Exploration Co. (a)	16,328	721,371
PBF Energy, Inc. Class A	96	2,283
PDC Energy, Inc. (a)	18,581	1,070,451

	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Phillips 66	8,636	$685,180
♦Pioneer Natural Resources Co.	18,920	2,860,893
Range Resources Corp.	30,365	1,309,946
Scorpio Tankers, Inc.	290,844	1,221,545
Synergy Resources Corp. (a)	185,305	1,234,131
♦Targa Resources Corp.	41,936	1,767,183
Teekay Corp.	131,319	936,305
Western Refining, Inc.	37,422	772,016
Whiting Petroleum Corp. (a)	86,343	799,536
Williams Cos., Inc. (The)	65,448	1,415,640

		23,929,759

Road & Rail 10.4%
♦CSX Corp.	68,940	1,797,955
Knight Transportation, Inc.	27,008	717,873
Norfolk Southern Corp.	17,855	1,519,996
Old Dominion Freight Line, Inc. (a)	21,364	1,288,463
♦Ryder System, Inc.	27,170	1,661,174

		6,985,461

Trading Companies & Distributors 1.9%
MRC Global, Inc. (a)	90,556	1,286,801

Total Common Stocks (Cost $53,039,167)		51,955,069

MLPs and Related Companies 14.1%
Oil, Gas & Consumable Fuels 14.1%
Energy Transfer Equity, L.P.	43,313	622,408
GasLog Partners, L.P.	121	2,297
♦MPLX, L.P.	57,666	1,939,307
♦NGL Energy Partners, L.P.	132,607	2,561,967
♦Sunoco Logistics Partners, L.P.	117,289	3,372,059
Williams Partners, L.P.	28,085	972,864

Total MLPs and Related Companies (Cost $8,452,875)		9,470,902

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of June 30, 2016, excluding short-term investment. May be subject to change daily.

M-160	MainStay VP Cushing Renaissance Advantage Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Short-Term Investment 9.7%
Repurchase Agreement 9.7%
Fixed Income Clearing Corp. 0.03%, dated 6/30/16 due 7/1/16 Proceeds at Maturity $6,546,514 (Collateralized by a United States Treasury Note with a rate of 0.125% and a maturity date of 4/15/20, with a Principal Amount of $6,400,000 and a Market Value of $6,680,000)	$6,546,509	$6,546,509

Total Short-Term Investment (Cost $6,546,509)		6,546,509

Total Investments (Cost $68,038,551) (b)	101.1%	67,972,480
Other Assets, Less Liabilities	(1.1)	(741,174)
Net Assets	100.0%	$67,231,306
(a)	Non-income producing security.

(b)	As of June 30, 2016, cost was $69,389,634 for federal income tax purposes and net unrealized depreciation was as follows:

Gross unrealized appreciation	$2,501,847
Gross unrealized depreciation	(3,919,001)

Net unrealized depreciation	$(1,417,154)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$51,955,069	$—	$—	$51,955,069
MLPs and Related Companies	9,470,902	—	—	9,470,902
Short-Term Investment
Repurchase Agreement	—	6,546,509	—	6,546,509

Total Investments in Securities	$61,425,971	$6,546,509	$—	$67,972,480

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2016, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of June 30, 2016, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-161

Statement of Assets and Liabilities as of June 30, 2016 (Unaudited)

Assets
Investment in securities, at value (identified cost $68,038,551)	$67,972,480
Receivables:
Investment securities sold	4,001,517
Fund shares sold	64,275
Dividends and interest	17,638
Other assets	240

Total assets	72,056,150

Liabilities
Payables:
Investment securities purchased	4,730,054
Manager (See Note 3)	66,029
Professional fees	16,053
Shareholder communication	6,315
NYLIFE Distributors (See Note 3)	2,854
Custodian	2,649
Fund shares redeemed	529
Trustees	100
Accrued expenses	261

Total liabilities	4,824,844

Net assets	$67,231,306

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$8,288
Additional paid-in capital	91,792,019

91,800,307
Undistributed net investment income	526,596
Accumulated net realized gain (loss) on investments and foreign currency transactions	(25,029,526)
Net unrealized appreciation (depreciation) on investments	(66,071)

Net assets	$67,231,306

Initial Class
Net assets applicable to outstanding shares	$49,008,763

Shares of beneficial interest outstanding	6,039,292

Net asset value per share outstanding	$8.11

Service Class
Net assets applicable to outstanding shares	$18,222,543

Shares of beneficial interest outstanding	2,248,913

Net asset value per share outstanding	$8.10

M-162	MainStay VP Cushing Renaissance Advantage Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2016 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$958,799
Interest	839

Total income	959,638

Expenses
Manager (See Note 3)	388,219
Professional fees	21,888
Distribution and service—Service Class (See Note 3)	11,843
Shareholder communication	4,217
Custodian	3,739
Trustees	875
Miscellaneous	2,261

Total expenses	433,042

Net investment income (loss)	526,596

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(5,237,708)
Foreign currency transactions	61

Net realized gain (loss) on investments and foreign currency transactions	(5,237,647)

Net change in unrealized appreciation (depreciation) on investments	9,356,943

Net realized and unrealized gain (loss) on investments and foreign currency transactions	4,119,296

Net increase (decrease) in net assets resulting from operations	$4,645,892

(a)	Dividends recorded net of foreign withholding taxes in the amount of $4,112.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-163

Statements of Changes in Net Assets

for the six months ended June 30,2016 (unaudited) and the period May 1, 2015 (inception date) through December 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$526,596	$428,821
Net realized gain (loss) on investments and foreign currency transactions	(5,237,647)	(19,791,916)
Net change in unrealized appreciation (depreciation) on investments	9,356,943	(9,423,014)

Net increase (decrease) in net assets resulting from operations	4,645,892	(28,786,109)

Dividends to shareholders:
From net investment income:
Initial Class	—	(398,814)
Service Class	—	(33,856)

Total dividends to shareholders	—	(432,670)

Capital share transactions:
Net proceeds from sale of shares	24,660,751	154,057,285 (a)
Net asset value of shares issued to shareholders in reinvestment of dividends	—	432,670
Cost of shares redeemed	(26,365,968)	(60,980,545)

Increase (decrease) in net assets derived from capital share transactions	(1,705,217)	93,509,410

Net increase (decrease) in net assets	2,940,675	64,290,631

Net Assets
Beginning of Period	64,290,631	—

End of Period	$67,231,306	$64,290,631

Undistributed net investment income at end of period	$526,596	$—

(a)	Includes in-kind purchases in the amount of $106,860,629 during the period ended December 31, 2015. (See Note 9)

M-164	MainStay VP Cushing Renaissance Advantage Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		May 1, 2015** through December 31,
	2016*		2015
Net asset value at beginning of period	$7.59		$10.00

Net investment income (loss) (a)	0.07		0.04
Net realized and unrealized gain (loss) on investments	0.45		(2.40)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	(0.00	)‡

Total from investment operations	0.52		(2.36)

Less dividends:
From net investment income	—		(0.05)

Net asset value at end of period	$8.11		$7.59

Total investment return (b)	6.85	%(c)	(23.58%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	1.74%		0.60%
Net expenses††	1.36%		1.35%
Portfolio turnover rate	211%		122	% (d)
Net assets at end of period (in 000’s)	$49,009		$58,364

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Portfolio turnover rate is not annualized.

	Service Class
	Six months ended June 30,		May 1, 2015** through December 31,
	2016*		2015
Net asset value at beginning of period	$7.59		$10.00

Net investment income (loss) (a)	0.05		0.02
Net realized and unrealized gain (loss) on investments	0.46		(2.39)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	(0.00	)‡

Total from investment operations	0.51		(2.37)

Less dividends:
From net investment income	—		(0.04)

Net asset value at end of period	$8.10		$7.59

Total investment return (b)	6.72	%(c)	(23.70%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	1.42%		0.37%
Net expenses††	1.61%		1.60%
Portfolio turnover rate	211%		122	% (d)
Net assets at end of period (in 000’s)	$18,223		$5,927

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Portfolio turnover rate is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-165

MainStay VP Eagle Small Cap Growth Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2016

Class	Six Months	One Year	Since Inception (2/17/12)	Gross Expense Ratio[1]
Initial Class Shares	–0.66%	–8.40%	6.56%	0.85%
Service Class Shares	–0.79	–8.63	6.30	1.10

Benchmark Performance	Six Months	One Year	Since Inception (2/17/12)
Russell 2000® Growth Index[2]	–1.59%	–10.75%	9.61%
Average Lipper Variable Products Small-Cap Growth Portfolio[3]	–0.42	–9.76	8.28

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
3.	The Average Lipper Variable Products Small-Cap Growth Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s U.S. Diversified Equity small-cap ceiling. Small-cap growth portfolios typically have above-average characteristics compared to the S&P Small Cap 600® Index. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-166	MainStay VP Eagle Small Cap Growth Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Eagle Small Cap Growth Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2016 to June 30, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2016, to June 30, 2016. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

June 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/16	Ending Account Value (Based on Actual Returns and Expenses) 6/30/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/16	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$993.40	$4.21	$1,020.60	$4.27

Service Class Shares	$1,000.00	$992.10	$5.45	$1,019.40	$5.52

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.85% for Initial Class and 1.10% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-167

Industry Composition as of June 30, 2016 (Unaudited)

Software	11.0%
Biotechnology	7.7
Health Care Equipment & Supplies	6.2
Health Care Providers & Services	5.8
Specialty Retail	5.6
Electronic Equipment, Instruments & Components	4.8
Hotels, Restaurants & Leisure	4.8
Internet Software & Services	4.4
Household Durables	3.5
Building Products	3.4
Machinery	3.3
Chemicals	2.6
Real Estate Investment Trusts	2.6
Construction Materials	2.3
Commercial Services & Supplies	2.1
Pharmaceuticals	2.0
Airlines	1.8
Health Care Technology	1.8
Semiconductors & Semiconductor Equipment	1.8
Aerospace & Defense	1.7
Food & Staples Retailing	1.7
Oil, Gas & Consumable Fuels	1.6

Air Freight & Logistics	1.4%
Life Sciences Tools & Services	1.4
Textiles, Apparel & Luxury Goods	1.4
Banks	1.2
Food Products	1.1
Internet & Catalog Retail	1.1
Distributors	1.0
Diversified Consumer Services	1.0
Road & Rail	1.0
Communications Equipment	0.9
Insurance	0.9
Capital Markets	0.8
Electrical Equipment	0.7
Leisure Products	0.6
Trading Companies & Distributors	0.5
Energy Equipment & Services	0.4
Multiline Retail	0.3
Short-Term Investment	1.1
Other Assets, Less Liabilities	0.7

100.0%

See Portfolio of Investments beginning on page M-171 for specific holdings within these categories.

Top Ten Holdings as of June 30, 2016 (excluding short-term investment) (Unaudited)

1.	Universal Electronics, Inc.

2.	Quaker Chemical Corp.

3.	Genesco, Inc.

4.	Waste Connections, Inc.

5.	JetBlue Airways Corp.
6.	Natus Medical, Inc.

7.	Centene Corp.

8.	Hexcel Corp.

9.	Burlington Stores, Inc.

10.	Coherent, Inc.

M-168	MainStay VP Eagle Small Cap Growth Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Bert L. Boksen, CFA, Eric Mintz, CFA, and Christopher Sassouni of Eagle Asset Management, Inc. (“Eagle”), the Portfolio’s Subadvisor.

How did MainStay VP Eagle Small Cap Growth Portfolio perform relative to its primary benchmark and peers during the six months ended June 30, 2016?

For the six months ended June 30, 2016, MainStay VP Eagle Small Cap Growth Portfolio returned –0.66% for Initial Class shares and –0.79% for Service Class shares. Over the same period, both share classes outperformed the –1.59% return of the Russell 2000® Growth Index,1 which is the Portfolio’s primary benchmark. Both share classes underperformed the –0.42% return of the Average Lipper1 Variable Products Small-Cap Growth Portfolio for the six months ended June 30, 2016.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio’s relative performance was helped by positions in the consumer discretionary sector, including select holdings in the household durables and specialty retail industries. Strong performance in the materials and energy sectors also helped the Portfolio’s performance relative to the Russell 2000® Growth Index. The Portfolio’s holdings in the industrials sector detracted from relative performance, with weakness in the airlines industry. The financials sector also detracted from relative performance during the reporting period.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The consumer discretionary sector provided strong absolute performance and strong returns relative to the Russell 2000® Growth Index. The materials sector was also a solid positive contributor to the Portfolio’s relative returns, with the Portfolio’s positions in the construction materials industry driving positive results. (Contributions take weightings and total returns into account.) The Portfolio’s energy holdings also performed well on a relative basis, with holdings in the oil, gas & consumable fuels industry providing strong performance.

During the reporting period, the Portfolio’s industrials sector holdings were the greatest detractors from performance relative to the Russell 2000® Growth Index. Portfolio holdings in the airlines industry also detracted from relative performance during the reporting period. Soft results from the Portfolio’s financials sector holdings also detracted from relative performance during the reporting period.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

Remote control and associated software producer Universal Electronics was the strongest positive individual contributor to the Portfolio’s performance. The company benefited from increased orders for its next-generation voice-controlled remote control. Clothing retail chain Burlington Stores reported strong results during the reporting period and was another strong contributor to the Portfolio’s absolute performance. The company successfully moved beyond weather-related difficulties at the end of 2015, and we believed that higher minimum wages could benefit the company. Twilio also contributed to the Portfolio’s absolute performance. Twilio provides communications software and services that help integrate voice, text messaging and authentication functionality into smartphone apps and related devices. A leader in its space, the newly public Twilio saw its shares rise sharply at the end of the reporting period as investors sought companies offering meaningful value-added service to developers in an increasingly app-focused consumer environment.

The stocks that detracted the most from the Portfolio’s absolute performance were Ophthotech, Imperva and Cavium. Ophthotech is a biotechnology company focused on developing treatments for eye conditions such as age-related macular degeneration. The Portfolio’s position in the stock detracted from absolute performance when biotechnology stocks in general declined. The Portfolio continued to hold Ophthotech in light of a pivotal Phase III trial due at the end of 2016 for a potential new drug. Imperva sells security software. The company encountered execution issues, primarily in Europe, that led to disappointing earnings results and weak stock performance during the reporting period. We believed that Imperva could resolve these issues and that recent activist-investor involvement could increase the likelihood of Imperva being acquired. Cavium makes semiconductors used in network equipment, such as for security appliances. The company decided to acquire networking infrastructure components provider QLogic, but the announcement was met with initial investor resistance, which pressured the stock.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

M-169

We believed that the acquisition could enable the company to penetrate QLogic’s datacenter customer base with Cavium’s new server-focused product lines, and the Portfolio continued to hold the stock.

Were there other stocks that were particularly noteworthy during the reporting period?

Other strong-performing stocks during the reporting period included cloud-based software provider Demandware and high-end luggage and travel accessories company Tumi Holdings. During the reporting period, Demandware agreed to be acquired by Salesforce.com at a significant premium. Tumi Holdings benefited when the company announced that it would be acquired by Samsonite at a substantial premium.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio purchased a new position in Builders FirstSource, which is a manufacturer of structural and related building products for residential-construction markets. With low housing-inventory levels pushing home prices higher, we saw potential for the company to benefit from new-home construction and older-home repair and remodeling.

The Portfolio also purchased a new position in Ellie Mae, a leading provider of software solutions to help automate and streamline the mortgage-origination process. We believed that the company could benefit as low mortgage rates continued to help support the recovery in the housing market, which remained well below “normalized” levels during the reporting period.

Portola Pharmaceuticals focuses on blood-related diseases. The Portfolio sold its position in the company when one of its potential drugs narrowly missed its target in a Phase III clinical trial and the stock lacked other near-term catalysts. The Portfolio also sold its position in mortgage insurance provider MGIC Investment as the company’s operating environment continued to become more competitive. New entrants weakened pricing trends and raised capital requirements for companies such as MGIC.

How did the Portfolio’s sector weightings change during the reporting period?

Generally speaking, changes in sector weights tend to be a gradual process, primarily resulting from appreciation or depreciation of existing sector holdings. During the reporting period, the Portfolio’s relative weighting in the health care sector shifted from a slight underweight position to one that was modestly overweight. This change was primarily the result of the Russell 2000® Growth Index reconstitution at the end of June, which decreased the primary benchmark’s health care sector weighting. We also saw notable appreciation in the Portfolio’s energy sector position during the reporting period, which augmented the relative weighting within the Portfolio’s energy sector from a slightly overweight posture to one that was modestly overweight, albeit on a small scale given the energy sector’s nominal weighting within the Russell 2000® Growth Index.

During the reporting period, the Portfolio’s relative weight in the financials sector shifted from a modestly underweight position to one that was notably underweight relative to the Russell 2000® Growth Index. The Portfolio’s relative weighting in the industrials sector declined from a modestly overweight position relative to the benchmark to one that was effectively in line with the Index at the end of the reporting period. Both changes were largely a result of the Russell 2000® Growth Index reconstitution at the end of June, which has historically resulted in changes in relative sector weightings between the Portfolio and the Russell 2000® Growth Index.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2016, the Portfolio held overweight positions relative to the Russell 2000® Growth Index in the consumer discretionary, health care and energy sectors. As of the same date, the Portfolio held an underweight position relative to the Index in the financials sector. The underweight position resulted largely from the Russell 2000® Growth Index reconstitution, which increased the benchmark’s weighting in financials. As of June 30, 2016, the Portfolio also had a slightly underweight position relative to the Russell 2000® Growth Index in the information technology sector. Since Russell reconstitutes its indices every June, it is not unusual to see some dispersion in sector weights at the end of the semiannual reporting period.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-170	MainStay VP Eagle Small Cap Growth Portfolio

Portfolio of Investments June 30, 2016 (Unaudited)

	Shares	Value
Common Stocks 98.2% †
Aerospace & Defense 1.7%
♦Hexcel Corp.	145,094	$6,041,714

Air Freight & Logistics 1.4%
Atlas Air Worldwide Holdings, Inc. (a)	40,492	1,677,179
Echo Global Logistics, Inc. (a)	147,055	3,296,973

		4,974,152

Airlines 1.8%
♦JetBlue Airways Corp. (a)	376,433	6,233,730

Banks 1.2%
Synovus Financial Corp.	61,226	1,774,942
UMB Financial Corp.	46,185	2,457,504

		4,232,446

Biotechnology 7.7%
ACADIA Pharmaceuticals, Inc. (a)	53,461	1,735,344
Acceleron Pharma, Inc. (a)	40,976	1,392,364
Acorda Therapeutics, Inc. (a)	104,718	2,670,833
Aimmune Therapeutics, Inc. (a)	111,131	1,202,437
Akebia Therapeutics, Inc. (a)	219,558	1,642,294
Alder Biopharmaceuticals, Inc. (a)	85,578	2,136,883
Atara Biotherapeutics, Inc. (a)	58,362	1,313,729
Edge Therapeutics, Inc. (a)	153,363	1,550,500
Enanta Pharmaceuticals, Inc. (a)	56,023	1,235,307
Neurocrine Biosciences, Inc. (a)	58,809	2,672,869
Novavax, Inc. (a)	298,161	2,167,630
Ophthotech Corp. (a)	76,964	3,927,473
Sage Therapeutics, Inc. (a)	56,292	1,696,078
Sarepta Therapeutics, Inc. (a)	24,981	476,388
Ultragenyx Pharmaceutical, Inc. (a)	23,940	1,170,905

		26,991,034

Building Products 3.4%
Apogee Enterprises, Inc.	50,253	2,329,226
Builders FirstSource, Inc. (a)	275,395	3,098,194
Masonite International Corp. (a)	64,801	4,285,938
PGT, Inc. (a)	218,973	2,255,422

		11,968,780

Capital Markets 0.8%
Stifel Financial Corp. (a)	92,993	2,924,630

Chemicals 2.6%
♦Quaker Chemical Corp.	101,858	9,085,734

Commercial Services & Supplies 2.1%
♦Waste Connections, Inc. (a)	102,138	7,359,043

	Shares	Value
Communications Equipment 0.9%
Finisar Corp. (a)	95,822	$1,677,843
Infinera Corp. (a)	145,167	1,637,484

		3,315,327

Construction Materials 2.3%
Headwaters, Inc. (a)	151,656	2,720,709
Summit Materials, Inc. Class A (a)	267,733	5,477,817

		8,198,526

Distributors 1.0%
Pool Corp.	35,420	3,330,543

Diversified Consumer Services 1.0%
Bright Horizons Family Solutions, Inc. (a)	53,731	3,562,903

Electrical Equipment 0.7%
Thermon Group Holdings, Inc. (a)	134,814	2,589,777

Electronic Equipment, Instruments & Components 4.8%
Cognex Corp.	77,461	3,338,569
♦Coherent, Inc. (a)	63,325	5,811,968
IPG Photonics Corp. (a)	41,427	3,314,160
Orbotech, Ltd. (a)	100,272	2,561,950
Universal Display Corp. (a)	26,211	1,777,106

		16,803,753

Energy Equipment & Services 0.4%
Geospace Technologies Corp. (a)	82,673	1,353,357

Food & Staples Retailing 1.7%
Casey’s General Stores, Inc.	32,166	4,230,151
Natural Grocers by Vitamin Cottage, Inc. (a)	123,940	1,617,417

		5,847,568

Food Products 1.1%
Snyder’s-Lance, Inc.	27,227	922,723
WhiteWave Foods Co. (The) (a)	60,112	2,821,657

		3,744,380

Health Care Equipment & Supplies 6.2%
ABIOMED, Inc. (a)	32,057	3,503,510
♦Natus Medical, Inc. (a)	161,971	6,122,504
NuVasive, Inc. (a)	57,384	3,426,972
STERIS PLC	51,750	3,557,812
West Pharmaceutical Services, Inc.	36,271	2,752,243
Zeltiq Aesthetics, Inc. (a)	80,981	2,213,211

		21,576,252

Health Care Providers & Services 5.8%
Acadia Healthcare Co., Inc. (a)	46,469	2,574,383
Adeptus Health, Inc. Class A (a)	37,072	1,915,140
Air Methods Corp. (a)	83,376	2,987,362

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of June 30, 2016, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-171

Portfolio of Investments June 30, 2016 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Health Care Providers & Services (continued)
♦Centene Corp. (a)	85,046	$6,069,733
HealthSouth Corp.	67,760	2,630,443
Surgery Partners, Inc. (a)	129,036	2,309,744
Team Health Holdings, Inc. (a)	43,685	1,776,669

		20,263,474

Health Care Technology 1.8%
Cotiviti Holdings, Inc. (a)	103,338	2,183,532
HMS Holdings Corp. (a)	227,141	3,999,953

		6,183,485

Hotels, Restaurants & Leisure 4.8%
Belmond, Ltd. Class A (a)	379,797	3,759,990
Bojangles’, Inc. (a)	133,970	2,270,792
Buffalo Wild Wings, Inc. (a)	12,756	1,772,446
Chuy’s Holdings, Inc. (a)	70,599	2,443,432
Cracker Barrel Old Country Store, Inc.	9,471	1,623,992
Jack in the Box, Inc.	15,921	1,367,932
Penn National Gaming, Inc. (a)	135,119	1,884,910
Vail Resorts, Inc.	11,298	1,561,723

		16,685,217

Household Durables 3.5%
♦Universal Electronics, Inc. (a)	167,208	12,085,794

Insurance 0.9%
Enstar Group, Ltd. (a)	18,394	2,979,644

Internet & Catalog Retail 1.1%
Duluth Holdings, Inc. (a)	80,116	1,959,637
HSN, Inc.	40,165	1,965,274

		3,924,911

Internet Software & Services 4.4%
Cornerstone OnDemand, Inc. (a)	115,293	4,388,052
LogMeIn, Inc. (a)	53,329	3,382,658
Twilio, Inc. (a)	48,826	1,782,149
WebMD Health Corp. (a)	56,197	3,265,608
Zillow Group, Inc. Class A (a)	74,736	2,739,074

		15,557,541

Leisure Products 0.6%
Brunswick Corp.	42,553	1,928,502

Life Sciences Tools & Services 1.4%
PAREXEL International Corp. (a)	48,034	3,020,378
PRA Health Sciences, Inc. (a)	46,671	1,948,981

		4,969,359

Machinery 3.3%
Chart Industries, Inc. (a)	59,032	1,424,442
John Bean Technologies Corp.	56,582	3,463,950
Proto Labs, Inc. (a)	29,413	1,693,012

	Shares	Value
Machinery (continued)
WABCO Holdings, Inc. (a)	27,684	$2,535,024
Woodward, Inc.	40,064	2,309,289

		11,425,717

Multiline Retail 0.3%
Ollie’s Bargain Outlet Holdings, Inc. (a)	43,741	1,088,713

Oil, Gas & Consumable Fuels 1.6%
RSP Permian, Inc. (a)	164,982	5,756,222

Pharmaceuticals 2.0%
Dermira, Inc. (a)	63,747	1,864,600
Medicines Co. (The) (a)	43,321	1,456,885
Prestige Brands Holdings, Inc. (a)	64,189	3,556,071

		6,877,556

Real Estate Investment Trusts 2.6%
CubeSmart	72,592	2,241,641
Equity One, Inc.	83,313	2,681,012
GEO Group, Inc. (The)	59,783	2,043,383
Seritage Growth Properties Class A	45,616	2,273,502

		9,239,538

Road & Rail 1.0%
Landstar System, Inc.	52,990	3,638,293

Semiconductors & Semiconductor Equipment 1.8%
Cavium, Inc. (a)	44,838	1,730,747
MKS Instruments, Inc.	53,159	2,289,027
Veeco Instruments, Inc. (a)	140,583	2,328,054

		6,347,828

Software 11.0%
Aspen Technology, Inc. (a)	83,438	3,357,545
Ellie Mae, Inc. (a)	20,914	1,916,768
Gigamon, Inc. (a)	47,296	1,768,397
Guidewire Software, Inc. (a)	84,544	5,221,437
Imperva, Inc. (a)	118,564	5,099,438
Manhattan Associates, Inc. (a)	27,191	1,743,759
Paylocity Holding Corp. (a)	99,945	4,317,624
PTC, Inc. (a)	115,213	4,329,705
RealPage, Inc. (a)	80,515	1,797,900
Tableau Software, Inc. Class A (a)	39,357	1,925,344
Take-Two Interactive Software, Inc. (a)	47,005	1,782,430
Ultimate Software Group, Inc. (The) (a)	25,522	5,367,021

		38,627,368

Specialty Retail 5.6%
♦Burlington Stores, Inc. (a)	88,578	5,909,038
♦Genesco, Inc. (a)	124,476	8,005,052
MarineMax, Inc. (a)	162,761	2,762,054
Vitamin Shoppe, Inc. (a)	97,519	2,981,156

		19,657,300

M-172	MainStay VP Eagle Small Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Textiles, Apparel & Luxury Goods 1.4%
Sequential Brands Group, Inc. (a)	195,173	$1,557,480
Steven Madden, Ltd. (a)	93,926	3,210,391

		4,767,871

Trading Companies & Distributors 0.5%
Air Lease Corp.	66,662	1,785,208

Total Common Stocks (Cost $324,605,014)		343,923,190

	Principal Amount
Short-Term Investment 1.1%
Repurchase Agreement 1.1%
Fixed Income Clearing Corp. 0.03%, dated 6/30/16 due 7/1/16 Proceeds at Maturity $3,868,629 (Collateralized by a United States Treasury Note with a rate of 1.375% and a maturity date of 4/30/20, with a Principal Amount of $3,870,000 and a Market Value of $3,947,400)	$3,868,626	3,868,626

Total Short-Term Investment (Cost $3,868,626)		3,868,626

Total Investments (Cost $328,473,640) (b)	99.3%	347,791,816
Other Assets, Less Liabilities	0.7	2,333,721
Net Assets	100.0%	$350,125,537
(a)	Non-income producing security.

(b)	As of June 30, 2016, cost was $329,213,902 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$52,103,950
Gross unrealized depreciation	(33,526,036)

Net unrealized appreciation	$18,577,914

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$343,923,190	$—	$—	$343,923,190
Short-Term Investment
Repurchase Agreement	—	3,868,626	—	3,868,626

Total Investments in Securities	$343,923,190	$3,868,626	$—	$347,791,816

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2016, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of June 30, 2016, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-173

Statement of Assets and Liabilities as of June 30, 2016 (Unaudited)

Assets
Investment in securities, at value (identified cost $328,473,640)	$347,791,816
Receivables:
Investment securities sold	4,383,038
Dividends and interest	73,383
Fund shares sold	4,207
Other assets	1,660

Total assets	352,254,104

Liabilities
Payables:
Investment securities purchased	1,303,920
Fund shares redeemed	525,225
Manager (See Note 3)	235,519
Shareholder communication	24,856
Professional fees	18,520
NYLIFE Distributors (See Note 3)	13,754
Custodian	3,977
Trustees	670
Accrued expenses	2,126

Total liabilities	2,128,567

Net assets	$350,125,537

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$30,613
Additional paid-in capital	302,102,310

302,132,923
Net investment loss	(829,586)
Accumulated net realized gain (loss) on investments	29,504,024
Net unrealized appreciation (depreciation) on investments	19,318,176

Net assets	$350,125,537

Initial Class
Net assets applicable to outstanding shares	$283,512,247

Shares of beneficial interest outstanding	24,735,778

Net asset value per share outstanding	$11.46

Service Class
Net assets applicable to outstanding shares	$66,613,290

Shares of beneficial interest outstanding	5,877,151

Net asset value per share outstanding	$11.33

M-174	MainStay VP Eagle Small Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2016 (Unaudited)

Investment Income (Loss)
Income
Dividends	$709,253
Interest	307

Total income	709,560

Expenses
Manager (See Note 3)	1,425,086
Distribution and service—Service Class (See Note 3)	81,211
Professional fees	29,009
Shareholder communication	26,277
Custodian	5,988
Trustees	4,783
Miscellaneous	7,941

Total expenses	1,580,295

Net investment income (loss)	(870,735)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	11,994,776
Net change in unrealized appreciation (depreciation) on investments	(15,305,001)

Net realized and unrealized gain (loss) on investments	(3,310,225)

Net increase (decrease) in net assets resulting from operations	$(4,180,960)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-175

Statements of Changes in Net Assets

for the six months ended June 30, 2016 (Unaudited) and the year ended December 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(870,735)	$(2,396,811)
Net realized gain (loss) on investments	11,994,776	17,907,302
Net change in unrealized appreciation (depreciation) on investments	(15,305,001)	(21,841,674)

Net increase (decrease) in net assets resulting from operations	(4,180,960)	(6,331,183)

Distributions to shareholders:
From net realized gain on investments:
Initial Class	—	(43,845,491)
Service Class	—	(8,694,208)

Total distributions to shareholders	—	(52,539,699)

Capital share transactions:
Net proceeds from sale of shares	17,800,144	115,830,787
Net asset value of shares issued to shareholders in reinvestment of distributions	—	52,539,699
Cost of shares redeemed	(54,208,250)	(124,285,492)

Increase (decrease) in net assets derived from capital share transactions	(36,408,106)	44,084,994

Net increase (decrease) in net assets	(40,589,066)	(14,785,888)

Net Assets
Beginning of period	390,714,603	405,500,491

End of period	$350,125,537	$390,714,603

Net investment income (loss) at end of period	$(829,586)	$41,149

M-176	MainStay VP Eagle Small Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,					February 17, 2012** through December 31,
	2016*		2015		2014		2013	2012
Net asset value at beginning of period	$11.53		$13.33		$13.07		$9.99	$10.00

Net investment income (loss)	(0.02	)(a)	(0.07	)(a)	(0.04	)(a)	(0.03)	0.02
Net realized and unrealized gain (loss) on investments	(0.05)		(0.09)		0.36		3.12	(0.03)

Total from investment operations	(0.07)		(0.16)		0.32		3.09	(0.01)

Less dividends and distributions:
From net investment income	—		—		—		(0.01)	—
From net realized gain on investments	—		(1.64)		(0.06)		—	—

Total dividends and distributions	—		(1.64)		(0.06)		(0.01)	—

Net asset value at end of period	$11.46		$11.53		$13.33		$13.07	$9.99

Total investment return	(0.61	%)(b)(c)	(0.91%)		2.52%		30.89%	(0.10	%)(b)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.45	%)††	(0.53%)		(0.30%)		(0.27%)	0.22	% ††
Net expenses	0.85	% ††	0.85%		0.85%		0.85%	0.86	% ††
Portfolio turnover rate	13%		50%		51%		41%	78%
Net assets at end of period (in 000’s)	$283,512		$319,580		$343,965		$430,114	$272,908

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

	Service Class
	Six months ended June 30,		Year ended December 31,					February 17, 2012** through December 31,
	2016*		2015		2014		2013	2012
Net asset value at beginning of period	$11.42		$13.25		$13.02		$9.97	$10.00

Net investment income (loss)	(0.04	)(a)	(0.10	)(a)	(0.07	)(a)	(0.06)	(0.01)
Net realized and unrealized gain (loss) on investments	(0.05)		(0.09)		0.36		3.11	(0.02)

Total from investment operations	(0.09)		(0.19)		0.29		3.05	(0.03)

Less distributions:
From net realized gain on investments	—		(1.64)		(0.06)		—	—

Net asset value at end of period	$11.33		$11.42		$13.25		$13.02	$9.97

Total investment return	(0.79	%)(b)	(1.16%)		2.27%		30.56%	(0.30	%)(b)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.70	%)††	(0.79%)		(0.55%)		(0.51%)	(0.09	%)††
Net expenses	1.10	% ††	1.10%		1.10%		1.10%	1.11	% ††
Portfolio turnover rate	13%		50%		51%		41%	78%
Net assets at end of period (in 000’s)	$66,613		$71,135		$61,536		$58,716	$45,318

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-177

MainStay VP Emerging Markets Equity Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2016

Class	Six Months	One Year	Since Inception (2/17/12)	Gross Expense Ratio[1]
Initial Class Shares	4.05%	–14.38%	–6.82%	1.46%
Service Class Shares	3.92	–14.60	–7.06	1.71

Benchmark Performance	Six Months	One Year	Since Inception (2/17/12)
MSCI Emerging Markets Index[2]	6.41%	–12.06%	–2.93%
Average Lipper Variable Products Emerging Markets Portfolio[3]	5.81	–10.14	–1.87

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
3.	The Average Lipper Variable Products Emerging Markets Portfolio is representative of portfolios that, by portfolio practice, seek long-term capital appreciation by investing primarily in emerging market equity securities, where “emerging market” is defined by a country’s GNP per-capita or other economic measures. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-178	MainStay VP Emerging Markets Equity Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Emerging Markets Equity Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2016 to June 30, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2016, to June 30, 2016. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

June 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/16	Ending Account Value (Based on Actual Returns and Expenses) 6/30/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/16	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,040.50	$7.10	$1,017.90	$7.02

Service Class Shares	$1,000.00	$1,039.20	$8.37	$1,016.70	$8.27

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (1.40% for Initial Class and 1.65% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-179

Country Composition as of June 30, 2016 (Unaudited)

China	26.6%
Republic of Korea	16.4
India	11.0
Taiwan	9.8
Brazil	8.3
South Africa	5.9
Mexico	3.3
Indonesia	2.7
Thailand	2.6
Russia	2.4
Turkey	2.2
Hong Kong	1.4
Malaysia	1.4
Philippines	1.3

Hungary	0.6%
United Arab Emirates	0.6
United States	0.6
Poland	0.5
Argentina	0.3
Chile	0.3
Colombia	0.2
Egypt	0.2
Ukraine	0.1
Czech Republic	0.0 ‡
Other Assets, Less Liabilities	1.3

100.0%

See Portfolio of Investments beginning on page M-185 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of June 30, 2016 (excluding short-term investment) (Unaudited)

1.	Tencent Holdings, Ltd.

2.	Samsung Electronics Co., Ltd.

3.	Taiwan Semiconductor Manufacturing Co., Ltd.

4.	China Mobile, Ltd.

5.	Alibaba Group Holding, Ltd.
6.	Naspers, Ltd. Class N

7.	China Construction Bank Corp. Class H

8.	Bharat Petroleum Corp., Ltd.

9.	Infosys, Ltd.

10.	NAVER Corp.

M-180	MainStay VP Emerging Markets Equity Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jeremy Roethel, CFA, and Andrew Ver Planck, CFA, of Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”), a Subadvisor of the Portfolio, and Jan Boudewijns, Philip Screve and Mohamed Lamine Saidi of Candriam Belgium (“Candriam”), a Subadvisor of the Portfolio.

How did MainStay VP Emerging Markets Equity Portfolio perform relative to its benchmark and peers for the six months ended June 30, 2016?

For the six months ended June 30, 2016, MainStay VP Emerging Markets Equity Portfolio returned 4.05% for Initial Class shares and 3.92% for Service Class shares. Over the same period, both share classes underperformed the 6.41% return of the MSCI Emerging Markets Index,1 which is the Portfolio’s benchmark. Both share classes also underperformed the 5.81% return of the Average Lipper1 Variable Products Emerging Markets Portfolio for the six months ended June 30, 2016.

What factors affected the Portfolio’s relative performance during the reporting period?

Cornerstone Holdings

Within sectors in our portion of the Portfolio, stock selection was the strongest positive contributor to returns relative to the MSCI Emerging Markets Index. (Contributions take weightings and total returns into account.) Allocation effects (effects of having overweight or underweight positions relative to the Index in specific sectors) detracted modestly from relative performance. On a regional basis, stock selection was the main driver of underperformance, while allocation effects were slightly positive.

Candriam

Our portion of the Portfolio underperformed the MSCI Emerging Markets Index and its Morningstar peer group during the first half of 2016.

Relative performance was affected by our investment process, which focuses on bottom-up selection of reasonably priced quality companies delivering strong and sustainable profitability in an environment of scarce global economic growth.

The Portfolio’s relative performance suffered in February and March as markets rebounded on the combined effect from dovish central bank policy, a weaker dollar and stronger energy and commodity prices. Investors returned to more cyclically exposed stocks as Chinese growth appeared to stabilize. At that time, investors took profits on some of last year’s winners and reinvested in lower-quality and higher-risk stocks. These trends occurred at the expense of the Portfolio’s structural tilt toward quality and growth stocks. Negative news and rumors regarding some of our holdings, such as Chinese provider of electrical distribution system solutions Boer Power Holdings, also took a toll on relative performance. Efforts were made to rebalance our portion of the Portfolio, which gradually recovered to its earlier levels of underperformance as the reporting period progressed.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

Cornerstone Holdings

In our portion of the Portfolio, consumer discretionary, information technology and utilities made the strongest sector contributions to performance relative to the MSCI Emerging Markets Index. Each of these sectors benefited primarily from strong stock selection. Consumer discretionary also benefited from an underweight position relative to the benchmark, which produced a positive allocation effect because the sector outperformed during the reporting period. Materials, consumer staples and industrials were the weakest-contributing sectors in our portion of the Portfolio, mainly as a result of stock selection. Our portion of the Portfolio was underweight relative to the MSCI Emerging Markets Index in materials, which detracted modestly when the sector outperformed sector-related securities in the Index.

On a regional basis, stock selection in our portion of the Portfolio had a positive relative effect in Asia, led by stock selection at the country level in China. Our portion of the Portfolio suffered from weak stock selection in Latin America and Europe, the Middle East and Africa (EMEA). Stock selection in Latin America was negative in Mexico. Our portion of the Portfolio had an underweight position relative to the MSCI Emerging Markets Index in Brazil, which outperformed, detracting from relative performance. In EMEA, stock selection detracted from relative performance, led by poor stock selection in South Africa.

Candriam

In our portion of the Portfolio, the information technology sector made the strongest positive sector

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

M-181

contribution relative to the MSCI Emerging Markets Index. The consumer discretionary and utilities sectors also contributed strongly to relative performance in our portion of the Portfolio. Stock selection in particular helped relative performance. An overweight position relative to the Index in information technology added to the Portfolio’s relative performance.

The industrials, financials and materials sectors made the weakest contributions relative to the MSCI Emerging Markets Index in our portion of the Portfolio. Our positions in the industrials sector provided an overall negative total return during the reporting period, while our positions in the financials and materials sectors provided marginally positive total returns during the reporting period.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

Cornerstone Holdings

In our portion of the Portfolio, the strongest individual absolute performance came from a long position in Chinese Internet company Tencent Holdings. The company reported strong earnings from the continued growth of mobile games and from online advertising revenue. Circuit maker Taiwan Semiconductor also performed well in our portion of the Portfolio, supported by attractive margins and the company’s ability to meet the growing technology needs of smartphone makers. Consumer electronics and technology company Samsung was another strong performer. The stock rose on optimism surrounding Samsung’s semiconductor business and smartphone handset sales.

In our portion of the Portfolio, the weakest absolute performer was a long position in life and property & casualty insurance company Ping An Insurance. The Chinese company suffered along with Chinese stocks in general. A short position in steel and mining company Companhia Siderurgica Nacional detracted from absolute performance in our portion of the Portfolio. The short position generated negative returns when a boost in commodity prices moved the company’s share price higher. A short position in platinum and nickel miner African Rainbow Minerals also detracted from absolute performance in our portion of the Portfolio as the stock advanced on strengthening commodity prices.

Candriam

In our portion of the Portfolio, the strongest contribution to absolute return came from Taiwanese semiconductor conglomerate TSMC. TSMC benefited from improving utilization rates after inventory concerns in 2015. Other strong contributors to absolute performance in our portion of the Portfolio included Chinese provider of Internet, mobile and telecommunication services Tencent Holdings and Brazilian banking services group Itau Unibanco. Tencent Holdings continued to enjoy strong online game and advertising revenue and offered exposure to the rapidly growing Chinese Internet sector. Itau Unibanco, our core bank holding in Brazil, benefited when impeachment procedures for President Dilma Rousseff got underway, which led to a strong rally in Brazil’s currency and the Brazilian stock market.

Chinese provider of electrical distribution system solutions Boer Power Holdings, Chinese insurer and financial-products company Ping An Insurance Group and U.S.-listed software developer and information technology provider Luxoft were among the weakest contributors to absolute performance in our portion of the Portfolio. Each of these stocks provided negative total returns for the reporting period. Boer Power Holdings saw its share price fall as the market discounted lower future growth and margins after the company abandoned its successful factoring model. We divested our position in the company after it restated its balance sheet incorporating factoring contracts from previous years. Ping An Insurance Group suffered from concerns about lower yields and spread2 compression. We kept the stock as our core Chinese insurance holding. Shares of Luxoft fell as concerns about Deutsche Bank, a major customer, moved to the IT service provider. We reduced the position in our portion of the Portfolio but continued to hold the stock as a relatively defensive exposure to Russia.

2.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

M-182	MainStay VP Emerging Markets Equity Portfolio

Were there other stocks that were particularly noteworthy during the reporting period?

Cornerstone

No other stocks were particularly noteworthy during the reporting period.

Candriam

In our portion of the Portfolio, we gradually increased our holdings in Korean electrical equipment giant Samsung Electronics to an overweight position as the company achieved increasing success in smartphones and consumer electronics. Samsung’s market dominant position, low multiples and technology-driven market-share gains made it one of the largest holdings in our portion of the Portfolio.

Did the Portfolio make any significant purchases or sales during the reporting period?

Cornerstone Holdings

In our portion of the Portfolio, significant purchases included increasing our already overweight position relative to the MSCI Emerging Markets Index in Kia Motors. Our investment process viewed the automaker positively because of its reasonable valuation, improving earnings and positive investor sentiment. Our portion of the Portfolio also moved from a neutral weighting relative to the Index to an overweight position in MTN Group, a mobile telecommunications provider. The increase was driven primarily by the company’s attractive valuation profile and improving industry trends.

Sales in our portion of the Portfolio included moving from an overweight position relative to the MSCI Emerging Markets Index to an underweight position in copper and silver mining company Grupo Mexico. The decrease was mainly driven by a lack of a compelling valuation and negative earnings trends. Our portion of the Portfolio also moved from an overweight to an underweight position in Chinese pharmaceutical company Sinopharm because of deteriorating earnings and momentum.

Candriam

In our portion of the Portfolio, the biggest purchases were Indian private-sector banking company Yes Bank, Chinese online and mobile commerce company Alibaba and Chinese water treatment company Beijing Enterprises Water Group. We built the position in Yes Bank seeking to benefit from growth and profits as the company leveraged its management expertise in key niches. The position that our portion of the Portfolio held in Alibaba was gradually increased as the leading e-commerce company was added to the MSCI Emerging Markets Index. We built a position in Beijing Enterprises Water Group, the industry leader, after the stock corrected at the start of 2016. We anticipated that the company could benefit from a new five-year plan to be announced in the second half of 2016.

The biggest sales in our portion of the Portfolio were in Indian housing-finance company HDFC Holdings, Korean military aircraft and parts manufacturer Korea Aerospace Industries and preferred shares of Korean automobile conglomerate Hyundai Motor. The position in HDFC Holdings was sold off because of slowing growth and increasing margin pressure. The proceeds of the sale were used to finance our investment in Indian financial company Yes Bank. We sold the position in Korea Aerospace Industries gradually as the recent share overhang limited upside potential for this otherwise promising company. The position in Hyundai Motor was sold following disappointing earnings performance on increased pricing pressure. We reinvested the proceeds into Hyundai Motor’s holding company and car-parts manufacturer Hyundai Mobis.

How did the Portfolio’s sector weightings change during the reporting period?

Cornerstone Holdings

During the reporting period, our portion of the Portfolio modestly increased its weightings relative to the MSCI Emerging Markets Index in energy and consumer staples. Our portion of the Portfolio also modestly reduced its weightings relative to the Index in health care and information technology

Regionally, our portion of the Portfolio modestly increased its relative weighting in Asia and EMEA, while modestly decreasing its weighting in Latin America during the reporting period. On a country basis, our portion of the Portfolio increased its weightings relative to the MSCI Emerging Markets Index in Indonesia and China during the reporting period and decreased its relative weightings in Chile and Hungary.

Candriam

In our portion of the Portfolio, the largest increase in sector weighting was made in information technology. We also added to the utilities and materials sectors.

M-183

The largest sector decreases in our portion of the Portfolio were in the consumer staples, telecommunication services and industrials sectors.

How was the Portfolio positioned at the end of the reporting period?

Cornerstone Holdings

As of June 30, 2016, our portion of the Portfolio held modestly overweight positions relative to the MSCI Emerging Markets Index in the information technology and energy sectors. As of the same date, our portion of the Portfolio held modestly underweight sector positions relative to the Index in financials and health care.

Regionally, our portion of the Portfolio closed the reporting period with an overweight position relative to the MSCI Emerging Markets Index in Asia, while holding underweight positions in Latin America and EMEA. From a country perspective, our portion of the Portfolio was overweight relative to the MSCI Emerging Markets Index in China, South Korea and India and underweight relative to the Index in Brazil, Philippines and Qatar as of June 30, 2016.

Candriam

As of June 30, 2016, the most substantially overweight sector in our portion of the Portfolio was consumer discretionary, followed by materials and information technology. As of the same date, the most substantially underweight sectors in our portion of the Portfolio were in financials, telecommunication services and consumer staples.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-184	MainStay VP Emerging Markets Equity Portfolio

Portfolio of Investments June 30, 2016 (Unaudited)

	Shares	Value
Common Stocks 93.5%†
Argentina 0.3%
Pampa Energia S.A., Sponsored ADR (Electric Utilities) (a)	42,500	$1,161,950

Brazil 4.9%
Banco Bradesco S.A. (Banks)	44,792	376,625
Banco do Brasil S.A. (Banks)	120,688	645,463
BTG Pactual Group (Capital Markets)	18,500	106,198
CCR S.A. (Transportation Infrastructure)	335,000	1,752,016
Centrais Eletricas Brasileiras S.A. (Electric Utilities) (a)	230,400	920,940
Cia de Saneamento Basico do Estado de Sao Paulo (Water Utilities)	308,300	2,790,948
Cia de Saneamento de Minas Gerais-COPASA (Water Utilities)	49,300	454,279
Cia. Hering (Specialty Retail)	24,900	115,032
Embraer S.A. (Aerospace & Defense)	28,200	153,628
Equatorial Energia S.A. (Electric Utilities)	80,000	1,211,593
JBS S.A. (Food Products)	192,900	600,504
Kroton Educacional S.A. (Diversified Consumer Services)	530,800	2,247,262
Lojas Renner S.A. (Multiline Retail)	200,000	1,474,956
Minerva S.A. (Food Products) (a)	32,500	92,675
MRV Engenharia e Participacoes S.A. (Household Durables)	193,900	652,510
Qualicorp S.A. (Health Care Providers & Services)	117,900	683,037
Raia Drogasil S.A. (Food & Staples Retailing)	64,000	1,257,965
Sao Martinho S.A. (Food Products)	38,100	633,122
Ser Educacional S.A. (Diversified Consumer Services) (b)	62,930	244,291
SLC Agricola S.A. (Food Products)	23,000	105,968
Smiles S.A. (Media)	23,900	357,053
Sul America S.A. (Insurance)	52,700	256,585
Transmissora Alianca de Energia Eletrica S.A. (Electric Utilities)	109,500	654,484
Ultrapar Participacoes S.A. (Oil, Gas & Consumable Fuels)	60,000	1,328,207
Vale S.A. (Metals & Mining)	57,300	290,219

		19,405,560

Chile 0.3%
Banco de Chile (Banks)	1,379,490	147,521
Banco de Credito e Inversiones (Banks)	5,950	257,912
Banco Santander Chile (Banks)	3,385,880	163,647
Cencosud S.A. (Food & Staples Retailing)	126,032	359,164
Itau CorpBanca (Banks)	37,799,312	320,898

		1,249,142

	Shares	Value
China 26.6%
361 Degrees International, Ltd. (Textiles, Apparel & Luxury Goods)	382,000	$110,210
AAC Technologies Holdings, Inc. (Electronic Equipment, Instruments & Components)	290,000	2,494,293
Agricultural Bank of China, Ltd. Class H (Banks)	2,054,000	755,324
Air China, Ltd. Class H (Airlines)	644,000	439,441
♦Alibaba Group Holding, Ltd., Sponsored ADR (Internet Software & Services) (a)	77,200	6,139,716
ANTA Sports Products, Ltd. (Textiles, Apparel & Luxury Goods)	615,000	1,237,160
AVIC International Holdings, Ltd. Class H (Electronic Equipment, Instruments & Components)	230,000	132,394
Baidu, Inc., Sponsored ADR (Internet Software & Services) (a)	17,600	2,906,640
Bank of China, Ltd. Class H (Banks)	3,179,000	1,275,708
Bank of Communications Co., Ltd. Class H (Banks)	1,038,000	662,184
Baoye Group Co., Ltd. Class H (Construction & Engineering)	56,000	37,253
Beijing Capital International Airport Co., Ltd. Class H (Transportation Infrastructure)	6,000	6,501
Beijing Enterprises Holdings, Ltd. (Industrial Conglomerates)	89,500	510,936
Beijing Enterprises Water Group, Ltd. (Water Utilities)	3,850,000	2,339,393
BYD Co., Ltd. Class H (Automobiles) (a)	164,000	985,646
China Cinda Asset Management Co., Ltd. Class H (Capital Markets)	2,300,000	776,635
China CITIC Bank Corp., Ltd. Class H (Banks)	458,000	278,580
China Communications Construction Co., Ltd. Class H (Construction & Engineering)	2,525,000	2,739,800
China Communications Services Corp., Ltd. Class H (Diversified Telecommunication Services)	610,000	320,311
♦China Construction Bank Corp. Class H (Banks)	7,736,000	5,151,000
China Everbright Bank Co., Ltd. Class H (Banks)	570,000	259,827
China Everbright, Ltd. (Capital Markets)	250,000	484,830
China Galaxy Securities Co., Ltd. Class H (Capital Markets)	909,000	822,439
China Lumena New Materials Corp. (Chemicals) (a)(c)(d)	260,000	0
China Medical System Holdings, Ltd. (Pharmaceuticals)	572,000	878,201
China Merchants Bank Co., Ltd. Class H (Banks)	1,100,500	2,471,901

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of June 30, 2016, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-185

Portfolio of Investments June 30, 2016 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
China (continued)
China Minsheng Banking Corp., Ltd. Class H (Banks)	302,500	$294,510
♦China Mobile, Ltd. (Wireless Telecommunication Services)	631,500	7,302,106
China Overseas Land & Investment, Ltd. (Real Estate Management & Development)	540,000	1,723,309
China Pacific Insurance Group Co., Ltd. Class H (Insurance)	188,000	641,785
China Petroleum & Chemical Corp. Class H (Oil, Gas & Consumable Fuels)	4,520,000	3,254,903
China Railway Construction Corp., Ltd. Class H (Construction & Engineering)	880,000	1,111,352
China Railway Group, Ltd. Class H (Construction & Engineering)	122,000	91,850
China Resources Land, Ltd. (Real Estate Management & Development)	160,000	375,112
China Resources Power Holdings Co., Ltd. (Independent Power & Renewable Electricity Producers)	354,000	529,936
China Shipping Development Co., Ltd. Class H (Marine)	394,000	223,457
China Southern Airlines Co., Ltd. Class H (Airlines)	754,000	429,209
China State Construction International Holdings, Ltd. (Construction & Engineering)	1,270,000	1,686,292
China Telecom Corp., Ltd. Class H (Diversified Telecommunication Services)	2,956,000	1,322,915
China Vanke Co., Ltd. Class H (Real Estate Management & Development)	329,900	653,024
Chongqing Rural Commercial Bank Co., Ltd. Class H (Banks)	871,000	443,371
CNOOC, Ltd. (Oil, Gas & Consumable Fuels)	793,000	990,024
CSPC Pharmaceutical Group, Ltd. (Pharmaceuticals)	1,990,000	1,768,831
Dah Chong Hong Holdings, Ltd. (Distributors)	230,000	108,821
Datang International Power Generation Co., Ltd. Class H (Independent Power & Renewable Electricity Producers)	348,000	98,371
Dongfeng Motor Group Co., Ltd. Class H (Automobiles)	1,052,000	1,106,881
Dongyue Group, Ltd. (Chemicals) (d)	686,000	121,141
Evergrande Real Estate Group, Ltd. (Real Estate Management & Development)	1,085,000	662,554
Geely Automobile Holdings, Ltd. (Automobiles)	2,315,000	1,259,184
GF Securities Co., Ltd. Class H (Capital Markets)	304,800	699,989
Guangzhou Automobile Group Co., Ltd. Class H (Automobiles)	1,010,000	1,213,018

	Shares	Value
China (continued)
Guangzhou R&F Properties Co., Ltd. Class H (Real Estate Management & Development)	243,200	$308,478
Huaneng Power International, Inc. Class H (Independent Power & Renewable Electricity Producers)	478,000	296,139
Huaneng Renewables Corp., Ltd. Class H (Independent Power & Renewable Electricity Producers)	4,100,000	1,368,869
Industrial & Commercial Bank of China, Ltd. Class H (Banks)	2,469,000	1,371,552
Jiangsu Expressway Co., Ltd. Class H (Transportation Infrastructure)	166,000	230,895
Kingboard Chemical Holdings, Ltd. (Electronic Equipment, Instruments & Components)	222,500	443,446
Kunlun Energy Co., Ltd. (Oil, Gas & Consumable Fuels)	1,160,000	970,684
Metallurgical Corp. of China, Ltd. Class H (Construction & Engineering)	563,000	172,861
NetEase, Inc., ADR (Internet Software & Services)	9,500	1,835,590
New Oriental Education & Technology Group, Inc., Sponsored ADR (Diversified Consumer Services)	35,700	1,495,116
PICC Property & Casualty Co., Ltd. Class H (Insurance)	418,000	661,790
Ping An Insurance Group Co. of China, Ltd. Class H (Insurance)	612,000	2,707,650
Shandong Weigao Group Medical Polymer Co., Ltd. Class H (Health Care Equipment & Supplies)	568,000	323,068
Shanghai Industrial Holdings, Ltd. (Industrial Conglomerates)	174,000	398,104
Shenzhou International Group Holdings, Ltd. (Textiles, Apparel & Luxury Goods)	226,000	1,092,956
Shui On Land, Ltd. (Real Estate Management & Development)	72,000	18,485
Sihuan Pharmaceutical Holdings Group, Ltd. (Pharmaceuticals)	1,330,000	255,365
Sino-Ocean Land Holdings, Ltd. (Real Estate Management & Development)	188,000	82,040
Sinopec Engineering Group Co., Ltd. Class H (Construction & Engineering)	228,500	206,071
Sinopec Shanghai Petrochemical Co., Ltd. Class H (Chemicals)	1,306,000	602,043
Sunac China Holdings, Ltd. (Real Estate Management & Development)	1,065,000	665,265
Sunny Optical Technology Group Co., Ltd. (Electronic Equipment, Instruments & Components)	430,000	1,514,423

M-186	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
China (continued)
TAL Education Group, ADR (Diversified Consumer Services) (a)	27,000	$1,675,620
♦Tencent Holdings, Ltd. (Internet Software & Services)	751,300	17,135,336
Tianneng Power International, Ltd. (Auto Components)	386,000	263,595
TravelSky Technology, Ltd. Class H (IT Services)	602,000	1,164,204
Weichai Power Co., Ltd. Class H (Machinery) (c)	77,000	79,670
Weiqiao Textile Co. Class H (Textiles, Apparel & Luxury Goods)	273,000	207,608
Xinhua Winshare Publishing and Media Co., Ltd. Class H (Distributors)	542,000	586,209
Xinyi Solar Holdings, Ltd. (Semiconductors & Semiconductor Equipment)	7,570,000	2,997,082
Xtep International Holdings, Ltd. (Textiles, Apparel & Luxury Goods)	1,071,000	578,181
Zhejiang Expressway Co., Ltd. Class H (Transportation Infrastructure)	288,000	273,701
Zhuzhou CRRC Times Electric Co., Ltd. Class H (Electrical Equipment)	390,000	2,159,096

		106,469,460

Colombia 0.1%
Almacenes Exito S.A. (Food & Staples Retailing)	763	3,709
Grupo de Inversiones Suramericana S.A. (Diversified Financial Services)	31,472	412,677

		416,386

Czech Republic 0.0%‡
Komercni Banka A.S. (Banks)	3,902	146,203

Egypt 0.2%
Commercial International Bank Egypt S.A.E. (Banks)	133,651	594,515
Telecom Egypt Co. (Diversified Telecommunication Services)	233,494	214,563

		809,078

Hong Kong 1.4%
China High Speed Transmission Equipment Group Co., Ltd. (Electrical Equipment)	323,000	261,147
China Metal Recycling Holdings, Ltd. (Metals & Mining) (a)(c)(d)	75,000	0
GCL-Poly Energy Holdings, Ltd. (Semiconductors & Semiconductor Equipment)	2,308,000	304,945
Huabao International Holdings, Ltd. (Chemicals) (a)	1,031,000	365,829

	Shares	Value
Hong Kong (continued)
Ju Teng International Holdings, Ltd. (Electronic Equipment, Instruments & Components)	564,000	$226,229
Kingboard Laminates Holdings, Ltd. (Electronic Equipment, Instruments & Components)	8,500	5,212
Man Wah Holdings, Ltd. (Household Durables)	1,535,000	2,209,903
Nine Dragons Paper Holdings, Ltd. (Paper & Forest Products)	1,537,000	1,176,664
Pou Sheng International Holdings, Ltd. (Specialty Retail) (a)	661,000	192,287
Real Nutriceutical Group, Ltd. (Personal Products)	879,000	83,744
Shimao Property Holdings, Ltd. (Real Estate Management & Development)	88,000	111,576
Skyworth Digital Holdings, Ltd. (Household Durables)	934,000	775,545
Texhong Textile Group, Ltd. (Textiles, Apparel & Luxury Goods)	64,500	60,573

		5,773,654

Hungary 0.6%
MOL Hungarian Oil & Gas PLC (Oil, Gas & Consumable Fuels)	17,440	1,008,477
OTP Bank PLC (Banks)	40,419	906,217
Richter Gedeon Nyrt (Pharmaceuticals)	28,883	573,725

		2,488,419

India 11.0%
Ashok Leyland, Ltd. (Machinery)	1,294,590	1,901,160
Asian Paints, Ltd. (Chemicals)	101,000	1,495,054
Aurobindo Pharma, Ltd. (Pharmaceuticals)	114,908	1,262,618
Balrampur Chini Mills, Ltd. (Food Products) (a)	251,091	469,480
♦Bharat Petroleum Corp., Ltd. (Oil, Gas & Consumable Fuels)	292,612	4,698,083
Chennai Petroleum Corp., Ltd. (Oil, Gas & Consumable Fuels) (a)	58,844	172,384
Dishman Pharmaceuticals & Chemicals, Ltd. (Life Sciences Tools & Services)	217,002	450,425
Divi’s Laboratories, Ltd. (Life Sciences Tools & Services)	98,000	1,633,207
Eicher Motors, Ltd. (Machinery)	4,400	1,253,746
Hindalco Industries, Ltd. (Metals & Mining)	705,713	1,298,970
Housing Development Finance Corp., Ltd. (Thrifts & Mortgage Finance)	55,998	1,044,033
Indiabulls Housing Finance, Ltd. (Thrifts & Mortgage Finance)	229,545	2,298,708
♦Infosys, Ltd. (IT Services)	251,899	4,385,009
JSW Steel, Ltd. (Metals & Mining)	26,765	584,170

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-187

Portfolio of Investments June 30, 2016 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
India (continued)
Jubilant Life Sciences, Ltd. (Pharmaceuticals)	29,373	$136,796
Karnataka Bank, Ltd. (The) (Banks)	184,079	385,486
KPIT Technologies, Ltd. (Software)	185,685	514,067
LIC Housing Finance, Ltd. (Thrifts & Mortgage Finance)	35,000	257,801
Manappuram Finance, Ltd. (Consumer Finance)	628,539	645,694
Marico, Ltd. (Personal Products)	340,000	1,335,086
Motherson Sumi Systems, Ltd. (Auto Components)	360,000	1,554,863
Muthoot Finance, Ltd. (Consumer Finance)	66,951	293,966
NIIT Technologies, Ltd. (Software)	33,781	258,376
PC Jeweller, Ltd. (Specialty Retail)	8,494	48,648
Power Finance Corp., Ltd. (Diversified Financial Services)	229,164	584,072
Rajesh Exports, Ltd. (Textiles, Apparel & Luxury Goods)	3,971	25,397
Reliance Industries, Ltd. (Oil, Gas & Consumable Fuels)	52,000	749,129
Rural Electrification Corp., Ltd. (Diversified Financial Services)	184,570	476,249
Shree Cement, Ltd. (Construction Materials)	10,500	2,262,559
Sintex Industries, Ltd. (Building Products)	544,847	662,227
SKS Microfinance, Ltd. (Consumer Finance) (a)	327,000	3,598,970
Tata Motors, Ltd. (Automobiles) (a)	115,921	795,044
Tata Motors, Ltd. Class A DVR (Automobiles) (a)	263,619	1,152,457
Tata Steel, Ltd. (Metals & Mining)	28,639	138,245
Tech Mahindra, Ltd. (IT Services)	110,089	833,954
Torrent Power, Ltd. (Electric Utilities)	30,070	78,626
Vardhman Textiles, Ltd. (Textiles, Apparel & Luxury Goods)	3,687	51,929
Vedanta, Ltd. (Metals & Mining)	681,315	1,340,731
Yes Bank, Ltd. (Banks)	174,406	2,862,659
Zensar Technologies, Ltd. (Software)	4,911	70,556

		44,060,634

Indonesia 2.7%
Bank Central Asia Tbk PT (Banks)	276,800	280,039
Bank Negara Indonesia Persero Tbk PT (Banks)	1,434,900	567,302
Bank Rakyat Indonesia Persero Tbk PT (Banks)	2,969,900	2,439,209
Charoen Pokphand Indonesia Tbk PT (Food Products)	778,300	221,922
Global Mediacom Tbk PT (Media)	1,286,000	96,391
Gudang Garam Tbk PT (Tobacco)	172,300	900,953

	Shares	Value
Indonesia (continued)
Indofood Sukses Makmur Tbk PT (Food Products)	725,900	$399,392
Matahari Department Store Tbk PT (Multiline Retail)	1,000,000	1,518,267
Pembangunan Perumahan Persero Tbk PT (Construction & Engineering)	4,400,000	1,304,448
Semen Indonesia Persero Tbk PT (Construction Materials)	7,900	5,614
Telekomunikasi Indonesia Persero Tbk PT (Diversified Telecommunication Services)	8,847,800	2,684,582
United Tractors Tbk PT (Oil, Gas & Consumable Fuels)	235,100	264,739

		10,682,858

Malaysia 1.4%
AirAsia BHD (Airlines)	1,792,800	1,160,932
Dialog Group BHD (Construction & Engineering)	3,000,000	1,146,636
Felda Global Ventures Holdings BHD (Food Products)	730,000	273,778
Hong Leong Financial Group BHD (Banks)	240,000	874,713
IOI Properties Group BHD (Real Estate Management & Development)	119,700	69,757
Malayan Banking BHD (Banks)	175,382	354,891
My EG Services BHD (IT Services)	2,300,000	1,125,293
Padini Holdings BHD (Specialty Retail)	119,900	70,457
Public Bank BHD (Banks)	50,500	243,234
Top Glove Corp. BHD (Health Care Equipment & Supplies)	11,000	12,569
Unisem M BHD (Semiconductors & Semiconductor Equipment)	49,500	29,446
VS Industry BHD (Electronic Equipment, Instruments & Components)	312,600	91,525
YTL Power International BHD (Multi-Utilities)	246,400	85,982

		5,539,213

Mexico 3.3%
Alfa S.A.B. de C.V. Class A (Industrial Conglomerates)	901,900	1,550,479
Arca Continental S.A.B. de C.V. (Beverages)	154,100	1,105,943
Corporacion GEO S.A.B. de C.V. Series B (Household Durables) (a)	886	446
Fibra Uno Administracion S.A. de C.V. (Real Estate Investment Trusts)	267,300	569,468
Fomento Economico Mexicano S.A.B. de C.V. (Beverages)	75,900	702,724
Gentera S.A.B. de C.V. (Consumer Finance)	345,200	618,366
Gruma S.A.B. de C.V. Class B (Food Products)	114,110	1,641,507
Grupo Aeroportuario del Sureste S.A.B. de C.V. Class B (Transportation Infrastructure)	7,070	112,656

M-188	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Mexico (continued)
Grupo Financiero Banorte S.A.B. de C.V. Class O (Banks)	335,000	$1,872,293
Grupo Lala S.A.B. de C.V. (Food Products)	396,300	873,776
Grupo Mexico S.A.B. de C.V. Series B (Metals & Mining)	440,000	1,031,016
Kimberly-Clark de Mexico S.A.B. de C.V. Class A (Household Products)	136,500	322,462
OHL Mexico S.A.B. de C.V. (Transportation Infrastructure) (a)	682,400	836,085
Unifin Financiera SAPI de C.V. SOFOM ENR (Consumer Finance)	275,000	689,059
Urbi Desarrollos Urbanos S.A.B. de C.V. (Household Durables) (a)(c)(d)	101,900	0
Wal-Mart de Mexico S.A.B. de C.V. (Food & Staples Retailing)	493,300	1,186,669

		13,112,949

Philippines 1.3%
Ayala Land, Inc. (Real Estate Management & Development)	1,800,000	1,488,706
Cebu Air, Inc. (Airlines)	10,330	21,511
DMCI Holdings, Inc. (Industrial Conglomerates)	986,600	265,757
GT Capital Holdings, Inc. (Diversified Financial Services)	50,000	1,536,571
Metro Pacific Investments Corp. (Diversified Financial Services)	4,050,800	601,887
Universal Robina Corp. (Food Products)	260,000	1,150,485

		5,064,917

Poland 0.5%
Energa S.A. (Electric Utilities)	197,249	474,673
Polski Koncern Naftowy Orlen S.A. (Oil, Gas & Consumable Fuels)	67,767	1,185,802
Tauron Polska Energia S.A. (Electric Utilities)	445,519	319,961

		1,980,436

Republic of Korea 15.0%
CJ CheilJedang Corp. (Food Products)	1,807	609,711
Com2uSCorp (Software)(a)	5,485	627,506
Cosmax, Inc. (Personal Products)	8,500	1,270,690
Coway Co., Ltd. (Household Durables)	10,000	908,940
Daelim Industrial Co., Ltd. (Construction & Engineering)	5,640	376,031
DGB Financial Group, Inc. (Banks)	32,283	244,114
Dongbu HiTek Co., Ltd. (Semiconductors & Semiconductor Equipment) (a)	37,871	608,604
Doosan Heavy Industries & Construction Co., Ltd. (Electrical Equipment)	56,133	1,044,223
Doosan Infracore Co., Ltd. (Machinery) (a)	88,043	528,355

	Shares	Value
Republic of Korea (continued)
GS Holdings Corp. (Oil, Gas & Consumable Fuels)	20,831	$867,444
Hana Financial Group, Inc. (Banks)	27,968	568,118
Hankook Tire Co., Ltd. (Auto Components)	23,605	1,050,573
Hanon Systems (Auto Components)	135,000	1,239,496
Hanwha Chemical Corp. (Chemicals)	33,001	690,429
Hanwha Corp. (Industrial Conglomerates)	38,024	1,184,517
Hanwha Q Cells Co., Ltd., Sponsored ADR (Semiconductors & Semiconductor Equipment) (a)	3,900	56,160
Hyosung Corp. (Chemicals)	5,784	631,589
Hyundai Development Co.-Engineering & Construction (Construction & Engineering)	50,000	1,730,814
Hyundai Engineering & Construction Co., Ltd. (Construction & Engineering)	28,340	829,120
Hyundai Mobis Co., Ltd. (Auto Components)	15,233	3,335,099
Hyundai Motor Co. (Automobiles)	5,152	610,283
Industrial Bank of Korea (Banks)	31,932	311,316
IS Dongseo Co., Ltd. (Building Products)	3,618	190,665
KB Financial Group, Inc. (Banks)	19,772	564,037
Kia Motors Corp. (Automobiles)	6,412	241,494
Korea Electric Power Corp. (Electric Utilities)	58,550	3,089,864
Korea Electric Terminal Co., Ltd. (Electrical Equipment)	181	14,151
Korea Petrochemical Industry Co., Ltd. (Chemicals)	1,789	375,891
Korea Zinc Co., Ltd. (Metals & Mining)	4,300	1,896,996
KT&G Corp. (Tobacco)	11,592	1,374,034
Kumho Petrochemical Co., Ltd. (Chemicals)	24,000	1,255,106
LG Electronics, Inc. (Household Durables)	29,611	1,394,970
LG Uplus Corp. (Diversified Telecommunication Services)	103,674	981,241
Lotte Chemical Corp. (Chemicals)	5,826	1,451,825
♦NAVER Corp. (Internet Software & Services)	6,500	4,041,688
Osstem Implant Co., Ltd. (Health Care Equipment & Supplies) (a)	19,000	1,289,199
Partron Co., Ltd. (Electronic Equipment, Instruments & Components)	66,381	611,773
POSCO (Metals & Mining)	7,369	1,301,961
Posco Daewoo Corp. (Trading Companies & Distributors)	24,857	543,464
S-Oil Corp. (Oil, Gas & Consumable Fuels)	6,281	415,650
Samjin Pharmaceutical Co., Ltd. (Pharmaceuticals)	9,120	280,911
♦Samsung Electronics Co., Ltd. (Technology Hardware, Storage & Peripherals)	11,361	14,142,840
Samsung Fire & Marine Insurance Co., Ltd. (Insurance)	6,800	1,556,312
Samyang Corp. (Food Products)	3,054	250,682
Shinhan Financial Group Co., Ltd. (Banks)	17,360	573,166

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-189

Portfolio of Investments June 30, 2016 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Republic of Korea (continued)
SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	17,500	$497,384
SK Innovation Co., Ltd. (Oil, Gas & Consumable Fuels)	7,070	870,550
Soulbrain Co., Ltd. (Chemicals)	5,430	263,169
Tongyang Life Insurance (Insurance)	11,619	102,684
Value Added Technologies Co., Ltd. (Health Care Equipment & Supplies)	3,440	112,707
Vieworks Co., Ltd. (Health Care Equipment & Supplies)	6,668	289,784
Woori Bank (Banks)	59,335	493,263

		59,790,593

Russia 2.4%
Alrosa PAO (Metals & Mining) (a)	1,250,000	1,346,444
Gazprom PJSC, Sponsored ADR (Oil, Gas & Consumable Fuels)	333,147	1,438,745
Lukoil PJSC, Sponsored ADR (Oil, Gas & Consumable Fuels)	7,021	293,843
Megafon PJSC, GDR (Wireless Telecommunication Services)	12,410	129,418
MMC Norilsk Nickel PJSC, ADR (Metals & Mining)	56,963	758,262
Mobile TeleSystems PJSC, Sponsored ADR (Wireless Telecommunication Services)	84,300	698,004
PhosAgro OAO, GDR (Chemicals)	51,842	767,813
RusHydro PJSC, ADR (Electric Utilities)	38,686	35,388
Severstal PAO, GDR (Metals & Mining)	55,963	615,182
Surgutneftegas OAO, Sponsored ADR (Oil, Gas & Consumable Fuels)	75,013	384,817
Surgutneftegas OJSC, Sponsored ADR (Oil, Gas & Consumable Fuels)	69,719	356,068
Tatneft PAO (Oil, Gas & Consumable Fuels) (a)	250,000	1,278,808
Tatneft PJSC, Sponsored ADR (Oil, Gas & Consumable Fuels)	25,090	772,859
Yandex N.V. Class A (Internet Software & Services) (a)	30,000	655,500

		9,531,151

South Africa 5.9%
African Bank Investments, Ltd. (Diversified Financial Services) (a)(c)(d)	30,700	21
African Rainbow Minerals, Ltd. (Metals & Mining)	64,060	402,039
AngloGold Ashanti, Ltd. (Metals & Mining) (a)	68,090	1,238,979
Astral Foods, Ltd. (Food Products)	20,393	175,867
Barclays Africa Group, Ltd. (Banks)	55,444	547,065
Bid Corp., Ltd. (Food & Staples Retailing) (a)	47,357	887,461
Capitec Bank Holdings, Ltd. (Banks)	42,800	1,733,761

	Shares	Value
South Africa (continued)
DataTec, Ltd. (Electronic Equipment, Instruments & Components)	52,949	$158,023
Exxaro Resources, Ltd. (Oil, Gas & Consumable Fuels)	20,738	95,493
FirstRand, Ltd. (Diversified Financial Services)	903,722	2,776,294
Fortress Income Fund, Ltd. Class A (Real Estate Investment Trusts)	194,433	209,575
Gold Fields, Ltd. (Metals & Mining)	93,990	458,290
Hyprop Investments, Ltd. (Real Estate Investment Trusts)	10,830	95,729
Imperial Holdings, Ltd. (Distributors)	121,370	1,246,450
Liberty Holdings, Ltd. (Insurance)	85,614	704,469
♦Naspers, Ltd. Class N (Media)	36,900	5,654,087
Nedbank Group, Ltd. (Banks)	39,749	505,390
Redefine Properties, Ltd. (Real Estate Investment Trusts)	23,639	18,230
RMB Holdings, Ltd. (Diversified Financial Services)	180,786	692,932
Sappi, Ltd. (Paper & Forest Products) (a)	230,320	1,074,284
Sasol, Ltd. (Oil, Gas & Consumable Fuels)	85,328	2,316,494
Sibanye Gold, Ltd. (Metals & Mining)	186,554	638,246
Standard Bank Group, Ltd. (Banks)	91,519	802,242
Telkom S.A. SOC, Ltd. (Diversified Telecommunication Services)	174,997	790,846
Wilson Bayly Holmes-Ovcon, Ltd. (Construction & Engineering)	22,301	190,557

		23,412,824

Taiwan 9.8%
AmTRAN Technology Co., Ltd. (Household Durables)	190,000	118,758
ASPEED Technology, Inc. (Semiconductors & Semiconductor Equipment)	8,000	74,037
Casetek Holdings, Ltd. (Technology Hardware, Storage & Peripherals)	71,000	248,884
Chailease Holding Co., Ltd. (Diversified Financial Services)	106,000	171,419
China Metal Products Co., Ltd. (Metals & Mining)	87,000	104,089
Clevo Co. (Technology Hardware, Storage & Peripherals)	36,000	30,402
Compal Electronics, Inc. (Technology Hardware, Storage & Peripherals)	788,000	497,597
CTBC Financial Holding Co., Ltd. (Banks)	834,379	436,849
E.Sun Financial Holding Co., Ltd. (Banks)	3,600,789	2,131,199
Ennoconn Corp. (Technology Hardware, Storage & Peripherals)	110,000	1,478,073
Formosa Plastics Corp. (Chemicals)	250,000	603,920
Formosa Taffeta Co., Ltd. (Textiles, Apparel & Luxury Goods)	177,000	170,669

M-190	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Taiwan (continued)
Fubon Financial Holding Co., Ltd. (Diversified Financial Services) (c)	454,462	$535,181
Grape King Bio, Ltd. (Personal Products)	250,000	1,632,171
Highwealth Construction Corp. (Real Estate Management & Development)	350,100	579,804
Hon Hai Precision Industry Co., Ltd. (Electronic Equipment, Instruments & Components)	288,750	742,983
Hota Industrial Manufacturing Co., Ltd. (Auto Components)	330,000	1,549,647
Largan Precision Co., Ltd. (Electronic Equipment, Instruments & Components)	10,000	928,104
LCY Chemical Corp. (Chemicals) (a)	297,000	374,409
Lite-On Technology Corp. (Technology Hardware, Storage & Peripherals)	658,000	904,314
Mega Financial Holding Co., Ltd. (Banks)	558,137	422,062
Micro-Star International Co., Ltd. (Technology Hardware, Storage & Peripherals)	384,000	708,256
Nanya Technology Corp. (Semiconductors & Semiconductor Equipment)	35,000	42,867
Nien Made Enterprise Co., Ltd. (Household Durables) (a)	133,000	1,210,645
Pchome Online, Inc. (Internet Software & Services)	110,000	1,217,536
Pharmally International Holding Co., Ltd. (Pharmaceuticals)	6,000	75,298
Pou Chen Corp. (Textiles, Apparel & Luxury Goods)	937,000	1,260,513
Powertech Technology, Inc. (Semiconductors & Semiconductor Equipment)	541,000	1,199,859
Realtek Semiconductor Corp. (Semiconductors & Semiconductor Equipment)	346,000	1,076,543
Ruentex Development Co., Ltd. (Real Estate Management & Development)	367,000	426,664
St. Shine Optical Co., Ltd. (Health Care Equipment & Supplies)	25,000	561,264
Taiwan Business Bank (Banks)(a)	841,000	213,911
♦Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)	2,307,000	11,665,499
Tong Hsing Electronic Industries, Ltd. (Electronic Equipment, Instruments & Components)	50,000	176,089
Tong Yang Industry Co., Ltd. (Auto Components)	288,000	429,933
Tung Thih Electronic Co., Ltd. (Auto Components)	70,000	1,124,058

	Shares	Value
Taiwan (continued)
Uni-President Enterprises Corp. (Food Products)	541,000	$1,067,290
United Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	582,000	227,683
Vanguard International Semiconductor Corp. (Semiconductors & Semiconductor Equipment)	411,000	678,517
Walsin Technology Corp. (Electronic Equipment, Instruments & Components)	419,000	382,756
Wisdom Marine Lines Co., Ltd. (Marine) (a)	40,000	42,767
Wistron Corp. (Technology Hardware, Storage & Peripherals)	1,238,000	867,686
Yageo Corp. (Electronic Equipment, Instruments & Components)	50,000	82,852
Yuanta Financial Holding Co., Ltd. (Capital Markets)	1,747,000	566,227

		39,039,284

Thailand 2.6%
Beauty Community PCL, NVDR (Specialty Retail)	1,453,900	340,790
Charoen Pokphand Foods PCL, NVDR (Food Products)	1,509,200	1,237,943
CP ALL PCL, NVDR (Food & Staples Retailing)	1,200,000	1,721,308
Home Product Center PCL, NVDR (Specialty Retail)	4,000,000	1,130,878
IRPC PCL, NVDR (Oil, Gas & Consumable Fuels)	22,300	3,028
KCE Electronics PCL, NVDR (Electronic Equipment, Instruments & Components)	450,000	1,067,381
Kiatnakin Bank PCL, NVDR (Banks)	246,500	305,806
Krung Thai Bank PCL, NVDR (Banks)	179,400	83,523
PTT Exploration & Production PCL, NVDR (Oil, Gas & Consumable Fuels)	66,400	158,405
PTT Global Chemical PCL, NVDR (Chemicals)	302,400	513,470
PTT PCL, NVDR (Oil, Gas & Consumable Fuels)	155,200	1,385,942
Siam Cement PCL, NVDR (The) (Construction Materials)	85,000	1,157,771
Srisawad Power 1979 PCL, NVDR (Consumer Finance)	871,250	944,576
Thai Union Group PCL, NVDR (Food Products)	529,000	331,593

		10,382,414

Turkey 2.2%
Akbank T.A.S (Banks)	112,938	327,113
Aksa Akrilik Kimya Sanayii A.S. (Textiles, Apparel & Luxury Goods)	8,061	21,606
Albaraka Turk Katilim Bankasi AS (Banks)	83,105	38,745
Eregli Demir ve Celik Fabrikalari TAS (Metals & Mining)	405,282	575,638

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-191

Portfolio of Investments June 30, 2016 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Turkey (continued)
Gentas Genel Metal Sanayi ve Ticaret A.S. (Commercial Services & Supplies)	39,557	$17,744
Haci Omer Sabanci Holding A.S. (Diversified Financial Services)	74,696	247,136
KOC Holding AS (Industrial Conglomerates)	360,000	1,645,279
TAV Havalimanlari Holding A.S. (Transportation Infrastructure)	288,594	1,241,820
Tekfen Holding AS (Construction & Engineering)	272,500	699,182
Turkiye Garanti Bankasi AS (Banks)	618,585	1,650,665
Turkiye Halk Bankasi A.S. (Banks)	96,115	289,304
Turkiye Is Bankasi Class C (Banks)	80,853	129,617
Turkiye Sinai Kalkinma Bankasi A.S. (Banks)	1	0
Turkiye Sise ve Cam Fabrikalari A.S. (Industrial Conglomerates)	504,352	624,171
Turkiye Vakiflar Bankasi TAO Class D (Banks)	400,744	637,252
Yapi Ve Kredi Bankasi AS (Banks) (a)	443,982	622,784

		8,768,056

Ukraine 0.1%
Kernel Holding S.A. (Food Products)	37,827	507,962

United Arab Emirates 0.6%
NMC Health PLC (Health Care Providers & Services)	138,000	2,384,212

United States 0.3%
Luxoft Holding, Inc. (IT Services) (a)	24,000	1,248,480

Total Common Stocks (Cost $361,686,110)		373,425,835

Preferred Stocks 4.9%
Brazil 3.4%
Banco ABC Brasil S.A. 7.10% (Banks)	91,400	371,882
Banco Bradesco S.A. 4.68% (Banks)	81,182	636,355
Banco do Estado do Rio Grande do Sul S.A. Class B 8.07% (Banks)	263,500	700,523
Braskem S.A. Class A 6.73% (Chemicals)	101,200	599,834
Centrais Eletricas Brasileiras S.A. Class B 0.00% (Electric Utilities) (a)	149,800	821,212
Cia Energetica de Minas Gerais 5.73% (Electric Utilities)	362,800	822,210
Cia Paranaense de Energia Class B 3.64% (Electric Utilities)	75,600	687,679

	Shares	Value
Brazil (continued)
Itau Unibanco Holding S.A. 4.05% (Banks)	375,000	$3,537,185
Itausa—Investimentos Itau S.A. 4.10% (Banks)	274,320	648,161
Petroleo Brasileiro S.A. 0.00% (Oil, Gas & Consumable Fuels) (a)	718,100	2,105,813
Telefonica Brasil S.A. 4.53% (Diversified Telecommunication Services)	47,700	653,364
Vale S.A. 2.76% (Metals & Mining)	475,100	1,927,140

		13,511,358

Chile 0.0%‡
Embotelladora Andina S.A. Class B 2.78% (Beverages)	21,620	76,152

Colombia 0.1%
Bancolombia S.A. 3.31% (Banks)	23,210	202,471
Grupo Aval Acciones y Valores S.A. 5.02% (Banks)	179,778	72,628
Grupo de Inversiones Suramericana S.A. 1.12% (Diversified Financial Services)	5,490	70,634

		345,733

Republic of Korea 1.4%
Amorepacific Corp. 0.57% (Personal Products)	8,500	1,829,404
Hyundai Motor Co. 3.14% (Automobiles)	8,628	724,132
Hyundai Motor Co. 3.24% (Automobiles)	3,297	270,961
LG Chem, Ltd. 2.53% (Chemicals)	13,000	2,174,790
♦Samsung Electronics Co., Ltd. 1.69% (Technology Hardware, Storage & Peripherals)	873	901,269

		5,900,556

Total Preferred Stocks (Cost $17,252,706)		19,833,799

	Number of Warrants
Warrants 0.0%‡
Hong Kong 0.0%‡
Ju Teng International Holdings, Ltd. Expires 10/14/16 (Electronic Equipment, Instruments & Components) (a)(d)	20,750	40

Total Warrants (Cost $0)		40

M-192	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Short-Term Investment 0.3%
Repurchase Agreement 0.3%
United States 0.3%
Fixed Income Clearing Corp. 0.03%, dated 6/30/16 due 7/1/16 Proceeds at Maturity $1,206,094 (Collateralized by United States Treasury Notes with rates between 1.125% and 1.375% and a maturity date of 4/30/20, with a Principal Amount of $1,210,000 and a Market Value of $1,233,066) (Capital Markets)	$1,206,093	$1,206,093

Total Short-Term Investment (Cost $1,206,093)		1,206,093

Total Investments, Before Investments Sold Short (g) (Cost $380,144,909)	98.7%	394,465,767

	Shares
Investment Sold Short (0.0%)‡
Exchange-Traded Fund Sold Short(e) (0.0%)‡
United States (0.0%)‡
iShares MSCI Emerging Markets ETF (Capital Markets) (f)	(744)	(25,564)

Total Exchange-Traded Funds Sold Short (Cost $24,091)		(25,564)

Total Investments Sold Short (Cost $24,091)		(25,564)

Total Investments (Cost $380,120,818)	98.7%	394,440,203
Other Assets, Less Liabilities	1.3	5,060,298
Net Assets	100.0%	$399,500,501
‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Illiquid security—As of June 30, 2016, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $614,872, which represented 0.2% of the Portfolio’s net assets.

(d)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of June 30, 2016, the total market value of these securities was $121,202, which represented less than one-tenth of a percent of the Portfolio’s net assets.

(e)	Exchange-Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(f)	As of June 30, 2016, cash in the amount of ($25,564) was on deposit with a broker for short sale transactions.

(g)	As of June 30, 2016, cost was $384,539,685 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$33,225,037
Gross unrealized depreciation	(23,298,955)

Net unrealized appreciation	$9,926,082

Total Return Equity Swap Contracts

Open OTC total return equity swap contracts as of June 30, 2016 were as follows:

Counterparty	Reference Obligation	Rate (Paid) by the Portfolio	Termination Date	Shares Long/(Short)	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation
Brazil
Deutsche Bank	Ambev S.A.	1 Month LIBOR BBA plus 0.75%	3/3/2017	32,600	$147	$49,067
Deutsche Bank	Banco S.A.ntander Brasil S.A.	1 Month LIBOR BBA plus 0.75%	3/3/2017	21,400	106	15,320
Deutsche Bank	BM&FBovespa S.A.—Bolsa de Valores Mercadorias e Futuros	1 Month LIBOR BBA plus 0.75%	3/3/2017	89,200	413	88,593
Deutsche Bank	Itau Unibanco Holding S.A.	1 Month LIBOR BBA plus 0.75%	3/3/2017	80,100	673	85,013
Deutsche Bank	Kroton Educacional S.A.	1 Month LIBOR BBA plus 0.75%	9/27/2016	112,900	213	249,241
Deutsche Bank	M Dias Branco S.A.	1 Month LIBOR BBA plus 0.75%	3/3/2017	6,700	182	39,986

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-193

Portfolio of Investments June 30, 2016 (Unaudited) (continued)

Counterparty	Reference Obligation	Rate (Paid) by the Portfolio	Termination Date	Shares Long/(Short)	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation
Brazil (continued)
Deutsche Bank	Petroleo Brasileiro S.A.	1 Month LIBOR BBA plus 0.75%	3/3/2017	91,000	$277	$51,237
Deutsche Bank	Smiles S.A.	1 Month LIBOR BBA plus 0.75%	3/3/2017	19,200	134	154,693
Deutsche Bank	Via Varejo S.A.	1 Month LIBOR BBA plus 0.75%	3/3/2017	110,400	192	65,531
Chile
Deutsche Bank	Cencosud S.A.	1 Month LIBOR BBA plus 0.60%	6/21/2017	184,624	506	22,005
China
Deutsche Bank	Aluminum Corp. of China, Ltd.	1 Month LIBOR BBA minus 11.00%	3/1/2017	(1,402,000)	(484)	45,208
Deutsche Bank	BBMG Corp.	1 Month LIBOR BBA minus 0.50%	3/1/2017	(14,000)	(5)	511
Deutsche Bank	CSSC Offshore and Marine Engineering Group Co., Ltd.	1 Month LIBOR BBA minus 9.75%	3/1/2017	(146,000)	(382)	157,759
Deutsche Bank	Dongfang Electric Corp., Ltd.	1 Month LIBOR BBA minus 2.50%	3/1/2017	(255,800)	(388)	174,460
Deutsche Bank	Nanjing Panda Electronics Co., Ltd.	1 Month LIBOR BBA minus 2.00%	3/1/2017	(264,000)	(282)	84,656
Deutsche Bank	Ping An Insurance Group Co of China, Ltd.	1 Month LIBOR BBA plus 0.50%	3/1/2017	102,000	442	7,149
Deutsche Bank	Sinopec Oilfield Service Corp.	1 Month LIBOR BBA minus 10.00%	3/1/2017	(1,026,000)	(363)	153,347
Deutsche Bank	Tsingtao Brewery Co., Ltd.	1 Month LIBOR BBA minus 0.50%	3/1/2017	(14,000)	(53)	4,072
Hong Kong
Deutsche Bank	Brilliance China Automotive Holdings, Ltd.	1 Month LIBOR BBA minus 0.50%	3/1/2017	(556,000)	(645)	74,500
Deutsche Bank	China ZhengTong Auto Services Holdings, Ltd.	1 Month LIBOR BBA minus 1.00%	3/1/2017	(35,500)	(14)	1,139
Deutsche Bank	Cosmo Lady China Holdings Co., Ltd.	1 Month LIBOR BBA minus 4.75%	3/1/2017	(300,000)	(186)	32,242
Deutsche Bank	Fufeng Group, Ltd.	1 Month LIBOR BBA minus 3.75%	3/1/2017	(58,000)	(19)	2,509
Deutsche Bank	Haier Electronics Group Co., Ltd.	1 Month LIBOR BBA minus 0.50%	3/1/2017	(69,000)	(111)	5,244
Deutsche Bank	Kingdee International Software Group Co., Ltd.	1 Month LIBOR BBA minus 4.00%	3/1/2017	(420,000)	(135)	5,873
Deutsche Bank	Luye Pharma Group, Ltd.	1 Month LIBOR BBA minus 2.50%	3/1/2017	(902,000)	(707)	141,191
Deutsche Bank	PAX Global Technology, Ltd.	1 Month LIBOR BBA minus 2.75%	3/1/2017	(644,000)	(571)	9,433
Deutsche Bank	PW Medtech Group, Ltd.	1 Month LIBOR BBA minus 5.50%	3/1/2017	(63,000)	(23)	5,895
Deutsche Bank	Sinopec Kantons Holdings, Ltd.	1 Month LIBOR BBA minus 3.75%	3/1/2017	(358,000)	(226)	43,024
Deutsche Bank	Tencent Holdings, Ltd.	1 Month LIBOR BBA plus 0.50%	3/1/2017	25,400	531	45,397
Hungary
Deutsche Bank	MOL Hungarian Oil & Gas PLC	1 Month LIBOR BBA plus 0.90%	10/24/2016	2,717	154	3,357
Deutsche Bank	OTP Bank PLC	1 Month LIBOR BBA plus 0.90%	10/24/2016	27,281	553	55,845
Indonesia
Deutsche Bank	Bank Central Asia Tbk PT	1 Month LIBOR BBA plus 0.75%	3/9/2017	201,100	196	7,431
Malaysia
Deutsche Bank	Public Bank Bhd	1 Month LIBOR BBA plus 0.75%	3/9/2017	69,200	323	9,113

M-194	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Counterparty	Reference Obligation	Rate (Paid) by the Portfolio	Termination Date	Shares Long/(Short)	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation
Mexico
Deutsche Bank	Arca Continental S.A.B. de C.V.	1 Month LIBOR BBA plus 0.50%	3/23/2017	37,500	$254	$15,065
Deutsche Bank	Fomento Economico Mexicano S.A.B. de C.V.	1 Month LIBOR BBA plus 0.50%	3/23/2017	144,100	1,306	31,765
Deutsche Bank	Grupo Financiero Banorte S.A.B. de C.V.	1 Month LIBOR BBA plus 0.50%	12/28/2016	128,100	657	64,420
Deutsche Bank	Grupo Financiero Santander Mexico S.A.B. de C.V.	1 Month LIBOR BBA plus 0.50%	12/28/2016	93,800	168	3,225
Peru
Deutsche Bank	Cia de Minas Buenaventura S.A.A.	1 Month LIBOR BBA plus 0.40%	12/23/2016	22,000	247	16,383
Philippines
Deutsche Bank	BDO Unibank, Inc.	1 Month LIBOR BBA plus 0.75%	6/21/2017	52,960	122	4,096
Poland
Deutsche Bank	Alior Bank S.A.	1 Month LIBOR BBA minus 3.25%	3/22/2017	(30,368)	(433)	32,301
Deutsche Bank	Bank Handlowy w Warszawie S.A.	1 Month LIBOR BBA minus 2.50%	3/22/2017	(2,565)	(47)	308
Deutsche Bank	Bank Millennium S.A.	1 Month LIBOR BBA minus 2.00%	3/22/2017	(68,067)	(97)	16,701
Deutsche Bank	Bank Zachodni WBK S.A.	1 Month LIBOR BBA plus 0.90%	3/22/2017	1,783	116	3,221
Deutsche Bank	CCC S.A.	1 Month LIBOR BBA minus 5.00%	3/22/2017	(13,121)	(565)	35,055
Deutsche Bank	Cyfrowy Polsat S.A.	1 Month LIBOR BBA plus 0.90%	3/22/2017	82,437	422	38,697
Deutsche Bank	Getin Noble Bank S.A.	1 Month LIBOR BBA minus 7.75%	3/22/2017	(71,162)	(17)	9,061
Deutsche Bank	LPP S.A.	1 Month LIBOR BBA minus 5.75%	3/22/2017	(409)	(730)	194,085
Deutsche Bank	Orange Polska S.A.	1 Month LIBOR BBA minus 2.50%	3/22/2017	(205,742)	(271)	5,793
Republic of Korea
Deutsche Bank	Fila Korea, Ltd.	1 Month LIBOR BBA minus 3.25%	3/9/2017	(7,113)	(589)	27,653
Deutsche Bank	Hanjin Shipping Co., Ltd.	1 Month LIBOR BBA minus 3.25%	3/9/2017	(90,236)	(248)	89,998
Deutsche Bank	Hankook Shell Oil Co., Ltd.	1 Month LIBOR BBA minus 4.50%	3/9/2017	(26)	(11)	762
Deutsche Bank	Kolmar BNH Co., Ltd.	1 Month LIBOR BBA minus 6.25%	3/9/2017	(1,245)	(40)	982
Deutsche Bank	Korea Electric Power Corp.	1 Month LIBOR BBA plus 0.55%	3/2/2017	6,279	313	16,261
Deutsche Bank	Muhak Co., Ltd.	1 Month LIBOR BBA minus 3.50%	3/9/2017	(5,253)	(118)	7,169
Deutsche Bank	NICE Information Service Co., Ltd.	1 Month LIBOR BBA minus 5.00%	3/9/2017	(51,438)	(406)	98,406
Deutsche Bank	POSCO Chemtech Co., Ltd.	1 Month LIBOR BBA minus 2.00%	3/9/2017	(2,519)	(32)	9,100
Deutsche Bank	Samkwang Glass	1 Month LIBOR BBA minus 4.50%	3/9/2017	(1,062)	(77)	744
Deutsche Bank	Samsung Electronics Co., Ltd.	1 Month LIBOR BBA plus 0.55%	3/2/2017	2,945	3,024	382,539
Deutsche Bank	Shinsegae International, Inc.	1 Month LIBOR BBA minus 8.00%	3/9/2017	(4,575)	(340)	70,522
Russia
Deutsche Bank	Gazprom PJSC	1 Month LIBOR BBA plus 0.45%	3/20/2017	65,668	258	24,728
Deutsche Bank	Lukoil PJSC	1 Month LIBOR BBA plus 0.45%	3/20/2017	11,352	370	103,810
Singapore
Deutsche Bank	Technovator International, Ltd.	1 Month LIBOR BBA minus 3.25%	3/1/2017	(168,000)	(101)	15,656

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-195

Portfolio of Investments June 30, 2016 (Unaudited) (continued)

Counterparty	Reference Obligation	Rate (Paid) by the Portfolio	Termination Date	Shares Long/(Short)	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation
South Africa
Deutsche Bank	ArcelorMittal South Africa, Ltd.	1 Month LIBOR BBA minus 0.80%	3/9/2017	(222,957)	$(162)	$33,410
Deutsche Bank	EOH Holdings, Ltd.	1 Month LIBOR BBA minus 0.80%	3/9/2017	(18,848)	(178)	228
Deutsche Bank	Foschini Group, Ltd.	1 Month LIBOR BBA plus 0.80%	3/9/2017	122,160	1,151	254
Deutsche Bank	Grindrod, Ltd.	1 Month LIBOR BBA minus 0.80%	3/9/2017	(400,865)	(345)	32,762
Deutsche Bank	Mpact, Ltd.	1 Month LIBOR BBA minus 0.80%	3/9/2017	(24,322)	(54)	4,698
Deutsche Bank	Mr Price Group, Ltd.	1 Month LIBOR BBA minus 0.80%	3/9/2017	(28,927)	(410)	7,975
Deutsche Bank	MTN Group, Ltd.	1 Month LIBOR BBA plus 0.80%	3/9/2017	144,498	1,368	34,889
Deutsche Bank	Naspers, Ltd.	1 Month LIBOR BBA plus 0.80%	3/9/2017	22,478	3,100	311,400
Deutsche Bank	Sappi, Ltd.	1 Month LIBOR BBA plus 0.80%	3/9/2017	48,993	190	37,685
Taiwan
Deutsche Bank	Brogent Technologies, Inc.	1 Month LIBOR BBA minus 7.75%	3/9/2017	(4,000)	(42)	14,242
Deutsche Bank	China Steel Chemical Corp.	1 Month LIBOR BBA minus 3.75%	3/9/2017	(81,000)	(295)	26,147
Deutsche Bank	Chunghwa Telecom Co., Ltd.	1 Month LIBOR BBA plus 0.55%	3/9/2017	517,000	1,539	313,421
Deutsche Bank	eMemory Technology, Inc.	1 Month LIBOR BBA minus 8.00%	3/9/2017	(33,000)	(334)	8,976
Deutsche Bank	Hon Hai Precision Industry Co., Ltd.	1 Month LIBOR BBA plus 0.55%	3/9/2017	734,650	1,849	26,627
Deutsche Bank	International Games System Co., Ltd.	1 Month LIBOR BBA minus 4.00%	3/9/2017	(39,000)	(352)	29,699
Deutsche Bank	Nan Ya Printed Circuit Board Corp.	1 Month LIBOR BBA minus 6.00%	3/9/2017	(65,000)	(70)	11,682
Deutsche Bank	Oriental Union Chemical Corp.	1 Month LIBOR BBA minus 4.50%	3/9/2017	(121,000)	(86)	12,624
Deutsche Bank	Taiwan Semiconductor Manufacturing Co., Ltd.	1 Month LIBOR BBA plus 0.55%	3/9/2017	735,000	3,243	446,221
Deutsche Bank	Unimicron Technology Corp.	1 Month LIBOR BBA minus 5.25%	3/9/2017	(175,000)	(77)	349
Thailand
Deutsche Bank	BEC World PCL	1 Month LIBOR BBA minus 5.00%	6/7/2017	(30,700)	(21)	931
Turkey
Deutsche Bank	Aksa Enerji Uretim A.S.	1 Month LIBOR BBA minus 12.00%	3/22/2017	(159,206)	(167)	33,942
Deutsche Bank	Anadolu Efes Biracilik Ve Malt Sanayii A.S.	1 Month LIBOR BBA minus 3.00%	3/22/2017	(54,252)	(378)	9,804
Deutsche Bank	Coca-Cola Icecek A.S.	1 Month LIBOR BBA minus 5.00%	3/22/2017	(44,902)	(558)	9,111
Deutsche Bank	Dogan Sirketler Grubu Holding A.S.	1 Month LIBOR BBA minus 11.31%	3/22/2017	(2,327,074)	(438)	64,229
Deutsche Bank	Otokar Otomotiv Ve Savunma Sanayi A.S.	1 Month LIBOR BBA minus 10.00%	3/22/2017	(14,718)	(533)	37,058
Deutsche Bank	Yazicilar Holding A.S.	1 Month LIBOR BBA minus 12.00%	3/22/2017	(31,236)	(134)	1,400
United States
Deutsche Bank	Alibaba Group Holding, Ltd.	1 Month LIBOR BBA plus 0.40%	12/23/2016	17,100	1,356	3,727
Deutsche Bank	Credicorp, Ltd.	1 Month LIBOR BBA plus 0.40%	12/23/2016	3,500	522	17,671
Deutsche Bank	Momo, Inc.	US Federal Funds Rate minus 0.40%	3/23/2017	(25,000)	(288)	34,997
Deutsche Bank	NetEase, Inc.	1 Month LIBOR BBA plus 0.40%	12/23/2016	1,300	213	38,588
Deutsche Bank	Qunar Cayman Islands, Ltd.	US Federal Funds Rate minus 6.50%	3/23/2017	(15,500)	(573)	111,696
					$12,619	$4,924,990

M-196	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Counterparty	Reference Obligation	Rate (Paid) by the Portfolio	Termination Date	Shares Long/(Short)	Notional Amount Long/ (Short) (000)*	Unrealized Depreciation
Brazil
Deutsche Bank	AES Tiete Energia S.A.	1 Month LIBOR BBA minus 0.75%	3/3/2017	(60,400)	$(238)	$(40,488)
Deutsche Bank	Arezzo Industria e Comercio S.A.	1 Month LIBOR BBA minus 7.40%	3/3/2017	(55,400)	(281)	(185,145)
Deutsche Bank	B2W Cia Digital	1 Month LIBOR BBA minus 40.00%	3/3/2017	(155,600)	(451)	(10,970)
Deutsche Bank	BRF S.A.	1 Month LIBOR BBA minus 0.75%	3/3/2017	(9,000)	(116)	(10,885)
Deutsche Bank	Centrais Eletricas Brasileiras S.A.	1 Month LIBOR BBA minus 1.00%	3/3/2017	(200)	— **	(610)
Deutsche Bank	CPFL Energia S.A.	1 Month LIBOR BBA minus 1.25%	3/3/2017	(99,158)	(401)	(240,831)
Deutsche Bank	Duratex S.A.	1 Month LIBOR BBA minus 4.25%	3/3/2017	(253,000)	(535)	(136,177)
Deutsche Bank	Eletropaulo Metropolitana Eletricidade de Sao Paulo S.A.	1 Month LIBOR BBA minus 4.00%	3/3/2017	(273,200)	(530)	(195,105)
Deutsche Bank	Embraer S.A.	1 Month LIBOR BBA plus 0.75%	3/3/2017	83,900	636	(168,598)
Deutsche Bank	Iochpe Maxion S.A.	1 Month LIBOR BBA minus 0.75%	3/3/2017	(63,200)	(257)	(14,542)
Deutsche Bank	Klabin S.A.	1 Month LIBOR BBA minus 2.00%	3/3/2017	(94,500)	(447)	(10,170)
Deutsche Bank	Light S.A.	1 Month LIBOR BBA minus 0.75%	3/3/2017	(98,700)	(253)	(95,446)
Deutsche Bank	Linx S.A.	1 Month LIBOR BBA minus 10.00%	3/3/2017	(119,100)	(470)	(133,178)
Deutsche Bank	Lojas Americanas S.A.	1 Month LIBOR BBA minus 2.00%	3/3/2017	(310,780)	(999)	(311,043)
Deutsche Bank	Lojas Renner S.A.	1 Month LIBOR BBA minus 0.75%	3/3/2017	(6,300)	(40)	(6,903)
Deutsche Bank	Suzano Papel e Celulose S.A.	1 Month LIBOR BBA minus 0.75%	3/3/2017	(39,100)	(136)	(2,844)
Deutsche Bank	TIM Participacoes S.A.	1 Month LIBOR BBA minus 4.00%	3/3/2017	(245,500)	(417)	(112,348)
Deutsche Bank	Usinas Siderurgicas de Minas Gerais S.A.	1 Month LIBOR BBA minus 6.00%	3/3/2017	(721,198)	(317)	(128,064)
Deutsche Bank	Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao S.A.	1 Month LIBOR BBA minus 0.75%	3/3/2017	(41,300)	(306)	(49,721)
Deutsche Bank	WEG S.A.	1 Month LIBOR BBA minus 1.25%	3/3/2017	(136,400)	(520)	(64,731)
China
Deutsche Bank	BYD Co., Ltd.	1 Month LIBOR BBA minus 2.00%	3/1/2017	(17,500)	(98)	(7,212)
Deutsche Bank	China Construction Bank Corp.	1 Month LIBOR BBA plus 0.50%	3/1/2017	1,623,000	1,132	(61,342)
Deutsche Bank	China Molybdenum Co., Ltd.	1 Month LIBOR BBA minus 2.50%	3/1/2017	(1,107,000)	(231)	(15,793)
Deutsche Bank	China Petroleum & Chemical Corp.	1 Month LIBOR BBA plus 0.50%	3/1/2017	2,150,000	1,707	(155,859)
Deutsche Bank	China Shipping Container Lines Co., Ltd.	1 Month LIBOR BBA minus 1.50%	3/1/2017	(1,274,000)	(254)	(8,568)
Deutsche Bank	Dalian Port PDA Co., Ltd.	1 Month LIBOR BBA minus 5.31%	3/1/2017	(578,000)	(229)	(30,976)
Deutsche Bank	Industrial & Commercial Bank of China, Ltd.	1 Month LIBOR BBA plus 0.50%	3/1/2017	616,000	410	(69,078)
Deutsche Bank	Yanzhou Coal Mining Co., Ltd.	1 Month LIBOR BBA minus 5.50%	3/1/2017	(502,000)	(275)	(49,134)
Hong Kong
Deutsche Bank	Baoxin Auto Group, Ltd.	1 Month LIBOR BBA minus 8.00%	3/1/2017	(237,097)	(137)	(20,407)
Deutsche Bank	China Gas Holdings, Ltd.	1 Month LIBOR BBA minus 0.50%	3/1/2017	(16,000)	(23)	(1,024)
Deutsche Bank	China Mobile, Ltd.	1 Month LIBOR BBA plus 0.50%	3/1/2017	51,500	630	(41,903)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-197

Portfolio of Investments June 30, 2016 (Unaudited) (continued)

Counterparty	Reference Obligation	Rate (Paid) by the Portfolio	Termination Date	Shares Long/(Short)	Notional Amount Long/ (Short) (000)*	Unrealized Depreciation
Hong Kong (continued)
Deutsche Bank	China Traditional Chinese Medicine Co., Ltd.	1 Month LIBOR BBA minus 2.50%	3/1/2017	(756,000)	$(293)	$(5,407)
Deutsche Bank	CNOOC, Ltd.	1 Month LIBOR BBA plus 0.50%	3/1/2017	442,000	595	(47,161)
Deutsche Bank	Cogobuy Group	1 Month LIBOR BBA minus 11.25%	3/1/2017	(300,000)	(461)	(19,578)
Deutsche Bank	Credit China Holdings, Ltd.	1 Month LIBOR BBA minus 11.75%	3/1/2017	(228,000)	(49)	(38,686)
Deutsche Bank	Li Ning Co., Ltd.	1 Month LIBOR BBA minus 2.00%	3/1/2017	(1,321,000)	(620)	(27,007)
Deutsche Bank	Phoenix Healthcare Group Co., Ltd.	1 Month LIBOR BBA minus 6.00%	3/1/2017	(396,000)	(438)	(109,393)
Deutsche Bank	SSY Group, Ltd.	1 Month LIBOR BBA minus 1.50%	3/1/2017	(576,982)	(141)	(44,787)
Deutsche Bank	Tian Ge Interactive Holdings, Ltd.	1 Month LIBOR BBA minus 6.50%	3/1/2017	(532,000)	(308)	(31,835)
Deutsche Bank	Wisdom Sports Group	1 Month LIBOR BBA minus 5.75%	3/1/2017	(321,000)	(94)	(3,652)
India
Deutsche Bank	Infosys, Ltd.	1 Month LIBOR BBA plus 0.80%	6/21/2017	21,442	377	(4,767)
Indonesia
Deutsche Bank	Bank Mandiri Persero Tbk PT	1 Month LIBOR BBA plus 0.75%	3/9/2017	479,100	373	(26,927)
Malaysia
Deutsche Bank	CIMB Group Holdings Bhd	1 Month LIBOR BBA plus 0.75%	3/9/2017	153,200	183	(16,572)
Deutsche Bank	MISC Bhd	1 Month LIBOR BBA plus 0.75%	3/9/2017	57,100	123	(17,136)
Deutsche Bank	UMW Holdings Bhd	1 Month LIBOR BBA minus 5.50%	3/9/2017	(29,500)	(37)	(4,394)
Mexico
Deutsche Bank	Alfa S.A.B. de C.V.	1 Month LIBOR BBA plus 0.50%	12/28/2016	49,700	100	(14,181)
Deutsche Bank	Banregio Grupo Financiero S.A.B. de C.V.	1 Month LIBOR BBA minus 3.50%	3/23/2017	(77,400)	(434)	(13,336)
Deutsche Bank	Genomma Lab Internacional S.A.B. de C.V.	1 Month LIBOR BBA minus 2.25%	3/23/2017	(391,900)	(296)	(105,766)
Deutsche Bank	Gentera S.A.B. de C.V.	1 Month LIBOR BBA plus 0.50%	3/23/2017	84,000	166	(16,526)
Deutsche Bank	Grupo Simec S.A.B. de C.V.	1 Month LIBOR BBA minus 3.25%	3/23/2017	(46,200)	(121)	(15,422)
Deutsche Bank	Industrias CH S.A.B. de C.V.	1 Month LIBOR BBA minus 3.75%	3/23/2017	(37,800)	(127)	(29,370)
Deutsche Bank	Infraestructura Energetica Nova S.A.B. de C.V.	1 Month LIBOR BBA minus 2.25%	3/23/2017	(132,900)	(546)	(15,362)
Deutsche Bank	Minera Frisco S.A.B. de C.V.	1 Month LIBOR BBA minus 2.50%	3/23/2017	(162,800)	(102)	(7,851)
Deutsche Bank	OHL Mexico S.A.B. de C.V.	1 Month LIBOR BBA plus 0.50%	3/23/2017	316,200	404	(17,335)
Deutsche Bank	Wal-Mart de Mexico S.A.B. de C.V.	1 Month LIBOR BBA plus 0.50%	3/23/2017	200,500	486	(2,985)
Philippines
Deutsche Bank	Xurpas, Inc.	1 Month LIBOR BBA minus 4.25%	6/21/2017	(249,300)	(87)	(1,094)
Poland
Deutsche Bank	Bank Pekao S.A.	1 Month LIBOR BBA plus 0.90%	3/22/2017	6,737	246	(11,321)
Deutsche Bank	Enea S.A.	1 Month LIBOR BBA plus 0.90%	3/22/2017	69,602	182	(6,305)
Deutsche Bank	Grupa Lotos S.A.	1 Month LIBOR BBA minus 2.00%	3/22/2017	(72)	— **	(85)
Deutsche Bank	Jastrzebska Spolka Weglowa S.A.	1 Month LIBOR BBA minus 5.00%	3/22/2017	(24,173)	(97)	(8,293)

M-198	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Counterparty	Reference Obligation	Rate (Paid) by the Portfolio	Termination Date	Shares Long/(Short)	Notional Amount Long/ (Short) (000)*	Unrealized Depreciation
Poland (continued)
Deutsche Bank	Powszechna Kasa Oszczednosci Bank Polski S.A.	1 Month LIBOR BBA plus 0.90%	3/22/2017	44,919	$270	$(3,864)
Deutsche Bank	Synthos S.A.	1 Month LIBOR BBA minus 1.50%	3/22/2017	(56,277)	(50)	(1,068)
Republic of Korea
Deutsche Bank	Hotel Shilla Co., Ltd.	1 Month LIBOR BBA minus 2.00%	3/9/2017	(9,949)	(539)	(46,687)
Deutsche Bank	KEPCO Plant Service & Engineering Co., Ltd.	1 Month LIBOR BBA minus 1.25%	3/9/2017	(9,245)	(513)	(7,146)
Deutsche Bank	Kia Motors Corp.	1 Month LIBOR BBA plus 0.55%	3/2/2017	36,397	1,384	(18,915)
Deutsche Bank	Korea Aerospace Industries, Ltd.	1 Month LIBOR BBA minus 1.00%	3/9/2017	(9,474)	(544)	(57,362)
Deutsche Bank	Kumho Tire Co., Inc.	1 Month LIBOR BBA minus 3.75%	3/9/2017	(66,440)	(550)	(827)
Deutsche Bank	Loen Entertainment, Inc.	1 Month LIBOR BBA minus 1.00%	3/9/2017	(2,882)	(180)	(2,557)
Deutsche Bank	Samsung Engineering Co., Ltd.	1 Month LIBOR BBA minus 5.75%	3/9/2017	(62,565)	(532)	(24,520)
Deutsche Bank	SK Chemicals Co., Ltd.	1 Month LIBOR BBA minus 2.75%	3/9/2017	(4,611)	(260)	(30,384)
Deutsche Bank	Ssangyong Motor Co.	1 Month LIBOR BBA minus 5.25%	3/9/2017	(12,470)	(73)	(2,532)
Russia
Deutsche Bank	Novatek OJSC	1 Month LIBOR BBA minus 1.50%	3/20/2017	(4,160)	(304)	(120,259)
Deutsche Bank	VTB Bank PJSC	1 Month LIBOR BBA minus 0.75%	3/20/2017	(148,703)	(297)	(9,011)
South Africa
Deutsche Bank	Coronation Fund Managers, Ltd.	1 Month LIBOR BBA minus 0.80%	3/9/2017	(118,255)	(417)	(119,770)
Deutsche Bank	Discovery, Ltd.	1 Month LIBOR BBA minus 0.80%	3/9/2017	(71,435)	(554)	(39,774)
Deutsche Bank	Famous Brands, Ltd.	1 Month LIBOR BBA minus 0.80%	3/9/2017	(8,709)	(71)	(3,544)
Deutsche Bank	Mondi, Ltd.	1 Month LIBOR BBA minus 0.80%	3/9/2017	(30,377)	(553)	(610)
Deutsche Bank	Nampak, Ltd.	1 Month LIBOR BBA minus 0.80%	3/9/2017	(475,088)	(573)	(42,020)
Deutsche Bank	New Europe Property Investments PLC	1 Month LIBOR BBA plus 0.80%	3/9/2017	45,936	538	(14,563)
Deutsche Bank	Northam Platinum, Ltd.	1 Month LIBOR BBA minus 0.80%	3/9/2017	(136,721)	(267)	(130,799)
Deutsche Bank	PSG Group, Ltd.	1 Month LIBOR BBA minus 0.80%	3/9/2017	(24,706)	(303)	(22,696)
Deutsche Bank	Sun International, Ltd.	1 Month LIBOR BBA minus 0.80%	3/9/2017	(17,163)	(78)	(21,966)
Deutsche Bank	Telkom S.A. SOC, Ltd.	1 Month LIBOR BBA plus 0.80%	3/9/2017	96,729	465	(31,044)
Deutsche Bank	Truworths International, Ltd.	1 Month LIBOR BBA plus 0.80%	3/9/2017	107,608	770	(143,708)
Deutsche Bank	Woolworths Holdings, Ltd.	1 Month LIBOR BBA minus 0.80%	3/9/2017	(7,596)	(40)	(3,773)
Taiwan
Deutsche Bank	Chroma ATE, Inc.	1 Month LIBOR BBA minus 6.00%	3/9/2017	(118,000)	(225)	(56,373)
Deutsche Bank	Epistar Corp.	1 Month LIBOR BBA minus 2.50%	3/9/2017	(801,000)	(498)	(66,472)
Deutsche Bank	Pou Chen Corp.	1 Month LIBOR BBA plus 0.55%	3/9/2017	21,000	31	(3,390)
Deutsche Bank	TPK Holding Co., Ltd.	1 Month LIBOR BBA minus 7.25%	3/9/2017	(282,000)	(538)	(6,150)
Turkey
Deutsche Bank	KOC Holding A.S.	1 Month LIBOR BBA minus 2.50%	3/22/2017	(40,569)	(177)	(9,054)
Deutsche Bank	Migros Ticaret A.S.	1 Month LIBOR BBA minus 6.00%	3/22/2017	(25,015)	(144)	(918)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-199

Portfolio of Investments June 30, 2016 (Unaudited) (continued)

Counterparty	Reference Obligation	Rate (Paid) by the Portfolio	Termination Date	Shares Long/(Short)	Notional Amount Long/ (Short) (000)*	Unrealized Depreciation
Turkey (continued)
Deutsche Bank	Pegasus Hava Tasimaciligi A.S.	1 Month LIBOR BBA minus 16.00%	3/22/2017	(20,000)	$(93)	$(2,082)
Deutsche Bank	Sekerbank T.A.S.	1 Month LIBOR BBA minus 6.50%	3/22/2017	(94,654)	(43)	(226)
United States
Deutsche Bank	500.com, Ltd.	US Federal Funds Rate minus 0.40%	3/23/2017	(17,800)	(284)	(11,461)
Deutsche Bank	51job, Inc.	US Federal Funds Rate minus 0.40%	3/23/2017	(9,800)	(280)	(6,970)
Deutsche Bank	eHi Car Services, Ltd.	US Federal Funds Rate minus 0.40%	3/23/2017	(6,600)	(65)	(2,224)
Deutsche Bank	Southern Copper Corp.	US Federal Funds Rate minus 0.40%	3/23/2017	(20,900)	(540)	(19,936)
Deutsche Bank	Tuniu Corp.	US Federal Funds Rate minus 0.40%	3/23/2017	(10,000)	(77)	(6,870)
Deutsche Bank	Zhaopin, Ltd.	US Federal Funds Rate minus 0.40%	3/23/2017	(5,300)	(75)	(1,794)
					$(10,741)	$(4,134,948)

*	Shares and Notional amounts reflected as a positive value indicate a long position held by the Portfolio and a negative value indicates a short position.

**	Represents less than one thousand dollars.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016, for valuing the Portfolio’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks (b)	$55,800,270	$317,504,403	$121,162	$373,425,835
Preferred Stocks	13,933,243	5,900,556	—	19,833,799
Warrants (c)	—	—	40	40
Short-Term Investment
Repurchase Agreement	—	1,206,093	—	1,206,093

Total Investments in Securities	69,733,513	324,611,052	121,202	394,465,767

Other Financial Instruments
Total Return Equity Swap Contracts (d)	—	4,924,990	—	4,924,990

Total Investments in Securities and Other Financial Instruments	$69,733,513	$329,536,042	$121,202	$399,390,757

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities Sold Short (a)
Exchange Traded Fund Sold Short	$(25,564)	$—	$—	$(25,564)

Total Investments in Securities Sold Short	(25,564)	—	—	(25,564)

Other Financial Instruments
Total Return Equity Swap Contracts (d)	—	(4,069,749)	(65,199)	(4,134,948)

Total Investments in Securities Sold Short and Other Financial Instruments	$(25,564)	$(4,069,749)	$(65,199)	$(4,160,512)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

M-200	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(b)	The Level 3 securities valued at $121,141, $0 and $21, are held in China, Mexico and South Africa, respectively, within the Common Stocks section of the Portfolio of Investments.

(c)	The Level 3 security valued at $40 is held in Hong Kong within the Warrant section of the Portfolio of Investments.

(d)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

During the period ended June 30, 2016, certain foreign equity securities with a total market value of $215,357,287 transferred from Level 1 to Level 2, as the prices of these securities were fair valued by applying factors provided by a third party vendor in accordance with the portfolio’s policies and procedures. (See Note 2)

During the period ended June 30, 2016, a foreign equity security with a total market value of $187,057 transferred from Level 3 to Level 2, as the security was fair valued by applying factors provided by a third party vendor in accordance with the portfolio’s policies and procedures compared with the prior year’s price whose fair value was measured by utilizing significant unobservable inputs.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2015	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of June 30, 2016	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at June 30, 2016 (a)
Common Stocks
China	$193,717	$—	$—	$(59,816)	$176	$—	$174,121	$(187,057)	$121,141	$(59,816)
Mexico	10	—	—	(10)	—	—	—	—	—	(10)
South Africa	20	—	—	1	—	—	—	—	21	1
Warrants
Hong Kong	—	—	—	(442)	—	—	482	—	40	(442)

Total	$193,747	$—	$—	$(60,267)	$176	$—	$174,603	$(187,057)	$121,202	$(60,267)

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2015	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of June 30, 2016	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at June 30, 2016
Total Return Equity Swap Contracts (a)(b)	$—	$—	$—	$(150,235	)(c)	$—	$—	$85,036	$—	$(65,199)	$(150,235)

(a)	Total Return Equity swap contracts (expressed in terms of unrealized appreciation/depreciation)

(b)	Total Return Equity swap contracts with reference obligations of Baoxin Auto Group, Ltd., Grupo Simec S.A.B. de C.V. and Industrias CH S.A.B. de C.V.

(c)	Includes securities received through a corporate action.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-201

Portfolio of Investments June 30, 2016 (Unaudited) (continued)

The table below sets forth the diversification of MainStay VP Emerging Markets Equity Portfolio investments by industry.

Industry Diversification (Unaudited)

	Value	Percent†
Aerospace & Defense	$153,628	0.0	%‡
Airlines	2,051,093	0.5
Auto Components	10,547,264	2.6
Automobiles	8,359,100	2.1
Banks	46,203,291	11.6
Beverages	1,884,819	0.5
Building Products	852,892	0.2
Capital Markets	4,636,847	1.2
Chemicals	12,286,312	3.1
Commercial Services & Supplies	17,744	0.0	‡
Construction & Engineering	12,322,267	3.1
Construction Materials	3,425,944	0.9
Consumer Finance	6,790,631	1.7
Distributors	1,941,480	0.5
Diversified Consumer Services	5,662,289	1.4
Diversified Financial Services	8,105,073	2.0
Diversified Telecommunication Services	6,967,822	1.7
Electric Utilities	10,278,580	2.6
Electrical Equipment	3,478,617	0.9
Electronic Equipment, Instruments & Components	9,057,523	2.3
Food & Staples Retailing	5,416,276	1.4
Food Products	10,643,657	2.7
Health Care Equipment & Supplies	2,588,591	0.6
Health Care Providers & Services	3,067,249	0.8
Household Durables	7,271,717	1.8
Household Products	322,462	0.1
Independent Power & Renewable Electricity Producers	2,293,315	0.6
Industrial Conglomerates	6,179,243	1.5
Insurance	6,631,275	1.7
Internet Software & Services	33,932,006	8.5
IT Services	8,756,940	2.2
Life Sciences Tools & Services	2,083,632	0.5
Machinery	3,762,931	0.9
Marine	266,224	0.1
Media	6,107,531	1.5
Metals & Mining	15,946,617	4.0
Multi-Utilities	85,982	0.0	‡
Multiline Retail	2,993,223	0.7
Oil, Gas & Consumable Fuels	27,366,391	6.8
Paper & Forest Products	2,250,948	0.6
Personal Products	6,151,095	1.5
Pharmaceuticals	5,231,745	1.3
Real Estate Investment Trusts	893,002	0.2
Real Estate Management & Development	7,164,774	1.8
Semiconductors & Semiconductor Equipment	19,458,626	4.9
Software	1,470,505	0.4
Specialty Retail	1,898,092	0.5
Technology Hardware, Storage & Peripherals	19,779,321	4.9

	Value	Percent†
Textiles, Apparel & Luxury Goods	4,816,802	1.2%
Thrifts & Mortgage Finance	3,600,542	0.9
Tobacco	2,274,987	0.6
Trading Companies & Distributors	543,464	0.1
Transportation Infrastructure	4,453,674	1.1
Water Utilities	5,584,620	1.4
Wireless Telecommunication Services	8,129,528	2.0

	394,440,203	98.7
Other Assets, Less Liabilities	5,034,734	1.3

Net Assets	$399,474,937	100.0%

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

M-202	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2016 (Unaudited)

Assets
Investment in securities, at value (identified cost $380,144,909)	$394,465,767
Cash denominated in foreign currencies (identified cost $3,715,096)	3,743,612
Cash collateral on deposit at broker	1,210,000
Receivables:
Investment securities sold	2,319,728
Dividends and interest	1,960,552
Fund shares sold	23,844
Premiums paid for swap contracts	3,775
Unrealized appreciation on swap contracts	4,924,990
Other assets	1,606

Total assets	408,653,874

Liabilities
Investments sold short (proceeds $24,091)	25,564
Payables:
Investment securities purchased	4,097,550
Manager (See Note 3)	346,675
Custodian	221,497
Fund shares redeemed	135,088
Foreign capital gains tax (See Note 2(D))	131,533
NYLIFE Distributors (See Note 3)	33,138
Shareholder communication	22,979
Professional fees	758
Trustees	632
Broker fees and charges on short sales	184
Accrued expenses	2,827
Unrealized depreciation on total return equity swap contracts	4,134,948

Total liabilities	9,153,373

Net assets	$399,500,501

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$56,333
Additional paid-in capital	532,143,685

532,200,018
Undistributed net investment income	3,753,692
Accumulated net realized gain (loss) on investments, investments sold short, swap transactions and foreign currency transactions (a)	(151,463,853)
Net unrealized appreciation (depreciation) on investments and swap contracts (b)	14,980,005
Net unrealized appreciation (depreciation) on investments sold short	(1,473)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	32,112

Net assets	$399,500,501

Initial Class
Net assets applicable to outstanding shares	$233,303,144

Shares of beneficial interest outstanding	32,857,648

Net asset value per share outstanding	$7.10

Service Class
Net assets applicable to outstanding shares	$166,197,357

Shares of beneficial interest outstanding	23,475,678

Net asset value per share outstanding	$7.08

(a)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax.

(b)	Unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $130,895.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-203

Statement of Operations for the six months ended June 30, 2016 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$5,382,995
Interest	484

Total income	5,383,479

Expenses
Manager (See Note 3)	1,999,470
Custodian	455,955
Distribution and service—Service Class (See Note 3)	196,566
Professional fees	37,369
Shareholder communication	25,914
Trustees	4,545
Broker fees and charges on short sales	1,633
Miscellaneous	11,967

Total expenses	2,733,419

Net investment income (loss)	2,650,060

Realized and Unrealized Gain (Loss) on Investments, Swap Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (b)	(28,647,031)
Investments sold short	13,965
Swap transactions	(5,132,831)
Foreign currency transactions	(165,948)

Net realized gain (loss) on investments, investments sold short, swap transactions and foreign currency transactions	(33,931,845)

Net change in unrealized appreciation (depreciation) on:
Investments (c)	45,900,295
Investments sold short	(1,722)
Swap contracts	988,516
Translation of other assets and liabilities in foreign currencies	88,539

Net change in unrealized appreciation (depreciation) on investments, investments sold short, swap contracts and foreign currency transactions	46,975,628

Net realized and unrealized gain (loss) on investments, investments sold short, swap transactions and foreign currency transactions	13,043,783

Net increase (decrease) in net assets resulting from operations	$15,693,843

(a)	Dividends recorded net of foreign withholding taxes in the amount of $ 718,390.

(b)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax in the amount of $74,954.

(c)	Unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $56,002.

M-204	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2016 (Unaudited) and the year ended December 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,650,060	$2,567,522
Net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	(33,931,845)	(83,543,974)
Net change in unrealized appreciation (depreciation) on investments, investments sold short, swap contracts and foreign currency transactions	46,975,628	12,400,764

Net increase (decrease) in net assets resulting from operations	15,693,843	(68,575,688)

Dividends to shareholders:
From net investment income:
Initial Class	—	(2,884,208)
Service Class	—	(1,941,572)

Total dividends to shareholders	—	(4,825,780)

Capital share transactions:
Net proceeds from sale of shares	34,145,671	117,852,827
Net asset value of shares issued to shareholders in reinvestment of dividends	—	4,825,780
Cost of shares redeemed	(18,360,692)	(51,623,005)

Increase (decrease) in net assets derived from capital share transactions	15,784,979	71,055,602

Net increase (decrease) in net assets	31,478,822	(2,345,866)

Net Assets
Beginning of period	368,021,679	370,367,545

End of period	$399,500,501	$368,021,679

Undistributed net investment income at end of period	$3,753,692	$1,103,632

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-205

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,					February 17, 2012** through December 31,
	2016*		2015		2014		2013	2012
Net asset value at beginning of period	$6.83		$8.27		$9.50		$10.12	$10.00

Net investment income (loss) (a)	0.05		0.06		0.14	(b)	0.11	0.09
Net realized and unrealized gain (loss) on investments	0.22		(1.38)		(1.26)		(0.66)	0.04
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.02)		(0.01)		(0.00)‡	(0.01)

Total from investment operations	0.27		(1.34)		(1.13)		(0.55)	0.12

Less dividends:
From net investment income	—		(0.10)		(0.10)		(0.07)	—

Net asset value at end of period	$7.10		$6.83		$8.27		$9.50	$10.12

Total investment return	3.95	%(c)(d)	(16.20%)		(11.97%)		(5.43%)	1.20	%(c)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.59	%††	0.77%		1.52	% (b)	1.17%	1.15	%††
Net expenses	1.40	%††	1.40%		1.37%		1.34%	1.40	%††
Expenses (before waiver/reimbursement)	1.40	%††	1.40%		1.37%		1.34%	1.40	%††
Short sale expenses	0.00	%††(e)	0.00	% (e)	—		—	—
Portfolio turnover rate	62%		207%		65%		68%	81%
Net assets at end of period (in 000’s)	$233,303		$204,138		$165,049		$132,661	$190,688

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.33%, respectively, resulting from a special one-time dividend from BR Properties S.A. that paid 5.50 Brazilian Real per share.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(e)	Less than one-hundredth of a percent.

M-206	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Service Class
	Six months ended June 30,		Year ended December 31,					February 17, 2012** through December 31,
	2016*		2015		2014		2013	2012
Net asset value at beginning of period	$6.82		$8.25		$9.47		$10.10	$10.00

Net investment income (loss) (a)	0.04		0.04		0.12	(b)	0.08	0.08
Net realized and unrealized gain (loss) on investments	0.22		(1.37)		(1.25)		(0.66)	0.04
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.02)		(0.01)		(0.00)‡	(0.02)

Total from investment operations	0.26		(1.35)		(1.14)		(0.58)	0.10

Less dividends:
From net investment income	—		(0.08)		(0.08)		(0.05)	—

Net asset value at end of period	$7.08		$6.82		$8.25		$9.47	$10.10

Total investment return	3.81	%(c)(d)	(16.42%)		(12.19%)		(5.67%)	1.00	%(c)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.28	%††	0.52%		1.29	% (b)	0.86%	0.96	%††
Net expenses	1.65	%††	1.65%		1.62%		1.59%	1.65	%††
Expenses (before waiver/reimbursement)	1.65	%††	1.65%		1.62%		1.59%	1.65	%††
Short sale expenses	0.00	%††(e)	0.00	% (e)	—		—	—
Portfolio turnover rate	62%		207%		65%		68%	81%
Net assets at end of period (in 000’s)	$166,197		$163,884		$205,319		$230,943	$255,631

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.32%, respectively, resulting from a special one-time dividend from BR Properties S.A. that paid 5.50 Brazilian Real per share.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(e)	Less than one-hundredth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-207

MainStay VP Epoch U.S. Small Cap Portfolio

(formerly, MainStay VP U.S. Small Cap Portfolio)

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2016

Class	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	3.73%	–3.87%	8.81%	7.75%	0.81%
Service Class Shares	3.60	–4.11	8.53	7.48	1.06

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Russell 2500™ Index[2]	3.98%	–3.67%	9.48%	7.32%
Average Lipper Variable Products Small-Cap Core Portfolio[3]	3.04	–5.61	8.33	6.10

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
3.	The Average Lipper Variable Products Small-Cap Core Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s U.S. Diversified Equity small-cap ceiling. Small-cap core portfolios have more latitude in the companies in which they invest. These portfolios typically have average characteristics compared to the S&P SmallCap 600® Index. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-208	MainStay VP Epoch U.S. Small Cap Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Epoch U.S. Small Cap Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2016 to June 30, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2016, to June 30, 2016. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

June 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/16	Ending Account Value (Based on Actual Returns and Expenses) 6/30/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/16	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,037.30	$4.10	$1,020.80	$4.07

Service Class Shares	$1,000.00	$1,036.00	$5.37	$1,019.60	$5.32

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.81% for Initial Class and 1.06% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-209

Industry Composition as of June 30, 2016 (Unaudited)

Banks	10.7%
Real Estate Investment Trusts	6.4
Health Care Providers & Services	6.2
Machinery	6.2
Food Products	5.1
IT Services	4.2
Software	4.2
Textiles, Apparel & Luxury Goods	4.0
Multi-Utilities	3.8
Hotels, Restaurants & Leisure	3.5
Building Products	3.4
Specialty Retail	3.4
Electronic Equipment, Instruments & Components	3.1
Commercial Services & Supplies	2.7
Food & Staples Retailing	2.6
Communications Equipment	2.3
Diversified Financial Services	2.2
Aerospace & Defense	2.0
Diversified Consumer Services	2.0

Road & Rail	2.0%
Capital Markets	1.8
Insurance	1.5
Leisure Products	1.5
Life Sciences Tools & Services	1.5
Auto Components	1.4
Containers & Packaging	1.4
Energy Equipment & Services	1.1
Semiconductors & Semiconductor Equipment	1.1
Diversified Telecommunication Services	1.0
Household Durables	1.0
Chemicals	0.9
Health Care Equipment & Supplies	0.9
Real Estate Management & Development	0.9
Short-Term Investment	3.9
Other Assets, Less Liabilities	0.1

100.0%

See Portfolio of Investments beginning on page M-212 for specific holdings within these categories.

Top Ten Holdings as of June 30, 2016 (excluding short-term investment) (Unaudited)

1.	Woodward, Inc.
2.	United Natural Foods, Inc.
3.	Vectren Corp.
4.	Universal Display Corp.
5.	Bank of Hawaii Corp.
6.	Air Methods Corp.
7.	B&G Foods, Inc.
8.	Brinker International, Inc.
9.	Hibbett Sports, Inc.
10.	Service Corp. International

M-210	MainStay VP Epoch U.S. Small Cap Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers David Pearl, Michael Welhoelter, and Michael J. Caputo of Epoch Investment Partners, Inc., the Portfolio’s Subadvisor.

How did MainStay VP Epoch U.S. Small Cap Portfolio perform relative to its benchmark and peers for the six months ended June 30, 2016?

For the six months ended June 30, 2016, MainStay VP Epoch U.S. Small Cap Portfolio returned 3.73% for Initial Class shares and 3.60% for Service Class shares. Over the same period, both share classes underperformed the 3.98% return of the Russell 2500™ Index,1 which is the Portfolio’s benchmark. Both share classes outperformed the 3.04% return of the Average Lipper1 Variable Products Small-Cap Core Portfolio for the six months ended June 30, 2016.

Were there any changes to the Portfolio during the reporting period?

Effective May 1, 2016, the name of the Portfolio changed from MainStay VP U.S. Small Cap Portfolio to MainStay VP Epoch U.S. Small Cap Portfolio. Effective February 29, 2016, Michael J. Caputo was added as a portfolio manager of the Portfolio. For more information on these changes, please see the Prospectus dated May 1, 2016.

What factors affected the Portfolio’s relative performance during the reporting period?

Security selection in the industrials, consumer staples and health care sectors provided the most substantial positive contributions to the Portfolio’s relative performance. (Contributions take weightings and total returns into account.) These strengths were partially offset by adverse security selection in the financials, materials and telecommunication services sectors. The utilities and materials sectors were two of the strongest-performing sectors during the reporting period—up 25.3% and 16.2%, respectively. The Portfolio’s underweight positions in these two sectors detracted from the Portfolio’s relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The strongest positive individual contributions to the Portfolio’s absolute performance came from positions in health care providers & services company WellCare Health Plans, food products company B&G Foods and food & staples retailing company United Natural Foods. The most substantial individual detractors from the Portfolio’s absolute performance included paper & forest products company KapStone Paper, health care equipment & supplies company Integer Holdings (formerly Greatbatch, Inc.) and communications equipment company NetScout Systems.

Did the Portfolio make any significant purchases or sales during the reporting period?

Several positions were added to the Portfolio during the reporting period, including software company Qlik Technologies, food products company TreeHouse Foods, building products company Armstrong Flooring and corporate payments company WEX Inc.

Among the companies whose stock the Portfolio sold during the reporting period were real estate investment trust (REIT) NorthStar Realty, construction materials company United States Lime & Minerals, thrifts & mortgage finance company Capitol Federal Financial and chemicals company Innophos Holdings.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the most substantial increases in the Portfolio’s sector allocations were in the consumer staples and consumer discretionary sectors. Over the same period, the Portfolio’s largest decreases in sector allocations were in the health care and materials sectors.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2016, the Portfolio held overweight positions relative to the Russell 2500™ Index in the consumer discretionary, consumer staples, industrials, information technology and telecommunication services sectors. As of the same date, the Portfolio held underweight positions in all other sectors.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-211

Portfolio of Investments June 30, 2016 (Unaudited)

	Shares	Value
Common Stocks 96.0%†
Aerospace & Defense 2.0%
Hexcel Corp.	236,918	$9,865,265

Auto Components 1.4%
Dorman Products, Inc. (a)	67,518	3,862,030
Visteon Corp.	45,997	3,027,062

		6,889,092

Banks 10.7%
♦Bank of Hawaii Corp.	159,753	10,991,006
BankUnited, Inc.	280,243	8,609,065
CVB Financial Corp.	593,013	9,719,483
Glacier Bancorp, Inc.	378,743	10,066,989
LegacyTexas Financial Group, Inc.	239,237	6,437,868
Texas Capital Bancshares, Inc. (a)	169,830	7,941,251

		53,765,662

Building Products 3.4%
Armstrong Flooring, Inc. (a)	544,960	9,237,072
Armstrong World Industries, Inc. (a)	207,090	8,107,573

		17,344,645

Capital Markets 1.8%
Diamond Hill Investment Group, Inc.	33,685	6,346,928
Pzena Investment Management, Inc. Class A	338,963	2,579,508

		8,926,436

Chemicals 0.9%
Chemtura Corp. (a)	80,999	2,136,754
Flotek Industries, Inc. (a)	166,947	2,203,700

		4,340,454

Commercial Services & Supplies 2.7%
KAR Auction Services, Inc.	167,740	7,001,468
US Ecology, Inc.	141,121	6,484,510

		13,485,978

Communications Equipment 2.3%
Harmonic, Inc. (a)	1,268,532	3,615,316
NetScout Systems, Inc. (a)	358,980	7,987,305

		11,602,621

Containers & Packaging 1.4%
Silgan Holdings, Inc.	134,828	6,938,249

Diversified Consumer Services 2.0%
♦Service Corp. International	376,727	10,186,698

Diversified Financial Services 2.2%
CBOE Holdings, Inc.	53,191	3,543,584

	Shares	Value
Diversified Financial Services (continued)
Morningstar, Inc.	89,082	$7,285,126

		10,828,710

Diversified Telecommunication Services 1.0%
Lumos Networks Corp. (a)	403,117	4,877,716

Electronic Equipment, Instruments & Components 3.1%
National Instruments Corp.	167,815	4,598,131
♦Universal Display Corp. (a)	162,673	11,029,229

		15,627,360

Energy Equipment & Services 1.1%
Dril-Quip, Inc. (a)	53,830	3,145,287
Oil States International, Inc. (a)	75,591	2,485,432

		5,630,719

Food & Staples Retailing 2.6%
♦United Natural Foods, Inc. (a)	283,349	13,260,733

Food Products 5.1%
♦B&G Foods, Inc.	216,535	10,436,987
Fresh Del Monte Produce, Inc.	117,000	6,368,310
TreeHouse Foods, Inc. (a)	84,112	8,634,097

		25,439,394

Health Care Equipment & Supplies 0.9%
Integer Holdings Corp. (a)	141,563	4,378,544

Health Care Providers & Services 6.2%
♦Air Methods Corp. (a)	295,267	10,579,417
Molina Healthcare, Inc. (a)	120,795	6,027,670
U.S. Physical Therapy, Inc.	128,091	7,712,359
WellCare Health Plans, Inc. (a)	64,397	6,908,510

		31,227,956

Hotels, Restaurants & Leisure 3.5%
♦Brinker International, Inc.	227,970	10,379,474
Cedar Fair, L.P.	128,991	7,458,260

		17,837,734

Household Durables 1.0%
M/I Homes, Inc. (a)	280,473	5,281,307

Insurance 1.5%
Markel Corp. (a)	8,082	7,700,368

IT Services 4.2%
CSRA, Inc.	221,930	5,199,820
EVERTEC, Inc.	337,006	5,237,073
Forrester Research, Inc.	149,054	5,494,131

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of June 30, 2016, excluding short-term investment. May be subject to change daily.

M-212	MainStay VP Epoch U.S. Small Cap Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
IT Services (continued)
WEX, Inc. (a)	60,600	$5,373,402

		21,304,426

Leisure Products 1.5%
Brunswick Corp.	162,224	7,351,992

Life Sciences Tools & Services 1.5%
Bio-Rad Laboratories, Inc. Class A (a)	54,289	7,764,413

Machinery 6.2%
Allison Transmission Holdings, Inc.	96,943	2,736,701
John Bean Technologies Corp.	85,948	5,261,736
Mueller Industries, Inc.	293,892	9,369,277
♦Woodward, Inc.	242,078	13,953,376

		31,321,090

Multi-Utilities 3.8%
NorthWestern Corp.	117,406	7,404,796
♦Vectren Corp.	223,710	11,782,806

		19,187,602

Real Estate Investment Trusts 6.4%
Blackstone Mortgage Trust, Inc. Class A	218,072	6,034,052
CubeSmart	227,282	7,018,468
GEO Group, Inc. (The)	231,998	7,929,692
Kite Realty Group Trust	270,813	7,590,888
NorthStar Realty Europe Corp.	360,783	3,337,243

		31,910,343

Real Estate Management & Development 0.9%
Jones Lang LaSalle, Inc.	44,424	4,329,119

Road & Rail 2.0%
Genesee & Wyoming, Inc. Class A (a)	76,050	4,483,148
Werner Enterprises, Inc.	239,195	5,494,309

		9,977,457

Semiconductors & Semiconductor Equipment 1.1%
Cypress Semiconductor Corp.	506,836	5,347,120

Software 4.2%
CommVault Systems, Inc. (a)	200,342	8,652,771
PTC, Inc. (a)	210,699	7,918,068
Rovi Corp. (a)	277,998	4,347,889

		20,918,728

Specialty Retail 3.4%
Advance Auto Parts, Inc.	17,387	2,810,261
Caleres, Inc.	178,121	4,312,309
♦Hibbett Sports, Inc. (a)	293,010	10,193,818

		17,316,388

	Shares	Value
Textiles, Apparel & Luxury Goods 4.0%
Movado Group, Inc.	158,615	$3,438,773
Oxford Industries, Inc.	82,360	4,663,223
PVH Corp.	54,150	5,102,555
Steven Madden, Ltd. (a)	199,474	6,818,021

		20,022,572

Total Common Stocks (Cost $453,662,588)		482,186,891

	Principal Amount
Short-Term Investment 3.9%
Repurchase Agreement 3.9%
Fixed Income Clearing Corp. 0.03%, dated 6/30/16 due 7/1/16 Proceeds at Maturity $19,619,004 (Collateralized by a United States Treasury Note with a rate of 1.625% and a maturity date of 6/30/20, with a Principal Amount of $19,525,000 and a Market Value of $20,013,125)	$19,618,987	19,618,987

Total Short-Term Investment (Cost $19,618,987)		19,618,987

Total Investments (Cost $473,281,575) (b)	99.9%	501,805,878
Other Assets, Less Liabilities	0.1	257,293
Net Assets	100.0%	$502,063,171

(a)	Non-income producing security.

(b)	As of June 30, 2016, cost was $473,254,074 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$55,083,943
Gross unrealized depreciation	(26,532,139)

Net unrealized appreciation	$28,551,804

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-213

Portfolio of Investments June 30, 2016 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$482,186,891	$—	$—	$482,186,891
Short-Term Investment
Repurchase Agreement	—	19,618,987	—	19,618,987

Total Investments in Securities	$482,186,891	$19,618,987	$—	$501,805,878

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2016, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of June 30, 2016, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-214	MainStay VP Epoch U.S. Small Cap Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2016 (Unaudited)

Assets
Investment in securities, at value (identified cost $473,281,575)	$501,805,878
Receivables:
Investment securities sold	1,040,130
Dividends and interest	386,429
Fund shares sold	198,316
Other assets	2,022

Total assets	503,432,775

Liabilities
Payables:
Investment securities purchased	823,599
Manager (See Note 3)	320,837
Fund shares redeemed	131,687
NYLIFE Distributors (See Note 3)	38,318
Shareholder communication	29,252
Professional fees	18,034
Custodian	4,189
Trustees	818
Accrued expenses	2,870

Total liabilities	1,369,604

Net assets	$502,063,171

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$42,517
Additional paid-in capital	436,010,479

436,052,996
Undistributed net investment income	5,638,374
Accumulated net realized gain (loss) on investments	31,847,498
Net unrealized appreciation (depreciation) on investments	28,524,303

Net assets	$502,063,171

Initial Class
Net assets applicable to outstanding shares	$316,530,056

Shares of beneficial interest outstanding	26,457,323

Net asset value per share outstanding	$11.96

Service Class
Net assets applicable to outstanding shares	$185,533,115

Shares of beneficial interest outstanding	16,059,952

Net asset value per share outstanding	$11.55

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-215

Statement of Operations for the six months ended June 30, 2016 (Unaudited)

Investment Income (Loss)
Income
Dividends	$5,696,176
Interest	2,287

Total income	5,698,463

Expenses
Manager (See Note 3)	1,853,578
Distribution and service—Service Class (See Note 3)	222,556
Shareholder communication	34,526
Professional fees	30,682
Custodian	6,254
Trustees	6,046
Miscellaneous	10,371

Total expenses	2,164,013

Net investment income (loss)	3,534,450

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	8,371,470
Net change in unrealized appreciation (depreciation) on investments	10,230,521

Net realized and unrealized gain (loss) on investments	18,601,991

Net increase (decrease) in net assets resulting from operations	$22,136,441

M-216	MainStay VP Epoch U.S. Small Cap Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2016 (Unaudited) and the year ended December 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$3,534,450	$2,086,232
Net realized gain (loss) on investments	8,371,470	23,580,576
Net change in unrealized appreciation (depreciation) on investments	10,230,521	(44,414,229)

Net increase (decrease) in net assets resulting from operations	22,136,441	(18,747,421)

Dividends and distributions to shareholders:
From net investment income:
Initial Class	—	(1,350,050)
Service Class	—	(614,341)

	—	(1,964,391)

From net realized gain on investments:
Initial Class	—	(25,743,694)
Service Class	—	(20,940,687)

	—	(46,684,381)

Total dividends and distributions to shareholders	—	(48,648,772)

Capital share transactions:
Net proceeds from sale of shares	52,339,706	136,069,591
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	48,648,772
Cost of shares redeemed	(39,271,180)	(54,518,450)

Increase (decrease) in net assets derived from capital share transactions	13,068,526	130,199,913

Net increase (decrease) in net assets	35,204,967	62,803,720

Net Assets
Beginning of period	466,858,204	404,054,484

End of period	$502,063,171	$466,858,204

Undistributed net investment income at end of period	$5,638,374	$2,103,924

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-217

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,
	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$11.53		$13.52	$13.78	$10.06	$8.96	$9.31

Net investment income (loss) (a)	0.09		0.08	0.09	0.05	0.09	0.04
Net realized and unrealized gain (loss) on investments	0.34		(0.58)	0.72	3.76	1.05	(0.33)

Total from investment operations	0.43		(0.50)	0.81	3.81	1.14	(0.29)

Less dividends and distributions:
From net investment income	—		(0.07)	(0.04)	(0.09)	(0.04)	(0.06)
From net realized gain on investments	—		(1.42)	(1.03)	—	—	—

Total dividends and distributions	—		(1.49)	(1.07)	(0.09)	(0.04)	(0.06)

Net asset value at end of period	$11.96		$11.53	$13.52	$13.78	$10.06	$8.96

Total investment return	3.73	%(b)	(3.86%)	6.59%	37.90%	12.80%	(2.75%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.54	%††	0.63%	0.68%	0.39%	0.98%	0.46%
Net expenses	0.81	%††	0.81%	0.82%	0.82%	0.83%	0.84%
Portfolio turnover rate	36%		41%	42%	40%	32%	46%
Net assets at end of period (in 000’s)	$316,530		$282,077	$204,562	$232,795	$128,576	$141,113

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.

	Service Class
	Six months ended June 30,		Year ended December 31,
	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$11.15		$13.12	$13.41	$9.80	$8.73	$9.07

Net investment income (loss) (a)	0.07		0.04	0.06	0.01	0.06	0.02
Net realized and unrealized gain (loss) on investments	0.33		(0.55)	0.70	3.67	1.03	(0.30)

Total from investment operations	0.40		(0.51)	0.76	3.68	1.09	(0.28)

Less dividends and distributions:
From net investment income	—		(0.04)	(0.02)	(0.07)	(0.02)	(0.06)
From net realized gain on investments	—		(1.42)	(1.03)	—	—	—

Total dividends and distributions	—		(1.46)	(1.05)	(0.07)	(0.02)	(0.06)

Net asset value at end of period	$11.55		$11.15	$13.12	$13.41	$9.80	$8.73

Total investment return	3.59	%(b)(c)	(4.10%)	6.33%	37.56%	12.52%	(2.99%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.34	%††	0.33%	0.44%	0.13%	0.69%	0.19%
Net expenses	1.06	%††	1.06%	1.07%	1.07%	1.08%	1.09%
Portfolio turnover rate	36%		41%	42%	40%	32%	46%
Net assets at end of period (in 000’s)	$185,533		$184,781	$199,493	$192,987	$124,643	$115,651

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

M-218	MainStay VP Epoch U.S. Small Cap Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Floating Rate Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2016

Class	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	3.91%	1.49%	3.37%	3.60%	0.65%
Service Class Shares	3.78	1.23	3.11	3.34	0.90

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
S&P/LSTA Leveraged Loan Index[2]	4.51%	0.94%	3.79%	4.47%
Credit Suisse Leveraged Loan Index[2]	4.23	0.93	4.00	4.17
Average Lipper Loan Participation Fund[3]	3.99	0.30	3.24	3.12

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
3.	The Average Lipper Loan Participation Fund is representative of funds that invest primarily in participation interests in collateralized senior corporate loans that have floating or variable rates. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-219

Cost in Dollars of a $1,000 Investment in MainStay VP Floating Rate Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2016 to June 30, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2016, to June 30, 2016. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

June 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/16	Ending Account Value (Based on Actual Returns and Expenses) 6/30/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/16	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,039.10	$3.24	$1,021.70	$3.22

Service Class Shares	$1,000.00	$1,037.80	$4.51	$1,020.40	$4.47

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.64% for Initial Class and 0.89% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-220	MainStay VP Floating Rate Portfolio

Industry Composition as of June 30, 2016 (Unaudited)

Healthcare, Education & Childcare	10.3%
Electronics	9.8
Diversified/Conglomerate Service	8.3
Chemicals, Plastics & Rubber	5.9
Retail Store	5.8
Hotels, Motels, Inns & Gaming	5.0
Containers, Packaging & Glass	4.9
Broadcasting & Entertainment	4.6
Leisure, Amusement, Motion Pictures & Entertainment	4.0
Utilities	4.0
Telecommunications	3.7
Buildings & Real Estate	3.2
Aerospace & Defense	3.1
Automobile	2.6
Diversified/Conglomerate Manufacturing	2.5
Machinery (Non-Agriculture, Non-Construct & Non-Electronic)	2.5
Insurance	2.2
Beverage, Food & Tobacco	2.0
Mining, Steel, Iron & Non-Precious Metals	2.0
Oil & Gas	2.0

Printing & Publishing	2.0%
Personal & Nondurable Consumer Products (Manufacturing Only)	1.6
Finance	1.3
Personal, Food & Miscellaneous Services	1.2
Affiliated Investment Companies	1.0
Ecological	0.7
Banking	0.5
Home & Office Furnishings, Housewares & Durable Consumer Products	0.5
Commercial Services	0.3
Real Estate	0.3
Cargo Transport	0.2
Personal Transportation	0.2
Software	0.2
Media	0.1
Short-Term Investments	4.9
Other Assets, Less Liabilities	–3.4

100.0%

See Portfolio of Investments beginning on page M-224 for specific holdings within these categories.

Top Ten Issuers Held as of June 30, 2016 (excluding short-term investments) (Unaudited)

1.	First Data Corp., 4.20%–6.75%, due 11/1/20–7/8/22

2.	Avago Technologies Cayman, Ltd., 4.25%, due 2/1/23

3.	Univision Communications, Inc., 4.00%, due 3/1/20

4.	Michaels Stores, Inc., 3.75%–4.00%, due 1/28/20

5.	Berry Plastics Holding Corp., 3.50%–3.75%, due 1/6/21–10/3/22

6.	Community Health Systems, Inc., 3.75%–4.00%, due 12/31/18–1/27/21

7.	MainStay High Yield Corporate Bond Fund Class I

8.	Rexnord LLC, 4.00%, due 8/21/20

9.	Scientific Games International, Inc., 6.00%, due 10/18/20

10.	Dell, Inc., TBD, due 5/24/23

M-221

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Robert H. Dial, Mark A. Campellone and Arthur S. Torrey of NYL Investors LLC, the Portfolio’s Subadvisor.

How did MainStay VP Floating Rate Portfolio perform relative to its benchmarks and peers for the six months ended June 30, 2016?

For the six months ended June 30, 2016, MainStay VP Floating Rate Portfolio returned 3.91% for Initial Class shares and 3.78% for Service Class shares. Over the same period, both share classes underperformed the 4.51% return of the S&P/LSTA Leveraged Loan Index,1 which is the Portfolio’s primary benchmark (formerly a secondary benchmark of the Portfolio). For the six months ended June 30, 2016, both share classes underperformed the 4.23% return of the Credit Suisse Leveraged Loan Index,1 which is a secondary benchmark of the Portfolio (formerly the primary benchmark of the Portfolio). Over the same period, both share classes underperformed the 3.99% return of the Average Lipper1 Loan Participation Fund.

Were there any changes to the Portfolio during the reporting period?

Effective May 1, 2016, S&P/LSTA Leveraged Loan Index became the primary benchmark of the Portfolio and Credit Suisse Leveraged Loan Index became the Portfolio’s secondary benchmark. We selected the S&P/LSTA Leveraged Loan Index as the Portfolio’s primary benchmark because we believe that this Index is more reflective of the Portfolio’s current investment style.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio’s underperformance of the S&P/LSTA Leveraged Loan Index resulted primarily from cash balances and sector allocations, including an overweight position in in credits rated BB2 and an underweight position in credits rated CCC.3 Security selection among credits rated BB also detracted from the Portfolio’s performance. Positive contributions to the Portfolio’s performance during the reporting period came from security selection in credits rated CCC, security selection in defaulted credits and security selection in credits rated B.4

The most substantial contributions by industry came from security selection in oil/gas, metals/mining and business equipment/services. (Contributions take weightings and total returns into account.) The telecommunications and automotive industries were the most substantial detractors, primarily because of security selection.

What was the Portfolio’s duration5 strategy during the reporting period?

The Portfolio invested in floating-rate loans that had a weighted average effective duration of less than three months. Floating-rate loans mature, on average, in five to seven years, but loan maturity can be as long as nine years. The underlying interest-rate contracts of the Portfolio’s loans, which are typically pegged to LIBOR,1 reset every 30, 60, 90 or 180 days. As of June 30, 2016, the Portfolio’s weighted average days to LIBOR reset was 55 days, which we considered to be a short duration. Since reset dates may vary for different loans, the actual period between a shift in interest rates and the time when the Portfolio would “catch up” may differ.

During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s performance and which market segments were particularly weak?

Strong contributors included credits rated CCC and defaulted credits, where the Portfolio benefited from

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
2.	An obligation rated ‘BB’ by Standard & Poor’s (“S&P”) is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
3.	An obligation rated ‘CCC’ by S&P is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
4.	An obligation rated ‘B’ by S&P is deemed by S&P to be more vulnerable to nonpayment than obligations rated ‘BB’, but in the opinion of S&P, the obligor currently has the capacity to meet its financial commitment on the obligation. It is the opinion of S&P that adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

M-222	MainStay VP Floating Rate Portfolio

security selection. Weaker contributors came from an overweight position in credits rated BB and an underweight position in credits rated CCC. In the aggregate, much of the Portfolio’s underperformance came from sector allocation and much of the remainder came from security selection.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2016, the Portfolio held an overweight position relative to the S&P/LSTA Leveraged Loan

Index in credits rated BB. As of the same date, the Portfolio held underweight positions in credits rated CCC and unrated credits.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-223

Portfolio of Investments June 30, 2016 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 97.5%† Corporate Bonds 1.1%
Containers, Packaging & Glass 0.2%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. 7.25%, due 5/15/24 (a)	$600,000	$612,375
Greif, Inc. 7.75%, due 8/1/19	650,000	723,125

		1,335,500

Healthcare, Education & Childcare 0.0%‡
MPH Acquisition Holdings LLC 7.125%, due 6/1/24 (a)	170,000	178,500

Mining, Steel, Iron & Non-Precious Metals 0.0%‡
FMG Resources (August 2006) Pty, Ltd. 9.75%, due 3/1/22 (a)	170,000	187,638

Oil & Gas 0.1%
FTS International, Inc. 8.153%, due 6/15/20 (a)(b)	830,000	697,277

Real Estate 0.3%
iStar, Inc.
4.00%, due 11/1/17	1,200,000	1,180,500
5.00%, due 7/1/19	1,200,000	1,119,000

		2,299,500

Software 0.2%
♦First Data Corp. 6.75%, due 11/1/20 (a)	1,696,000	1,771,455

Telecommunications 0.1%
CommScope, Inc. 4.375%, due 6/15/20 (a)	445,000	458,350
T-Mobile USA, Inc. 6.25%, due 4/1/21	400,000	417,248

		875,598

Utilities 0.2%
NRG Energy, Inc. 7.25%, due 5/15/26 (a)	1,300,000	1,293,500

Total Corporate Bonds (Cost $8,633,822)		8,638,968

	Principal Amount	Value
Floating Rate Loans 86.7% (c)
Aerospace & Defense 3.1%
American Airlines, Inc. New Term Loan 3.25%, due 6/27/20	$3,109,611	$3,066,853
BE Aerospace, Inc. 2014 Term Loan B 3.75%, due 12/16/21	3,283,636	3,291,025
Booz Allen Hamilton, Inc. New Term Loan 3.75%, due 7/31/19	5,753,997	5,753,997
DAE Aviation Holdings, Inc. 1st Lien Term Loan 5.25%, due 7/7/22	3,424,125	3,424,125
Science Applications International Corp. Term Loan B 3.75%, due 5/4/22	2,801,184	2,800,016
TransDigm, Inc. 2016 Extended Term Loan F 3.75%, due 6/9/23	3,771,556	3,707,911
U.S. Airways Group, Inc. New Term Loan B1 3.50%, due 5/23/19	1,803,808	1,796,400

		23,840,327

Automobile 2.6%
Allison Transmission, Inc. New Term Loan B3 3.50%, due 8/23/19	3,062,837	3,058,659
FCA U.S. LLC New Term Loan B 3.50%, due 5/24/17	2,235,078	2,233,082
Federal-Mogul Holdings Corp. New Term Loan C 4.75%, due 4/15/21	2,178,366	2,006,820
Goodyear Tire & Rubber Co. (The) New 2nd Lien Term Loan 3.75%, due 4/30/19	3,075,000	3,071,796
KAR Auction Services, Inc.
Term Loan B2 3.94%, due 3/11/21	1,590,805	1,593,788
Term Loan B3 4.25%, due 3/9/23	2,992,500	3,003,722
MPG Holdco I, Inc. 2015 Term Loan B 3.75%, due 10/20/21	2,501,324	2,480,331
Tower Automotive Holdings USA LLC New Term Loan 4.00%, due 4/23/20	2,827,807	2,799,529

		20,247,727

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest issuers held, as of June 30, 2016, excluding short-term investments. May be subject to change daily.

M-224	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Banking 0.5%
Capital Automotive L.P.
New Term Loan B 4.00%, due 4/10/19	$3,315,645	$3,313,055
New 2nd Lien Term Loan 6.00%, due 4/30/20	666,667	666,667

		3,979,722

Beverage, Food & Tobacco 2.0%
Albertsons LLC
Incremental Term Loan 4.50%, due 8/25/21	3,746,389	3,737,608
2016 Term Loan B6 4.75%, due 6/22/23	952,619	950,237
B&G Foods, Inc. 2015 Term Loan B 3.75%, due 11/2/22	746,795	747,495
Hostess Brands LLC 1st Lien Term Loan 4.50%, due 8/3/22	2,488,731	2,484,998
Oak Tea, Inc. USD Term Loan B1 4.25%, due 7/2/22	2,074,590	2,074,590
Pinnacle Foods Finance LLC
Term Loan G 3.25%, due 4/29/20	2,075,521	2,072,927
Incremental Term Loan I 3.75%, due 1/13/23	995,000	998,021
US Foods, Inc. 2016 Term Loan B 4.00%, due 6/27/23	2,496,154	2,484,714

		15,550,590

Broadcasting & Entertainment 3.9%
Charter Communications Operating LLC 2016 Term Loan I 3.50%, due 1/24/23	2,778,750	2,776,269
Cumulus Media Holdings, Inc. 2013 Term Loan 4.25%, due 12/23/20	2,027,594	1,417,288
iHeartCommunications, Inc. Term Loan D 7.21%, due 1/30/19	1,750,000	1,276,770
Mission Broadcasting, Inc. Term Loan B2 3.75%, due 10/1/20	545,030	544,008
Neptune Finco Corp. 2015 Term Loan B 5.00%, due 10/9/22	6,000,000	6,004,500
Nexstar Broadcasting, Inc. Term Loan B2 3.75%, due 10/1/20	618,073	616,914

	Principal Amount	Value
Broadcasting & Entertainment (continued)
Numericable U.S. LLC USD Term Loan B7 5.00%, due 1/15/24	$3,225,806	$3,212,703
♦Univision Communications, Inc.
Term Loan C3 4.00%, due 3/1/20	2,320,427	2,302,609
Term Loan C4 4.00%, due 3/1/20	6,067,257	6,022,839
UPC Financing Partnership USD Term Loan AH 3.34%, due 6/30/21	1,417,292	1,380,088
WideOpenWest Finance LLC 2015 Term Loan B 4.50%, due 4/1/19	4,668,354	4,648,901

		30,202,889

Buildings & Real Estate 3.2%
Continental Building Products LLC 1st Lien Term Loan 4.00%, due 8/28/20	2,657,197	2,638,376
DTZ U.S. Borrower LLC 2015 1st Lien Term Loan 4.25%, due 11/4/21	3,476,647	3,429,712
GCP Applied Technologies, Inc. Term Loan B 5.25%, due 2/3/22	2,743,125	2,746,554
HD Supply, Inc. 2015 Term Loan B 3.75%, due 8/13/21	992,500	990,267
Headwaters, Inc. 2016 Term Loan B 4.00%, due 3/17/22	1,980,000	1,988,483
Priso Acquisition Corp. 1st Lien Term Loan 4.50%, due 5/8/22 (d)	1,189,014	1,178,610
Realogy Corp. New Term Loan B 3.75%, due 3/5/20	6,725,428	6,713,659
Wilsonart LLC Term Loan B 4.00%, due 10/31/19	5,146,643	5,097,323

		24,782,984

Cargo Transport 0.2%
XPO Logistics, Inc. Term Loan 5.50%, due 11/1/21	1,791,000	1,791,000

Chemicals, Plastics & Rubber 5.1%
Allnex USA, Inc.
USD Term Loan B2 4.50%, due 10/3/19	1,038,110	1,032,271

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-225

Portfolio of Investments June 30, 2016 (Unaudited) (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Chemicals, Plastics & Rubber (continued)
Allnex USA, Inc. (continued)
USD Term Loan B3 TBD, due 5/31/23 (d)	$1,949,686	$1,925,314
Avantor Performance Materials Holdings, Inc.
2016 1st Lien Term Loan 6.00%, due 6/13/23	1,600,000	1,588,000
2016 2nd Lien Term Loan 10.50%, due 6/13/24	500,000	485,000
Axalta Coating Systems U.S. Holdings, Inc. USD Term Loan 3.75%, due 2/1/20	3,352,105	3,345,297
Chemours Co. (The) Term Loan B 3.75%, due 5/12/22	2,136,916	2,058,561
Colouroz Investment 2 LLC USD 2nd Lien Term Loan B2 8.25%, due 9/6/22	642,857	593,036
Emerald Performance Materials LLC
New 1st Lien Term Loan 4.50%, due 8/1/21	1,694,844	1,684,782
New 2nd Lien Term Loan 7.75%, due 8/1/22	700,000	679,000
Flint Group U.S. LLC USD 1st Lien Term Loan B2 4.50%, due 9/7/21	2,483,766	2,446,510
Huntsman International LLC 2016 Term Loan B 4.25%, due 4/1/23	1,496,250	1,496,250
Ineos U.S. Finance LLC 2015 USD Term Loan 4.25%, due 3/31/22	3,268,709	3,211,506
MacDermid, Inc.
Term Loan B2 5.50%, due 6/7/20	985,000	967,762
USD 1st Lien Term Loan 5.50%, due 6/7/20	2,490,742	2,451,306
Nexeo Solutions LLC 2016 Term Loan 5.25%, due 6/9/23	2,571,429	2,558,571
OXEA Finance LLC USD Term Loan B2 4.25%, due 1/15/20	2,496,164	2,346,394
PQ Corp. USD Term Loan 5.75%, due 11/4/22	872,727	872,363
Solenis International, L.P.
USD 1st Lien Term Loan 4.25%, due 7/31/21	884,250	873,197
USD 2nd Lien Term Loan 7.75%, due 7/31/22	750,000	690,938

	Principal Amount	Value
Chemicals, Plastics & Rubber (continued)
Univar, Inc. 2015 Term Loan 4.25%, due 7/1/22	$6,947,500	$6,855,446
Zep, Inc. Term Loan 5.50%, due 6/27/22	1,386,000	1,384,267

		39,545,771

Commercial Services 0.3%
USAGM HoldCo. LLC
2016 Incremental Term Loan TBD, due 7/28/22 (d)	1,599,338	1,580,678
2016 Term Loan TBD, due 7/28/22 (d)	317,329	314,024

		1,894,702

Containers, Packaging & Glass 4.6%
Anchor Glass Container Corp. 2015 1st Lien Term Loan 4.75%, due 7/1/22	2,960,337	2,951,456
Ardagh Holdings USA, Inc. Incremental Term Loan 4.00%, due 12/17/19	3,728,950	3,723,126
Berlin Packaging LLC 2014 1st Lien Term Loan 4.50%, due 10/1/21	1,496,200	1,490,901
♦Berry Plastics Holding Corp.
Term Loan G 3.50%, due 1/6/21	4,622,173	4,586,065
Term Loan H 3.75%, due 10/3/22	3,157,917	3,133,740
BWAY Holding Co., Inc. New Term Loan B 5.52%, due 8/14/20	2,905,010	2,885,642
Caraustar Industries, Inc.
Add on Term Loan B 8.00%, due 5/1/19	978,852	973,549
Term Loan B 8.00%, due 5/1/19	898,089	893,224
Klockner-Pentaplast of America, Inc. USD Term Loan 5.00%, due 4/28/20	762,952	762,952
Mauser U.S. Corporate LLC USD 1st Lien Term Loan 4.50%, due 7/31/21	1,602,458	1,564,399
Owens-Illinois, Inc. Term Loan B 3.50%, due 9/1/22	1,264,000	1,258,733
Rack Merger Sub, Inc. 2nd Lien Term Loan 8.25%, due 10/3/22	571,429	505,714

M-226	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Containers, Packaging & Glass (continued)
Ranpak Corp. 2015 Term Loan 4.25%, due 10/1/21	$1,307,078	$1,267,866
Reynolds Group Holdings, Inc. New Dollar Term Loan 4.50%, due 12/1/18	4,747,679	4,744,441
SIG Combibloc U.S. Acquisition, Inc. USD Term Loan 4.25%, due 3/13/22	982,513	977,447
Signode Industrial Group U.S., Inc. USD Term Loan B 3.75%, due 5/1/21	2,441,993	2,419,099
Tekni-Plex, Inc. 2015 USD Term Loan B 4.50%, due 6/1/22	1,584,000	1,558,921

		35,697,275

Diversified/Conglomerate Manufacturing 2.5%
Allied Security Holdings LLC
New 1st Lien Term Loan 4.25%, due 2/12/21	1,203,819	1,202,315
New 2nd Lien Term Loan 8.00%, due 8/13/21	435,616	434,936
Atkore International, Inc.
1st Lien Term Loan 4.50%, due 4/9/21	1,568,000	1,553,626
2nd Lien Term Loan 7.75%, due 10/9/21	1,050,000	1,038,188
Doosan Infracore International, Inc. Term Loan B 4.50%, due 5/28/21	2,432,308	2,401,904
Filtration Group Corp. 1st Lien Term Loan 4.25%, due 11/21/20	2,283,686	2,268,701
Gardner Denver, Inc. USD Term Loan 4.25%, due 7/30/20	1,632,412	1,494,677
Maxim Crane Works, L.P. 2nd Lien Term Loan 10.25%, due 11/26/18	1,837,500	1,825,249
Mueller Water Products, Inc. New Term Loan B 4.00%, due 11/25/21	1,526,750	1,529,930
North American Lifting Holdings, Inc. 1st Lien Term Loan 5.50%, due 11/27/20 (d)	1,383,407	1,034,097
Quikrete Holdings, Inc. 1st Lien Term Loan 4.00%, due 9/28/20	4,806,574	4,791,981

		19,575,604

	Principal Amount	Value
Diversified/Conglomerate Service 8.3%
Acosta Holdco, Inc. 2015 Term Loan 4.25%, due 9/26/21	$4,080,921	$3,917,685
Advantage Sales & Marketing, Inc.
2014 1st Lien Term Loan 4.25%, due 7/23/21	4,413,769	4,299,748
2014 2nd Lien Term Loan 7.50%, due 7/25/22	625,000	576,563
Applied Systems, Inc.
New 1st Lien Term Loan 4.00%, due 1/25/21	1,387,243	1,374,237
New 2nd Lien Term Loan 7.50%, due 1/24/22	581,745	576,412
AVSC Holding Corp. 1st Lien Term Loan 4.50%, due 1/24/21	619,317	611,576
Brickman Group, Ltd. LLC 1st Lien Term Loan 4.00%, due 12/18/20	2,490,348	2,444,899
Brock Holdings III, Inc. New Term Loan B 6.00%, due 3/16/17	219,030	206,710
CCC Information Services, Inc. Term Loan 4.00%, due 12/20/19	1,499,396	1,480,654
CompuCom Systems, Inc. REFI Term Loan B 4.25%, due 5/11/20 (d)	2,017,752	1,335,080
Connolly Corp. 1st Lien Term Loan 4.50%, due 5/14/21	2,195,206	2,185,602
Crossmark Holdings, Inc.
1st Lien Term Loan 4.50%, due 12/20/19 (d)	109,267	74,028
2nd Lien Term Loan 8.75%, due 12/21/20 (d)	800,000	324,000
Emdeon Business Services LLC Term Loan B2 3.75%, due 11/2/18	987,245	986,628
♦First Data Corp.
2022 Term Loan 4.20%, due 7/8/22	2,400,000	2,373,499
Extended 2021 Term Loan 4.45%, due 3/24/21	4,762,636	4,742,394
Genesys Telecom Holdings U.S., Inc.
Term Loan B 4.00%, due 2/8/20	2,257,526	2,222,252
Delayed Draw Term Loan 4.50%, due 11/13/20	975,000	972,156

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-227

Portfolio of Investments June 30, 2016 (Unaudited) (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Diversified/Conglomerate Service (continued)
Global Payments, Inc. Term Loan B 3.96%, due 4/22/23	$1,750,000	$1,760,938
Information Resources, Inc. Term Loan B 4.75%, due 9/30/20	1,960,840	1,959,011
J.D. Power and Associates
1st Lien Term Loan TBD, due 5/24/23 (d)	1,000,000	997,500
2nd Lien Term Loan TBD, due 5/24/24 (d)	375,000	371,250
Kronos, Inc. Initial Incremental Term Loan 4.50%, due 10/30/19	2,914,851	2,904,527
Mitchell International, Inc. New 1st Lien Term Loan 4.50%, due 10/13/20	2,147,165	2,113,615
MKS Instruments, Inc. 2016 Term Loan B 4.25%, due 5/1/23	1,935,897	1,935,090
MX Holdings U.S., Inc. Term Loan B1A 4.00%, due 8/14/20	3,329,211	3,325,049
Prime Security Services Borrower LLC 1st Lien Term Loan 4.75%, due 7/1/21	2,321,667	2,325,149
Sabre, Inc. Term Loan B 4.00%, due 2/19/19	2,465,512	2,462,943
ServiceMaster Co. 2014 Term Loan B 4.25%, due 7/1/21	4,209,901	4,207,270
Sophia L.P. 2015 Term Loan B 4.75%, due 9/30/22	1,985,000	1,957,706
Sungard Availability Services Capital, Inc. Term Loan B 6.00%, due 3/31/19	746,623	654,540
TruGreen, Ltd. Partnership 1st Lien Term Loan B 6.50%, due 4/13/23	1,800,000	1,805,251
Vantiv LLC 2014 Term Loan B 3.50%, due 6/13/21	2,496,429	2,497,053
Verint Systems, Inc. USD Term Loan 3.50%, due 9/6/19	2,409,521	2,400,485

		64,381,500

	Principal Amount	Value
Ecological 0.7%
ADS Waste Holdings, Inc. Term Loan B2 3.75%, due 10/9/19	$2,575,708	$2,531,708
Multi Packaging Solutions, Inc.
2014 Term Loan B 4.25%, due 9/30/20	129,247	127,631
Incremental Term Loan 4.25%, due 9/30/20	1,679,585	1,658,590
Waste Industries USA, Inc. New Term Loan B 4.25%, due 2/27/20	1,316,667	1,315,021

		5,632,950

Electronics 8.5%
Blue Coat Holdings, Inc. 2015 Term Loan 4.50%, due 5/20/22	3,134,067	3,125,448
BMC Software Finance, Inc. USD Term Loan 5.00%, due 9/10/20	3,035,366	2,696,734
CDW LLC New Term Loan 3.25%, due 4/29/20	953,913	952,721
Cision U.S., Inc. USD Term Loan B 7.00%, due 6/16/23	2,727,000	2,581,561
CommScope, Inc. Term Loan B5 3.75%, due 12/29/22	1,985,000	1,984,381
CPI International, Inc. New Term Loan B 4.25%, due 11/17/17	987,374	962,689
Dell International LLC USD Term Loan B2 4.00%, due 4/29/20	3,864,651	3,856,438
♦Dell, Inc. 2016 Term Loan B TBD, due 5/24/23 (d)	7,100,000	7,072,388
Diebold, Inc. USD Term Loan 5.25%, due 11/6/23	2,000,000	1,995,000
EIG Investors Corp. 2013 Term Loan 6.48%, due 11/9/19	4,274,684	4,066,293
Epicor Software Corp. 1st Lien Term Loan 4.75%, due 6/1/22	5,380,435	5,261,619
Evertec Group LLC New Term Loan B 3.25%, due 4/17/20	1,229,568	1,196,524

M-228	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Electronics (continued)
Eze Castle Software, Inc.
New 1st Lien Term Loan 4.00%, due 4/6/20	$1,000,000	$995,000
2016 1st Lien Term Loan 4.50%, due 4/6/20	1,000,000	992,500
Go Daddy Operating Co. LLC New Term Loan B 4.25%, due 5/13/21	2,944,925	2,941,612
Hyland Software, Inc.
2015 Term Loan 4.75%, due 7/1/22	997,583	990,101
2nd Lien Term Loan 8.25%, due 7/1/23 (d)	700,000	672,000
Infor (U.S.), Inc.
USD Term Loan B3 3.75%, due 6/3/20	958,273	929,525
USD Term Loan B5 3.75%, due 6/3/20	4,815,371	4,681,947
Informatica Corp. USD Term Loan 4.50%, due 8/5/22	1,794,000	1,743,768
Riverbed Technology, Inc. 2016 Term Loan B 5.00%, due 4/24/22	1,262,922	1,262,132
SS&C Technologies, Inc.
2015 Term Loan B1 4.00%, due 7/8/22	3,383,652	3,379,422
2015 Term Loan B2 4.00%, due 7/8/22	462,998	462,420
TTM Technologies, Inc. 1st Lien Term Loan 6.00%, due 5/31/21	1,328,121	1,309,859
Veritas Bermuda, Ltd. USD Term Loan B1 6.63%, due 1/27/23	1,995,000	1,732,324
Vertafore, Inc. 2016 1st Lien Term Loan 4.75%, due 6/9/23 (d)	2,000,000	1,992,500
Western Digital Corp. USD Term Loan B 6.25%, due 4/29/23	2,750,000	2,756,017
Zebra Technologies Corp. 2016 Term Loan B 4.00%, due 10/27/21	3,015,584	3,019,354

		65,612,277

Finance 1.3%
Alliant Holdings I, Inc. 2015 Term Loan B 4.50%, due 8/12/22	1,848,000	1,821,051

	Principal Amount	Value
Finance (continued)
Brand Energy & Infrastructure Services, Inc. New Term Loan B 4.75%, due 11/26/20	$1,698,028	$1,650,059
Duff & Phelps Investment Management Co.
Term Loan B1 4.75%, due 4/23/20	985,000	980,075
Term Loan B 4.75%, due 4/23/20	1,618,735	1,610,641
iStar, Inc. 2016 Term Loan B 5.50%, due 7/1/20	1,400,000	1,398,250
ON Assignment, Inc. 2015 Term Loan 3.75%, due 6/3/22	1,741,091	1,739,640
WEX, Inc. Term Loan B TBD, due 6/21/23	1,000,000	995,000

		10,194,716

Healthcare, Education & Childcare 8.9%
Acadia Healthcare Co., Inc. Term Loan B2 4.50%, due 2/16/23	1,305,440	1,298,913
Akorn, Inc. Term Loan B 5.25%, due 4/16/21	2,308,726	2,317,384
Alvogen Pharma U.S., Inc. Term Loan 6.00%, due 4/2/22	2,261,787	2,250,478
AmSurg Corp. 1st Lien Term Loan B 3.50%, due 7/16/21	3,728,912	3,720,627
♦Community Health Systems, Inc.
Term Loan G 3.75%, due 12/31/19	2,359,512	2,291,307
Term Loan F 3.92%, due 12/31/18	1,187,407	1,176,523
Term Loan H 4.00%, due 1/27/21	4,341,438	4,224,219
Concentra, Inc. 1st Lien Term Loan 4.00%, due 6/1/22	2,787,603	2,770,181
Curo Health Services Holdings, Inc. 2015 1st Lien Term Loan 6.50%, due 2/7/22	1,035,143	1,022,203
DaVita HealthCare Partners, Inc. Term Loan B 3.50%, due 6/24/21	5,345,410	5,346,522
Envision Healthcare Corp. Initial Term Loan 4.25%, due 5/25/18	3,112,277	3,110,332

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-229

Portfolio of Investments June 30, 2016 (Unaudited) (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Healthcare, Education & Childcare (continued)
Grifols Worldwide Operations USA, Inc. USD Term Loan B 3.46%, due 2/27/21	$2,954,660	$2,951,974
HCA, Inc.
Extended Term Loan B4 3.38%, due 5/1/18	1,324,490	1,324,791
Term Loan B6 3.71%, due 3/17/23	1,854,402	1,859,618
IMS Health, Inc. New USD Term Loan 3.50%, due 3/17/21	1,544,098	1,529,623
Jaguar Holding Co. II 2015 Term Loan B 4.25%, due 8/18/22	3,824,785	3,790,362
Kindred Healthcare, Inc. New Term Loan 4.25%, due 4/9/21	2,744,006	2,661,686
Kinetic Concepts, Inc. USD Term Loan F1 5.00%, due 11/4/20	4,322,334	4,300,722
Lasis Healthcare LLC Term Loan B2 4.50%, due 5/3/18	729,950	726,604
New Millennium HoldCo, Inc. Exit Term Loan 7.50%, due 12/21/20	502,808	362,022
Onex Carestream Finance, L.P.
1st Lien Term Loan 5.00%, due 6/7/19	5,165,034	4,945,520
2nd Lien Term Loan 9.50%, due 12/7/19 (d)	1,723,401	1,551,060
Opal Acquisition, Inc. Term Loan B 5.00%, due 11/27/20	2,719,553	2,366,011
Ortho-Clinical Diagnostics, Inc. Term Loan B 4.75%, due 6/30/21	2,627,424	2,471,968
Quintiles Transnational Corp. 2015 Term Loan B 3.25%, due 5/12/22	1,188,000	1,186,515
RPI Finance Trust Term Loan B4 3.50%, due 11/9/20	2,030,412	2,029,687
Select Medical Corp. Series E Term Loan B 6.00%, due 6/1/18	2,468,735	2,471,821
Sterigenics-Nordion Holdings LLC 2015 Term Loan B 4.25%, due 5/15/22	1,736,875	1,715,164

	Principal Amount	Value
Healthcare, Education & Childcare (continued)
Surgical Care Affiliates, Inc. Term Loan B 4.25%, due 3/17/22	$987,500	$987,500

		68,761,337

Home & Office Furnishings, Housewares & Durable Consumer Products 0.5%
Serta Simmons Holdings LLC Term Loan 4.25%, due 10/1/19	3,985,334	3,979,109

Hotels, Motels, Inns & Gaming 4.7%
Affinity Gaming LLC 2016 Term Loan TBD, due 5/2/22	1,666,667	1,663,542
Caesars Entertainment Operating Co.
Extended Term Loan B5 10.25%, due 3/1/17 (e)	2,415,033	2,366,733
Extended Term Loan B6 11.25%, due 3/1/17 (e)	1,850,914	1,846,287
Term Loan B7 (Non RSA) 13.25%, due 3/1/17 (e)	1,075,423	1,079,904
Caesars Entertainment Resort Properties LLC Term Loan B 7.00%, due 10/11/20	2,425,158	2,316,026
CityCenter Holdings LLC Term Loan B 4.25%, due 10/16/20	2,884,859	2,883,056
Hilton Worldwide Finance LLC USD Term Loan B2 3.50%, due 10/26/20	3,426,547	3,425,594
La Quinta Intermediate Holdings LLC Term Loan B 3.75%, due 4/14/21	3,331,827	3,244,366
MGM Growth Properties Operating Partnership L.P. 2016 Term Loan B 4.00%, due 4/25/23	5,120,500	5,126,901
Pinnacle Entertainment, Inc. Term Loan B 3.75%, due 4/28/23	611,333	609,805
♦Scientific Games International, Inc. 2014 Term Loan B1 6.00%, due 10/18/20	7,312,500	7,211,953
Station Casinos LLC 2016 Term Loan B 3.75%, due 6/8/23	4,719,101	4,690,588

		36,464,755

M-230	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Insurance 2.2%
Asurion LLC
New Term Loan B1 5.00%, due 5/24/19	$869,325	$865,196
Term Loan B4 5.00%, due 8/4/22	2,606,065	2,565,888
New 2nd Lien Term Loan 8.50%, due 3/3/21	1,000,000	962,083
Hub International, Ltd. Term Loan B 4.00%, due 10/2/20	4,338,801	4,266,486
MPH Acquisition Holdings LLC 2016 Term Loan B 5.00%, due 6/7/23	3,000,000	3,006,963
Sedgwick Claims Management Services, Inc.
1st Lien Term Loan 3.75%, due 3/1/21	3,024,125	2,956,082
2nd Lien Term Loan 6.75%, due 2/28/22	2,400,000	2,304,000

		16,926,698

Leisure, Amusement, Motion Pictures & Entertainment 2.1%
Boyd Gaming Corp. Term Loan B 4.00%, due 8/14/20	1,334,148	1,332,241
Creative Artists Agency LLC Term Loan B 5.00%, due 12/17/21	1,362,210	1,355,399
Fitness International LLC Term Loan B 5.50%, due 7/1/20	2,894,483	2,864,331
LTF Merger Sub, Inc. Term Loan B 4.25%, due 6/10/22	1,623,496	1,585,953
Regal Cinemas Corp. 2016 Term Loan 3.50%, due 4/1/22	1,634,788	1,632,336
SeaWorld Parks & Entertainment, Inc. Incremental Term Loan B3 4.00%, due 5/14/20	1,320,536	1,302,929
William Morris Endeavor Entertainment LLC
1st Lien Term Loan 5.25%, due 5/6/21	1,874,250	1,862,536
2nd Lien Term Loan 8.25%, due 5/6/22	1,200,000	1,167,000
WMG Acquisition Corp. New Term Loan 3.75%, due 7/1/20	3,244,106	3,204,570

		16,307,295

	Principal Amount	Value
Machinery (Non-Agriculture, Non-Construct & Non-Electronic) 2.1%
Apex Tool Group LLC Term Loan B 4.50%, due 1/31/20	$2,508,152	$2,467,395
CPM Holdings, Inc. Term Loan B 6.00%, due 4/11/22	1,485,000	1,479,431
Generac Power Systems, Inc. Term Loan B 3.50%, due 5/31/20	1,726,251	1,710,067
Manitowoc Foodservice, Inc. 2016 Term Loan B 5.75%, due 3/3/23	1,623,932	1,632,051
♦Rexnord LLC 1st Lien Term Loan B 4.00%, due 8/21/20	7,368,639	7,289,198
Silver II U.S. Holdings LLC Term Loan 4.00%, due 12/13/19	1,283,416	1,148,657

		15,726,799

Media 0.1%
Salem Communications Corp. Term Loan B 4.50%, due 3/13/20	1,000,000	975,000

Mining, Steel, Iron & Non-Precious Metals 1.8%
Ameriforge Group, Inc. 1st Lien Term Loan 5.00%, due 12/19/19 (d)	2,936,193	1,658,949
Fairmount Minerals, Ltd. New Term Loan B2 4.50%, due 9/5/19	1,964,646	1,593,000
Gates Global, Inc. Term Loan B 4.25%, due 7/6/21	1,363,544	1,293,237
McJunkin Red Man Corp. New Term Loan 5.00%, due 11/8/19 (d)	1,293,336	1,250,225
Minerals Technologies, Inc. 2015 Term Loan B1 3.75%, due 5/9/21	1,517,675	1,513,248
Novelis, Inc. 2015 Term Loan B 4.00%, due 6/2/22	5,296,500	5,243,535
Zekelman Industries, Inc. Term Loan B 6.00%, due 6/14/21	1,295,684	1,290,825

		13,843,019

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-231

Portfolio of Investments June 30, 2016 (Unaudited) (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Oil & Gas 1.8%
Ascent Resources-Marcellus LLC
1st Lien Term Loan 5.25%, due 8/4/20 (d)	$1,000,000	$516,250
2nd Lien Term Loan 8.50%, due 8/4/21 (d)	250,000	37,083
CITGO Holding, Inc. 2015 Term Loan B 9.50%, due 5/12/18	1,300,259	1,307,843
Energy Transfer Equity, L.P. 2015 Term Loan 4.00%, due 12/2/19	3,717,647	3,609,991
EP Energy LLC Term Loan B2 4.50%, due 4/30/19	937,500	817,969
Fieldwood Energy LLC
New 1st Lien Term Loan 8.00%, due 9/28/18	305,556	253,611
1st Lien Last Out Term Loan 8.375%, due 9/30/20	412,500	216,563
2nd Lien Term Loan 8.375%, due 9/30/20 (d)	680,953	188,964
HGIM Corp. Term Loan B 5.50%, due 6/18/20 (d)	790,960	468,644
Penn Products Terminals LLC Term Loan B 4.75%, due 4/13/22	2,344,474	2,280,001
Philadelphia Energy Solutions LLC Term Loan B 6.25%, due 4/4/18	1,261,951	1,179,924
Samson Investment Co. New 2nd Lien Term Loan 6.50%, due 9/25/18 (d)(e)	3,300,000	169,125
Seadrill Partners Finco LLC Term Loan B 4.00%, due 2/21/21 (d)	2,032,305	900,565
Templar Energy LLC New 2nd Lien Term Loan 8.50%, due 11/25/20 (d)(f)	1,500,000	375,000
Western Refining, Inc. Term Loan B 5.25%, due 11/12/20	1,462,500	1,416,187

		13,737,720

Personal & Nondurable Consumer Products (Manufacturing Only) 1.6%
ABC Supply Co., Inc. Term Loan 3.50%, due 4/16/20	2,332,500	2,328,612
Hillman Group, Inc. (The) Term Loan B 4.50%, due 6/30/21	2,471,007	2,427,765

	Principal Amount	Value
Personal & Nondurable Consumer Products (Manufacturing Only) (continued)
Prestige Brands, Inc. Term Loan B3 3.53%, due 9/3/21	$828,679	$827,989
Spectrum Brands, Inc. USD Term Loan 3.51%, due 6/23/22	2,099,626	2,097,659
SRAM LLC New Term Loan B 4.01%, due 4/10/20	3,202,582	2,850,297
Varsity Brands, Inc. 1st Lien Term Loan 5.00%, due 12/11/21	1,970,000	1,960,642

		12,492,964

Personal Transportation 0.2%
United Airlines, Inc. New Term Loan B 3.25%, due 4/1/19	1,436,516	1,432,027

Personal, Food & Miscellaneous Services 0.5%
Weight Watchers International, Inc. Term Loan B2 4.00%, due 4/2/20	1,297,875	964,753
Yum! Brands, Inc. 1st Lien Term Loan B 3.19%, due 6/16/23	3,000,000	3,003,750

		3,968,503

Printing & Publishing 1.5%
Cengage Learning Acquisitions, Inc. 2016 Term Loan B 5.25%, due 6/7/23	1,298,889	1,278,594
Checkout Holding Corp. 1st Lien Term Loan 4.50%, due 4/9/21	1,372,956	1,153,283
Getty Images, Inc. Term Loan B 4.75%, due 10/18/19	1,164,309	864,499
McGraw-Hill Global Education Holdings LLC 2016 Term Loan B 5.00%, due 5/4/22	2,250,000	2,244,375
Penton Media, Inc.
2015 Term Loan 4.75%, due 10/3/19	1,655,514	1,645,167
New 2nd Lien Term Loan 9.00%, due 10/2/20	1,159,386	1,124,605
Tribune Media Co. Term Loan 3.75%, due 12/27/20	3,431,099	3,416,801

		11,727,324

M-232	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Retail Store 5.8%
American Tire Distributors Holdings, Inc. 2015 Term Loan 5.25%, due 9/1/21	$1,075,546	$1,035,885
Belk, Inc. Term Loan 5.75%, due 12/12/22	1,469,650	1,157,349
BJ’s Wholesale Club, Inc.
New 1st Lien Term Loan 4.50%, due 9/26/19	3,826,041	3,787,781
New 2nd Lien Term Loan 8.50%, due 3/26/20	522,499	505,518
CNT Holdings III Corp. Term Loan B 5.25%, due 1/22/23	997,500	994,590
Harbor Freight Tools USA, Inc. New 1st Lien Term Loan 4.75%, due 7/26/19	2,575,538	2,577,683
J. Crew Group, Inc. New Term Loan B 4.00%, due 3/5/21	997,455	679,517
J.C. Penney Corp., Inc. 2016 Term Loan B 5.25%, due 6/23/23	800,000	792,000
Leslie’s Poolmart, Inc. New Term Loan 4.25%, due 10/16/19	4,264,635	4,229,098
Mattress Holding Corp. 2016 Incremental Term Loan 6.25%, due 10/20/21	1,466,927	1,426,586
♦Michaels Stores, Inc.
Term Loan B 3.75%, due 1/28/20	7,223,493	7,196,405
Incremental 2014 Term Loan B2 4.00%, due 1/28/20	967,235	965,825
NBTY, Inc. USD Term Loan B 5.00%, due 5/5/23	2,666,667	2,648,333
Neiman Marcus Group, Inc. (The) 2020 Term Loan 4.25%, due 10/25/20	1,881,746	1,687,104
Party City Holdings, Inc. 2015 Term Loan B 4.25%, due 8/19/22	4,485,850	4,446,599
Petco Animal Supplies, Inc. 2016 Term Loan B1 5.00%, due 1/26/23	2,662,500	2,648,077
PetSmart, Inc. Term Loan B1 4.25%, due 3/11/22	5,847,500	5,818,263

	Principal Amount	Value
Retail Store (continued)
Pilot Travel Centers LLC 2016 Term Loan B 3.21%, due 5/25/23	$2,341,571	$2,340,107

		44,936,720

Telecommunications 2.3%
Avaya, Inc. Term Loan B6 6.50%, due 3/30/18	355,954	259,402
Level 3 Financing, Inc.
2015 Term Loan B2 3.50%, due 5/31/22	1,440,000	1,432,800
New 2019 Term Loan 4.00%, due 8/1/19	3,200,000	3,194,000
2013 Term Loan B 4.00%, due 1/15/20	2,000,000	1,997,500
LTS Buyer LLC 1st Lien Term Loan 4.00%, due 4/13/20	2,910,000	2,885,265
Mitel U.S. Holdings, Inc. 2015 Term Loan 5.50%, due 4/29/22	2,741,584	2,740,441
Syniverse Holdings, Inc. Term Loan 4.00%, due 4/23/19	2,547,482	1,901,058
T-Mobile USA, Inc. Term Loan B 3.50%, due 11/9/22	3,383,000	3,391,458

		17,801,924

Utilities 3.8%
Astoria Energy LLC Term Loan B 5.00%, due 12/24/21	2,506,987	2,384,772
Calpine Corp. Term Loan B5 3.50%, due 5/27/22	4,785,000	4,727,432
Dynegy Holdings, Inc. Term Loan B2 4.00%, due 4/23/20	4,039,029	3,941,418
Dynegy, Inc. Incremental C Term Loan B TBD, due 6/20/23	1,666,667	1,637,500
EIF Channelview Cogeneration LLC Term Loan B 4.25%, due 5/8/20	790,528	737,168
Energy Future Intermediate Holding Co. LLC DIP Term Loan 4.25%, due 12/19/16	5,000,000	4,987,500
Entergy Rhode Island State Energy, L.P. Term Loan B 5.75%, due 12/17/22	995,000	960,175

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-233

Portfolio of Investments June 30, 2016 (Unaudited) (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Utilities (continued)
Essential Power LLC Term Loan B 4.75%, due 8/8/19	$3,145,458	$3,098,276
Granite Acquisition, Inc.
Term Loan B 5.00%, due 12/19/21	1,983,592	1,887,719
Term Loan C 5.00%, due 12/19/21	88,607	84,324
2nd Lien Term Loan B 8.25%, due 12/19/22	800,000	738,000
NRG Energy, Inc. 2016 Term Loan B TBD, due 6/8/23 (d)	3,000,000	2,970,000
Southeast PowerGen LLC Term Loan B 4.50%, due 12/2/21	887,941	854,643

		29,008,927

Total Floating Rate Loans (Cost $690,949,568)		671,020,155

Foreign Floating Rate Loans 9.7% (c)
Automobile 0.0%‡
Schaeffler A.G. USD Term Loan B 4.25%, due 5/15/20	323,077	324,019

Broadcasting & Entertainment 0.7%
Numericable Group S.A. USD Term Loan B5 4.56%, due 7/31/22	1,990,000	1,961,927
Virgin Media Investment Holdings, Ltd. USD Term Loan F 3.65%, due 6/30/23	3,366,606	3,277,630

		5,239,557

Chemicals, Plastics & Rubber 0.8%
Allnex (Luxembourg) & Cy S.C.A. USD Term Loan B1 4.50%, due 10/3/19	2,000,790	1,989,535
Flint Group GmbH USD Term Loan C 4.50%, due 9/7/21	410,596	404,437
Trinseo Materials Operating S.C.A. Term Loan B 4.25%, due 11/5/21	3,705,081	3,687,482

		6,081,454

	Principal Amount	Value
Containers, Packaging & Glass 0.1%
KP Germany Erste GmbH 1st Lien Term Loan 5.00%, due 4/28/20	$326,048	$326,048

Electronics 1.3%
♦Avago Technologies Cayman, Ltd. 2016 USD Term Loan B1 4.25%, due 2/1/23	8,679,500	8,672,270
NXP B.V. 2015 Term Loan B 3.75%, due 12/7/20	1,599,602	1,601,602

		10,273,872

Healthcare, Education & Childcare 1.4%
DPx Holdings B.V. 2014 USD Incremental Term Loan 4.25%, due 3/11/21	1,680,000	1,632,120
Endo Luxembourg Finance Co., I S.A R.L. 2015 Term Loan B 3.75%, due 9/26/22	2,985,000	2,934,894
Mallinckrodt International Finance S.A.
Term Loan B 3.25%, due 3/19/21	977,500	962,532
Incremental Term Loan B1 3.50%, due 3/19/21	1,477,444	1,458,976
Valeant Pharmaceuticals International, Inc.
Series D2 Term Loan B 4.50%, due 2/13/19	484,902	470,355
Series E Term Loan B 4.75%, due 8/5/20	2,206,155	2,137,764
Term Loan B F1 5.00%, due 4/1/22	1,492,519	1,448,366

		11,045,007

Hotels, Motels, Inns & Gaming 0.3%
Amaya Holdings B.V.
USD 1st Lien Term Loan 5.00%, due 8/1/21	2,358,180	2,282,523
USD 2nd Lien Term Loan 8.00%, due 8/1/22	243,750	239,687

		2,522,210

Leisure, Amusement, Motion Pictures & Entertainment 1.9%
Bauer Performance Sports, Ltd. Term Loan B 4.50%, due 4/15/21	1,968,700	1,588,085
Bombardier Recreational Products, Inc. 2016 Term Loan B 3.75%, due 6/21/23	2,743,848	2,706,120
Delta 2 (Luxembourg) S.A.R.L.
USD Term Loan B3 4.75%, due 7/30/21	4,766,667	4,592,683

M-234	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Foreign Floating Rate Loans (continued)
Leisure, Amusement, Motion Pictures & Entertainment (continued)
Delta 2 (Luxembourg) S.A.R.L. (continued)
USD 2nd Lien Term Loan 7.75%, due 7/31/22	$1,200,000	$1,132,000
Travelport Finance (Luxembourg) S.A.R.L. 2016 Term Loan B 5.00%, due 9/2/21	4,439,763	4,400,915

		14,419,803

Machinery (Non-Agriculture, Non-Construct & Non-Electronic) 0.4%
Husky Injection Molding Systems, Ltd.
1st Lien Term Loan 4.25%, due 6/30/21	2,956,709	2,929,604
2nd Lien Term Loan 7.25%, due 6/30/22	509,304	488,295

		3,417,899

Mining, Steel, Iron & Non-Precious Metals 0.2%
FMG Resources (August 2006) Pty, Ltd. New Term Loan B 4.25%, due 6/30/19	1,393,946	1,330,637

Oil & Gas 0.1%
Drillships Financing Holding, Inc. Term Loan B1 6.00%, due 3/31/21 (d)	1,451,196	553,874
Pacific Drilling S.A. Term Loan B 4.50%, due 6/3/18 (d)	1,508,889	460,211

		1,014,085

Personal, Food & Miscellaneous Services 0.7%
1011778 B.C. Unlimited Liability Co. Term Loan B2 3.75%, due 12/10/21	5,646,368	5,633,427

Printing & Publishing 0.5%
Springer Science+Business Media Deutschland GmbH USD Term Loan B9 4.50%, due 8/14/20	3,643,062	3,491,266

Telecommunications 1.3%
Intelsat Jackson Holdings S.A. Term Loan B2 3.75%, due 6/30/19	4,139,180	3,743,889
Telesat USD Term Loan B2 3.50%, due 3/28/19	6,625,682	6,578,752

		10,322,641

Total Foreign Floating Rate Loans (Cost $78,975,174)		75,441,925

Total Long-Term Bonds (Cost $778,558,564)		755,101,048

	Shares	Value
Common Stock 0.0%‡
Healthcare, Education & Childcare 0.0%‡
Millennium Laboratories, Inc. (g)	14,763	$40,598

Total Common Stock (Cost $0)		40,598

Affiliated Investment Company 1.0%
Fixed Income Fund 1.0%
♦MainStay High Yield Corporate Bond Fund Class I	1,354,128	7,515,412

Total Affiliated Investment Company (Cost $7,965,058)		7,515,412

	Principal Amount
Short-Term Investments 4.9%
Repurchase Agreement 0.4%
Fixed Income Clearing Corp. 0.03%, dated 6/30/16 due 7/1/16 Proceeds at Maturity $3,110,274 (Collateralized by a United States Treasury Note with a rate of 1.375% and a maturity date of 2/29/20, with a Principal Amount of $3,105,000 and a Market Value of $3,174,863)	$3,110,271	3,110,271

Total Repurchase Agreement (Cost $3,110,271)		3,110,271

U.S. Government 4.5%
United States Treasury Bills
0.198%, due 7/7/16 (h)	11,000	11,000
0.224%, due 7/14/16 (h)	29,001,000	28,998,691
0.251%, due 7/21/16 (h)	5,881,000	5,880,191

Total U.S. Government (Cost $34,889,882)		34,889,882

Total Short-Term Investments (Cost $38,000,153)		38,000,153

Total Investments (Cost $824,523,775) (i)	103.4%	800,657,211
Other Assets, Less Liabilities	(3.4)	(26,512,591)
Net Assets	100.0%	$774,144,620

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-235

Portfolio of Investments June 30, 2016 (Unaudited) (continued)

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Floating rate—Rate shown was the rate in effect as of June 30, 2016.

(c)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown was the weighted average interest rate of all contracts within the floating rate loan facility as of June 30, 2016.

(d)	Illiquid security—As of June 30, 2016, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $29,971,419, which represented 3.9% of the Portfolio’s net assets.
(e)	Issue in default.

(f)	Issue in non-accrual status.

(g)	Non-income producing security.

(h)	Interest rate shown represents yield to maturity.

(i)	As of June 30, 2016, cost was $823,936,016 for federal income tax purposes and net unrealized depreciation was as follows:

Gross unrealized appreciation	$1,683,715
Gross unrealized depreciation	(24,962,520)

Net unrealized depreciation	$(23,278,805)

The following abbreviation is used in the preceding pages:

TBD—To be determined

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$—	$8,638,968	$—	$8,638,968
Floating Rate Loans (b)	—	617,323,513	53,696,642	671,020,155
Foreign Floating Rate Loans (c)	—	72,331,368	3,110,557	75,441,925

Total Long-Term Bonds	—	698,293,849	56,807,199	755,101,048

Common Stock	40,598	—	—	40,598
Affiliated Investment Company
Fixed Income Fund	7,515,412	—	—	7,515,412
Short-Term Investments
Repurchase Agreement	—	3,110,271	—	3,110,271
U.S. Government	—	34,889,882	—	34,889,882

Total Short-Term Investments	—	38,000,153	—	38,000,153

Total Investments in Securities	$7,556,010	$736,294,002	$56,807,199	$800,657,211

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $53,696,642 are held within the Floating Rate Loans section of the Portfolio of Investments.

(c)	The Level 3 securities valued at $3,110,557 are held within the Foreign Floating Rate Loans section of the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2016, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of June 30, 2016, securities with a market value of $25,184,129 transferred from Level 2 to Level 3. The transfer occurred as a result of utilizing significant unobservable inputs. As of December 31, 2015, the fair value obtained from these floating rate loans, from an independent pricing service, utilized significant observable inputs.

As of June 30, 2016, securities with a market value of $21,415,014 transferred from Level 3 to Level 2. The transfer occurred as a result of utilizing significant observable inputs. As of December 31, 2015, the fair value obtained from these floating rate loans, from an independent pricing service, utilized significant unobservable inputs.

M-236	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2015	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales (a)	Transfers in to Level 3	Transfers out of Level 3	Balance as of June 30, 2016	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of June 30, 2016 (b)
Long-Term Bonds
Floating Rate Loans
Automobile	$4,846,258	$2,042	$29,043	$(8,819)	$—	$(1,781,250)	$—	$(3,087,274)	$—	$(8,819)
Banking	656,667	—	—	—	—	—	—	(656,667)	—	—
Buildings & Real Estate	—	—	—	—	1,988,483	—	—	—	1,988,483	—
Chemicals, Plastics & Rubber	1,039,708	4,213	140	(89,718)	8,586,416	(7,586)	659,750	(1,039,708)	9,153,215	(89,718)
Containers, Packaging & Glass	—	232	72	(27,759)	—	(36,608)	1,331,929	—	1,267,866	(27,759)
Diversified/Conglomerate Manufacturing	6,843,580	(524)	2,353	58,306	—	(1,720,764)	—	(2,781,048)	2,401,903	58,306
Diversified/Conglomerate Service	4,391,708	795	80	59,867	1,357,500	(27,667)	1,477,022	(473,276)	6,786,029	70,457
Ecological	1,783,119	(22)	(100)	51,808	—	(48,584)	—	—	1,786,221	49,963
Electronics	2,334,163	(4)	—	(4,832)	—	(5,050)	—	(1,361,588)	962,689	(4,932)
Finance	2,695,000	28	—	17,206	2,376,016	—	—	(2,695,000)	2,393,250	17,206
Healthcare, Education & Childcare	5,428,349	6,198	(227,289)	366,229	1,003,750	(1,424,378)	11,582,904	(2,780,670)	13,955,093	365,644
Hotels, Motels Inns & Gaming	—	35	215	(47)	698,269	(88,667)	—	—	609,805	(47)
Insurance	—	752	—	110,248	—	—	2,193,000	—	2,304,000	110,248
Leisure, Amusement, Motion Pictures & Entertainment	—	980	56	710	—	(6,915)	1,360,568	—	1,355,399	710
Mining, Steel, Iron & Non-Precious Metals	1,192,403	—	—	—	—	—	—	(1,192,403)	—	—
Oil & Gas	2,655,891	(59)	—	(201,017)	417,638	—	—	(2,655,890)	216,563	(201,017)
Personal & Nondurable Consumer Products	—	88	54	255,354	—	(53,127)	5,075,694	—	5,278,063	255,354
Printing	—	2,230	2,720	63,851	1,205,037	(97,618)	1,101,668	—	2,277,888	63,851
Utilities	1,677,624	1,044	70	(25,953)	12	(5,000)	—	(687,622)	960,175	(26,074)
Foreign Floating Rate Loans
Chemicals, Plastics & Rubber	2,003,869	39	16	4,876	—	(2,089)	401,594	(2,003,868)	404,437	4,876
Leisure, Amusement, Motion Pictures & Entertainment	—	—	—	(26,219)	2,732,339	—	—	—	2,706,120	(26,219)

Total	$37,548,339	$18,067	$(192,570)	$604,091	$20,365,460	$(5,305,303)	$25,184,129	$(21,415,014)	$56,807,199	$612,030

(a)	Sales include principal reduction.

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-237

Statement of Assets and Liabilities as of June 30, 2016 (Unaudited)

Assets
Investment in securities, at value (identified cost $816,558,717)	$793,141,799
Investment in affiliated investment company, at value (identified cost $7,965,058)	7,515,412
Receivables:
Investment securities sold	8,202,476
Dividends and interest	3,547,114
Fund shares sold	203,031
Other assets	8,207

Total assets	812,618,039

Liabilities
Payables:
Investment securities purchased	37,453,160
Fund shares redeemed	411,389
Manager (See Note 3)	382,067
NYLIFE Distributors (See Note 3)	115,057
Shareholder communication	47,406
Professional fees	35,303
Custodian	23,588
Trustees	1,502
Accrued expenses	3,947

Total liabilities	38,473,419

Net assets	$774,144,620

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$86,844
Additional paid-in capital	814,956,354

815,043,198
Undistributed net investment income	160,767
Accumulated net realized gain (loss) on investments	(17,192,781)
Net unrealized appreciation (depreciation) on investments	(23,866,564)

Net assets	$774,144,620

Initial Class
Net assets applicable to outstanding shares	$216,565,699

Shares of beneficial interest outstanding	24,308,349

Net asset value per share outstanding	$8.91

Service Class
Net assets applicable to outstanding shares	$557,578,921

Shares of beneficial interest outstanding	62,535,690

Net asset value per share outstanding	$8.92

M-238	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2016 (Unaudited)

Investment Income (Loss)
Income
Interest	$17,083,033
Dividend distributions from an affiliated company	251,055

Total income	17,334,088

Expenses
Manager (See Note 3)	2,291,973
Distribution and service—Service Class (See Note 3)	693,614
Shareholder communication	54,219
Professional fees	53,940
Custodian	22,532
Trustees	9,769
Miscellaneous	28,013

Total expenses	3,154,060

Net investment income (loss)	14,180,028

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(3,933,447)
Net change in unrealized appreciation (depreciation) on investments	18,378,304

Net realized and unrealized gain (loss) on investments	14,444,857

Net increase (decrease) in net assets resulting from operations	$28,624,885

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-239

Statements of Changes in Net Assets

for the six months ended June 30, 2016 (Unaudited) and the year ended December 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$14,180,028	$29,376,342
Net realized gain (loss) on investments	(3,933,447)	(5,418,796)
Net change in unrealized appreciation (depreciation) on investments	18,378,304	(22,640,864)

Net increase (decrease) in net assets resulting from operations	28,624,885	1,316,682

Dividends to shareholders:
From net investment income:
Initial Class	(4,066,572)	(8,579,087)
Service Class	(10,107,675)	(20,803,960)

Total dividends to shareholders	(14,174,247)	(29,383,047)

Capital share transactions:
Net proceeds from sale of shares	55,116,478	139,198,876
Net asset value of shares issued to shareholders in reinvestment of dividends	14,174,247	29,383,047
Cost of shares redeemed	(100,957,739)	(135,667,369)

Increase (decrease) in net assets derived from capital share transactions	(31,667,014)	32,914,554

Net increase (decrease) in net assets	(17,216,376)	4,848,189

Net Assets
Beginning of period	791,360,996	786,512,807

End of period	$774,144,620	$791,360,996

Undistributed net investment income at end of period	$160,767	$154,986

M-240	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,
	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$8.74		$9.05	$9.33	$9.32	$9.07	$9.26

Net investment income (loss)	0.17		0.35	0.36	0.39	0.39	0.40
Net realized and unrealized gain (loss) on investments	0.17		(0.31)	(0.28)	0.01	0.25	(0.19)

Total from investment operations	0.34		0.04	0.08	0.40	0.64	0.21

Less dividends:
From net investment income	(0.17)		(0.35)	(0.36)	(0.39)	(0.39)	(0.40)

Net asset value at end of period	$8.91		$8.74	$9.05	$9.33	$9.32	$9.07

Total investment return	3.91	%(a)	0.39%	0.86%	4.46%	7.15%	2.19%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.89	%††	3.88%	3.89%	4.22%	4.25%	4.19%
Net expenses	0.64	%††	0.64%	0.64%	0.64%	0.65%	0.65%
Portfolio turnover rate	15%		35%	48%	49%	47%	13%
Net assets at end of period (in 000’s)	$216,566		$226,083	$205,057	$281,957	$282,716	$161,480

*	Unaudited.
††	Annualized.
(a)	Total investment return is not annualized.

	Service Class
	Six months ended June 30,		Year ended December 31,
	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$8.75		$9.06	$9.34	$9.33	$9.08	$9.26

Net investment income (loss)	0.16		0.33	0.34	0.37	0.37	0.36
Net realized and unrealized gain (loss) on investments	0.17		(0.31)	(0.28)	0.01	0.25	(0.18)

Total from investment operations	0.33		0.02	0.06	0.38	0.62	0.18

Less dividends:
From net investment income	(0.16)		(0.33)	(0.34)	(0.37)	(0.37)	(0.36)

Net asset value at end of period	$8.92		$8.75	$9.06	$9.34	$9.33	$9.08

Total investment return	3.78	%(a)	0.14%	0.61%	4.20%	6.89%	1.93%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.65	%††	3.63%	3.65%	3.96%	4.00%	3.94%
Net expenses	0.89	%††	0.89%	0.89%	0.89%	0.90%	0.90%
Portfolio turnover rate	15%		35%	48%	49%	47%	13%
Net assets at end of period (in 000’s)	$557,579		$565,278	$581,456	$566,841	$458,609	$397,071

*	Unaudited.
††	Annualized.
(a)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-241

MainStay VP Government Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2016

Class	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	3.31%	3.77%	2.70%	4.35%	0.55%
Service Class Shares	3.18	3.51	2.44	4.09	0.80

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Barclays U.S. Government Bond Index[2]	5.22%	6.04%	3.38%	4.73%
Morningstar Intermediate Government Category Average[3]	3.29	3.66	2.50	4.24

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
3.	The Morningstar Intermediate Government Category Average is representative of funds that have at least 90% of their bond holdings in bonds backed by U.S. government or by U.S. government-linked agencies. These funds have durations between 3.5 and 6 years and/or average effective maturities between 4 and 10 years. Results are based on total returns with all dividends and capital gain distributions reinvested.

M-242	MainStay VP Government Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Government Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2016 to June 30, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2016, to June 30, 2016. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

June 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/16	Ending Account Value (Based on Actual Returns and Expenses) 6/30/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/16	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,033.10	$2.78	$1,022.10	$2.77

Service Class Shares	$1,000.00	$1,031.80	$4.04	$1,020.90	$4.02

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.55% for Initial Class and 0.80% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-243

Portfolio Composition as of June 30, 2016 (Unaudited)

See Portfolio of Investments beginning on page M-248 for specific holdings within these categories.

Top Ten Holdings as of June 30, 2016 (excluding short-term investment) (Unaudited)

1.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 3.50%, due 11/1/25

2.	United States Treasury Notes, 1.875%, due 11/30/21

3.	United States Treasury Notes, 2.375%, due 8/15/24

4.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 4.00%, due 3/1/41

5.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 3.50%, due 7/1/46 TBA

6.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 4.00%, due 2/1/41

7.	Government National Mortgage Association (Mortgage Pass-Through Securities), 4.00%, due 10/15/41

8.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 4.50%, due 1/1/41

9.	Tennessee Valley Authority, 4.65%, due 6/15/35

10.	United States Treasury Notes, 2.00%, due 11/30/20

M-244	MainStay VP Government Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Dan Roberts, PhD, Louis N. Cohen, CFA, and Steven H. Rich of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP Government Portfolio perform relative to its benchmark and peers for the six months ended June 30, 2016?

For the six months ended June 30, 2016, MainStay VP Government Portfolio returned 3.31% for Initial Class shares and 3.18% for Service Class shares. Over the same period, both share classes underperformed the 5.22% return of the Barclays U.S. Government Bond Index,1 which is the Portfolio’s benchmark. Initial Class shares outperformed—and Service Class shares underperformed—the 3.29% return of the Morningstar Intermediate Government Category Average1 for the six months ended June 30, 2016.

What factors affected the Portfolio’s relative performance during the reporting period?

Duration,2 yield-curve3 posture, sector weighting and issue selection were among the factors that affected the Portfolio’s relative performance during the reporting period.

The Portfolio’s duration was shorter than the duration of the Barclays U.S. Government Bond Index during the reporting period. Having a shorter duration made the Portfolio less sensitive than the benchmark and longer-duration peers to changes in U.S. Treasury yields. The short-duration posture detracted from the Portfolio’s relative performance because yields fell, on average, across the yield curve during the reporting period. With yields moving lower, longer-duration Portfolios like the benchmark benefited, so our short-duration posture had a negative relative impact during the reporting period.

During the reporting period, the spread between the 2- and 30-year benchmark yields on the U.S. Treasury yield curve narrowed. This yield-curve flattening detracted from relative performance and benefited peer portfolios that had higher concentrations of longer-duration securities.

Agency mortgage pass-through securities were the largest class of securities in the Portfolio during the reporting period. Our commitment to agency mortgage pass-through securities is intended to impart a yield advantage over lower-yielding U.S. Treasury securities and agency debentures. This benefit, however, was offset by the underperformance of agency mortgage-backed securities relative to comparable-duration U.S. Treasury securities as mortgage rates followed U.S. Treasury yields lower and refinancing opportunities expanded. The Portfolio’s commitment to mortgage-backed securities detracted from the Portfolio’s performance relative to the Barclays U.S. Government Bond Index, which has no mortgage exposure, and relative to peers with less mortgage exposure than the Portfolio.

The Portfolio’s mortgage allocation favored mortgage-backed securities issued by Fannie Mae and Freddie Mac. Relative to peers, the Portfolio may have been underweight Ginnie Mae issues. Because Fannie Mae and Freddie Mac issues outperformed during the reporting period, the Portfolio benefited relative to peers with larger Ginnie Mae commitments. Ginnie Mae issues had faster prepayments than equivalent Fannie Mae/Freddie Mac issues because of policies that accelerated refinancing rates for Ginnie Mae–eligible borrowers. Faster prepayments can hamper the returns of mortgage-backed securities because the majority of the mortgage market was priced above par during the reporting period and prepayments return principal to investors at par.

For diversification, the Portfolio held modest allocations to corporate bonds, commercial mortgage-backed securities and asset-backed securities. These sectors outperformed comparable-duration U.S. Treasury securities and added value to the Portfolio’s absolute and relative performance.

Low turnover benefited the Portfolio relative to peers by limiting transaction costs. The Portfolio also preserved yield by avoiding large cash balances.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

During the reporting period, we made limited use of U.S. Treasury futures for duration management. Specifically, the Portfolio held a long futures position associated with the five-year U.S. Treasury securities. The position added value as U.S. Treasury yields declined during the reporting period.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
3.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

M-245

What was the Portfolio’s duration strategy during the reporting period?

As of June 30, 2016, the Portfolio’s duration was 3.0 years, which was shorter than the duration of the Barclays U.S. Government Bond Index. In light of market conditions during the reporting period, we preferred to keep the Portfolio’s duration on the shorter side because doing so would benefit the Portfolio if U.S. Treasury yields were to rise relative to the benchmark and relative to peer Portfolios with longer durations. As the reporting period unfolded, however, we extended the Portfolio’s duration by 0.7 year to narrow the difference in duration between the Portfolio and benchmark and, in turn, to moderate the impact of U.S. Treasury yield volatility on relative performance. We executed the trade by purchasing intermediate-duration U.S. Treasury securities.

With a shorter duration, the Portfolio was less sensitive than the benchmark to changes in U.S. Treasury yields. As a result, the Portfolio’s duration posture detracted from the Portfolio’s performance relative to the benchmark and longer-duration peers as U.S. Treasury yields fell, on average, during the reporting period.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

Most of the Portfolio’s residential mortgage exposure was in mortgage pass-through securities rather than collateralized mortgage obligations (CMOs). In our opinion, the compensation demanded by the market for the better predictability of CMO cash-flows was excessive.

The reporting period was largely a period of transition in which the principal driver of the housing market migrated from purchase activity to refinancing as mortgage rates declined. To mute the impact of this transition, we emphasized mortgage pass-through securities whose underlying loan pools were less sensitive to mortgage-rate changes. These “call-protected” pass-through securities can offer better value because the loan pools tend to be less responsive to mortgage-rate volatility, thereby stabilizing prepayment speeds and enabling the investor to preserve more of the security’s yield. A loan pool that consists of smaller-balance loans (for example, a loan pool where no mortgage is larger than $110,000) is one example of a mortgage-backed security with superior call protection.

During the reporting period, macroeconomic improvement was slow and shallow rather than rapid.

This prompted us to extend the Portfolio’s duration by reinvesting principal runoff from the Portfolio’s mortgage position in intermediate-duration U.S. Treasury securities.

Which sectors were the strongest contributors to the Portfolio’s performance and which sectors were particularly weak?

As a government bond Portfolio, the two primary market segments that the Portfolio invests in are U.S. Treasury securities and mortgaged-backed securities. During the reporting period, the Portfolio’s commitment to mortgage-backed securities was a drag on performance as they underperformed comparable-duration U.S. Treasury securities. We offset some of this drag by favoring mortgage securities with stable cash flows. These call-protected securities better positioned the Portfolio to withstand lower mortgage rates.

The flattening of the U.S. Treasury yield curve between 2-year and 30-year maturities likely detracted from the Portfolio’s performance relative to the benchmark and relative to peers with a larger concentration of longer-duration securities.

The yield advantage of mortgage-backed securities relative to comparable-duration U.S. Treasury securities contributed to both absolute and relative performance. (Contributions take weightings and total returns into account.) Issue selection—specifically our willingness to underweight Ginnie Mae issues in favor of Fannie Mae/Freddie Mac pass-through securities—enhanced relative performance. Another aspect of issue selection, our willingness to favor 30-year loan terms over shorter (15- and 20-year) loan terms, also contributed positively to relative performance. The flattening of the U.S. Treasury yield-curve enhanced the inherent value of the wider-window cash flows of mortgage pass-through securities backed by 30-year loan terms.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, as increasing interest-rate volatility drained some of the value from mortgage-backed securities, we began to diversify away from agency residential mortgage-backed securities by investing mortgage prepayments into U.S. Treasury securities, so the weight in U.S. Treasury securities increased from about 4% of the Portfolio at the beginning of the reporting period, to just over 10% by the end of the reporting period.

M-246	MainStay VP Government Portfolio

How did the Portfolio’s sector weightings change during the reporting period?

The Portfolio’s market-equivalent weight of U.S. Treasury securities rose by approximately 7% of net assets and the Portfolio’s allocation to mortgage-backed securities fell by 1% of net assets.

These changes reflected decisions during the reporting period to diversify the Portfolio’s asset base by reinvesting mortgage prepayments into U.S. Treasury securities and to extend the Portfolio’s duration by investing cash contributions in intermediate-duration U.S. Treasury securities.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2016, the Portfolio ended the reporting period underweight relative to the Barclays U.S.

Government Bond Index in U.S. Treasury securities and agency debentures. As of the same date, the Portfolio held an overweight position relative to the benchmark in agency mortgage pass-through securities and slightly overweight positions in corporate bonds, asset-backed securities and commercial mortgage-backed securities. Collectively, the Portfolio’s non-government exposure as of June 30, 2016, was roughly 9% of net assets. The Portfolio ended the reporting period with approximately 5% in cash or cash equivalents.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-247

Portfolio of Investments June 30, 2016 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 98.5%† Asset-Backed Securities 3.1%
Other ABS 2.5%
Small Business Administration Participation Certificates
Series 2012-20L, Class 1 1.93%, due 12/1/32	$844,453	$845,304
Series 2014-20H, Class 1 2.88%, due 8/1/34	910,956	948,814
Series 2015-20G, Class 1 2.88%, due 7/1/35	1,955,904	2,045,215
Series 2014-20I, Class 1 2.92%, due 9/1/34	912,784	957,050
Series 2014-20C, Class 1 3.21%, due 3/1/34	1,740,757	1,856,688

		6,653,071

Utilities 0.6%
Atlantic City Electric Transition Funding LLC Series 2002-1, Class A4 5.55%, due 10/20/23	1,565,091	1,723,272

Total Asset-Backed Securities (Cost $8,024,094)		8,376,343

Corporate Bonds 4.1%
Agriculture 0.4%
Altria Group, Inc. 2.85%, due 8/9/22	1,170,000	1,225,491

Banks 0.4%
Bank of America Corp. 6.875%, due 4/25/18	900,000	982,572

Electric 0.7%
Duke Energy Florida Project Finance LLC 2.538%, due 9/1/31	1,900,000	1,948,045

Pipelines 0.5%
Plains All American Pipeline, L.P. / PAA Finance Corp. 5.00%, due 2/1/21	1,200,000	1,266,430

Real Estate Investment Trusts 0.9%
Host Hotels & Resorts, L.P. 3.75%, due 10/15/23	2,350,000	2,367,141

	Principal Amount	Value
Telecommunications 1.2%
Crown Castle Towers LLC 4.883%, due 8/15/40 (a)	$3,100,000	$3,379,413

Total Corporate Bonds (Cost $11,046,280)		11,169,092

Mortgage-Backed Securities 2.1%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 1.7%
CD 2006-CD3 Mortgage Trust Series 2006-CD3, Class A5 5.617%, due 10/15/48	269,171	269,296
CD 2007-CD5 Mortgage Trust Series 2007-CD5, Class A4 5.886%, due 11/15/44 (b)	1,054,002	1,092,801
Four Times Square Trust Series 2006-4TS, Class A 5.401%, due 12/13/28 (a)	530,000	600,561
GS Mortgage Securities Trust Series 2011-GC5, Class A2 2.999%, due 8/10/44	98,022	98,030
JP Morgan Chase Commercial Mortgage Securities Trust Series 2011-C4, Class A3 4.106%, due 7/15/46 (a)	1,480,640	1,548,427
LB-UBS Commercial Mortgage Trust Series 2004-C1, Class A4 4.568%, due 1/15/31	111,901	112,122
Wachovia Bank Commercial Mortgage Trust Series 2006-C29, Class A4 5.308%, due 11/15/48	995,916	1,000,183

		4,721,420

Residential Mortgages (Collateralized Mortgage Obligations) 0.4%
Citigroup Mortgage Loan Trust, Inc. Series 2006-AR6, Class 1A1 4.945%, due 8/25/36 (c)	298,008	272,098
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 1.17%, due 2/25/42 (a)(b)(d)(e)	1,063,968	904,043

		1,176,141

Total Mortgage-Backed Securities (Cost $6,097,838)		5,897,561

U.S. Government & Federal Agencies 89.2%
Fannie Mae Strip (Collateralized Mortgage Obligations) 0.0%‡
Series 360, Class 2, IO 5.00%, due 8/25/35 (f)	181,318	36,515
Series 361, Class 2, IO 6.00%, due 10/25/35 (f)	38,045	7,123

		43,638

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of June 30, 2016, excluding short-term investment. May be subject to change daily.

M-248	MainStay VP Government Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal Home Loan Bank 0.9%
5.00%, due 11/17/17	$2,400,000	$2,542,903

Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 24.1%
2.543%, due 6/1/35 (b)	170,218	179,818
2.645%, due 2/1/37 (b)	153,209	162,600
2.696%, due 3/1/35 (b)	27,808	29,157
3.00%, due 4/1/45	3,871,561	4,017,384
3.00%, due 5/1/45	2,805,192	2,910,850
3.00%, due 6/1/45	2,645,447	2,745,089
3.00%, due 7/1/45	1,423,364	1,476,975
3.00%, due 5/1/46	1,476,571	1,532,186
3.50%, due 10/1/25	466,600	498,556
3.50%, due 11/1/25	2,858,306	3,050,329
3.50%, due 12/1/41	336,232	359,971
3.50%, due 5/1/42	456,987	482,658
3.50%, due 7/1/42	356,104	376,016
3.50%, due 8/1/42	1,159,086	1,246,278
3.50%, due 6/1/43	1,736,778	1,831,845
3.50%, due 8/1/43	1,485,215	1,566,727
3.50%, due 1/1/44	1,467,668	1,548,947
3.50%, due 5/1/44	1,835,163	1,963,329
3.50%, due 12/1/45	2,495,745	2,636,504
3.50%, due 5/1/46	1,297,219	1,370,923
4.00%, due 3/1/25	1,125,392	1,195,448
4.00%, due 7/1/25	374,067	398,501
4.00%, due 8/1/31	704,940	761,746
4.00%, due 8/1/39	723,357	796,201
4.00%, due 12/1/40	3,328,949	3,647,269
♦4.00%, due 2/1/41	5,682,149	6,198,272
♦4.00%, due 3/1/41	6,249,534	6,839,256
4.00%, due 1/1/42	3,220,789	3,529,524
4.00%, due 12/1/42	1,178,126	1,276,276
4.00%, due 8/1/44	619,832	678,994
4.00%, due 12/1/45	944,347	1,011,366
4.00%, due 2/1/46	2,707,065	2,899,114
4.50%, due 3/1/41	794,246	876,162
4.50%, due 5/1/41	1,141,995	1,267,871
4.50%, due 8/1/41	1,269,332	1,409,145
5.00%, due 1/1/20	177,524	185,112
5.00%, due 6/1/33	552,327	616,038
5.00%, due 8/1/33	306,623	341,827
5.00%, due 5/1/36	182,485	202,194
5.00%, due 10/1/39	938,709	1,056,393
5.50%, due 1/1/21	177,385	189,352
5.50%, due 1/1/33	352,652	397,908
6.50%, due 4/1/37	69,933	85,301

		65,845,412

	Principal Amount	Value
Federal National Mortgage Association (Mortgage Pass-Through Securities) 40.3%
2.426%, due 11/1/34 (b)	$150,204	$156,155
2.732%, due 4/1/34 (b)	214,606	229,390
3.00%, due 10/1/32	1,207,921	1,273,357
3.00%, due 4/1/43	1,743,564	1,813,294
3.50%, due 11/1/20	1,453,181	1,540,890
3.50%, due 10/1/25	1,043,223	1,111,067
♦3.50%, due 11/1/25	7,293,421	7,779,099
3.50%, due 9/1/32	3,275,058	3,514,948
3.50%, due 11/1/32	847,400	902,696
3.50%, due 2/1/41	1,919,356	2,030,455
3.50%, due 11/1/41	3,095,763	3,313,251
3.50%, due 12/1/41	1,087,774	1,165,243
3.50%, due 1/1/42	2,650,425	2,850,269
3.50%, due 3/1/42	2,623,678	2,768,990
3.50%, due 5/1/42	1,198,472	1,270,289
3.50%, due 8/1/42	2,914,910	3,105,847
3.50%, due 11/1/42	1,190,655	1,269,001
3.50%, due 12/1/42	1,487,478	1,590,627
3.50%, due 2/1/43	1,514,520	1,620,863
3.50%, due 5/1/43	2,799,131	2,982,486
3.50%, due 6/1/43	840,224	895,649
3.50%, due 3/1/45	1,563,912	1,672,451
♦3.50%, due 7/1/46 TBA (g)	6,220,000	6,563,072
4.00%, due 9/1/31	1,524,049	1,650,335
4.00%, due 1/1/41	1,000,865	1,098,173
4.00%, due 2/1/41	1,322,392	1,439,603
4.00%, due 3/1/41	2,110,511	2,325,415
4.00%, due 10/1/41	602,994	664,431
4.00%, due 3/1/42	1,789,762	1,926,751
4.00%, due 6/1/42	842,580	913,447
4.00%, due 7/1/42	2,480,508	2,690,681
4.00%, due 8/1/42	1,200,935	1,302,222
4.00%, due 9/1/42	1,093,271	1,177,706
4.00%, due 7/1/46 TBA (g)	1,000,000	1,072,159
4.50%, due 7/1/18	397,219	407,570
4.50%, due 11/1/18	318,203	326,671
4.50%, due 6/1/23	402,870	428,880
4.50%, due 10/1/33	639,935	703,852
4.50%, due 5/1/39	563,833	627,689
4.50%, due 6/1/39	793,067	874,523
4.50%, due 7/1/39	2,457,170	2,744,983
4.50%, due 8/1/39	3,297,621	3,672,176
4.50%, due 9/1/39	102,629	114,590
4.50%, due 9/1/40	2,741,584	3,061,046
4.50%, due 12/1/40	2,285,656	2,516,026
♦4.50%, due 1/1/41	4,949,039	5,523,333
4.50%, due 2/1/41	430,857	479,516
4.50%, due 8/1/41	2,179,153	2,412,520
5.00%, due 11/1/17	132,117	135,622
5.00%, due 9/1/20	15,883	16,315

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-249

Portfolio of Investments June 30, 2016 (Unaudited) (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
5.00%, due 11/1/33	$1,042,463	$1,163,778
5.00%, due 7/1/34	121,145	135,061
5.00%, due 6/1/35	753,066	840,099
5.00%, due 10/1/35	197,621	219,892
5.00%, due 1/1/36	90,990	101,303
5.00%, due 2/1/36	1,078,402	1,200,353
5.00%, due 5/1/36	1,044,297	1,162,223
5.00%, due 3/1/40	1,448,993	1,634,807
5.00%, due 2/1/41	2,574,887	2,934,462
5.50%, due 11/1/17	80,367	81,986
5.50%, due 6/1/19	197,599	206,660
5.50%, due 11/1/19	229,101	240,014
5.50%, due 4/1/21	353,112	376,444
5.50%, due 6/1/21	29,931	32,279
5.50%, due 6/1/33	1,268,084	1,437,502
5.50%, due 11/1/33	827,690	938,551
5.50%, due 12/1/33	856,741	974,714
5.50%, due 6/1/34	260,990	295,976
5.50%, due 3/1/35	372,245	422,663
5.50%, due 12/1/35	145,166	164,515
5.50%, due 4/1/36	747,179	844,339
5.50%, due 1/1/37	259,116	293,019
5.50%, due 7/1/37	194,505	224,881
5.50%, due 8/1/37	185,041	209,823
6.00%, due 12/1/16	3,618	3,631
6.00%, due 1/1/33	137,640	159,190
6.00%, due 3/1/33	155,983	180,358
6.00%, due 9/1/34	27,409	31,305
6.00%, due 9/1/35	394,013	456,384
6.00%, due 10/1/35	95,708	111,285
6.00%, due 4/1/36	319,948	366,811
6.00%, due 6/1/36	230,605	263,332
6.00%, due 11/1/36	306,898	350,502
6.00%, due 4/1/37	49,573	55,010
6.50%, due 10/1/31	54,512	64,974
6.50%, due 7/1/32	13,217	15,210
6.50%, due 2/1/37	55,251	67,757
6.50%, due 8/1/47	39,779	44,534

		110,031,251

Government National Mortgage Association (Mortgage Pass-Through Securities) 8.8%
3.00%, due 8/20/45	2,634,016	2,757,605
3.50%, due 7/1/46 TBA (g)	1,500,000	1,592,051
4.00%, due 7/15/39	535,220	575,162
4.00%, due 9/20/40	1,894,517	2,058,159
4.00%, due 11/20/40	312,196	339,402
4.00%, due 1/15/41	2,129,644	2,296,040
♦4.00%, due 10/15/41	5,091,038	5,575,676

	Principal Amount	Value
Government National Mortgage Association (Mortgage Pass-Through Securities) (continued)
4.50%, due 5/20/40	$4,642,331	$5,055,742
5.00%, due 4/15/34	772,805	874,421
5.00%, due 2/20/41	523,624	582,506
5.50%, due 6/15/33	1,026,097	1,192,811
5.50%, due 12/15/35	177,277	201,531
6.00%, due 8/15/32	160,367	187,221
6.00%, due 10/15/32	261,593	302,868
6.50%, due 7/15/28	32,887	38,661
6.50%, due 8/15/28	34,239	39,393
6.50%, due 7/15/32	152,976	185,847

		23,855,096

Overseas Private Investment Corporation 1.3%
5.142%, due 12/15/23	3,097,531	3,408,935

Tennessee Valley Authority 3.4%
♦4.65%, due 6/15/35	4,395,000	5,453,773
6.25%, due 12/15/17	3,485,000	3,759,416

		9,213,189

United States Treasury Notes 10.4%
0.625%, due 10/15/16	2,320,000	2,321,812
1.75%, due 9/30/22	2,000,000	2,063,360
1.75%, due 5/15/23	2,500,000	2,579,005
♦1.875%, due 11/30/21	6,900,000	7,185,163
♦2.00%, due 11/30/20	5,000,000	5,224,805
2.125%, due 12/31/22	2,000,000	2,108,672
♦2.375%, due 8/15/24	6,500,000	6,996,639

		28,479,456

Total U.S. Government & Federal Agencies (Cost $232,873,792)		243,419,880

Total Long-Term Bonds (Cost $258,042,004)		268,862,876

Short-Term Investment 5.0%
Repurchase Agreement 5.0%
Fixed Income Clearing Corp. 0.03%, dated 6/30/16 due 7/1/16 Proceeds at Maturity $13,568,656 (Collateralized by a United States Treasury Note with a rate of 1.625% and a maturity date of 6/30/20, with a Principal Amount of $13,505,000 and a Market Value of $13,842,625	13,568,645	13,568,645

Total Short-Term Investment (Cost $13,568,645)		13,568,645

Total Investments (Cost $271,610,649) (h)	103.5%	282,431,521
Other Assets, Less Liabilities	(3.5)	(9,421,942)
Net Assets	100.0%	$273,009,579

M-250	MainStay VP Government Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Floating rate—Rate shown was the rate in effect as of June 30, 2016.

(c)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of June 30, 2016.

(d)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of June 30, 2016, the total market value of this security was $904,043, which represented 0.3% of the Portfolio’s net assets.

(e)	Illiquid security—As of June 30, 2016, the total market value of this security deemed illiquid under procedures approved by the Board of Trustees was $904,043, which represented 0.3% of the Portfolio’s net assets.

(f)	Collateralized Mortgage Obligation Interest Only Strip—Pays a fixed or variable rate of interest based on mortgage loans or mortgage pass-through securities. The principal amount of the underlying pool represents the notional amount on which the current interest was calculated. The value of these stripped securities may be particularly sensitive to changes in prevailing interest rates and are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities.

(g)	TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of June 30, 2016, the total net market value of these securities was $9,227,282, which represented 3.4% of the Portfolio’s net assets. All or a portion of these securities are a part of a mortgage dollar roll agreement.

(h)	As of June 30, 2016, cost was $271,610,649 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$11,287,658
Gross unrealized depreciation	(466,786)

Net unrealized appreciation	$10,820,872

As of June 30, 2016, the Portfolio held the following futures contracts1:

Type	Number of Contracts Long	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
5-Year United States Treasury Note	69	September 2016	$8,429,320	$144,317

1.	As of June 30, 2016, cash in the amount of $62,100 was on deposit with a broker for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of June 30, 2016.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-251

Portfolio of Investments June 30, 2016 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$8,376,343	$—	$8,376,343
Corporate Bonds	—	11,169,092	—	11,169,092
Mortgage-Backed Securities (b)	—	4,993,518	904,043	5,897,561
U.S. Government & Federal Agencies	—	243,419,880	—	243,419,880

Total Long-Term Bonds	—	267,958,833	904,043	268,862,876

Short-Term Investment
Repurchase Agreement	—	13,568,645	—	13,568,645

Total Investments in Securities	—	281,527,478	904,043	282,431,521

Other Financial Instruments
Futures Contracts Long (c)	144,317	—	—	144,317

Total Investments in Securities and Other Financial Instruments	$144,317	$281,527,478	$904,043	$282,575,838

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $904,043 is held in Residential Mortgages (Collateralized Mortgage Obligations) within the Mortgage-Backed Securities section of the Portfolio of Investments.

(c)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended June 30, 2016, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2015	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2016	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at June 30, 2016 (a)
Long-Term Bonds
Mortgage-Backed Securities
Residential Mortgages (Collateralized Mortgage Obligations)	$906,504	$584	$—	$(3,045)	$—	$—	$—	$—	$904,043	$(3,045)

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

M-252	MainStay VP Government Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2016 (Unaudited)

Assets
Investment in securities, at value (identified cost $271,610,649)	$282,431,521
Cash collateral on deposit at broker	62,100
Receivables:
Interest	908,609
Fund shares sold	816,246
Investment securities sold	8,988
Variation margin on futures contracts	5,382
Other assets	1,094

Total assets	284,233,940

Liabilities
Payables:
Investment securities purchased	10,545,122
Fund shares redeemed	479,122
Manager (See Note 3)	111,238
NYLIFE Distributors (See Note 3)	40,634
Professional fees	20,765
Shareholder communication	16,518
Custodian	8,813
Trustees	503
Accrued expenses	1,646

Total liabilities	11,224,361

Net assets	$273,009,579

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$24,206
Additional paid-in capital	255,409,117

255,433,323
Undistributed net investment income	8,912,109
Accumulated net realized gain (loss) on investments and futures transactions	(2,301,042)
Net unrealized appreciation (depreciation) on investments and futures contracts	10,965,189

Net assets	$273,009,579

Initial Class
Net assets applicable to outstanding shares	$72,710,565

Shares of beneficial interest outstanding	6,403,316

Net asset value per share outstanding	$11.36

Service Class
Net assets applicable to outstanding shares	$200,299,014

Shares of beneficial interest outstanding	17,802,566

Net asset value per share outstanding	$11.25

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-253

Statement of Operations for the six months ended June 30, 2016 (Unaudited)

Investment Income (Loss)
Income
Interest	$3,790,970

Expenses
Manager (See Note 3)	672,847
Distribution and service—Service Class (See Note 3)	243,984
Professional fees	29,449
Shareholder communication	18,860
Custodian	11,312
Trustees	3,400
Miscellaneous	5,872

Total expenses	985,724

Net investment income (loss)	2,805,246

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	154,608
Futures transactions	86,289

Net realized gain (loss) on investments and futures transactions	240,897

Net change in unrealized appreciation (depreciation) on:
Investments	5,205,837
Futures contracts	161,727

Net change in unrealized appreciation (depreciation) on investments and futures contracts	5,367,564

Net realized and unrealized gain (loss) on investments and futures transactions	5,608,461

Net increase (decrease) in net assets resulting from operations	$8,413,707

M-254	MainStay VP Government Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2016 (Unaudited) and the year ended December 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,805,246	$6,106,881
Net realized gain (loss) on investments and futures transactions	240,897	(835,037)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	5,367,564	(4,289,955)

Net increase (decrease) in net assets resulting from operations	8,413,707	981,889

Dividends to shareholders:
From net investment income:
Initial Class	—	(2,145,853)
Service Class	—	(4,734,960)

Total dividends to shareholders	—	(6,880,813)

Capital share transactions:
Net proceeds from sale of shares	45,020,625	31,341,025
Net asset value of shares issued to shareholders in reinvestment of dividends	—	6,880,813
Cost of shares redeemed	(31,607,851)	(49,555,001)

Increase (decrease) in net assets derived from capital share transactions	13,412,774	(11,333,163)

Net increase (decrease) in net assets	21,826,481	(17,232,087)

Net Assets
Beginning of period	251,183,098	268,415,185

End of period	$273,009,579	$251,183,098

Undistributed net investment income at end of period	$8,912,109	$6,106,863

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-255

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,
	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$10.99		$11.25	$11.13	$11.84	$11.74	$11.55

Net investment income (loss) (a)	0.13		0.29	0.31	0.30	0.33	0.36
Net realized and unrealized gain (loss) on investments	0.24		(0.23)	0.21	(0.60)	0.13	0.32

Total from investment operations	0.37		0.06	0.52	(0.30)	0.46	0.68

Less dividends and distributions:
From net investment income	—		(0.32)	(0.36)	(0.39)	(0.36)	(0.39)
From net realized gain on investments	—		—	(0.04)	(0.02)	—	(0.10)

Total dividends and distributions	—		(0.32)	(0.40)	(0.41)	(0.36)	(0.49)

Net asset value at end of period	$11.36		$10.99	$11.25	$11.13	$11.84	$11.74

Total investment return	3.37	%(b)(c)	0.53%	4.61%	(2.46%)	3.96%	5.98%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.26	%††	2.54%	2.70%	2.56%	2.78%	3.04%
Net expenses	0.55	%††	0.55%	0.55%	0.54%	0.54%	0.55%
Portfolio turnover rate (d)	25%		12%	7%	25%	40%	58%
Net assets at end of period (in 000’s)	$72,711		$72,924	$83,172	$89,165	$117,126	$133,395

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 12%, 11%, 8%, 20% and 37% for the six months ended June 30, 2016 and the years ended December 31, 2015, 2013, 2012 and 2011, respectively.

	Service Class
	Six months ended June 30,		Year ended December 31,
	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$10.90		$11.16	$11.04	$11.74	$11.65	$11.46

Net investment income (loss) (a)	0.11		0.26	0.27	0.26	0.30	0.33
Net realized and unrealized gain (loss) on investments	0.24		(0.23)	0.21	(0.58)	0.13	0.33

Total from investment operations	0.35		0.03	0.48	(0.32)	0.43	0.66

Less dividends and distributions:
From net investment income	—		(0.29)	(0.32)	(0.36)	(0.34)	(0.37)
From net realized gain on investments	—		—	(0.04)	(0.02)	—	(0.10)

Total dividends and distributions	—		(0.29)	(0.36)	(0.38)	(0.34)	(0.47)

Net asset value at end of period	$11.25		$10.90	$11.16	$11.04	$11.74	$11.65

Total investment return	3.21	%(b)(c)	0.28%	4.35%	(2.70%)	3.70%	5.71%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.02	%††	2.29%	2.45%	2.31%	2.53%	2.79%
Net expenses	0.80	%††	0.80%	0.80%	0.79%	0.79%	0.80%
Portfolio turnover rate (d)	25%		12%	7%	25%	40%	58%
Net assets at end of period (in 000’s)	$200,299		$178,259	$185,243	$195,153	$256,382	$234,768

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 12%, 11%, 8%, 20% and 37% for the six months ended June 30, 2016 and the years ended December 31, 2015, 2013, 2012 and 2011, respectively.

M-256	MainStay VP Government Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Growth Allocation Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2016

Class	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	–0.31%	–6.13%	6.92%	5.39%	1.20%
Service Class Shares	–0.43	–6.36	6.65	5.13	1.45

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
S&P 500® Index[3]	3.84%	3.99%	12.10%	7.42%
MSCI EAFE® Index[3]	–4.42	–10.16	1.68	1.58
Growth Allocation Composite Index[3]	1.74	0.30	9.68	6.14
Average Lipper Variable Products Mixed-Asset Target Allocation Aggressive Growth Portfolio[4]	1.37	–3.42	6.45	4.64

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Mixed-Asset Target Allocation Aggressive Growth Portfolio is representative of portfolios that, by portfolio practice, maintain at least 80% of assets in equity securities, with the remainder invested in bonds, cash, and cash equivalents. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-257

Cost in Dollars of a $1,000 Investment in MainStay VP Growth Allocation Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2016 to June 30, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2016, to June 30, 2016. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

June 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/16	Ending Account Value (Based on Actual Returns and Expenses) 6/30/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/16	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$996.90	$0.15	$1,024.70	$0.15

Service Class Shares	$1,000.00	$995.70	$1.39	$1,023.50	$1.41

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.03% for Initial Class and 0.28% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

M-258	MainStay VP Growth Allocation Portfolio

Investment Objectives of Underlying Portfolios/Funds as of June 30, 2016 (Unaudited)

See Portfolio of Investments beginning on page M-263 for specific holdings within these categories.

M-259

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Portfolio’s Manager.

How did MainStay VP Growth Allocation Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2016?

For the six months ended June 30, 2016, MainStay VP Growth Allocation Portfolio returned –0.31% for Initial Class shares and –0.43% for Service Class shares. Over the same period, both share classes underperformed the 3.84% return of the S&P 500® Index,2 which is the Portfolio’s primary benchmark. Both share classes outperformed the –4.42% return of the MSCI EAFE® Index,2 which is a secondary benchmark of the Portfolio. Both share classes underperformed the 1.74% return of the Growth Allocation Composite Index2 for the six months ended June 30, 2016. This index is an additional benchmark of the Portfolio. Over the same period, both share classes underperformed the 1.37% return of the Average Lipper2 Variable Products Mixed-Asset Target Allocation Aggressive Growth Portfolio.

Were there any changes to the Portfolio during the reporting period?

Effective February 29, 2016, Amit Soni was added as a portfolio manager to the MainStay VP Growth Allocation Portfolio.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds managed by New York Life Investments or its affiliates (the “Underlying Portfolios/Funds”). The Underlying Portfolios/Funds may invest in various instruments including domestic or international stocks at various capitalization levels. The Portfolio’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Portfolio’s holdings in Underlying Portfolios/Funds that invest in international stocks—largely accounted for the Portfolio’s underperformance of its primary benchmark during the reporting period because international stocks underperformed large-cap U.S. stocks by a substantial margin.

The Growth Allocation Composite Index reflects a broader mix of asset classes than the S&P 500® Index. The most significant factor influencing the Portfolio’s performance relative to this Index during the reporting period was the performance of the Underlying Portfolios/Funds, several of which detracted significantly from returns, as a large percentage of the Portfolio’s Underlying Portfolios/Funds struggled with performance difficulties. Noteworthy detractors included MainStay U.S. Equity Opportunities Fund, MainStay ICAP Equity Fund, MainStay VP Large Cap Growth Portfolio, MainStay Epoch U.S. All Cap Fund, MainStay International Opportunities Fund and MainStay VP Cushing Renaissance Advantage Portfolio.

Relative performance was further compromised by the Portfolio’s decision to veer away from MainStay Epoch U.S. Equity Yield Fund, which had a strong return during the reporting period. In light of aggressive monetary policy by many of the world’s central banks—including zero or negative interest rates and quantitative and qualitative easing—many savers and investors have moved away from high-quality bonds into less-traditional income sources, including stocks that provide high dividend income. High-dividend stocks benefited from the pursuit of high-income alternatives. In our opinion, however, many of these securities were richly valued and could experience reversals should bond yields begin to normalize; but during the reporting period, U.S. Treasury yields fell sharply to levels close to their all-time lows. As bond yields declined, stocks that offered high dividends became increasingly attractive as an income alternative and tended to substantially outperform stocks that did not pay high dividends. As a result, the decision to avoid Underlying Portfolios/Funds that invest in high-dividend stocks hurt relative performance.

Asset class policy contributed positively to results, but was overshadowed by performance issues stemming from the selection of Underlying Portfolios/Funds. (Contributions take weightings and total returns into account.) Our general bias toward stocks in international markets over those in the United States detracted meaningfully from returns. The Portfolio was tilted toward value stocks over growth stocks and toward small companies over larger ones, which proved beneficial, as did a bias toward emerging-market equities in the international-equity portion of the Portfolio. As a result, asset class policy added positively to returns, but on a scale that was small in comparison to difficulties with the Underlying Portfolios/Funds.

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

M-260	MainStay VP Growth Allocation Portfolio

How did you allocate the Portfolio’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Portfolios/Funds, such as capitalization, style biases and sector exposures. We also examined the attributes of the holdings of the Underlying Portfolios/Funds, such as valuation metrics, earnings data and technical indicators. Generally speaking, we seek to invest in Underlying Portfolios/Funds that correspond well to our desired asset class exposures and appear positioned to benefit from the current economic environment. Our desired asset class exposures include attractively valued market segments that enjoy strong price and earnings momentum.

We believed that the risks of recession were subdued in light of persistently strong data from the labor market, including multi-decade lows in new unemployment insurance claims, steady payroll gains, large numbers of job openings and a rising job quit rate. During the reporting period, the U.S. dollar presented certain risks. A strong U.S. dollar tends to make goods produced in the United States more expensive and less attractive to foreign buyers. For multinational companies, a strong U.S. dollar can erode the value of earnings in currencies that may weaken relative to the U.S. dollar. With the negative effects of a strong dollar gradually abating, energy and metals prices on the rebound, and revenues, in our opinion, poised for a gradual ascent, we believed that corporate earnings could improve in the quarters ahead, providing broad support for equity pricing. The Portfolio favored market segments that we believed would enjoy higher earnings growth rates and that would offer relatively attractive valuations. This thinking led us to hold a modestly overweight position in international equities relative to the Growth Allocation Composite Index. The Portfolio also skewed stock holdings firmly toward smaller companies we viewed as value stocks on the basis of price multiples.

In the aftermath of the British referendum on membership in the European Union (Brexit), we reassessed the balance of risks. Global growth has been modest in recent years, and we believed that the U.K.’s election to leave the European Union might prove negative for future growth prospects. We believed that the impact would presumably be most acute within the U.K., but we also anticipated significant economic consequences for Continental Europe that might reverberate globally. We anticipate that Brexit may precipitate additional antiestablishment events in the months ahead. With corporate earnings growth appearing somewhat tepid, valuations a shade expensive and investor confidence brittle, our attitude toward risk hit an inflection point. We began to sell equities in the final days of June as we sought to position the Portfolio with more than the typical amount of cash, a reduced bias toward value stocks and a smaller weighting in Underlying Portfolios/Funds that invest in international stocks.

How did the Portfolio’s allocations change over the course of the reporting period?

There were a number of allocation changes as we established new positions. Among these, the Portfolio established new positions in IQ 50 Percent Hedged FTSE International ETF and IQ 50 Percent Hedged FTSE Europe ETF, although the latter position was quickly unwound after British voters decided to exit the European Union. With the U.S. economy stronger than the economies of most other developed nations and tighter monetary policy looming on the horizon, we acknowledge the potential for further dollar strength. In our opinion, using hedged vehicles may help mitigate that risk. The Portfolio reduced its allocations to MainStay International Opportunities Fund, MainStay ICAP International Fund and MainStay VP International Equity Portfolio in favor of these hedged positions.

During the reporting period, assets were shifted from MainStay VP Eagle Small Cap Growth Portfolio and MainStay VP Epoch U.S. Small Cap Portfolio into the newly launched MainStay VP Small Cap Core Portfolio as we sought to distribute allocations across a broader array of small cap strategies/management styles. The Portfolio also added a new position in MainStay Epoch U.S. Equity Yield Fund seeking to capitalize on the flow of dollars toward high-dividend equities in a period of very low bond yields. Assets from a variety of sources were used in favor of this position.

The Portfolio also initiated a position in IQ Global Resources ETF. Pricing across a range of commodities has fallen sharply in recent years in response to excess new supply and fears of waning demand from China. We believed that capital expenditure reductions would likely reduce supply enough to allow the market to clear an inventory glut and reestablish equilibrium, put a floor under pricing, and enable materials and energy companies to recover in the years ahead.

During the reporting period, the Portfolio slightly raised its exposure to emerging-market equities. Market valuations are very low in many parts of the developing world, yet we believed that emerging-

M-261

market countries might avoid some of the challenges that developed economies may face.

During the reporting period, which Underlying Portfolios/Funds had the highest total returns and which Underlying Portfolios/Funds had the lowest total returns?

Among the Underlying Portfolios/Funds held for the full reporting period, the highest total returns came from MainStay Cushing MLP Premier Fund and MainStay VP Cushing Renaissance Advantage Portfolio, both of which benefited from the recovery in energy prices. At the other end of the spectrum, MainStay International Opportunities Fund and MainStay ICAP International Fund provided the lowest total returns among Underlying Portfolios/Funds that the Portfolio held for the entire reporting period.

Which Underlying Portfolios/Funds made the strongest positive contributions to the Portfolio’s overall performance, and which Underlying Portfolios/Funds were the greatest detractors?

During the reporting period, MainStay VP Epoch U.S. Small Cap Portfolio and MainStay VP T. Rowe Price Equity Income Portfolio made the strongest positive contributions to the Portfolio’s performance. Over the same period, the largest detractors were MainStay International Opportunities Fund and MainStay ICAP International Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-262	MainStay VP Growth Allocation Portfolio

Portfolio of Investments June 30, 2016 (Unaudited)

	Shares	Value
Affiliated Investment Companies 97.8%†
Equity Funds 97.8%
IQ 50 Percent Hedged FTSE International ETF (a)	477,064	$8,186,419
IQ Global Resources ETF	120,918	3,098,125
MainStay Cushing MLP Premier Fund Class I	397,983	5,834,430
MainStay Emerging Markets Opportunities Fund Class I (a)	710,082	5,701,962
MainStay Epoch Global Choice Fund Class I (a)	1,304,817	23,043,071
MainStay Epoch U.S. All Cap Fund Class I (a)	2,441,766	60,751,126
MainStay Epoch U.S. Equity Yield Fund Class I (a)	350,759	5,187,726
MainStay ICAP Equity Fund Class I	887,952	36,592,510
MainStay ICAP International Fund Class I	2,104,398	60,690,831
MainStay International Opportunities Fund Class I (a)	7,140,297	54,337,661
MainStay MAP Fund Class I (a)	1,742,209	62,614,992
MainStay U.S. Equity Opportunities Fund Class I (a)	7,623,950	64,269,896
MainStay VP Cushing Renaissance Advantage Portfolio Initial Class (a)	2,111,074	17,131,328
MainStay VP Eagle Small Cap Growth Portfolio Initial Class (a)	2,803,945	32,137,772
MainStay VP Emerging Markets Equity Portfolio Initial Class (a)	6,244,255	44,336,836
MainStay VP Epoch U.S. Small Cap Portfolio Initial Class (a)	4,753,362	56,868,262
MainStay VP International Equity Portfolio Initial Class (a)	1,352,744	18,918,249
MainStay VP Large Cap Growth Portfolio Initial Class (a)	3,381,546	67,359,962
MainStay VP Mid Cap Core Portfolio Initial Class (a)	4,356,044	58,126,574
MainStay VP S&P 500 Index Portfolio Initial Class	236,510	10,124,472
MainStay VP Small Cap Core Portfolio Initial Class (a)	1,799,526	18,053,225
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class (a)	5,789,879	73,779,730

Total Equity Funds (Cost $852,716,449)		787,145,159

Total Affiliated Investment Companies (Cost $852,716,449)		787,145,159

	Principal Amount	Value
Short-Term Investment 0.7%
Repurchase Agreement 0.7%
Fixed Income Clearing Corp. 0.03%, dated 6/30/16 due 7/1/16 Proceeds at Maturity $5,460,267(Collateralized by a United States Treasury Inflation Protected Note with a rate of 0.125% and a maturity date of 4/15/20, with a Principal Amount of $5,340,000 and a Market Value of $5,573,625)	$5,460,262	$5,460,262

Total Short-Term Investment (Cost $5,460,262)		5,460,262

Total Investments (Cost $858,176,711) (b)	98.5%	792,605,421
Other Assets, Less Liabilities	1.5	11,944,407
Net Assets	100.0%	$804,549,828

†	Percentages indicated are based on Portfolio net assets.

(a)	The Portfolio’s ownership exceeds 5% of the outstanding shares of the Underlying Portfolio’s/Fund’s share class. (See Note 3)

(b)	As of June 30, 2016, cost was $862,551,492 for federal income tax purposes and net unrealized depreciation was as follows:

Gross unrealized appreciation	$1,031,624
Gross unrealized depreciation	(70,977,695)

Net unrealized depreciation	$(69,946,071)

The following abbreviation is used in the preceding pages:

ETF	—Exchange-Traded Fund

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-263

Portfolio of Investments June 30, 2016 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$787,145,159	$—	$—	$787,145,159
Short-Term Investment
Repurchase Agreement	—	5,460,262	—	5,460,262

Total Investments in Securities	$787,145,159	$5,460,262	$—	$792,605,421

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2016, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of June 30, 2016, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-264	MainStay VP Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2016 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $852,716,449)	$787,145,159
Repurchase agreement, at value (identified cost $5,460,262)	5,460,262
Receivables:
Investment securities sold	12,396,317
Fund shares sold	844,488
Dividends and interest	5
Other assets	3,215

Total assets	805,849,446

Liabilities
Payables:
Investment securities purchased	702,692
Fund shares redeemed	381,161
NYLIFE Distributors (See Note 3)	152,930
Shareholder communication	45,519
Professional fees	12,476
Trustees	1,253
Custodian	114
Accrued expenses	3,473

Total liabilities	1,299,618

Net assets	$804,549,828

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$76,530
Additional paid-in capital	849,688,729

849,765,259
Undistributed net investment income	10,937,676
Accumulated net realized gain (loss) on investments	9,418,183
Net unrealized appreciation (depreciation) on investments	(65,571,290)

Net assets	$804,549,828

Initial Class
Net assets applicable to outstanding shares	$54,729,814

Shares of beneficial interest outstanding	5,164,324

Net asset value per share outstanding	$10.60

Service Class
Net assets applicable to outstanding shares	$749,820,014

Shares of beneficial interest outstanding	71,366,140

Net asset value per share outstanding	$10.51

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-265

Statement of Operations for the six months ended June 30, 2016 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$645,801
Interest	278

Total income	646,079

Expenses
Distribution and service—Service Class (See Note 3)	867,624
Shareholder communication	52,568
Professional fees	28,640
Trustees	9,152
Custodian	4,441
Miscellaneous	10,820

Total expenses	973,245

Net investment income (loss)	(327,166)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on affiliated investment company transactions	(3,850,317)
Net change in unrealized appreciation (depreciation) on investments	4,139,840

Net realized and unrealized gain (loss) on investments	289,523

Net increase (decrease) in net assets resulting from operations	$(37,643)

M-266	MainStay VP Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2016 (Unaudited) and the year ended December 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(327,166)	$4,486,817
Net realized gain (loss) on affiliated investment company transactions	(3,850,317)	60,554,373
Net change in unrealized appreciation (depreciation) on investments	4,139,840	(90,786,897)

Net increase (decrease) in net assets resulting from operations	(37,643)	(25,745,707)

Dividends and distributions to shareholders:
From net investment income:
Initial Class	—	(950,321)
Service Class	—	(11,291,036)

	—	(12,241,357)

From net realized gain on investments:
Initial Class	—	(3,760,559)
Service Class	—	(48,959,479)

	—	(52,720,038)

Total dividends and distributions to shareholders	—	(64,961,395)

Capital share transactions:
Net proceeds from sale of shares	101,307,413	231,176,504
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	64,961,395
Cost of shares redeemed	(32,990,613)	(67,820,875)

Increase (decrease) in net assets derived from capital share transactions	68,316,800	228,317,024

Net increase (decrease) in net assets	68,279,157	137,609,922

Net Assets
Beginning of period	736,270,671	598,660,749

End of period	$804,549,828	$736,270,671

Undistributed net investment income at end of period	$10,937,676	$11,264,842

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-267

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,
	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$10.63		$12.12	$12.51	$10.11	$9.47	$9.83

Net investment income (loss)	0.01	(a)	0.10 (a)	0.18 (a)	0.10	0.10	0.10
Net realized and unrealized gain (loss) on investments	(0.04)		(0.49)	0.40	2.97	1.35	(0.37)

Total from investment operations	(0.03)		(0.39)	0.58	3.07	1.45	(0.27)

Less dividends and distributions:
From net investment income	—		(0.22)	(0.17)	(0.12)	(0.11)	(0.09)
From net realized gain on investments	—		(0.88)	(0.80)	(0.55)	(0.70)	—

Total dividends and distributions	—		(1.10)	(0.97)	(0.67)	(0.81)	(0.09)

Net asset value at end of period	$10.60		$10.63	$12.12	$12.51	$10.11	$9.47

Total investment return	(0.28	%)(b)(c)	(3.13%)	4.88%	30.85%	15.47%	(2.65%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.14	% ††	0.85%	1.43%	0.98%	0.92%	0.99%
Net expenses (d)	0.03	% ††	0.03%	0.03%	0.04%	0.04%	0.05%
Portfolio turnover rate	9%		29%	27%	41%	42%	54%
Net assets at end of period (in 000’s)	$54,730		$51,447	$48,088	$43,169	$31,447	$27,003

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Service Class
	Six months ended June 30,		Year ended December 31,
	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$10.55		$12.05	$12.45	$10.08	$9.44	$9.80

Net investment income (loss)	(0.01	)(a)	0.08 (a)	0.13 (a)	0.06	0.06	0.08
Net realized and unrealized gain (loss) on investments	(0.03)		(0.50)	0.42	2.95	1.36	(0.37)

Total from investment operations	(0.04)		(0.42)	0.55	3.01	1.42	(0.29)

Less dividends and distributions:
From net investment income	—		(0.20)	(0.15)	(0.09)	(0.08)	(0.07)
From net realized gain on investments	—		(0.88)	(0.80)	(0.55)	(0.70)	—

Total dividends and distributions	—		(1.08)	(0.95)	(0.64)	(0.78)	(0.07)

Net asset value at end of period	$10.51		$10.55	$12.05	$12.45	$10.08	$9.44

Total investment return	(0.38	%)(b)(c)	(3.37%)	4.62%	30.53%	15.18%	(2.89%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.10	%)††	0.65%	1.03%	0.76%	0.65%	0.78%
Net expenses (d)	0.28	% ††	0.28%	0.28%	0.29%	0.29%	0.30%
Portfolio turnover rate	9%		29%	27%	41%	42%	54%
Net assets at end of period (in 000’s)	$749,820		$684,824	$550,573	$351,563	$228,393	$210,986

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

M-268	MainStay VP Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP High Yield Corporate Bond Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2016

Class	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	8.50%	3.10%	5.98%	6.59%	0.58%
Service Class Shares	8.36	2.84	5.72	6.32	0.83

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Credit Suisse High Yield Index[2]	9.21%	0.89%	5.59%	7.12%
Average Lipper Variable Products High Yield Portfolio[3]	6.52	0.48	4.75	6.14

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
3.	The Average Lipper Variable Products High Yield Portfolio is representative of portfolios that aim at high (relative) current yield from fixed-income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-269

Cost in Dollars of a $1,000 Investment in MainStay VP High Yield Corporate Bond Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2016 to June 30, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2016, to June 30, 2016. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

June 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/16	Ending Account Value (Based on Actual Returns and Expenses) 6/30/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/16	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,085.00	$3.06	$1,021.90	$2.97

Service Class Shares	$1,000.00	$1,083.60	$4.35	$1,020.70	$4.22

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.59% for Initial Class and 0.84% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-270	MainStay VP High Yield Corporate Bond Portfolio

Portfolio Composition as of June 30, 2016 (Unaudited)

See Portfolio of Investments beginning on page M-274 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of June 30, 2016 (excluding short-term investment) (Unaudited)

1.	T-Mobile USA, Inc., 6.00%–6.731%, due 4/28/19–1/15/26

2.	HCA, Inc., 4.25%–8.36%, due 10/1/18–2/15/26

3.	Freeport-McMoRan Oil & Gas LLC / FCX Oil & Gas, Inc., 6.50%–6.875%, due 11/15/20–2/15/23

4.	Crown Castle International Corp., 5.25%, due 1/15/23

5.	Exide Technologies, Inc.
6.	CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%–6.625%, due 1/31/22–5/1/27

7.	Micron Technology, Inc., 5.25%–7.50%, due 8/1/23–1/15/26

8.	Schaeffler Finance B.V., 4.25%–4.75%, due 5/15/21–5/15/23

9.	GenOn Energy, Inc., 7.875%–9.50%, due 6/15/17–10/15/18

10.	Florida East Coast Holdings Corp., 6.75%–9.75%, due 5/1/19–5/1/20

M-271

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio manager Andrew Susser of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP High Yield Corporate Bond Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2016?

For the six months ended June 30, 2016, MainStay VP High Yield Corporate Bond Portfolio returned 8.50% for Initial Class shares and 8.36% for Service Class shares. Over the same period, both share classes underperformed the 9.21% return of the Credit Suisse High Yield Index,1 which is the Portfolio’s benchmark. Both share classes outperformed the 6.52% return of the Average Lipper1 Variable Products High Yield Portfolio for the six months ended June 30, 2016.

What factors affected the Portfolio’s relative performance during the reporting period?

Security selection in the forest products/containers sector strengthened the Portfolio’s relative performance during the reporting period. Security selection in the health care sector helped relative performance because of the Portfolio’s underweight position among hospital operators, which underperformed. An underweight position and security selection in information technology also made a positive contribution to relative performance. (Contributions take weightings and total returns into account.) An overweight position in the other metals/minerals sector benefited performance as the sector materially outperformed the broader market. An underweight position in steel companies, however, hurt relative performance when steel companies rebounded. Relative performance in energy was positive during the reporting period, predominantly because of an overweight position and favorable credit selection in the exploration & production industry.

The Portfolio’s overweight position in the higher-quality segment of the market detracted from relative performance. An underweight position in service & equipment companies also detracted from relative performance.

What was the Portfolio’s duration2 strategy during the reporting period?

The Portfolio is not managed to a duration strategy, and the Portfolio’s duration positioning was the result of our bottom-up investment process. The Portfolio’s modified duration to worst3 as of June 30, 2016, was 3.5 years, which was slightly shorter than the 3.91-year duration of the Credit Suisse High Yield Index on the same date.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

Commodity prices and commodity-related high-yield bond prices continued to fall leading into 2016, exacerbated by the possibility of heavy defaults and the widespread fear that fallen angels (securities downgraded from investment grade to high yield) might have significant negative market impact. The extreme investor pessimism reflected in energy and commodity prices created an opportunity to invest in the bonds of companies that had financial flexibility and optionality. The Portfolio invested in select energy—exploration & production, energy—midstream, and metals/minerals credits at risk-adjusted yields and with margins of safety that we found attractive. The Portfolio also invested in select investment-grade and fallen-angel issuers in these sectors at levels we believed were attractive.

Which sectors were the strongest contributors to the Portfolio’s performance, and which sectors were particularly weak?

During the reporting period, the Portfolio held an overweight position in the metals/minerals industry that added to performance relative to the Credit Suisse High Yield Index. Favorable credit selection in the information technology sector also contributed positively to performance. An underweight position in the energy sector detracted from relative performance during the reporting period, but this effect was partially mitigated by good credit selection. Credit selection within the service industry group detracted slightly from the Portfolio’s performance.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the Portfolio added a position in mining company Freeport-McMoRan. The

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
3.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.

M-272	MainStay VP High Yield Corporate Bond Portfolio

sell-off in the company’s bonds had a strong technical factor, exceeding the increased risk from the sell-off in commodity prices. In our opinion, the market was focused on short-term commodity prices and misunderstood both the significant long-term asset value of Freeport-McMoRan as well as the company’s short-term financial flexibility, which supported our purchase at spreads we found very attractive. The Portfolio also added a position in MGM Growth Properties when the bonds were issued in April 2016. The company is a real estate investment trust (REIT) that was spun off from MGM Resorts International, a gaming company headquartered in Las Vegas. MGM Resorts owns the majority of the equity of MGM Growth Properties and guarantees the company’s bonds. We liked the bonds because we believed that they enjoyed strong asset coverage. The company owns seven properties on the Las Vegas strip as well as three other regional properties. The leases that were put in place with the operator, MGM Resorts, are well structured and provide ample cash flow coverage relative to the rent stream. At the time of the new issue, we believed that the valuation was exceptionally compelling relative to comparable bonds. The bonds also contain covenants (limits on debt and liens) that could help protect the Portfolio as the company grows.

We sold the bonds of Western Digital because of fundamental business pressures and technical factors resulting from the potential for rating downgrades that could weigh on the price of the company’s bonds.

The Portfolio exited its position in Kratos Defense & Security Solutions during the reporting period. The company is a defense and specialized security technology business focused on electronic attack & warfare, radar, satellite, intelligence, reconnaissance, and missile system platforms. The environment for defense contractors has become increasingly competitive, resulting in lower margins, frequent award protests and delays. The company also reported persistently weak operating results, negative free cash flow and continued credit-profile deterioration. With leverage at elevated levels, limited operational visibility in 2016, and concerns over Kratos Defense & Security Solutions’ ability to win future contracts in an uncertain defense-budget environment, we believed that the downside risks far outweighed the positive business elements that had prompted our original investment decision.

How did the Portfolio’s industry weightings change during the reporting period?

During the reporting period, there were no material changes to the industry weightings and our position in risk remained consistent in the Portfolio. The Portfolio minimally increased its exposure to energy and metals/minerals because of attractive valuations and yield levels. The Portfolio reduced its exposure to the transportation and health care industries.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2016, the Portfolio held overweight positions relative to the Credit Suisse High Yield Index in transportation, cable/wireless, and metals/miners. As of the same date, the Portfolio remained underweight relative to the Index in the energy, media and communications industries.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-273

Portfolio of Investments June 30, 2016 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 95.4%† Convertible Bonds 1.7%
Auto Parts & Equipment 0.6%
♦Exide Technologies, Inc. 7.00% (7.00% Cash or 7.00% PIK), due 4/30/25 (a)(b)(c)(d)	$23,894,214	$16,725,950

Mining 0.7%
Detour Gold Corp. 5.50%, due 11/30/17	18,642,000	19,259,517

Oil & Gas 0.1%
Stone Energy Corp. 1.75%, due 3/1/17 (e)	9,110,000	4,230,456

Real Estate Investment Trusts 0.3%
VEREIT, Inc. 3.75%, due 12/15/20	9,945,000	9,889,109

Total Convertible Bonds (Cost $57,146,414)		50,105,032

Corporate Bonds 92.9%
Advertising 0.6%
Lamar Media Corp. 5.375%, due 1/15/24	5,447,000	5,637,645
5.75%, due 2/1/26 (d)	2,935,000	3,054,249
5.875%, due 2/1/22	1,525,000	1,586,000
Outfront Media Capital LLC / Outfront Media Capital Corp. 5.25%, due 2/15/22	3,495,000	3,547,425
5.625%, due 2/15/24	2,880,000	2,966,400

		16,791,719

Aerospace & Defense 1.8%
Aerojet Rocketdyne Holdings, Inc. 7.125%, due 3/15/21	13,225,000	13,952,375
KLX, Inc. 5.875%, due 12/1/22 (d)	8,250,000	8,085,000
Orbital ATK, Inc. 5.25%, due 10/1/21	4,270,000	4,456,941
5.50%, due 10/1/23	2,775,000	2,892,937
Spirit AeroSystems, Inc. 5.25%, due 3/15/22	7,992,000	8,393,278
TransDigm, Inc.
5.50%, due 10/15/20	5,780,000	5,881,150
6.00%, due 7/15/22	2,760,000	2,774,297
6.375%, due 6/15/26 (d)	2,370,000	2,364,075

	Principal Amount	Value
Aerospace & Defense (continued)
TransDigm, Inc. (continued)
6.50%, due 7/15/24	$2,000,000	$2,028,760
6.50%, due 5/15/25	2,280,000	2,285,700

		53,114,513

Apparel 0.5%
Hanesbrands, Inc. 4.875%, due 5/15/26 (d)	2,750,000	2,759,900
William Carter Co. (The) 5.25%, due 8/15/21	5,380,000	5,568,300
Wolverine World Wide, Inc. 6.125%, due 10/15/20	4,800,000	4,974,000

		13,302,200

Auto Manufacturers 1.0%
Allied Specialty Vehicles, Inc. 8.50%, due 11/1/19 (d)	9,875,000	9,998,437
Ford Holdings LLC 9.30%, due 3/1/30	6,970,000	9,722,795
General Motors Financial Co., Inc. 4.75%, due 8/15/17	1,000,000	1,031,835
6.75%, due 6/1/18	6,125,000	6,651,983

		27,405,050

Auto Parts & Equipment 3.4%
♦Exide Technologies, Inc. 11.00% (4.00% Cash and 7.00% PIK), due 4/30/20 (a)(b)(c)(d)	21,145,821	17,973,948
Exide Technologies, Inc. (Escrow Claim Shares) 8.625%, due 2/1/18 (b)(c)(d)(f)	20,190,000	20,190
Goodyear Tire & Rubber Co. (The) 5.125%, due 11/15/23	2,780,000	2,870,350
International Automotive Components Group S.A. 9.125%, due 6/1/18 (d)	4,775,000	4,775,000
Meritor, Inc. 6.25%, due 2/15/24	4,000,000	3,420,000
6.75%, due 6/15/21	970,000	906,950
Nexteer Automotive Group, Ltd. 5.875%, due 11/15/21 (d)	3,840,000	3,878,400
♦Schaeffler Finance B.V. 4.25%, due 5/15/21 (d)	6,335,000	6,422,106
4.75%, due 5/15/21 (d)	14,280,000	14,583,450
4.75%, due 5/15/23 (d)	7,045,000	7,150,675
Schaeffler Holding Finance B.V. 6.25% (6.25% Cash or 7.00% PIK), due 11/15/19 (a)(d)	5,380,000	5,595,200
6.75% (6.75% Cash or 7.50% PIK), due 11/15/22 (a)(d)	7,936,560	8,730,216

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of June 30, 2016, excluding short-term investment. May be subject to change daily.

M-274	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Auto Parts & Equipment (continued)
Schaeffler Holding Finance B.V. (continued)
6.875% (6.875% Cash or 7.625% PIK), due 8/15/18 (a)(d)	$6,495,000	$6,624,900
Tenneco, Inc. 5.00%, due 7/15/26	3,950,000	4,006,761
6.875%, due 12/15/20	1,870,000	1,935,450
Titan International, Inc. 6.875%, due 10/1/20	1,480,000	1,245,050
ZF North America Capital, Inc. 4.50%, due 4/29/22 (d)	1,355,000	1,373,631
4.75%, due 4/29/25 (d)	5,980,000	6,058,458

		97,570,735

Banks 0.2%
Provident Funding Associates, L.P. / PFG Finance Corp. 6.75%, due 6/15/21 (d)	6,965,000	6,599,338

Biotechnology 0.2%
AMAG Pharmaceuticals, Inc. 7.875%, due 9/1/23 (d)	4,810,000	4,304,950

Building Materials 1.6%
Boise Cascade Co. 6.375%, due 11/1/20	8,070,000	8,231,400
Gibraltar Industries, Inc. 6.25%, due 2/1/21	5,525,000	5,552,625
Headwaters, Inc. 7.25%, due 1/15/19	8,284,000	8,449,680
James Hardie International Finance, Ltd. 5.875%, due 2/15/23 (d)	6,435,000	6,579,788
Standard Industries, Inc. 5.125%, due 2/15/21 (d)	2,500,000	2,568,750
Summit Materials LLC / Summit Materials Finance Corp. 6.125%, due 7/15/23	10,455,000	10,304,657
8.50%, due 4/15/22 (d)	3,860,000	4,086,775
Vulcan Materials Co. 7.50%, due 6/15/21	480,000	576,624

		46,350,299

Chemicals 1.5%
Blue Cube Spinco, Inc. 9.75%, due 10/15/23 (d)	12,200,000	14,121,500
10.00%, due 10/15/25 (d)	5,495,000	6,346,725
Eagle Spinco, Inc. 4.625%, due 2/15/21	1,000,000	1,023,750
GCP Applied Technologies, Inc. 9.50%, due 2/1/23 (d)	5,375,000	6,006,562
Olin Corp. 5.50%, due 8/15/22	3,261,000	3,244,695

	Principal Amount	Value
Chemicals (continued)
PolyOne Corp. 5.25%, due 3/15/23	$6,634,000	$6,683,755
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. 6.75%, due 5/1/22 (d)	5,530,000	5,516,175

		42,943,162

Coal 0.6%
Arch Coal, Inc. 8.00%, due 1/15/19 (d)(g)	7,225,000	162,562
CONSOL Energy, Inc. 5.875%, due 4/15/22	14,960,000	13,052,600
8.00%, due 4/1/23	5,435,000	4,809,975

		18,025,137

Commercial Services 3.2%
Ashtead Capital, Inc. 5.625%, due 10/1/24 (d)	4,245,000	4,266,225
6.50%, due 7/15/22 (d)	11,661,000	12,134,670
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 5.50%, due 4/1/23	10,250,000	10,096,250
6.375%, due 4/1/24 (d)	6,465,000	6,400,350
Cimpress N.V. 7.00%, due 4/1/22 (d)	11,005,000	10,894,950
ExamWorks Group, Inc. 5.625%, due 4/15/23	11,130,000	12,354,300
Flexi-Van Leasing, Inc. 7.875%, due 8/15/18 (d)	4,865,000	4,719,050
Great Lakes Dredge & Dock Corp. 7.375%, due 2/1/19	14,467,000	13,852,152
Modular Space Corp. 10.25%, due 1/31/19 (d)	3,155,000	1,514,400
Nielsen Co. Luxembourg S.A.R.L. (The) 5.50%, due 10/1/21 (d)	1,340,000	1,383,550
Team Health, Inc. 7.25%, due 12/15/23 (d)	5,823,000	6,231,309
United Rentals North America, Inc. 4.625%, due 7/15/23	1,980,000	1,997,325
7.375%, due 5/15/20	133,000	138,320
7.625%, due 4/15/22	1,905,000	2,033,588
WEX, Inc. 4.75%, due 2/1/23 (d)	4,915,000	4,767,550

		92,783,989

Computers 1.0%
IHS, Inc. 5.00%, due 11/1/22	16,630,000	17,170,475
NCR Corp. 6.375%, due 12/15/23	10,995,000	11,214,900

		28,385,375

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-275

Portfolio of Investments June 30, 2016 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Cosmetics & Personal Care 0.4%
Edgewell Personal Care Co. 4.70%, due 5/19/21	$6,235,000	$6,457,982
4.70%, due 5/24/22	3,230,000	3,318,825
First Quality Finance Co., Inc. 4.625%, due 5/15/21 (d)	2,270,000	2,145,150

		11,921,957

Distribution & Wholesale 0.5%
American Tire Distributors, Inc. 10.25%, due 3/1/22 (d)	6,990,000	6,133,725
H&E Equipment Services, Inc. 7.00%, due 9/1/22	5,290,000	5,475,150
HD Supply, Inc. 5.75%, due 4/15/24 (d)	2,000,000	2,080,000

		13,688,875

Electric 1.9%
Calpine Corp. 5.875%, due 1/15/24 (d)	6,235,000	6,484,400
6.00%, due 1/15/22 (d)	8,255,000	8,647,113
♦GenOn Energy, Inc. 7.875%, due 6/15/17	17,232,000	14,474,880
9.50%, due 10/15/18	16,986,000	13,503,870
NRG REMA LLC Series B 9.237%, due 7/2/17	2,186,580	2,159,247
Series C 9.681%, due 7/2/26	6,640,000	6,374,400
Public Service Co. of New Mexico 7.95%, due 5/15/18	1,805,000	2,010,073

		53,653,983

Electrical Components & Equipment 1.4%
Anixter, Inc. 5.125%, due 10/1/21	2,895,000	2,938,425
Belden, Inc. 5.50%, due 9/1/22 (d)	15,333,000	15,447,997
General Cable Corp. 5.75%, due 10/1/22	14,730,000	13,551,600
WESCO Distribution, Inc. 5.375%, due 12/15/21	7,160,000	7,213,700

		39,151,722

Electronics 0.6%
Allegion PLC 5.875%, due 9/15/23	3,000,000	3,180,000
Allegion U.S. Holding Co., Inc. 5.75%, due 10/1/21	7,105,000	7,424,725
Kemet Corp. 10.50%, due 5/1/18	8,305,000	7,889,750

		18,494,475

	Principal Amount	Value
Engineering & Construction 1.2%
Broadspectrum, Ltd. 8.375%, due 5/15/20 (d)	$9,520,000	$10,162,600
New Enterprise Stone & Lime Co., Inc. 11.00%, due 9/1/18	9,705,000	9,001,388
12.00%, due 3/15/18	10,056,895	10,383,744
Weekley Homes LLC / Weekley Finance Corp. 6.00%, due 2/1/23	5,919,000	5,208,720

		34,756,452

Entertainment 1.7%
Affinity Gaming / Affinity Gaming Finance Corp. 9.00%, due 5/15/18	14,780,000	15,112,550
Churchill Downs, Inc. 5.375%, due 12/15/21	6,720,000	6,862,800
5.375%, due 12/15/21 (d)	1,245,000	1,271,456
GLP Capital, L.P. / GLP Financing II, Inc. 4.875%, due 11/1/20	2,420,000	2,507,725
5.375%, due 4/15/26	1,660,000	1,709,800
NAI Entertainment Holdings / NAI Entertainment Holdings Finance Corp. 5.00%, due 8/1/18 (d)	4,830,000	4,902,450
Rivers Pittsburgh Borrower, L.P. / Rivers Pittsburgh Finance Corp. 9.50%, due 6/15/19 (d)	5,067,000	5,193,675
Sterling Entertainment Enterprises LLC 9.75%, due 12/31/19 (b)(c)(f)	10,000,000	10,375,000

		47,935,456

Finance—Auto Loans 0.2%
Ally Financial, Inc. 6.25%, due 12/1/17	1,395,000	1,461,263
Credit Acceptance Corp. 7.375%, due 3/15/23	4,195,000	4,027,200

		5,488,463

Finance—Consumer Loans 0.6%
CFG Holdings, Ltd. / CFG Finance LLC 11.50%, due 11/15/19 (d)	6,915,000	6,984,150
OneMain Financial Holdings LLC 6.75%, due 12/15/19 (d)	2,600,000	2,535,000
7.25%, due 12/15/21 (d)	3,326,000	3,184,645
Speedy Cash Intermediate Holdings Corp. 10.75%, due 5/15/18 (d)	4,365,000	2,509,875
Springleaf Finance Corp. 8.25%, due 12/15/20	2,725,000	2,731,812

		17,945,482

Finance—Credit Card 0.1%
Alliance Data Systems Corp. 6.375%, due 4/1/20 (d)	4,222,000	4,253,665

M-276	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Finance—Investment Banker/Broker 0.6%
E*TRADE Financial Corp. 4.625%, due 9/15/23	$3,145,000	$3,184,313
5.375%, due 11/15/22	5,700,000	6,013,500
KCG Holdings, Inc. 6.875%, due 3/15/20 (d)	7,580,000	6,840,950

		16,038,763

Finance—Leasing Companies 0.5%
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 4.625%, due 10/30/20	2,495,000	2,586,691
5.00%, due 10/1/21	5,465,000	5,683,600
Aircastle, Ltd. 5.50%, due 2/15/22	1,795,000	1,866,800
Lincoln Finance, Ltd. 7.375%, due 4/15/21 (d)	4,545,000	4,704,075

		14,841,166

Finance—Mortgage Loan/Banker 0.4%
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp. 5.875%, due 8/1/21 (d)	8,560,000	7,661,200
7.375%, due 10/1/17	5,115,000	5,178,938

		12,840,138

Finance—Other Services 0.5%
Cantor Commercial Real Estate Co., L.P. / CCRE Finance Corp. 7.75%, due 2/15/18 (d)	6,985,000	6,705,600
Nationstar Mortgage LLC / Nationstar Capital Corp. 6.50%, due 8/1/18	1,304,000	1,261,620
6.50%, due 7/1/21	1,520,000	1,299,600
7.875%, due 10/1/20	5,476,000	5,133,750

		14,400,570

Food 1.9%
B&G Foods, Inc. 4.625%, due 6/1/21	5,820,000	5,820,000
C&S Group Enterprises LLC 5.375%, due 7/15/22 (d)	14,835,000	14,056,162
Fresh Market, Inc. (The) 9.75%, due 5/1/23 (d)	6,200,000	5,812,500
Ingles Markets, Inc. 5.75%, due 6/15/23	3,500,000	3,535,000
KeHE Distributors LLC / KeHE Finance Corp. 7.625%, due 8/15/21 (d)	6,540,000	6,466,425
Land O’ Lakes, Inc. 6.00%, due 11/15/22 (d)	9,655,000	10,234,300
TreeHouse Foods, Inc. 6.00%, due 2/15/24 (d)	1,675,000	1,775,500

	Principal Amount	Value
Food (continued)
Wells Enterprises, Inc. 6.75%, due 2/1/20 (d)	$6,897,000	$7,138,395

		54,838,282

Forest Products & Paper 0.6%
Smurfit Kappa Treasury Funding, Ltd. 7.50%, due 11/20/25	15,473,000	18,084,069

Gas 0.5%
AmeriGas Partners, L.P. / AmeriGas Finance Corp. 5.625%, due 5/20/24	7,385,000	7,440,388
5.875%, due 8/20/26	7,495,000	7,513,737

		14,954,125

Health Care—Products 1.2%
Alere, Inc. 6.375%, due 7/1/23 (d)	600,000	625,500
ConvaTec Healthcare E S.A. 10.50%, due 12/15/18 (d)	9,680,000	9,897,800
Hanger, Inc. 10.625%, due 11/15/18	8,458,000	8,288,840
Hill-Rom Holdings, Inc. 5.75%, due 9/1/23 (d)	4,705,000	4,810,863
Hologic, Inc. 5.25%, due 7/15/22 (d)	3,760,000	3,929,200
Sterigenics-Nordion Holdings LLC 6.50%, due 5/15/23 (d)	1,000,000	1,012,500
Universal Hospital Services, Inc. 7.625%, due 8/15/20	7,215,000	6,628,781

		35,193,484

Health Care—Services 3.7%
Acadia Healthcare Co., Inc. 5.625%, due 2/15/23	4,165,000	4,081,700
6.50%, due 3/1/24 (d)	1,865,000	1,892,975
Centene Corp. 4.75%, due 5/15/22	1,120,000	1,142,400
5.625%, due 2/15/21 (d)	4,465,000	4,654,762
5.75%, due 6/1/17	2,002,000	2,042,040
6.125%, due 2/15/24 (d)	6,315,000	6,713,634
Fresenius Medical Care U.S. Finance II, Inc. 5.625%, due 7/31/19 (d)	460,000	498,810
5.875%, due 1/31/22 (d)	2,000,000	2,192,500
6.50%, due 9/15/18 (d)	3,750,000	4,050,000
Fresenius Medical Care U.S. Finance, Inc. 6.875%, due 7/15/17	40,000	41,700
♦HCA, Inc. 4.25%, due 10/15/19	1,775,000	1,850,438
5.00%, due 3/15/24	13,950,000	14,438,250
5.25%, due 4/15/25	2,985,000	3,119,325

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-277

Portfolio of Investments June 30, 2016 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Health Care—Services (continued)
HCA, Inc. (continued)
5.375%, due 2/1/25	$1,855,000	$1,901,375
5.875%, due 3/15/22	5,130,000	5,578,875
5.875%, due 5/1/23	4,200,000	4,473,000
5.875%, due 2/15/26	3,655,000	3,792,063
7.50%, due 2/15/22	1,570,000	1,785,090
7.58%, due 9/15/25	575,000	609,500
8.00%, due 10/1/18	1,738,000	1,937,870
8.36%, due 4/15/24	450,000	508,500
HealthSouth Corp. 5.75%, due 11/1/24	4,675,000	4,693,700
Kindred Healthcare, Inc. 8.00%, due 1/15/20	2,650,000	2,636,750
Molina Healthcare, Inc. 5.375%, due 11/15/22 (d)	6,400,000	6,384,000
MPH Acquisition Holdings LLC 7.125%, due 6/1/24 (d)	12,160,000	12,768,000
Quorum Health Corp. 11.625%, due 4/15/23 (d)	4,365,000	4,386,825
Tenet Healthcare Corp. 6.75%, due 6/15/23	2,585,000	2,475,138
8.125%, due 4/1/22	5,650,000	5,790,120

		106,439,340

Holding Company—Diversified 0.7%
Carlson Travel Holdings, Inc. 7.50% (7.50% Cash or 8.235% PIK), due 8/15/19 (a)(d)	21,158,000	20,205,890

Home Builders 2.5%
Ashton Woods USA LLC / Ashton Woods Finance Co. 6.875%, due 2/15/21 (d)	11,465,000	10,289,838
AV Homes, Inc. 8.50%, due 7/1/19	8,215,000	8,071,238
Brookfield Residential Properties, Inc. 6.375%, due 5/15/25 (d)	3,520,000	3,212,000
6.50%, due 12/15/20 (d)	12,695,000	12,663,262
Brookfield Residential Properties, Inc. / Brookfield Residential U.S. Corp. 6.125%, due 7/1/22 (d)	1,645,000	1,554,525
CalAtlantic Group, Inc. 6.625%, due 5/1/20	2,460,000	2,699,850
Century Communities, Inc. 6.875%, due 5/15/22	7,340,000	7,046,400
D.R. Horton, Inc. 4.75%, due 2/15/23	2,505,000	2,595,806
Mattamy Group Corp. 6.50%, due 11/15/20 (d)	10,465,000	10,046,400
Meritage Homes Corp. 7.00%, due 4/1/22	315,000	340,200

	Principal Amount	Value
Home Builders (continued)
PulteGroup, Inc. 5.50%, due 3/1/26	$1,240,000	$1,271,000
Taylor Morrison Communities, Inc. / Monarch Communities, Inc. 5.25%, due 4/15/21 (d)	968,000	965,580
WCI Communities, Inc. 6.875%, due 8/15/21	3,175,000	3,159,125
Woodside Homes Co. LLC / Woodside Homes Finance, Inc. 6.75%, due 12/15/21 (d)	10,179,000	9,415,575

		73,330,799

Household Products & Wares 0.4%
Century Intermediate Holding Co. 2 9.75% (9.75% Cash or 10.50% PIK), due 2/15/19 (a)(d)	2,831,000	2,873,465
Prestige Brands, Inc. 5.375%, due 12/15/21 (d)	2,665,000	2,704,975
6.375%, due 3/1/24 (d)	1,400,000	1,452,500
Spectrum Brands, Inc. 5.75%, due 7/15/25	1,225,000	1,275,531
6.375%, due 11/15/20	1,110,000	1,158,563
6.625%, due 11/15/22	1,545,000	1,639,631

		11,104,665

Housewares 0.2%
American Greetings Corp. 7.375%, due 12/1/21	1,577,000	1,636,138
RSI Home Products, Inc. 6.50%, due 3/15/23 (d)	4,125,000	4,238,437

		5,874,575

Insurance 1.2%
American Equity Investment Life Holding Co. 6.625%, due 7/15/21	7,970,000	8,089,550
Fairfax Financial Holdings, Ltd. 8.30%, due 4/15/26	4,645,000	5,720,378
Fidelity & Guaranty Life Holdings, Inc. 6.375%, due 4/1/21 (d)	7,858,000	7,858,000
Ironshore Holdings (U.S.), Inc. 8.50%, due 5/15/20 (d)	4,000,000	4,601,332
USI, Inc. 7.75%, due 1/15/21 (d)	8,835,000	8,746,650

		35,015,910

Internet 1.4%
Match Group, Inc. 6.375%, due 6/1/24 (d)	1,250,000	1,300,000
6.75%, due 12/15/22 (d)	18,200,000	18,928,000
Netflix, Inc. 5.50%, due 2/15/22	7,455,000	7,771,837
5.75%, due 3/1/24	6,469,000	6,743,933
5.875%, due 2/15/25	925,000	970,094

M-278	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Internet (continued)
VeriSign, Inc. 5.25%, due 4/1/25	$3,375,000	$3,459,375

		39,173,239

Investment Company 0.4%
American Capital, Ltd. 6.50%, due 9/15/18 (d)	10,325,000	10,505,688

Investment Management/Advisory Services 0.4%
Drawbridge Special Opportunities Fund, L.P. / Drawbridge Special Opportunities Finance 5.00%, due 8/1/21 (d)	8,115,000	7,465,800
National Financial Partners Corp. 9.00%, due 7/15/21 (d)	5,315,000	5,122,331

		12,588,131

Iron & Steel 1.0%
Allegheny Ludlum Corp. 6.95%, due 12/15/25	2,545,000	1,985,100
Allegheny Technologies, Inc. 7.875%, due 8/15/23	5,968,000	4,983,280
BlueScope Steel Finance, Ltd. / BlueScope Steel Finance USA LLC 6.50%, due 5/15/21 (d)	10,644,000	11,020,798
7.125%, due 5/1/18 (d)	4,946,000	5,094,380
Evraz, Inc. N.A. 7.50%, due 11/15/19 (d)	5,970,000	5,820,750

		28,904,308

Leisure Time 1.1%
Brunswick Corp. 4.625%, due 5/15/21 (d)	5,430,000	5,497,875
Carlson Wagonlit B.V. 6.875%, due 6/15/19 (d)	24,186,000	25,062,742

		30,560,617

Lodging 1.4%
Boyd Gaming Corp. 6.375%, due 4/1/26 (d)	2,935,000	3,067,075
Choice Hotels International, Inc. 5.75%, due 7/1/22	6,863,000	7,356,450
FelCor Lodging, L.P. 5.625%, due 3/1/23	2,685,000	2,685,000
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp. 5.625%, due 10/15/21	8,570,000	8,869,950
MGM Growth Properties Operating Partnership LP / MGP Escrow Co-Issuer, Inc. 5.625%, due 5/1/24 (d)	15,920,000	16,835,400

		38,813,875

	Principal Amount	Value
Machinery—Construction & Mining 0.2%
BlueLine Rental Finance Corp. 7.00%, due 2/1/19 (d)	$5,465,000	$4,699,900
Vander Intermediate Holding II Corp. 9.75% (9.75% Cash or 10.50% PIK), due 2/1/19 (a)(d)	2,365,000	1,265,275

		5,965,175

Machinery—Diversified 0.5%
Briggs & Stratton Corp. 6.875%, due 12/15/20	5,030,000	5,482,700
Zebra Technologies Corp. 7.25%, due 10/15/22	8,520,000	9,031,200

		14,513,900

Media 5.9%
Altice Financing S.A. 7.50%, due 5/15/26 (d)	3,185,000	3,121,300
Altice U.S. Finance I Corp. 5.375%, due 7/15/23 (d)	6,840,000	6,788,700
Cablevision Systems Corp. 7.75%, due 4/15/18	5,826,000	6,237,432
♦CCO Holdings LLC / CCO Holdings Capital Corp. 5.125%, due 2/15/23	5,130,000	5,209,566
5.125%, due 5/1/23 (d)	5,805,000	5,837,653
5.25%, due 9/30/22	500,000	513,125
5.375%, due 5/1/25 (d)	2,596,000	2,634,940
5.75%, due 1/15/24	4,118,000	4,333,783
5.75%, due 2/15/26 (d)	4,175,000	4,300,250
5.875%, due 4/1/24 (d)	8,005,000	8,305,188
5.875%, due 5/1/27 (d)	3,750,000	3,871,875
6.625%, due 1/31/22	800,000	844,000
Cogeco Communications, Inc. 4.875%, due 5/1/20 (d)	7,110,000	7,252,200
CSC Holdings LLC 7.625%, due 7/15/18	95,000	102,789
7.875%, due 2/15/18	965,000	1,037,375
Midcontinent Communications & Midcontinent Finance Corp. 6.875%, due 8/15/23 (d)	2,665,000	2,731,625
Neptune Finco Corp. 10.125%, due 1/15/23 (d)	5,125,000	5,740,000
Nielsen Finance LLC / Nielsen Finance Co. 4.50%, due 10/1/20	6,120,000	6,234,750
5.00%, due 4/15/22 (d)	19,469,000	19,858,380
Numericable-SFR S.A. 6.00%, due 5/15/22 (d)	8,420,000	8,188,450
7.375%, due 5/1/26 (d)	13,000,000	12,853,750
Quebecor Media, Inc. 5.75%, due 1/15/23	15,047,000	15,272,705

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-279

Portfolio of Investments June 30, 2016 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Media (continued)
Videotron, Ltd. 5.00%, due 7/15/22	$4,865,000	$5,035,275
5.375%, due 6/15/24 (d)	8,505,000	8,632,575
Virgin Media Secured Finance PLC 5.25%, due 1/15/21	23,062,000	23,897,998

		168,835,684

Metal Fabricate & Hardware 0.8%
Optimas OE Solutions Holding LLC / Optimas OE Solutions, Inc. 8.625%, due 6/1/21 (d)	6,135,000	4,294,500
Wise Metals Group LLC / Wise Alloys Finance Corp. 8.75%, due 12/15/18 (d)	20,680,000	19,025,600

		23,320,100

Mining 2.6%
Alamos Gold, Inc. 7.75%, due 4/1/20 (d)	17,720,000	17,278,772
Aleris International, Inc. 9.50%, due 4/1/21 (d)	6,175,000	6,344,812
Constellium N.V. 5.75%, due 5/15/24 (d)	5,915,000	4,658,063
First Quantum Minerals, Ltd. 7.25%, due 10/15/19 (d)	6,615,000	5,688,900
Hecla Mining Co. 6.875%, due 5/1/21	13,260,000	12,696,450
New Gold, Inc. 6.25%, due 11/15/22 (d)	3,240,000	3,159,000
7.00%, due 4/15/20 (d)	12,890,000	13,147,800
Petra Diamonds U.S. Treasury PLC 8.25%, due 5/31/20 (d)	5,125,000	4,907,188
St. Barbara, Ltd. 8.875%, due 4/15/18 (d)	7,683,000	7,740,622

		75,621,607

Miscellaneous—Manufacturing 1.0%
Amsted Industries, Inc. 5.00%, due 3/15/22 (d)	2,715,000	2,715,000
CTP Transportation Products LLC / CTP Finance, Inc. 8.25%, due 12/15/19 (d)	7,235,000	6,366,800
EnPro Industries, Inc. 5.875%, due 9/15/22	5,180,000	5,205,900
Gates Global LLC / Gates Global Co. 6.00%, due 7/15/22 (d)	9,610,000	8,408,750
Koppers, Inc. 7.875%, due 12/1/19	5,005,000	5,105,100

		27,801,550

	Principal Amount	Value
Oil & Gas 8.3%
Antero Resources Corp. 5.125%, due 12/1/22	$1,491,000	$1,431,360
Atlas Energy Holdings Operating Co. LLC / Atlas Resource Finance Corp. 7.75%, due 1/15/21	3,845,000	499,850
California Resources Corp. 5.00%, due 1/15/20	22,875,000	12,066,562
Calumet Specialty Products Partners, L.P. / Calumet Finance Corp. 6.50%, due 4/15/21	13,455,000	9,620,325
7.625%, due 1/15/22	8,218,000	5,814,235
11.50%, due 1/15/21 (d)	10,555,000	11,847,987
Carrizo Oil & Gas, Inc. 6.25%, due 4/15/23	1,415,000	1,361,938
7.50%, due 9/15/20	4,480,000	4,536,000
Chesapeake Energy Corp. (Escrow Claim Shares) 6.775%, due 3/15/19 (b)(c)(f)	6,820,000	1,841,400
Comstock Resources, Inc. 7.75%, due 4/1/19	9,659,000	4,249,960
9.50%, due 6/15/20	9,185,000	4,018,438
10.00%, due 3/15/20 (d)	19,150,000	15,415,750
Concho Resources, Inc. 5.50%, due 10/1/22	3,255,000	3,271,275
6.50%, due 1/15/22	7,710,000	7,893,112
7.00%, due 1/15/21	5,485,000	5,635,838
Continental Resources, Inc. 5.00%, due 9/15/22	7,287,000	7,123,042
7.125%, due 4/1/21	8,265,000	8,533,612
7.375%, due 10/1/20	1,150,000	1,184,500
EnQuest PLC 7.00%, due 4/15/22 (d)	9,937,000	6,148,519
Gulfport Energy Corp. 7.75%, due 11/1/20	2,215,000	2,275,913
Halcon Resources Corp. 8.625%, due 2/1/20 (d)	13,039,000	12,297,342
Jones Energy Holdings LLC / Jones Energy Finance Corp. 6.75%, due 4/1/22	7,470,000	6,125,400
LINN Energy LLC / LINN Energy Finance Corp. 12.00%, due 12/15/20 (d)(g)	4,916,000	1,683,730
Murphy Oil USA, Inc. 6.00%, due 8/15/23	6,410,000	6,634,350
Newfield Exploration Co. 5.625%, due 7/1/24	4,980,000	4,980,000
Oasis Petroleum, Inc. 6.50%, due 11/1/21	2,460,000	2,244,750
6.875%, due 1/15/23	1,000,000	910,000
7.25%, due 2/1/19	16,790,000	16,076,425

M-280	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas (continued)
PDC Energy, Inc. 7.75%, due 10/15/22	$10,310,000	$10,722,400
PetroQuest Energy, Inc. 10.00%, due 9/1/17 (b)	18,070,000	9,035,000
Rex Energy Corp. 1.00%, due 10/1/20 (h)	43,555,000	9,364,325
RSP Permian, Inc. 6.625%, due 10/1/22	5,935,000	6,113,050
SM Energy Co. 6.50%, due 11/15/21	3,090,000	2,896,875
6.50%, due 1/1/23	2,525,000	2,348,250
Stone Energy Corp. 7.50%, due 11/15/22 (e)	26,945,000	12,125,250
WPX Energy, Inc. 6.00%, due 1/15/22	13,115,000	12,196,950
7.50%, due 8/1/20	7,285,000	7,271,304

		237,795,017

Oil & Gas Services 1.7%
Forum Energy Technologies, Inc. 6.25%, due 10/1/21	10,850,000	10,063,375
♦Freeport-McMoRan Oil & Gas LLC / FCX Oil & Gas, Inc. 6.50%, due 11/15/20	6,600,000	6,613,992
6.625%, due 5/1/21	7,725,000	7,686,375
6.75%, due 2/1/22	4,079,000	3,998,697
6.875%, due 2/15/23	19,480,000	18,798,200
FTS International, Inc. 6.25%, due 5/1/22	2,402,000	936,780
8.153%, due 6/15/20 (d)(i)	1,000,000	840,093

		48,937,512

Packaging & Containers 0.8%
AEP Industries, Inc. 8.25%, due 4/15/19	7,125,000	7,267,500
Novelis, Inc. 8.375%, due 12/15/17	7,990,000	8,169,775
8.75%, due 12/15/20	6,225,000	6,489,562

		21,926,837

Pharmaceuticals 2.2%
DPx Holdings B.V. 7.50%, due 2/1/22 (d)	7,290,000	7,490,475
Endo Finance LLC 5.75%, due 1/15/22 (d)	2,150,000	1,940,160
Endo Ltd. / Endo Finance LLC / Endo Finco, Inc. 6.00%, due 7/15/23 (d)	3,740,000	3,272,500
6.00%, due 2/1/25 (d)	4,735,000	4,107,613
Grifols Worldwide Operations, Ltd. 5.25%, due 4/1/22	10,925,000	11,116,187

	Principal Amount	Value
Pharmaceuticals (continued)
NBTY, Inc. 7.625%, due 5/15/21 (d)	$11,810,000	$11,824,762
Quintiles Transnational Corp. 4.875%, due 5/15/23 (d)	4,870,000	4,943,050
Valeant Pharmaceuticals International, Inc. 6.375%, due 10/15/20 (d)	5,000,000	4,300,000
6.75%, due 8/15/18 (d)	5,305,000	5,132,587
7.00%, due 10/1/20 (d)	1,975,000	1,742,938
7.25%, due 7/15/22 (d)	1,000,000	857,700
7.50%, due 7/15/21 (d)	8,865,000	7,817,822

		64,545,794

Pipelines 3.7%
ANR Pipeline Co. 7.375%, due 2/15/24	395,000	472,624
9.625%, due 11/1/21	5,950,000	7,806,858
Copano Energy LLC / Copano Energy Finance Corp. 7.125%, due 4/1/21	3,573,000	3,700,377
EnLink Midstream Partners, L.P. 4.15%, due 6/1/25	2,246,000	2,069,941
Genesis Energy, L.P. / Genesis Energy Finance Corp. 6.75%, due 8/1/22	11,430,000	11,087,100
Hiland Partners Holdings LLC / Hiland Partners Finance Corp. 7.25%, due 10/1/20 (d)	5,950,000	6,173,125
MPLX, L.P. 4.875%, due 12/1/24 (d)	5,255,000	5,119,216
4.875%, due 6/1/25 (d)	9,383,000	9,170,222
5.50%, due 2/15/23 (d)	8,510,000	8,646,134
Northwest Pipeline LLC 7.125%, due 12/1/25	2,195,000	2,452,860
NuStar Logistics, L.P. 6.75%, due 2/1/21	4,115,000	4,156,150
Rockies Express Pipeline LLC 6.00%, due 1/15/19 (d)	3,033,000	3,086,077
Sabine Pass Liquefaction LLC 5.875%, due 6/30/26 (d)	6,485,000	6,509,319
Summit Midstream Holdings LLC / Summit Midstream Finance Corp. 7.50%, due 7/1/21	7,520,000	7,219,200
Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp. 5.00%, due 1/15/18	6,012,000	6,117,210
6.625%, due 10/1/20	13,196,000	13,459,920
Tesoro Logistics, L.P. / Tesoro Logistics Finance Corp. 6.125%, due 10/15/21	2,225,000	2,302,875
6.375%, due 5/1/24	1,690,000	1,770,275

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-281

Portfolio of Investments June 30, 2016 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Pipelines (continued)
Williams Partners, L.P. / ACMP Finance Corp. 6.125%, due 7/15/22	$4,320,000	$4,431,910

		105,751,393

Real Estate 1.7%
AAF Holdings LLC / AAF Finance Co. 12.00% (12.00% Cash or 12.375% PIK), due 7/1/19 (a)(d)	9,667,623	9,474,271
CBRE Services, Inc. 5.00%, due 3/15/23	10,860,000	11,243,108
5.25%, due 3/15/25	2,895,000	3,014,723
Howard Hughes Corp. (The) 6.875%, due 10/1/21 (d)	9,093,000	9,161,197
Realogy Group LLC / Realogy Co-Issuer Corp. 4.875%, due 6/1/23 (d)	4,275,000	4,221,562
Rialto Holdings LLC / Rialto Corp. 7.00%, due 12/1/18 (d)	10,480,000	10,506,200

		47,621,061

Real Estate Investment Trusts 2.4%
♦Crown Castle International Corp. 5.25%, due 1/15/23	32,390,000	36,343,523
Equinix, Inc. 5.375%, due 1/1/22	4,715,000	4,868,238
5.375%, due 4/1/23	9,830,000	10,149,475
5.75%, due 1/1/25	5,290,000	5,475,150
5.875%, due 1/15/26	4,650,000	4,844,719
Sabra Health Care, L.P. / Sabra Capital Corp. 5.375%, due 6/1/23	2,000,000	1,980,000
5.50%, due 2/1/21	2,350,000	2,414,625
VEREIT Operating Partnership L.P. 4.125%, due 6/1/21	1,285,000	1,340,409
4.875%, due 6/1/26	2,375,000	2,434,375

		69,850,514

Retail 6.2%
AmeriGas Finance LLC / AmeriGas Finance Corp. 7.00%, due 5/20/22	8,225,000	8,682,475
Asbury Automotive Group, Inc. 6.00%, due 12/15/24	10,775,000	10,855,812
AutoNation, Inc. 6.75%, due 4/15/18	3,926,000	4,213,638
BMC Stock Holdings, Inc. 9.00%, due 9/15/18 (d)	7,220,000	7,517,825
Cash America International, Inc. 5.75%, due 5/15/18	4,795,000	4,866,925
Dollar Tree, Inc. 5.75%, due 3/1/23 (d)	9,000,000	9,562,500

	Principal Amount	Value
Retail (continued)
DriveTime Automotive Group, Inc. / DT Acceptance Corp. 8.00%, due 6/1/21 (d)	$11,775,000	$10,818,281
First Cash Financial Services, Inc. 6.75%, due 4/1/21	4,175,000	4,216,750
GameStop Corp. 5.50%, due 10/1/19 (d)	5,795,000	5,737,050
6.75%, due 3/15/21 (d)	1,040,000	1,027,000
Group 1 Automotive, Inc. 5.00%, due 6/1/22	6,235,000	6,141,475
5.25%, due 12/15/23 (d)	2,740,000	2,692,050
Guitar Center, Inc. 6.50%, due 4/15/19 (d)	5,910,000	5,082,600
J.C. Penney Corp., Inc. 5.875%, due 7/1/23 (d)	1,735,000	1,745,844
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC 5.00%, due 6/1/24 (d)	4,070,000	4,141,225
5.25%, due 6/1/26 (d)	2,245,000	2,301,125
L Brands, Inc. 5.625%, due 2/15/22	2,525,000	2,716,900
6.625%, due 4/1/21	3,610,000	4,061,250
6.75%, due 7/1/36	9,325,000	9,319,125
6.875%, due 11/1/35	2,610,000	2,642,625
8.50%, due 6/15/19	1,555,000	1,803,800
Men’s Wearhouse, Inc. (The) 7.00%, due 7/1/22	27,385,000	23,003,400
Outerwall, Inc. 5.875%, due 6/15/21	8,230,000	7,036,650
6.00%, due 3/15/19	2,865,000	2,635,800
Penske Automotive Group, Inc. 5.375%, due 12/1/24	3,600,000	3,474,000
5.50%, due 5/15/26	2,255,000	2,142,250
5.75%, due 10/1/22	6,670,000	6,670,000
Radio Systems Corp. 8.375%, due 11/1/19 (d)	9,865,000	10,259,600
Sonic Automotive, Inc. 7.00%, due 7/15/22	2,800,000	2,954,000
Yum! Brands, Inc. 3.75%, due 11/1/21	3,545,000	3,474,100
3.875%, due 11/1/20	1,250,000	1,270,313
3.875%, due 11/1/23	3,080,000	2,906,750
5.30%, due 9/15/19	1,330,000	1,409,800

		177,382,938

Semiconductors 1.2%
♦Micron Technology, Inc. 5.25%, due 8/1/23 (d)	2,275,000	1,939,438
5.25%, due 1/15/24 (d)	2,000,000	1,695,000
5.50%, due 2/1/25	10,363,000	8,808,550
5.625%, due 1/15/26 (d)	2,815,000	2,343,487
7.50%, due 9/15/23 (d)	17,550,000	18,646,875

M-282	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Semiconductors (continued)
Qorvo, Inc. 7.00%, due 12/1/25 (d)	$2,185,000	$2,305,175

		35,738,525

Software 1.5%
ACI Worldwide, Inc. 6.375%, due 8/15/20 (d)	12,995,000	13,287,387
Activision Blizzard, Inc. 5.625%, due 9/15/21 (d)	1,985,000	2,076,806
6.125%, due 9/15/23 (d)	2,372,000	2,579,550
Change Healthcare Holdings, Inc. 6.00%, due 2/15/21 (d)	4,733,000	5,022,896
First Data Corp. 5.75%, due 1/15/24 (d)	1,500,000	1,488,750
7.00%, due 12/1/23 (d)	1,000,000	1,012,500
MSCI, Inc. 5.25%, due 11/15/24 (d)	2,552,000	2,609,420
5.75%, due 8/15/25 (d)	4,195,000	4,352,313
PTC, Inc. 6.00%, due 5/15/24	11,025,000	11,410,875

		43,840,497

Storage & Warehousing 0.3%
Algeco Scotsman Global Finance PLC 8.50%, due 10/15/18 (d)	10,270,000	8,318,700

Telecommunications 6.1%
CenturyLink, Inc. 5.625%, due 4/1/25	4,975,000	4,427,750
Cogent Communications Finance, Inc. 5.625%, due 4/15/21 (d)	10,935,000	10,716,300
DigitalGlobe, Inc. 5.25%, due 2/1/21 (d)	8,995,000	8,365,350
Frontier Communications Corp. 6.25%, due 9/15/21	6,180,000	5,826,269
8.875%, due 9/15/20	4,255,000	4,542,213
10.50%, due 9/15/22	9,350,000	9,893,469
Hughes Satellite Systems Corp. 6.50%, due 6/15/19	4,239,000	4,578,120
7.625%, due 6/15/21	8,915,000	9,593,654
Intelsat Jackson Holdings S.A. 7.25%, due 4/1/19	19,775,000	14,435,750
NeuStar, Inc. 4.50%, due 1/15/23	9,350,000	8,415,000
Sprint Capital Corp. 6.875%, due 11/15/28	4,415,000	3,465,775
Sprint Communications, Inc. 7.00%, due 3/1/20 (d)	12,085,000	12,652,874
9.00%, due 11/15/18 (d)	2,630,000	2,800,950
9.25%, due 4/15/22	1,750,000	1,706,250

	Principal Amount	Value
Telecommunications (continued)
Sprint Corp. 7.125%, due 6/15/24	$6,680,000	$5,327,300
7.875%, due 9/15/23	1,000,000	817,500
♦T-Mobile USA, Inc. 6.00%, due 4/15/24	7,910,000	8,186,850
6.125%, due 1/15/22	7,214,000	7,565,682
6.25%, due 4/1/21	7,960,000	8,303,235
6.375%, due 3/1/25	8,670,000	9,060,150
6.464%, due 4/28/19	4,595,000	4,669,669
6.50%, due 1/15/24	7,505,000	7,899,012
6.50%, due 1/15/26	6,415,000	6,767,825
6.625%, due 4/1/23	6,775,000	7,177,300
6.731%, due 4/28/22	8,885,000	9,343,022

		176,537,269

Transportation 0.9%
♦Florida East Coast Holdings Corp. 6.75%, due 5/1/19 (d)	15,695,000	15,616,525
9.75%, due 5/1/20 (d)	13,745,000	11,683,250

		27,299,775

Trucking & Leasing 0.1%
TRAC Intermodal LLC / TRAC Intermodal Corp. 11.00%, due 8/15/19	3,910,000	4,125,050

Total Corporate Bonds (Cost $2,696,301,735)		2,674,303,529

Loan Assignments 0.8% (j)
Lodging 0.3%
Cannery Casino Resorts LLC New Term Loan B 6.00%, due 10/2/18	2,297,106	2,295,192
New 2nd Lien Term Loan
12.50%, due 10/2/19	6,096,507	6,093,965

		8,389,157

Pharmaceuticals 0.2%
Phibro Animal Health Corp. Term Loan B 4.00%, due 4/16/21	4,150,300	4,113,985

Telecommunications 0.2%
Intelsat Jackson Holdings S.A. Term Loan B2 3.75%, due 6/30/19	6,000,000	5,427,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-283

Portfolio of Investments June 30, 2016 (Unaudited) (continued)

	Principal Amount	Value
Loan Assignments (continued)
Transportation 0.1%
Commercial Barge Line Co. 2015 1st Lien Term Loan 9.75%, due 11/12/20	$3,950,000	$3,634,000

Total Loan Assignments (Cost $21,890,826)		21,564,142

Total Long-Term Bonds (Cost $2,775,338,975)		2,745,972,703

	Shares
Common Stocks 0.2%
Auto Parts & Equipment 0.1%
♦ Exide Technologies, Inc. (b)(c)(d)(f)(k)	447,050	1,251,740

Commercial Services 0.0%‡
Avis Budget Group, Inc. (k)	25,700	828,311

Electric 0.0%‡
Upstate New York Power Producers, Inc. (b)(c)(f)(k)	130,037	156,044

Entertainment 0.0%‡
Affinity Gaming LLC (b)(f)(k)	75,000	1,012,500

Media 0.0%‡
ION Media Networks, Inc. (b)(c)(f)(k)	725	388,150

Metal Fabricate & Hardware 0.1%
Neenah Enterprises, Inc. (b)(c)(f)(k)	230,859	3,042,722

Oil & Gas 0.0%‡
Rex Energy Corp. (b)(c)(f)	653,325	431,848

Total Common Stocks (Cost $36,366,985)		7,111,315

Preferred Stock 0.1%
Banks 0.1%
GMAC Capital Trust I 6.411%	124,200	3,082,644

Total Preferred Stock (Cost $3,028,995)		3,082,644

	Principal Amount	Value
Short-Term Investment 2.7%
Repurchase Agreement 2.7%
Fixed Income Clearing Corp. 0.03%, dated 6/30/16 due 7/1/16 Proceeds at Maturity $76,998,436 (Collaterized by United States Treasury securities with rates between 1.125% and 1.625% and maturity dates between 4/30/20 and 6/30/20, with a Principal Amount of $77,290,000 and a Market Value of $78,540,835)	$76,998,372	$76,998,372

Total Short-Term Investment (Cost $76,998,372)		76,998,372

Total Investments (Cost $2,891,733,327) (l)	98.4%	2,833,165,034
Other Assets, Less Liabilities	1.6	44,998,864
Net Assets	100.0%	$2,878,163,898

‡	Less than one-tenth of a percent.

(a)	PIK (“Payment-in-Kind”)—issuer may pay interest or dividends with additional securities and/or in cash.

(b)	Illiquid security—As of June 30, 2016, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $62,254,492, which represented 2.2% of the Portfolio’s net assets.

(c)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of June 30, 2016, the total market value of these securities was $52,206,992, which represented 1.8% of the Portfolio’s net assets.

(d)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(e)	Issue in non-accrual status.

(f)	Restricted security.

(g)	Issue in default.

(h)	Step coupon – Rate shown was the rate in effect as of June 30, 2016.

(i)	Floating rate—Rate shown was the rate in effect as of June 30, 2016.

(j)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown was the weighted average interest rate of all contracts within the floating rate loan facility as of June 30, 2016.

(k)	Non-income producing security.

M-284	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(l)	As of June 30, 2016, cost was $2,892,056,130 for federal income tax purposes and net unrealized depreciation was as follows:

Gross unrealized appreciation	$85,159,978
Gross unrealized depreciation	(144,051,074)

Net unrealized depreciation	$(58,891,096)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Convertible Bonds (b)	$—	$33,379,082	$16,725,950	$50,105,032
Corporate Bonds (c)	—	2,644,092,991	30,210,538	2,674,303,529
Loan Assignments (d)	—	17,930,142	3,634,000	21,564,142

Total Long-Term Bonds	—	2,695,402,215	50,570,488	2,745,972,703

Common Stocks (e)(f)	828,311	1,444,348	4,838,656	7,111,315
Preferred Stock	3,082,644	—	—	3,082,644
Short-Term Investment
Repurchase Agreement	—	76,998,372	—	76,998,372

Total Investments in Securities	$3,910,955	$2,773,844,935	$55,409,144	$2,833,165,034

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $16,725,950 is held in Auto Parts & Equipment within the Convertible Bonds section of the Portfolio of Investments.

(c)	The Level 3 securities valued at $17,994,138, $10,375,000, and $1,841,400 are held in Auto Parts & Equipment, Entertainment, and Oil & Gas, respectively, within the Corporate Bonds section of the Portfolio of Investments.

(d)	The Level 3 security valued at $3,634,000 is held in Transportation within the Loan Assignments section of the Portfolio of Investments.

(e)	The Level 3 securities valued at $1,251,740, $156,044, $388,150, and $3,042,722 are held in Auto Parts & Equipment, Electric, Media, and Metal Fabricate & Hardware, respectively, within the Common Stocks section of the Portfolio of Investments.

(f)	The Level 2 securities valued at $1,012,500 and $431,848 are held in Entertainment and Oil & Gas, respectively, within the Common Stocks section of the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2016, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-285

Portfolio of Investments June 30, 2016 (Unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2015	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases		Sales		Transfers in to Level 3	Transfers out of Level 3	Balance as of June 30, 2016	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at June 30, 2016 (a)
Long-Term Bonds
Convertible Bonds
Auto Parts & Equipment	$16,622,063	$111,558	$—	$(815,687)	$808,016	(b)	$—		$—	$—	$16,725,950	$(815,687)
Electric	1,215,562	—	—	120	—		(1,215,682	)(c)	—	—	—	—
Corporate Bonds
Auto Parts & Equipment	17,386,323	122,537	—	(229,798)	715,076	(b)	—		—	—	17,994,138	(229,798)
Entertainment	10,375,000	—	—	—	—		—		—	—	10,375,000	—
Oil & Gas	1,568,600	—	—	272,800	—		—		—	—	1,841,400	272,800
Loan Assignments
Transportation	3,660,000	19,983	2,192	1,825	—		(50,000	)(c)	—	—	3,634,000	(233)
Common Stocks
Auto Parts & Equipment	1,788,200	—	—	(536,460)	—		—		—	—	1,251,740	(536,460)
Electric	720,538	—	—	(233,444)	1,322,381		(1,653,431)		—	—	156,044	(233,444)
Media	315,049	—	—	73,101	—		—		—	—	388,150	73,101
Metal, Fabricate & Hardware	2,807,245	—	—	235,477	—		—		—	—	3,042,722	235,477

Total	$56,458,580	$254,078	$2,192	$(1,232,066)	$2,845,473		$(2,919,113)		$—	$—	$55,409,144	$(1,234,244)

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

(b)	Purchases include PIK securities.

(c)	Sales include principal reductions.

M-286	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2016 (Unaudited)

Assets
Investment in securities, at value (identified cost $2,891,733,327)	$2,833,165,034
Due from custodian	369,114
Receivables:
Dividends and interest	47,621,635
Investment securities sold	7,189,650
Fund shares sold	1,313,486
Other assets	11,657

Total assets	2,889,670,576

Liabilities
Payables:
Investment securities purchased	8,964,494
Manager (See Note 3)	1,307,798
Fund shares redeemed	579,920
NYLIFE Distributors (See Note 3)	443,801
Shareholder communication	169,725
Custodian	19,665
Professional fees	9,829
Trustees	4,988
Accrued expenses	6,458

Total liabilities	11,506,678

Net assets	$2,878,163,898

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$294,477
Additional paid-in capital	2,789,287,082

2,789,581,559
Undistributed net investment income	251,087,290
Accumulated net realized gain (loss) on investments	(103,936,658)
Net unrealized appreciation (depreciation) on investments	(58,568,293)

Net assets	$2,878,163,898

Initial Class
Net assets applicable to outstanding shares	$699,936,317

Shares of beneficial interest outstanding	70,921,033

Net asset value per share outstanding	$9.87

Service Class
Net assets applicable to outstanding shares	$2,178,227,581

Shares of beneficial interest outstanding	223,556,115

Net asset value per share outstanding	$9.74

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-287

Statement of Operations for the six months ended June 30, 2016 (Unaudited)

Investment Income (Loss)
Income
Interest	$100,270,051
Dividends	119,025

Total income	100,389,076

Expenses
Manager (See Note 3)	7,584,968
Distribution and service—Service Class (See Note 3)	2,569,019
Shareholder communication	189,116
Professional fees	99,030
Trustees	33,923
Custodian	22,288
Miscellaneous	44,311

Total expenses	10,542,655

Net investment income (loss)	89,846,421

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(34,327,319)
Net change in unrealized appreciation (depreciation) on investments	167,067,957

Net realized and unrealized gain (loss) on investments	132,740,638

Net increase (decrease) in net assets resulting from operations	$222,587,059

M-288	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2016 (Unaudited) and the year ended December 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$89,846,421	$161,707,200
Net realized gain (loss) on investments	(34,327,319)	(49,034,047)
Net change in unrealized appreciation (depreciation) on investments	167,067,957	(158,279,228)

Net increase (decrease) in net assets resulting from operations	222,587,059	(45,606,075)

Dividends to shareholders:
From net investment income:
Initial Class	—	(36,318,612)
Service Class	—	(124,819,859)

Total dividends to shareholders	—	(161,138,471)

Capital share transactions:
Net proceeds from sale of shares	171,077,700	345,438,141
Net asset value of shares issued to shareholders in reinvestment of dividends	—	161,138,471
Cost of shares redeemed	(193,542,287)	(410,425,209)

Increase (decrease) in net assets derived from capital share transactions	(22,464,587)	96,151,403

Net increase (decrease) in net assets	200,122,472	(110,593,143)

Net Assets
Beginning of period	2,678,041,426	2,788,634,569

End of period	$2,878,163,898	$2,678,041,426

Undistributed net investment income at end of period	$251,087,290	$161,240,869

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-289

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,
	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$9.10		$9.84	$10.26	$10.19	$9.52	$9.59

Net investment income (loss) (a)	0.32		0.59	0.61	0.65	0.69	0.70
Net realized and unrealized gain (loss) on investments	0.45		(0.73)	(0.42)	0.01	0.57	(0.14)
Net realized and unrealized gain (loss) on foreign currency transactions	—		—	—	—	—	0.00 ‡

Total from investment operations	0.77		(0.14)	0.19	0.66	1.26	0.56

Less dividends:
From net investment income	—		(0.60)	(0.61)	(0.59)	(0.59)	(0.63)

Net asset value at end of period	$9.87		$9.10	$9.84	$10.26	$10.19	$9.52

Total investment return	8.46	%(b)(c)	(1.57%)	1.78%	6.63%	13.42%	6.26%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	6.79	%††	5.99%	5.85%	6.24%	6.86%	7.14%
Net expenses	0.59	%††	0.58%	0.59%	0.59%	0.59%	0.60%
Portfolio turnover rate	20%		37%	42%	40%	30%	39%
Net assets at end of period (in 000’s)	$699,936		$642,186	$641,024	$703,362	$718,047	$661,780

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

	Service Class
	Six months ended June 30,		Year ended December 31,
	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$8.99		$9.73	$10.16	$10.10	$9.44	$9.53

Net investment income (loss) (a)	0.30		0.56	0.58	0.62	0.66	0.67
Net realized and unrealized gain (loss) on investments	0.45		(0.72)	(0.42)	0.01	0.57	(0.15)
Net realized and unrealized gain (loss) on foreign currency transactions	—		—	—	—	—	0.00 ‡

Total from investment operations	0.75		(0.16)	0.16	0.63	1.23	0.52

Less dividends:
From net investment income	—		(0.58)	(0.59)	(0.57)	(0.57)	(0.61)

Net asset value at end of period	$9.74		$8.99	$9.73	$10.16	$10.10	$9.44

Total investment return	8.34	%(b)(c)	(1.82%)	1.53%	6.36%	13.14%	5.99%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	6.54	%††	5.74%	5.60%	5.99%	6.61%	6.89%
Net expenses	0.84	%††	0.83%	0.84%	0.84%	0.84%	0.85%
Portfolio turnover rate	20%		37%	42%	40%	30%	39%
Net assets at end of period (in 000’s)	$2,178,228		$2,035,855	$2,147,611	$2,046,388	$1,831,455	$1,298,164

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

M-290	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP ICAP Select Equity Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2016

Class	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	–1.04%	–6.72%	7.97%	5.94%	0.78%
Service Class Shares	–1.16	–6.96	7.70	5.68	1.03

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Russell 1000® Value Index[3]	6.30%	2.86%	11.35%	6.13%
S&P 500® Index[3]	3.84	3.99	12.10	7.42
Average Lipper Variable Products Large-Cap Core Portfolio[4]	2.41	0.73	10.35	6.46

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Large-Cap Core Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. diversified equity large-cap floor. Large-cap core portfolios have more latitude in the companies in which they invest. These portfolios typically have average characteristics compared to the S&P 500® Index. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-291

Cost in Dollars of a $1,000 Investment in MainStay VP ICAP Select Equity Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2016 to June 30, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2016, to June 30, 2016. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

June 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/16	Ending Account Value (Based on Actual Returns and Expenses) 6/30/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/16	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$989.60	$3.91	$1,020.90	$3.97

Service Class Shares	$1,000.00	$988.40	$5.14	$1,019.70	$5.22

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.79% for Initial Class and 1.04% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-292	MainStay VP ICAP Select Equity Portfolio

Industry Composition as of June 30, 2016 (Unaudited)

Media	14.1%
Pharmaceuticals	9.5
Banks	9.2
Consumer Finance	6.7
Health Care Equipment & Supplies	6.5
Oil, Gas & Consumable Fuels	5.4
Health Care Providers & Services	5.2
Household Durables	5.0
Software	5.0
Technology Hardware, Storage & Peripherals	4.7
Capital Markets	4.4

Auto Components	4.1%
Diversified Financial Services	3.8
Semiconductors & Semiconductor Equipment	3.7
Real Estate Investment Trusts	2.8
Aerospace & Defense	2.5
Machinery	2.2
Airlines	1.9
Electrical Equipment	0.7
Short-Term Investment	1.7
Other Assets, Less Liabilities	0.9

100.0%

See Portfolio of Investments beginning on page M-296 for specific holdings within these categories.

Top Ten Holdings as of June 30, 2016 (excluding short-term investment) (Unaudited)

1.	Royal Dutch Shell PLC Class A , Sponsored ADR

2.	McKesson Corp.

3.	Oracle Corp.

4.	Comcast Corp. Class A

5.	Allergan PLC

6.	Apple, Inc.

7.	Johnson Controls, Inc.

8.	Intercontinental Exchange, Inc.

9.	Citigroup, Inc.

10.	Intel Corp.

M-293

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jerrold K. Senser, CFA, Thomas M. Cole, CFA, Andrew P. Starr, CFA, and Matthew T. Swanson, CFA, of Institutional Capital LLC (“ICAP”), the Portfolio’s Subadvisor.

How did MainStay VP ICAP Select Equity Portfolio perform relative to its benchmarks and peers during six months ended June 30, 2016?

For the six months ended June 30, 2016, MainStay VP ICAP Select Equity Portfolio returned –1.04% for Initial Class shares and –1.16% for Service Class shares. Over the same period, both share classes underperformed the 6.30% return of the Russell 1000® Value Index,1 which is the Portfolio’s primary benchmark, and the 3.84% return of the S&P 500® Index,1 which is a secondary benchmark of the Portfolio. Both share classes underperformed the 2.41% return of the Average Lipper1 Variable Products Large-Cap Core Portfolio for the six months ended June 30, 2016.

What factors affected the Portfolio’s relative performance during the reporting period?

A number of key drivers affected the Portfolio’s performance relative to the Russell 1000® Value Index. Positive stock selection in the consumer discretionary and energy sectors added to relative performance. Stock selection in the health care and industrials sectors, however, detracted from relative performance. The majority of the Portfolio’s underperformance during the reporting period came from several stocks in the health care sector including Allergan, Teva Pharmaceutical Industries and Mallinckrodt. Allergan and Teva are specifically addressed later in this discussion.

The Portfolio benefited from an underweight position relative to the Russell 1000® Value Index in the financials sector, but an overweight position in the consumer discretionary sector detracted from the Portfolio’s performance relative to the Index. Avoiding the utilities sector also detracted from relative performance. Investors continued to seek the perceived safety of segments of the market with lower volatility, which in our view pushed up the valuations in these areas. We continued to believe that stocks in the utilities sector were unattractively valued.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The sector that made the strongest positive contribution to the Portfolio’s performance relative to the Russell 1000® Value Index was consumer discre-

tionary. (Contributions take weightings and total returns into account.) Favorable stock selection was the primary driver. The sectors that detracted the most from the Portfolio’s performance relative to the Russell 1000® Value Index were health care, utilities and industrials. Stock selection was the primary detractor in the health care and industrials sectors, while sector allocation was the primary driver of weak performance in the utilities sector.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The stocks that made the strongest positive contributions to the Portfolio’s absolute performance were mass media company Comcast, diversified consumer products manufacturer Newell Brands and enterprise technology company Oracle. Comcast delivered strong operational and financial results, while in our opinion the stock continued to be attractively valued. Concerns remain about cord-cutting (cancellations of cable/satellite TV subscriptions by customers pursuing alternative access methods), but the company continued to roll out its X-1 service and increase subscriber numbers. Comcast’s pricing also remained strong. Overall the company was increasing its EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) at a high-single-digit percentage and maintained a strong balance sheet, but the stock remained cheaper than its peers and the market. Newell Brands had lagged for a while, as the debt incurred to acquire Jarden was not well received by investors who preferred low-beta2 investments. We believed that projected synergies from the deal were too conservative, that debt paydown could occur faster than expected and that the company’s portfolio of brands was more defensive than investors perceived. The Portfolio initiated its position in Newell Brands during the downturn in the first quarter of 2016, and the stock subsequently recovered. Oracle benefited as it transitioned from licensed-based to subscription-based revenue. All three of these positions remained in the Portfolio.

Primary detractors from the Portfolio’s absolute performance during the reporting period included specialty pharmaceutical company Allergan, wealth

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
2.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

M-294	MainStay VP ICAP Select Equity Portfolio

manager Ameriprise Financial and generic pharmaceutical company Teva Pharmaceutical Industries. Allergan lagged when the company’s announced merger with Pfizer was called off. Despite this setback, we continued to like Allergan as a stand-alone company, and we added to the Portfolio’s position. We have a positive view of the company’s product pipeline, growing revenue, and cost reduction to increase margins. Ameriprise lagged because of a difficult market and lower than expected net flows in its wealth management business. We sold the position in favor of stocks with stronger investment catalysts. Teva Pharmaceutical Industries has lagged because of concerns about drug pricing. We believed that the stock could benefit from the acquisition of Allergan’s generics division, which is expected to close in the second half of 2016. With the stock trading at a price/earnings ratio around 10x at the end of the reporting period, we continued to find Teva Pharmaceutical Industries attractively valued.

Did the Portfolio make any significant purchases or sales during the reporting period?

We continued to look for stocks with attractive valuations and specific catalysts that we believed could trigger appreciation over 12 to 18 months. We initiated a new position in Royal Dutch Shell, a large integrated oil & gas company. We believed that investors had underestimated the free-cash-flow improvement potential from lower capital and operating expenditures. Although the company has been slow to address costs, we believe that recently acquired BG could be at a free cash inflection point and that deal synergies could have upside potential. The estimated dividend yield of approximately 7% at the end of the reporting period indicated a degree of investor skepticism. In financials, we added a position in Wells Fargo. The stock pulled back with the rest of the large-cap banks as the Federal Reserve softened rate-hike expectations and as credit-quality issues arose in the energy lending space. We believed that the stock’s valuation was attractive for a bank that, in our opinion, offered very high quality and lower risk.

In addition to the sales already mentioned, we sold the Portfolio’s position in integrated oil & gas company Chevron as the stock neared our price target. We also sold diversified pharmaceutical company Novartis as we sought to pursue stocks that we believed had greater potential upside and were more attractive on a relative-valuation basis.

How did the Portfolio’s sector weightings change during the reporting period?

The Portfolio increased its exposure relative to the Russell 1000® Value Index in the information technology and financials sectors. The Portfolio increased its allocation to the information technology sector, moving from an underweight to an overweight position relative to the Index. In the financials sector, the Portfolio moved from an underweight position relative to the Index to an approximately neutral position.

During the reporting period, the Portfolio decreased its sector weightings relative to the Russell 1000® Value Index in materials and energy. In the materials sector, the Portfolio moved from an overweight position to one that was underweight relative to the Index. In the energy sector, the Portfolio moved to a position that was more substantially underweight relative to the Index.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2016, the Portfolio was most significantly overweight relative to the Russell 1000® Value Index in the consumer discretionary and health care sectors. As of the same date, the Portfolio was most significantly underweight relative to the Index in the consumer staples and energy sectors. This positioning reflected our view on the prospects for economic growth and the relative attractiveness of individual holdings in these sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-295

Portfolio of Investments June 30, 2016 (Unaudited)

	Shares	Value
Common Stocks 97.4%†
Aerospace & Defense 2.5%
Honeywell International, Inc.	246,510	$28,674,043

Airlines 1.9%
Delta Air Lines, Inc.	614,470	22,385,142

Auto Components 4.1%
♦Johnson Controls, Inc.	1,093,910	48,416,457

Banks 9.2%
♦Citigroup, Inc.	1,026,985	43,533,894
M&T Bank Corp.	228,890	27,061,665
Wells Fargo & Co.	786,290	37,215,105

		107,810,664

Capital Markets 4.4%
Goldman Sachs Group, Inc. (The)	165,500	24,589,990
Northern Trust Corp.	403,520	26,737,235

		51,327,225

Consumer Finance 6.7%
Ally Financial, Inc. (a)	2,095,800	35,775,306
American Express Co.	691,550	42,018,578

		77,793,884

Diversified Financial Services 3.8%
♦Intercontinental Exchange, Inc.	171,550	43,909,938

Electrical Equipment 0.7%
Sensata Technologies Holding N.V. (a)	226,710	7,909,912

Health Care Equipment & Supplies 6.5%
Abbott Laboratories	1,056,440	41,528,656
Medtronic PLC	389,446	33,792,230

		75,320,886

Health Care Providers & Services 5.2%
♦McKesson Corp.	324,220	60,515,663

Household Durables 5.0%
Newell Brands, Inc.	406,040	19,721,363
Whirlpool Corp.	229,805	38,294,705

		58,016,068

Machinery 2.2%
Pentair PLC	444,190	25,891,835

Media 14.1%
♦Comcast Corp. Class A	877,550	57,207,484
DISH Network Corp. Class A (a)	808,340	42,357,016

	Shares	Value
Media (continued)
Grupo Televisa S.A.B., Sponsored ADR	887,280	$23,104,771
Twenty-First Century Fox, Inc. Class A	1,565,470	42,345,964

		165,015,235

Oil, Gas & Consumable Fuels 5.4%
♦Royal Dutch Shell PLC Class A, Sponsored ADR	1,145,214	63,238,717

Pharmaceuticals 9.5%
♦Allergan PLC (a)	247,090	57,100,028
Mallinckrodt PLC (a)	466,060	28,327,127
Teva Pharmaceutical Industries, Ltd., Sponsored ADR	501,990	25,214,958

		110,642,113

Real Estate Investment Trusts 2.8%
American Tower Corp.	291,380	33,103,682

Semiconductors & Semiconductor Equipment 3.7%
♦Intel Corp.	1,314,860	43,127,408

Software 5.0%
♦Oracle Corp.	1,417,680	58,025,642

Technology Hardware, Storage & Peripherals 4.7%
♦Apple, Inc.	577,670	55,225,252

Total Common Stocks (Cost $1,148,972,084)		1,136,349,766

	Principal Amount
Short-Term Investment 1.7%
Repurchase Agreement 1.7%
Fixed Income Clearing Corp. 0.03%, dated 6/30/16 due 7/1/16 Proceeds at Maturity $19,600,446 (Collateralized by a United States Treasury Note with a rate of 0.125% and a maturity date of 4/15/20, with a Principal Amount of $19,155,000 and a Market Value of $19,993,031)	$19,600,430	19,600,430

Total Short-Term Investment (Cost $19,600,430)		19,600,430

Total Investments (Cost $1,168,572,514) (b)	99.1%	1,155,950,196
Other Assets, Less Liabilities	0.9	10,970,858
Net Assets	100.0%	$1,166,921,054

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of June 30, 2016, excluding short-term investment. May be subject to change daily.

M-296	MainStay VP ICAP Select Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(a)	Non-income producing security.

(b)	As of June 30, 2016, cost was $1,169,560,500 for federal income tax purposes and net unrealized depreciation was as follows:

Gross unrealized appreciation	$53,007,165
Gross unrealized depreciation	(66,617,469)

Net unrealized depreciation	$(13,610,304)

The following abbreviation is used in the preceding page:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$1,136,349,766	$—	$—	$1,136,349,766
Short-Term Investment
Repurchase Agreement	—	19,600,430	—	19,600,430

Total Investments in Securities	$1,136,349,766	$19,600,430	$—	$1,155,950,196

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2016, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of June 30, 2016, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-297

Statement of Assets and Liabilities as of June 30, 2016 (Unaudited)

Assets
Investment in securities, at value (identified cost $1,168,572,514)	$1,155,950,196
Receivables:
Investment securities sold	50,241,432
Dividends and interest	1,516,235
Fund shares sold	53,614
Other assets	5,291

Total assets	1,207,766,768

Liabilities
Payables:
Investment securities purchased	39,430,286
Manager (See Note 3)	729,656
Fund shares redeemed	466,656
NYLIFE Distributors (See Note 3)	110,852
Shareholder communication	74,669
Professional fees	24,412
Custodian	3,326
Trustees	2,174
Accrued expenses	3,683

Total liabilities	40,845,714

Net assets	$1,166,921,054

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$76,151
Additional paid-in capital	1,036,085,891

1,036,162,042
Undistributed net investment income	19,231,963
Accumulated net realized gain (loss) on investments	124,149,367
Net unrealized appreciation (depreciation) on investments	(12,622,318)

Net assets	$1,166,921,054

Initial Class
Net assets applicable to outstanding shares	$627,794,420

Shares of beneficial interest outstanding	40,731,335

Net asset value per share outstanding	$15.41

Service Class
Net assets applicable to outstanding shares	$539,126,634

Shares of beneficial interest outstanding	35,420,103

Net asset value per share outstanding	$15.22

M-298	MainStay VP ICAP Select Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2016 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$11,891,639
Interest	2,764

Total income	11,894,403

Expenses
Manager (See Note 3)	4,344,082
Distribution and service—Service Class (See Note 3)	662,686
Shareholder communication	82,453
Professional fees	49,391
Trustees	15,055
Custodian	6,323
Miscellaneous	21,079

Total expenses	5,181,069

Net investment income (loss)	6,713,334

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(44,590,033)
Net change in unrealized appreciation (depreciation) on investments	22,907,489

Net realized and unrealized gain (loss) on investments	(21,682,544)

Net increase (decrease) in net assets resulting from operations	$(14,969,210)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $290,421.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-299

Statements of Changes in Net Assets

for the six months ended June 30, 2016 (Unaudited) and the year ended December 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$6,713,334	$12,518,693
Net realized gain (loss) on investments	(44,590,033)	169,138,072
Net change in unrealized appreciation (depreciation) on investments	22,907,489	(231,497,552)

Net increase (decrease) in net assets resulting from operations	(14,969,210)	(49,840,787)

Dividends and distributions to shareholders:
From net investment income:
Initial Class	—	(18,508,208)
Service Class	—	(14,861,750)

	—	(33,369,958)

From net realized gain on investments:
Initial Class	—	(76,274,377)
Service Class	—	(67,688,938)

	—	(143,963,315)

Total dividends and distributions to shareholders	—	(177,333,273)

Capital share transactions:
Net proceeds from sale of shares	18,184,804	46,359,570
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	177,333,273
Cost of shares redeemed	(61,644,258)	(140,912,193)

Increase (decrease) in net assets derived from capital share transactions	(43,459,454)	82,780,650

Net increase (decrease) in net assets	(58,428,664)	(144,393,410)

Net Assets
Beginning of period	1,225,349,718	1,369,743,128

End of period	$1,166,921,054	$1,225,349,718

Undistributed net investment income at end of period	$19,231,963	$12,518,629

M-300	MainStay VP ICAP Select Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,
	2016*		2015	2014		2013	2012	2011
Net asset value at beginning of period	$15.58		$18.94	$17.64		$13.76	$12.15	$12.54

Net investment income (loss)	0.10	(a)	0.19 (a)	0.48	(a)(b)	0.28	0.29	0.25 (a)
Net realized and unrealized gain (loss) on investments	(0.27)		(0.95)	1.07		3.86	1.61	(0.46)

Total from investment operations	(0.17)		(0.76)	1.55		4.14	1.90	(0.21)

Less dividends and distributions:
From net investment income	—		(0.51)	(0.25)		(0.26)	(0.29)	(0.18)
From net realized gain on investments	—		(2.09)	—		—	—	—

Total dividends and distributions	—		(2.60)	(0.25)		(0.26)	(0.29)	(0.18)

Net asset value at end of period	$15.41		$15.58	$18.94		$17.64	$13.76	$12.15

Total investment return	(1.09	%)(c)(d)	(3.78%)	8.88%		30.29%	15.58%	(1.44%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.29	% ††	1.07%	2.64	%(b)	1.54%	1.76%	2.01%
Net expenses	0.79	% ††	0.78%	0.79%		0.79%	0.79%	0.80%
Portfolio turnover rate	49%		86%	68%		50%	60%	67%
Net assets at end of period (in 000’s)	$627,794		$655,690	$722,647		$709,112	$604,786	$608,551

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.07 and 0.39%, respectively, resulting from a special one-time dividend from Vodafone Group PLC that paid $4.92 per share.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

	Service Class
	Six months ended June 30,		Year ended December 31,
	2016*		2015	2014		2013	2012	2011
Net asset value at beginning of period	$15.40		$18.75	$17.48		$13.63	$12.05	$12.43

Net investment income (loss)	0.08	(a)	0.15 (a)	0.42	(a)(b)	0.20	0.22	0.22 (a)
Net realized and unrealized gain (loss) on investments	(0.26)		(0.95)	1.07		3.87	1.62	(0.45)

Total from investment operations	(0.18)		(0.80)	1.49		4.07	1.84	(0.23)

Less dividends and distributions:
From net investment income	—		(0.46)	(0.22)		(0.22)	(0.26)	(0.15)
From net realized gain on investments	—		(2.09)	—		—	—	—

Total dividends and distributions	—		(2.55)	(0.22)		(0.22)	(0.26)	(0.15)

Net asset value at end of period	$15.22		$15.40	$18.75		$17.48	$13.63	$12.05

Total investment return	(1.17	%)(c)(d)	(4.02%)	8.61%		29.96%	15.29%	(1.69%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.04	% ††	0.82%	2.36	%(b)	1.29%	1.51%	1.77%
Net expenses	1.04	% ††	1.03%	1.04%		1.04%	1.04%	1.05%
Portfolio turnover rate	49%		86%	68%		50%	60%	67%
Net assets at end of period (in 000’s)	$539,127		$569,660	$647,096		$614,863	$475,815	$451,841

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.07 and 0.39%, respectively, resulting from a special one-time dividend from Vodafone Group PLC that paid $4.92 per share.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-301

MainStay VP Income Builder Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2016

Class	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	6.59%	3.21%	8.32%	6.59%	0.63%
Service Class Shares	6.46	2.95	8.05	6.32	0.88

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
MSCI World Index[2]	0.66%	–2.78%	6.63%	4.43%
Barclays U.S. Aggregate Bond Index[2]	5.31	6.00	3.76	5.13
Blended Benchmark Index[2]	3.09	1.80	5.43	5.15
Average Lipper Variable Products Mixed-Asset Target Allocation Growth Portfolio[3]	2.31	–0.90	6.63	5.67

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
3.	The Average Lipper Variable Products Mixed-Asset Target Allocation Growth Portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-302	MainStay VP Income Builder Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Income Builder Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2016 to June 30, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2016, to June 30, 2016. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

June 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/16	Ending Account Value (Based on Actual Returns and Expenses) 6/30/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/16	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,065.90	$3.24	$1,021.70	$3.17

Service Class Shares	$1,000.00	$1,064.60	$4.52	$1,020.50	$4.42

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.63% for Initial Class and 0.88% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-303

Portfolio Composition as of June 30, 2016 (Unaudited)

See Portfolio of Investments beginning on page M-309 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of June 30, 2016 (excluding short-term investment) (Unaudited)

1.	Verizon Communications, Inc.

2.	Iron Mountain, Inc.

3.	WEC Energy Group, Inc.

4.	Welltower, Inc.

5.	National Grid PLC
6.	AT&T, Inc.

7.	PPL Corp.

8.	Bank of America Corp.

9.	Philip Morris International, Inc.

10.	Duke Energy Corp.

M-304	MainStay VP Income Builder Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Dan Roberts, PhD, Michael Kimble, CFA, Louis N. Cohen, CFA, and Taylor Wagenseil1 of MacKay Shields LLC, the Subadvisor for the fixed-income portion of the Portfolio, and Eric Sappenfield, William Priest, CFA, Michael Welhoelter, CFA, John Tobin and Kera Van Valen, CFA, of Epoch Investment Partners, Inc., the Subadvisor for the equity portion of the Portfolio.

How did MainStay VP Income Builder Portfolio perform relative to its benchmarks and peers for the six months ended June 30, 2016?

For the six months ended June 30, 2016, MainStay VP Income Builder Portfolio returned 6.59% for Initial Class shares and 6.46% for Service Class shares. Over the same period, both share classes outperformed the 0.66% return of the MSCI World Index,2 which is the Portfolio’s primary benchmark. Both share classes outperformed the 5.31% return of the Barclays U.S. Aggregate Bond Index,2 which is the Portfolio’s secondary benchmark (formerly an additional benchmark), and the 3.09% return of the Blended Benchmark Index,2 which is an additional benchmark of the Portfolio for the six months ended June 30, 2016. Over the same period, both share classes outperformed the 2.31% return of the Average Lipper2 Variable Products Mixed-Asset Target Allocation Growth Portfolio.

Were there any changes to the Portfolio during the reporting period?

Effective May 1, 2016, the Portfolio adopted the Barclays U.S. Aggregate Bond Index, which was formerly an additional benchmark of the Portfolio, as the Portfolio’s secondary benchmark. We selected the Barclays U.S. Aggregate Bond Index as the Portfolio’s secondary benchmark because we believed this index is more reflective of the investment style of the fixed-income portion of the Portfolio. Effective the same date, the Portfolio deleted the Russell 1000® Index as a secondary benchmark. Effective May 1, 2016, the Income Builder Composite Index was renamed the Blended Benchmark Index.

What factors affected relative performance in the equity portion of the Portfolio during the reporting period?

The most significant contributor to the relative performance of the equity portion of the Portfolio was stock selection in the financials sector. (Contributions take weightings and total returns into account.) Overweight positions relative to the MSCI World Index in the telecommunication services and utilities sectors also provided significant contributions to relative performance. Stock selection in the materials sector detracted from relative performance in the equity portion of the Portfolio. From a regional perspective, stock selection in the United States provided the most significant relative contribution. An underweight position relative to the MSCI World Index in the United States, however, offset some of this positive contribution. An overweight position relative to the benchmark in Germany was among the most substantial detractors from relative performance in the equity portion of the Portfolio.

In the equity portion of the Portfolio, which sectors were the strongest positive contributors to the Portfolio’s relative performance and which sectors were particularly weak?

Financials was the strongest positive sector contributor to the Portfolio’s relative performance, followed by telecommunication services and utilities. Materials was the weakest-contributing sector and the only sector that detracted from the Portfolio’s relative performance during the reporting period.

During the reporting period, which individual stocks made the strongest positive contributions to the absolute performance of the equity portion of the Portfolio and which stocks detracted the most?

Among the top individual contributors in the equity portion of the Portfolio were document management and storage company Iron Mountain, pay TV and mobile telecommunications company AT&T and Midwestern regulated utility company WEC Energy.

Iron Mountain benefited from a significant decline in interest rates during the reporting period, as did the industry in general. The company also completed its Recall acquisition, which could boost cash generation and support an increase in the pace of free cash flow growth. Iron Mountain’s dividend was well supported and management has provided dividend and cash flow growth guidelines through 2020.

AT&T benefited as investors focused on the company’s increased cash-generation profile after the acquisition of DIRECTV, which created a more rational competitive environment. AT&T drove cash flow growth by maintaining a strong network, lowering customer turnover and raising prices.

1.	Effective August 6, 2016, Mr. Taylor Wagenseil no longer serves as portfolio manager. From August 6, 2016, through August 2017, Mr. Wagenseil will provide non-discretionary advisory support to the Portfolio’s portfolio management team as a Senior Advisor.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

M-305

WEC Energy provides electricity and natural gas services to customers in Wisconsin, Illinois, Minnesota and Michigan. Its shares showed strong performance, as the company’s management team continued to successfully integrate Integrys, which was acquired in June 2015. Declining interest rates helped the company’s share performance and the utility sector in general.

The most significant relative detractors in the equity portion of the Portfolio were auto manufacturer Daimler, hard disk drive manufacturer Seagate Technology and oil & gas company ConocoPhillips.

Daimler shares came under pressure as investors worried about the sustainability of the auto-sales environment, which reached near precrisis levels. Management reduced guidance for the company’s trucking division as demand, particularly in North America, has been softer than originally anticipated. During the reporting period management remained focused on reinvesting in the business for future growth in auto, truck capacity, engines and components. Daimler continued to return cash to shareholders through an attractive dividend.

Seagate, the world’s second-largest hard disk drive manufacturer, detracted from absolute performance when the company prereleased operating results that highlighted challenging conditions in the data storage device industry. While the company remained committed to its dividend and shareholder yield policies, the visibility for near-term cash generation diminished significantly and we sold the position from the equity portion of the Portfolio.

ConocoPhillips is an independent exploration and production company that operates in North America, Europe, Asia and the Middle East. It explores, produces, transports and markets crude oil, natural gas, natural gas liquids (NGL), liquefied natural gas (LNG) and bitumen. Falling energy prices significantly reduced the company’s cash flow and dividend coverage. While ConocoPhillips stated that it was dedicated to preserving its dividend, we exited the position as its balance-sheet capacity weakened and the risk of a dividend cut rose. ConocoPhillips did cut its dividend after we sold the shares from the equity portion of the Portfolio.

Did the equity portion of the Portfolio make any significant purchases or sales during the reporting period?

Several positions were added to the equity portion of the Portfolio during the reporting period. Among the additions were Qualcomm, a market leader in cellular chips; Snam, an Italian regulated utility company that owns and operates natural gas transportation, storage, and distribution networks and provides LNG regasification services; and BlackRock, an investment management company.

Among the positions eliminated from the equity portion of the Portfolio during the reporting period was French media and distribution company Vivendi. While we believed that the company could continue to return cash to shareholders with its strong balance sheet and free cash flow generation, Vivendi did not articulate a long-term shareholder-return policy. Lacking clarity on the method and size of projected returns, we elected to exit the position. The equity portion of the Portfolio also sold its position in Canada-based chemical company Potash. While the company’s financial performance in early 2015 was resilient in the face of the lower commodity price environment, challenges emerged toward the end of the year. As commodity prices continued to weaken, we began to trim the position in the equity portion of the Portfolio. In mid-January the CEO made comments at an industry conference indicating a shift in the company’s capital allocation priorities. This shift in tone regarding the dividend, combined with lower visibility over the path of potash pricing in 2016, increased the risk to the dividend. We decided to eliminate the position from the equity portion of the Portfolio.

How did sector weightings change in the equity portion of the Portfolio during the reporting period?

Sector and country weights in the equity portion of the Portfolio are a by-product of our bottom-up stock selection process and did not change significantly during the six months ended June 30, 2016.

How was the equity portion of the Portfolio positioned at the end of the reporting period?

As of June 30, 2016, the largest overweight sector positions relative to the MSCI World Index in the equity portion of the Portfolio were in utilities and telecommunication services. As of the same date, the most significantly underweight positions in the equity portion of the Portfolio were in the consumer discretionary and information technology sectors. Regionally, the equity portion of the Portfolio held a significantly underweight position in the United States and had no exposure to Japan at the end of the

M-306	MainStay VP Income Builder Portfolio

reporting period. As of June 30, 2016, the equity portion of the Portfolio held an overweight position relative to the MSCI World Index in the U.K.

What factors affected relative performance in the fixed-income portion of the Portfolio during the reporting period?

Throughout the reporting period the fixed-income portion of the Portfolio sought to maintain long positions in credit, including high-yield and investment-grade credit and bank loans, combined with a short duration3 posture. Though the credit positioning was beneficial to the performance of the fixed-income portion of the Portfolio, an underweight position in U.S. Treasury securities and our short duration bias detracted from performance relative to the Barclays U.S. Aggregate Bond Index during the reporting period. The fixed-income portion of the Portfolio saw significant spread compression during the second quarter of 2016 as stock and commodity prices recovered and concerns abated that the United States might fall into a recession or that China’s economy might grind to a halt.

The segments of the U.S. high-yield market that bore the brunt of the sell-off at the beginning of the reporting period rebounded sharply as the rally progressed. Energy and metals & mining bonds posted double-digit returns; issues rated CCC outperformed bonds rated B, which in turn outperformed BB credits.4 The fixed-income portion of the Portfolio was overweight relative to the Barclays U.S. Aggregate Bond Index in investment-grade and high-yield corporate bonds. During the reporting period, the fixed-income portion of the Portfolio slightly reduced its exposure to weaker credit profiles in the energy sector.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

During the reporting period, MacKay Shields maintained a position in S&P 500® Index futures that had a negative impact on the Portfolio’s performance and a position in currency futures that had a positive effect on the Portfolio’s performance. Epoch did not use derivatives during the reporting period.

What was the Portfolio’s duration strategy during the reporting period?

Though we have been increasing the Portfolio’s duration since the beginning of the reporting period, it remained shorter than the benchmark’s duration by about one half of a year. The duration as of June 30, 2016, was 5.2 years.

What specific factors, risks or market forces prompted significant decisions for the fixed-income portion of Portfolio during the reporting period?

Throughout the reporting period there were many events that had to be considered regarding the positioning of the fixed-income portion of the Portfolio, such as inconsistent economic data, monetary policy at central banks around the globe, volatility in energy prices, China’s slowing economy and Britain’s referendum to exit the European Union (Brexit) near the end of June. Even so, we believed that corporate bonds (both investment grade and high yield) warranted overweight positions relative to U.S. government-related securities for several reasons. Among these were the current low-interest-rate environment, significant refinancing in the credit markets, improved balance sheet fundamentals and a favorable supply/demand balance for corporate debt.

With these factors in mind, we did not make any major shifts in the positioning of the fixed-income portion of

3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	An obligation rated ‘BB’ by Standard & Poor’s (“S&P”) is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. An obligation rated ‘B’ by S&P is deemed by S&P to be more vulnerable to nonpayment than obligations rated ‘BB’, but in the opinion of S&P, the obligor currently has the capacity to meet its financial commitment on the obligation. It is the opinion of S&P that adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation. An obligation rated ‘CCC’ by S&P is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Portfolio.

M-307

the Portfolio during the reporting period. We continued the credit bias in the fixed-income portion of the Portfolio. The fixed-income portion of the Portfolio slightly increased its weighting in high-yield and investment-grade credit and reduced its cash position. Within credit, we slightly reduced the energy position in the fixed-income portion of the Portfolio.

During the reporting period, which market segments were the strongest positive contributors to performance in the fixed-income portion of the Portfolio and which market segments were particularly weak?

In the fixed-income portion of the Portfolio, the high-yield component was the largest contributor during the reporting period. As energy and commodity prices rebounded in the second quarter of 2016, so did bond prices in those sectors. Metals & miners and energy were the two best-performing sectors within the high yield universe. Bank loans and investment-grade credit also performed well relative to the Barclays U.S. Aggregate Bond Index. The continued low interest rates and low U.S. Treasury yields hurt performance in the fixed-income portion of the Portfolio because of its shorter-duration and its underweight position in U.S. Treasury securities.

Did the fixed-income portion of the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the fixed-income portion of the Portfolio purchased bonds of regional bank holding company Huntington Bancshares and government-outsourced services company GEO Group. Huntington Bancshares is a holding company for The Huntington National Bank, which provides commercial, small-business, consumer and mortgage banking services. GEO specializes in the management of correctional, detention and re-entry facilities. We purchased the bonds of both companies for the fixed-income portion of the Portfolio on a new-issue basis, and they offered an attractive coupon.

During the reporting period, the fixed-income portion of the Portfolio sold bonds of pipeline company Energy Transfer Partners and banking company HSBC. Energy Transfer Partners’ merger with another energy concern began to unravel, which had a negative impact on the bonds. The HSBC position was in contingent convertible bonds, a structure that the market did not view favorably after payment concerns arose at another bank. As a result, the fixed-income portion of the Portfolio exited this position.

How did sector weightings change in the fixed-income portion of the Portfolio during the reporting period?

We did not make any major shifts in the positioning of the fixed-income portion of the Portfolio during the reporting period. We continued to favor a credit bias in the fixed-income portion of the Portfolio. We slightly increased the weightings in high-yield and investment-grade credit while reducing the cash position in the fixed-income portion of the Portfolio. Within credit, we slightly reduced exposure to energy.

How was the fixed-income portion of the Portfolio positioned at the end of the reporting period?

As of June 30, 2016, the fixed-income portion of the Portfolio maintained an overweight position relative to the Barclays U.S. Aggregate Index in spread product5, specifically in high-yield bonds, investment-grade credit and bank loans. The fixed-income portion of the Portfolio held underweight positions relative to the benchmark in sectors that are typically more rate-sensitive, such as U.S. Treasury securities and agency securities.

At the end of the reporting period, we were encouraged by the continued moderate U.S. economic growth, which was supported by low unemployment, a strengthening housing market and healthy consumer spending trends.

5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “spread product” refers to asset classes that typically trade at a spread to comparable U.S. Treasury securities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-308	MainStay VP Income Builder Portfolio

Portfolio of Investments June 30, 2016 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 47.9%† Asset-Backed Securities 0.4%
Home Equity 0.4%
Carrington Mortgage Loan Trust Series 2006-NC4, Class A5 0.506%, due 10/25/36 (a)	$165,312	$160,219
Citigroup Mortgage Loan Trust Series 2007-AHL2, Class A3A 0.516%, due 5/25/37 (a)	231,766	161,953
GSAA Home Equity Trust Series 2006-14, Class A1 0.496%, due 9/25/36 (a)	2,222,057	1,117,293
HSI Asset Securitization Corp. Trust Series 2007-NC1, Class A1 0.546%, due 4/25/37 (a)	2,552	1,786
JPMorgan Mortgage Acquisition Trust Series 2007-HE1, Class AF1 0.546%, due 3/25/47 (a)	212,618	107,890
MASTR Asset Backed Securities Trust Series 2006-HE4, Class A1 0.496%, due 11/25/36 (a)	278,961	122,632
Soundview Home Equity Loan Trust Series 2006-EQ2, Class A2 0.556%, due 1/25/37 (a)	436,088	300,123
Specialty Underwriting & Residential Finance Trust Series 2006-BC4, Class A2B 0.556%, due 9/25/37 (a)	339,474	160,879

		2,132,775

Student Loans 0.0%‡
KeyCorp Student Loan Trust Series 2000-A, Class A2 0.982%, due 5/25/29 (a)	219,657	211,331

Total Asset-Backed Securities (Cost $2,892,139)		2,344,106

Convertible Bond 0.0%‡
Transportation 0.0%‡
Hornbeck Offshore Services, Inc. 1.50%, due 9/1/19	340,000	198,475

Total Convertible Bond (Cost $372,181)		198,475

Corporate Bonds 42.5%
Advertising 0.2%
Lamar Media Corp. 5.875%, due 2/1/22	1,105,000	1,149,200

	Principal Amount	Value
Aerospace & Defense 0.8%
KLX, Inc. 5.875%, due 12/1/22 (b)	$1,355,000	$1,327,900
Orbital ATK, Inc. 5.50%, due 10/1/23	1,135,000	1,183,237
TransDigm, Inc. 7.50%, due 7/15/21	505,000	535,300
Triumph Group, Inc. 4.875%, due 4/1/21	1,450,000	1,363,000

		4,409,437

Agriculture 0.0%‡
Reynolds American, Inc. 8.125%, due 6/23/19	165,000	195,624

Airlines 1.1%
American Airlines Group, Inc. 4.625%, due 3/1/20 (b)	1,400,000	1,337,000
Continental Airlines, Inc. Series 2009-2, Class A, Pass Through Trust 7.25%, due 5/10/21	311,569	355,968
Series 2003-ERJ1 7.875%, due 1/2/20	405,457	419,892
Northwest Airlines, Inc. Series 2007-1, Class A 7.027%, due 5/1/21	1,120,672	1,263,557
U.S. Airways Group, Inc. Class A Series 2012-1, Pass Through Trust 5.90%, due 4/1/26	863,400	988,593
Series 2010-1 Class A, Pass Through Trust 6.25%, due 10/22/24	507,904	570,122
United Airlines, Inc. Series 2014-2, Class B, Pass Through Trust 4.625%, due 3/3/24	475,473	476,662
Series 2007-1 Pass-Through Trust 6.636%, due 1/2/24	592,408	627,953

		6,039,747

Apparel 0.2%
Hanesbrands, Inc. 4.625%, due 5/15/24 (b)	1,315,000	1,318,288

Auto Manufacturers 0.8%
Ford Motor Co.
6.625%, due 10/1/28	500,000	632,026
7.45%, due 7/16/31	455,000	610,093

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of June 30, 2016, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-309

Portfolio of Investments June 30, 2016 (Unaudited) (continued)

	Principal Amount		Value
Corporate Bonds (continued)
Auto Manufacturers (continued)
Ford Motor Credit Co. LLC 5.875%, due 8/2/21		$150,000	$172,037
General Motors Financial Co., Inc. 3.45%, due 4/10/22		1,500,000	1,498,941
3.70%, due 5/9/23		500,000	502,598
Navistar International Corp. 8.25%, due 11/1/21		1,175,000	825,437

			4,241,132

Auto Parts & Equipment 1.4%
Dana Holding Corp. 5.375%, due 9/15/21		1,385,000	1,420,317
Goodyear Tire & Rubber Co. (The) 5.125%, due 11/15/23		2,000,000	2,065,000
MPG Holdco I, Inc. 7.375%, due 10/15/22		1,250,000	1,228,125
Schaeffler Finance B.V. 4.75%, due 5/15/23 (Germany) (b)		1,245,000	1,263,675
Tenneco, Inc. 5.00%, due 7/15/26		605,000	613,694
ZF North America Capital, Inc. 4.75%, due 4/29/25 (Germany) (b)		1,150,000	1,165,088

			7,755,899

Banks 4.7%
♦Bank of America Corp.
4.875%, due 4/1/44		170,000	193,731
5.00%, due 1/21/44		525,000	607,254
5.875%, due 2/7/42		180,000	227,207
6.11%, due 1/29/37		1,105,000	1,311,579
6.30%, due 12/29/49 (a)		1,415,000	1,503,437
7.625%, due 6/1/19		680,000	787,052
Barclays Bank PLC Series Reg S 10.00%, due 5/21/21 (United Kingdom)	GBP	525,000	865,652
Barclays PLC 5.20%, due 5/12/26 (United Kingdom)		$580,000	586,010
Capital One Financial Corp. 5.55%, due 12/29/49 (a)		1,695,000	1,673,812
CIT Group, Inc.
3.875%, due 2/19/19		890,000	894,450
4.25%, due 8/15/17		105,000	106,942
5.25%, due 3/15/18		95,000	97,877
6.625%, due 4/1/18 (b)		400,000	422,000
Citigroup, Inc.
4.05%, due 7/30/22		105,000	110,627
4.65%, due 7/30/45		615,000	675,841
5.30%, due 5/6/44		565,000	610,058
6.25%, due 12/29/49 (a)		1,345,000	1,381,987
6.625%, due 6/15/32		190,000	232,668

	Principal Amount	Value
Banks (continued)
Citizens Bank N.A. 2.55%, due 5/13/21	$475,000	$479,587
Citizens Financial Group, Inc. 4.30%, due 12/3/25	1,190,000	1,252,536
Discover Bank 8.70%, due 11/18/19	795,000	936,123
Goldman Sachs Group, Inc. (The) 3.625%, due 1/22/23	1,330,000	1,395,114
Huntington Bancshares, Inc. 3.15%, due 3/14/21	1,295,000	1,341,514
JPMorgan Chase & Co. 6.125%, due 12/29/49 (a)	1,345,000	1,393,756
Lloyds Banking Group PLC 4.65%, due 3/24/26	585,000	592,379
Morgan Stanley
4.875%, due 11/1/22	495,000	542,053
5.00%, due 11/24/25	1,150,000	1,259,010
5.45%, due 7/29/49 (a)	1,695,000	1,627,200
Royal Bank of Scotland Group PLC
5.125%, due 5/28/24	870,000	848,340
6.125%, due 12/15/22	550,000	576,792
Wells Fargo & Co. 5.90%, due 12/29/49 (a)	820,000	843,575
Wells Fargo Capital X 5.95%, due 12/1/86	255,000	269,025

		25,645,188

Beverages 0.4%
Anheuser-Busch InBev Finance, Inc. 3.65%, due 2/1/26 (Belgium)	1,400,000	1,499,744
Constellation Brands, Inc. 4.25%, due 5/1/23	760,000	790,400

		2,290,144

Biotechnology 0.5%
Biogen, Inc. 3.625%, due 9/15/22	1,240,000	1,316,271
Celgene Corp. 3.625%, due 5/15/24	1,400,000	1,458,034

		2,774,305

Building Materials 0.8%
Masco Corp. 4.375%, due 4/1/26	575,000	593,107
Standard Industries, Inc. 5.375%, due 11/15/24 (b)	1,000,000	1,017,500
USG Corp.
6.30%, due 11/15/16	2,265,000	2,310,957
9.75%, due 1/15/18	545,000	597,456

		4,519,020

M-310	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Chemicals 0.8%
Ashland, Inc. 4.75%, due 8/15/22	$1,000,000	$995,000
Dow Chemical Co. (The) 4.125%, due 11/15/21	710,000	778,928
8.55%, due 5/15/19	45,000	53,417
Hexion, Inc. 6.625%, due 4/15/20	390,000	326,157
Huntsman International LLC 4.875%, due 11/15/20	1,180,000	1,185,900
WR Grace & Co. 5.125%, due 10/1/21 (b)	765,000	786,037

		4,125,439

Commercial Services 0.7%
Herc Spinoff Escrow Issuer LLC / Herc Spinoff Escrow Issuer Corp. 7.75%, due 6/1/24 (b)	775,000	755,625
Hertz Corp. (The)
5.875%, due 10/15/20	277,000	283,925
7.375%, due 1/15/21	545,000	562,713
Service Corporation International 5.375%, due 1/15/22	1,005,000	1,035,150
United Rentals North America, Inc.
4.625%, due 7/15/23	715,000	721,256
6.125%, due 6/15/23	605,000	629,956

		3,988,625

Computers 0.2%
NCR Corp. 5.00%, due 7/15/22	1,325,000	1,298,500

Diversified Financial Services 0.1%
Alterra Finance LLC 6.25%, due 9/30/20	75,000	85,972
Peachtree Corners Funding Trust 3.976%, due 2/15/25 (b)	425,000	426,101

		512,073

Electric 0.6%
FirstEnergy Transmission LLC 5.45%, due 7/15/44 (b)	1,490,000	1,623,394
Great Plains Energy, Inc. 5.292%, due 6/15/22 (c)	500,000	559,240
Puget Energy, Inc. 5.625%, due 7/15/22	350,000	399,599
♦WEC Energy Group, Inc. 6.25%, due 5/15/67 (a)	681,520	540,704

		3,122,937

Entertainment 0.2%
Mohegan Tribal Gaming Authority 9.75%, due 9/1/21	880,000	937,200

	Principal Amount	Value
Entertainment (continued)
Scientific Games International, Inc. 7.00%, due 1/1/22 (b)	$110,000	$110,550

		1,047,750

Finance—Auto Loans 0.2%
Ally Financial, Inc. 8.00%, due 11/1/31	1,045,000	1,209,588

Finance—Consumer Loans 0.9%
Navient Corp. 8.00%, due 3/25/20	750,000	766,410
OneMain Financial Holdings LLC 7.25%, due 12/15/21 (b)	1,190,000	1,139,425
Springleaf Finance Corp.
6.00%, due 6/1/20	345,000	323,006
7.75%, due 10/1/21	800,000	770,000
Synchrony Financial 4.50%, due 7/23/25	1,735,000	1,799,020

		4,797,861

Finance—Investment Banker/Broker 0.2%
Jefferies Group LLC
5.125%, due 1/20/23	320,000	336,163
6.45%, due 6/8/27	435,000	483,216

		819,379

Finance—Leasing Companies 0.3%
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 4.625%, due 10/30/20 (Netherlands)	1,200,000	1,244,100
International Lease Finance Corp. 5.875%, due 4/1/19	460,000	490,475

		1,734,575

Finance—Other Services 0.2%
Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp.
5.875%, due 2/1/22	145,000	136,681
6.00%, due 8/1/20	945,000	933,188

		1,069,869

Food 2.1%
Darling Ingredients, Inc. 5.375%, due 1/15/22	2,000,000	2,063,760
Kerry Group Financial Services 3.20%, due 4/9/23 (Ireland) (b)	1,290,000	1,296,689
Kraft Heinz Foods Co. 3.00%, due 6/1/26 (b)	280,000	282,290
4.875%, due 2/15/25 (b)	831,000	911,359
5.00%, due 6/4/42	585,000	672,582
Pilgrim’s Pride Corp. 5.75%, due 3/15/25 (b)	955,000	952,613
Smithfield Foods, Inc. 6.625%, due 8/15/22	190,000	198,966

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-311

Portfolio of Investments June 30, 2016 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Food (continued)
Sysco Corp. 3.30%, due 7/15/26	$865,000	$897,414
Tyson Foods, Inc. 3.95%, due 8/15/24	1,810,000	1,953,795
Whole Foods Market, Inc. 5.20%, due 12/3/25 (b)	2,115,000	2,280,361

		11,509,829

Food Services 0.3%
Aramark Services, Inc. 4.75%, due 6/1/26 (b)	950,000	931,000
5.125%, due 1/15/24 (b)	550,000	561,000
5.75%, due 3/15/20	286,000	294,580

		1,786,580

Gas 0.1%
AmeriGas Partners, L.P. / AmeriGas Finance Corp. 5.625%, due 5/20/24	525,000	528,938

Hand & Machine Tools 0.2%
Milacron LLC / Mcron Finance Corp. 7.75%, due 2/15/21 (b)	1,110,000	1,143,300

Health Care—Products 0.7%
Alere, Inc.
6.50%, due 6/15/20	500,000	497,500
7.25%, due 7/1/18	825,000	846,656
Mallinckrodt International Finance S.A. / Mallinckrodt CB LLC
4.875%, due 4/15/20 (b)	500,000	482,500
5.75%, due 8/1/22 (b)	450,000	427,500
Stryker Corp. 2.625%, due 3/15/21	1,075,000	1,111,110
Thermo Fisher Scientific, Inc. 3.00%, due 4/15/23	525,000	535,958

		3,901,224

Health Care—Services 1.3%
CHS / Community Health Systems, Inc. 5.125%, due 8/1/21	1,425,000	1,414,312
Cigna Corp. 4.375%, due 12/15/20	135,000	146,626
DaVita HealthCare Partners, Inc. 5.00%, due 5/1/25	870,000	862,388
Fresenius Medical Care U.S. Finance II, Inc. 5.875%, due 1/31/22 (Germany) (b)	1,155,000	1,266,169
HCA, Inc. 5.00%, due 3/15/24	1,675,000	1,733,625

	Principal Amount	Value
Health Care—Services (continued)
Tenet Healthcare Corp.
4.153%, due 6/15/20 (a)	$700,000	$691,250
6.00%, due 10/1/20	975,000	1,028,625

		7,142,995

Home Builders 1.9%
Beazer Homes USA, Inc.
5.75%, due 6/15/19	410,000	373,100
7.25%, due 2/1/23	500,000	408,750
CalAtlantic Group, Inc. 8.375%, due 5/15/18	800,000	877,000
K. Hovnanian Enterprises, Inc. 7.25%, due 10/15/20 (b)	2,225,000	1,924,625
KB Home 7.50%, due 9/15/22	590,000	607,700
Lennar Corp.
4.50%, due 6/15/19	1,100,000	1,141,690
4.50%, due 11/15/19	200,000	208,330
MDC Holdings, Inc. 5.625%, due 2/1/20	1,100,000	1,135,750
Shea Homes, L.P. / Shea Homes Funding Corp. 5.875%, due 4/1/23 (b)	1,255,000	1,242,450
Toll Brothers Finance Corp. 5.875%, due 2/15/22	670,000	720,920
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc. 5.875%, due 6/15/24	1,430,000	1,453,237

		10,093,552

Hotels, Restaurants & Leisure 0.2%
Marriott International, Inc. 2.30%, due 1/15/22	890,000	895,349

Household Products & Wares 0.5%
Spectrum Brands, Inc. 5.75%, due 7/15/25	2,430,000	2,530,238

Housewares 0.4%
Newell Brands, Inc. 3.85%, due 4/1/23	2,000,000	2,121,338

Insurance 3.4%
Allstate Corp. (The) 6.50%, due 5/15/67 (a)	1,725,000	1,863,000
Berkshire Hathaway Finance Corp. 1.45%, due 3/7/18	1,280,000	1,291,758
Chubb Corp. (The) 6.375%, due 3/29/67 (a)	730,000	635,100
CNA Financial Corp. 4.50%, due 3/1/26	1,260,000	1,341,152

M-312	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Insurance (continued)
Genworth Holdings, Inc.
4.90%, due 8/15/23	$870,000	$654,675
6.15%, due 11/15/66 (a)	565,000	186,450
Hartford Financial Services Group, Inc. (The) 6.10%, due 10/1/41	980,000	1,209,424
Liberty Mutual Group, Inc.
4.25%, due 6/15/23 (b)	145,000	154,024
6.50%, due 3/15/35 (b)	130,000	159,495
7.80%, due 3/7/87 (b)	1,195,000	1,302,550
Markel Corp. 5.00%, due 4/5/46	870,000	918,349
Oil Insurance, Ltd. 3.613%, due 12/29/49 (a)(b)	580,000	452,400
Pacific Life Insurance Co. 7.90%, due 12/30/23 (b)	1,000,000	1,291,324
Progressive Corp. (The) 6.70%, due 6/15/67 (a)	1,450,000	1,330,375
Protective Life Corp. 8.45%, due 10/15/39	725,000	1,014,424
Provident Cos., Inc. 7.25%, due 3/15/28	925,000	1,140,764
Prudential Financial, Inc. 5.625%, due 6/15/43 (a)	795,000	829,042
Validus Holdings, Ltd. 8.875%, due 1/26/40	740,000	1,016,249
Voya Financial, Inc. 3.65%, due 6/15/26	310,000	311,461
XLIT, Ltd.
4.45%, due 3/31/25 (Ireland)	985,000	993,990
6.50%, due 10/29/49 (Ireland) (a)	945,000	656,775

		18,752,781

Internet 0.6%
eBay, Inc. 3.80%, due 3/9/22	1,380,000	1,466,359
Match Group, Inc. 6.375%, due 6/1/24 (b)	1,500,000	1,560,000

		3,026,359

Iron & Steel 0.6%
AK Steel Corp. 7.50%, due 7/15/23	1,105,000	1,121,575
ArcelorMittal 8.00%, due 10/15/39 (Luxembourg)	1,000,000	970,000
Cliffs Natural Resources, Inc. 5.90%, due 3/15/20	465,000	346,425
United States Steel Corp. 8.375%, due 7/1/21 (b)	590,000	619,500

		3,057,500

	Principal Amount	Value
Lodging 1.1%
Boyd Gaming Corp. 6.375%, due 4/1/26 (b)	$550,000	$574,750
Choice Hotels International, Inc. 5.75%, due 7/1/22	1,229,000	1,317,365
MGM Resorts International 6.75%, due 10/1/20	1,600,000	1,748,000
Starwood Hotels & Resorts Worldwide, Inc. 6.75%, due 5/15/18	865,000	943,598
7.15%, due 12/1/19	125,000	144,798
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 5.50%, due 3/1/25 (b)	1,445,000	1,398,038

		6,126,549

Machinery—Construction & Mining 0.2%
Terex Corp.
6.00%, due 5/15/21	150,000	150,188
6.50%, due 4/1/20	1,050,000	1,059,187

		1,209,375

Machinery—Diversified 0.5%
CNH Industrial Capital LLC 4.875%, due 4/1/21	1,445,000	1,470,288
Zebra Technologies Corp. 7.25%, due 10/15/22	1,290,000	1,367,400

		2,837,688

Media 1.3%
CCO Holdings LLC / CCO Holdings Capital Corp. 5.75%, due 1/15/24	690,000	726,156
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 4.464%, due 7/23/22 (b)	1,335,000	1,434,773
Clear Channel Worldwide Holdings, Inc. Series B 6.50%, due 11/15/22	1,275,000	1,275,000
DISH DBS Corp. 5.875%, due 7/15/22	725,000	705,062
iHeartCommunications, Inc. 9.00%, due 3/1/21	1,080,000	761,400
Time Warner Entertainment Co., L.P. 8.375%, due 3/15/23	355,000	463,009
Time Warner, Inc. 3.60%, due 7/15/25	1,000,000	1,058,145
7.70%, due 5/1/32	115,000	160,555
UPCB Finance IV, Ltd. 5.375%, due 1/15/25 (Netherlands) (b)	765,000	757,350

		7,341,450

Mining 0.2%
Aleris International, Inc. 7.875%, due 11/1/20	710,000	628,350

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-313

Portfolio of Investments June 30, 2016 (Unaudited) (continued)

	Principal Amount		Value
Corporate Bonds (continued)
Mining (continued)
FMG Resources (August 2006) Pty, Ltd. 9.75%, due 3/1/22 (b)		$380,000	$419,425

			1,047,775

Miscellaneous—Manufacturing 0.6%
Amsted Industries, Inc. 5.00%, due 3/15/22 (b)		1,390,000	1,390,000
Gates Global LLC / Gates Global Co. 6.00%, due 7/15/22 (b)		1,305,000	1,141,875
Textron Financial Corp. 6.00%, due 2/15/67 (a)(b)		1,295,000	789,950

			3,321,825

Oil & Gas 0.9%
CHC Helicopter S.A. 9.25%, due 10/15/20 (Canada) (d)		1,039,500	462,577
CITGO Petroleum Corp. 6.25%, due 8/15/22 (b)		850,000	813,875
ConocoPhillips 6.50%, due 2/1/39		1,000,000	1,290,300
Denbury Resources, Inc. 6.375%, due 8/15/21		1,155,000	796,950
SM Energy Co. 5.00%, due 1/15/24		875,000	748,125
Sunoco, L.P. / Sunoco Finance Corp.
5.50%, due 8/1/20 (b)		675,000	666,562
6.375%, due 4/1/23 (b)		175,000	173,688

			4,952,077

Packaging & Containers 1.3%
Albea Beauty Holdings S.A. 8.375%, due 11/1/19 (France) (b)		800,000	840,000
Ball Corp. 5.00%, due 3/15/22		1,375,000	1,459,562
Crown European Holdings S.A. 4.00%, due 7/15/22 (France) (b)	EUR	900,000	1,061,198
Owens-Brockway Glass Container, Inc. 5.00%, due 1/15/22 (b)		$555,000	555,694
Rexam PLC 6.75%, due 6/29/67 (United Kingdom) (a)	EUR	525,000	581,337
Reynolds Group Issuer, Inc. 5.125%, due 7/15/23 (New Zealand) (b)		$670,000	678,375
5.75%, due 10/15/20 (New Zealand)		850,000	877,625
Sealed Air Corp. 5.50%, due 9/15/25 (b)		750,000	780,938

			6,834,729

Pharmaceuticals 0.4%
Actavis Funding SCS 3.45%, due 3/15/22		1,530,000	1,588,997

	Principal Amount	Value
Pharmaceuticals (continued)
Endo Ltd. / Endo Finance LLC / Endo Finco, Inc. 6.00%, due 2/1/25 (b)	$615,000	$533,512

		2,122,509

Pipelines 0.8%
Crestwood Midstream Partners, L.P. / Crestwood Midstream Finance Corp. 6.25%, due 4/1/23 (b)	1,025,000	943,000
Hiland Partners Holdings LLC / Hiland Partners Finance Corp. 5.50%, due 5/15/22 (b)	725,000	726,662
MPLX, L.P. 5.50%, due 2/15/23 (b)	925,000	939,797
Plains All American Pipeline, L.P. / PAA Finance Corp. 4.70%, due 6/15/44	975,000	832,774
Spectra Energy Partners, L.P. 4.75%, due 3/15/24	795,000	873,739

		4,315,972

Real Estate Investment Trusts 1.4%
American Tower Corp. 3.375%, due 10/15/26	1,080,000	1,085,618
Corrections Corporation of America
4.625%, due 5/1/23	310,000	312,325
5.00%, due 10/15/22	1,090,000	1,130,875
Crown Castle International Corp.
3.40%, due 2/15/21	920,000	960,420
5.25%, due 1/15/23	1,290,000	1,447,458
Essex Portfolio, L.P. 3.375%, due 4/15/26	545,000	556,193
GEO Group, Inc. (The) 5.875%, due 10/15/24	920,000	931,500
♦Iron Mountain, Inc. 5.75%, due 8/15/24	1,400,000	1,414,000

		7,838,389

Retail 2.1%
AmeriGas Finance LLC / AmeriGas Finance Corp. 7.00%, due 5/20/22	610,000	643,928
Brinker International, Inc. 2.60%, due 5/15/18	835,000	844,906
CVS Pass-Through Trust 5.789%, due 1/10/26 (b)	43,445	48,129
Dollar General Corp. 3.25%, due 4/15/23	1,420,000	1,474,200
Dollar Tree, Inc. 5.75%, due 3/1/23 (b)	1,335,000	1,418,438
L Brands, Inc. 5.625%, due 2/15/22	800,000	860,800

M-314	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Retail (continued)
Macy’s Retail Holdings, Inc. 3.875%, due 1/15/22	$775,000	$796,778
O’Reilly Automotive, Inc. 3.55%, due 3/15/26	1,000,000	1,048,482
QVC, Inc. 4.85%, due 4/1/24	1,125,000	1,164,549
Suburban Propane Partners, L.P. / Suburban Energy Finance Corp.
5.50%, due 6/1/24	1,080,000	1,061,100
5.75%, due 3/1/25	90,000	88,425
Tiffany & Co. 3.80%, due 10/1/24	2,000,000	2,108,512

		11,558,247

Semiconductors 1.0%
Freescale Semiconductor, Inc. 6.00%, due 1/15/22 (b)	1,040,000	1,096,680
NXP B.V. / NXP Funding LLC
4.625%, due 6/15/22 (Netherlands) (b)	590,000	598,850
4.625%, due 6/1/23 (Netherlands) (b)	1,420,000	1,444,850
Qorvo, Inc. 7.00%, due 12/1/25 (b)	1,360,000	1,434,800
Sensata Technologies B.V. 5.00%, due 10/1/25 (b)	1,135,000	1,139,983

		5,715,163

Software 0.5%
First Data Corp.
5.00%, due 1/15/24 (b)	1,205,000	1,208,013
5.375%, due 8/15/23 (b)	200,000	203,102
MSCI, Inc. 5.75%, due 8/15/25 (b)	1,315,000	1,364,312

		2,775,427

Telecommunications 2.2%
AT&T, Inc. 3.60%, due 2/17/23	1,400,000	1,460,451
CommScope Technologies Finance LLC 6.00%, due 6/15/25 (b)	475,000	486,875
CommScope, Inc. 5.00%, due 6/15/21 (b)	985,000	1,006,177
Hughes Satellite Systems Corp.
6.50%, due 6/15/19	405,000	437,400
7.625%, due 6/15/21	575,000	618,772
Inmarsat Finance PLC 4.875%, due 5/15/22 (United Kingdom) (b)	1,170,000	1,067,625
Sprint Communications, Inc. 6.00%, due 11/15/22	1,100,000	865,590
Sprint Corp. 7.25%, due 9/15/21	400,000	341,000

	Principal Amount	Value
Telecommunications (continued)
T-Mobile USA, Inc. 6.125%, due 1/15/22	$1,600,000	$1,678,000
Telecom Italia Capital S.A. 7.721%, due 6/4/38 (Italy)	135,000	140,400
Telefonica Emisiones SAU
4.57%, due 4/27/23 (Spain)	1,139,000	1,260,924
5.462%, due 2/16/21 (Spain)	175,000	199,657
♦Verizon Communications, Inc.
4.862%, due 8/21/46	500,000	546,544
5.15%, due 9/15/23	1,055,000	1,228,680
5.85%, due 9/15/35	350,000	424,844

		11,762,939

Transportation 0.4%
Hapag-Lloyd A.G. 9.75%, due 10/15/17 (Germany) (b)	150,000	149,625
Hornbeck Offshore Services, Inc. 5.00%, due 3/1/21	775,000	459,187
XPO Logistics, Inc. 6.50%, due 6/15/22 (b)	1,445,000	1,378,169

		1,986,981

Total Corporate Bonds (Cost $231,726,037)		232,301,658

Loan Assignments 4.6% (e)
Advertising 0.0%‡
USAGM HoldCo. LLC 2016 Term Loan TBD, due 7/28/22	169,601	167,834

Auto Parts & Equipment 0.1%
Allison Transmission, Inc. New Term Loan B3 3.50%, due 8/23/19	579,984	579,193

Building Materials 0.3%
Stardust Finance Holdings, Inc. Senior Lien Term Loan 6.50%, due 3/13/22	1,500,000	1,458,750

Commercial Services 0.5%
Allied Security Holdings LLC New 1st Lien Term Loan 4.25%, due 2/12/21	854,789	853,721
New 2nd Lien Term Loan 8.00%, due 8/13/21	726,027	724,893
ExamWorks Group, Inc. Term Loan TBD, due 6/8/23	1,340,000	1,336,091

		2,914,705

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-315

Portfolio of Investments June 30, 2016 (Unaudited) (continued)

	Principal Amount	Value
Loan Assignments (continued)
Electric 0.3%
Calpine Corp. Term Loan B7 3.64%, due 5/2/23	$1,750,000	$1,728,125

Entertainment 0.2%
Scientific Games International, Inc. 2014 Term Loan B1 6.00%, due 10/18/20	1,072,500	1,057,753

Food & Staples Retailing 0.4%
US Foods, Inc. 2016 Term Loan B TBD, due 6/27/23	1,940,000	1,931,109

Health Care—Products 0.2%
Ortho-Clinical Diagnostics, Inc. Term Loan B 4.75%, due 6/30/21	1,061,100	998,318

Health Care—Services 0.4%
MPH Acquisition Holdings LLC 2016 Term Loan B 5.00%, due 6/7/23	1,500,000	1,503,482
U.S. Renal Care, Inc. 2015 2nd Lien Term Loan 9.00%, due 12/31/23	600,000	588,000

		2,091,482

Household Products & Wares 0.9%
KIK Custom Products, Inc. 2015 Term Loan B 6.00%, due 8/26/22 (Canada)	3,473,750	3,420,195
Prestige Brands, Inc. Term Loan B3 3.53%, due 9/3/21	1,381,700	1,380,549

		4,800,744

Iron & Steel 0.2%
Signode Industrial Group U.S., Inc. USD Term Loan B 3.75%, due 5/1/21	1,242,647	1,230,997

Media 0.2%
iHeartCommunications, Inc. Term Loan D 7.21%, due 1/30/19	1,136,165	828,926
Virgin Media Investment Holdings, Ltd. USD Term Loan F 3.65%, due 6/30/23 (United Kingdom)	504,991	491,645

		1,320,571

	Principal Amount	Value
Semiconductors 0.3%
Avago Technologies Cayman, Ltd. 2016 USD Term Loan B1 4.25%, due 2/1/23 (Singapore)	$1,421,438	$1,420,254

Telecommunications 0.6%
Level 3 Financing, Inc. 2015 Term Loan B2 3.50%, due 5/31/22	3,500,000	3,482,500

Total Loan Assignments (Cost $25,595,957)		25,182,335

Mortgage-Backed Securities 0.4%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.3%
Banc of America Commercial Mortgage Trust Series 2007-2, Class A4 5.624%, due 4/10/49 (f)	273,717	275,882
Bayview Commercial Asset Trust Series 2006-4A, Class A1 0.683%, due 12/25/36 (a)(b)	100,692	86,604
Bear Stearns Commercial Mortgage Securities Trust Series 2007-PW16, Class A4 5.72%, due 6/11/40 (f)	217,918	222,602
Citigroup Commercial Mortgage Trust Series 2008-C7, Class A4 6.14%, due 12/10/49 (f)	126,894	131,988
Four Times Square Trust Series 2006-4TS, Class A 5.401%, due 12/13/28 (b)	480,000	543,904
Morgan Stanley Capital I Trust Series 2007-IQ15, Class A4 5.906%, due 6/11/49 (f)	142,703	148,059
TimberStar Trust I Series 2006-1A, Class A 5.668%, due 10/15/36 (b)	160,000	160,751

		1,569,790

Residential Mortgages (Collateralized Mortgage Obligations) 0.1%
Deutsche Alt-A Securities, Inc. Alternate Loan Trust Series 2005-5, Class 1A3 5.50%, due 11/25/35 (a)	53,367	49,700
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 1.17%, due 2/25/42 (a)(b)(g)(h)	335,657	285,204

M-316	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Residential Mortgages (Collateralized Mortgage Obligations) (continued)
WaMu Mortgage Pass-Through Certificates Series 2006-AR14, Class 1A1 2.204%, due 11/25/36 (f)	$202,702	$178,418

		513,322

Total Mortgage-Backed Securities (Cost $1,896,847)		2,083,112

U.S. Government & Federal Agency 0.0%‡
Federal National Mortgage Association (Mortgage Pass-Through Security) 0.0%‡
6.00%, due 4/1/37	44,458	49,335

Total U.S. Government & Federal Agency (Cost $44,378)		49,335

Total Long-Term Bonds (Cost $262,527,540)		262,159,021

	Shares
Common Stocks 43.8%
Aerospace & Defense 0.9%
BAE Systems PLC (United Kingdom)	414,610	2,907,204
Lockheed Martin Corp.	8,675	2,152,875

		5,060,079

Agriculture 3.8%
Altria Group, Inc.	60,195	4,151,047
British American Tobacco PLC (United Kingdom)	57,320	3,729,839
Imperial Brands PLC (United Kingdom)	74,275	4,032,006
♦Philip Morris International, Inc.	45,035	4,580,960
Reynolds American, Inc.	74,778	4,032,778

		20,526,630

Auto Manufacturers 0.4%
Daimler A.G. Registered (Germany)	40,475	2,413,756

Banks 1.4%
Commonwealth Bank of Australia (Australia)	28,660	1,608,338
Svenska Handelsbanken AB Class A (Sweden)	167,260	2,023,236
Wells Fargo & Co.	39,470	1,868,115
Westpac Banking Corp. (Australia)	97,791	2,171,643

		7,671,332

Beverages 0.9%
Coca-Cola Co. (The)	33,720	1,528,528
Diageo PLC (United Kingdom)	65,350	1,828,572

	Shares	Value
Beverages (continued)
PepsiCo., Inc.	15,230	$1,613,466

		4,970,566

Chemicals 1.4%
Agrium, Inc. (Canada)	15,930	1,440,391
BASF S.E. (Germany)	31,030	2,367,189
Dow Chemical Co. (The)	54,950	2,731,564
Yara International ASA (Norway)	36,710	1,165,454

		7,704,598

Commercial Services 0.7%
Automatic Data Processing, Inc.	17,900	1,644,473
R.R. Donnelley & Sons Co.	130,220	2,203,322

		3,847,795

Cosmetics & Personal Care 0.8%
Procter & Gamble Co. (The)	22,810	1,931,323
Unilever PLC (United Kingdom)	51,795	2,484,454

		4,415,777

Electric 5.8%
Ameren Corp.	61,075	3,272,398
♦Duke Energy Corp.	53,078	4,553,562
Entergy Corp.	46,115	3,751,455
♦PPL Corp.	123,440	4,659,860
Southern Co. (The)	40,865	2,191,590
SSE PLC (United Kingdom)	115,195	2,408,716
TECO Energy, Inc.	63,340	1,750,718
Terna Rete Elettrica Nazionale S.p.A. (Italy)	744,970	4,150,998
♦WEC Energy Group, Inc.	76,349	4,985,590

		31,724,887

Electrical Components & Equipment 0.3%
Emerson Electric Co.	33,530	1,748,925

Engineering & Construction 0.5%
Vinci S.A. (France)	40,590	2,890,890

Entertainment 0.4%
Regal Entertainment Group Class A	90,070	1,985,143

Environmental Controls 0.4%
Waste Management, Inc.	29,600	1,961,592

Finance—Other Services 0.6%
CME Group, Inc.	20,400	1,986,960
Singapore Exchange, Ltd. (Singapore)	261,822	1,491,517

		3,478,477

Food 0.7%
Nestle S.A. Registered (Switzerland)	19,220	1,482,548
Orkla ASA (Norway)	240,860	2,133,489

		3,616,037

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-317

Portfolio of Investments June 30, 2016 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Gas 1.3%
Gas Natural SDG S.A. (Spain)	83,720	$1,660,254
♦National Grid PLC (United Kingdom)	330,970	4,867,078
Snam S.p.A. (Italy)	91,186	545,534

		7,072,866

Health Care—Services 0.3%
Sonic Healthcare, Ltd. (Australia)	91,540	1,479,744

Household Products & Wares 0.5%
Kimberly-Clark Corp.	20,310	2,792,219

Insurance 1.8%
Allianz S.E. Registered (Germany)	11,890	1,693,993
Arthur J. Gallagher & Co.	28,370	1,350,412
AXA S.A. (France)	101,090	2,030,858
Muenchener Rueckversicherungs-Gesellschaft A.G. Registered (Germany)	21,090	3,524,735
SCOR S.E. (France)	50,369	1,517,376

		10,117,374

Investment Management/Advisory Services 0.3%
BlackRock, Inc.	4,425	1,515,695

Media 0.2%
ION Media Networks, Inc. (g)(h)(i)(j)	8	4,283
Shaw Communications, Inc. Class B (Canada)	54,699	1,049,990

		1,054,273

Miscellaneous—Manufacturing 0.8%
Eaton Corp. PLC	29,645	1,770,696
Siemens A.G. Registered (Germany)	24,200	2,479,001

		4,249,697

Oil & Gas 3.0%
Exxon Mobil Corp.	25,290	2,370,684
Occidental Petroleum Corp.	45,800	3,460,648
Royal Dutch Shell PLC Class A, Sponsored ADR (Netherlands)	64,890	3,583,226
Statoil ASA (Norway)	213,170	3,691,124
Total S.A. (France)	74,110	3,573,709

		16,679,391

Pipelines 0.3%
Enterprise Products Partners, L.P.	58,210	1,703,225

Pharmaceuticals 3.1%
AbbVie, Inc.	33,825	2,094,106
AstraZeneca PLC, Sponsored ADR (United Kingdom)	103,970	3,138,854
GlaxoSmithKline PLC (United Kingdom)	171,140	3,679,217

	Shares	Value
Pharmaceuticals (continued)
Johnson & Johnson	14,685	$1,781,291
Merck & Co., Inc.	32,610	1,878,662
Pfizer, Inc.	45,340	1,596,421
Roche Holding A.G. (Switzerland)	6,445	1,701,677
Sanofi (France)	14,875	1,250,362

		17,120,590

Real Estate Investment Trusts 2.8%
Corrections Corporation of America	85,790	3,004,366
♦Iron Mountain, Inc.	107,950	4,299,649
Unibail-Rodamco S.E. (France)	12,187	3,160,004
♦Welltower, Inc.	65,620	4,998,275

		15,462,294

Retail 0.6%
McDonald’s Corp.	26,100	3,140,874

Savings & Loans 0.3%
People’s United Financial, Inc.	110,900	1,625,794

Semiconductors 1.5%
Microchip Technology, Inc.	37,280	1,892,333
QUALCOMM, Inc.	33,910	1,816,558
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR (Taiwan)	86,695	2,274,010
Texas Instruments, Inc.	37,640	2,358,146

		8,341,047

Software 0.3%
Microsoft Corp.	29,845	1,527,169

Telecommunications 6.9%
♦AT&T, Inc.	111,515	4,818,563
BCE, Inc. (Canada)	94,285	4,461,926
CenturyLink, Inc.	76,775	2,227,243
Cisco Systems, Inc.	66,050	1,894,975
Deutsche Telekom A.G. Registered (Germany)	102,880	1,750,455
Rogers Communications, Inc. Class B (Canada)	101,250	4,098,746
Singapore Telecommunications, Ltd. (Singapore)	595,296	1,840,844
Swisscom A.G. Registered (Switzerland)	6,640	3,298,446
Telstra Corp., Ltd. (Australia)	731,140	3,042,749
TELUS Corp. (Canada)	53,290	1,715,905
♦Verizon Communications, Inc.	81,142	4,530,969
Vodafone Group PLC (United Kingdom)	1,305,970	3,975,620

		37,656,441

M-318	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Transportation 0.8%
Deutsche Post A.G. Registered (Germany)	81,520	$2,275,923
United Parcel Service, Inc. Class B	18,250	1,965,890

		4,241,813

Total Common Stocks (Cost $214,578,745)		239,796,990

	Principal Amount
Short-Term Investment 6.2%
Repurchase Agreement 6.2%
Fixed Income Clearing Corp. 0.03%, dated 6/30/16 due 7/1/16 Proceeds at Maturity $33,738,806 (Collateralized by United States Treasury Notes with a rate of 1.375% and a maturity date of 4/30/20, with a Principal Amount of $33,745,000 and a Market Value of $34,419,900)	$33,738,778	33,738,778

Total Short-Term Investment (Cost $33,738,778)		33,738,778

Total Investments (Cost $510,845,063) (k)	97.9%	535,694,789
Other Assets, Less Liabilities	2.1	11,619,129
Net Assets	100.0%	$547,313,918

‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown was the rate in effect as of June 30, 2016.
(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Step coupon—Rate shown was the rate in effect as of June 30, 2016.

(d)	Issue in default.

(e)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown was the weighted average interest rate of all contracts within the floating rate loan facility as of June 30, 2016.

(f)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of June 30, 2016.

(g)	Illiquid security—As of June 30, 2016, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $289,487, which represented 0.1% of the Portfolio’s net assets.

(h)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of June 30, 2016, the total market value of these securities was $289,487, which represented 0.1% of the Portfolio’s net assets.

(i)	Restricted security.

(j)	Non-income producing security.

(k)	As of June 30, 2016, cost was $511,247,336 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$42,445,794
Gross unrealized depreciation	(17,998,341)

Net unrealized appreciation	$24,447,453

As of June 30, 2016, the Portfolio held the following foreign currency forward contracts:

Foreign Currency Buy Contracts	Expiration Date	Counterparty	Contract Amount Purchased		Contract Amount Sold	Unrealized Appreciation (Depreciation)
Euro vs. U.S. Dollar	7/28/16	JPMorgan Chase Bank	EUR	5,048,000	$5,630,236	$(23,543)
Pound Sterling vs. U.S. Dollar	7/28/16	JPMorgan Chase Bank	GBP	6,586,000	9,063,566	(294,288)

Foreign Currency Sales Contracts			Contract Amount Sold		Contract Amount Purchased
Canadian Dollar vs. U.S. Dollar	7/28/16	JPMorgan Chase Bank	CAD	7,202,000	5,722,140	147,103
Euro vs. U.S. Dollar	7/28/16	JPMorgan Chase Bank	EUR	36,920,000	41,914,190	908,022
Pound Sterling vs. U.S. Dollar	7/28/16	JPMorgan Chase Bank	GBP	22,993,000	33,431,683	2,816,439
Net unrealized appreciation (depreciation) on foreign currency forward contracts						$3,553,733

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-319

Portfolio of Investments June 30, 2016 (Unaudited) (continued)

As of June 30, 2016, the Portfolio held the following futures contracts1:

Type	Number of Contracts Long	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
5-Year United States Treasury Note	60	September 2016	$7,329,844	$129,714
Euro Stoxx 50	675	September 2016	21,386,266	(1,298,899)
Nikkei 225	210	September 2016	16,004,455	(890,376)
Standard & Poor’s 500 Index Mini	585	September 2016	61,138,350	(270,358)
United States Treasury Bond	94	September 2016	16,200,312	947,278

			$122,059,227	$(1,382,641)

1.	As of June 30, 2016, cash in the amount of $6,405,792 was on deposit with brokers for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of June 30, 2016.

The following abbreviations are used in the preceding pages:

ADR—American Depositary Receipt

CAD—Canadian Dollar

EUR—Euro

GBP—British Pound Sterling

TBD—To Be Determined

M-320	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016, for valuing the Portfolio’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$2,344,106	$—	$2,344,106
Convertible Bond	—	198,475	—	198,475
Corporate Bonds	—	232,301,658	—	232,301,658
Loan Assignments	—	25,182,335	—	25,182,335
Mortgage-Backed Securities (b)	—	1,797,908	285,204	2,083,112
U.S. Government & Federal Agency	—	49,335	—	49,335

Total Long-Term Bonds	—	261,873,817	285,204	262,159,021

Common Stocks
Aerospace & Defense	2,152,875	2,907,204	—	5,060,079
Agriculture	12,764,785	7,761,845		20,526,630
Auto Manufacturers	—	2,413,756	—	2,413,756
Banks	1,868,115	5,803,217	—	7,671,332
Beverages	3,141,994	1,828,572	—	4,970,566
Chemicals	4,171,955	3,532,643	—	7,704,598
Cosmetics & Personal Care	1,931,323	2,484,454	—	4,415,777
Electric	25,165,173	6,559,714	—	31,724,887
Engineering & Construction	—	2,890,890	—	2,890,890
Finance – Other Services	1,986,960	1,491,517	—	3,478,477
Food	—	3,616,037	—	3,616,037
Gas	—	7,072,866	—	7,072,866
Health Care—Services	—	1,479,744	—	1,479,744
Insurance	1,350,412	8,766,962	—	10,117,374
Media (c)	1,049,990	—	4,283	1,054,273
Miscellaneous—Manufacturing	1,770,696	2,479,001	—	4,249,697
Oil & Gas	9,414,558	7,264,833	—	16,679,391
Pharmaceuticals	10,489,334	6,631,256	—	17,120,590
Telecommunications	23,748,327	13,908,114	—	37,656,441
Transportation	1,965,890	2,275,923	—	4,241,813
All Other Industries	45,651,772	—	—	45,651,772

Total Common Stocks	148,624,159	91,168,548	4,283	239,796,990

Short-Term Investment
Repurchase Agreement	—	33,738,778	—	33,738,778

Total Investments in Securities	148,624,159	386,781,143	289,487	535,694,789

Other Financial Instruments
Foreign Currency Forward Contracts (d)	—	3,871,564	—	3,871,564
Futures Contracts Long (d)	1,076,992	—	—	1,076,992

Total Investments in Securities and Other Financial Instruments	$149,701,151	$390,652,707	$289,487	$540,643,345

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-321

Portfolio of Investments June 30, 2016 (Unaudited) (continued)

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Other Financial Instruments
Foreign Currency Forward Contracts (d)	$—	$(317,831)	$		$(317,831)
Futures Contracts Long (d)	(2,459,633)	—		—	(2,459,633)

Total Other Financial Instruments	$(2,459,633)	$(317,831)		$—	$(2,777,464)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $285,204 is held in Residential Mortgage (Collateralized Mortgage Obligation) within the Mortgage-Backed Securities section of the Portfolio of Investments.

(c)	The Level 3 security valued at $4,283 is held in Media within the Common Stocks section of the Portfolio of Investments.

(d)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

During the period ended June 30, 2016, certain foreign equity securities with a total market value of $89,265,694 transferred from Level 1 to Level 2, as the prices of these securities were fair valued by applying factors provided by a third party vendor in accordance with the portfolio’s policies and procedures. (See Note 2)

During the period ended June 30, 2016, a foreign equity security with a total market value of $48,740 transferred from Level 3 to Level 2, as the price was based on quoted prices in active markets compared with the prior year’s price whose fair value was measured by utilizing significant unobservable inputs.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2015	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales (a)	Transfers in to Level 3	Transfers out of Level 3	Balance as of June 30, 2016	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at June 30, 2016 (b)
Long-Term Bonds
Corporate Bonds Retail	$48,740	$—	$—	$—	$—	$—	$—	$(48,740)	$—	$—
Loan Assignments
Machinery—Construction & Mining	980,000	—	—	—	20,000	(1,000,000)	—	—	—	—
Mortgage-Backed Securities
Residential Mortgages (Collateralized Mortgage Obligations)	285,980	—	—	(776)	—	—	—	—	285,204	(776)
Common Stocks
Media	3,476	—	—	807	—	—	—	—	4,283	807

Total	$1,318,196	$—	$—	$31	$20,000	$(1,000,000)	$—	$(48,740)	$289,487	$31

(a)	Sales include principal reductions.

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

M-322	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2016 (Unaudited)

Assets
Investment in securities, at value (identified cost $510,845,063)	$535,694,789
Cash collateral on deposit at broker	6,405,792
Cash denominated in foreign currencies (identified cost $1,428,078)	1,325,173
Receivables:
Dividends and interest	4,440,301
Variation margin on futures contracts	902,052
Investment securities sold	516,503
Fund shares sold	150,769
Other assets	2,244
Unrealized appreciation on foreign currency forward contracts	3,871,564

Total assets	553,309,187

Liabilities
Due to custodian	22,240
Payables:
Investment securities purchased	5,056,963
Manager (See Note 3)	251,861
Fund shares redeemed	159,667
NYLIFE Distributors (See Note 3)	68,512
Shareholder communication	32,272
Custodian	29,580
Professional fees	28,579
Trustees	936
Accrued expenses	11,764
Interest expense and fees payable	15,064
Unrealized depreciation on foreign currency forward contracts	317,831

Total liabilities	5,995,269

Net assets	$547,313,918

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$34,631
Additional paid-in capital	528,708,395

528,743,026
Undistributed net investment income	711,247
Accumulated net realized gain (loss) on investments, futures transactions and foreign currency transactions	(8,746,307)
Net unrealized appreciation (depreciation) on investments and futures contracts	23,467,085
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	3,138,867

Net assets	$547,313,918

Initial Class
Net assets applicable to outstanding shares	$206,760,110

Shares of beneficial interest outstanding	13,026,639

Net asset value per share outstanding	$15.87

Service Class
Net assets applicable to outstanding shares	$340,553,808

Shares of beneficial interest outstanding	21,603,935

Net asset value per share outstanding	$15.76

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-323

Statement of Operations for the six months ended June 30, 2016 (Unaudited)

Investment Income (Loss)
Income
Interest	$6,318,008
Dividends (a)	5,697,461

Total income	12,015,469

Expenses
Manager (See Note 3)	1,471,822
Distribution and service—Service Class (See Note 3)	393,811
Professional fees	48,056
Custodian	39,247
Shareholder communication	36,186
Interest expense	10,261
Trustees	6,489
Miscellaneous	17,878

Total expenses	2,023,750

Net investment income (loss)	9,991,719

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(11,392,565)
Futures transactions	315,086
Foreign currency transactions	(1,190,686)

Net realized gain (loss) on investments, futures transactions and foreign currency transactions	(12,268,165)

Net change in unrealized appreciation (depreciation) on:
Investments	33,819,606
Futures contracts	(1,397,986)
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	2,885,090

Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	35,306,710

Net realized and unrealized gain (loss) on investments, futures transactions and foreign currency transactions	23,038,545

Net increase (decrease) in net assets resulting from operations	$33,030,264

(a)	Dividends recorded net of foreign withholding taxes in the amount of $411,549.

M-324	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2016 (Unaudited) and the year ended December 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$9,991,719	$19,703,418
Net realized gain (loss) on investments, futures transactions and foreign currency transactions	(12,268,165)	9,319,070
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	35,306,710	(49,787,846)

Net increase (decrease) in net assets resulting from operations	33,030,264	(20,765,358)

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(5,727,379)	(10,600,264)
Service Class	(8,811,615)	(14,412,899)

	(14,538,994)	(25,013,163)

From net realized gain on investments:
Initial Class	—	(7,932,289)
Service Class	—	(11,689,081)

	—	(19,621,370)

Total dividends and distributions to shareholders	(14,538,994)	(44,634,533)

Capital share transactions:
Net proceeds from sale of shares	35,191,721	95,581,277
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	14,538,994	44,634,533
Cost of shares redeemed	(36,456,362)	(78,328,747)

Increase (decrease) in net assets derived from capital share transactions	13,274,353	61,887,063

Net increase (decrease) in net assets	31,765,623	(3,512,828)

Net Assets
Beginning of period	515,548,295	519,061,123

End of period	$547,313,918	$515,548,295

Undistributed net investment income at end of period	$711,247	$5,258,522

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-325

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,
	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$15.31		$17.30	$17.70	$15.63	$14.18	$14.22

Net investment income (loss) (a)	0.31		0.64	0.80	0.69	0.68	0.64
Net realized and unrealized gain (loss) on investments	0.64		(1.36)	0.36	2.22	1.48	(0.13)
Net realized and unrealized gain (loss) on foreign currency transactions	0.05		0.14	0.23	(0.08)	(0.04)	0.03

Total from investment operations	1.00		(0.58)	1.39	2.83	2.12	0.54

Less dividends and distributions:
From net investment income	(0.44)		(0.80)	(1.04)	(0.76)	(0.67)	(0.58)
From net realized gain on investments	—		(0.61)	(0.75)	—	—	—

Total dividends and distributions	(0.44)		(1.41)	(1.79)	(0.76)	(0.67)	(0.58)

Net asset value at end of period	$15.87		$15.31	$17.30	$17.70	$15.63	$14.18

Total investment return	6.59	%(b)	(3.50%)	8.10%	18.38%	15.00%	4.12%
Ratios (to average net assets)/ Supplemental Data:
Net investment income (loss)	4.02	%††	3.79%	4.44%	4.05%	4.44%	4.40%
Net expenses	0.63	%††	0.63%	0.63%	0.64%	0.64%	0.65%
Portfolio turnover rate	12%		35%	13%	22%	34%	31%
Net assets at end of period (in 000’s)	$206,760		$206,198	$234,670	$234,999	$214,268	$209,222

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.

M-326	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Service Class
	Six months ended June 30,		Year ended December 31,
	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$15.21		$17.20	$17.57	$15.54	$14.12	$14.17

Net investment income (loss) (a)	0.29		0.59	0.74	0.63	0.63	0.60
Net realized and unrealized gain (loss) on investments	0.63		(1.35)	0.38	2.22	1.47	(0.13)
Net realized and unrealized gain (loss) on foreign currency transactions	0.05		0.14	0.23	(0.08)	(0.04)	0.03

Total from investment operations	0.97		(0.62)	1.35	2.77	2.06	0.50

Less dividends and distributions:
From net investment income	(0.42)		(0.76)	(0.97)	(0.74)	(0.64)	(0.55)
From net realized gain on investments	—		(0.61)	(0.75)	—	—	—

Total dividends and distributions	(0.42)		(1.37)	(1.72)	(0.74)	(0.64)	(0.55)

Net asset value at end of period	$15.76		$15.21	$17.20	$17.57	$15.54	$14.12

Total investment return	6.46	%(b)	(3.74%)	7.83%	18.08%	14.71%	3.86%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.78	%††	3.54%	4.12%	3.75%	4.17%	4.15%
Net expenses	0.88	%††	0.88%	0.88%	0.89%	0.89%	0.90%
Portfolio turnover rate	12%		35%	13%	22%	34%	31%
Net assets at end of period (in 000’s)	$340,554		$309,350	$284,391	$196,833	$102,993	$66,764

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-327

MainStay VP International Equity Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2016

Class	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	–0.39%	0.06%	3.73%	3.24%	0.95%
Service Class Shares	–0.50	–0.18	3.48	2.99	1.20

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
MSCI ACWI® Ex U.S.[2]	–1.02%	–10.24%	0.10%	1.87%
MSCI EAFE® Index[2]	–4.42	–10.16	1.68	1.58
Average Lipper Variable Products International Multi-Cap Growth Portfolio[3]	–2.31	–8.12	2.03	2.66

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
3.	The Average Lipper Variable Products International Multi-Cap Growth Portfolio is representative of portfolios that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. International multi-cap growth portfolios typically have above-average characteristics compared to the MSCI EAFE Index. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns with all dividend and capital gain distributions reinvested.

M-328	MainStay VP International Equity Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP International Equity Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2016 to June 30, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2016, to June 30, 2016. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

June 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ”Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/16	Ending Account Value (Based on Actual Returns and Expenses) 6/30/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/16	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$996.10	$4.71	$1,020.10	$4.77

Service Class Shares	$1,000.00	$995.00	$5.95	$1,018.90	$6.02

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.95% for Initial Class and 1.20% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-329

Country Composition as of June 30, 2016 (Unaudited)

Japan	16.8%
United States	13.0
United Kingdom	12.7
Germany	7.6
Switzerland	6.5
China	5.6
India	5.4
Ireland	5.1
Israel	4.2
Denmark	3.5
Jordan	3.3
Sweden	3.3

Belgium	2.6%
Italy	1.8
Spain	1.7
Thailand	1.4
Brazil	1.3
Netherlands	1.3
South Africa	1.1
Australia	0.6
Other Assets, Less Liabilities	1.2

100.0%

See Portfolio of Investments beginning on page M-333 for specific holdings within these categories.

Top Ten Holdings as of June 30, 2016 (excluding short-term investment) (Unaudited)

1.	Fresenius Medical Care A.G. & Co. KGaA
2.	Start Today Co., Ltd.
3.	Tsuruha Holdings, Inc.
4.	Check Point Software Technologies, Ltd.
5.	CyberAgent, Inc.
6.	TE Connectivity, Ltd.
7.	NetEase, Inc.
8.	Novo Nordisk A/S Class B
9.	Hikma Pharmaceuticals PLC
10.	Accenture PLC Class A

M-330	MainStay VP International Equity Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Edward Ramos, CFA, Carlos Garcia-Tunon, CFA, and Eve Glatt of Cornerstone Capital Management Holdings LLC, the Portfolio’s Subadvisor.

How did MainStay VP International Equity Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2016?

For the six months ended June 30, 2016, MainStay VP International Equity Portfolio returned –0.39% for Initial Class shares and –0.50% for Service Class shares. Over the same period, both share classes outperformed the –1.02% return of the MSCI ACWI® (All Country World Index) Ex U.S.,1 which is the Portfolio’s primary benchmark, and the –4.42% return of the MSCI EAFE® Index,1 which is a secondary benchmark of the Portfolio. Both share classes outperformed the –2.31% return of the Average Lipper1 Variable Products International Multi-Cap Growth Portfolio for the six months ended June 30, 2016.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio’s performance relative to the MSCI ACWI® Ex U.S. benefited from positive stock selection, which was partially offset by negative contributions from sector and country allocations. (Contributions take weightings and total returns into account.) Stock selection on a country basis helped the Portfolio’s relative performance with notable strength in Japan, Israel and India. Stock selection on a sector basis also contributed positively, with consumer discretionary, financials and consumer staples among the primary contributors. The negative effects of sector allocation came primarily from underweight allocations relative to the MSCI ACWI® Ex U.S. in energy and materials and the Portfolio’s overweight position in health care. The negative effects from country allocation were driven by overweight positions relative to the Index in Ireland and Israel and an underweight position in Canada.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The sectors that made the strongest positive contributions to the Portfolio’s performance relative to the MSCI ACWI® Ex U.S. were financials, consumer discretionary and industrials. All three sectors benefited from favorable stock selection, while financials also benefited from a positive allocation effect (the Portfolio held an underweight position relative to the MSCI ACWI® Ex U.S. in this underperforming sector). The allocation effect for consumer discretionary was negative (the Portfolio held an overweight position in this underperforming sector), but positive stock selection more than offset the allocation effect. The allocation effect was also negative for industrials (the Portfolio held an underweight position in this outperforming sector), but positive stock selection and strong sector performance more than offset this allocation effect.

The sectors that made the strongest negative contributions to the Portfolio’s performance relative to the MSCI ACWI® Ex U.S. were information technology, energy and health care. The information technology and health care sectors suffered from unfavorable stock-selection effects (the selection effect from energy was zero because the Portfolio had no exposure to this sector during the reporting period), with the allocation effect being positive for information technology and negative for energy and health care. The Portfolio held overweight positions in the information technology and health care sectors, which underperformed the MSCI ACWI® Ex U.S. Having no exposure to energy stocks hurt the Portfolio’s relative performance because the energy sector materially outperformed the MSCI ACWI® Ex U.S. during the reporting period.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

During the reporting period, the stocks that made the strongest positive contributions to the Portfolio’s absolute performance were Japanese online apparel shopping site operator Start Today, Japanese Internet-based services provider CyberAgent and Japanese drugstore operator Tsuruha Holdings. All three stocks contributed positively to the Portfolio’s performance on continued strong growth and strategy execution.

The most significant detractors from the Portfolio’s relative performance were Irish private-label over-the-counter pharmaceutical company Perrigo, U.K. hospitality group Whitbread and German Internet access provider United Internet. Perrigo suffered from disappointing earnings guidance and the surprise resignation of its CEO. Whitbread suffered from Britain’s decision to leave the European Union (Brexit), and United Internet weakened on concerns about the sustainability of its revenue growth.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

M-331

Did the Portfolio make any significant purchases or sales during the reporting period?

Notable purchases during the reporting period included U.K. medical technology company LivaNova, Belgian biopharmaceutical company UCB and Japanese bank Suruga Bank. Notable sales during the reporting period included German payment and processing provider Wirecard, U.K. testing and inspection company Intertek and Spanish testing and inspection company Applus Services.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio increased its exposure to the health care and financials sectors.

Over the same period, the Portfolio reduced its exposure to the information technology and industrials sectors.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2016, the Portfolio held overweight positions relative to the MSCI ACWI® Ex U.S. in the health care, information technology and consumer discretionary sectors. As of the same date, the Portfolio held underweight positions in the financials, energy and industrials sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-332	MainStay VP International Equity Portfolio

Portfolio of Investments June 30, 2016 (Unaudited)

	Shares	Value
Common Stocks 98.2%†
Australia 0.6%
Gateway Lifestyle (Real Estate Management & Development)	1,359,876	$2,917,685

Belgium 2.6%
Ontex Group N.V. (Personal Products)	154,842	4,894,542
UCB S.A. (Pharmaceuticals)	102,958	7,698,644

		12,593,186

Brazil 1.3%
Qualicorp S.A. (Health Care Providers & Services)	1,110,497	6,433,505

China 5.6%
Baidu, Inc., Sponsored ADR (Internet Software & Services) (a)	43,105	7,118,791
CT Environmental Group, Ltd. (Water Utilities)	6,742,000	1,978,673
♦NetEase, Inc., ADR (Internet Software & Services)	96,071	18,562,839

		27,660,303

Denmark 3.5%
♦Novo Nordisk A/S Class B (Pharmaceuticals)	315,156	16,948,164

Germany 7.6%
♦Fresenius Medical Care A.G. & Co. KGaA (Health Care Providers & Services)	280,268	24,250,389
United Internet A.G. Registered (Internet Software & Services)	317,397	13,095,888

		37,346,277

India 5.4%
Housing Development Finance Corp., Ltd. (Thrifts & Mortgage Finance)	403,692	7,526,480
Lupin, Ltd. (Pharmaceuticals)	287,943	6,605,884
Yes Bank, Ltd. (Banks)	754,333	12,381,446

		26,513,810

Ireland 5.1%
Experian PLC (Professional Services)	773,405	14,690,485
Paddy Power Betfair PLC (Hotels, Restaurants & Leisure)	43,019	4,524,738
Shire PLC (Biotechnology)	91,257	5,619,557

		24,834,780

Israel 4.2%
♦Check Point Software Technologies, Ltd. (Software) (a)	259,735	20,695,685

	Shares	Value
Italy 1.8%
De’Longhi S.p.A. (Household Durables)	139,436	$3,319,818
DiaSorin S.p.A. (Health Care Equipment & Supplies)	88,677	5,441,435

		8,761,253

Japan 16.8%
♦CyberAgent, Inc. (Media)	336,300	20,188,494
♦Start Today Co., Ltd. (Internet & Catalog Retail)	404,786	21,508,877
Suruga Bank, Ltd. (Banks)	291,300	6,577,881
Sysmex Corp. (Health Care Equipment & Supplies)	194,097	13,267,575
♦Tsuruha Holdings, Inc. (Food & Staples Retailing)	173,640	20,855,721

		82,398,548

Jordan 3.3%
♦Hikma Pharmaceuticals PLC (Pharmaceuticals)	495,746	16,347,929

Netherlands 1.3%
GrandVision N.V. (Specialty Retail) (b)	179,250	4,672,038
IMCD Group N.V. (Trading Companies & Distributors)	40,432	1,600,694

		6,272,732

South Africa 1.1%
Mediclinic International PLC (Health Care Providers & Services)	379,724	5,559,611

Spain 1.7%
Almirall S.A. (Pharmaceuticals)	207,550	3,094,575
Grifols S.A. (Biotechnology)	236,411	5,338,704

		8,433,279

Sweden 3.3%
Hexagon AB Class B (Electronic Equipment, Instruments & Components)	310,071	11,286,571
Svenska Handelsbanken AB Class A (Banks)	390,176	4,719,706

		16,006,277

Switzerland 6.5%
DKSH Holding A.G. (Professional Services)	77,816	5,094,118
Syngenta A.G. Registered (Chemicals)	9,678	3,719,994
♦TE Connectivity, Ltd. (Electronic Equipment, Instruments & Components)	332,341	18,979,995
Tecan Group A.G. Registered (Life Sciences Tools & Services)	24,843	3,869,133

		31,663,240

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of June 30, 2016, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-333

Portfolio of Investments June 30, 2016 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Thailand 1.4%
Kasikornbank PCL (Banks)	1,359,838	$6,686,652

United Kingdom 12.7%
Abcam PLC (Biotechnology)	535,514	5,506,588
ARM Holdings PLC (Semiconductors & Semiconductor Equipment)	587,580	8,899,461
HomeServe PLC (Commercial Services & Supplies)	507,692	3,593,635
Johnson Matthey PLC (Chemicals)	210,964	7,985,972
Prudential PLC (Insurance)	643,101	10,955,740
SABMiller PLC (Beverages)	191,028	11,136,329
Whitbread PLC (Hotels, Restaurants & Leisure)	309,204	14,452,132

		62,529,857

United States 12.4%
♦Accenture PLC Class A (IT Services)	141,308	16,008,783
ICON PLC (Life Sciences Tools & Services) (a)	192,856	13,501,849
LivaNova PLC (Health Care Equipment & Supplies) (a)	248,288	12,471,506
Perrigo Co. PLC (Pharmaceuticals)	125,751	11,401,843
Samsonite International S.A. (Textiles, Apparel & Luxury Goods)	2,744,700	7,589,853

		60,973,834

Total Common Stocks (Cost $421,285,033)		481,576,607

	Principal Amount	Value
Short-Term Investment 0.6%
Repurchase Agreement 0.6%
United States 0.6%
Fixed Income Clearing Corp. 0.03%, dated 6/30/16 due 7/1/16 Proceeds at Maturity $2,710,788 (Collateralized by a United States Treasury Note with a rate of 1.375% and a maturity date of 4/30/20, with a Principal Amount of $2,715,000 and a Market Value of $2,769,300) (Capital Markets)	$2,710,786	$2,710,786

Total Short-Term Investment (Cost $2,710,786)		2,710,786

Total Investments (Cost $423,995,819) (c)	98.8%	484,287,393
Other Assets, Less Liabilities	1.2	6,000,097
Net Assets	100.0%	$490,287,490

(a)	Non-income producing security.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	As of June 30, 2016, cost was $426,695,452 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$87,001,992
Gross unrealized depreciation	(29,410,051)

Net unrealized appreciation	$57,591,941

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

M-334	MainStay VP International Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks
Australia	$—	$2,917,685	$—	$2,917,685
Belgium	—	12,593,186	—	12,593,186
China	25,681,630	1,978,673	—	27,660,303
Denmark	—	16,948,164	—	16,948,164
Germany	—	37,346,277	—	37,346,277
India	—	26,513,810	—	26,513,810
Ireland	—	24,834,780	—	24,834,780
Italy	—	8,761,253	—	8,761,253
Japan	—	82,398,548	—	82,398,548
Jordan	—	16,347,929	—	16,347,929
Netherlands	—	6,272,732	—	6,272,732
South Africa	—	5,559,611	—	5,559,611
Spain	—	8,433,279	—	8,433,279
Sweden	—	16,006,277	—	16,006,277
Switzerland	18,979,995	12,683,245	—	31,663,240
Thailand	—	6,686,652	—	6,686,652
United Kingdom	—	62,529,857	—	62,529,857
United States	53,383,981	7,589,853	—	60,973,834
All Other Countries	27,129,190	—	—	27,129,190

Total Common Stocks	125,174,796	356,401,811	—	481,576,607

Short-Term Investment
Repurchase Agreement	—	2,710,786	—	2,710,786

Total Investments in Securities	$125,174,796	$359,112,597	$—	$484,287,393

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

As of June 30, 2016, certain foreign equity securities with a market value of $329,927,182 held by the Portfolio at December 31, 2015, transferred from Level 1 to Level 2 due to these securities being fair valued at year end by applying factors provided by a third party vendor in accordance with the Portfolio’s policies and procedures. (See Note 2)

As of June 30, 2016, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-335

Portfolio of Investments June 30, 2016 (Unaudited) (continued)

The table below sets forth the diversification of MainStay VP International Equity Portfolio investments by industry.

Industry Diversification (Unaudited)

	Value	Percent†
Banks	$30,365,685	6.2%
Beverages	11,136,329	2.3
Biotechnology	16,464,849	3.4
Capital Markets	2,710,786	0.6
Chemicals	11,705,966	2.4
Commercial Services & Supplies	3,593,635	0.7
Electronic Equipment, Instruments & Components	30,266,566	6.2
Food & Staples Retailing	20,855,721	4.3
Health Care Equipment & Supplies	31,180,516	6.4
Health Care Providers & Services	36,243,505	7.4
Hotels, Restaurants & Leisure	18,976,870	3.9
Household Durables	3,319,818	0.7
Insurance	10,955,740	2.2
Internet & Catalog Retail	21,508,877	4.4
Internet Software & Services	38,777,518	7.9
IT Services	16,008,783	3.3
Life Sciences Tools & Services	17,370,982	3.5
Media	20,188,494	4.1
Personal Products	4,894,542	1.0
Pharmaceuticals	62,097,039	12.7
Professional Services	19,784,603	4.0
Real Estate Management & Development	2,917,685	0.6
Semiconductors & Semiconductor Equipment	8,899,461	1.8
Software	20,695,685	4.2
Specialty Retail	4,672,038	0.9
Textiles, Apparel & Luxury Goods	7,589,853	1.5
Thrifts & Mortgage Finance	7,526,480	1.5
Trading Companies & Distributors	1,600,694	0.3
Water Utilities	1,978,673	0.4

	484,287,393	98.8
Other Assets, Less Liabilities	6,000,097	1.2

Net Assets	$490,287,490	100.0%

†	Percentages indicated are based on Portfolio net assets.

M-336	MainStay VP International Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2016 (Unaudited)

Assets
Investment in securities, at value (identified cost $423,995,819)	$484,287,393
Cash denominated in foreign currencies (identified cost $2,269,878)	2,265,783
Receivables:
Investment securities sold	5,294,252
Dividends and interest	1,401,662
Fund shares sold	45,139
Other assets	2,384

Total assets	493,296,613

Liabilities
Payables:
Investment securities purchased	1,935,337
Manager (See Note 3)	366,359
Foreign capital gains tax (See Note 2(C))	329,207
Fund shares redeemed	228,203
NYLIFE Distributors (See Note 3)	57,836
Custodian	33,706
Shareholder communication	31,476
Professional fees	19,415
Trustees	947
Accrued expenses	6,637

Total liabilities	3,009,123

Net assets	$490,287,490

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$35,250
Additional paid-in capital	494,929,887

494,965,137
Undistributed net investment income	3,779,558
Accumulated net realized gain (loss) on investments and foreign currency transactions (a)	(68,370,570)
Net unrealized appreciation (depreciation) on investments (b)	59,962,367
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(49,002)

Net assets	$490,287,490

Initial Class
Net assets applicable to outstanding shares	$209,519,335

Shares of beneficial interest outstanding	14,981,623

Net asset value per share outstanding	$13.99

Service Class
Net assets applicable to outstanding shares	$280,768,155

Shares of beneficial interest outstanding	20,268,785

Net asset value per share outstanding	$13.85

(a)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax.

(b)	Unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $329,207.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-337

Statement of Operations for the six months ended June 30, 2016 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$5,803,313
Interest	663

Total income	5,803,976

Expenses
Manager (See Note 3)	2,242,104
Distribution and service—Service Class (See Note 3)	347,030
Custodian	64,396
Professional fees	39,751
Shareholder communication	37,076
Trustees	6,541
Miscellaneous	14,848

Total expenses	2,751,746

Net investment income (loss)	3,052,230

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	12,620,042
Foreign currency transactions	872,673

Net realized gain (loss) on investments and foreign currency transactions	13,492,715

Net change in unrealized appreciation (depreciation) on:
Investments (b)	(19,858,089)
Translation of other assets and liabilities in foreign currencies	(86,992)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(19,945,081)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(6,452,366)

Net increase (decrease) in net assets resulting from operations	$(3,400,136)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $367,295.

(b)	Unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $329,207.

M-338	MainStay VP International Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2016 (Unaudited) and the year ended December 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$3,052,230	$3,195,581
Net realized gain (loss) on investments and foreign currency transactions	13,492,715	18,843,093
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(19,945,081)	9,021,752

Net increase (decrease) in net assets resulting from operations	(3,400,136)	31,060,426

Dividends to shareholders:
From net investment income:
Initial Class	—	(2,234,244)
Service Class	—	(2,154,398)

Total dividends to shareholders	—	(4,388,642)

Capital share transactions:
Net proceeds from sale of shares	15,318,184	62,195,200
Net asset value of shares issued to shareholders in reinvestment of dividends	—	4,388,642
Cost of shares redeemed	(64,890,937)	(77,359,972)

Increase (decrease) in net assets derived from capital share transactions	(49,572,753)	(10,776,130)

Net increase (decrease) in net assets	(52,972,889)	15,895,654

Net Assets
Beginning of period	543,260,379	527,364,725

End of period	$490,287,490	$543,260,379

Undistributed net investment income at end of period	$3,779,558	$727,328

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-339

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,
	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$14.04		$13.36	$13.81	$12.14	$10.34	$12.82

Net investment income (loss) (a)	0.09		0.10	0.12	0.10	0.13	0.29
Net realized and unrealized gain (loss) on investments	(0.16)		0.75	(0.44)	1.72	1.86	(2.35)
Net realized and unrealized gain (loss) on foreign currency transactions	0.02		(0.03)	(0.04)	(0.00)‡	0.02	(0.02)

Total from investment operations	(0.05)		0.82	(0.36)	1.82	2.01	(2.08)

Less dividends
From net investment income	—		(0.14)	(0.09)	(0.15)	(0.21)	(0.40)

Net asset value at end of period	$13.99		$14.04	$13.36	$13.81	$12.14	$10.34

Total investment return	(0.36	%)(b)(c)	6.17%	(2.62%)	15.11%	19.48%	(16.04%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.35	% ††	0.74%	0.85%	0.78%	1.14%	2.40%
Net expenses	0.95	% ††	0.95%	0.95%	0.95%	0.95%	0.95%
Portfolio turnover rate	16%		40%	38%	34%	42%	101%
Net assets at end of period (in 000’s)	$209,519		$243,076	$217,936	$208,807	$180,124	$147,740

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

	Service Class
	Six months ended June 30,		Year ended December 31,
	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$13.92		$13.24	$13.70	$12.04	$10.26	$12.72

Net investment income (loss) (a)	0.07		0.07	0.08	0.07	0.10	0.26
Net realized and unrealized gain (loss) on investments	(0.16)		0.74	(0.44)	1.71	1.84	(2.33)
Net realized and unrealized gain (loss) on foreign currency transactions	0.02		(0.03)	(0.04)	(0.00)‡	0.02	(0.02)

Total from investment operations	(0.07)		0.78	(0.40)	1.78	1.96	(2.09)

Less dividends
From net investment income	—		(0.10)	(0.06)	(0.12)	(0.18)	(0.37)

Net asset value at end of period	$13.85		$13.92	$13.24	$13.70	$12.04	$10.26

Total investment return	(0.50	%)(b)	5.90%	(2.86%)	14.82%	19.18%	(16.25%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.10	% ††	0.48%	0.60%	0.55%	0.88%	2.17%
Net expenses	1.20	% ††	1.20%	1.20%	1.20%	1.20%	1.20%
Portfolio turnover rate	16%		40%	38%	34%	42%	101%
Net assets at end of period (in 000’s)	$280,768		$300,184	$309,428	$316,211	$275,852	$255,937

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.

M-340	MainStay VP International Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Janus Balanced Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2016

Class	Six Months	One Year	Since Inception (2/17/12)	Gross Expense Ratio[2]
Initial Class Shares	–0.36%	–0.44%	7.69%	0.58%
Service Class Shares	–0.49	–0.69	7.42	0.83

Benchmark Performance	Six Months	One Year	Since Inception (2/17/12)
S&P 500® Index[3]	3.84%	3.99%	12.82%
Barclays U.S. Aggregate Bond Index[3]	5.31	6.00	3.05
Janus Balanced Composite Index[3]	4.60	5.15	8.48
Average Lipper Variable Products Mixed-Asset Target Allocation Moderate Portfolio[4]	2.86	0.05	5.79

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Mixed-Asset Target Allocation Moderate Portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

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Cost in Dollars of a $1,000 Investment in MainStay VP Janus Balanced Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2016 to June 30, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2016, to June 30, 2016. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

June 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/16	Ending Account Value (Based on Actual Returns and Expenses) 6/30/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/16	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$996.40	$2.93	$1,021.90	$2.97

Service Class Shares	$1,000.00	$995.10	$4.17	$1,020.70	$4.22

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.59% for Initial Class and 0.84% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

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Portfolio Composition as of June 30, 2016 (Unaudited)

See Portfolio of Investments beginning on page M-349 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of June 30, 2016 (excluding short-term investment) (Unaudited)

1.	United States Treasury Notes, 1.125%–2.75%, due 12/31/19–5/15/26

2.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 3.50%–7.00%, due 8/1/22–5/1/46

3.	Microsoft Corp.

4.	Amgen, Inc.

5.	Bristol-Myers Squibb Co.
6.	MasterCard, Inc. Class A

7.	Boeing Co. (The)

8.	Altria Group, Inc.

9.	Alphabet, Inc. Class C

10.	NIKE, Inc. Class B

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Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jeremiah Buckley, CFA, E. Marc Pinto, CFA, Mayur Saigal and Darrell Watters of Janus Capital Management LLC (“Janus Capital”), the Portfolio’s Subadvisor.

How did MainStay VP Janus Balanced Portfolio perform relative to its benchmarks and peers for the six months ended June 30, 2016?

For the six months ended June 30, 2016, MainStay VP Janus Balanced Portfolio returned –0.36% for Initial Class shares and –0.49% for Service Class shares. Over the same period, both share classes underperformed the 3.84% return of the S&P 500® Index,1 which is the Portfolio’s primary benchmark, and the 5.31% return of Barclays U.S. Aggregate Bond Index,1 which is a secondary benchmark of the Portfolio. For the six months ended June 30, 2016, both share classes underperformed the 4.60% return of the Janus Balanced Composite Index,1 which is an additional benchmark of the Portfolio. Both share classes underperformed the 2.86% return of the Average Lipper1 Variable Products Mixed-Asset Target Allocation Moderate Portfolio for the same period.

Were there any changes to the Portfolio during the reporting period?

Effective April 1, 2016, R. Gibson Smith no longer served as a portfolio manager of the Portfolio. For more information on this change, see the supplement dated December 10, 2015, to the Summary Prospectus and the Prospectus dated May 1, 2016.

What factors affected the Portfolio’s relative performance during the reporting period?

During the six months ended June 30, 2016, the equity portion of the Portfolio underperformed its benchmark, the S&P 500® Index. Value stocks, particularly ones that were more defensive, outperformed growth stocks during the reporting period, which created a headwind for the Portfolio’s growth tilt. On a sector basis, holdings in health care and financials weighed on relative performance. Security selection in consumer staples contributed positively to the Portfolio’s relative performance. (Contributions take weightings and total returns into account.)

The fixed-income portion of the Portfolio underperformed its benchmark, the Barclays U.S. Aggregate Bond Index. Positioning in investment-grade corpo-

rate credit detracted from relative performance, primarily because the fixed-income portion of the Portfolio had a shorter duration2 than its benchmark. Additionally, the more defensive nature of our high-yield security selection did not keep up with the rally in lower-quality securities after credit spreads3 peaked near mid-February. The Portfolio’s cash position also weighed on relative results. Cash is not used as a strategy within the Portfolio, but it is a frictional component of day-to-day investing. Our yield-curve4 positioning in U.S. Treasury securities and U.S. mortgage-backed securities benefited from declining interest rates and helped relative performance.

Which sectors in the equity portion of the Portfolio were the strongest positive contributors to the Portfolio’s relative performance, and which sectors in the equity portion of the Portfolio were particularly weak?

Stock selection made consumer staples the Portfolio’s strongest-contributing equity sector relative to the S&P 500® Index. Although industrials was a relative sector detractor, it was the second-strongest contributing sector relative to the benchmark. Telecommunication services was also a relative sector detractor; however, it was also among the strongest-contributing sectors relative to the benchmark.

Stock selection and an overweight position made health care the Portfolio’s weakest-contributing equity sector relative to the S&P 500® Index. Stock selection made financials the second-weakest contributing sector relative to the benchmark, followed by information technology. Each of these detractors generated negative total returns during the reporting period.

During the reporting period, which individual stocks made the strongest positive contributions to the absolute performance of the equity portion of the Portfolio and which individual stocks detracted the most?

In the equity portion of the Portfolio, discount retailer Dollar Tree was the strongest individual contributor to

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
3.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.
4.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

M-344	MainStay VP Janus Balanced Portfolio

the Portfolio’s absolute performance. The stock was up after the company reported strong earnings; and the company continued to show progress in integrating Family Dollar Stores, which was acquired in July 2015. We saw an opportunity for Dollar Tree’s management team to improve margins in the former Family Dollar franchise. We also believed that low-price-point stores were well positioned in a relatively weak economic environment.

Tobacco company Altria Group was the second-strongest contributor to absolute performance in the equity portion of the Portfolio. Volume growth continued to hold up relatively well for the tobacco industry, and the company maintained pricing discipline and increased profits. The company has historically returned a high level of free cash flow to shareholders, which we found attractive.

Chocolate manufacturer and food company Hershey Foods was also a strong contributor. The stock advanced late in the reporting period on news that Mondelez International—a confectionery, food, and beverage conglomerate—had made a takeover bid for Hershey. Although Hershey rejected the bid, we believed that the offer highlighted the value of Hershey’s brand and position in the U.S. market.

Specialty pharmaceutical company Allergan was the most substantial detractor from absolute performance in the equity portion of the Portfolio. The company’s stock traded down when the proposed merger between Allergan and Pfizer fell apart. We believed that the sale of Allergan’s generics business to Teva Pharmaceuticals Industries, Ltd., is likely to take place and that the move could strengthen Allergan’s balance sheet and increase its capital return potential. We also liked the fact that many of Allergan’s products are not subject to government reimbursement. The stock provided a negative total return during the reporting period.

Biotechnology company Regeneron also detracted from the Portfolio’s absolute performance. The company faced the same general headwinds as other biotechnology companies early in the reporting period. In addition, slower-than-expected sales for one of Regeneron’s cholesterol-controlling drugs weighed on the stock, as did news that the company had lost a drug patent-infringement court case with a competitor. We exited the Portfolio’s position during the reporting period. The stock provided a negative total return during the portion of the reporting period that it was held in the Portfolio.

Cruise ship operator Norwegian Cruise Lines also detracted from the Portfolio’s absolute performance. The stock declined as geopolitical and macroeconomic concerns dampened expectations for future discretionary spending. Strengthening oil prices also contributed to negative sentiment about future margins, although we believed that the fuel environment was still favorable. We liked Norwegian’s newer fleet and innovative portfolio of onboard offerings, which we believed could increase customer spending over time; and our outlook for the industry remained positive. Increasing global demand in a number of markets improved the overall supply/demand relationship, which enhanced the industry’s prospects for higher returns on capital. The stock, however, provided a negative total return during the reporting period.

Did the equity portion of the Portfolio make any significant purchases or sales during the reporting period?

The equity portion of the Portfolio purchased a position in multinational personal-care product company Kimberly Clark, which produces several paper-based consumer products. We viewed the company’s execution favorably, particularly given its discount relative to peers. In our opinion, the company was attractive because of its product innovation, growth in emerging markets, sustainable growth profile, and because it has previously shown a willingness to return cash to shareholders.

The equity portion of the Portfolio also purchased a position in medical device company Medtronic. In our view, the company has grown its product offerings and won market share with a structurally lower risk and a diversified business profile. We believed that the end market for medical devices remained substantial.

We sold the Portfolio’s equity position in life insurance company Prudential to reduce exposure to financials in light of concerns about declining rates and to free up assets for other investments.

We also sold the Portfolio’s equity position in banking and financial services holding company JPMorgan Chase to reduce exposure to financials in light of concerns about declining rates and to provide funding for other investments.

How did sector weightings change in the equity portion of the Portfolio during the reporting period?

During the reporting period, the equity portion of the Portfolio decreased its exposure to health care and

M-345

financials. Over the same period, the equity portion of the Portfolio increased its exposure to consumer staples and industrials.

How was the equity portion of the Portfolio positioned at the end of the reporting period?

As of June 30, 2016, the equity portion of the Portfolio held an overweight position in the consumer discretionary sector and modestly overweight positions in health care and industrials. As of the same date, the equity portion of the Portfolio had no exposure to benchmark components energy and utilities, and we ended the reporting period with a zero weight in telecommunication services.

What was the duration strategy of the fixed-income portion of the Portfolio during the reporting period?

The duration of the fixed-income portion of the Portfolio was generally near or opportunistically longer than the duration of the Barclays U.S. Aggregate Index during the reporting period. As of June 30, 2016, the duration of the fixed-income portion of the Portfolio was 5.45 years, slightly longer than the 5.39-year duration of the Index. Overall, duration and yield-curve positioning had a negative impact on the Portfolio’s performance relative to the benchmark. Duration and yield-curve positioning in corporate credit, both investment grade and high yield, detracted from relative performance; however, duration and yield-curve positioning in U.S. Treasury securities and mortgage-backed securities contributed positively to relative performance. We favored shorter- and intermediate-term corporate credits that we believed offered lower volatility, greater transparency into issuer fundamentals and enhanced ability to pay down debt. The fixed-income portion of the Portfolio held an overweight position in longer-dated U.S. Treasury securities, as we sought to hedge the risks associated with the Portfolio’s corporate credit exposure.

What specific factors, risks or market forces prompted significant decisions for the fixed-income portion of the Portfolio during the reporting period?

We monitored many factors that could affect the fixed-income environment during the reporting period. Early in the reporting period, we closely watched the price volatility of oil and other commodities. As these dislocations began to subside later in the reporting period, we selectively added exposure to commodity-related sectors that offered strong risk-adjusted return potential in lower-risk issuers with solid balance sheets. We favored companies with top-tier assets and an ability to succeed in varying price environments.

One of our primary concerns during the reporting period was the timing and pace of potential moves by the Federal Reserve to increase the targeted federal funds rate. The U.K.’s referendum on membership in the European Union was also a key concern. We remained mindful of the growing percentage of sovereign debt around the world that carried negative yields. Despite a low interest-rate environment and stalled growth in several economies, we continued to view domestic bonds more favorably than those abroad. Although yields on U.S. securities were low, they were comparatively higher than yields in many developed countries—and they were positive.

We also believed that the end of the credit cycle was drawing near. This was suggested by the aggressive releveraging of corporate balance sheets, record merger-and-acquisition activity in 2015 and multiple large leveraged buyout announcements in the first half of 2016. We believed that caution in credit was warranted and consistently focused on higher-quality companies with strong fundamentals. We increased emphasis on shorter duration, focused on U.S. companies that were more defensive and reduced exposure to U.S. dollar denominated global companies. Avoiding potentially troublesome securities was a central theme for the fixed-income portion of the Portfolio as we sought to preserve capital in a challenging market.

During the reporting period, which market segments made the strongest positive contributions to the performance of the fixed-income portion of the Portfolio and which market segments were particularly weak?

In the fixed-income portion of the Portfolio, positioning in investment-grade corporate credit detracted from relative performance, primarily because of having a shorter duration than the Barclays U.S. Aggregate Bond Index. An out-of-index allocation to high-yield corporate credit also weighed on relative results.

On a credit sector basis, relative detractors included security selection in banking and midstream energy and maintaining an underweight position in the electric utilities sector, which is considered to be more defensive. Macroeconomic challenges—including slower gross domestic product (GDP) growth globally and shifting monetary policy—weighed on the banking sector in several regions, as evidenced by the early 2016 sell-off in banking-related securities. Banking

M-346	MainStay VP Janus Balanced Portfolio

credits managed to retrace much of their losses by the end of June. Royal Bank of Scotland, however, was an individual detractor from relative performance. In addition to facing sector woes early in the reporting period, the company was challenged by investor uncertainty leading up to the U.K.’s vote on membership in the European Union, and spreads widened immediately after the U.K.’s decision to leave. While uncertainties remain, we continued to like the company’s improving asset quality, strengthening capital and restructuring plans. We believed that the key points of our investment thesis could take longer to play out if GDP growth remained slow and capital markets remained weak.

Positive credit sector contributors relative to the Barclays U.S. Aggregate Bond Index included security selection and an overweight position in independent energy. Security selection in oil field services and building materials also contributed positively to relative performance. Given recent dislocations in the energy sector, we added energy exposure where we were able to identify strong risk-adjusted return potential in low-risk energy issuers with solid balance sheets. Energy performed well as crude oil prices rose later in the reporting period, and our overweight position in independent energy contributed positively to relative results. ConocoPhillips was one of the top relative contributors in the fixed-income portion of the Portfolio. We believed that the multinational energy corporation could succeed in a lower-for-longer oil price environment because the company enjoyed a diversified production mix and a broad geographic footprint. We liked the company’s high-quality exploration and production assets and strong management team.

On an asset-class basis, the cash position in the fixed-income portion of the Portfolio weighed on relative results. Cash is not used as a strategy within the Portfolio, but it is a residual of our fundamental, bottom-up investment process. Our overweight position in longer-dated U.S. Treasury securities, which we used to hedge our corporate credit exposure, benefited from yield-curve flattening and helped relative performance. Declining interest rates also helped our positioning in U.S. mortgage-backed securities. The prepayment-resistant nature of our positions proved beneficial as rates declined. We focused on higher-quality specified pools with higher coupons and less negative convexity5 rather than positions in the Barclays U.S. Aggregate Bond Index, making the Portfolio’s positions less vulnerable to declining rates.

Did the fixed-income portion of the Portfolio make any significant purchases or sales during the reporting period?

Merger and acquisition activity presented new-issue opportunities. We participated in new issues for what we believed to be fundamentally sound deals, among companies committed to paying down debt.

We purchased a position in beverage and brewing company Anheuser-Busch InBev. We saw long-term upside in the company because of management’s commitment to deleveraging. The company had a track record of deleveraging after acquisitions, which was pertinent in light of the recent purchase of SABMiller.

We purchased a position in Newell Rubbermaid because it fit our focus on seeking corporate credit with stable free cash flows and a management team focused on balance sheet strength. The company, which manufactures and markets branded consumer products, recently purchased Jarden Corporation and expressed a commitment to deleveraging in the near term.

In the fixed-income portion of the Portfolio, sales and position trims during the reporting period primarily reflected our efforts to lower risk. We focused on reducing exposure to longer-dated corporate bonds, lower-rated commodity securities with weakening fundamentals and securities that were illiquid.

We trimmed our position in Fidelity National Information Services, a market leader in the financial technology industry, because of spread tightening during the reporting period. In light of overall market liquidity, we felt that a smaller position would be wise.

Concern over negative interest rates in Europe and the Brexit referendum led us to reduce our position in Royal Bank of Scotland. We closed our position in Italian bank Intesa Sanpaolo for similar reasons, as deteriorating conditions in the Italian banking sector became a concern.

During the reporting period, how did sector weightings change in the fixed-income portion of the Portfolio?

At the sector level, the fixed-income portion of the Portfolio decreased its allocation to high-yield corporate credit. The fixed-income portion of the Portfolio

5.	Convexity is a mathematical measure of the sensitivity of an interest-bearing bond to changes in interest rates.

M-347

also opportunistically increased its allocation to securitized products including mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities.

On a credit industry basis, the fixed-income portion of the Portfolio reduced exposure to technology and brokerage asset managers and exchanges while increasing exposure to the wireless communications and food and beverage sectors.

How was the fixed-income portion of the Portfolio positioned at the end of the reporting period?

As of June 30, 2016, the fixed-income portion of the Portfolio held overweight positions relative to the Barclays U.S. Aggregate Bond Index in corporate credit and an underweight position in U.S. Treasury securities. The duration contribution from U.S. Treasury securities and mortgage-backed securities in the fixed-income portion of the Portfolio was greater than the duration contribution of the Index. The duration contribution from corporate credit in the fixed-income portion of the Portfolio was also slightly greater than it was in the Index because of an overweight allocation to corporate credit. The fixed-income portion of the Portfolio, however, had much less exposure than the Index to 20- and 30-year key rate securities. The fixed-income portion of the Portfolio was modestly overweight relative to its benchmark in asset-backed securities and commercial mortgage-backed securities. As of June 30, 2016, the fixed-income portion of the Portfolio held out-of-index exposures to high-yield bonds, bank loans, preferred stock and cash. The fixed-income portion of the Portfolio did not have exposure to the government-related segment of the Index.

On a credit industry basis, the fixed-income portion of the Portfolio closed the reporting period with overweight positions in technology and brokerage asset managers and exchanges. As of June 30, 2016, the fixed-income portion of the Portfolio held underweight positions in electric utilities and wireline communications.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-348	MainStay VP Janus Balanced Portfolio

Portfolio of Investments June 30, 2016 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 39.0%† Asset-Backed Securities 1.3%
Automobile 0.4%
AmeriCredit Automobile Receivables Trust
Series 2015-2, Class D 3.00%, due 6/8/21	$467,000	$472,451
Series 2013-4, Class D 3.31%, due 10/8/19	317,000	322,458
Series 2016-1, Class D 3.59%, due 2/8/22	657,000	674,495
Series 2016-2, Class D 3.65%, due 5/9/22	445,000	456,455
Santander Drive Auto Receivables Trust
Series 2012-6, Class D 2.52%, due 9/17/18	375,000	376,746
Series 2015-1, Class D 3.24%, due 4/15/21	507,000	514,631
Series 2015-4, Class D 3.53%, due 8/16/21	815,000	841,288

		3,658,524

Other ABS 0.9%
American Tower Trust I Series-13, Class 1A 1.551%, due 3/15/43 (a)	928,000	929,965
Applebee’s/IHOP Funding LLC Series 2014-1, Class A2 4.277%, due 9/5/44 (a)	3,092,000	3,146,959
CKE Restaurant Holdings, Inc. Series 2013-1A, Class A2 4.474%, due 3/20/43 (a)	1,502,975	1,504,168
Domino’s Pizza Master Issuer LLC
Series 2015-1A, Class A2I 3.484%, due 10/25/45 (a)	1,221,860	1,241,190
Series 2012-1A, Class A2 5.216%, due 1/25/42 (a)	537,014	552,695
Taco Bell Funding LLC Series 2016-1A, Class A2I 3.832%, due 5/25/46 (a)	874,000	884,663
Wendy’s Funding LLC Series 2015-1A, Class A2I 3.371%, due 6/15/45 (a)	1,368,658	1,376,185

		9,635,825

Total Asset-Backed Securities (Cost $13,173,482)		13,294,349

	Principal Amount	Value
Corporate Bonds 15.7%
Aerospace & Defense 0.1%
Harris Corp. 4.25%, due 10/1/16	$868,000	$873,261

Airlines 0.1%
Southwest Airlines Co. 5.125%, due 3/1/17	653,000	670,755

Apparel 0.1%
Hanesbrands, Inc. 4.625%, due 5/15/24 (a)	1,200,000	1,203,000

Auto Manufacturers 0.1%
General Motors Co. 4.875%, due 10/2/23	985,000	1,048,573
General Motors Financial Co., Inc. 3.70%, due 5/9/23	407,000	409,114

		1,457,687

Auto Parts & Equipment 0.1%
Schaeffler Finance B.V. 4.25%, due 5/15/21 (a)	295,000	299,056
ZF North America Capital, Inc.
4.00%, due 4/29/20 (a)	385,000	393,181
4.50%, due 4/29/22 (a)	202,000	204,778
4.75%, due 4/29/25 (a)	235,000	238,083

		1,135,098

Banks 2.0%
Bank of America Corp.
4.45%, due 3/3/26	1,384,000	1,447,575
5.42%, due 3/15/17	300,000	308,429
5.70%, due 5/2/17	439,000	454,443
5.75%, due 8/15/16	370,000	371,758
6.30%, due 12/29/49 (b)	569,000	604,562
8.00%, due 7/29/49 (b)	312,000	310,050
CIT Group, Inc.
4.25%, due 8/15/17	1,921,000	1,956,538
5.50%, due 2/15/19 (a)	560,000	585,900
Citigroup, Inc. 4.45%, due 9/29/27	766,000	789,065
Citizens Financial Group, Inc. 4.30%, due 12/3/25	1,058,000	1,113,599
Goldman Sachs Capital I 6.345%, due 2/15/34	1,650,000	1,940,339
Goldman Sachs Group, Inc. (The)
3.75%, due 2/25/26	991,000	1,043,028
5.625%, due 1/15/17	338,000	345,450
JPMorgan Chase & Co. 4.25%, due 10/1/27	1,173,000	1,241,073

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of June 30, 2016, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-349

Portfolio of Investments June 30, 2016 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
JPMorgan Chase Capital 1.587%, due 1/15/87 (b)	$92,000	$70,150
Morgan Stanley
2.45%, due 2/1/19	969,000	987,193
3.95%, due 4/23/27	726,000	734,204
4.875%, due 11/1/22	331,000	362,464
5.55%, due 4/27/17	328,000	339,411
5.55%, due 12/29/49 (b)	941,000	932,155
Royal Bank of Scotland Group PLC 6.10%, due 6/10/23	835,000	853,986
Santander UK PLC 5.00%, due 11/7/23 (a)	1,372,000	1,408,357
SVB Financial Group 5.375%, due 9/15/20	966,000	1,078,332
UBS A.G. 4.75%, due 5/22/23 (b)	400,000	408,000
Wells Fargo & Co.
3.00%, due 4/22/26	325,000	331,289
5.875%, due 12/29/49 (b)	661,000	704,791

		20,722,141

Beverages 0.4%
Anheuser-Busch InBev Finance, Inc.
2.65%, due 2/1/21	538,000	557,914
3.30%, due 2/1/23	1,432,000	1,508,855
3.65%, due 2/1/26	901,000	965,193
Molson Coors Brewing Co.
3.00%, due 7/15/26	761,000	760,250
4.20%, due 7/15/46	303,000	304,295

		4,096,507

Building Materials 0.4%
Hanson, Ltd. 6.125%, due 8/15/16	881,000	882,101
Martin Marietta Materials, Inc. 4.25%, due 7/2/24	498,000	530,435
Masco Corp. 3.50%, due 4/1/21	464,000	473,419
Owens Corning 4.20%, due 12/1/24	384,000	401,810
Vulcan Materials Co.
4.50%, due 4/1/25	923,000	985,303
7.00%, due 6/15/18	437,000	478,515
7.50%, due 6/15/21	320,000	384,416

		4,135,999

Chemicals 0.2%
Albemarle Corp.
4.15%, due 12/1/24	630,000	659,684
5.45%, due 12/1/44	846,000	902,002

		1,561,686

	Principal Amount	Value
Commercial Services 0.7%
Total System Services, Inc.
3.80%, due 4/1/21	$492,000	$520,917
4.80%, due 4/1/26	1,374,000	1,489,944
UBM PLC 5.75%, due 11/3/20 (a)	1,016,000	1,099,385
Verisk Analytics, Inc.
4.125%, due 9/12/22	593,000	631,424
4.875%, due 1/15/19	645,000	687,711
5.50%, due 6/15/45	979,000	1,006,761
5.80%, due 5/1/21	1,727,000	1,980,788

		7,416,930

Computers 0.4%
Cadence Design Systems, Inc. 4.375%, due 10/15/24	1,686,000	1,742,080
Seagate HDD Cayman
4.75%, due 1/1/25	2,162,000	1,710,682
4.875%, due 6/1/27	713,000	515,143
5.75%, due 12/1/34	536,000	376,540

		4,344,445

Diversified Financial Services 0.1%
Carlyle Holdings Finance LLC 3.875%, due 2/1/23 (a)	417,000	434,628
Murray Street Investment Trust I 4.647%, due 3/9/17 (c)	533,000	544,973

		979,601

Electric 0.4%
PPL WEM, Ltd. / Western Power Distribution, Ltd. 5.375%, due 5/1/21 (a)	849,000	945,344
Southern Co. (The)
2.35%, due 7/1/21	1,219,000	1,243,202
2.95%, due 7/1/23	650,000	673,789
3.25%, due 7/1/26	1,220,000	1,267,242

		4,129,577

Electronics 0.3%
FLIR Systems, Inc. 3.75%, due 9/1/16	1,109,000	1,113,974
Trimble Navigation, Ltd. 4.75%, due 12/1/24	1,941,000	2,023,409

		3,137,383

Engineering & Construction 0.1%
SBA Tower Trust 2.933%, due 12/15/17 (a)	647,000	648,128

Finance—Auto Loans 0.0%‡
Ally Financial, Inc. 8.00%, due 12/31/18	195,000	213,038

M-350	MainStay VP Janus Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Finance—Consumer Loans 0.1%
Synchrony Financial
2.60%, due 1/15/19	$37,000	$37,405
3.00%, due 8/15/19	1,149,000	1,168,150

		1,205,555

Finance—Credit Card 0.4%
American Express Co. 6.80%, due 9/1/66 (b)	1,105,000	1,103,619
American Express Credit Corp. 2.25%, due 5/5/21	891,000	906,807
Discover Financial Services
3.75%, due 3/4/25	712,000	717,292
3.95%, due 11/6/24	829,000	849,671

		3,577,389

Finance—Investment Banker/Broker 1.2%
Charles Schwab Corp. (The)
3.00%, due 3/10/25	609,000	635,878
7.00%, due 8/29/49 (b)	845,000	962,244
E*TRADE Financial Corp.
4.625%, due 9/15/23	1,329,000	1,345,612
5.375%, due 11/15/22	1,048,000	1,105,640
Lazard Group LLC
3.75%, due 2/13/25	221,000	219,692
4.25%, due 11/14/20	1,011,000	1,076,118
6.85%, due 6/15/17	49,000	51,242
Raymond James Financial, Inc. 5.625%, due 4/1/24	2,745,000	3,138,918
Scottrade Financial Services, Inc. 6.125%, due 7/11/21 (a)(d)	289,000	310,942
Stifel Financial Corp. 4.25%, due 7/18/24	688,000	705,619
TD Ameritrade Holding Corp.
2.95%, due 4/1/22	843,000	878,334
3.625%, due 4/1/25	1,580,000	1,692,545

		12,122,784

Finance—Leasing Companies 0.3%
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 4.625%, due 10/30/20	373,000	386,708
International Lease Finance Corp.
6.75%, due 9/1/16 (a)	794,000	797,970
8.75%, due 3/15/17	395,000	412,380
LeasePlan Corp. N.V. 2.50%, due 5/16/18 (a)	1,903,000	1,903,746

		3,500,804

Finance—Other Services 0.1%
Intercontinental Exchange, Inc. 3.75%, due 12/1/25	822,000	886,733

	Principal Amount	Value
Food 0.4%
Kraft Heinz Foods Co.
2.80%, due 7/2/20 (a)	$579,000	$601,258
3.00%, due 6/1/26 (a)	636,000	641,201
3.50%, due 7/15/22 (a)	497,000	527,844
Smithfield Foods, Inc. 5.25%, due 8/1/18 (a)	174,000	175,740
Sysco Corp.
2.50%, due 7/15/21	202,000	206,417
3.30%, due 7/15/26	507,000	525,999
WM Wrigley Jr Co.
2.40%, due 10/21/18 (a)	1,505,000	1,534,870
3.375%, due 10/21/20 (a)	232,000	247,453

		4,460,782

Food Services 0.0%‡
Aramark Services, Inc. 5.125%, due 1/15/24 (a)	130,000	132,600

Forest Products & Paper 0.2%
Georgia-Pacific LLC
3.163%, due 11/15/21 (a)	1,461,000	1,537,333
3.60%, due 3/1/25 (a)	790,000	844,960

		2,382,293

Health Care—Products 0.2%
Becton, Dickinson & Co. 1.80%, due 12/15/17	826,000	832,753
Life Technologies Corp. 6.00%, due 3/1/20	623,000	703,077
Thermo Fisher Scientific, Inc. 3.30%, due 2/15/22	457,000	474,134

		2,009,964

Health Care—Services 0.4%
Aetna, Inc.
2.40%, due 6/15/21	565,000	576,459
2.80%, due 6/15/23	409,000	417,795
3.20%, due 6/15/26	975,000	1,003,104
Fresenius Medical Care U.S. Finance II, Inc. 5.875%, due 1/31/22 (a)	448,000	491,120
HCA, Inc. 3.75%, due 3/15/19	490,000	507,150
Universal Health Services, Inc.
4.75%, due 8/1/22 (a)	478,000	486,183
5.00%, due 6/1/26 (a)	467,000	468,168

		3,949,979

Home Builders 0.3%
D.R. Horton, Inc.
3.75%, due 3/1/19	675,000	685,125
4.75%, due 5/15/17	312,000	318,433
MDC Holdings, Inc. 5.50%, due 1/15/24	771,000	763,290

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-351

Portfolio of Investments June 30, 2016 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Home Builders (continued)
Toll Brothers Finance Corp.
4.00%, due 12/31/18	$321,000	$332,716
4.375%, due 4/15/23	177,000	174,345
5.875%, due 2/15/22	268,000	288,368

		2,562,277

Housewares 0.2%
Newell Brands, Inc.
3.15%, due 4/1/21	264,000	275,030
3.85%, due 4/1/23	251,000	266,228
4.20%, due 4/1/26	1,483,000	1,607,648

		2,148,906

Insurance 0.4%
Berkshire Hathaway, Inc. 3.125%, due 3/15/26	423,000	443,534
CNO Financial Group, Inc.
4.50%, due 5/30/20	227,000	234,945
5.25%, due 5/30/25	719,000	740,570
Primerica, Inc. 4.75%, due 7/15/22	1,622,000	1,785,459
Voya Financial, Inc. 5.65%, due 5/15/53 (b)	660,000	622,050

		3,826,558

Investment Management/Advisory Services 0.2%
Neuberger Berman Group LLC / Neuberger Berman Finance Corp.
4.875%, due 4/15/45 (a)	1,082,000	956,413
5.875%, due 3/15/22 (a)	1,160,000	1,210,750

		2,167,163

Iron & Steel 0.1%
Reliance Steel & Aluminum Co. 4.50%, due 4/15/23	808,000	826,047

Machinery—Diversified 0.1%
CNH Industrial Capital LLC 3.625%, due 4/15/18	518,000	518,000

Media 0.2%
Charter Communications Operating LLC / Charter Communications Operating Capital 4.464%, due 7/23/22 (a)	880,000	945,768
Time Warner Cable, Inc. 5.85%, due 5/1/17	615,000	636,632

		1,582,400

Mining 0.1%
Alcoa, Inc. 5.125%, due 10/1/24	1,057,000	1,054,358

	Principal Amount	Value
Miscellaneous—Manufacturing 0.1%
General Electric Co. 5.00%, due 12/29/49 (b)	$958,000	$1,016,438

Oil & Gas 0.9%
Anadarko Petroleum Corp.
4.85%, due 3/15/21	133,000	141,062
5.55%, due 3/15/26	485,000	535,576
6.375%, due 9/15/17	31,000	32,629
6.60%, due 3/15/46	363,000	438,324
Canadian Natural Resources, Ltd.
5.70%, due 5/15/17	179,000	184,146
5.90%, due 2/1/18	321,000	339,127
Cenovus Energy, Inc. 5.70%, due 10/15/19	20,000	21,154
Cimarex Energy Co.
4.375%, due 6/1/24	241,000	252,024
5.875%, due 5/1/22	650,000	680,891
ConocoPhillips Co. 4.95%, due 3/15/26	1,065,000	1,207,627
ConocoPhillips Co. 4.20%, due 3/15/21	617,000	668,051
Devon Energy Corp.
2.25%, due 12/15/18	1,255,000	1,246,150
6.30%, due 1/15/19	251,000	271,920
Helmerich & Payne International Drilling Co. 4.65%, due 3/15/25	1,550,000	1,653,838
Hess Corp. 8.125%, due 2/15/19	243,000	270,801
Motiva Enterprises LLC 5.75%, due 1/15/20 (a)	688,000	751,340

		8,694,660

Oil & Gas Services 0.1%
Oceaneering International, Inc. 4.65%, due 11/15/24	1,008,000	974,634

Packaging & Containers 0.1%
Ball Corp. 4.375%, due 12/15/20	479,000	503,848

Pharmaceuticals 0.5%
AbbVie, Inc. 3.20%, due 5/14/26	1,309,000	1,325,988
Actavis Funding SCS 3.00%, due 3/12/20	1,271,000	1,310,819
Express Scripts Holding Co.
3.40%, due 3/1/27	768,000	767,023
4.50%, due 2/25/26	1,317,000	1,446,914
4.80%, due 7/15/46	466,000	465,379

		5,316,123

M-352	MainStay VP Janus Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Pipelines 0.5%
Energy Transfer Partners, L.P. 4.15%, due 10/1/20	$464,000	$470,937
Kinder Morgan Energy Partners, L.P.
3.95%, due 9/1/22	448,000	455,935
4.15%, due 2/1/24	163,000	163,837
4.30%, due 5/1/24	496,000	500,260
5.00%, due 10/1/21	454,000	480,785
Kinder Morgan, Inc. 6.50%, due 9/15/20	55,000	60,615
Phillips 66 Partners, L.P. 3.605%, due 2/15/25	275,000	270,233
Spectra Energy Partners, L.P. 4.75%, due 3/15/24	1,086,000	1,193,561
Western Gas Partners, L.P. 5.375%, due 6/1/21	1,619,000	1,706,981

		5,303,144

Real Estate 0.3%
Jones Lang LaSalle, Inc. 4.40%, due 11/15/22	1,014,000	1,058,688
Kennedy-Wilson, Inc. 5.875%, due 4/1/24	1,126,000	1,097,850
Post Apartment Homes, L.P. 4.75%, due 10/15/17	653,000	674,110

		2,830,648

Real Estate Investment Trusts 1.1%
Alexandria Real Estate Equities, Inc.
2.75%, due 1/15/20	784,000	790,872
4.50%, due 7/30/29	721,000	749,441
4.60%, due 4/1/22	1,329,000	1,437,712
American Tower Corp.
3.30%, due 2/15/21	883,000	921,147
3.375%, due 10/15/26	1,351,000	1,358,028
3.45%, due 9/15/21	80,000	83,269
3.50%, due 1/31/23	142,000	146,935
4.40%, due 2/15/26	480,000	521,135
Crown Castle International Corp.
4.875%, due 4/15/22	1,206,000	1,324,429
5.25%, due 1/15/23	635,000	712,508
Senior Housing Properties Trust
6.75%, due 4/15/20	321,000	352,918
6.75%, due 12/15/21	353,000	399,796
SL Green Realty Corp.
5.00%, due 8/15/18	738,000	773,997
7.75%, due 3/15/20	1,423,000	1,663,553

		11,235,740

Retail 0.6%
1011778 B.C. ULC / New Red Finance, Inc. 4.625%, due 1/15/22 (a)	996,000	1,003,470

	Principal Amount	Value
Retail (continued)
Brinker International, Inc. 3.875%, due 5/15/23	$1,405,000	$1,425,614
CVS Health Corp.
2.80%, due 7/20/20	1,468,000	1,528,584
4.75%, due 12/1/22	387,000	442,036
5.00%, due 12/1/24	549,000	642,549
Walgreens Boots Alliance, Inc.
2.60%, due 6/1/21	247,000	251,608
3.10%, due 6/1/23	157,000	159,907
3.45%, due 6/1/26	637,000	653,906
4.65%, due 6/1/46	109,000	116,251

		6,223,925

Semiconductors 0.3%
TSMC Global, Ltd. 1.625%, due 4/3/18 (a)	2,579,000	2,585,999

Software 0.3%
Fidelity National Information Services, Inc.
3.625%, due 10/15/20	453,000	478,875
4.50%, due 10/15/22	585,000	647,908
5.00%, due 3/15/22	207,000	215,680
5.00%, due 10/15/25	1,325,000	1,504,177

		2,846,640

Telecommunications 0.2%
BellSouth LLC 4.40%, due 4/26/21 (a)	2,260,000	2,316,500

Textiles 0.1%
Cintas Corp. No. 2 4.30%, due 6/1/21	454,000	501,851

Trucking & Leasing 0.2%
Penske Truck Leasing Co., L.P. / PTL Finance Corp.
2.50%, due 6/15/19 (a)	691,000	698,528
3.375%, due 3/15/18 (a)	1,005,000	1,029,580
4.25%, due 1/17/23 (a)	551,000	576,952
4.875%, due 7/11/22 (a)	120,000	130,865

		2,435,925

Total Corporate Bonds (Cost $154,055,472)		158,425,903

Loan Assignments 0.9% (e)
Electronics 0.1%
Avago Technologies Cayman, Ltd. 2016 USD Term Loan B1 4.25%, due 2/1/23	1,068,323	1,067,433

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-353

Portfolio of Investments June 30, 2016 (Unaudited) (continued)

	Principal Amount	Value
Loan Assignments (continued)
Food Services 0.1%
Aramark Services, Inc. USD Term Loan E 3.25%, due 9/7/19	$602,413	$602,413

Health Care—Services 0.1%
HCA, Inc. Extended Term Loan B4 3.381%, due 5/1/18	818,682	818,868
DaVita HealthCare Partners, Inc. Term Loan B 3.50%, due 6/24/21	325,170	325,238

		1,144,106

Household Products & Wares 0.0%‡
Samsonite International S.A. Term Loan A TBD, due 5/13/21	407,000	406,491

Lodging 0.1%
Hilton Worldwide Finance LLC USD Term Loan B2 3.50%, due 10/26/20	820,000	819,772

Media 0.3%
Charter Communications Operating LLC Term Loan F 3.00%, due 1/4/21	910,653	904,108
Charter Communications Operating LLC 2016 Term Loan I 3.50%, due 1/24/23	1,163,238	1,162,199
Nielsen Finance LLC USD Term Loan B2 3.445%, due 4/15/21	107,000	107,134
Tribune Media Co. Term Loan 3.75%, due 12/27/20	621,766	619,175

		2,792,616

Retail 0.0%‡
Yum! Brands, Inc. 1st Lien Term Loan B 3.19%, due 6/16/23	101,000	101,126

Software 0.1%
IMS Health, Inc. New USD Term Loan 3.50%, due 3/17/21	952,085	943,159

	Principal Amount	Value
Telecommunications 0.1%
Level 3 Financing, Inc. 2015 Term Loan B2 3.50%, due 5/31/22	$816,000	$811,920
T-Mobile USA, Inc. Term Loan B 3.50%, due 11/9/22	815,997	818,038

		1,629,958

Total Loan Assignments (Cost $9,535,637)		9,507,074

Mortgage-Backed Securities 1.5%
Agency Collateral (Collateralized Mortgage Obligation) 0.1%
FREMF Mortgage Trust Series 2010-KSCT, Class B 2.00%, due 1/25/20 (a)(d)	1,038,724	963,212

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 1.3%
Banc of America Commercial Mortgage Trust
Series 2006-6, Class AJ 5.421%, due 10/10/45	470,000	468,536
Series 2007-3, Class AJ 5.723%, due 6/10/49 (f)	350,852	352,624
CGBAM Commercial Mortgage Trust Series 2014-HD, Class E 3.442%, due 2/15/31 (a)(b)	208,000	195,717
Cobalt CMBS Commercial Mortgage Trust Series 2007-C2, Class AJFX 5.568%, due 4/15/47 (b)	171,218	169,929
Commercial Mortgage Trust
Series 2007-C9, Class AJ 5.65%, due 12/10/49 (b)	313,408	317,708
Series 2007-GG11, Class AM 5.867%, due 12/10/49 (f)	1,007,557	1,042,270
Core Industrial Trust Series 2015-TEXW, Class E 3.977%, due 2/10/34 (a)(f)	630,000	599,313
GAHR Commercial Mortgage Trust Series 2015-NRF, Class DFX 3.495%, due 12/15/34 (a)(f)	324,000	322,507
GS Mortgage Securities Trust Series 2013-NYC5, Class E 3.771%, due 1/10/30 (a)(f)	383,000	380,728
Hilton USA Trust Series 2013-HLT, Class EFX 5.222%, due 11/5/30 (a)(f)	572,000	575,593
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2015-CSMO, Class B 2.242%, due 1/15/32 (a)(b)	425,000	422,067

M-354	MainStay VP Janus Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
JP Morgan Chase Commercial Mortgage Securities Trust (continued)
Series 2015-SGP, Class B 3.192%, due 7/15/36 (a)(b)	$181,000	$180,887
Series 2015-UES, Class E 3.621%, due 9/5/32 (a)(b)	425,000	409,159
Series 2015-CSMO, Class E 4.392%, due 1/15/32 (a)(b)	367,000	361,707
Series 2015-SGP, Class D 4.942%, due 7/15/36 (a)(b)	648,000	642,324
LB-UBS Commercial Mortgage Trust
Series 2006-C1, Class AJ 5.276%, due 2/15/41 (b)	149,122	147,635
Series 2007-C1, Class AJ 5.484%, due 2/15/40	409,635	411,883
Series 2007-C2, Class AM 5.493%, due 2/15/40 (b)	100,473	101,912
Series 2007-C7, Class AJ 6.449%, due 9/15/45 (f)	357,692	357,808
Starwood Retail Property Trust
Series 2014-STAR, Class D 3.692%, due 11/15/27 (a)(b)	882,000	833,744
Series 2014-STAR, Class E 4.592%, due 11/15/27 (a)(b)	526,000	490,065
Wachovia Bank Commercial Mortgage Trust
Series 2007-C30, Class AM 5.383%, due 12/15/43	1,131,888	1,151,450
Series 2007-C31, Class AJ 5.66%, due 4/15/47 (f)	1,256,202	1,258,994
Series 2007-C34, Class AJ 6.141%, due 5/15/46 (f)	275,680	272,925
Series 2007-C33, Class AJ 6.147%, due 2/15/51 (f)	844,430	837,449
Wells Fargo Commercial Mortgage Trust
Series 2014-TISH, Class WTS1 2.692%, due 2/15/27 (a)(b)	364,000	345,649
Series 2014-TISH, Class SCH1 3.192%, due 1/15/27 (a)(b)	283,000	269,028
Series 2014-TISH, Class WTS2 3.692%, due 2/15/27 (a)(b)	136,000	130,360

		13,049,971

Whole Loan Collateral (Collateralized Mortgage Obligation) 0.1%
Federal Home Loan Mortgage Corporation Structured Agency Credit Risk Debt Notes Series 2015-HQ1, Class M2 2.646%, due 3/25/25 (b)	785,000	788,225

Total Mortgage-Backed Securities (Cost $15,193,938)		14,801,408

	Principal Amount	Value
U.S. Government & Federal Agencies 19.6%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 1.3%
3.50%, due 7/1/29	$510,912	$541,791
3.50%, due 2/1/44	654,891	697,747
4.00%, due 8/1/44	197,761	216,637
4.50%, due 5/1/44	1,550,873	1,722,544
4.50%, due 9/1/44	1,791,298	2,012,379
4.50%, due 6/1/45	824,260	926,963
4.50%, due 2/1/46	1,388,660	1,559,342
5.00%, due 6/1/20	118,964	125,040
5.00%, due 3/1/42	479,676	539,793
5.00%, due 7/1/44	1,717,123	1,929,881
5.50%, due 12/1/28	319,314	355,429
5.50%, due 10/1/36	270,990	307,964
5.50%, due 8/1/41	667,892	762,904
6.00%, due 4/1/40	1,368,084	1,607,390

		13,305,804

♦Federal National Mortgage Association (Mortgage Pass-Through Securities) 6.3%
3.50%, due 2/1/43	2,132,863	2,273,366
3.50%, due 1/1/44	2,456,691	2,640,410
3.50%, due 4/1/44	901,854	965,239
3.50%, due 5/1/44	2,438,196	2,616,737
3.50%, due 2/1/45	1,768,150	1,884,838
3.50%, due 12/1/45	443,028	474,294
3.50%, due 1/1/46	2,172,544	2,326,712
4.00%, due 3/1/29	379,253	405,866
4.00%, due 6/1/29	188,896	201,691
4.00%, due 7/1/29	372,906	397,306
4.00%, due 4/1/34	410,240	445,997
4.00%, due 6/1/42	809,826	878,425
4.00%, due 8/1/42	355,243	385,215
4.00%, due 9/1/42	467,994	507,614
4.00%, due 11/1/42	535,345	580,422
4.00%, due 12/1/42	168,101	183,952
4.00%, due 7/1/43	1,167,724	1,266,593
4.00%, due 8/1/43	1,370,493	1,486,282
4.00%, due 9/1/43	338,615	366,861
4.00%, due 2/1/44	899,227	975,478
4.00%, due 6/1/44	1,200,926	1,302,627
4.00%, due 7/1/44	2,235,553	2,456,036
4.00%, due 8/1/44	545,713	599,643
4.00%, due 8/1/44	1,397,955	1,535,976
4.00%, due 5/1/45	444,608	489,088
4.00%, due 9/1/45	2,930,802	3,201,156
4.00%, due 10/1/45	1,521,598	1,663,902
4.00%, due 12/1/45	622,583	685,408
4.00%, due 4/1/46	747,812	824,594
4.00%, due 5/1/46	924,139	1,015,717
4.50%, due 10/1/40	140,711	154,276

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-355

Portfolio of Investments June 30, 2016 (Unaudited) (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
4.50%, due 11/1/42	$231,472	$256,281
4.50%, due 2/1/43	2,416,736	2,649,437
4.50%, due 3/1/43	533,192	597,411
4.50%, due 5/1/44	2,762,272	3,098,778
4.50%, due 8/1/44	1,209,797	1,357,769
4.50%, due 10/1/44	607,807	680,849
4.50%, due 10/1/44	929,201	1,044,601
4.50%, due 3/1/45	1,094,332	1,226,330
4.50%, due 5/1/45	194,964	219,268
4.50%, due 6/1/45	455,035	508,260
4.50%, due 10/1/45	2,741,028	3,079,079
4.50%, due 2/1/46	1,945,609	2,186,433
4.50%, due 4/1/46	721,983	817,415
5.00%, due 9/1/29	356,767	396,023
5.00%, due 1/1/30	148,088	164,348
5.00%, due 5/1/41	658,918	734,257
5.00%, due 7/1/44	834,051	947,016
5.50%, due 1/1/25	119,542	128,695
5.50%, due 12/1/39	481,586	544,087
5.50%, due 3/1/40	464,857	533,829
5.50%, due 4/1/40	1,298,004	1,467,447
5.50%, due 2/1/41	260,329	299,746
5.50%, due 5/1/41	404,002	456,757
5.50%, due 6/1/41	518,902	594,772
5.50%, due 12/1/41	558,912	632,489
5.50%, due 2/1/42	2,201,772	2,487,090
6.00%, due 8/1/22	224,182	243,936
6.00%, due 10/1/35	417,597	480,852
6.00%, due 12/1/35	433,742	499,973
6.00%, due 2/1/37	78,623	92,020
6.00%, due 9/1/37	297,103	327,631
6.00%, due 10/1/38	313,484	358,075
7.00%, due 2/1/39	122,549	150,670

		64,453,345

Government National Mortgage Association (Mortgage Pass-Through Securities) 2.1%
3.50%, due 5/20/42	283,465	303,690
4.00%, due 1/15/45	1,922,990	2,087,829
4.00%, due 10/20/45	729,244	791,396
4.50%, due 5/15/41	637,603	731,810
4.50%, due 7/15/41	117,505	131,594
4.50%, due 8/15/41	1,141,347	1,282,435
4.50%, due 10/20/41	748,471	804,447
4.50%, due 5/15/44	409,650	457,435
4.90%, due 10/15/34	579,125	671,864
5.00%, due 10/15/39	238,261	268,317
5.00%, due 11/15/39	391,623	438,630
5.00%, due 1/15/40	134,041	150,185

	Principal Amount	Value
Government National Mortgage Association (Mortgage Pass-Through Securities) (continued)
5.00%, due 5/15/40	$153,200	$173,465
5.00%, due 5/15/40	50,540	57,313
5.00%, due 7/15/40	466,115	521,961
5.00%, due 7/15/40	125,455	140,457
5.00%, due 2/15/41	432,071	485,650
5.00%, due 5/15/41	165,026	186,792
5.00%, due 9/15/41	117,331	135,430
5.00%, due 6/15/44	817,216	929,729
5.00%, due 7/15/44	251,027	285,029
5.00%, due 12/20/44	367,905	418,896
5.10%, due 1/15/32	540,509	626,688
5.50%, due 9/15/35	66,781	77,726
5.50%, due 3/15/36	262,276	300,308
5.50%, due 11/20/37	278,846	317,332
5.50%, due 2/15/39	309,562	356,333
5.50%, due 8/15/39	392,124	459,132
5.50%, due 8/15/39	1,185,677	1,387,891
5.50%, due 10/15/39	463,360	538,143
5.50%, due 1/20/42	281,582	313,507
5.50%, due 5/20/42	348,263	386,492
5.50%, due 7/20/42	515,924	567,963
6.00%, due 11/20/34	237,798	280,157
6.00%, due 1/20/39	108,601	123,952
6.00%, due 12/20/41	470,837	544,347
6.00%, due 1/20/42	538,057	618,988
6.00%, due 2/20/42	488,682	562,534
6.00%, due 3/20/42	76,898	88,843
6.00%, due 4/20/42	395,831	458,041
6.00%, due 5/20/42	155,769	177,942
6.00%, due 7/20/42	105,608	122,069
6.00%, due 8/20/42	116,436	134,494
6.00%, due 9/20/42	256,328	296,360
6.00%, due 11/20/42	103,897	119,788
6.00%, due 2/20/43	142,155	164,810
7.50%, due 8/15/33	413,378	497,065

		20,975,259

United States Treasury Bonds 1.8%
2.50%, due 2/15/45	621,000	646,544
2.50%, due 2/15/46	1,205,000	1,254,753
2.50%, due 5/15/46	2,002,000	2,086,224
2.875%, due 8/15/45	1,558,000	1,749,464
3.00%, due 5/15/45	957,000	1,099,989
3.00%, due 11/15/45	5,671,000	6,520,765
3.375%, due 5/15/44	2,000	2,465
3.625%, due 2/15/44	1,006,000	1,297,111
3.75%, due 11/15/43	2,537,000	3,347,255

		18,004,570

M-356	MainStay VP Janus Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
♦United States Treasury Notes 8.1%
1.125%, due 2/28/21	$3,926,000	$3,953,604
1.125%, due 6/30/21	3,186,000	3,201,806
1.25%, due 3/31/21	13,085,000	13,237,322
1.25%, due 6/30/23	596,000	599,073
1.375%, due 1/31/21	4,409,000	4,487,017
1.625%, due 12/31/19	1,975,000	2,029,544
1.625%, due 2/15/26	1,143,000	1,155,859
1.625%, due 5/15/26	8,336,000	8,437,924
1.75%, due 12/31/20	2,735,000	2,829,122
1.75%, due 5/15/23	1,278,000	1,318,387
2.00%, due 2/15/25	654,000	684,248
2.00%, due 8/15/25	4,609,000	4,818,387
2.125%, due 9/30/21	2,978,000	3,138,300
2.125%, due 12/31/21	4,008,000	4,225,466
2.25%, due 11/15/25	10,724,000	11,441,168
2.50%, due 8/15/23	4,767,000	5,164,186
2.50%, due 5/15/24	3,565,000	3,872,064
2.75%, due 11/15/23	6,452,000	7,112,323

		81,705,800

Total U.S. Government & Federal Agencies (Cost $192,531,383)		198,444,778

Total Long-Term Bonds (Cost $384,489,912)		394,473,512

	Shares
Common Stocks 59.7%
Aerospace & Defense 3.9%
♦Boeing Co. (The)	184,837	24,004,781
General Dynamics Corp.	36,101	5,026,703
Northrop Grumman Corp.	49,432	10,987,745

		40,019,229

Agriculture 2.3%
♦Altria Group, Inc.	337,976	23,306,825

Apparel 2.2%
♦NIKE, Inc. Class B	400,343	22,098,934

Auto Manufacturers 1.2%
General Motors Co.	442,951	12,535,513

Banks 1.6%
Morgan Stanley	230,398	5,985,740
U.S. Bancorp	256,818	10,357,470

		16,343,210

	Shares	Value
Biotechnology 2.7%
♦Amgen, Inc.	166,142	$25,278,505
Celgene Corp. (g)	26,063	2,570,594

		27,849,099

Chemicals 2.2%
E.I. du Pont de Nemours & Co.	74,337	4,817,037
LyondellBasell Industries N.V. Class A	237,761	17,694,174

		22,511,211

Commercial Services 0.5%
Automatic Data Processing, Inc.	58,590	5,382,663

Computers 2.4%
Accenture PLC Class A	58,922	6,675,273
Apple, Inc.	180,863	17,290,503

		23,965,776

Electronics 1.7%
Honeywell International, Inc.	144,958	16,861,515

Entertainment 0.3%
Six Flags Entertainment Corp.	56,345	3,265,193

Finance—Consumer Loans 1.0%
Synchrony Financial (g)	420,697	10,635,220

Finance—Credit Card 3.1%
American Express Co.	112,395	6,829,120
♦MasterCard, Inc. Class A	280,556	24,705,762

		31,534,882

Finance—Investment Banker/Broker 0.7%
TD Ameritrade Holding Corp.	244,173	6,952,826

Finance—Other Services 1.2%
CME Group, Inc.	126,045	12,276,783

Food 2.1%
Hershey Co. (The)	113,541	12,885,768
Kroger Co. (The)	214,833	7,903,706

		20,789,474

Health Care—Products 0.8%
Medtronic PLC	96,668	8,387,882

Health Care—Services 0.7%
Aetna, Inc.	54,401	6,643,994

Household Products & Wares 1.0%
Kimberly-Clark Corp.	76,083	10,459,891

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-357

Portfolio of Investments June 30, 2016 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Internet 3.7%
♦Alphabet, Inc. Class C (g)	33,374	$23,098,145
Priceline Group, Inc. (The) (g)	11,344	14,161,963

		37,260,108

Leisure Time 0.7%
Norwegian Cruise Line Holdings, Ltd. (g)	169,413	6,749,414

Media 2.1%
Comcast Corp. Class A	195,823	12,765,701
Time Warner, Inc.	109,457	8,049,468

		20,815,169

Miscellaneous—Manufacturing 1.2%
General Electric Co.	397,819	12,523,342

Pharmaceuticals 5.8%
AbbVie, Inc.	321,832	19,924,619
Allergan PLC (g)	42,698	9,867,081
♦Bristol-Myers Squibb Co.	343,256	25,246,479
Eli Lilly & Co.	41,430	3,262,612

		58,300,791

Private Equity 1.2%
Blackstone Group L.P. (The)	480,344	11,787,642

Real Estate 0.8%
CBRE Group, Inc. Class A (g)	297,429	7,875,920

Real Estate Investment Trusts 1.1%
Colony Capital, Inc. Class A	339,033	5,204,157
MGM Growth Properties LLC Class A	97,686	2,606,262
Outfront Media, Inc.	151,172	3,653,827

		11,464,246

Retail 5.4%
Costco Wholesale Corp.	107,431	16,870,964
Dollar Tree, Inc. (g)	130,894	12,335,451
Home Depot, Inc. (The)	123,785	15,806,107
Starbucks Corp.	162,544	9,284,513

		54,297,035

Software 4.2%
Adobe Systems, Inc. (g)	157,028	15,041,712
♦Microsoft Corp.	534,903	27,370,987

		42,412,699

Toys, Games & Hobbies 0.6%
Mattel, Inc.	199,531	6,243,325

	Shares	Value
Transportation 1.3%
CSX Corp.	289,139	$7,540,745
United Parcel Service, Inc. Class B	50,216	5,409,268

		12,950,013

Total Common Stocks (Cost $539,178,849)		604,499,824

Preferred Stocks 0.5%
Banks 0.4%
Citigroup Capital XIII 7.008% (b)	66,525	1,734,307
Morgan Stanley 6.875% (b)	32,700	939,798
Morgan Stanley 7.125% (b)	18,750	556,312
Wells Fargo & Co. 6.625% (b)	17,300	514,848

		3,745,265

Diversified Financial Services 0.0%‡
General Electric Co. 4.70%	4,002	106,093

Finance—Credit Card 0.1%
Discover Financial Services 6.50%	50,050	1,323,322

Total Preferred Stocks (Cost $4,825,776)		5,174,680

	Principal Amount
Short-Term Investment 0.5%
Repurchase Agreement 0.5%
Fixed Income Clearing Corp. 0.03%, dated 6/30/16 due 07/01/16 Proceeds at Maturity $4,619,759 (Collateralized by a United States Treasury Note with a rate of 1.375% and a maturity date of 4/30/20, with a Principal Amount of $4,620,000 and a Market Value of $4,712,400)	$4,619,756	4,619,756

Total Short-Term Investment (Cost $4,619,756)		4,619,756

Total Investments (Cost $933,114,293) (h)	99.7%	1,008,767,772
Other Assets, Less Liabilities	0.3	3,345,576
Net Assets	100.0%	$1,012,113,348

M-358	MainStay VP Janus Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Floating rate—Rate shown was the rate in effect as of June 30, 2016.

(c)	Step coupon—Rate shown was the rate in effect as of June 30, 2016.

(d)	Illiquid security—As of June 30, 2016, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $1,274,154, which represented 0.1% of the Portfolio’s net assets.

(e)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London
InterBank Offered Rate or other short-term rates. The rate shown was the weighted average interest rate of all contracts within the floating rate loan facility as of June 30, 2016.

(f)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of June 30, 2016.

(g)	Non-income producing security.

(h)	As of June 30, 2016, cost was $933,119,930 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$95,937,260
Gross unrealized depreciation	(20,289,418)

Net unrealized appreciation	$75,647,842

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$13,294,349	$—	$13,294,349
Corporate Bonds	—	158,425,903	—	158,425,903
Loan Assignments (b)	—	9,100,583	406,491	9,507,074
Mortgage-Backed Securities	—	14,801,408	—	14,801,408
U.S. Government & Federal Agencies	—	198,444,778	—	198,444,778

Total Long-Term Bonds	—	394,067,021	406,491	394,473,512

Common Stocks	604,499,824	—	—	604,499,824
Preferred Stocks	5,174,680	—	—	5,174,680
Short-Term Investment
Repurchase Agreement	—	4,619,756	—	4,619,756

Total Investments in Securities	$609,674,504	$398,686,777	$406,491	$1,008,767,772

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $406,491 is held in Household Products & Wares within the Loan Assignments section of the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2016, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-359

Portfolio of Investments June 30, 2016 (Unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2015	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of June 30, 2016	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at June 30, 2016 (a)
Loan Assignments
Household Products & Wares	$—	$—	$—	$3,561	$402,930	$—	$—	$—	$406,491	$3,561

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

M-360	MainStay VP Janus Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2016 (Unaudited)

Assets
Investment in securities, at value (identified cost $933,114,293)	$1,008,767,772
Due from custodian	95,717
Receivables:
Investment securities sold	25,109,223
Dividends and interest	3,380,819
Fund shares sold	397,266
Other assets	4,457

Total assets	1,037,755,254

Liabilities
Payables:
Investment securities purchased	24,372,295
Fund shares redeemed	568,906
Manager (See Note 3)	456,032
NYLIFE Distributors (See Note 3)	124,095
Shareholder communication	62,344
Professional fees	31,147
Custodian	22,088
Trustees	1,869
Accrued expenses	3,130

Total liabilities	25,641,906

Net assets	$1,012,113,348

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$84,160
Additional paid-in capital	843,401,485

843,485,645
Undistributed net investment income	24,603,267
Accumulated net realized gain (loss) on investments and foreign currency transactions	68,370,957
Net unrealized appreciation (depreciation) on investments	75,653,479

Net assets	$1,012,113,348

Initial Class
Net assets applicable to outstanding shares	$404,811,422

Shares of beneficial interest outstanding	33,553,791

Net asset value per share outstanding	$12.06

Service Class
Net assets applicable to outstanding shares	$607,301,926

Shares of beneficial interest outstanding	50,606,187

Net asset value per share outstanding	$12.00

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-361

Statement of Operations for the six months ended June 30, 2016 (Unaudited)

Investment Income (Loss)
Income
Dividends	$6,760,373
Interest	6,225,590

Total income	12,985,963

Expenses
Manager (See Note 3)	2,736,942
Distribution and service—Service Class (See Note 3)	735,234
Shareholder communication	71,204
Professional fees	54,060
Custodian	25,150
Trustees	12,779
Miscellaneous	17,750

Total expenses before waiver/reimbursement	3,653,119
Expense waiver/reimbursement from Manager (See Note 3)	(1,175)

Net expenses	3,651,944

Net investment income (loss)	9,334,019

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	18,422,229
Foreign currency transactions	7,142

Net realized gain (loss) on investments and foreign currency transactions	18,429,371

Net change in unrealized appreciation (depreciation) on:
Investments	(32,001,418)
Translation of other assets and liabilities in foreign currencies	788

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(32,000,630)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(13,571,259)

Net increase (decrease) in net assets resulting from operations	$(4,237,240)

M-362	MainStay VP Janus Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2016 (Unaudited) and the year ended December 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$9,334,019	$17,685,867
Net realized gain (loss) on investments and foreign currency transactions	18,429,371	47,325,542
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(32,000,630)	(59,045,017)

Net increase (decrease) in net assets resulting from operations	(4,237,240)	5,966,392

Dividends and distributions to shareholders:
From net investment income:
Initial Class	—	(8,334,037)
Service Class	—	(9,679,950)

	—	(18,013,987)

From net realized gain on investments:
Initial Class	—	(28,050,942)
Service Class	—	(37,127,953)

	—	(65,178,895)

Total dividends and distributions to shareholders	—	(83,192,882)

Capital share transactions:
Net proceeds from sale of shares	54,086,251	78,184,559
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	83,192,882
Cost of shares redeemed	(59,041,738)	(110,192,006)

Increase (decrease) in net assets derived from capital share transactions	(4,955,487)	51,185,435

Net increase (decrease) in net assets	(9,192,727)	(26,041,055)

Net Assets
Beginning of period	1,021,306,075	1,047,347,130

End of period	$1,012,113,348	$1,021,306,075

Undistributed net investment income at end of period	$24,603,267	$15,269,248

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-363

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,			February 17, 2012** through December 31,
	2016*		2015	2014	2013	2012
Net asset value at beginning of period	$12.11		$13.13	$12.47	$10.55	$10.00

Net investment income (loss) (a)	0.12		0.24	0.24	0.20	0.18
Net realized and unrealized gain (loss) on investments	(0.17)		(0.17)	0.84	1.91	0.37
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	(0.00)‡	(0.00)‡	(0.00)‡	(0.00	)‡

Total from investment operations	(0.05)		0.07	1.08	2.11	0.55

Less dividends and distributions:
From net investment income	—		(0.25)	(0.19)	(0.17)	—
From net realized gain on investments	—		(0.84)	(0.23)	(0.02)	—

Total dividends and distributions	—		(1.09)	(0.42)	(0.19)	—

Net asset value at end of period	$12.06		$12.11	$13.13	$12.47	$10.55

Total investment return	(0.41	%)(b)(c)	0.70%	8.68%	20.15%	5.50	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.02	% ††	1.84%	1.85%	1.77%	2.01	%††
Net expenses	0.59	% ††	0.58%	0.58%	0.58%	0.58	%††
Expenses (before waiver/reimbursement)	0.59	% ††	0.58%	0.59%	0.59%	0.59	%††
Portfolio turnover rate	43%		76%	86%	74%	63%
Net assets at end of period (in 000’s)	$404,811		$429,680	$478,480	$493,872	$461,363

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

M-364	MainStay VP Janus Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Service Class
	Six months ended June 30,		Year ended December 31,			February 17, 2012** through December 31,
	2016*		2015	2014	2013	2012
Net asset value at beginning of period	$12.06		$13.08	$12.44	$10.53	$10.00

Net investment income (loss) (a)	0.10		0.21	0.21	0.18	0.16
Net realized and unrealized gain (loss) on investments	(0.16)		(0.17)	0.82	1.90	0.37
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	(0.00)‡	(0.00)‡	(0.00)‡	(0.00	)‡

Total from investment operations	(0.06)		0.04	1.03	2.08	0.53

Less dividends and distributions:
From net investment income	—		(0.22)	(0.16)	(0.15)	—
From net realized gain on investments	—		(0.84)	(0.23)	(0.02)	—

Total dividends and distributions	—		(1.06)	(0.39)	(0.17)	—

Net asset value at end of period	$12.00		$12.06	$13.08	$12.44	$10.53

Total investment return	(0.50	%)(b)(c)	0.45%	8.41%	19.86%	5.30	%(b)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.77	% ††	1.60%	1.61%	1.52%	1.77	%††
Net expenses	0.84	% ††	0.83%	0.83%	0.83%	0.83	%††
Expenses (before waiver/reimbursement)	0.84	% ††	0.83%	0.84%	0.84%	0.84	%††
Portfolio turnover rate	43%		76%	86%	74%	63%
Net assets at end of period (in 000’s)	$607,302		$591,626	$568,868	$512,495	$378,717

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-365

MainStay VP Large Cap Growth Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2016

Class	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	–4.35%	–2.49%	9.95%	8.42%	0.77%
Service Class Shares	–4.47	–2.73	9.67	8.15	1.02

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Russell 1000® Growth Index[3]	1.36%	3.02%	12.35%	8.78%
S&P 500® Index[3]	3.84	3.99	12.10	7.42
Average Lipper Variable Products Large-Cap Growth Portfolio[4]	–2.53	–1.35	10.52	7.56

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Large-Cap Growth Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. diversified equity large-cap floor. Large-cap growth portfolios typically have above-average characteristics compared to the S&P 500® Index. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-366	MainStay VP Large Cap Growth Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Large Cap Growth Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2016 to June 30, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2016, to June 30, 2016. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

June 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/16	Ending Account Value (Based on Actual Returns and Expenses) 6/30/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/16	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$956.50	$3.75	$1,021.00	$3.87

Service Class Shares	$1,000.00	$955.30	$4.96	$1,019.80	$5.12

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.77% for Initial Class and 1.02% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-367

Industry Composition as of June 30, 2016 (Unaudited)

Software	12.3%
IT Services	10.0
Internet Software & Services	8.7
Internet & Catalog Retail	6.4
Pharmaceuticals	5.5
Textiles, Apparel & Luxury Goods	5.0
Media	4.7
Health Care Providers & Services	4.4
Health Care Equipment & Supplies	4.3
Biotechnology	4.2
Aerospace & Defense	3.5
Chemicals	3.1
Real Estate Investment Trusts	3.1
Specialty Retail	3.0
Semiconductors & Semiconductor Equipment	2.7

Industrial Conglomerates	2.5%
Food & Staples Retailing	2.4
Hotels, Restaurants & Leisure	2.3
Oil, Gas & Consumable Fuels	2.2
Technology Hardware, Storage & Peripherals	2.0
Multiline Retail	1.5
Beverages	1.4
Road & Rail	1.1
Diversified Financial Services	1.0
Banks	0.9
Life Sciences Tools & Services	0.9
Short-Term Investment	1.2
Other Assets, Less Liabilities	–0.3

100.0%

See Portfolio of Investments beginning on page M-371 for specific holdings within these categories.

Top Ten Holdings or Issuers as of June 30, 2016 (excluding short-term investment) (Unaudited)

1.	Amazon.com, Inc.

2.	Alphabet, Inc.

3.	Visa, Inc. Class A

4.	Facebook, Inc. Class A

5.	UnitedHealth Group, Inc.
6.	NIKE, Inc. Class B

7.	Danaher Corp.

8.	Starbucks Corp.

9.	Microsoft Corp.

10.	Celgene Corp.

M-368	MainStay VP Large Cap Growth Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Clark J. Winslow, Justin H. Kelly, CFA, and Patrick M. Burton, CFA, of Winslow Capital Management, LLC, the Portfolio’s Subadvisor.

How did MainStay VP Large Cap Growth Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2016?

For the six months ended June 30, 2016, MainStay VP Large Cap Growth Portfolio returned –4.35% for Initial Class shares and –4.47% for Service Class shares. Over the same period, both share classes underperformed the 1.36% return of the Russell 1000® Growth Index,1 which is the Portfolio’s primary benchmark and a broad-based securities-market index, and the 3.84% return of the S&P 500® Index, which is a secondary benchmark of the Portfolio. Both share classes underperformed the –2.53% return of the Average Lipper1 Variable Products Large-Cap Growth Portfolio for the six months ended June 30, 2016.

What factors affected the Portfolio’s relative performance during the reporting period?

Several of the challenges to active management of large-cap growth portfolios that we observed in the first quarter of 2016 started to recede in the second quarter. Even so, the predominance of cheap, low-growth and high-yield factors remained in place for the six-months ended June 30, 2016. The worst-performing sectors in the Russell 1000® Growth Index during the reporting period were consumer discretionary, information technology and health care. The Portfolio held overweight position in these sectors, which detracted from relative performance, as did stock selection tilted toward higher-growth companies in these sectors.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The Portfolio’s strongest sector contributions came from energy, materials and financials. (Contributions take weightings and total returns into account.) In energy, the Portfolio benefited from a slightly overweight position, which drove relative outperformance in the energy sector. In materials, stock selection drove the sector’s performance relative to materials stocks in the Russell 1000® Growth Index. In financials, stock selection led the sector’s performance relative to sector-related stocks in the Index. While materials and financials were weak relative to the Index, they were strong performers relative to other sectors in the Portfolio.

The weakest-contributing sectors were information technology, consumer discretionary and consumer staples. In the information technology and consumer discretionary sectors, stock selection drove relative performance. In consumer staples, an underweight position was primarily responsible for relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The stock that made the strongest positive contribution was health care coverage provider UnitedHealth Group. The company continued to execute strategically and operationally, with growth driven by its health care benefits and services (Optum) segments. Medical device company Boston Scientific Corporation was also a strong contributor, driven by a robust earnings report. Digital game developer Electronic Arts contributed positively to the Portfolio’s absolute performance. The company benefited from the shift to digital and mobile for the delivery of games, as well as from the advent of eSports as entertainment events.

The most-substantial detractor from the Portfolio’s absolute performance was online professional networking company LinkedIn. The company provided guidance of slowing growth in its Talent Solutions business, and the discontinuation of the company’s once-promising off-network advertising business slowed the company’s growth rate. We eliminated the Portfolio’s position in the stock. Biopharmaceutical company Alexion Pharmaceuticals was the second-most-substantial detractor from the Portfolio’s performance because of a recent drug-development failure, which could pressure future earnings growth. The Portfolio sold its position in the stock. Specialty pharmaceutical company Allergan also detracted from the Portfolio’s performance. Allergan’s share price suffered when the company’s planned merger with Pfizer failed to occur.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio initiated a position in entertainment streaming and subscriptions company Netflix after a sell-off lowered the stock price. Domestic and international subscriber growth remained robust, and we believed that this could enhance global content

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

M-369

leverage. The Portfolio purchased a position in independent oil and natural gas company Diamondback Energy because we believed that the company’s Permian Basin assets were well positioned for the recovery in oil prices. We purchased Crown Castle International, one of the three main cellular tower site providers. The company grew as cellular data delivery continued to expand.

During the reporting period, the Portfolio sold air carrier Delta Air Lines as rising fuel costs and concerns about unit volumes could place a limit on the company’s earnings potential. We sold biopharmaceutical company Alexion Pharmaceuticals as a recent drug-development failure appeared likely to pressure future earnings growth. Vehicle component manufacturer Delphi Automotive was sold on concerns that the peaking auto cycle could limit upside.

How did the Portfolio’s sector weightings change during the reporting period?

The Portfolio’s weighting in industrials increased, which decreased the degree to which the Portfolio was underweight relative to the Russell 1000® Growth Index in the sector. An increase in the Portfolio’s allocation to consumer staples brought a significantly underweight position in the sector to nearly 7% below the benchmark at the end of the reporting period. The energy sector increased from a slightly underweight position relative to the benchmark to a slightly overweight position.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2016, the Portfolio’s most significantly overweight position was in information technology. The sector is multifaceted and we view each of the segments as having unique drivers. As of the same date, consumer discretionary was the Portfolio’s next most significantly overweight position, with a concentration on high-growth retailers. Health care was also an overweight sector as of June 30, 2016. We believed that this sector could represent some of the most compelling opportunities for performance going forward. As of June 30, 2016, the Portfolio held an underweight position in consumer staples in light of elevated valuations and slow earnings growth. We continued to monitor the sector, looking for opportunities that met our criteria.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-370	MainStay VP Large Cap Growth Portfolio

Portfolio of Investments June 30, 2016 (Unaudited)

	Shares	Value
Common Stocks 99.1%†
Aerospace & Defense 3.5%
Honeywell International, Inc.	102,800	$11,957,696
Lockheed Martin Corp.	37,730	9,363,454
Raytheon Co.	61,300	8,333,735

		29,654,885

Banks 0.9%
JPMorgan Chase & Co.	121,100	7,525,154

Beverages 1.4%
PepsiCo., Inc.	114,400	12,119,536

Biotechnology 4.2%
Amgen, Inc.	47,300	7,196,695
♦Celgene Corp. (a)	180,120	17,765,236
Regeneron Pharmaceuticals, Inc. (a)	27,930	9,753,994

		34,715,925

Chemicals 3.1%
Ecolab, Inc.	76,050	9,019,530
PPG Industries, Inc.	78,600	8,186,190
Sherwin-Williams Co. (The)	29,480	8,657,392

		25,863,112

Diversified Financial Services 1.0%
Moody’s Corp.	85,540	8,015,953

Food & Staples Retailing 2.4%
Costco Wholesale Corp.	72,000	11,306,880
CVS Health Corp.	88,600	8,482,564

		19,789,444

Health Care Equipment & Supplies 4.3%
Boston Scientific Corp. (a)	372,600	8,707,662
Intuitive Surgical, Inc. (a)	16,170	10,695,000
Stryker Corp.	49,300	5,907,619
Zimmer Biomet Holdings, Inc.	86,500	10,412,870

		35,723,151

Health Care Providers & Services 4.4%
Centene Corp. (a)	141,200	10,077,444
♦UnitedHealth Group, Inc.	188,550	26,623,260

		36,700,704

Hotels, Restaurants & Leisure 2.3%
♦Starbucks Corp.	343,260	19,607,011

Industrial Conglomerates 2.5%
♦Danaher Corp.	206,600	20,866,600

	Shares	Value
Internet & Catalog Retail 6.4%
♦Amazon.com, Inc. (a)	53,385	$38,203,374
Netflix, Inc. (a)	77,600	7,098,848
Priceline Group, Inc. (The) (a)	6,655	8,308,168

		53,610,390

Internet Software & Services 8.7%
♦Alphabet, Inc. Class A (a)	27,225	19,153,604
Class C (a)	24,299	16,817,338
CoStar Group, Inc. (a)	43,850	9,588,241
♦Facebook, Inc. Class A (a)	237,950	27,192,926

		72,752,109

IT Services 10.0%
Fidelity National Information Services, Inc.	171,400	12,628,752
FleetCor Technologies, Inc. (a)	87,800	12,566,814
MasterCard, Inc. Class A	197,000	17,347,820
PayPal Holdings, Inc. (a)	222,100	8,108,871
♦Visa, Inc. Class A	439,500	32,597,715

		83,249,972

Life Sciences Tools & Services 0.9%
Quintiles Transnational Holdings, Inc. (a)	115,500	7,544,460

Media 4.7%
Charter Communications, Inc. Class A (a)	75,624	17,290,671
Comcast Corp. Class A	166,200	10,834,578
Time Warner, Inc.	149,000	10,957,460

		39,082,709

Multiline Retail 1.5%
Dollar Tree, Inc. (a)	136,200	12,835,488

Oil, Gas & Consumable Fuels 2.2%
Diamondback Energy, Inc. (a)	95,100	8,674,071
Pioneer Natural Resources Co.	62,350	9,427,944

		18,102,015

Pharmaceuticals 5.5%
Allergan PLC (a)	49,170	11,362,695
Bristol-Myers Squibb Co.	237,100	17,438,705
Zoetis, Inc.	355,600	16,876,776

		45,678,176

Real Estate Investment Trusts 3.1%
American Tower Corp.	130,900	14,871,549
Crown Castle International Corp.	105,500	10,700,865

		25,572,414

Road & Rail 1.1%
Kansas City Southern	98,700	8,891,883

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers, as of June 30, 2016, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-371

Portfolio of Investments June 30, 2016 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Semiconductors & Semiconductor Equipment 2.7%
Applied Materials, Inc.	245,100	$5,875,047
Broadcom, Ltd.	94,800	14,731,920
NXP Semiconductors N.V. (a)	27,100	2,123,014

		22,729,981

Software 12.3%
Activision Blizzard, Inc.	221,100	8,762,193
Adobe Systems, Inc. (a)	124,650	11,940,223
Electronic Arts, Inc. (a)	132,300	10,023,048
Intuit, Inc.	101,000	11,272,610
♦Microsoft Corp.	367,200	18,789,624
Mobileye N.V. (a)	262,800	12,125,592
Salesforce.com, Inc. (a)	186,300	14,794,083
ServiceNow, Inc. (a)	110,800	7,357,120
Splunk, Inc. (a)	137,800	7,466,004

		102,530,497

Specialty Retail 3.0%
Home Depot, Inc. (The)	124,300	15,871,867
O’Reilly Automotive, Inc. (a)	34,430	9,333,973

		25,205,840

Technology Hardware, Storage & Peripherals 2.0%
Apple, Inc.	173,975	16,632,010

Textiles, Apparel & Luxury Goods 5.0%
Lululemon Athletica, Inc. (a)	136,400	10,074,504
♦NIKE, Inc. Class B	400,000	22,080,000
Under Armour, Inc. Class A (a)	136,400	5,473,732
Class C (a)	118,435	4,311,024

		41,939,260

Total Common Stocks (Cost $726,634,477)		826,938,679

	Principal Amount	Value
Short-Term Investment 1.2%
Repurchase Agreement 1.2%
Fixed Income Clearing Corp. 0.03%, dated 6/30/16 due 7/1/16 Proceeds at Maturity $10,039,072 (Collateralized by a United States Treasury Note with a rate of 1.625% and a maturity date of 6/30/20, with a Principal Amount of $9,995,000 and a Market Value of $10,244,875)	$10,039,064	$10,039,064

Total Short-Term Investment (Cost $10,039,064)		10,039,064

Total Investments (Cost $736,673,541) (b)	100.3%	836,977,743
Other Assets, Less Liabilities	(0.3)	(2,238,792)
Net Assets	100.0%	$834,738,951

(a)	Non-income producing security.

(b)	As of June 30, 2016, cost was $737,275,310 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$110,685,969
Gross unrealized depreciation	(10,983,536)

Net unrealized appreciation	$99,702,433

M-372	MainStay VP Large Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$826,938,679	$—	$—	$826,938,679
Short-Term Investment
Repurchase Agreement	—	10,039,064	—	10,039,064

Total Investments in Securities	$826,938,679	$10,039,064	$—	$836,977,743

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2016, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of June 30, 2016, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-373

Statement of Assets and Liabilities as of June 30, 2016 (Unaudited)

Assets
Investment in securities, at value (identified cost $736,673,541)	$836,977,743
Receivables:
Investment securities sold	2,277,474
Dividends and interest	381,132
Fund shares sold	112,705
Other assets	3,873

Total assets	839,752,927

Liabilities
Payables:
Investment securities purchased	3,788,008
Fund shares redeemed	543,578
Manager (See Note 3)	503,279
NYLIFE Distributors (See Note 3)	90,864
Shareholder communication	53,440
Professional fees	19,808
Custodian	9,621
Trustees	1,596
Accrued expenses	3,782

Total liabilities	5,013,976

Net assets	$834,738,951

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$42,639
Additional paid-in capital	636,937,973

636,980,612
Undistributed net investment income	160,530
Accumulated net realized gain (loss) on investments	97,293,607
Net unrealized appreciation (depreciation) on investments	100,304,202

Net assets	$834,738,951

Initial Class
Net assets applicable to outstanding shares	$392,006,580

Shares of beneficial interest outstanding	19,679,170

Net asset value per share outstanding	$19.92

Service Class
Net assets applicable to outstanding shares	$442,732,371

Shares of beneficial interest outstanding	22,960,040

Net asset value per share outstanding	$19.28

M-374	MainStay VP Large Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2016 (Unaudited)

Investment Income (Loss)
Income
Dividends	$3,860,923
Interest	1,760

Total income	3,862,683

Expenses
Manager (See Note 3)	3,044,306
Distribution and service—Service Class (See Note 3)	530,314
Shareholder communication	61,236
Professional fees	37,144
Trustees	10,893
Custodian	10,543
Miscellaneous	16,826

Total expenses before waiver/reimbursement	3,711,262
Expense waiver/reimbursement from Manager (See Note 3)	(9,109)

Net expenses	3,702,153

Net investment income (loss)	160,530

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	22,337,143
Net change in unrealized appreciation (depreciation) on investments	(60,866,278)

Net realized and unrealized gain (loss) on investments	(38,529,135)

Net increase (decrease) in net assets resulting from operations	$(38,368,605)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-375

Statements of Changes in Net Assets

for the six months ended June 30, 2016 (Unaudited) and the year ended December 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$160,530	$(1,090,701)
Net realized gain (loss) on investments	22,337,143	75,259,346
Net change in unrealized appreciation (depreciation) on investments	(60,866,278)	(25,640,261)

Net increase (decrease) in net assets resulting from operations	(38,368,605)	48,528,384

Distributions to shareholders:
From net realized gain on investments:
Initial Class	—	(53,730,314)
Service Class	—	(51,944,218)

Total distributions to shareholders	—	(105,674,532)

Capital share transactions:
Net proceeds from sale of shares	82,562,495	203,971,937
Net asset value of shares issued to shareholders in reinvestment of distributions	—	105,674,532
Cost of shares redeemed	(98,755,123)	(147,084,604)

Increase (decrease) in net assets derived from capital share transactions	(16,192,628)	162,561,865

Net increase (decrease) in net assets	(54,561,233)	105,415,717

Net Assets
Beginning of period	889,300,184	783,884,467

End of period	$834,738,951	$889,300,184

Undistributed net investment income at end of period	$160,530	$—

M-376	MainStay VP Large Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,
	2016*		2015	2014	2013	2012		2011
Net asset value at beginning of period	$20.83		$22.48	$22.83	$16.88	$14.92		$14.96

Net investment income (loss) (a)	0.02		(0.00)‡	(0.01)	0.01	0.06		(0.00	)‡
Net realized and unrealized gain (loss) on investments	(0.93)		1.22	2.29	6.11	1.90		(0.04)

Total from investment operations	(0.91)		1.22	2.28	6.12	1.96		(0.04)

Less dividends and distributions:
From net investment income	—		—	—	(0.06)	—		—
From net realized gain on investments	—		(2.87)	(2.63)	(0.11)	—		—

Total dividends and distributions	—		(2.87)	(2.63)	(0.17)	—		—

Net asset value at end of period	$19.92		$20.83	$22.48	$22.83	$16.88		$14.92

Total investment return	(4.37	%)(b)(c)	6.18%	10.63%	36.47%	13.14	%(b)	(0.27%)
Ratios (to average net assets)/ Supplemental Data:
Net investment income (loss)	0.17	% ††	(0.01%)	(0.03%)	0.07%	0.38%		(0.00	%)(d)
Net expenses	0.77	% ††	0.77%	0.77%	0.77%	0.78%		0.79%
Expenses (before waiver/reimbursement)	0.77	% ††	0.77%	0.77%	0.77%	0.78%		0.80%
Portfolio turnover rate	61%		71%	78%	74%	69%		50%
Net assets at end of period (in 000’s)	$392,007		$448,409	$410,122	$428,354	$441,225		$314,013

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(c)	Total investment return is not annualized.
(d)	Less than one-hundredth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-377

Financial Highlights selected per share data and ratios

	Service Class
	Six months ended June 30,		Year ended December 31,
	2016*		2015	2014	2013	2012		2011
Net asset value at beginning of period	$20.18		$21.93	$22.39	$16.56	$14.68		$14.75

Net investment income (loss) (a)	(0.01)		(0.06)	(0.06)	(0.03)	0.02		(0.04)
Net realized and unrealized gain (loss) on investments	(0.89)		1.18	2.23	6.00	1.86		(0.03)

Total from investment operations	(0.90)		1.12	2.17	5.97	1.88		(0.07)

Less dividends and distributions:
From net investment income	—		—	—	(0.03)	—		—
From net realized gain on investments	—		(2.87)	(2.63)	(0.11)	—		—

Total dividends and distributions	—		(2.87)	(2.63)	(0.14)	—		—

Net asset value at end of period	$19.28		$20.18	$21.93	$22.39	$16.56		$14.68

Total investment return	(4.46	%)(b)(c)	5.91%	10.35%	36.13%	12.81	%(b)	(0.47	%)(b)
Ratios (to average net assets)/ Supplemental Data:
Net investment income (loss)	(0.08	%)††	(0.26%)	(0.28%)	(0.18%)	0.10%		(0.27%)
Net expenses	1.02	% ††	1.02%	1.02%	1.02%	1.03%		1.04%
Expenses (before waiver/reimbursement)	1.02	% ††	1.02%	1.02%	1.02%	1.03%		1.05%
Portfolio turnover rate	61%		71%	78%	74%	69%		50%
Net assets at end of period (in 000’s)	$442,732		$440,891	$373,762	$324,801	$225,199		$181,399

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(c)	Total investment return is not annualized.

M-378	MainStay VP Large Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP MFS® Utilities Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2016

Class	Six Months	One Year	Since Inception (2/17/12)	Gross Expense Ratio[2]
Initial Class Shares	15.22%	–0.18%	9.01%	0.77%
Service Class Shares	15.08%	–0.43%	8.73%	1.02

Benchmark Performance	Six Months	One Year	Since Inception (2/17/12)
Dow Jones Global Utilities Index[3]	14.63%	13.56%	7.20%
Average Lipper Variable Products Utility Portfolio[4]	17.09	8.87	10.85

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Utility Portfolio is representative of portfolios that invest primarily in the equity securities of domestic and foreign companies providing utilities. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-379

Cost in Dollars of a $1,000 Investment in MainStay VP MFS® Utilities Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2016 to June 30, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2016, to June 30, 2016. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

June 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/16	Ending Account Value (Based on Actual Returns and Expenses) 6/30/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/16	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,152.20	$4.17	$1,021.00	$3.92

Service Class Shares	$1,000.00	$1,150.80	$5.51	$1,019.70	$5.17

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.78% for Initial Class and 1.03% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-380	MainStay VP MFS® Utilities Portfolio

Country Composition as of June 30, 2016 (Unaudited)

United States	73.6%
Spain	3.8
United Kingdom	3.8
Canada	2.6
Italy	2.6
Portugal	2.0
China	1.7
France	1.6
Sweden	1.5
Brazil	1.2
Denmark	0.8
Greece	0.7
Japan	0.7

Russia	0.6%
Indonesia	0.5
Netherlands	0.5
Germany	0.4
Israel	0.3
Thailand	0.3
Hong Kong	0.1
India	0.1
Philippines	0.0	‡
Singapore	0.0	‡
Other Assets, Less Liabilities	0.6

	100.0%

‡	Less than one-tenth of a percent.

Portfolio Composition as of June 30, 2016 (Unaudited)

See Portfolio of Investments beginning on page M-384 for specific holdings within these categories.

Top Ten Holdings as of June 30, 2016 (excluding short-term investments) (Unaudited)

1.	Exelon Corp.

2.	NextEra Energy, Inc.

3.	PPL Corp.

4.	Sempra Energy

5.	Dynegy, Inc.
6.	Charter Communications, Inc. Class A

7.	EDP Renovaveis S.A.

8.	American Electric Power Co., Inc.

9.	Calpine Corp.

10.	Enel S.p.A.

M-381

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of Maura A. Shaughnessy, CFA, and Claud P. Davis, CFA, CPA, of Massachusetts Financial Services Company (“MFS”), the Portfolio’s Subadvisor.

How did MainStay VP MFS® Utilities Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2016?

For the six months ended June 30, 2016, MainStay VP MFS® Utilities Portfolio returned 15.22% for Initial Class shares and 15.08% for Service Class shares. Both share classes outperformed the 14.63% return of the Dow Jones Global Utilities Index,1 which is the Portfolio’s benchmark, and underperformed the 17.09% return of the Average Lipper1 Variable Products Utility Portfolio for the six months ended June 30, 2016.

What factors affected the Portfolio’s relative performance during the reporting period?

In general, the Portfolio benefited from the continued increase in oil prices and the steady price improvement in global equities. The Portfolio’s overweight position in the natural gas pipeline industry and specific names within the industry benefited the Portfolio’s relative performance as natural gas and oil prices rebounded and moved higher during the reporting period. The Portfolio was negatively affected by our diversification into nontraditional utilities as investors moved strongly into higher-yielding securities—traditional U.S. utilities in particular—making the valuations of nontraditional utilities much less attractive.

Which industries were the strongest positive contributors to the Portfolio’s relative performance, and which industries were particularly weak?

The most substantial positive contributions to the Portfolio’s performance relative to the Dow Jones Global Utilities Index came from stock selection in electric power, stock selection and an overweight position in natural gas pipeline companies and an underweight position and stock selection in natural gas distribution. (Contributions take weightings and total returns into account.)

The most substantial detractors from the Portfolio’s performance relative to the Dow Jones Global Utilities Index included an overweight position in telephone services, the Portfolio’s small cash allocation and an overweight position in wireless communications.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The Portfolio’s strongest-contributing stocks on an absolute basis included positions in integrated U.S. utilities Exelon and NextEra as well as U.S. natural gas distributor Sempra.

The Portfolio’s weakest-contributing stocks on an absolute basis included Portugal based utility EDP, France-based telecommunications service provider SFR Group and U.K.-based telecommunications company BT Group.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period the Portfolio initiated a position in U.K. electric power company SSE. The company has benefited from higher power prices that resulted from a weaker British pound and from capacity prices for next year. The Portfolio also added to Spanish utility Iberdrola despite the potential market effects of Brexit and the Spanish elections. We believed that the company had a good balance sheet, solid mid-single-digit growth prospects and a cheaper valuation than most U.S. utilities.

During the reporting period, the Portfolio trimmed its position in U.S. integrated utility Dominion Resources as questions surfaced about the company’s 2017 earnings. When one of our Dominion Resources convertible holdings converted to equity, we saw a chance to reduce our overall weighting in the company.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio slightly increased its exposure to electric power and natural gas pipelines. Over the same period, the Portfolio modestly reduced its weighting in telephone services and slightly reduced its exposure to cable TV.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

M-382	MainStay VP MFS® Utilities Portfolio

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2016, the Portfolio’s most substantially overweight industry positions relative to the Dow Jones Global Utilities Index were in natural gas pipeline and telephone services. As of the same date, the Portfolio’s most substantially underweight industry positions relative to the Index were in electric power and natural gas distribution.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-383

Portfolio of Investments June 30, 2016 (Unaudited)

	Shares	Value
Common Stocks 85.0%†
Commercial Services & Supplies 0.3%
Covanta Holding Corp.	240,380	$3,954,251

Diversified Telecommunication Services 6.6%
Bezeq The Israeli Telecommunication Corp., Ltd. (Israel)	2,040,655	4,053,475
Bharti Infratel, Ltd. (India)	368,414	1,891,339
BT Group PLC (United Kingdom)	1,630,022	9,000,730
Cellnex Telecom SAU (Spain)	38,160	598,567
Com Hem Holding AB (Sweden)	2,269,655	19,236,522
Hellenic Telecommunications Organization S.A. (Greece)	926,628	8,557,309
NTPC, Ltd. (India)	126,992	287,117
Numericable-SFR (France)	193,550	4,899,108
SBA Communications Corp. Class A (a)	150,042	16,195,534
Singapore Telecommunications, Ltd. (Singapore)	85,700	265,021
TDC A/S (Denmark)	2,151,388	10,530,475
TELUS Corp. (Canada)	119,286	3,840,936
Verizon Communications, Inc.	119,292	6,661,265

		86,017,398

Electric Utilities 28.0%
♦American Electric Power Co., Inc.	482,952	33,850,106
Avangrid, Inc.	124,383	5,729,081
CPFL Energia S.A. (Brazil)	527,688	3,382,342
Edison International	144,523	11,225,101
EDP-Energias de Portugal S.A. (Portugal)	8,363,122	25,684,425
EDP-Energias do Brasil S.A. (Brazil) (a)	145,438	624,800
EDP-Energias do Brasil S.A. (Brazil)	521,247	2,210,063
♦Enel S.p.A. (Italy)	7,092,218	31,542,616
♦Exelon Corp.	1,663,660	60,490,677
FirstEnergy Corp.	441,836	15,424,495
Iberdrola S.A. (Spain)	1,769,313	11,950,966
♦NextEra Energy, Inc.	506,419	66,037,037
PG&E Corp.	442,103	28,259,224
♦PPL Corp.	1,382,822	52,201,530
SSE PLC (United Kingdom)	687,025	14,365,627
Xcel Energy, Inc.	116,568	5,219,915

		368,198,005

Gas Utilities 1.4%
China Gas Holdings, Ltd. (China)	458,000	698,536
China Resources Gas Group, Ltd. (China)	4,714,000	14,380,685
Snam S.p.A. (Italy)	518,438	3,101,634

		18,180,855

Independent Power & Renewable Electricity Producers 14.6%
AES Corp.	2,482,173	30,977,519
Atlantica Yield PLC (United Kingdom)	247,118	4,591,452
♦Calpine Corp. (a)	2,294,050	33,837,238
China Longyuan Power Group Corp., Ltd. Class H (China)	9,042,000	7,498,029

	Shares	Value
Independent Power & Renewable Electricity Producers (continued)
♦Dynegy, Inc. (a)	1,461,835	$25,202,035
♦EDP Renovaveis S.A. (Spain)	4,894,555	37,054,985
NextEra Energy Partners, L.P.	415,257	12,615,508
NRG Energy, Inc.	1,373,801	20,593,277
NRG Yield, Inc. Class A	501,550	7,633,591
NRG Yield, Inc. Class C	453,048	7,063,018
Tractebel Energia S.A. (Brazil)	443,700	5,291,581

		192,358,233

Media 6.2%
Altice N.V. Class A (Netherlands) (a)	466,414	7,013,861
♦Charter Communications, Inc. Class A (a)	169,704	38,801,123
Comcast Corp. Class A	441,625	28,789,534
Liberty Global PLC LiLAC Class C (United Kingdom) (a)	27,720	900,628
Liberty Global PLC Series C (United Kingdom) (a)	227,170	6,508,420

		82,013,566

Multi-Utilities 9.2%
Ameren Corp.	369,670	19,806,919
DTE Energy Co.	168,801	16,731,555
E.ON S.E. (Germany)	124,953	1,250,110
ENGIE S.A. (France)	857,581	13,840,049
NorthWestern Corp.	78,980	4,981,269
Public Service Enterprise Group, Inc.	222,033	10,348,958
RWE A.G. (Germany) (a)	230,575	3,643,642
♦Sempra Energy	418,639	47,733,219
Suez (France)	168,160	2,648,530

		120,984,251

Oil, Gas & Consumable Fuels 13.8%
Cheniere Energy, Inc. (a)	18,171	682,321
Columbia Pipeline Partners, L.P.	234,802	3,522,030
Enable Midstream Partners, L.P.	128,765	1,739,615
Enbridge, Inc. (Canada)	591,538	25,058,922
Energy Transfer Partners, L.P.	566,308	21,559,346
Enterprise Products Partners, L.P.	898,665	26,294,938
EQT GP Holdings, L.P.	118,165	3,012,026
EQT Midstream Partners, L.P.	177,115	14,222,335
JP Energy Partners, L.P.	142,264	1,200,708
Kinder Morgan, Inc.	240,291	4,498,248
Plains All American Pipeline, L.P.	110,783	3,045,425
Plains GP Holdings, L.P. Class A	778,870	8,123,614
SemGroup Corp. Class A	159,531	5,194,329
Shell Midstream Partners, L.P.	120,360	4,066,964
Sunoco Logistics Partners, L.P.	504,722	14,510,757
Tallgrass Energy GP, L.P.	246,563	5,564,927
TransCanada Corp. (Canada)	120,711	5,452,673
Western Gas Equity Partners, L.P.	148,068	5,663,601
Williams Cos., Inc. (The)	595,371	12,877,875
Williams Partners, L.P.	411,533	14,255,503

		180,546,157

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of June 30, 2016, excluding short-term investments. May be subject to change daily.

M-384	MainStay VP MFS® Utilities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Real Estate Investment Trusts 1.6%
American Tower Corp.	184,340	$20,942,867

Wireless Telecommunication Services 3.3%
Advanced Info Service PCL (Thailand)	998,100	4,511,210
Globe Telecom, Inc. (Philippines)	5,380	271,276
KDDI Corp. (Japan)	308,400	9,388,103
Mobile TeleSystems PJSC, Sponsored ADR (Russia)	932,285	7,719,320
T-Mobile U.S., Inc. (a)	15,292	661,685
Vodafone Group PLC (United Kingdom)	4,802,270	14,619,020
XL Axiata Tbk PT (Indonesia) (a)	23,302,000	6,477,653

		43,648,267

Total Common Stocks (Cost $1,097,315,516)		1,116,843,850

Convertible Preferred Stocks 9.0%
Diversified Telecommunication Services 0.8%
Frontier Communications Corp. 11.125%	111,312	10,554,604

Electric Utilities 3.2%
♦Exelon Corp. 6.50%	611,859	30,189,123
♦NextEra Energy, Inc.
5.799%	71,463	4,767,297
6.371%	116,448	7,543,501

		42,499,921

Independent Power & Renewable Electricity Producers 1.1%
♦Dynegy, Inc.
5.375%	145,968	9,042,718
7.00% (a)	44,333	4,775,551

		13,818,269

Multi-Utilities 1.7%
Dominion Resources, Inc.
6.00%	212,738	12,785,554
6.375%	181,379	9,402,687

		22,188,241

Oil, Gas & Consumable Fuels 1.7%
Anadarko Petroleum Corp. 7.50%	220,312	8,076,638
Kinder Morgan, Inc. 9.75%	287,167	14,028,108

		22,104,746

Real Estate Investment Trusts 0.5%
American Tower Corp. 5.50%	60,832	6,832,650

Total Convertible Preferred Stocks (Cost $118,667,584)		117,998,431

	Shares	Value
Preferred Stock 0.3%
Electric Utilities 0.3%
Cia Paranaense de Energia Class B (Brazil) 4.06%	488,700	$4,445,355

Total Preferred Stock (Cost $5,910,270)		4,445,355

	Principal Amount
Short-Term Investments 5.1%
Repurchase Agreement 3.8%
Fixed Income Clearing Corp. 0.03%, dated 6/30/16 due 7/1/16 Proceeds at Maturity $49,562,977 (Collateralized by a United States Treasury Note with a rate of 0.125% and a maturity date of 4/15/20, with a Principal Amount of $48,440,000 and a Market Value of $50,559,250)	$49,562,935	49,562,935

Total Repurchase Agreement (Cost $49,562,935)		49,562,935

U.S. Government & Federal Agencies 1.3%
Federal Home Loan Bank Discount Notes 0.01%, due 7/1/16	16,909,000	16,909,000

Total U.S. Government & Federal Agencies (Cost $16,909,000)		16,909,000

Total Short-Term Investments (Cost $66,471,935)		66,471,935

Total Investments (Cost $1,288,365,305) (b)	99.4%	1,305,759,571
Other Assets, Less Liabilities	0.6	7,577,942
Net Assets	100.0%	$1,313,337,513

(a)	Non-income producing security.

(b)	As of June 30, 2016, cost was $1,296,040,471 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$145,816,600
Gross unrealized depreciation	(136,097,500)

Net unrealized appreciation	$9,719,100

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-385

Portfolio of Investments June 30, 2016 (Unaudited) (continued)

As of June 30, 2016, the Portfolio held the following foreign currency forward contracts:

Foreign Currency Buy Contracts	Expiration Date	Counterparty	Contract Amount Purchased		Contract Amount Sold	Unrealized Appreciation (Depreciation)
Canadian Dollar vs. U.S. Dollar	7/15/16	BNP Paribas S.A.	CAD	970,966	$758,413	$(6,830)
Canadian Dollar vs. U.S. Dollar	7/15/16	Citibank N.A.		407,830	312,285	3,399
Canadian Dollar vs. U.S. Dollar	7/15/16	Deutsche Bank AG		24,401	19,045	(157)
Canadian Dollar vs. U.S. Dollar	7/15/16	Goldman Sachs & Co.		2,673,992	2,077,795	(7,974)
Canadian Dollar vs. U.S. Dollar	7/15/16	HSBC Bank USA		1,280,891	982,639	8,843
Canadian Dollar vs. U.S. Dollar	7/15/16	JPMorgan Chase Bank N.A.		1,105,342	844,949	10,648
Canadian Dollar vs. U.S. Dollar	7/15/16	Merrill Lynch International Bank		694,115	528,051	9,233
Canadian Dollar vs. U.S. Dollar	7/15/16	Morgan Stanley & Co.		2,171,618	1,678,908	2,047
Euro vs. U.S. Dollar	7/15/16	Barclays Bank PLC	EUR	412,297	460,172	(2,468)
Euro vs. U.S. Dollar	7/15/16	BNP Paribas S.A.		1,405,521	1,592,857	(32,538)
Euro vs. U.S. Dollar	7/15/16	Citibank N.A.		2,534,813	2,845,246	(31,263)
Euro vs. U.S. Dollar	9/15/16	Deutsche Bank AG		656,000	741,805	(11,927)
Euro vs. U.S. Dollar	7/15/16	JPMorgan Chase Bank N.A.		645,437	727,760	(11,238)
Euro vs. U.S. Dollar	7/15/16	Merrill Lynch International Bank		1,111,136	1,275,152	(41,640)
Euro vs. U.S. Dollar	7/15/16	Morgan Stanley & Co.		1,921,350	2,179,444	(46,487)
Pound Sterling vs. U.S. Dollar	7/15/16	Goldman Sachs & Co.	GBP	229,168	329,904	(24,805)

Foreign Currency Sales Contracts			Contract Amount Sold		Contract Amount Purchased
Canadian Dollar vs. U.S. Dollar	7/15/16	Merrill Lynch International Bank	CAD	34,928,048	27,007,942	(28,348)
Euro vs. U.S. Dollar	7/15/16	Barclays Bank plc	EUR	1,221,092	1,381,707	26,131
Euro vs. U.S. Dollar	7/15/16	BNP Paribas S.A.		3,213,974	3,641,711	73,767
Euro vs. U.S. Dollar	7/15/16	Citibank N.A.		6,664,513	7,629,025	230,518
Euro vs. U.S. Dollar	7/15/16	Credit Suisse International		2,675,878	3,065,689	95,104
Euro vs. U.S. Dollar	7/15/16	Deutsche Bank AG		33,208,831	37,912,161	1,045,886
Euro vs. U.S. Dollar	7/15/16	Goldman Sachs & Co.		413,712	470,105	10,829
Euro vs. U.S. Dollar	7/15/16	HSBC Bank USA		509,487	574,165	8,566
Euro vs. U.S. Dollar	7/15/16	JPMorgan Chase Bank N.A.		43,447,636	49,728,021	1,495,290
Euro vs. U.S. Dollar	7/15/16	Merrill Lynch International Bank		3,853,485	4,408,834	130,948
Euro vs. U.S. Dollar	7/15/16	Morgan Stanley & Co.		4,044,886	4,545,847	55,478
Euro vs. U.S. Dollar	7/15/16	Royal Bank of Scotland plc		829,000	946,277	25,975
Euro vs. U.S. Dollar	7/15/16	UBS AG		632,284	697,548	(4,372)
Pound Sterling vs. U.S. Dollar	7/15/16	Barclays Bank plc	GBP	390,598	563,820	43,806
Pound Sterling vs. U.S. Dollar	7/15/16	BNP Paribas S.A.		12,522,409	17,785,151	1,113,698
Pound Sterling vs. U.S. Dollar	7/15/16	Deutsche Bank AG		1,252,483	1,671,115	3,647
Pound Sterling vs. U.S. Dollar	7/15/16	Goldman Sachs & Co.		1,269,007	1,829,466	139,999
Pound Sterling vs. U.S. Dollar	7/15/16	HSBC Bank USA		969,081	1,414,132	123,964
Pound Sterling vs. U.S. Dollar	7/15/16	JPMorgan Chase Bank N.A.		1,278,617	1,851,854	149,594
Pound Sterling vs. U.S. Dollar	7/15/16	Morgan Stanley & Co.		787,655	1,151,998	103,370
Net unrealized appreciation (depreciation) on foreign currency forward contracts						$4,660,693

M-386	MainStay VP MFS® Utilities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following abbreviations are used in the preceding pages:

ADR—American Depositary Receipt

CAD—Canadian Dollar

EUR—Euro

GBP—British Pound Sterling

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016, for valuing the Portfolio’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks
Diversified Telecommunication Services	$26,984,852	$59,032,546	$—	$86,017,398
Electric Utilities	284,654,371	83,543,634	—	368,198,005
Gas Utilities	—	18,180,855	—	18,180,855
Independent Power & Renewable Electricity Producers	147,805,219	44,553,014	—	192,358,233
Media	74,999,705	7,013,861	—	82,013,566
Multi-Utilities	99,601,920	21,382,331	—	120,984,251
Wireless Telecommunication Services	8,381,005	35,267,262	—	43,648,267
All Other Industries	205,443,275	—	—	205,443,275

Total Common Stocks	847,870,347	268,973,503	—	1,116,843,850

Convertible Preferred Stocks	117,998,431	—	—	117,998,431
Preferred Stock	4,445,355	—	—	4,445,355
Short-Term Investments
Repurchase Agreement	—	49,562,935	—	49,562,935
U.S. Government & Federal Agencies		16,909,000		16,909,000

Total Short-Term Investments	—	66,471,935	—	66,471,935

Total Investments in Securities	970,314,133	335,445,438	—	1,305,759,571

Other Financial Instruments
Foreign Currency Forward Contracts (b)	—	4,910,740	—	4,910,740

Total Investments in Securities and Other Financial Instruments	$970,314,133	$340,356,178	$—	$1,310,670,311

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Foreign Currency Forward Contracts (b)	$—	$(250,047)	$—	$(250,047)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

As of June 30, 2016, certain foreign equity securities with a market value of $232,550,193 held by the Portfolio at December 31, 2015, transferred from Level 1 to Level 2 due to these securities being fair valued at year end by applying Factors provided by a third party vendor in accordance with the Portfolio’s policies and procedures. (See Note 2)

As of June 30, 2016, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-387

Statement of Assets and Liabilities as of June 30, 2016 (Unaudited)

Assets
Investment in securities, at value (identified cost $1,288,365,305)	$1,305,759,571
Cash denominated in foreign currencies (identified cost $9,603)	9,595
Receivables:
Investment securities sold	7,882,686
Dividends and interest	3,478,001
Fund shares sold	395,936
Other assets	5,214
Unrealized appreciation on foreign currency forward contracts	4,910,740

Total assets	1,322,441,743

Liabilities
Payables:
Investment securities purchased	7,042,661
Manager (See Note 3)	761,762
Fund shares redeemed	580,940
NYLIFE Distributors (See Note 3)	247,350
Custodian	94,551
Shareholder communication	78,293
Professional fees	18,153
Foreign capital gains tax (See Note 2)	9,351
Trustees	1,903
Accrued expenses	19,219
Unrealized depreciation on foreign currency forward contracts	250,047

Total liabilities	9,104,230

Net assets	$1,313,337,513

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$112,948
Additional paid-in capital	1,219,911,256

1,220,024,204
Undistributed net investment income	53,854,237
Accumulated net realized gain (loss) on investments and foreign currency transactions	17,479,043
Net unrealized appreciation (depreciation) on investments (a)	17,384,915
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	4,595,114

Net assets	$1,313,337,513

Initial Class
Net assets applicable to outstanding shares	$79,851,432

Shares of beneficial interest outstanding	6,830,629

Net asset value per share outstanding	$11.69

Service Class
Net assets applicable to outstanding shares	$1,233,486,081

Shares of beneficial interest outstanding	106,117,581

Net asset value per share outstanding	$11.62

(a)	Unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $(9,351).

M-388	MainStay VP MFS® Utilities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2016 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$25,198,011
Interest	69,311

Total income	25,267,322

Expenses
Manager (See Note 3)	4,391,848
Distribution and service—Service Class (See Note 3)	1,425,028
Custodian	124,721
Shareholder communication	85,070
Professional fees	50,638
Trustees	14,892
Miscellaneous	30,887

Total expenses	6,123,084

Net investment income (loss)	19,144,238

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(11,885,168)
Foreign currency transactions	(1,079)

Net realized gain (loss) on investments and foreign currency transactions	(11,886,247)

Net change in unrealized appreciation (depreciation) on:
Investments (b)	166,607,725
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(623,536)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	165,984,189

Net realized and unrealized gain (loss) on investments and foreign currency transactions	154,097,942

Net increase (decrease) in net assets resulting from operations	$173,242,180

(a)	Dividends recorded net of foreign withholding taxes in the amount of $909,980.

(b)	Net change in unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $ (9,351).

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-389

Statements of Changes in Net Assets

for the six months ended June 30, 2016 (Unaudited) and the year ended December 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$19,144,238	$27,551,124
Net realized gain (loss) on investments and foreign currency transactions	(11,886,247)	45,680,939
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	165,984,189	(281,560,708)

Net increase (decrease) in net assets resulting from operations	173,242,180	(208,328,645)

Dividends and distributions to shareholders:
From net investment income:
Initial Class	—	(3,162,614)
Service Class	—	(48,148,407)

	—	(51,311,021)

From net realized gain on investments:
Initial Class	—	(5,682,196)
Service Class	—	(92,167,976)

	—	(97,850,172)

Total dividends and distributions to shareholders	—	(149,161,193)

Capital share transactions:
Net proceeds from sale of shares	38,796,774	140,610,612
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	149,161,193
Cost of shares redeemed	(100,322,185)	(170,385,741)

Increase (decrease) in net assets derived from capital share transactions	(61,525,411)	119,386,064

Net increase (decrease) in net assets	111,716,769	(238,103,774)

Net Assets
Beginning of period	1,201,620,744	1,439,724,518

End of period	$1,313,337,513	$1,201,620,744

Undistributed net investment income at end of period	$53,854,237	$34,709,999

M-390	MainStay VP MFS® Utilities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,				February 17, 2012** through December 31,
	2016*		2015	2014		2013	2012
Net asset value at beginning of period	$10.15		$13.42	$12.65		$10.89	$10.00

Net investment income (loss) (a)	0.18		0.28	0.38		0.37	0.33
Net realized and unrealized gain (loss) on investments	1.37		(2.25)	1.05		1.88	0.56
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		0.13	0.16		(0.05)	(0.00	)‡

Total from investment operations	1.54		(1.84)	1.59		2.20	0.89

Less dividends and distributions:
From net investment income	—		(0.51)	(0.24)		(0.28)	—
From net realized gain on investments	—		(0.92)	(0.58)		(0.16)	—

Total dividends and distributions	—		(1.43)	(0.82)		(0.44)	—

Net asset value at end of period	$11.69		$10.15	$13.42		$12.65	$10.89

Total investment return	15.17	%(b)(c)	(14.35%)	12.68%		20.33%	8.90	%(b)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.40	%††	2.23%	2.81%		3.03%	3.66	%††
Net expenses	0.78	%††	0.77%	0.78	%(d)	0.79%	0.80	%††
Portfolio turnover rate	13%		43%	47%		45%	43%
Net assets at end of period (in 000’s)	$79,851		$70,368	$82,495		$70,290	$56,565

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Includes expense waiver/reimbursement less than one-hundredth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-391

Financial Highlights selected per share data and ratios

	Service Class
	Six months ended June 30,		Year ended December 31,				February 17, 2012** through December 31,
	2016*		2015	2014		2013	2012
Net asset value at beginning of period	$10.10		$13.36	$12.61		$10.87	$10.00

Net investment income (loss) (a)	0.16		0.25	0.35		0.34	0.30
Net realized and unrealized gain (loss) on investments	1.37		(2.24)	1.04		1.87	0.57
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		0.13	0.16		(0.05)	(0.00	)‡

Total from investment operations	1.52		(1.86)	1.55		2.16	0.87

Less dividends and distributions:
From net investment income	—		(0.48)	(0.22)		(0.26)	—
From net realized gain on investments	—		(0.92)	(0.58)		(0.16)	—

Total dividends and distributions	—		(1.40)	(0.80)		(0.42)	—

Net asset value at end of period	$11.62		$10.10	$13.36		$12.61	$10.87

Total investment return	15.05	%(b)(c)	(14.57%)	12.40%		20.03%	8.70	%(b)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.14	%††	1.98%	2.53%		2.78%	3.26	%††
Net expenses	1.03	%††	1.02%	1.03	%(d)	1.04%	1.05	%††
Portfolio turnover rate	13%		43%	47%		45%	43%
Net assets at end of period (in 000’s)	$1,233,486		$1,131,252	$1,357,229		$1,095,097	$793,902

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Includes expense waiver/reimbursement less than one-hundredth of a percent.

M-392	MainStay VP MFS® Utilities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Mid Cap Core Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2016

Class	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	2.64%	–3.26%	11.20%	7.48%	0.89%
Service Class Shares	2.51	–3.50	10.92	7.21	1.14

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Russell Midcap® Index[3]	5.50%	0.56%	10.90%	8.07%
Average Lipper Variable Products Mid-Cap Core Portfolio[4]	4.73	–2.45	9.29	7.17

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Mid-Cap Core Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s U.S. diversified equity large-cap floor. Mid-cap core portfolios have more latitude in the companies in which they invest. These portfolios typically have average characteristics compared to the S&P MidCap 400® Index. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-393

Cost in Dollars of a $1,000 Investment in MainStay VP Mid Cap Core Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2016 to June 30, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2016, to June 30, 2016. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

June 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/16	Ending Account Value (Based on Actual Returns and Expenses) 6/30/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/16	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,026.40	$4.33	$1,020.60	$4.32

Service Class Shares	$1,000.00	$1,025.10	$5.59	$1,019.30	$5.57

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.86% for Initial Class and 1.11% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-394	MainStay VP Mid Cap Core Portfolio

Industry Composition as of June 30, 2016 (Unaudited)

Real Estate Investment Trusts	9.8%
Insurance	5.5
Food Products	4.6
IT Services	4.5
Oil, Gas & Consumable Fuels	4.5
Software	3.8
Specialty Retail	3.1
Metals & Mining	3.0
Health Care Equipment & Supplies	2.9
Multi-Utilities	2.8
Media	2.7
Semiconductors & Semiconductor Equipment	2.7
Aerospace & Defense	2.4
Hotels, Restaurants & Leisure	2.4
Electric Utilities	2.2
Health Care Providers & Services	2.2
Banks	2.0
Household Durables	1.9
Life Sciences Tools & Services	1.8
Electronic Equipment, Instruments & Components	1.7
Machinery	1.7
Textiles, Apparel & Luxury Goods	1.7
Communications Equipment	1.6
Exchange-Traded Funds	1.6
Internet Software & Services	1.6
Diversified Financial Services	1.5
Beverages	1.4
Building Products	1.4
Commercial Services & Supplies	1.4
Airlines	1.3
Containers & Packaging	1.3
Diversified Telecommunication Services	1.2
Personal Products	1.2

Trading Companies & Distributors	1.2%
Capital Markets	1.0
Chemicals	1.0
Multiline Retail	0.9
Distributors	0.8
Energy Equipment & Services	0.8
Leisure Products	0.8
Gas Utilities	0.7
Industrial Conglomerates	0.7
Internet & Catalog Retail	0.7
Professional Services	0.7
Auto Components	0.6
Construction & Engineering	0.6
Household Products	0.6
Pharmaceuticals	0.6
Technology Hardware, Storage & Peripherals	0.6
Electrical Equipment	0.5
Food & Staples Retailing	0.5
Construction Materials	0.3
Consumer Finance	0.3
Independent Power & Renewable Electricity Producers	0.3
Air Freight & Logistics	0.1
Water Utilities	0.1
Wireless Telecommunication Services	0.1
Automobiles	0.0	‡
Biotechnology	0.0	‡
Health Care Technology	0.0	‡
Paper & Forest Products	0.0	‡
Road & Rail	0.0	‡
Short-Term Investment	0.1
Other Assets, Less Liabilities	–0.0	‡

	100.0%

See Portfolio of Investments beginning on page M-398 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of June 30, 2016 (excluding short-term investment) (Unaudited)

1.	S&P Midcap 400 Index—Midcap SPDR Trust Series 1
2.	Edison International
3.	Newmont Mining Corp.
4.	Tyson Foods, Inc. Class A
5.	SunTrust Banks, Inc.
6.	Digital Realty Trust, Inc.
7.	Public Service Enterprise Group, Inc.
8.	Dr. Pepper Snapple Group, Inc.
9.	Omnicom Group, Inc.
10.	Progressive Corp. (The)

M-395

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Migene Kim, CFA, Andrew Ver Planck, CFA, and Mona Patni of Cornerstone Capital Management Holdings LLC, the Portfolio’s Subadvisor.

How did MainStay VP Mid Cap Core Portfolio perform relative to its benchmark and peers for the six months ended June 30, 2016?

For the six months ended June 30, 2016, MainStay VP Mid Cap Core Portfolio returned 2.64% for Initial Class shares and 2.51% for Service Class shares. Over the same period, both share classes underperformed the 5.50% return of the Russell Midcap® Index,1 which is the Portfolio’s benchmark. Both share classes also underperformed the 4.73% return of the Average Lipper1 Variable Products Mid-Cap Core Portfolio for the six months ended June 30, 2016.

What factors affected the Portfolio’s relative performance during the reporting period?

Within sectors, stock selection was the largest driver of the Portfolio’s weak performance relative to the Russell Midcap® Index. Allocation effects (effects of having overweight or underweight positions in specific sectors as a result of the Portfolio’s bottom-up stock-selection process) also detracted from the Portfolio’s relative performance.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

Consumer staples, information technology and telecommunication services were the Portfolio’s strongest-contributing sectors relative to the Russell Midcap® Index, with all segments benefiting primarily from strong stock selection. (Contributions take weightings and total returns into account.) Consumer staples also benefited from positive allocation effects because of a modestly overweight position relative to the benchmark in this outperforming sector. Poor stock selection was the primary driver across the weakest-contributing sectors relative to the Russell Midcap Index. These included the financials, health care and energy sectors.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

On an absolute basis, the Portfolio’s strongest-performing individual stock was metals & mining company Newmont Mining, which benefited from recovering commodity prices and effective cost-cutting measures. Graphic design technology maker NVIDIA was also a strong performer, as the company experienced solid growth across its video game, auto and personal computing segments. Food products company Tyson Foods was another strong absolute performer, benefiting from robust earnings fueled by growing demand and lower feed prices.

On an absolute basis, the Portfolio’s weakest-performing individual stock was financial advisory company LPL Financial, which faced pressure from lower net interest margins in a low-interest-rate environment. Oil refiner Tesoro was also a weak performer for the Portfolio. The stock declined because of rising oil prices, tighter downstream energy spreads and an unplanned shutdown of a West Coast facility. Insurance and annuity solutions company Lincoln National also detracted from the Portfolio’s absolute performance when the company posted weaker earnings because of higher claims and poor investment performance.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio entered into new positions in replacement auto parts maker Genuine Parts and IT management software company CA, Inc. Genuine Parts had an attractive valuation from a cash flow perspective and showed improvement in both stock- and industry-based momentum characteristics. CA, Inc. also looked attractive from a valuation perspective and had strong earnings trends.

The Portfolio exited positions in consumer packaging company Sealed Air and auto components company Goodyear Tire & Rubber. The Portfolio’s investment process deemed these companies unattractive because of relatively expensive valuations, poor price trends and deteriorating earnings trends.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio modestly increased its weightings relative to the Russell Midcap® Index in the materials and consumer staples sectors. Over the same period, the Portfolio modestly reduced its weighting relative to the benchmark in the industrials and health care sectors.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

M-396	MainStay VP Mid Cap Core Portfolio

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2016, the Portfolio held modestly overweight positions relative to the Russell Midcap® Index in the information technology and consumer staples sectors. As of the same date, the Portfolio held modestly underweight positions relative to the Index in the financials and health care sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-397

Portfolio of Investments June 30, 2016 (Unaudited)

	Shares	Value
Common Stocks 98.3%†
Aerospace & Defense 2.4%
BWX Technologies, Inc.	104,431	$3,735,497
Huntington Ingalls Industries, Inc.	39,512	6,639,201
L-3 Communications Holdings, Inc.	47,773	7,007,822
Spirit AeroSystems Holdings, Inc. Class A (a)	130,174	5,597,482
Textron, Inc.	7,561	276,430

		23,256,432

Air Freight & Logistics 0.1%
C.H. Robinson Worldwide, Inc.	10,037	745,247

Airlines 1.3%
Alaska Air Group, Inc.	51,156	2,981,883
JetBlue Airways Corp. (a)	156,496	2,591,574
Southwest Airlines Co.	112,120	4,396,225
United Continental Holdings, Inc. (a)	70,311	2,885,564

		12,855,246

Auto Components 0.6%
Lear Corp.	52,567	5,349,218

Automobiles 0.0%‡
Thor Industries, Inc.	20	1,295

Banks 2.0%
CIT Group, Inc.	16,187	516,527
Citizens Financial Group, Inc.	73,984	1,478,201
Commerce Bancshares, Inc.	15,208	728,463
East West Bancorp, Inc.	4,193	143,317
Fifth Third Bancorp	285,503	5,021,998
KeyCorp	56,203	621,043
Regions Financial Corp.	246,363	2,096,549
♦SunTrust Banks, Inc.	199,850	8,209,838

		18,815,936

Beverages 1.4%
Coca-Cola European Partners PLC	64,097	2,287,622
Constellation Brands, Inc. Class A	17,409	2,879,449
♦Dr. Pepper Snapple Group, Inc.	83,262	8,045,607
Molson Coors Brewing Co. Class B	1,687	170,606

		13,383,284

Biotechnology 0.0%‡
United Therapeutics Corp. (a)	459	48,617

Building Products 1.4%
Masco Corp.	53,103	1,643,007
Owens Corning	118,570	6,108,726
USG Corp. (a)	194,758	5,250,676

		13,002,409

	Shares	Value
Capital Markets 1.0%
Ameriprise Financial, Inc.	4,129	$370,991
E*TRADE Financial Corp. (a)	184,220	4,327,328
LPL Financial Holdings, Inc.	93,011	2,095,538
Raymond James Financial, Inc.	57,421	2,830,855
T. Rowe Price Group, Inc.	5,191	378,787

		10,003,499

Chemicals 1.0%
Axalta Coating Systems, Ltd. (a)	665	17,643
Cabot Corp.	36,661	1,673,941
Celanese Corp. Series A	17,947	1,174,631
Eastman Chemical Co.	37,106	2,519,497
Huntsman Corp.	269,332	3,622,516
RPM International, Inc.	8,117	405,444

		9,413,672

Commercial Services & Supplies 1.4%
Clean Harbors, Inc. (a)	56,794	2,959,535
KAR Auction Services, Inc.	18,021	752,197
Pitney Bowes, Inc.	104,524	1,860,527
R.R. Donnelley & Sons Co.	350,831	5,936,060
Republic Services, Inc.	40,299	2,067,742

		13,576,061

Communications Equipment 1.6%
EchoStar Corp. Class A (a)	67,445	2,677,566
F5 Networks, Inc. (a)	52,439	5,969,656
Juniper Networks, Inc.	53,250	1,197,593
Motorola Solutions, Inc.	79,939	5,273,576

		15,118,391

Construction & Engineering 0.6%
Fluor Corp.	468	23,063
Quanta Services, Inc. (a)	241,675	5,587,526
Valmont Industries, Inc.	3,954	534,858

		6,145,447

Construction Materials 0.3%
Martin Marietta Materials, Inc.	16,225	3,115,200

Consumer Finance 0.3%
Synchrony Financial (a)	130,410	3,296,765

Containers & Packaging 1.3%
Berry Plastics Group, Inc. (a)	75,610	2,937,449
Graphic Packaging Holding Co.	118,055	1,480,410
Packaging Corp. of America	92,480	6,189,686
WestRock Co.	39,904	1,551,068

		12,158,613

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of June 30, 2016, excluding short-term investment. May be subject to change daily.

M-398	MainStay VP Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Distributors 0.8%
Genuine Parts Co.	74,997	$7,593,446

Diversified Financial Services 1.5%
Moody’s Corp.	17,635	1,652,576
Morningstar, Inc.	46,264	3,783,470
MSCI, Inc.	8,343	643,412
Nasdaq, Inc.	96,478	6,239,232
S&P Global, Inc.	9,409	1,009,210
Voya Financial, Inc.	23,633	585,153

		13,913,053

Diversified Telecommunication Services 1.2%
CenturyLink, Inc.	207,010	6,005,360
Frontier Communications Corp.	1,194,795	5,902,287

		11,907,647

Electric Utilities 2.2%
Avangrid, Inc.	127,156	5,856,805
♦Edison International	120,588	9,366,070
Entergy Corp.	39,684	3,228,294
PPL Corp.	16,841	635,748
Xcel Energy, Inc.	53,049	2,375,534

		21,462,451

Electrical Equipment 0.5%
Regal Beloit Corp.	84,446	4,648,752

Electronic Equipment, Instruments & Components 1.7%
Arrow Electronics, Inc. (a)	93,209	5,769,637
Dolby Laboratories, Inc. Class A	4,058	194,175
Ingram Micro, Inc. Class A	170,515	5,930,512
Jabil Circuit, Inc.	247,665	4,574,373

		16,468,697

Energy Equipment & Services 0.8%
Ensco PLC Class A	23,583	228,991
National Oilwell Varco, Inc.	61,149	2,057,664
Noble Corp. PLC	318,343	2,623,146
Patterson-UTI Energy, Inc.	35,954	766,539
Superior Energy Services, Inc.	62,410	1,148,968
Transocean, Ltd.	77,211	918,039

		7,743,347

Food & Staples Retailing 0.5%
Rite Aid Corp. (a)	7,034	52,684
Sysco Corp.	98,501	4,997,941

		5,050,625

Food Products 4.6%
Campbell Soup Co.	77,699	5,169,314
ConAgra Foods, Inc.	65,736	3,142,838
Hormel Foods Corp.	142,743	5,224,394
Ingredion, Inc.	53,041	6,864,036

	Shares	Value
Food Products (continued)
J.M. Smucker Co. (The)	40,757	$6,211,774
Pilgrim’s Pride Corp.	212,097	5,404,232
Post Holdings, Inc. (a)	38,309	3,167,771
♦Tyson Foods, Inc. Class A	125,497	8,381,945

		43,566,304

Gas Utilities 0.7%
UGI Corp.	143,494	6,493,104

Health Care Equipment & Supplies 2.9%
Alere, Inc. (a)	69,850	2,911,348
Align Technology, Inc. (a)	29,939	2,411,587
Boston Scientific Corp. (a)	47,417	1,108,135
C.R. Bard, Inc.	22,880	5,380,461
Edwards Lifesciences Corp. (a)	31,877	3,179,093
Hologic, Inc. (a)	114,217	3,951,908
IDEXX Laboratories, Inc. (a)	1,833	170,212
Intuitive Surgical, Inc. (a)	3,129	2,069,552
ResMed, Inc.	65,339	4,131,385
Teleflex, Inc.	6,780	1,202,162
Varian Medical Systems, Inc. (a)	1,488	122,358
Zimmer Biomet Holdings, Inc.	7,487	901,285

		27,539,486

Health Care Providers & Services 2.2%
AmerisourceBergen Corp.	98,359	7,801,836
DaVita HealthCare Partners, Inc. (a)	7,218	558,096
LifePoint Health, Inc. (a)	53,857	3,520,632
Premier, Inc. (a)	20,993	686,471
Tenet Healthcare Corp. (a)	194,271	5,369,650
WellCare Health Plans, Inc. (a)	26,999	2,896,453

		20,833,138

Health Care Technology 0.0%‡
Allscripts Healthcare Solutions, Inc. (a)	19,833	251,879

Hotels, Restaurants & Leisure 2.4%
Aramark	23,317	779,254
Brinker International, Inc.	79,423	3,616,129
Darden Restaurants, Inc.	18,893	1,196,683
Extended Stay America, Inc.	17,440	260,728
International Game Technology PLC	293,969	5,508,979
Marriott International, Inc. Class A	11,058	734,915
Panera Bread Co. Class A (a)	5,973	1,265,918
Royal Caribbean Cruises, Ltd.	128	8,595
Six Flags Entertainment Corp.	98,849	5,728,299
Vail Resorts, Inc.	20,790	2,873,802
Wyndham Worldwide Corp.	14,410	1,026,424

		22,999,726

Household Durables 1.9%
D.R. Horton, Inc.	219,799	6,919,273

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-399

Portfolio of Investments June 30, 2016 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Household Durables (continued)
Newell Brands, Inc.	25,130	$1,220,564
Tupperware Brands Corp.	99,569	5,603,743
Whirlpool Corp.	25,030	4,170,999

		17,914,579

Household Products 0.6%
Energizer Holdings, Inc.	119,496	6,152,849

Independent Power & Renewable Electricity Producers 0.3%
NRG Energy, Inc.	184,197	2,761,113

Industrial Conglomerates 0.7%
Carlisle Cos., Inc.	59,410	6,278,449

Insurance 5.5%
Alleghany Corp. (a)	2,420	1,329,984
American National Insurance Co.	5,102	577,291
AmTrust Financial Services, Inc.	208,291	5,103,130
Aon PLC	43,215	4,720,375
Arthur J. Gallagher & Co.	25,942	1,234,839
Aspen Insurance Holdings, Ltd.	80,630	3,739,619
Assurant, Inc.	15,035	1,297,671
Assured Guaranty, Ltd.	218,363	5,539,869
Axis Capital Holdings, Ltd.	19,726	1,084,930
Everest Re Group, Ltd.	29,408	5,371,959
First American Financial Corp.	71,319	2,868,450
FNF Group	12,388	464,550
Hanover Insurance Group, Inc. (The)	29,905	2,530,561
Hartford Financial Services Group, Inc. (The)	152,669	6,775,450
Lincoln National Corp.	8,604	333,577
Principal Financial Group, Inc.	450	18,500
♦Progressive Corp. (The)	236,568	7,925,028
Reinsurance Group of America, Inc.	339	32,880
Unum Group	6,275	199,482
Validus Holdings, Ltd.	26,355	1,280,589
XL Group PLC	8,402	279,871

		52,708,605

Internet & Catalog Retail 0.7%
Expedia, Inc.	60,597	6,441,461

Internet Software & Services 1.6%
GoDaddy, Inc. Class A (a)	133,870	4,175,405
IAC/InterActiveCorp	104,987	5,910,768
Rackspace Hosting, Inc. (a)	17,499	365,029
VeriSign, Inc. (a)	53,739	4,646,274

		15,097,476

IT Services 4.5%
Alliance Data Systems Corp. (a)	61	11,951

	Shares	Value
IT Services (continued)
Amdocs, Ltd.	68,304	$3,942,507
Computer Sciences Corp.	10,803	536,369
CoreLogic, Inc. (a)	127,165	4,893,309
First Data Corp. Class A (a)	19,396	214,714
Fiserv, Inc. (a)	17,366	1,888,205
Global Payments, Inc.	91,966	6,564,533
Leidos Holdings, Inc.	115,155	5,512,470
Teradata Corp. (a)	115,344	2,891,674
Total System Services, Inc.	12,748	677,046
Vantiv, Inc. Class A (a)	37,431	2,118,595
Western Union Co. (The)	174,956	3,355,656
WEX, Inc. (a)	59,326	5,260,437
Xerox Corp.	510,264	4,842,405

		42,709,871

Leisure Products 0.8%
Brunswick Corp.	15,539	704,227
Mattel, Inc.	207,350	6,487,982

		7,192,209

Life Sciences Tools & Services 1.8%
Bruker Corp.	196,659	4,472,026
Charles River Laboratories International, Inc. (a)	67,474	5,562,556
Quintiles Transnational Holdings, Inc. (a)	73,604	4,807,813
VWR Corp. (a)	78,961	2,281,973

		17,124,368

Machinery 1.7%
Joy Global, Inc.	168,426	3,560,526
Kennametal, Inc.	64,538	1,426,935
PACCAR, Inc.	843	43,726
Stanley Black & Decker, Inc.	37,655	4,187,989
Timken Co. (The)	133,200	4,083,912
Trinity Industries, Inc.	167,658	3,113,409

		16,416,497

Media 2.7%
Cinemark Holdings, Inc.	100	3,646
Clear Channel Outdoor Holdings, Inc. Class A	15,295	95,135
Interpublic Group of Cos., Inc. (The)	276,516	6,387,520
Liberty Broadband Corp.
Class A (a)	33,461	1,987,583
Class C (a)	48,132	2,887,920
Liberty SiriusXM Group
Class A (a)	9,383	294,251
Class C (a)	3,506	108,230
News Corp. Class B	114	1,330
♦Omnicom Group, Inc.	98,667	8,040,374
Regal Entertainment Group Class A	63,115	1,391,055
Sirius XM Holdings, Inc. (a)	276,501	1,092,179
Starz Class A (a)	112,940	3,379,165

		25,668,388

M-400	MainStay VP Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Metals & Mining 3.0%
♦Newmont Mining Corp.	227,161	$8,886,538
Nucor Corp.	111,097	5,489,303
Reliance Steel & Aluminum Co.	63,428	4,877,613
Steel Dynamics, Inc.	192,317	4,711,767
United States Steel Corp.	265,740	4,480,376

		28,445,597

Multi-Utilities 2.8%
Ameren Corp.	34,280	1,836,722
CenterPoint Energy, Inc.	105,089	2,522,136
CMS Energy Corp.	23,028	1,056,064
Consolidated Edison, Inc.	57,751	4,645,490
DTE Energy Co.	3,750	371,700
MDU Resources Group, Inc.	252,384	6,057,216
NiSource, Inc.	63,958	1,696,166
♦Public Service Enterprise Group, Inc.	174,150	8,117,132
Vectren Corp.	11,589	610,393

		26,913,019

Multiline Retail 0.9%
Dollar General Corp.	43,823	4,119,362
Dollar Tree, Inc. (a)	24,645	2,322,545
Kohl’s Corp.	28,728	1,089,366
Macy’s, Inc.	19,370	651,025

		8,182,298

Oil, Gas & Consumable Fuels 4.5%
Antero Resources Corp. (a)	46,383	1,205,030
Cabot Oil & Gas Corp.	33,780	869,497
Cimarex Energy Co.	6,675	796,461
Columbia Pipeline Group, Inc.	62,392	1,590,372
Concho Resources, Inc. (a)	12,536	1,495,169
Continental Resources, Inc. (a)	3,168	143,415
Denbury Resources, Inc.	141,512	508,028
Devon Energy Corp.	53,681	1,945,936
Diamondback Energy, Inc. (a)	714	65,124
Energen Corp.	17,525	844,880
EQT Corp.	12,658	980,109
Hess Corp.	44,238	2,658,704
Kosmos Energy, Ltd. (a)	76,822	418,680
Laredo Petroleum, Inc. (a)	101,834	1,067,220
Marathon Oil Corp.	60,501	908,120
Murphy Oil Corp.	58,312	1,851,406
Newfield Exploration Co. (a)	54,035	2,387,266
Noble Energy, Inc.	55,994	2,008,505
ONEOK, Inc.	11,602	550,515
PBF Energy, Inc. Class A	72,792	1,730,994
Pioneer Natural Resources Co.	9,776	1,478,229
QEP Resources, Inc.	84,250	1,485,328
Range Resources Corp.	3,901	168,289
Rice Energy, Inc. (a)	45,474	1,002,247

	Shares	Value
Oil, Gas & Consumable Fuels (continued)
SM Energy Co.	42,951	$1,159,677
Southwestern Energy Co. (a)	133,802	1,683,229
Targa Resources Corp.	73,221	3,085,533
Tesoro Corp.	79,319	5,942,580
World Fuel Services Corp.	48,399	2,298,469
WPX Energy, Inc. (a)	74,194	690,746

		43,019,758

Paper & Forest Products 0.0%‡
Domtar Corp.	8,860	310,189

Personal Products 1.2%
Herbalife, Ltd. (a)	95,780	5,606,004
Nu Skin Enterprises, Inc. Class A	133,427	6,162,993

		11,768,997

Pharmaceuticals 0.6%
Akorn, Inc. (a)	8,420	239,844
Jazz Pharmaceuticals PLC (a)	15,512	2,192,001
Mallinckrodt PLC (a)	59,863	3,638,473

		6,070,318

Professional Services 0.7%
ManpowerGroup, Inc.	65,152	4,191,880
Nielsen Holdings PLC	44,484	2,311,833
TransUnion (a)	5,437	181,813

		6,685,526

Real Estate Investment Trusts 9.8%
Apple Hospitality REIT, Inc.	106,414	2,001,647
AvalonBay Communities, Inc.	13,739	2,478,378
Boston Properties, Inc.	2,302	303,634
Brixmor Property Group, Inc.	49,500	1,309,770
Camden Property Trust	13,699	1,211,266
Crown Castle International Corp.	54,397	5,517,488
DDR Corp.	31,691	574,875
♦Digital Realty Trust, Inc.	74,800	8,152,452
Empire State Realty Trust, Inc. Class A	149,987	2,848,253
Equinix, Inc.	13,139	5,094,384
Equity Commonwealth (a)	25,840	752,719
Equity LifeStyle Properties, Inc.	78,839	6,311,062
Extra Space Storage, Inc.	3,841	355,446
Federal Realty Investment Trust	8,208	1,358,834
General Growth Properties, Inc.	73,773	2,199,911
HCP, Inc.	67,828	2,399,755
Hospitality Properties Trust	5,206	149,933
Host Hotels & Resorts, Inc.	408,909	6,628,415
Iron Mountain, Inc.	66,859	2,662,994
Kimco Realty Corp.	48,140	1,510,633
Lamar Advertising Co. Class A	92,565	6,137,059
Macerich Co. (The)	17,548	1,498,424
Mid-America Apartment Communities, Inc.	23,927	2,545,833
National Retail Properties, Inc.	25,751	1,331,842

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-401

Portfolio of Investments June 30, 2016 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Real Estate Investment Trusts (continued)
Outfront Media, Inc.	245,976	$5,945,240
Prologis, Inc.	59,635	2,924,500
Realty Income Corp.	34,380	2,384,597
Regency Centers Corp.	9,370	784,550
Spirit Realty Capital, Inc.	137,825	1,760,025
Starwood Property Trust, Inc.	39,436	817,114
Taubman Centers, Inc.	8,640	641,088
Ventas, Inc.	52,225	3,803,025
VEREIT, Inc.	666,281	6,756,089
Welltower, Inc.	1,322	100,697
Weyerhaeuser Co.	77,285	2,300,774
WP Glimcher, Inc.	3,011	33,693

		93,586,399

Road & Rail 0.0%‡
Landstar System, Inc.	100	6,866

Semiconductors & Semiconductor Equipment 2.7%
Applied Materials, Inc.	28,397	680,676
Cree, Inc. (a)	228,868	5,593,534
Lam Research Corp.	18,680	1,570,241
NVIDIA Corp.	119,003	5,594,331
ON Semiconductor Corp. (a)	603,672	5,324,387
Qorvo, Inc. (a)	70,201	3,879,307
Teradyne, Inc.	151,983	2,992,545

		25,635,021

Software 3.8%
Activision Blizzard, Inc.	106,279	4,211,837
CA, Inc.	203,258	6,672,960
Citrix Systems, Inc. (a)	84,910	6,800,442
Electronic Arts, Inc. (a)	84,509	6,402,402
Intuit, Inc.	6,359	709,728
Nuance Communications, Inc. (a)	346,015	5,408,214
Symantec Corp.	175,969	3,614,403
Synopsys, Inc. (a)	41,120	2,223,770

		36,043,756

Specialty Retail 3.1%
AutoZone, Inc. (a)	1,220	968,485
Best Buy Co., Inc.	126,395	3,867,687
Burlington Stores, Inc. (a)	12,579	839,145
Dick’s Sporting Goods, Inc.	19,151	862,944
DSW, Inc. Class A	17,982	380,859
Foot Locker, Inc.	21,816	1,196,826
GameStop Corp. Class A	109,090	2,899,612
Gap, Inc. (The)	14,251	302,406
L Brands, Inc.	33,895	2,275,371
Michaels Cos., Inc. (The) (a)	45,469	1,293,138
Murphy USA, Inc. (a)	71,127	5,274,778
Ross Stores, Inc.	46,969	2,662,673

	Shares	Value
Specialty Retail (continued)
Signet Jewelers, Ltd.	12,378	$1,020,071
Staples, Inc.	209,121	1,802,623
Tiffany & Co.	2,698	163,607
Tractor Supply Co.	11,142	1,015,928
Ulta Salon Cosmetics & Fragrance, Inc. (a)	5,457	1,329,543
Urban Outfitters, Inc. (a)	49,038	1,348,545

		29,504,241

Technology Hardware, Storage & Peripherals 0.6%
NCR Corp. (a)	193,604	5,376,383

Textiles, Apparel & Luxury Goods 1.7%
Carter’s, Inc.	16,984	1,808,287
Michael Kors Holdings, Ltd. (a)	84,138	4,163,148
PVH Corp.	67,898	6,398,029
Ralph Lauren Corp.	22,186	1,988,309
Under Armour, Inc.
Class A (a)	28,114	1,128,215
Class C (a)	28,388	1,033,326

		16,519,314

Trading Companies & Distributors 1.2%
HD Supply Holdings, Inc. (a)	48,825	1,700,086
MSC Industrial Direct Co., Inc. Class A	38,483	2,715,360
NOW, Inc. (a)	165,691	3,005,635
United Rentals, Inc. (a)	51,886	3,481,551
WESCO International, Inc. (a)	3,728	191,955

		11,094,587

Water Utilities 0.1%
American Water Works Co., Inc.	12,608	1,065,502

Wireless Telecommunication Services 0.1%
Telephone & Data Systems, Inc.	29,544	876,275
United States Cellular Corp. (a)	2,346	92,127

		968,402

Total Common Stocks (Cost $852,361,743)		938,419,025

Exchange-Traded Funds 1.6% (b)
S&P 500 Index—SPDR Trust Series 1	13,335	2,794,083
♦S&P Midcap 400 Index—Midcap SPDR Trust Series 1	45,629	12,428,427

Total Exchange-Traded Funds (Cost $13,153,904)		15,222,510

M-402	MainStay VP Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Number of Rights	Value
Rights 0.0%‡
Food & Staples Retailing 0.0%‡
Safeway Casa Ley CVR, Expires 1/30/19 (a)(c)(d)	24,754	$25,123
Safeway PDC LLC CVR, Expires 1/30/17 (a)(c)(d)	24,754	1,208

Total Rights (Cost $26,331)		26,331

	Principal Amount
Short-Term Investment 0.1%
Repurchase Agreement 0.1%
Fixed Income Clearing Corp. 0.03%, dated 6/30/16 due 7/1/16 Proceeds at Maturity $759,141 (Collateralized by a United States Treasury Note with a rate of 1.125% and a maturity date of 4/30/20, with a Principal Amount of $770,000 and a Market Value of $778,414)	$759,140	759,140

Total Short-Term Investment (Cost $759,140)		759,140

Total Investments (Cost $866,301,118) (e)	100.0%	954,427,006
Other Assets, Less Liabilities	(0.0)‡	(72,444)
Net Assets	100.0%	$954,354,562
‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	Exchange-Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(c)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of June 30, 2016, the total market value of these securities was $26,331, which represented less than one-tenth of a percent of the Portfolio’s net assets.

(d)	Illiquid security—As of June 30, 2016, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $26,331, which represented less than one-tenth of a percent of the Portfolio’s net assets.

(e)	As of June 30, 2016, cost was $873,861,524 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$106,655,918
Gross unrealized depreciation	(26,090,436)

Net unrealized appreciation	$80,565,482

The	following abbreviations are used in the preceding pages:

CVR—Contingent	Value Right

SPDR—Standard	& Poor’s Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$938,419,025	$—	$—	$938,419,025
Exchange-Traded Funds	15,222,510	—	—	15,222,510
Rights (b)	—	—	26,331	26,331
Short-Term Investment
Repurchase Agreement	—	759,140	—	759,140

Total Investments in Securities	$953,641,535	$759,140	$26,331	$954,427,006

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $26,331 are held in Food & Staples Retailing within the Rights section of the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-403

Portfolio of Investments June 30, 2016 (Unaudited) (continued)

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2016, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in securities	Balance as of December 31, 2015	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of June 30, 2016	Change in Unrealized Appreciation (Depreciation) from Investments still Held at June 30, 2016
Rights
Food & Staples Retailing	$26,331	$—	$—	$—	$—	$—	$—	$—	$26,331	$—

M-404	MainStay VP Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2016 (Unaudited)

Assets
Investment in securities, at value (identified cost $866,301,118)	$954,427,006
Receivables:
Investment securities sold	12,084,055
Dividends and interest	1,319,645
Fund shares sold	105,677
Other assets	4,041

Total assets	967,940,424

Liabilities
Payables:
Investment securities purchased	12,378,800
Manager (See Note 3)	644,754
Fund shares redeemed	377,886
NYLIFE Distributors (See Note 3)	87,876
Shareholder communication	58,353
Professional fees	18,272
Custodian	15,472
Trustees	1,649
Accrued expenses	2,800

Total liabilities	13,585,862

Net assets	$954,354,562

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$71,995
Additional paid-in capital	824,426,027

824,498,022
Undistributed net investment income	12,264,306
Accumulated net realized gain (loss) on investments	29,466,346
Net unrealized appreciation (depreciation) on investments	88,125,888

Net assets	$954,354,562

Initial Class
Net assets applicable to outstanding shares	$524,534,862

Shares of beneficial interest outstanding	39,308,987

Net asset value per share outstanding	$13.34

Service Class
Net assets applicable to outstanding shares	$429,819,700

Shares of beneficial interest outstanding	32,686,382

Net asset value per share outstanding	$13.15

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-405

Statement of Operations for the six months ended June 30, 2016 (Unaudited)

Investment Income (Loss)
Income
Dividends	$9,478,619
Interest	92

Total income	9,478,711

Expenses
Manager (See Note 3)	3,889,876
Distribution and service—Service Class (See Note 3)	514,490
Shareholder communication	65,467
Professional fees	39,308
Custodian	19,558
Trustees	11,742
Miscellaneous	16,574

Total expenses before waiver/reimbursement	4,557,015
Expense waiver/reimbursement from Manager (See Note 3)	(106,886)

Net expenses	4,450,129

Net investment income (loss)	5,028,582

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(28,754,710)
Net change in unrealized appreciation (depreciation) on investments	49,325,897

Net realized and unrealized gain (loss) on investments	20,571,187

Net increase (decrease) in net assets resulting from operations	$25,599,769

M-406	MainStay VP Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2016 (Unaudited) and the year ended December 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$5,028,582	$7,181,755
Net realized gain (loss) on investments	(28,754,710)	62,812,136
Net change in unrealized appreciation (depreciation) on investments	49,325,897	(108,191,939)

Net increase (decrease) in net assets resulting from operations	25,599,769	(38,198,048)

Dividends and distributions to shareholders:
From net investment income:
Initial Class	—	(2,861,825)
Service Class	—	(1,440,935)

	—	(4,302,760)

From net realized gain on investments:
Initial Class	—	(69,883,271)
Service Class	—	(61,835,766)

	—	(131,719,037)

Total dividends and distributions to shareholders	—	(136,021,797)

Capital share transactions:
Net proceeds from sale of shares	50,120,796	164,402,543
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	136,021,797
Cost of shares redeemed	(53,876,965)	(113,901,352)

Increase (decrease) in net assets derived from capital share transactions	(3,756,169)	186,522,988

Net increase (decrease) in net assets	21,843,600	12,303,143

Net Assets
Beginning of period	932,510,962	920,207,819

End of period	$954,354,562	$932,510,962

Undistributed net investment income at end of period	$12,264,306	$7,235,724

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-407

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,
	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$13.00		$15.83	$16.18	$12.23	$11.40	$11.87

Net investment income (loss) (a)	0.08		0.13	0.10	0.12	0.17	0.08
Net realized and unrealized gain (loss) on investments	0.26		(0.73)	2.07	4.93	1.80	(0.44)

Total from investment operations	0.34		(0.60)	2.17	5.05	1.97	(0.36)

Less dividends and distributions:
From net investment income	—		(0.09)	(0.09)	(0.16)	(0.10)	(0.11)
From net realized gain on investments	—		(2.14)	(2.43)	(0.94)	(1.04)	—

Total dividends and distributions	—		(2.23)	(2.52)	(1.10)	(1.14)	(0.11)

Net asset value at end of period	$13.34		$13.00	$15.83	$16.18	$12.23	$11.40

Total investment return	2.62	%(b)(c)	(3.68%)	14.38%	42.18%	17.52%	(2.99%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.21	%††	0.88%	0.62%	0.79%	1.38%	0.63%
Net expenses	0.86	%††	0.86%	0.85%	0.85%	0.89%	0.90%
Expenses (before waiver/reimbursement)	0.88	%††	0.88%	0.88%	0.89%	—	—
Portfolio turnover rate	83%		174%	172%	167%	186%	161%
Net assets at end of period (in 000’s)	$524,535		$506,368	$440,409	$397,964	$231,959	$295,511

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

	Service Class
	Six months ended June 30,		Year ended December 31,
	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$12.83		$15.64	$16.03	$12.13	$11.31	$11.78

Net investment income (loss) (a)	0.06		0.09	0.06	0.08	0.15	0.05
Net realized and unrealized gain (loss) on investments	0.26		(0.71)	2.03	4.89	1.78	(0.44)

Total from investment operations	0.32		(0.62)	2.09	4.97	1.93	(0.39)

Less dividends and distributions:
From net investment income	—		(0.05)	(0.05)	(0.13)	(0.07)	(0.08)
From net realized gain on investments	—		(2.14)	(2.43)	(0.94)	(1.04)	—

Total dividends and distributions	—		(2.19)	(2.48)	(1.07)	(1.11)	(0.08)

Net asset value at end of period	$13.15		$12.83	$15.64	$16.03	$12.13	$11.31

Total investment return	2.49	%(b)(c)	(3.92%)	14.10%	41.82%	17.22%	(3.23%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.96	%††	0.61%	0.37%	0.53%	1.26%	0.39%
Net expenses	1.11	%††	1.11%	1.10%	1.10%	1.14%	1.15%
Expenses (before waiver/reimbursement)	1.13	%††	1.13%	1.13%	1.14%	—	—
Portfolio turnover rate	83%		174%	172%	167%	186%	161%
Net assets at end of period (in 000’s)	$429,820		$426,143	$479,799	$420,462	$282,772	$267,468

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

M-408	MainStay VP Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Moderate Allocation Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2016

Class	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	1.53%	–1.96%	6.15%	5.88%	0.95%
Service Class Shares	1.41	–2.21	5.88	5.62	1.20

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
S&P 500® Index[3]	3.84%	3.99%	12.10%	7.42%
MSCI EAFE® Index[3]	–4.42	–10.16	1.68	1.58
Barclays U.S. Aggregate Bond Index[3]	5.31	6.00	3.76	5.13
Moderate Allocation Composite Index[3]	3.27	2.81	7.58	6.11
Average Lipper Variable Products Mixed-Asset Target Allocation Moderate Portfolio[4]	2.86	0.05	5.82	5.34

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Mixed-Asset Target Allocation Moderate Portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-409

Cost in Dollars of a $1,000 Investment in MainStay VP Moderate Allocation Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2016 to June 30, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2016, to June 30, 2016. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

June 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/16	Ending Account Value (Based on Actual Returns and Expenses) 6/30/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/16	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,015.30	$0.15	$1,024.70	$0.15

Service Class Shares	$1,000.00	$1,014.10	$1.40	$1,023.50	$1.41

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.03% for Initial Class and 0.28% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

M-410	MainStay VP Moderate Allocation Portfolio

Investment Objectives of Underlying Portfolios/Funds as of June 30, 2016 (Unaudited)

See Portfolio of Investments beginning on page M-416 for specific holdings within these categories.

M-411

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Portfolio’s Manager.

How did MainStay VP Moderate Allocation Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2016?

For the six months ended June 30, 2016, MainStay VP Moderate Allocation Portfolio returned 1.53% for Initial Class shares and 1.41% for Service Class shares. Over the same period, both share classes underperformed the 3.84% return of the S&P 500 Index,2 which is the Portfolio’s primary benchmark. Both share classes outperformed the –4.42% return of the MSCI EAFE® Index,2 which is a secondary benchmark of the Portfolio. Both share classes underperformed the 5.31% return of the Barclays U.S. Aggregate Bond Index2 and the 3.27% return of the Moderate Allocation Composite Index2 for the six months ended June 30, 2016. These two indices are additional benchmarks of the Portfolio. Over the same period, both share classes underperformed the 2.86% return of the Average Lipper2 Variable Products Mixed-Asset Target Allocation Moderate Portfolio.

Were there any changes to the Portfolio during the reporting period?

Effective February 29, 2016, Amit Soni was added as a portfolio manager to the MainStay VP Moderate Allocation Portfolio.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds managed by New York Life Investments or its affiliates (the “Underlying Portfolios/Funds”). The Underlying Portfolios/Funds may invest in various instruments including fixed-income securities and domestic or international stocks at various capitalization levels. The Portfolio’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Portfolio’s holdings in Underlying Portfolios/Funds that invest in international stocks—largely accounted for the Portfolio’s underperformance of its primary benchmark during the reporting period because international stocks underperformed large-cap U.S. stocks by a substantial margin. The Portfolio’s holdings in Underlying Portfolios/Funds that invest in fixed-income securities generally helped the Portfolio’s relative performance because fixed-income securities in the aggregate outperformed large-cap U.S. stocks during the reporting period.

The Moderate Allocation Composite Index reflects a broader mix of asset classes than the S&P 500® Index. The most significant factor influencing the Portfolio’s performance relative to this Index during the reporting period was the performance of the Underlying Portfolios/Funds, several of which detracted significantly from returns, as a large percentage of the Portfolio’s Underlying Portfolios/Funds struggled with performance difficulties. Noteworthy detractors included MainStay U.S. Equity Opportunities Fund, MainStay ICAP Equity Fund, MainStay VP Large Cap Growth Portfolio, MainStay Epoch U.S. All Cap Fund, MainStay International Opportunities Fund and MainStay VP Cushing Renaissance Advantage Portfolio.

Relative performance was further compromised by the Portfolio’s decision to veer away from MainStay Epoch U.S. Equity Yield Fund, which had a strong return during the reporting period. In light of aggressive monetary policy by many of the world’s central banks—including zero or negative interest rates and quantitative and qualitative easing—many savers and investors have moved away from high-quality bonds into less-traditional income sources, including stocks that provide high dividend income. High-dividend stocks benefited from the pursuit of high-income alternatives. In our opinion, however, many of these securities were richly valued and could experience reversals should bond yields begin to normalize; but during the reporting period, U.S. Treasury yields fell sharply to levels close to their all-time lows. As bond yields declined, stocks that offered high dividends became increasingly attractive as an income alternative and tended to substantially outperform stocks that did not pay high dividends. As a result, the decision to avoid Underlying Portfolios/Funds that invest in high-dividend stocks hurt relative performance.

Asset class policy contributed positively to results, but was overshadowed by performance issues stemming from the selection of Underlying Portfolios/Funds. (Contributions take weightings and total returns into account.) Our general bias toward stocks over bonds—and stocks in international markets in particular—detracted meaningfully from returns. The Portfolio was tilted toward value stocks over growth

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

M-412	MainStay VP Moderate Allocation Portfolio

stocks and toward small companies over larger ones, which proved beneficial in the equity portion of the Portfolio. A timely reallocation into high-yield bonds, when spreads3 were especially wide, helped performance in the fixed-income portion of the Portfolio. A bias toward emerging-market equities in the international-equity portion of the Portfolio also helped performance. As a result, asset class policy added positively to returns, but on a scale that was small in comparison to difficulties with the Underlying Portfolios/Funds.

How did you allocate the Portfolio’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Portfolios/Funds, such as capitalization, style biases, sector exposures, credit quality and duration.4 We also examined the attributes of the holdings of the Underlying Portfolios/Funds, such as valuation metrics, earnings data and technical indicators. Generally speaking, we seek to invest in Underlying Portfolios/Funds that correspond well to our desired asset class exposures and appear positioned to benefit from the current economic environment. Our desired asset class exposures include attractively valued market segments that enjoy strong price and earnings momentum.

The Portfolio maintained a modest “risk on” posture throughout the reporting period. Specifically, the Portfolio leaned toward equities and toward speculative-grade debt at the expense of investment-grade bonds. We believed that the risks of recession were subdued in light of persistently strong data from the labor market, including multi-decade lows in new unemployment insurance claims, steady payroll gains, large numbers of job openings and a rising job quit rate. During the reporting period, the U.S. dollar continued to present certain risks. A strong U.S. dollar tends to make goods produced in the United States more expensive and less attractive to foreign buyers. For multinational companies, a strong U.S. dollar can erode the value of earnings in currencies that may weaken relative to the U.S. dollar. The negative effects that a strong U.S. dollar had caused in 2014 and 2015 gradually began to abate during the reporting period; energy and metals prices started to recover; and revenues, in our opinion, were poised for a gradual ascent. Although the direction of the U.S. dollar remained uncertain, these factors led us to believe that corporate earnings could improve in the quarters ahead, providing broad support for equity pricing. The Portfolio favored market segments that we believed would enjoy higher earnings growth rates and that would offer relatively attractive valuations. This thinking led us to hold a modestly overweight position in international equities relative to the Moderate Allocation Composite Index. The Portfolio also skewed stock holdings firmly toward smaller companies that we viewed as value stocks on the basis of price multiples.

While U.S. Treasury yields have held at exceptionally low levels for several years now, we believed that yields would eventually rise. In the interim, we viewed the risk/return tradeoff as undesirable. In our opinion, investors are not being well rewarded for the risk they bear should rates start moving markedly higher. The Portfolio steered away from long-duration, high-quality bonds to a fairly significant degree, redirecting assets to a combination of speculative-grade bonds and alternative investment strategies designed to generate a modest level of return independent of the direction of broader stock and bond indices.

In the aftermath of the British referendum on membership in the European Union (Brexit), we reassessed the balance of risks. Global growth has been modest in recent years, and we believed that the U.K.’s election to leave the European Union might prove negative for future growth prospects. We believed that the impact would presumably be most acute within the U.K., but we also anticipated significant economic consequences for Continental Europe that might reverberate globally. We anticipate that Brexit may precipitate additional antiestablishment events in the months ahead. With corporate earnings growth appearing somewhat tepid, valuations a shade expensive and investor confidence brittle, our attitude toward risk hit an inflection point. We began to sell equities in the final days of June and had every expectation of lessening exposure to credit as well.

How did the Portfolio’s allocations change over the course of the reporting period?

There were a number of allocation changes as we established new positions. One was a significant

3.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

M-413

investment in MainStay VP Absolute Return Multi-Strategy Portfolio. The Portfolio reduced its position in MainStay VP Bond Portfolio in favor of the new position. This shift reflected our concerns about the poor risk/return trade-off at the long end of the yield curve.5 Additionally, assets were shifted away from MainStay VP Bond Portfolio and MainStay Total Return Bond Fund toward the recently launched IQ Enhanced Core Plus Bond U.S. ETF, further extending diversification within the fixed-income portion of the Portfolio.

The Portfolio also established new positions in IQ 50 Percent Hedged FTSE International ETF and IQ 50 Percent Hedged FTSE Europe ETF, although the latter position was quickly unwound after British voters decided to exit the European Union. With the U.S. economy stronger than the economies of most other developed nations and tighter monetary policy looming on the horizon, we acknowledge the potential for further dollar strength. In our opinion, using hedged vehicles may help mitigate that risk. The Portfolio reduced its allocations to MainStay International Opportunities Fund, MainStay ICAP International Fund and MainStay VP International Equity Portfolio in favor of these hedged positions.

During the reporting period, assets were shifted from MainStay VP Eagle Small Cap Growth Portfolio and MainStay VP Epoch U.S. Small Cap Portfolio into the newly launched MainStay VP Small Cap Core Portfolio as we sought to distribute allocations across a broader array of small cap strategies/management styles. The Portfolio also added a new position in MainStay Epoch U.S. Equity Fund seeking to capitalize on the flow of dollars toward high-dividend equities in a period of very low bond yields. Assets from a variety of sources were used in favor of this position.

The Portfolio also initiated a position in IQ Global Resources ETF. Pricing across a range of commodities has fallen sharply in recent years in response to excess new supply and fears of waning demand from China. We believed that capital expenditure reductions would likely reduce supply enough to allow the market to clear an inventory glut and reestablish equilibrium, put a floor under pricing, and enable materials and energy companies to recover in the years ahead.

During the reporting period, the Portfolio slightly raised its exposure to emerging-market equities. Market valuations are very low in many parts of the developing world, yet we believed that emerging-

market countries might avoid some of the challenges that developed economies may face.

During the reporting period, which Underlying Equity Portfolios/Funds had the highest total returns and which Underlying Equity Portfolios/Funds had the lowest total returns?

Among the Underlying Portfolios/Funds held for the full reporting period, the highest total returns came from MainStay Cushing MLP Premier Fund and MainStay VP Cushing Renaissance Advantage Portfolio, both of which benefited from the recovery in energy prices. At the other end of the spectrum, MainStay International Opportunities Fund and MainStay ICAP International Fund provided the lowest total returns among the Underlying Portfolios/Funds that the Portfolio held for the entire reporting period.

Which Underlying Equity Portfolios/Funds made the strongest positive contributions to the Portfolio’s overall performance, and which Underlying Equity Portfolios/Funds were the greatest detractors?

During the reporting period, MainStay VP Epoch U.S. Small Cap Portfolio and MainStay VP T. Rowe Price Equity Income Portfolio made the strongest positive contributions to the Portfolio’s performance. Over the same period, the largest detractors were MainStay International Opportunities Fund and MainStay ICAP International Fund.

What factors and risks affected the Portfolio’s Underlying Fixed-Income Portfolio/Fund investments during the reporting period?

Soft economic growth around the world, low rates of observed inflation, Brexit-induced political uncertainty and central bank efforts to provide greater monetary stimulus all contributed to a reduction in bond yields and a flattening yield curve during the reporting period. (Yields at the long end of the curve fell more than yields on bonds that were closer to maturity.) Yields on 10-year U.S. Treasury bonds fell close to the lows of the summer of 2012, while government bonds in some other Western nations reached firmly into negative territory. Credit spreads widened in the second half of 2015 and the first few weeks of 2016 because of default concerns in the energy and materials sectors and general worries about a possible recession. Rebounding oil prices and improving data both at home and abroad helped alleviate some of these concerns, allowing spreads to contract to some extent.

5.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

M-414	MainStay VP Moderate Allocation Portfolio

During the reporting period, which fixed-income market segments were the strongest positive contributors to the Portfolio’s performance and which segments were particularly weak?

During the reporting period, all bond categories fared well, with high-yield bonds taking the lead. With the exception of cash, which provided a near-zero return, no fixed-income segments were weak.

Which Underlying Fixed-Income Portfolios/Funds made the strongest positive contributions to the Portfolio’s performance, and which Underlying Fixed-Income Portfolios/Funds were the greatest detractors?

A large position in MainStay VP Bond Portfolio made it the largest contributor to performance in the fixed-income portion of the Portfolio, although MainStay VP High Yield Corporate Bond Portfolio also added materially to return. No Underlying Fixed-Income Portfolios/Funds in which the Portfolio invested for the entire reporting period generated negative performance. The position in the Portfolio’s cash sweep account had a minimal impact on performance, and the positive contribution from MainStay High Yield Opportunities Fund was small.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-415

Portfolio of Investments June 30, 2016 (Unaudited)

	Shares	Value
Affiliated Investment Companies 96.8%†
Equity Funds 64.1%
IQ 50 Percent Hedged FTSE International ETF (a)	683,848	$11,734,832
IQ Global Resources ETF	90,509	2,318,994
MainStay Cushing MLP Premier Fund Class I	550,800	8,074,726
MainStay Emerging Markets Opportunities Fund Class I	511,398	4,106,529
MainStay Epoch Global Choice Fund Class I (a)	2,000,826	35,334,591
MainStay Epoch U.S. All Cap Fund Class I (a)	2,465,234	61,335,017
MainStay Epoch U.S. Equity Yield Fund Class I (a)	332,727	4,921,038
MainStay ICAP Equity Fund Class I	909,317	37,472,965
MainStay ICAP International Fund Class I	2,022,875	58,339,712
MainStay International Opportunities Fund Class I (a)	6,744,001	51,321,849
MainStay MAP Fund Class I (a)	1,794,413	64,491,215
MainStay U.S. Equity Opportunities Fund Class I (a)	7,407,244	62,443,067
MainStay VP Absolute Return Multi-Strategy Portfolio Initial Class (a)	6,441,229	56,434,986
MainStay VP Cushing Renaissance Advantage Portfolio Initial Class (a)	605,134	4,910,651
MainStay VP Eagle Small Cap Growth Portfolio Initial Class	930,903	10,669,663
MainStay VP Emerging Markets Equity Portfolio Initial Class (a)	4,590,489	32,594,405
MainStay VP Epoch U.S. Small Cap Portfolio Initial Class (a)	3,712,328	44,413,543
MainStay VP International Equity Portfolio Initial Class (a)	1,200,693	16,791,804
MainStay VP Large Cap Growth Portfolio Initial Class (a)	3,142,789	62,603,953
MainStay VP Mid Cap Core Portfolio Initial Class (a)	3,804,373	50,765,147
MainStay VP S&P 500 Index Portfolio Initial Class	26,947	1,153,535
MainStay VP Small Cap Core Portfolio Initial Class (a)	938,880	9,419,045
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class (a)	5,617,730	71,586,053

Total Equity Funds (Cost $816,596,417)		763,237,320

Fixed Income Funds 32.7%
IQ Enhanced Core Plus Bond U.S. ETF (a)	1,617,360	32,816,234
MainStay High Yield Opportunities Fund Class I	586,183	5,961,482
MainStay Short Duration High Yield Fund Class I (a)	3,070,054	29,687,424

	Shares	Value
Fixed Income Funds (continued)
MainStay Total Return Bond Fund Class I	3,533,028	$37,662,075
MainStay VP Bond Portfolio Initial Class (a)	10,076,803	151,457,342
MainStay VP Floating Rate Portfolio Initial Class (a)	4,431,629	39,481,770
MainStay VP High Yield Corporate Bond Portfolio Initial Class (a)	5,568,302	54,954,884
MainStay VP PIMCO Real Return Portfolio Initial Class (a)	593,819	5,099,941
MainStay VP Unconstrained Bond Portfolio Initial Class (a)	3,294,941	31,830,184

Total Fixed Income Funds (Cost $385,147,640)		388,951,336

Total Affiliated Investment Companies (Cost $1,201,744,057)		1,152,188,656

	Principal Amount
Short-Term Investment 2.5%
Repurchase Agreement 2.5%
Fixed Income Clearing Corp. 0.03%, dated 6/30/16 due 7/1/16 Proceeds at Maturity $29,829,212 (Collateralized by a United States Treasury Note with a rate of 3.25% and a maturity date of 12/31/16, with a Principal Amount of $30,015,000 and a Market Value of $30,427,706)	$29,829,187	29,829,187

Total Short-Term Investment (Cost $29,829,187)		29,829,187

Total Investments (Cost $1,231,573,244) (b)	99.3%	1,182,017,843
Other Assets, Less Liabilities	0.7	7,856,021
Net Assets	100.0%	$1,189,873,864

†	Percentages indicated are based on Portfolio net assets.

(a)	The Portfolio’s ownership exceeds 5% of the outstanding shares of the Underlying Portfolio’s/Fund’s share class. (See Note 3)

(b)	As of June 30, 2016, cost was $1,234,125,738 for federal income tax purposes and net unrealized depreciation was as follows:

Gross unrealized appreciation	$9,470,514
Gross unrealized depreciation	(61,578,409)

Net unrealized depreciation	$(52,107,895)

The following abbreviation is used in the preceding pages:

ETF—Exchange-Traded Fund

M-416	MainStay VP Moderate Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$763,237,320	$—	$—	$763,237,320
Fixed Income Funds	388,951,336	—	—	388,951,336
Short-Term Investment
Repurchase Agreement	—	29,829,187	—	29,829,187

Total Investments in Securities	$1,152,188,656	$29,829,187	$—	$1,182,017,843

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2016, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of June 30, 2016, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-417

Statement of Assets and Liabilities as of June 30, 2016 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $1,201,744,057)	$1,152,188,656
Repurchase agreement, at value (identified cost $29,829,187 )	29,829,187
Receivables:
Investment securities sold	12,394,667
Fund shares sold	461,280
Dividends and interest	25
Other assets	5,130

Total assets	1,194,878,945

Liabilities
Payables:
Investment securities purchased	4,340,881
Fund shares redeemed	334,767
NYLIFE Distributors (See Note 3)	235,266
Shareholder communication	72,555
Professional fees	13,368
Trustees	2,127
Custodian	209
Accrued expenses	5,908

Total liabilities	5,005,081

Net assets	$1,189,873,864

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$111,632
Additional paid-in capital	1,216,417,971

1,216,529,603
Undistributed net investment income	25,987,207
Accumulated net realized gain (loss) on investments	(3,087,545)
Net unrealized appreciation (depreciation) on investments	(49,555,401)

Net assets	$1,189,873,864

Initial Class
Net assets applicable to outstanding shares	$42,805,285

Shares of beneficial interest outstanding	3,981,991

Net asset value per share outstanding	$10.75

Service Class
Net assets applicable to outstanding shares	$1,147,068,579

Shares of beneficial interest outstanding	107,649,532

Net asset value per share outstanding	$10.66

M-418	MainStay VP Moderate Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2016 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$3,717,244
Interest	3,554

Total income	3,720,798

Expenses
Distribution and service—Service Class (See Note 3)	1,388,580
Shareholder communication	82,108
Professional fees	37,583
Trustees	14,678
Custodian	5,834
Miscellaneous	16,744

Total expenses	1,545,527

Net investment income (loss)	2,175,271

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on affiliated investment company transactions	(9,404,799)
Net change in unrealized appreciation (depreciation) on investments	23,433,572

Net realized and unrealized gain (loss) on investments	14,028,773

Net increase (decrease) in net assets resulting from operations	$16,204,044

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-419

Statements of Changes in Net Assets

for the six months ended June 30, 2016 (Unaudited) and the year ended December 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,175,271	$17,502,978
Net realized gain (loss) on affiliated investment company transactions	(9,404,799)	59,865,162
Net change in unrealized appreciation (depreciation) on investments	23,433,572	(99,911,677)

Net increase (decrease) in net assets resulting from operations	16,204,044	(22,543,537)

Dividends and distributions to shareholders:
From net investment income:
Initial Class	—	(1,030,273)
Service Class	—	(25,780,171)

	—	(26,810,444)

From net realized gain on investments:
Initial Class	—	(3,299,079)
Service Class	—	(91,454,878)

	—	(94,753,957)

Total dividends and distributions to shareholders	—	(121,564,401)

Capital share transactions:
Net proceeds from sale of shares	61,276,088	127,546,452
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	121,564,401
Cost of shares redeemed	(66,776,391)	(121,941,884)

Increase (decrease) in net assets derived from capital share transactions	(5,500,303)	127,168,969

Net increase (decrease) in net assets	10,703,741	(16,938,969)

Net Assets
Beginning of period	1,179,170,123	1,196,109,092

End of period	$1,189,873,864	$1,179,170,123

Undistributed net investment income at end of period	$25,987,207	$23,811,936

M-420	MainStay VP Moderate Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,
	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$10.59		$12.03	$12.61	$11.16	$10.76	$10.90

Net investment income (loss) (a)	0.03		0.20	0.23	0.20	0.21	0.21
Net realized and unrealized gain (loss) on investments	0.13		(0.39)	0.33	1.90	1.14	(0.12)

Total from investment operations	0.16		(0.19)	0.56	2.10	1.35	0.09

Less dividends and distributions:
From net investment income	—		(0.30)	(0.29)	(0.25)	(0.20)	(0.20)
From net realized gain on investments	—		(0.95)	(0.85)	(0.40)	(0.75)	(0.03)

Total dividends and distributions	—		(1.25)	(1.14)	(0.65)	(0.95)	(0.23)

Net asset value at end of period	$10.75		$10.59	$12.03	$12.61	$11.16	$10.76

Total investment return	1.51	%(b)(c)	(1.61%)	4.62%	19.12%	12.61%	0.94%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.62	%††	1.69%	1.80%	1.66%	1.88%	1.88%
Net expenses (d)	0.03	%††	0.02%	0.03%	0.03%	0.03%	0.04%
Portfolio turnover rate	20%		36%	46%	54%	55%	63%
Net assets at end of period (in 000’s)	$42,805		$41,551	$41,706	$37,869	$29,575	$23,369

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Service Class
	Six months ended June 30,		Year ended December 31,
	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$10.51		$11.95	$12.53	$11.11	$10.71	$10.86

Net investment income (loss) (a)	0.02		0.17	0.19	0.17	0.19	0.18
Net realized and unrealized gain (loss) on investments	0.13		(0.39)	0.34	1.87	1.14	(0.12)

Total from investment operations	0.15		(0.22)	0.53	2.04	1.33	0.06

Less dividends and distributions:
From net investment income	—		(0.27)	(0.26)	(0.22)	(0.18)	(0.18)
From net realized gain on investments	—		(0.95)	(0.85)	(0.40)	(0.75)	(0.03)

Total dividends and distributions	—		(1.22)	(1.11)	(0.62)	(0.93)	(0.21)

Net asset value at end of period	$10.66		$10.51	$11.95	$12.53	$11.11	$10.71

Total investment return	1.43	%(b)(c)	(1.86%)	4.35%	18.82%	12.33%	0.69%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.37	%††	1.44%	1.51%	1.43%	1.65%	1.68%
Net expenses (d)	0.28	%††	0.27%	0.28%	0.28%	0.28%	0.29%
Portfolio turnover rate	20%		36%	46%	54%	55%	63%
Net assets at end of period (in 000’s)	$1,147,069		$1,137,619	$1,154,403	$1,071,424	$825,281	$648,520

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-421

MainStay VP Moderate Growth Allocation Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2016

Class	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	0.51%	–4.36%	6.68%	5.80%	1.07%
Service Class Shares	0.38	–4.60	6.41	5.54	1.32

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
S&P 500® Index[3]	3.84%	3.99%	12.10%	7.42%
MSCI EAFE® Index[3]	–4.42	–10.16	1.68	1.58
Barclays U.S. Aggregate Bond Index[3]	5.31	6.00	3.76	5.13
Moderate Growth Allocation Composite Index[3]	2.52	1.59	8.66	6.18
Average Lipper Variable Products Mixed-Asset Target Allocation Growth Portfolio[4]	2.31	–0.90	6.63	5.67

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Mixed-Asset Target Allocation Growth Portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-422	MainStay VP Moderate Growth Allocation Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Moderate Growth Allocation Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2016 to June 30, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2016, to June 30, 2016. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

June 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/16	Ending Account Value (Based on Actual Returns and Expenses) 6/30/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/16	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,005.10	$0.15	$1,024.70	$0.15

Service Class Shares	$1,000.00	$1,003.80	$1.39	$1,023.50	$1.41

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.03% for Initial Class and 0.28% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

M-423

Investment Objectives of Underlying Portfolios/Funds as of June 30, 2016 (Unaudited)

See Portfolio of Investments beginning on page M-429 for specific holdings within these categories.

M-424	MainStay VP Moderate Growth Allocation Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Portfolio’s Manager.

How did MainStay VP Moderate Growth Allocation Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2016?

For the six months ended June 30, 2016, MainStay VP Moderate Growth Allocation Portfolio returned 0.51% for Initial Class shares and 0.38% for Service Class shares. Over the same period, both share classes underperformed the 3.84% return of the S&P 500® Index,2 which is the Portfolio’s primary benchmark. Both share classes outperformed the –4.42% return of the MSCI EAFE® Index,2 which is a secondary benchmark of the Portfolio. Both share classes underperformed the 5.31% return of the Barclays U.S. Aggregate Bond Index2 and the 2.52% return of the Moderate Growth Allocation Composite Index2 for the six months ended June 30, 2016. These two indices are additional benchmarks of the Portfolio. Over the same period, both share classes underperformed the 2.31% return of the Average Lipper2 Variable Products Mixed-Asset Target Allocation Growth Portfolio.

Were there any changes to the Portfolio during the reporting period?

Effective February 29, 2016, Amit Soni was added as a portfolio manager to the MainStay VP Moderate Growth Allocation Portfolio.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds managed by New York Life Investments or its affiliates (the “Underlying Portfolios/Funds”). The Underlying Portfolios/Funds may invest in various instruments including fixed-income securities and domestic or international stocks at various capitalization levels. The Portfolio’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Portfolio’s holdings in Underlying Portfolios/Funds that invest in international stocks—largely accounted for the Portfolio’s underperformance of its primary benchmark during the reporting period because international stocks underperformed large-cap U.S. stocks by a substantial margin. The Portfolio’s holdings in Underlying Portfolios/Funds that invest in fixed-income securities generally helped the Portfolio’s relative performance because fixed-income securities in the aggregate outperformed large-cap U.S. stocks during the reporting period.

The Moderate Growth Allocation Composite Index reflects a broader mix of asset classes than the S&P 500® Index. The most significant factor influencing the Portfolio’s performance relative to this Index during the reporting period was the performance of the Underlying Portfolios/Funds, several of which detracted significantly from returns, as a large percentage of the Portfolio’s Underlying Portfolios/Funds struggled with performance difficulties. Noteworthy detractors included MainStay U.S. Equity Opportunities Fund, MainStay ICAP Equity Fund, MainStay VP Large Cap Growth Portfolio, MainStay Epoch U.S. All Cap Fund, MainStay International Opportunities Fund and MainStay VP Cushing Renaissance Advantage Portfolio.

Relative performance was further compromised by the Portfolio’s decision to veer away from MainStay Epoch U.S. Equity Yield Fund, which had a strong return during the reporting period. In light of aggressive monetary policy by many of the world’s central banks—including zero or negative interest rates and quantitative and qualitative easing—many savers and investors have moved away from high-quality bonds into less-traditional income sources, including stocks that provide high dividend income. High-dividend stocks benefited from the pursuit of high-income alternatives. In our opinion, however, many of these securities were richly valued and could experience reversals should bond yields begin to normalize; but during the reporting period, U.S. Treasury yields fell sharply to levels close to their all-time lows. As bond yields declined, stocks that offered high dividends became increasingly attractive as an income alternative and tended to substantially outperform stocks that did not pay high dividends. As a result, the decision to avoid Underlying Portfolios/Funds that invest in high-dividend stocks hurt relative performance.

Asset class policy contributed positively to results, but was overshadowed by performance issues stemming from the selection of Underlying Portfolios/Funds. (Contributions take weightings and total returns into account.) Our general bias toward stocks over bonds—and stocks in international markets in particular—detracted meaningfully from returns. The

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

M-425

Portfolio was tilted toward value stocks over growth stocks and toward small companies over larger ones, which proved beneficial in the equity portion of the Portfolio. A timely reallocation into high-yield bonds when spreads3 were especially wide helped performance in the fixed-income portion of the Portfolio. A bias toward emerging-market equities in the international-equity portion of the Portfolio also helped performance. As a result, asset class policy added positively to returns, but on a scale that was small in comparison to difficulties with the Underlying Portfolios/Funds.

How did you allocate the Portfolio’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Portfolios/Funds, such as capitalization, style biases, sector exposures, credit quality and duration.4 We also examined the attributes of the holdings of the Underlying Portfolios/Funds, such as valuation metrics, earnings data and technical indicators. Generally speaking, we seek to invest in Underlying Portfolios/Funds that correspond well to our desired asset class exposures and appear positioned to benefit from the current economic environment. Our desired asset class exposures include attractively valued market segments that enjoy strong price and earnings momentum.

The Portfolio maintained a modest “risk on” posture throughout the reporting period. Specifically, the Portfolio leaned toward equities and toward speculative-grade debt at the expense of investment-grade bonds. We believed that the risks of recession were subdued in light of persistently strong data from the labor market, including multi-decade lows in new unemployment insurance claims, steady payroll gains, large numbers of job openings and a rising job quit rate. During the reporting period, the U.S. dollar continued to present certain risks. A strong U.S. dollar tends to make goods produced in the United States more expensive and less attractive to foreign buyers. For multinational companies, a strong U.S. dollar can erode the value of earnings in currencies that may weaken relative to the U.S. dollar. The negative effects that a strong U.S. dollar had caused in 2014 and 2015 gradually began to abate during the reporting period; energy and metals prices started to recover; and revenues, in our opinion, were poised for a gradual ascent. Although the direction of the U.S. dollar remained uncertain, these factors led us to believe that corporate earnings could improve in the quarters ahead, providing broad support for equity pricing. The Portfolio favored market segments that we believed would enjoy higher earnings growth rates and that would offer relatively attractive valuations. This thinking led us to hold a modestly overweight position in international equities relative to the Moderate Growth Allocation Composite Index. The Portfolio also skewed stock holdings firmly toward smaller companies that we viewed as value stocks on the basis of price multiples.

While U.S. Treasury yields have held at exceptionally low levels for several years now, we believed that yields would eventually rise. In the interim, we viewed the risk/return tradeoff as undesirable. In our opinion, investors are not being well rewarded for the risk they bear should rates start moving markedly higher. The Portfolio steered away from long-duration, high-quality bonds to a fairly significant degree, redirecting assets to a combination of speculative-grade bonds and alternative investment strategies designed to generate a modest level of return independent of the direction of broader stock and bond indices.

In the aftermath of the British referendum on membership in the European Union (Brexit), we reassessed the balance of risks. Global growth has been modest in recent years, and we believed that the U.K.’s election to leave the European Union might prove negative for future growth prospects. We believed that the impact would presumably be most acute within the U.K., but we also anticipated significant economic consequences for Continental Europe that might reverberate globally. We anticipate that Brexit may precipitate additional antiestablishment events in the months ahead. With corporate earnings growth appearing somewhat tepid, valuations a shade expensive and investor confidence brittle, our attitude toward risk hit an inflection point. We began to sell equities in the final days of June and had every expectation of lessening exposure to credit as well.

How did the Portfolio’s allocations change over the course of the reporting period?

There were a number of allocation changes as we established new positions. One was a significant investment

3.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

M-426	MainStay VP Moderate Growth Allocation Portfolio

in MainStay VP Absolute Return Multi-Strategy Portfolio. The Portfolio reduced positions in various other Underlying Portfolios/Funds in favor of the new position. This shift reflected our concerns about the poor risk/return trade-off at the long end of the yield curve.5 Additionally, assets were shifted away from MainStay VP Bond Portfolio and MainStay Total Return Bond Fund toward the recently launched IQ Enhanced Core Plus Bond U.S. ETF, further extending diversification within the fixed-income portion of the Portfolio.

The Portfolio also established new positions in IQ 50 Percent Hedged FTSE International ETF and IQ 50 Percent Hedged FTSE Europe ETF, although the latter position was quickly unwound after British voters decided to exit the European Union. With the U.S. economy stronger than the economies of most other developed nations and tighter monetary policy looming on the horizon, we acknowledge the potential for further dollar strength. In our opinion, using hedged vehicles may help mitigate that risk. The Portfolio reduced its allocations to MainStay International Opportunities Fund, MainStay ICAP International Fund and MainStay VP International Equity Portfolio in favor of these hedged positions.

During the reporting period, assets were shifted from MainStay VP Eagle Small Cap Growth Portfolio and MainStay VP Epoch U.S. Small Cap Portfolio into the newly launched MainStay VP Small Cap Core Portfolio as we sought to distribute allocations across a broader array of small cap strategies/management styles. The Portfolio also added a new position in MainStay Epoch U.S. Equity Fund seeking to capitalize on the flow of dollars toward high-dividend equities in a period of very low bond yields. Assets from a variety of sources were used in favor of this position.

The Portfolio also initiated a position in IQ Global Resources ETF. Pricing across a range of commodities has fallen sharply in recent years in response to excess new supply and fears of waning demand from China. We believed that capital expenditure reductions would likely reduce supply enough to allow the market to clear an inventory glut and reestablish equilibrium, put a floor under pricing, and enable materials and energy companies to recover in the years ahead.

During the reporting period, the Portfolio slightly raised its exposure to emerging-market equities. Market valuations are very low in many parts of the developing world, yet we believed that emerging-

market countries might avoid some of the challenges that developed economies may face.

During the reporting period,which Underlying Equity Portfolios/Funds had the highest total returns and which Underlying Equity Portfolios/Funds had the lowest total returns?

Among the Underlying Portfolios/Funds held for the full reporting period, the highest total returns came from MainStay Cushing MLP Premier Fund and MainStay VP Cushing Renaissance Advantage Portfolio, both of which benefited from the recovery in energy prices. At the other end of the spectrum, MainStay International Opportunities Fund and MainStay ICAP International Fund provided the lowest total returns among the Underlying Portfolios/Funds that the Portfolio held for the entire reporting period.

Which Underlying Equity Portfolios/Funds made the strongest positive contributions to the Portfolio’s overall performance, and which Underlying Equity Portfolios/Funds were the greatest detractors?

During the reporting period, MainStay VP Epoch U.S. Small Cap Portfolio and MainStay VP T. Rowe Price Equity Income Portfolio made the strongest positive contributions to the Portfolio’s performance. Over the same period, the largest detractors were MainStay International Opportunities Fund and MainStay ICAP International Fund.

What factors and risks affected the Portfolio’s Underlying Fixed-Income Portfolio/Fund investments during the reporting period?

Soft economic growth around the world, low rates of observed inflation, Brexit-induced political uncertainty and central bank efforts to provide greater monetary stimulus all contributed to a reduction in bond yields and a flattening yield curve during the reporting period. (Yields at the long end of the curve fell more than yields on bonds that were closer to maturity.) Yields on 10-year U.S. Treasury bonds fell close to the lows of the summer of 2012, while government bonds in some other Western nations reached firmly into negative territory. Credit spreads widened in the second half of 2015 and the first few weeks of 2016 because of default concerns in the energy and materials sectors and general worries about a possible recession. Rebounding oil prices and improving data both at home and abroad helped

5.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

M-427

alleviate some of these concerns, allowing spreads to contract to some extent.

During the reporting period, which fixed-income market segments were the strongest positive contributors to the Portfolio’s performance and which segments were particularly weak?

During the reporting period, all bond categories fared well, with high-yield bonds taking the lead. With the exception of cash, which provided a near-zero return, no fixed-income segments were weak.

Which Underlying Fixed-Income Portfolios/Funds made the strongest positive contributions to the Portfolio’s performance, and which Underlying Fixed-Income Portfolios/Funds were the greatest detractors?

MainStay VP High Yield Corporate Bond Portfolio was the largest contributor to performance in the fixed-income portion of the Portfolio, followed by MainStay Short Duration High Yield Fund. No Underlying Fixed-Income Portfolios/Funds in which the Portfolio invested for the entire reporting period generated negative performance. The position in the Portfolio’s cash sweep account had a minimal impact on performance, and the positive contribution from MainStay High Yield Opportunities Fund was small.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-428	MainStay VP Moderate Growth Allocation Portfolio

Portfolio of Investments June 30, 2016 (Unaudited)

	Shares	Value
Affiliated Investment Companies 96.5%†
Equity Funds 81.4%
IQ 50 Percent Hedged FTSE International ETF (a)	1,133,632	$19,453,125
IQ Global Resources ETF (a)	215,254	5,515,173
MainStay Cushing MLP Premier Fund Class I	866,228	12,698,906
MainStay Emerging Markets Opportunities Fund Class I (a)	1,244,827	9,995,958
MainStay Epoch Global Choice Fund Class I (a)	3,300,809	58,292,279
MainStay Epoch U.S. All Cap Fund Class I (a)	4,896,450	121,823,673
MainStay Epoch U.S. Equity Yield Fund Class I (a)	711,786	10,527,320
MainStay ICAP Equity Fund Class I (a)	1,742,737	71,818,200
MainStay ICAP International Fund Class I (a)	4,464,189	128,747,220
MainStay International Opportunities Fund Class I (a)	15,204,672	115,707,557
MainStay MAP Fund Class I (a)	3,552,709	127,684,378
MainStay U.S. Equity Opportunities Fund Class I (a)	15,036,925	126,761,277
MainStay VP Absolute Return Multi-Strategy Portfolio Initial Class (a)	3,984,042	34,906,281
MainStay VP Cushing Renaissance Advantage Portfolio Initial Class (a)	2,916,854	23,670,226
MainStay VP Eagle Small Cap Growth Portfolio Initial Class (a)	5,265,245	60,348,280
MainStay VP Emerging Markets Equity Portfolio Initial Class (a)	10,530,884	74,773,710
MainStay VP Epoch U.S. Small Cap Portfolio Initial Class (a)	10,052,796	120,269,623
MainStay VP International Equity Portfolio Initial Class (a)	2,860,557	40,005,145
MainStay VP Large Cap Growth Portfolio Initial Class (a)	5,959,475	118,711,995
MainStay VP Mid Cap Core Portfolio Initial Class (a)	9,091,627	121,317,684
MainStay VP S&P 500 Index Portfolio Initial Class	532,896	22,812,044
MainStay VP Small Cap Core Portfolio Initial Class (a)	2,930,461	29,398,995
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class (a)	11,750,950	149,740,947

Total Equity Funds (Cost $1,707,602,838)		1,604,979,996

Fixed Income Funds 15.1%
IQ Enhanced Core Plus Bond U.S. ETF (a)	834,356	16,929,083

	Shares	Value
Fixed Income Funds (continued)
MainStay High Yield Opportunities Fund Class I (a)	877,477	$8,923,946
MainStay Short Duration High Yield Fund Class I (a)	5,077,706	49,101,414
MainStay Total Return Bond Fund Class I	2,160,044	23,026,074
MainStay VP Floating Rate Portfolio Initial Class (a)	6,414,933	57,151,202
MainStay VP High Yield Corporate Bond Portfolio Initial Class (a)	8,256,357	81,483,925
MainStay VP PIMCO Real Return Portfolio Initial Class (a)	1,015,799	8,724,064
MainStay VP Unconstrained Bond Portfolio Initial Class (a)	5,506,385	53,193,438

Total Fixed Income Funds (Cost $300,299,319)		298,533,146

Total Affiliated Investment Companies (Cost $2,007,902,157)		1,903,513,142

	Principal Amount
Short-Term Investment 2.8%
Repurchase Agreement 2.8%
Fixed Income Clearing Corp. 0.03%, dated 6/30/16 due 7/1/16 Proceeds at Maturity $55,489,261 (Collateralized by a Federal Home Loan Bank security with a rate of 0.50% and a maturity date of 9/28/16, with a Principal Amount of $56,530,000 and a Market Value of $56,600,663)	$55,489,215	55,489,215

Total Short-Term Investment (Cost $55,489,215)		55,489,215

Total Investments (Cost $2,063,391,372) (b)	99.3%	1,959,002,357

Other Assets, Less Liabilities	0.7	12,879,237
Net Assets	100.0%	$1,971,881,594

†	Percentages indicated are based on Portfolio net assets.

(a)	The Portfolio’s ownership exceeds 5% of the outstanding shares of the Underlying Portfolio’s/Fund’s share class. (See Note 3)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-429

Portfolio of Investments June 30, 2016 (Unaudited) (continued)

(b)	As of June 30, 2016, cost was $2,071,390,719 for federal income tax purposes and net unrealized depreciation was as follows:

Gross unrealized appreciation	$12,752,467
Gross unrealized depreciation	(125,140,829)

Net unrealized depreciation	$(112,388,362)

The following abbreviation is used in the preceding pages:

ETF	—Exchange-Traded Fund

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$1,604,979,996	$—	$—	$1,604,979,996
Fixed Income Funds	298,533,146	—	—	298,533,146
Short-Term Investment
Repurchase Agreement	—	55,489,215	—	55,489,215

Total Investments in Securities	$1,903,513,142	$55,489,215	$—	$1,959,002,357

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2016, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of June 30, 2016, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-430	MainStay VP Moderate Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2016 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $2,007,902,157)	$1,903,513,142
Repurchase agreement, at value (identified cost $55,489,215)	55,489,215
Cash	547,105
Receivables:
Investment securities sold	19,787,902
Fund shares sold	537,390
Dividends and interest	46
Other assets	8,410

Total assets	1,979,883,210

Liabilities
Payables:
Investment securities purchased	6,454,552
Fund shares redeemed	1,008,300
NYLIFE Distributors (See Note 3)	390,898
Shareholder communication	119,831
Professional fees	15,561
Trustees	3,401
Custodian	79
Accrued expenses	8,994

Total liabilities	8,001,616

Net assets	$1,971,881,594

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$178,756
Additional paid-in capital	1,989,101,805

1,989,280,561
Undistributed net investment income	39,703,685
Accumulated net realized gain (loss) on investments	47,286,362
Net unrealized appreciation (depreciation) on investments	(104,389,014)

Net assets	$1,971,881,594

Initial Class
Net assets applicable to outstanding shares	$70,033,966

Shares of beneficial interest outstanding	6,290,226

Net asset value per share outstanding	$11.13

Service Class
Net assets applicable to outstanding shares	$1,901,847,628

Shares of beneficial interest outstanding	172,465,337

Net asset value per share outstanding	$11.03

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-431

Statement of Operations for the six months ended June 30, 2016 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$5,343,344
Interest	5,632

Total income	5,348,976

Expenses
Distribution and service—Service Class (See Note 3)	2,282,703
Shareholder communication	135,015
Professional fees	52,398
Directors	23,999
Custodian	6,541
Miscellaneous	26,320

Total expenses	2,526,976

Net investment income (loss)	2,822,000

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on affiliated investment company transactions	(3,837,814)
Net change in unrealized appreciation (depreciation) on investments	9,846,220

Net realized and unrealized gain (loss) on investments	6,008,406

Net increase (decrease) in net assets resulting from operations	$8,830,406

M-432	MainStay VP Moderate Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2016 (Unaudited) and the year ended December 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,822,000	$22,414,923
Net realized gain (loss) on affiliated investment company transactions	(3,837,814)	133,137,046
Net change in unrealized appreciation (depreciation) on investments	9,846,220	(207,790,356)

Net increase (decrease) in net assets resulting from operations	8,830,406	(52,238,387)

Dividends and distributions to shareholders:
From net investment income:
Initial Class	—	(1,648,195)
Service Class	—	(41,384,174)

	—	(43,032,369)

From net realized gain on investments:
Initial Class	—	(5,864,093)
Service Class	—	(162,705,979)

	—	(168,570,072)

Total dividends and distributions to shareholders	—	(211,602,441)

Capital share transactions:
Net proceeds from sale of shares	105,338,133	192,449,526
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	211,602,441
Cost of shares redeemed	(80,255,644)	(124,813,151)

Increase (decrease) in net assets derived from capital share transactions	25,082,489	279,238,816

Net increase (decrease) in net assets	33,912,895	15,397,988

Net Assets
Beginning of period	1,937,968,699	1,922,570,711

End of period	$1,971,881,594	$1,937,968,699

Undistributed net investment income at end of period	$39,703,685	$36,881,685

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-433

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,
	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$11.08		$12.78	$13.36	$11.07	$10.16	$10.42

Net investment income (loss) (a)	0.03		0.17	0.20	0.17	0.16	0.16
Net realized and unrealized gain (loss) on investments	0.02		(0.49)	0.39	2.66	1.32	(0.30)

Total from investment operations	0.05		(0.32)	0.59	2.83	1.48	(0.14)

Less dividends and distributions:
From net investment income	—		(0.30)	(0.25)	(0.17)	(0.13)	(0.12)
From net realized gain on investments	—		(1.08)	(0.92)	(0.37)	(0.44)	—

Total dividends and distributions	—		(1.38)	(1.17)	(0.54)	(0.57)	(0.12)

Net asset value at end of period	$11.13		$11.08	$12.78	$13.36	$11.07	$10.16

Total investment return	0.45	%(b)(c)	(2.35%)	4.59%	25.92%	14.66%	(1.21%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.54	%††	1.38%	1.51%	1.40%	1.46%	1.55%
Net expenses (d)	0.03	%††	0.02%	0.03%	0.03%	0.03%	0.04%
Portfolio turnover rate	16%		34%	44%	51%	52%	52%
Net assets at end of period (in 000’s)	$70,034		$68,000	$66,849	$58,341	$44,210	$37,848

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Service Class
	Six months ended June 30,		Year ended December 31,
	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$10.99		$12.68	$13.28	$11.02	$10.12	$10.39

Net investment income (loss) (a)	0.02		0.14	0.17	0.15	0.14	0.15
Net realized and unrealized gain (loss) on investments	0.02		(0.47)	0.38	2.63	1.31	(0.32)

Total from investment operations	0.04		(0.33)	0.55	2.78	1.45	(0.17)

Less dividends and distributions:
From net investment income	—		(0.28)	(0.23)	(0.15)	(0.11)	(0.10)
From net realized gain on investments	—		(1.08)	(0.92)	(0.37)	(0.44)	—

Total dividends and distributions	—		(1.36)	(1.15)	(0.52)	(0.55)	(0.10)

Net asset value at end of period	$11.03		$10.99	$12.68	$13.28	$11.02	$10.12

Total investment return	0.36	%(b)(c)	(2.59%)	4.33%	25.61%	14.37%	(1.46%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.29	%††	1.13%	1.28%	1.18%	1.28%	1.41%
Net expenses (d)	0.28	%††	0.27%	0.28%	0.28%	0.28%	0.29%
Portfolio turnover rate	16%		34%	44%	51%	52%	52%
Net assets at end of period (in 000’s)	$1,901,848		$1,869,969	$1,855,721	$1,624,855	$1,113,622	$814,044

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

M-434	MainStay VP Moderate Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP PIMCO Real Return Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2016

Class	Six Months	One Year	Since Inception (2/17/12)	Gross Expense Ratio[2]
Initial Class Shares	5.85%	2.83%	0.42%	0.72%
Service Class Shares	5.73	2.58	0.20	0.97

Benchmark Performance	Six Months	One Year	Since Inception (2/17/12)
Barclays U.S. TIPS Index[3]	6.24%	4.35%	1.03%
Average Lipper Variable Products Inflation Protected Bond Portfolio[4]	5.69	3.16	0.23

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Inflation Protected Bond Portfolio is representative of portfolios that invest primarily in inflation-indexed fixed income securities. Inflation-linked bonds are fixed income securities structured to provide protection against inflation. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-435

Cost in Dollars of a $1,000 Investment in MainStay VP PIMCO Real Return Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2016 to June 30, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2016, to June 30, 2016. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

June 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/16	Ending Account Value (Based on Actual Returns and Expenses) 6/30/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/16	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,058.50	$4.61	$1,020.40	$4.52

Service Class Shares	$1,000.00	$1,057.30	$5.88	$1,019.10	$5.77

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.90% for Initial Class and 1.15% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-436	MainStay VP PIMCO Real Return Portfolio

Portfolio Composition as of June 30, 2016 (Unaudited)

See Portfolio of Investments beginning on page M-440 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Issuers Held as of June 30, 2016 (excluding short-term investments) (Unaudited)

1.	United States Treasury Inflation—Indexed Notes, 0.125%–2.625%, due 7/15/17–1/15/25

2.	United States Treasury Inflation—Indexed Bonds, 0.625%–3.875%, due 1/15/25–2/15/46

3.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 1.61%-4.323%, due 11/1/34–8/1/46

4.	Brazil Letras do Tesouro Nacional, (zero coupon), due 10/1/16–1/1/17

5	United Kingdom Gilt Inflation Linked, 0.125%, due 3/22/24–3/22/46
6.	United States Treasury Bonds, 2.50%–3.00%, due 11/15/44–2/15/46

7.	United States Treasury Notes, 1.625%–2.00%, due 2/15/25–5/15/26

8.	Ally Financial, Inc., 3.60%–5.50%, due 2/15/17-5/21/18

9.	France Government Bond OAT, 1.85%–2.25%, due 7/25/20–7/25/27

10.	Nykredit Realkredit A/S, 1.00%–2.00%, due 1/1/17-4/1/17

M-437

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Mihir Worah and Jeremie Banet of Pacific Investment Management Company LLC (“PIMCO”), the Portfolio’s Subadvisor.

How did the MainStay VP PIMCO Real Return Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2016?

For the six months ended June 30, 2016, MainStay VP PIMCO Real Return Portfolio returned 5.85% for Initial Class shares and 5.73% for Service Class shares. Over the same period, both share classes underperformed the 6.24% return of the Barclays U.S. TIPS Index,1 which is the Portfolio’s benchmark. Both share classes outperformed the 5.69% return of the Average Lipper1 Variable Products Inflation Protected Bond Portfolio for the six months ended June 30, 2016.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio’s underperformance of the Barclays U.S. TIPS Index stemmed from a variety of factors. Having an overall underweight to duration2 relative to the benchmark hurt relative performance as yields fell during the reporting period. The Portfolio had a defensive position toward British duration as interest rates rallied, which detracted from relative performance. An overweight position in U.S. breakevens3 relative to the benchmark, also hurt relative performance as inflation expectations declined.

On the positive side, the Portfolio held a defensive position toward British inflation-linked bonds (“ILBs”) as breakeven inflation levels fell. As a result, the strategy contributed positively to the Portfolio’s performance relative to the Barclays U.S. TIPS Index. An allocation to Brazilian dollar denominated debt also helped relative performance as spreads4 narrowed. Tactical positions in Mexican ILBs had a positive impact on performance as real rates rallied modestly.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

The use of pay-fixed interest-rate swaps on the U.S. and U.K. nominal yield curves detracted from the Portfolio’s performance, as rates fell on average during the reporting period. On the other hand, short exposure to British breakevens was partially obtained through inflation swaps, which had a positive overall impact on performance. Short nominal exposure in Europe, which detracted from the Portfolio’s performance, was partially obtained through the use of options and futures.

What was the Portfolio’s duration strategy during the reporting period?

The Portfolio modestly reduced the degree to which its duration was underweight relative to that of the Barclays U.S. TIPS Index during the reporting period, ending the reporting period moderately underweight relative to the benchmark. The Portfolio, however, maintained an overweight to real duration.5 The Portfolio’s duration at the end the reporting period was 7.83 years, compared to 8.05 years for the Barclays U.S. TIPS Index.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

In response to a volatile and sharp “risk-off” tone in the markets leading up to and after Britain’s vote to exit the European Union (Brexit) toward the end of the reporting period, the Portfolio brought overall duration generally in line with the duration of the benchmark, as we expected global interest rates to remain somewhat similar to their then-current range in the near term. Specifically, within the U.K., a short to Portfolio duration was reduced toward the benchmark, including ILB exposure.

During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s performance and which market segments were particularly weak?

Defensive positioning in U.K. gilts provided positive returns throughout the first half of 2016 as long-term U.K. breakevens drifted lower, pressured by weak wage and inflation readings and the long-term implications of Brexit.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
3.	The breakeven rate reflects the difference between the nominal and inflation-protected rates for securities of comparable quality and duration, if held to maturity.
4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
5.	Real duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. U.S. real duration consists of Treasury Inflation Protected Securities (TIPS), while nominal duration consists of non-inflation-protected securities.

M-438	MainStay VP PIMCO Real Return Portfolio

On the other hand, an overweight position in U.S. breakevens detracted from returns during the first half of 2016 as inflation expectations fell.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio reduced its short to U.K. exposure by exiting pay-fixed interest-rate swaps involving front-end British nominal rates. The Portfolio also modestly added to its long exposure to European ILBs.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio reduced its defensive positioning toward British real and nominal duration. In addition, the Portfolio reduced its overweight position to U.S. real duration.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2016, the Portfolio was overweight U.S. TIPS relative to the Barclays U.S. TIPS Index, while it maintained a defensive posture toward nominal yields. As of the same date, the Portfolio maintained out-of-index exposure to mortgage-backed securities, corporate securities, bonds of non-U.S. developed nations and dollar denominated emerging-market securities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-439

Portfolio of Investments June 30, 2016 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 156.7%† Asset-Backed Securities 4.9%
Other ABS 4.9%
Asset Backed Securities Corp. Home Equity Loan Trust Series 2006-HE3, Class A1 0.611%, due 3/25/36 (a)	$190,739	$178,631
Babson CLO, Ltd. Series 2012-2A, Class A1R 1.858%, due 5/15/23 (a)(b)	1,900,000	1,887,707
Carlyle Global Market Strategies CLO, Ltd. Series 2012-4A, Class A 2.014%, due 1/20/25 (a)(b)(c)	250,000	250,203
Cavalry CLO II Series 2A, Class A 1.97%, due 1/17/24 (a)(b)(c)	100,000	99,541
First Franklin Mortgage Loan Asset Backed Certificates Series 2005-FF11, Class A2D 0.786%, due 11/25/35 (a)	541,225	540,008
Fortress Credit Investments IV, Ltd. Series 2015-4A, Class A 1.87%, due 7/17/23 (a)(b)	738,686	735,565
GCAT 2015-3 LLC Series 2015-3, Class A1 4.25%, due 10/25/19 (b)(c)(d)	790,212	792,774
Highlander Euro CDO III B.V. Series 2007-3X, Class A 0.069%, due 5/1/23 (a)	EUR 1,326,507	1,442,252
KVK CLO, Ltd. Series 2012-1A, Class A 1.992%, due 7/15/23 (a)(b)	$970,734	967,084
Malin CLO B.V. Series 2007-1X, Class A1 0.029%, due 5/7/23 (a)	EUR 211,212	232,735
Muir Grove CLO, Ltd. Series 2007-1A, Class A 1.239%, due 3/25/20 (a)(b)	$536,298	531,391
OHA Credit Partners VI, Ltd. Series 2012-6A, Class AR 1.836%, due 5/15/23 (a)(b)	1,823,049	1,814,736
Onemain Financial Issuance Trust Series 2014-2A, Class A 2.47%, due 9/18/24 (b)	1,600,000	1,603,474
Vericrest Opportunity Loan Trust
Series 2014-NP10, Class A1 3.375%, due 10/25/54 (b)(d)	316,455	314,292
Series 2014-NPL9, Class A1 3.375%, due 11/25/54 (b)(d)	1,221,749	1,213,275

	Principal Amount	Value
Other ABS (continued)
Vericrest Opportunity Loan Trust (continued)
Series 2015-NPL8, Class A1 3.50%, due 6/26/45 (b)(d)	$1,493,280	$1,482,722
Series 2014-NP11, Class A1 3.875%, due 4/25/55 (b)(d)	295,867	295,581
4.25%, due 3/26/46 (b)(d)	663,624	663,580
Series 2016-NPL3, Class A1 4.25%, due 3/26/46 (b)(d)	289,339	291,284

		15,336,835

Total Asset-Backed Securities (Cost $15,306,649)		15,336,835

Corporate Bonds 13.1%
Banks 8.9%
Banca Monte dei Paschi di Siena S.p.A. Series Reg S 4.875%, due 9/15/54	EUR 100,000	111,942
Banco Santander S.A. Series Reg S 6.25%, due 9/11/49 (a)	300,000	280,855
Bank of America N.A. 1.052%, due 5/8/17 (a)	$3,600,000	3,602,657
Bank of New York Mellon Corp. (The) MTN 1.498%, due 8/17/20 (a)	600,000	602,485
Citigroup, Inc. 1.157%, due 5/1/17 (a)	3,600,000	3,600,464
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 0.964%, due 4/28/17 (a)	3,500,000	3,500,486
Credit Agricole S.A.
Series Reg S 7.50%, due 4/29/49 (a)	GBP 400,000	476,720
Series Reg S 7.875%, due 12/29/49 (a)	$1,400,000	1,337,000
Credit Suisse Group Funding Guernsey, Ltd. 3.80%, due 9/15/22	300,000	301,297
Depfa ACS Bank 3.875%, due 11/14/16	EUR 100,000	112,542
Goldman Sachs Group, Inc. (The)
1.853%, due 9/15/20 (a)	$1,500,000	1,497,062
2.432%, due 2/25/21 (a)	1,100,000	1,122,388
Intesa Sanpaolo S.p.A. 6.50%, due 2/24/21 (b)	400,000	455,164
JP Morgan Chase & Co. 2.153%, due 3/1/21 (a)	3,100,000	3,169,642

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest issuers held, as of June 30, 2016, excluding short-term investments. May be subject to change daily.

M-440	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
Lloyds Bank PLC 1.75%, due 5/14/18	$750,000	$747,890
Lloyds Banking Group PLC Series Reg S 7.875%, due 12/29/49 (a)	GBP 470,000	589,710
♦Nykredit Realkredit A/S
1.00%, due 1/1/17	DKK 7,350,000	1,103,603
1.00%, due 4/1/17	5,700,000	858,298
2.00%, due 1/1/17	3,050,000	460,120
2.00%, due 4/1/17	11,400,000	1,729,344
UBS Group Funding Jersey, Ltd. 2.95%, due 9/24/20 (b)	$1,800,000	1,830,544

		27,490,213

Computers 0.1%
Hewlett-Packard Enterprise Co. 2.45%, due 10/5/17 (b)	450,000	455,832

Finance—Auto Loans 1.7%
♦Ally Financial, Inc.
3.60%, due 5/21/18	3,900,000	3,909,750
5.50%, due 2/15/17	1,300,000	1,319,500

		5,229,250

Finance—Investment Banker/Broker 0.4%
Bear Stearns Cos. LLC (The) 7.25%, due 2/1/18	1,200,000	1,308,114

Health Care—Services 0.1%
Aetna, Inc.
1.307%, due 12/8/17 (a)	200,000	200,291
2.40%, due 6/15/21	200,000	204,056

		404,347

Oil & Gas 0.4%
BG Energy Capital PLC Series Reg S 6.50%, due 11/30/72 (a)	GBP 200,000	278,097
Petrobras Global Finance B.V.
4.875%, due 3/17/20	$900,000	843,750
6.625%, due 1/16/34	GBP 100,000	99,000

		1,220,847

Real Estate Investment Trusts 0.2%
Unibail-rodamco SE Series Reg S 1.403%, due 4/16/19 (a)	$700,000	695,610

Telecommunications 1.2%
AT&T, Inc. 1.051%, due 3/30/17 (a)	3,600,000	3,601,941

	Principal Amount		Value
Transportation 0.1%
Hellenic Railways Organization S.A. 4.028%, due 3/17/17 (c)	EUR	400,000	$421,705

Total Corporate Bonds (Cost $41,438,483)			40,827,859

Foreign Government Bonds 16.0%
Brazil 5.6%
♦Brazil Letras do Tesouro Nacional
(zero coupon), due 10/1/16	BRL	40,800,000	12,271,690
(zero coupon), due 1/1/17		17,500,000	5,100,430

			17,372,120

France 1.6%
♦France Government Bond OAT
Series Reg S 1.85%, due 7/25/27	EUR	1,068,100	1,536,170
Series Reg S 2.25%, due 7/25/20		2,804,206	3,543,099

			5,079,269

Germany 0.3%
Deutsche Bundesrepublik Inflation Linked Bond Series Reg S 1.75%, due 4/15/20 (c)		656,760	804,801

Italy 1.3%
Italy Buoni Poliennali Del Tesoro
1.70%, due 9/15/18		1,919,209	2,228,454
Series Reg S 2.35%, due 9/15/24 (b)		1,204,932	1,535,877
Series Reg S 2.55%, due 9/15/41		97,701	139,832
Series Reg S 3.10%, due 9/15/26		105,961	145,422

			4,049,585

Japan 1.6%
Japan Government Five Year Bond 0.30%, due 9/20/16	JPY	50,000,000	484,762
Japan Treasury Discount Bill (zero coupon), due 9/26/16		350,000,000	3,391,446
Japanese Government CPI Linked Bond 0.10%, due 3/10/26		109,502,800	1,136,225

			5,012,433

Mexico 1.5%
Mexican Bonos de Proteccion al Ahorro 3.52%, due 1/4/18 (a)(c)	MXN	32,600,000	1,815,669

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-441

Portfolio of Investments June 30, 2016 (Unaudited) (continued)

	Principal Amount	Value
Foreign Government Bonds (continued)
Mexico (continued)
Mexican Udibonos
4.00%, due 11/15/40	MXN 22,258,125	$1,330,626
4.50%, due 11/22/35	24,877,461	1,580,628

		4,726,923

New Zealand 0.8%
New Zealand Government Bond
Series Reg S 2.00%, due 9/20/25	NZD 1,900,000	1,462,107
Series Reg S 2.50%, due 9/20/35	800,000	646,293
Series Reg S 3.00%, due 9/20/30 (c)	500,000	427,917

		2,536,317

Spain 0.2%
Autonomous Community of Catalonia 4.95%, due 2/11/20	EUR 500,000	577,769

United Kingdom 3.1%
♦United Kingdom Gilt Inflation Linked
Series Reg S 0.125%, due 3/22/24	GBP 10,783	16,419
Series Reg S 0.125%, due 3/22/26	5,091,316	7,891,494
Series Reg S 0.125%, due 3/22/44	420,514	823,864
Series Reg S 0.125%, due 3/22/46	414,710	834,985

		9,566,762

Total Foreign Government Bonds (Cost $48,387,799)		49,725,979

Mortgage-Backed Securities 5.4%
Agency Collateral (Collateralized Mortgage Obligation) 0.4%
Federal Home Loan Mortgage Corporation Strips Series 278, Class F1 0.892%, due 9/15/42 (a)	$1,033,372	1,037,077

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 1.4%
Banc of America Commercial Mortgage Trust Series 2007-1, Class A1A 5.428%, due 1/15/49	204,410	206,989
Bear Stearns Commercial Mortgage Securities Trust Series 2006-T24, Class A4 5.537%, due 10/12/41	697,103	699,190

	Principal Amount	Value
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Credit Suisse Commercial Mortgage Trust Series 2006-C5, Class A3 5.311%, due 12/15/39	$1,330,011	$1,332,205
German Residential Funding 2013-2, Ltd. Series 2013-1, Class A 0.892%, due 8/27/24 (a)	EUR 809,323	906,229
Hercules Eclipse PLC Series 2006-4, Class A 0.831%, due 10/25/18 (a)	GBP 137,954	182,042
JP Morgan Commercial Mortgage Securities Trust Series 2010-RR1, Class JPA 5.927%, due 6/18/49 (b)(c)(e)	$200,000	201,694
Morgan Stanley Capital I Trust Series 2007-IQ16, Class A4 5.809%, due 12/12/49	745,853	774,425

		4,302,774

Whole Loan Collateral (Collateralized Mortgage Obligations) 3.6%
BCAP LLC Trust Series 2011-RR5, Class 5A1 5.25%, due 8/26/37 (b)	3,222,682	3,319,270
Bear Stearns Adjustable Rate Mortgage Trust Series 2004-10, Class 21A1 3.144%, due 1/25/35 (e)	1,634,503	1,644,120
Eurosail PLC
Series 2007-3A, Class A2B 0.891%, due 6/13/45 (a)(b)(c)	GBP 9,594	12,587
Series 2007-3X, Class A3A 1.524%, due 6/13/45	171,798	195,347
Marche Mutui Srl
Series 4, Class A 0.342%, due 2/25/55 (a)	EUR 107,816	118,376
Series 6, Class A1 2.001%, due 1/27/64 (a)	180,170	201,359
Paragon Mortgages No 13 PLC Series 13X, Class A1 0.828%, due 1/15/39 (a)	GBP 2,598,656	3,021,495
Rbssp Resecuritization Trust 2.357%, due 10/25/35 (b)(c)(e)	$1,278,927	1,288,529
Trinity Square PLC Series 2015-1, Class A 1.786%, due 7/15/51 (a)(b)(c)	GBP 1,132,197	1,472,004

		11,273,087

Total Mortgage-Backed Securities (Cost $17,195,610)		16,612,938

M-442	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agency 117.3%
♦Federal National Mortgage Association (Mortgage Pass-Through Securities) 7.5%
1.61%, due 6/1/43 (a)	$574,935	$585,720
2.653%, due 11/1/34 (a)	833,150	881,755
3.50%, due 7/14/46 TBA (f)	14,000,000	14,772,187
3.50%, due 8/1/46 TBA (f)	6,000,000	6,323,437
4.323%, due 12/1/36 (a)	824,975	864,710

		23,427,809

♦United States Treasury Bonds 2.8%
2.50%, due 2/15/46	2,940,000	3,061,390
3.00%, due 11/15/44	300,000	344,930
3.00%, due 5/15/45	4,610,000	5,298,798

		8,705,118

♦United States Treasury Notes 2.0%
1.625%, due 5/15/26	2,100,000	2,125,677
2.00%, due 2/15/25	3,880,000	4,059,450

		6,185,127

♦United States Treasury Inflation—Indexed Bonds 37.7%
0.625%, due 2/15/43 (g)	1,550,345	1,508,982
0.75%, due 2/15/42 (g)	3,419,569	3,426,292
0.75%, due 2/15/45 (g)	619,693	622,331
1.00%, due 2/15/46 (g)	2,332,222	2,517,827
1.375%, due 2/15/44 (g)	25,435,431	29,403,434
1.75%, due 1/15/28 (g)(h)	16,294,913	19,049,992
2.00%, due 1/15/26 (g)(h)	3,977,457	4,679,156
2.125%, due 2/15/40 (g)	2,844,476	3,718,672
2.125%, due 2/15/41 (g)	1,278,096	1,686,006
2.375%, due 1/15/25 (g)	16,170,522	19,307,555
2.375%, due 1/15/27 (g)(h)	11,020,170	13,519,941
2.50%, due 1/15/29 (g)	9,693,714	12,282,236
3.625%, due 4/15/28 (g)	3,179,979	4,399,634
3.875%, due 4/15/29 (g)	349,246	503,023

		116,625,081

♦United States Treasury Inflation—Indexed Notes 67.3%
0.125%, due 4/15/18 (g)	27,132,458	27,535,212
0.125%, due 4/15/19 (g)	24,778,044	25,301,679
0.125%, due 4/15/20 (g)	6,742,098	6,896,782
0.125%, due 1/15/22 (g)	22,528,371	22,960,172
0.125%, due 7/15/22 (g)	29,615,881	30,283,008
0.125%, due 1/15/23 (g)	27,671,880	28,038,671
0.125%, due 7/15/24 (g)	13,248,494	13,381,667
0.25%, due 1/15/25 (g)	2,626,000	2,666,004
0.375%, due 7/15/23 (g)	10,382,295	10,734,722
0.625%, due 7/15/21 (g)	6,729,276	7,082,126
0.625%, due 1/15/24 (g)	14,558,692	15,241,699
1.25%, due 7/15/20 (g)	1,404,070	1,508,754
1.375%, due 1/15/20 (g)	4,425,040	4,724,593
1.625%, due 1/15/18 (g)	342,570	355,528
1.875%, due 7/15/19 (g)	10,083,510	10,910,146

	Principal Amount	Value
United States Treasury Inflation—Indexed Notes (continued)
2.625%, due 7/15/17 (g)(i)	$ 1,500,512	$1,561,782

		209,182,545

Total U.S. Government & Federal Agency (Cost $361,529,011)		364,125,680

Total Long-Term Bonds (Cost $483,857,552)		486,629,291

Purchased Options 0.0%‡
Purchased Call Options 0.0%‡
U.S. Dollar vs Japanese Yen Strike Price $111.50 Expires 7/7/16, European Style	900,000	2

Purchased Put Options 0.0%‡
3-Month USD-LIBOR Exercise Rate 3.40% Expires 12/5/16, American Style (c)	7,100,000	1,468
90-Day Pound Sterling Future Strike Price $98.50 Expires 12/21/16, European Style	45,875,000	0
90-Day Pound Sterling Future Strike Price $98.50 Expires 12/21/16, European Style	57,500,000	0

Purchased Swaptions 0.0%‡
OTC 10-Year Credit Suisse International (zero coupon), due 11/14/16, European Style (c)	JPY 420,000,000	7,954

Total Purchased Options (Cost $122,829)		9,424

Short-Term Investments 48.5%
Repurchase Agreements 48.3%
Bank of America 0.50%, dated 6/30/16 due 7/6/16 Proceeds at Maturity $35,002,917 (Collateralized by a United States Treasury Bond with a rate of 3.88% and a maturity date of 8/15/40, with a Principal Amount of $26,907,000 and a Market Value of $35,725,877)	35,000,000	35,000,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-443

Portfolio of Investments June 30, 2016 (Unaudited) (continued)

	Principal Amount	Value
Repurchase Agreements (continued)
Fixed Income Clearing Corp. 0.03%, dated 6/30/16 due 7/1/16 Proceeds at Maturity $112,913 (Collateralized by a United States Treasury Note with a rate of 1.375% and a maturity date of 4/30/20, with a Principal Amount of $115,000 and a Market Value of $117,300)	$112,913	$112,913
BNP Paribas S.A. 0.50%, dated 6/30/16 due 7/5/16 Proceeds at Maturity $20,000,278 (Collateralized by a United States Treasury Inflation Protected Bonds with a rate of 0.13% and a maturity date of 4/15/19, with a Principal Amount of $20,005,093 and a Market Value of $20,435,663)	20,000,000	20,000,000
BNP Paribas S.A. 0.55%, dated 6/30/16 due 7/5/16 Proceeds at Maturity $55,000,840 (Collateralized by United States Treasury Inflation Protected Bonds with a rate of 0.13% and a maturity date of 4/15/20 with a Principal Amount of $54,980,204 and a Market Value of 56,264,157))	55,000,000	55,000,000
BNP Paribas S.A. 0.55%, dated 6/30/16 due 7/6/16 Proceeds at Maturity $ $40,000,611(Collateralized by United States Treasury Inflation Protected Bonds with a rate of 0.13% and a maturity date of 4/15/20 with a Principal Amount of $ 40,006,709 and a Market Value of 40,940,986))	40,000,000	40,000,000

Total Repurchase Agreements (Cost $150,112,913)		150,112,913

	Principal Amount	Value
U.S. Government 0.2%
United States Treasury Bills
0.239%, due 7/21/16 (j)	$224,000	$223,971
0.31%, due 11/3/16 (j)	271,000	270,772

Total U.S. Government (Cost $494,684)		494,743

Total Short-Term Investments (Cost $150,607,597)		150,607,656

Total Investments, Before Investment Sold Short (k) (Cost $634,587,978)	205.2%	637,246,371

Short-Term Investments Sold Short (19.2%)
Reverse Repurchase Agreements (19.2%)
Credit Agricole Corp. 0.56%, dated 6/30/16 due 7/1/16 Proceeds at Maturity $(17,081,516) (Collateralized by United States Treasury Inflation Protected Bonds with a rate of 1.38% and a maturity date of 2/15/44, with a Principal Amount of $(15,372,600) and a Market Value of $(17,807,389))	(17,081,250)	(17,081,250)
RBC Capital Markets LLC 0.60%, dated 6/30/16 due 7/11/16 Proceeds at Maturity $(42,580,460) (Collateralized by United States Treasury Inflation Protected Bonds with rates between of 0.13% and 1.75% and maturity dates between 4/15/19 and 1/15/28 with a Principal Amount of $(54,845,234) and a Market Value of 56,875,199))	(42,579,750)	(42,579,750)

Total Short-Term Investments Sold Short (Proceeds $59,661,000)		(59,661,000)

Total Investments, Net of Investments Sold Short (Cost $574,926,978)	186.0%	577,585,371
Other Assets, Less Liabilities	(86.0)	(267,025,931)
Net Assets	100.0%	$310,559,440

‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown was the rate in effect as of June 30, 2016.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

M-444	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(c)	Illiquid security—As of June 30, 2016, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $7,596,846, which represented 2.4% of the Portfolio’s net assets.

(d)	Step coupon—Rate shown was the rate in effect as of June 30, 2016.

(e)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of June 30, 2016.

(f)	TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of June 30, 2016, the total net market value of these securities was $21,095,624, which represented 6.8% of the Portfolio’s net assets. All or a portion of these securities are a part of a mortgage dollar roll agreement.
(g)	Delayed delivery security.

(h)	Security, or a portion thereof, was maintained in a segregated account at the Portfolio’s custodian as collateral for open reverse repurchase agreements. (See Note 2(J))

(i)	Security, or a portion thereof, was maintained in a segregated account at the Portfolio’s custodian as collateral for swap contracts. (See Note 2(Q))

(j)	Interest rate shown represents yield to maturity.

(k)	As of June 30, 2016, cost was $634,896,053 for federal income tax purposes and net unrealized depreciation was as follows:

Gross unrealized appreciation	$8,696,142
Gross unrealized depreciation	(6,345,824)

Net unrealized appreciation	$2,350,318

As of June 30, 2016, the Portfolio held the following foreign currency forward contracts1:

Foreign Currency Buy Contracts	Expiration Date	Counterparty	Contract Amount Purchased		Contract Amount Sold	Unrealized Appreciation (Depreciation)
Brazilian Real vs. U.S. Dollar	7/5/16	JPMorgan Chase Bank N.A.	BRL	7,300,000	$2,009,193	$263,322
Danish Krone vs. U.S. Dollar	10/3/16	JPMorgan Chase Bank N.A.	DKK	2,330,000	348,874	34
Euro vs. U.S. Dollar	8/12/16	JPMorgan Chase Bank N.A.	EUR	3,418,000	3,855,943	(57,614)
New Zealand Dollar vs. U.S. Dollar	8/12/16	JPMorgan Chase Bank N.A.		451,000	311,055	10,332
Pound Sterling vs. U.S. Dollar	8/12/16	JPMorgan Chase Bank N.A.	GBP	14,493,000	21,015,321	1,715,101
Pound Sterling vs. U.S. Dollar	8/12/16	JPMorgan Chase Bank N.A.		1,660,000	2,360,840	(150,230)

Foreign Currency Sales Contracts			Contract Amount Sold		Contract Amount Purchased
Australian Dollar vs. U.S. Dollar	8/12/16	JPMorgan Chase Bank N.A.	AUD	526,000	384,882	(6,864)
Brazilian Real vs. U.S. Dollar	7/5/16	JPMorgan Chase Bank N.A.	BRL	14,600,000	3,900,094	(644,937)
Brazilian Real vs. U.S. Dollar	10/4/16	JPMorgan Chase Bank N.A.		40,800,000	10,163,379	(2,193,312)
Brazilian Real vs. U.S. Dollar	1/4/17	JPMorgan Chase Bank N.A.		17,500,000	4,116,678	(1,044,897)
Canadian Dollar vs. U.S. Dollar	8/12/16	JPMorgan Chase Bank N.A.	CAD	162,000	126,212	804
Danish Krone vs. U.S. Dollar	1/3/17	JPMorgan Chase Bank N.A.	DKK	10,550,000	1,612,256	26,638
Danish Krone vs. U.S. Dollar	4/3/17	JPMorgan Chase Bank N.A.		15,090,000	2,300,052	23,169
Euro vs. U.S. Dollar	8/12/16	Credit Suisse International	EUR	2,975,000	3,287,863	(18,172)
Euro vs. U.S. Dollar	8/12/16	JPMorgan Chase Bank N.A.		17,270,000	19,691,899	500,229
Japanese Yen vs. U.S. Dollar	7/5/16	JPMorgan Chase Bank N.A.	JPY	400,000,000	3,788,013	(85,517)
Japanese Yen vs. U.S. Dollar	8/12/16	JPMorgan Chase Bank N.A.		125,200,000	1,153,242	(60,577)
Mexican Peso vs. U.S. Dollar	8/25/16	JPMorgan Chase Bank N.A.	MXN	60,691,557	3,351,094	47,747
New Zealand Dollar vs. U.S. Dollar	8/12/16	JPMorgan Chase Bank N.A.	NZD	3,423,000	2,325,745	(113,520)
Yuan Renminbi vs. U.S. Dollar	8/19/16	JPMorgan Chase Bank N.A.	CNY	18,267,035	2,769,915	24,586

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-445

Portfolio of Investments June 30, 2016 (Unaudited) (continued)

Foreign Currency Sales Contracts			Contract Amount Sold	Contract Amount Purchased	Unrealized Appreciation (Depreciation)
Yuan Renminbi vs. U.S. Dollar	1/6/17	JPMorgan Chase Bank N.A.	11,905,646	$1,731,849	$(49,750)
Net unrealized appreciation (depreciation) on foreign currency forward contracts					$(1,813,428)

1.	As of June 30, 2016, cash in the amount of $680,000 was due to the broker for foreign currency forward contracts.

As of June 30, 2016, the Portfolio held the following futures contracts1:

Type	Number of Contracts Long (Short)	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
5-Year United States Treasury Note	(91)	September 2016	(11,116,930)	(194,783)
10 Year Japan Government Bond	(1)	September 2016	(1,480,850)	(8,719)
10-Year United States Treasury Note	(160)	September 2016	(21,277,500)	(452,121)
Euro BOBL	(27)	September 2016	(4,003,090)	(39,735)
Euro-BTP	(20)	September 2016	(3,165,228)	(43,965)
Euro Bund	(14)	September 2016	(2,596,459)	(42,090)
Euro-OAT	(10)	September 2016	(1,784,367)	(32,126)
United States Treasury Long Bond	(72)	September 2016	(12,408,750)	(695,910)
United States Ultra Long Treasury Bond	32	September 2016	5,964,000	379,677
90-Day Eurodollar	113	December 2016	28,059,313	49,820
90-Day Eurodollar	(113)	December 2017	(28,016,938)	(74,691)
			$(51,826,799)	$(1,154,643)

1.	As of June 30, 2016, cash in the amount of $710,000 was on deposit with a broker for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of June 30, 2016.

Written Options

Description	Counterparty	Strike Price	Expiration Date	Notional Amount		Premium (Received)	Market Value
Put-U.S.Dollar vs Japanese Yen	Credit Suisse International	$104.8	7/7/16		(900,000)	$(3,821)	$(14,629)
Call-U.S. Dollar vs Mexican Peso	JPMorgan Chase Bank	19	8/11/16		(1,290,000)	(14,560)	(11,920)
Call- Euro vs U.S. Dollar		1.165	9/15/16	EUR	(1,590,000)	(13,868)	(5,016)
						$(32,249)	$(31,565)

Written Options on Futures Contracts

Description	Counterparty	Strike Price	Expiration Date	Notional Amount		Premium (Received)	Market Value
Euro Bund Future, European Style	Morgan Stanley & Co., LLC	$168.00	7/22/2016	EUR	(1,800,000)	$(8,772)	$(7,790)
Euro Bund Future, European Style	Morgan Stanley & Co., LLC	170.00	8/26/2016		(900,000)	(4,597)	(2,797)
Put-90-Day Pound Sterling Future, European Style	Morgan Stanley & Co., LLC	98.00	12/21/2016	GBP	(45,875,000)	(7,288)	0
Put-90-Day Pound Sterling Future, European Style	Morgan Stanley & Co., LLC	98.00	6/21/2017		(11,625,000)	(1,455)	0
						$(22,112)	$(10,587)

M-446	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Written Inflation-Capped Options

Description	Counterparty	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premium (Received)	Market Value
Floor-OTC USA Non-Revised Consumer Price Index-Urban (CPI-U), American Style	JPMorgan Chase Bank	238.643	Maximum of [0, Final Index/Initial Index]	10/2/2020	$(1,900,000)	$(35,068)	$(22,007)
Floor-OTC USA Non-Revised Consumer Price Index-Urban (CPI-U), American Style	JPMorgan Chase Bank	234.781	Maximum of [0, Final Index/Initial Index – (1 + 4.000%)10]	5/16/2024	(300,000)	(2,085)	(158)
						$(37,153)	$(22,165)

Written Interest Rate Swaptions

Description	Counterparty	Underlying Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium Received	Market Value
Call-3 Month Interest Rate Swap, American Style	Credit Suisse International	3-Month USD-LIBOR	Receive	2.40%	12/5/2016	$(7,100,000)	$(56,445)	$(201,991)

Swap Contracts

As of June 30, 2016, the Portfolio held the following open OTC inflation swap agreements:

Notional Amount	Currency	Expiration Date	Counterparty	Payments made by Portfolio	Payments Received by Portfolio	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
$200,000	USD	10/31/2016	Credit Suisse International	Fixed 1.94%	12-Month USD-CPI	$—	$(5,429)	$(5,429)
$8,000,000	USD	11/16/2017	Credit Suisse International	Fixed 2.32%	12-Month USD-CPI	—	(478,213)	(478,213)
€200,000	EUR	9/15/2018	Credit Suisse International	Fixed 0.62%	12-Month EUR-CPI	—	(1,505)	(1,505)
£2,000,000	GBP	6/15/2030	Credit Suisse International	UK RPI	Fixed 3.40%	(1,591)	234,395	235,986
£2,300,000	GBP	6/15/2030	Credit Suisse International	UK RPI	Fixed 3.43%	(1,471)	289,064	290,535
£2,100,000	GBP	4/15/2031	Credit Suisse International	UK RPI	Fixed 3.14%	2,932	37,642	34,710
						$(130)	$75,954	$76,084

As of June 30, 2016, the Fund held the following centrally cleared interest rate swap agreements1:

	Notional Amount	Currency	Expiration Date	Payments made by Portfolio	Payments Received by Portfolio	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
M$	35,200,000	MXN	11/9/2021	MXN TIIE	Fixed 5.62%	$—	$7,400	$7,400
	£690,000	GBP	3/18/2045	Fixed 2.00%	6-Month USD-LIBOR	102,675	(182,980)	(285,655)
	$14,900,000	USD	12/16/2017	Fixed 1.50%	3-Month USD-LIBOR	(61,769)	(174,544)	(112,775)
	$7,700,000	USD	12/16/2022	3-Month USD-LIBOR	Fixed 2.25%	46,850	553,405	506,555
	$4,700,000	USD	12/16/2020	Fixed 2.00%	3-Month USD-LIBOR	(99,251)	(220,006)	(120,755)
	$17,900,000	USD	10/28/2025	Fixed 2.80%	3-Month USD-LIBOR	(82,260)	(927,048)	(844,788)
	$1,500,000	USD	6/15/2026	Fixed 2.25%	3-Month USD-LIBOR	(76,847)	(125,366)	(48,519)
M$	5,600,000	MXN	11/25/2022	MXN TIIE	Fixed 5.91%	—	3,004	3,004
M$	10,400,000	MXN	10/6/2022	MXN TIIE	Fixed 5.78%	(5,311)	1,942	7,253
M$	3,500,000	MXN	9/29/2022	MXN TIIE	Fixed 5.78%	(292)	677	969
	$13,300,000	USD	6/15/2018	3-Month USD-LIBOR	Fixed 1.25%	(6,099)	134,660	140,759

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-447

Portfolio of Investments June 30, 2016 (Unaudited) (continued)

Notional Amount	Currency	Expiration Date	Payments made by Portfolio	Payments Received by Portfolio	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
$200,000	USD	6/15/2046	Fixed 2.50%	3-Month USD-LIBOR	$(17,741)	$(32,135)	$(14,394)
$8,700,000	USD	6/15/2046	Fixed 2.50%	3-Month USD-LIBOR	(585,115)	(1,328,208)	(743,093)
£2,180,000	GBP	3/16/2046	Fixed 2.18%	6-Month USD-LIBOR	(345,351)	(730,294)	(384,943)
¥100,000,000	JPY	12/21/2045	Fixed 1.50%	6-Month USD-LIBOR	(237,140)	(374,733)	(137,593)
$1,800,000	USD	12/21/2026	Fixed 1.75%	3-Month USD-LIBOR	(42,343)	(52,424)	(10,081)
$13,000,000	USD	12/21/2026	Fixed 1.75%	3-Month USD-LIBOR	(170,045)	(378,620)	(208,575)
					$(1,580,039)	$(3,825,270)	$(2,245,231)

Open	centrally cleared credit default swap agreements as of June 30, 2016 were as follows[1]:

Reference Entity	Termination Date	Buy/Sell Protection[2]	Notional Amount (000)[3]	(Pay)/ Receive Fixed Rate[4]	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)[5]
Morgan Stanley ICE	6/20/2021	Buy	$6,600	(5.00)%	$(112,558)	$(199,633)	$(87,075)

1.	As of June 30, 2016, cash in the amount of $2,793,606 was on deposit with a broker for centrally cleared swap agreements.

2.	Buy—Portfolio pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Sell—Portfolio receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

3.	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

4.	The annual fixed rate represents the interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) annually on the notional amount of the credit default swap contract.

5.	Represents the difference between the value of the credit default swap contracts at the time they were opened and the value at June 30, 2016.

The	following abbreviations are used in the preceding pages:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CNY—Chinese Yuan

DKK—Danish Krone

EUR—Euro

GBP—British Pound Sterling

JPY—Japanese Yen

MTN—Medium Term Note

MXN—Mexican Peso

NZD—New Zealand Dollar

M-448	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016, for valuing the Portfolio’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$15,336,835	$—	$15,336,835
Corporate Bonds	—	40,827,859	—	40,827,859
Foreign Government Bonds	—	49,725,979	—	49,725,979
Mortgage-Backed Securities	—	16,612,938	—	16,612,938
U.S. Government & Federal Agency	—	364,125,680	—	364,125,680

Total Long-Term Bonds	—	486,629,291	—	486,629,291

Purchased Options	9,424	—	—	9,424
Short-Term Investments
Repurchase Agreement	—	150,112,913	—	150,112,913
U.S. Government	—	494,743	—	494,743

Total Short-Term Investments	—	150,607,656	—	150,607,656

Total Investments in Securities	9,424	637,236,947	—	637,246,371

Other Financial Instruments
Foreign Currency Forward Contracts (b)	—	2,611,962	—	2,611,962
Futures Contracts Long (b)	429,497	—	—	429,497
Inflation Swap Contracts (b)		561,231		561,231
Interest Rate Swap Contracts (b)	—	665,940	—	665,940

Total Other Financial Instruments	429,497	3,839,133	—	4,268,630

Total Investments in Securities and Other Financial Instruments	$438,921	$641,076,080	$—	$641,515,001

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Short-Term Investments Sold Short (a)
Reverse Repurchase Agreements	$—	$(59,661,000)		$—	$(59,661,000)

Total Short-Term Investments Sold Short	—	(59,661,000)		—	(59,661,000)
Other Financial Instruments
Credit Default Swap Contract (b)		(87,075)			(87,075)
Foreign Currency Forward Contracts (b)		(4,425,390)			(4,425,390)
Futures Contracts Short (b)	(1,584,140)	—		—	(1,584,140)
Inflation Swap Contracts (b)		(485,147)			(485,147)
Interest Rate Swap Contracts (b)	—	(2,911,171)		—	(2,911,171)
Written Options	(266,308)	—		—	(266,308)

Total Other Financial Instruments	(1,850,448)	(7,908,783)		—	(9,759,231)

Total Short-Term Investments Sold Short and Other Financial Instruments	$(1,850,448)	$(67,569,783)	$		$(69,420,231)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2016, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of June 30, 2016, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-449

Statement of Assets and Liabilities as of June 30, 2016 (Unaudited)

Assets
Investment in securities, at value (identified cost $484,475,065)	$487,133,458
Repurchase agreement, at value (identified cost $150,112,913)	150,112,913
Cash collateral on deposit at broker	3,503,606
Cash denominated in foreign currencies (identified cost $328,360)	336,482
Receivables:
Investment securities sold	6,311,634
Interest	1,618,775
Variation margin on derivative instruments	185,011
Fund shares sold	71,549
Premiums paid for swap contracts	2,932
Unrealized appreciation on OTC swap contracts	561,231
Other assets	1,533
Unrealized appreciation on foreign currency forward contracts	2,611,962

Total assets	652,451,086

Liabilities
Open reverse repurchase agreement (proceeds $59,661,000)	59,661,000
Cash collateral due to broker	680,000
Written options, at value (premiums received $147,959)	266,308
Payables:
Dollar roll transactions	275,893,941
Fund shares redeemed	147,645
Manager (See Note 3)	126,831
NYLIFE Distributors (See Note 3)	58,069
Professional fees	30,585
Interest on investments sold short	24,944
Shareholder communication	20,616
Custodian	19,006
Trustees	658
Premiums received for swap contracts	3,062
Variation margin on centrally cleared swap contracts	46,494
Accrued expenses	1,950
Unrealized depreciation on swap contracts	485,147
Unrealized depreciation on foreign currency forward contracts	4,425,390

Total liabilities	341,891,646

Net assets	$310,559,440

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$36,301
Additional paid-in capital	377,590,548

377,626,849
Undistributed net investment income	6,146,786
Accumulated net realized gain (loss) on investments, investments sold short, futures transactions, written options, swap transactions and foreign currency transactions	(70,478,245)
Net unrealized appreciation (depreciation) on investments, swap contracts, futures contracts and written options	(870,821)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(1,865,129)

Net assets	$310,559,440

Initial Class
Net assets applicable to outstanding shares	$26,247,637

Shares of beneficial interest outstanding	3,059,876

Net asset value per share outstanding	$8.58

Service Class
Net assets applicable to outstanding shares	$284,311,803

Shares of beneficial interest outstanding	33,241,072

Net asset value per share outstanding	$8.55

M-450	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2016 (Unaudited)

Investment Income (Loss)
Income
Interest	$4,593,776

Expenses
Manager (See Note 3)	784,460
Interest expense	493,279
Distribution and service—Service Class (See Note 3)	349,271
Custodian	53,582
Professional fees	44,982
Shareholder communication	23,251
Trustees	4,178
Miscellaneous	7,275

Total expenses	1,760,278

Net investment income (loss)	2,833,498

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts, Written Options and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(6,826,165)
Investments sold short	124
Futures transactions	(1,271,660)
Written option transactions	88,195
Swap transactions	(5,806,933)
Foreign currency transactions	135,097

Net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions, written option transactions and foreign currency transactions	(13,681,342)

Net change in unrealized appreciation (depreciation) on:
Investments	31,920,696
Futures contracts	(1,265,513)
Swap contracts	223,986
Written option contracts	(134,591)
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(2,968,693)

Net change in unrealized appreciation (depreciation) on investments, futures contracts, swap contracts, written options and foreign currency transactions	27,775,885

Net realized and unrealized gain (loss) on investments, investments sold short, futures transactions, written options, swap transactions and foreign currency transactions	14,094,543

Net increase (decrease) in net assets resulting from operations	$16,928,041

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-451

Statements of Changes in Net Assets

for the six months ended June 30, 2016 (Unaudited) and the year ended December 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,833,498	$2,554,817
Net realized gain (loss) on investments, investments sold short, futures transactions, written option transactions, swap transactions and foreign currency transactions	(13,681,342)	(8,775,635)
Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, written options, swap contracts and foreign currency transactions	27,775,885	(5,098,380)

Net increase (decrease) in net assets resulting from operations	16,928,041	(11,319,198)

Dividends to shareholders:
From net investment income:
Initial Class	—	(3,120,986)
Service Class	—	(12,536,845)

	—	(15,657,831)

Total dividends to shareholders	—	(15,657,831)

Capital share transactions:
Net proceeds from sale of shares	10,016,153	84,932,533
Net asset value of shares issued to shareholders in reinvestment of dividends	—	15,657,831
Cost of shares redeemed	(68,451,716)	(62,620,725)

Increase (decrease) in net assets derived from capital share transactions	(58,435,563)	37,969,639

Net increase (decrease) in net assets	(41,507,522)	10,992,610

Net Assets
Beginning of period	352,066,962	341,074,352

End of period	$310,559,440	$352,066,962

Undistributed (distributions in excess of) net investment income at end of period	$6,146,786	$3,313,288

M-452	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Cash Flows

for the period ended June 30, 2016 (Unaudited)

Cash flows provided by operating activities:
Net increase in net assets resulting from operations	$16,928,041
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Long term investments purchased	(530,406,012)
Long term investments sold	588,212,677
Securities sold short	(59,661,000)
Sale of short term investments, net	206,829,578
Amortization (accretion) of discount and premium, net	(1,541,866)
Increase in investment securities sold receivable	(4,111,913)
Decrease in interest receivable	515,093
Increase in deposit at brokers	(527,737)
Increase in other assets	(1,533)
Increase in receivable for open forward foreign currency contracts	(625,930)
Increase in premiums from written options	33,086
Decrease in investment securities purchased payable	(292,198,951)
Increase in interest payable for securities sold short	2,332
Decrease in due to custodian	(7,616)
Increase in payable for dollar rolls	149,802,411
Increase in due to broker	1,000
Decrease in professional fees payable	(21,725)
Decrease in custodian payable	(8,399)
Decrease in shareholder communication payable	(1,397)
Decrease in due to manager	(23,532)
Decrease in due to NYLIFE Distributors	(2,478)
Increase in due to Trustees	210
Decrease in receivable for open OTC swap contracts	81,997
Decrease in premiums received for open OTC swap contracts	(16,932)
Increase in payable for open forward foreign currency contracts	3,557,541
Decrease in variation margin on derivative instruments	(363,115)
Increase in accrued expenses and other liabilities	584
Net change in unrealized (appreciation) depreciation on investments	(31,920,696)
Net realized loss from investments	6,826,165
Net change in unrealized (appreciation) on securities sold short	6,801,874
Net realized loss from securities sold short	(124)
Net change in unrealized depreciation on written options	134,591

Net cash provided by operating activities*	58,286,224

Cash flows used in financing activities:
Proceeds from shares sold	10,033,740
Payment on shares redeemed	(68,494,784)

Net cash used in financing activities	(58,461,044)

Net decrease in cash:	(174,820)

Cash at beginning of period	511,302

Cash at end of period	$336,482

*	Included in operating expenses is cash of $490,947 paid for interest on borrowings.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-453

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,			February 17, 2012** through December 31,
	2016*		2015	2014	2013	2012
Net asset value at beginning of period	$8.11		$8.71	$9.44	$10.59	$10.00

Net investment income (loss) (a)	0.06		0.11	0.26	0.09	0.14
Net realized and unrealized gain (loss) on investments	0.49		(0.51)	(0.18)	(1.05)	0.47
Net realized and unrealized gain (loss) on foreign currency transactions	(0.08)		0.19	0.18	(0.01)	(0.02)

Total from investment operations	0.47		(0.21)	0.26	(0.97)	0.59

Less dividends and distributions:
From net investment income	—		(0.39)	(0.09)	(0.12)	—
From net realized gain on investments	—		—	(0.90)	(0.06)	—

Total dividends and distributions	—		(0.39)	(0.99)	(0.18)	—

Net asset value at end of period	$8.58		$8.11	$8.71	$9.44	$10.59

Total investment return	5.80	%(b)(c)	(2.51%)	2.50%	(9.08%)	5.90	%(b)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.45	%††	1.26%	2.74%	0.88%	1.51	%††
Net expenses (d)	0.90	%††	0.72%	0.64%	0.61%	0.62	%††
Expenses (before waiver/reimbursement) (d)	0.90	%††	0.72%	0.64%	0.61%	0.62	%††
Portfolio turnover rate (e)	117%		84%	85%	88%	44%
Net assets at end of period (in 000’s)	$26,248		$68,794	$9,479	$9,678	$12,642

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Includes interest expenses of 0.31%, 0.15%, 0.08%, 0.07% and 0.05% incurred as a result of entering into reverse repurchase agreements and dollar roll transactions for the six months ended June 30, 2016, the years ended December 31, 2015, 2014, 2013 and the period ended December 31, 2012, respectively.
(e)	The portfolio turnover rates not including dollar rolls were 95% for the six months ended June 30, 2016, 59%, 49%, and 88% for the years ended December 31, 2015, 2014, 2013 and 43% for the period ended December 31, 2012.

M-454	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Service Class
	Six months ended June 30,		Year ended December 31,			February 17, 2012** through December 31,
	2016*		2015	2014	2013	2012
Net asset value at beginning of period	$8.10		$8.70	$9.42	$10.58	$10.00

Net investment income (loss) (a)	0.08		0.05	0.24	0.07	0.12
Net realized and unrealized gain (loss) on investments	0.44		(0.46)	(0.18)	(1.05)	0.48
Net realized and unrealized gain (loss) on foreign currency transactions	(0.07)		0.17	0.18	(0.01)	(0.02)

Total from investment operations	0.45		(0.24)	0.24	(0.99)	0.58

From net investment income	—		(0.36)	(0.06)	(0.11)	—
From net realized gain on investments	—		—	(0.90)	(0.06)	—

Total dividends and distributions	—		(0.36)	(0.96)	(0.17)	—

Net asset value at end of period	$8.55		$8.10	$8.70	$9.42	$10.58

Total investment return	5.56	%(b)(c)	(2.76%)	2.26%	(9.26%)	5.80	%(b)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.85	%††	0.56%	2.52%	0.67%	1.32	%††
Net expenses (d)	1.15	%††	0.97%	0.87%	0.82%	0.81	%††
Expenses (before waiver/reimbursement) (d)	1.15	%††	0.97%	0.89%	0.86%	0.87	%††
Portfolio turnover rate (e)	117%		84%	85%	88%	44%
Net assets at end of period (in 000’s)	$284,312		$283,273	$331,595	$356,681	$475,807

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Includes interest expenses of 0.31%, 0.15%, 0.08%, 0.07% and 0.05% incurred as a result of entering into reverse repurchase agreements and dollar roll transactions for the six months ended June 30, 2016, the years ended December 31, 2015, 2014, 2013 and the period ended December 31, 2012, respectively.
(e)	The portfolio turnover rates not including dollar rolls were 95% for the six months ended June 30, 2016, 59%, 49%, and 88% for the years ended December 31, 2015, 2014, 2013 and 43% for the period ended December 31, 2012.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-455

MainStay VP S&P 500 Index Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2016

Class	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	3.66%	3.67%	11.77%	7.16%	0.27%
Service Class Shares	3.53	3.41	11.49	6.89	0.52

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
S&P 500® Index[3]	3.84%	3.99%	12.10%	7.42%
Average Lipper Variable Products S&P 500 Index Portfolio[4]	3.60	3.57	11.64	7.06

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products S&P 500 Index Portfolio is representative of portfolios that are passively managed and commit by prospectus language to replicate the performance of the S&P 500® Index (including reinvested dividends). In addition, S&P 500 Index portfolios have limited expenses (advisor fee no higher than 0.50%). Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-456	MainStay VP S&P 500 Index Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP S&P 500 Index Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2016 to June 30, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2016, to June 30, 2016. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

June 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/16	Ending Account Value (Based on Actual Returns and Expenses) 6/30/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/16	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,036.60	$1.42	$1,023.50	$1.41

Service Class Shares	$1,000.00	$1,035.30	$2.68	$1,022.20	$2.66

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.28% for Initial Class and 0.53% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-457

Industry Composition as of June 30, 2016 (Unaudited)

Oil, Gas & Consumable Fuels	5.9%
Pharmaceuticals	5.4
Banks	4.9
Internet Software & Services	3.9
Software	3.9
IT Services	3.4
Technology Hardware, Storage & Peripherals	3.4
Real Estate Investment Trusts	3.0
Biotechnology	2.7
Diversified Telecommunication Services	2.7
Semiconductors & Semiconductor Equipment	2.7
Health Care Providers & Services	2.6
Aerospace & Defense	2.5
Insurance	2.5
Media	2.5
Industrial Conglomerates	2.4
Specialty Retail	2.4
Health Care Equipment & Supplies	2.3
Beverages	2.2
Food & Staples Retailing	2.2
Electric Utilities	2.1
Diversified Financial Services	2.0
Internet & Catalog Retail	2.0
Chemicals	1.9
Household Products	1.9
Food Products	1.7
Tobacco	1.7
Capital Markets	1.6
Hotels, Restaurants & Leisure	1.6
Machinery	1.2
Multi-Utilities	1.1
Energy Equipment & Services	1.0
Communications Equipment	0.9

Textiles, Apparel & Luxury Goods	0.8%
Air Freight & Logistics	0.7
Consumer Finance	0.7
Road & Rail	0.7
Life Sciences Tools & Services	0.6
Multiline Retail	0.6
Airlines	0.5
Automobiles	0.5
Electrical Equipment	0.5
Household Durables	0.5
Commercial Services & Supplies	0.4
Auto Components	0.3
Containers & Packaging	0.3
Electronic Equipment, Instruments & Components	0.3
Metals & Mining	0.3
Professional Services	0.3
Trading Companies & Distributors	0.2
Building Products	0.1
Construction & Engineering	0.1
Construction Materials	0.1
Distributors	0.1
Health Care Technology	0.1
Independent Power & Renewable Electricity Producers	0.1
Leisure Products	0.1
Personal Products	0.1
Water Utilities	0.1
Diversified Consumer Services	0.0	‡
Gas Utilities	0.0	‡
Real Estate Management & Development	0.0	‡
Short-Term Investments	9.2
Other Assets, Less Liabilities	–2.5

	100.0%

See Portfolio of Investments beginning on page M-460 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of June 30, 2016 (excluding short-term investments) (Unaudited)

1.	Apple, Inc.

2.	Alphabet, Inc.

3.	Microsoft Corp.

4.	Exxon Mobil Corp.

5.	Johnson & Johnson
6.	General Electric Co.

7.	Amazon.com, Inc.

8.	Berkshire Hathaway, Inc. Class B

9.	AT&T, Inc.

10.	Facebook, Inc. Class A

M-458	MainStay VP S&P 500 Index Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Francis J. Ok and Lee Baker of Cornerstone Capital Management Holdings LLC, the Portfolio’s Subadvisor.

How did MainStay VP S&P 500 Index Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2016?

For the six months ended June 30, 2016, MainStay VP S&P 500 Index Portfolio returned 3.66% for Initial Class shares and 3.53% for Service Class shares. Over the same period, both share classes underperformed the 3.84% return of the S&P 500® Index,1 which is the Portfolio’s benchmark. For the six months ended June 30, 2016, Initial Class shares outperformed and Service Class shares underperformed the 3.60% return of the Average Lipper1 Variable Products S&P 500 Index Portfolio.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

During the reporting period, the Portfolio invested in futures contracts to provide an efficient means of maintaining liquidity while remaining fully invested in the market. Because these futures contracts closely track the performance of the S&P 500® Index, their overall impact on the Portfolio was positive.

During the reporting period, which S&P 500® industries had the highest total returns and which industries had the lowest total returns?

The S&P 500® Index industries with the highest total returns during the reporting period were metals & mining, construction materials, and independent power and renewable electricity producers. Over the same period, the S&P 500® Index industries with the lowest total returns were diversified consumer services, airlines, real estate management & development, and technology hardware.

During the reporting period, which industries made the strongest positive contributions to the Portfolio’s performance and which industries made the weakest contributions?

The S&P 500® Index industries that made the greatest positive contributions to the Portfolio’s performance during the reporting period were oil, gas & consumable fuels; diversified telecommunication services; and electric utilities. (Contributions take weightings and total returns into account.)

Over the same period, the industries that made the weakest contributions to the Portfolio’s performance were banks, biotechnology and capital markets.

During the reporting period, which individual stocks in the S&P 500® Index had the highest total returns and which individual stocks had the lowest total returns?

During the reporting period, the S&P 500® Index stocks with the highest total returns were metals & mining company Newmont Mining and oil, gas & consumable fuels companies ONEOK and Southwestern Energy. Over the same period, the S&P 500® Index stocks with the lowest total returns were pharmaceuticals company Endo International, chemicals company CF Industries Holdings and pharmaceuticals company Alexion Pharmaceuticals.

During the reporting period, which S&P 500® stocks made the strongest positive contributions to the Portfolio’s absolute performance and which S&P 500® stocks made the weakest contributions?

The S&P 500® Index stocks that made the strongest positive contributions to the Portfolio’s absolute performance during the reporting period were oil, gas & consumable fuels company Exxon Mobil; diversified telecommunication services company AT&T; and pharmaceuticals company Johnson & Johnson. Over the same period, the S&P 500® Index stocks that made the weakest contributions to the Portfolio’s performance were Apple, Bank of America and Microsoft.

Were there any changes in the S&P 500® Index during the reporting period?

During the reporting period, there were 23 additions to and 23 deletions from the S&P 500® Index. In terms of index weight, significant additions to the Index included aerospace & defense company TransDigm Group and real estate investment trust (REIT) Digital Realty Trust. Significant deletions from the Index during the reporting period included media company Time Warner Cable and aerospace & defense company Precision Castparts.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-459

Portfolio of Investments June 30, 2016 (Unaudited)

	Shares	Value
Common Stocks 93.3%†
Aerospace & Defense 2.5%
Boeing Co. (The)	42,427	$5,509,994
General Dynamics Corp.	20,348	2,833,256
Honeywell International, Inc.	53,909	6,270,695
L-3 Communications Holdings, Inc.	5,513	808,702
Lockheed Martin Corp.	18,586	4,612,488
Northrop Grumman Corp.	12,827	2,851,186
Raytheon Co.	21,033	2,859,436
Rockwell Collins, Inc.	9,244	787,034
Textron, Inc.	19,247	703,670
TransDigm Group, Inc. (a)	3,786	998,330
United Technologies Corp.	55,122	5,652,761

		33,887,552

Air Freight & Logistics 0.7%
C.H. Robinson Worldwide, Inc.	10,101	749,999
Expeditors International of Washington, Inc.	12,859	630,605
FedEx Corp.	17,739	2,692,426
United Parcel Service, Inc. Class B	48,901	5,267,616

		9,340,646

Airlines 0.5%
Alaska Air Group, Inc.	8,808	513,418
American Airlines Group, Inc.	40,949	1,159,266
Delta Air Lines, Inc.	54,981	2,002,958
Southwest Airlines Co.	45,063	1,766,920
United Continental Holdings, Inc. (a)	23,762	975,193

		6,417,755

Auto Components 0.3%
BorgWarner, Inc.	15,764	465,353
Delphi Automotive PLC	19,333	1,210,246
Goodyear Tire & Rubber Co. (The)	18,912	485,282
Johnson Controls, Inc.	45,920	2,032,419

		4,193,300

Automobiles 0.5%
Ford Motor Co.	276,356	3,473,795
General Motors Co.	99,592	2,818,454
Harley-Davidson, Inc.	12,995	588,673

		6,880,922

Banks 4.9%
Bank of America Corp.	727,502	9,653,952
BB&T Corp.	58,137	2,070,259
Citigroup, Inc.	207,865	8,811,397
Citizens Financial Group, Inc.	37,091	741,078
Comerica, Inc.	12,429	511,205
Fifth Third Bancorp	53,794	946,236
Huntington Bancshares, Inc.	56,027	500,881
JPMorgan Chase & Co.	258,981	16,093,079

	Shares	Value
Banks (continued)
KeyCorp	58,749	$649,176
M&T Bank Corp.	11,252	1,330,324
People’s United Financial, Inc.	21,818	319,852
PNC Financial Services Group, Inc.	35,390	2,880,392
Regions Financial Corp.	89,714	763,466
SunTrust Banks, Inc.	35,492	1,458,011
U.S. Bancorp	114,935	4,635,329
Wells Fargo & Co.	327,217	15,487,181
Zions Bancorp.	14,366	361,018

		67,212,836

Beverages 2.2%
Brown-Forman Corp. Class B	7,148	713,085
Coca-Cola Co. (The)	275,760	12,500,201
Constellation Brands, Inc. Class A	12,421	2,054,433
Dr. Pepper Snapple Group, Inc.	13,284	1,283,633
Molson Coors Brewing Co. Class B	12,983	1,312,971
Monster Beverage Corp. (a)	9,926	1,595,207
PepsiCo., Inc.	102,300	10,837,662

		30,297,192

Biotechnology 2.7%
AbbVie, Inc.	114,548	7,091,667
Alexion Pharmaceuticals, Inc. (a)	15,846	1,850,179
Amgen, Inc.	53,204	8,094,989
Biogen, Inc. (a)	15,514	3,751,595
Celgene Corp. (a)	54,861	5,410,940
Gilead Sciences, Inc.	94,325	7,868,592
Regeneron Pharmaceuticals, Inc. (a)	5,514	1,925,654
Vertex Pharmaceuticals, Inc. (a)	17,518	1,506,898

		37,500,514

Building Products 0.1%
Allegion PLC	6,745	468,305
Fortune Brands Home & Security, Inc.	10,851	629,033
Masco Corp.	23,663	732,133

		1,829,471

Capital Markets 1.6%
Affiliated Managers Group, Inc. (a)	3,800	534,926
Ameriprise Financial, Inc.	11,828	1,062,746
Bank of New York Mellon Corp. (The)	75,970	2,951,434
BlackRock, Inc.	8,881	3,042,009
Charles Schwab Corp. (The)	84,867	2,147,984
E*TRADE Financial Corp. (a)	19,964	468,954
Franklin Resources, Inc.	26,099	870,924
Goldman Sachs Group, Inc. (The)	27,361	4,065,297
Invesco, Ltd.	29,809	761,322
Legg Mason, Inc.	7,576	223,416
Morgan Stanley	107,007	2,780,042
Northern Trust Corp.	15,285	1,012,784

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers, as of June 30, 2016, excluding short-term investments. May be subject to change daily.

M-460	MainStay VP S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Capital Markets (continued)
State Street Corp.	28,042	$1,512,025
T. Rowe Price Group, Inc.	17,659	1,288,577

		22,722,440

Chemicals 1.9%
Air Products & Chemicals, Inc.	13,773	1,956,317
Albemarle Corp.	7,950	630,514
CF Industries Holdings, Inc.	16,392	395,047
Dow Chemical Co. (The)	79,524	3,953,138
E.I. du Pont de Nemours & Co.	61,866	4,008,917
Eastman Chemical Co.	10,451	709,623
Ecolab, Inc.	18,696	2,217,346
FMC Corp.	9,397	435,175
International Flavors & Fragrances, Inc.	5,644	711,539
LyondellBasell Industries N.V. Class A	24,178	1,799,327
Monsanto Co.	30,939	3,199,402
Mosaic Co. (The)	24,894	651,725
PPG Industries, Inc.	18,937	1,972,288
Praxair, Inc.	20,204	2,270,728
Sherwin-Williams Co. (The)	5,565	1,634,273

		26,545,359

Commercial Services & Supplies 0.4%
Cintas Corp.	6,150	603,499
Pitney Bowes, Inc.	13,527	240,781
Republic Services, Inc.	16,850	864,573
Stericycle, Inc. (a)	5,977	622,325
Tyco International PLC	30,136	1,283,794
Waste Management, Inc.	29,203	1,935,283

		5,550,255

Communications Equipment 0.9%
Cisco Systems, Inc.	356,226	10,220,124
F5 Networks, Inc. (a)	4,704	535,503
Harris Corp.	8,750	730,100
Juniper Networks, Inc.	24,965	561,463
Motorola Solutions, Inc.	11,300	745,461

		12,792,651

Construction & Engineering 0.1%
Fluor Corp.	9,959	490,780
Jacobs Engineering Group, Inc. (a)	8,619	429,312
Quanta Services, Inc. (a)	10,385	240,101

		1,160,193

Construction Materials 0.1%
Martin Marietta Materials, Inc.	4,543	872,256
Vulcan Materials Co.	9,376	1,128,495

		2,000,751

Consumer Finance 0.7%
American Express Co.	57,253	3,478,692
Capital One Financial Corp.	36,332	2,307,445

	Shares	Value
Consumer Finance (continued)
Discover Financial Services	29,250	$1,567,508
Navient Corp.	23,431	280,000
Synchrony Financial (a)	58,641	1,482,445

		9,116,090

Containers & Packaging 0.3%
Avery Dennison Corp.	6,407	478,923
Ball Corp.	12,318	890,468
International Paper Co.	29,155	1,235,589
Owens-Illinois, Inc. (a)	11,311	203,711
Sealed Air Corp.	13,884	638,248
WestRock Co.	18,082	702,847

		4,149,786

Distributors 0.1%
Genuine Parts Co.	10,603	1,073,554
LKQ Corp. (a)	21,636	685,861

		1,759,415

Diversified Consumer Services 0.0%‡
H&R Block, Inc.	15,853	364,619

Diversified Financial Services 2.0%
♦Berkshire Hathaway, Inc. Class B (a)	132,714	19,215,660
CME Group, Inc.	23,984	2,336,042
Intercontinental Exchange, Inc.	8,431	2,157,999
Leucadia National Corp.	23,444	406,284
Moody’s Corp.	12,096	1,133,516
Nasdaq, Inc.	8,085	522,857
S&P Global, Inc.	18,735	2,009,516

		27,781,874

Diversified Telecommunication Services 2.7%
♦AT&T, Inc.	435,995	18,839,344
CenturyLink, Inc.	38,610	1,120,076
Frontier Communications Corp.	82,157	405,856
Level 3 Communications, Inc. (a)	20,295	1,044,989
Verizon Communications, Inc.	288,701	16,121,064

		37,531,329

Electric Utilities 2.1%
Alliant Energy Corp.	16,084	638,535
American Electric Power Co., Inc.	34,797	2,438,922
Duke Energy Corp.	48,791	4,185,780
Edison International	22,913	1,779,653
Entergy Corp.	12,546	1,020,617
Eversource Energy	22,307	1,336,189
Exelon Corp.	65,286	2,373,799
FirstEnergy Corp.	29,751	1,038,607
NextEra Energy, Inc.	32,682	4,261,733
PG&E Corp.	35,101	2,243,656
Pinnacle West Capital Corp.	7,796	631,944
PPL Corp.	47,944	1,809,886

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-461

Portfolio of Investments June 30, 2016 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Electric Utilities (continued)
Southern Co. (The)	66,472	$3,564,893
Xcel Energy, Inc.	35,691	1,598,243

		28,922,457

Electrical Equipment 0.5%
Acuity Brands, Inc.	3,090	766,196
AMETEK, Inc.	16,730	773,428
Eaton Corp. PLC	32,548	1,944,092
Emerson Electric Co.	45,415	2,368,847
Rockwell Automation, Inc.	9,284	1,065,989

		6,918,552

Electronic Equipment, Instruments & Components 0.3%
Amphenol Corp. Class A	21,679	1,242,857
Corning, Inc.	76,161	1,559,778
FLIR Systems, Inc.	9,715	300,679
TE Connectivity, Ltd.	25,191	1,438,658

		4,541,972

Energy Equipment & Services 1.0%
Baker Hughes, Inc.	31,015	1,399,707
Diamond Offshore Drilling, Inc.	4,534	110,312
FMC Technologies, Inc. (a)	16,033	427,600
Halliburton Co.	60,619	2,745,435
Helmerich & Payne, Inc.	7,580	508,845
National Oilwell Varco, Inc.	26,425	889,201
Schlumberger, Ltd.	98,412	7,782,421
Transocean, Ltd.	24,046	285,907

		14,149,428

Food & Staples Retailing 2.2%
Costco Wholesale Corp.	31,059	4,877,505
CVS Health Corp.	76,067	7,282,655
Kroger Co. (The)	67,551	2,485,201
Sysco Corp.	36,922	1,873,422
Wal-Mart Stores, Inc.	108,160	7,897,843
Walgreens Boots Alliance, Inc.	61,206	5,096,624
Whole Foods Market, Inc.	22,923	733,995

		30,247,245

Food Products 1.7%
Archer-Daniels-Midland Co.	41,615	1,784,867
Campbell Soup Co.	12,631	840,341
ConAgra Foods, Inc.	30,707	1,468,102
General Mills, Inc.	42,034	2,997,865
Hershey Co. (The)	10,018	1,136,943
Hormel Foods Corp.	18,974	694,448
J.M. Smucker Co. (The)	8,416	1,282,683
Kellogg Co.	17,945	1,465,209
Kraft Heinz Co. (The)	42,198	3,733,679
McCormick & Co., Inc.	8,178	872,347
Mead Johnson Nutrition Co.	13,092	1,188,099

	Shares	Value
Food Products (continued)
Mondelez International, Inc. Class A	109,924	$5,002,641
Tyson Foods, Inc. Class A	21,285	1,421,625

		23,888,849

Gas Utilities 0.0%‡
AGL Resources, Inc.	8,456	557,842

Health Care Equipment & Supplies 2.3%
Abbott Laboratories	104,046	4,090,048
Baxter International, Inc.	39,114	1,768,735
Becton Dickinson & Co.	14,958	2,536,727
Boston Scientific Corp. (a)	96,099	2,245,834
C.R. Bard, Inc.	5,196	1,221,891
DENTSPLY SIRONA, Inc.	16,517	1,024,715
Edwards Lifesciences Corp. (a)	14,998	1,495,751
Hologic, Inc. (a)	17,430	603,078
Intuitive Surgical, Inc. (a)	2,699	1,785,146
Medtronic PLC	99,590	8,641,424
St. Jude Medical, Inc.	20,134	1,570,452
Stryker Corp.	22,138	2,652,797
Varian Medical Systems, Inc. (a)	6,814	560,315
Zimmer Biomet Holdings, Inc.	14,101	1,697,478

		31,894,391

Health Care Providers & Services 2.6%
Aetna, Inc.	24,831	3,032,610
AmerisourceBergen Corp.	12,995	1,030,763
Anthem, Inc.	18,623	2,445,945
Cardinal Health, Inc.	23,136	1,804,839
Centene Corp. (a)	11,983	855,227
Cigna Corp.	18,116	2,318,667
DaVita HealthCare Partners, Inc. (a)	11,703	904,876
Express Scripts Holding Co. (a)	44,654	3,384,773
HCA Holdings, Inc. (a)	21,326	1,642,315
Henry Schein, Inc. (a)	5,832	1,031,098
Humana, Inc.	10,555	1,898,634
Laboratory Corporation of America Holdings (a)	7,252	944,718
McKesson Corp.	15,937	2,974,641
Patterson Cos., Inc.	5,874	281,306
Quest Diagnostics, Inc.	10,081	820,694
UnitedHealth Group, Inc.	67,340	9,508,408
Universal Health Services, Inc. Class B	6,413	859,983

		35,739,497

Health Care Technology 0.1%
Cerner Corp. (a)	21,413	1,254,802

Hotels, Restaurants & Leisure 1.6%
Carnival Corp.	30,995	1,369,979
Chipotle Mexican Grill, Inc. (a)	2,068	832,908
Darden Restaurants, Inc.	8,111	513,751

M-462	MainStay VP S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Hotels, Restaurants & Leisure (continued)
Marriott International, Inc. Class A	13,562	$901,331
McDonald’s Corp.	62,174	7,482,019
Royal Caribbean Cruises, Ltd.	11,891	798,481
Starbucks Corp.	103,751	5,926,257
Starwood Hotels & Resorts Worldwide, Inc.	11,864	877,343
Wyndham Worldwide Corp.	7,945	565,922
Wynn Resorts, Ltd.	5,714	517,917
Yum! Brands, Inc.	28,719	2,381,379

		22,167,287

Household Durables 0.5%
D.R. Horton, Inc.	23,078	726,495
Garmin, Ltd.	8,299	352,044
Harman International Industries, Inc.	4,999	359,028
Leggett & Platt, Inc.	9,571	489,174
Lennar Corp. Class A	13,049	601,559
Mohawk Industries, Inc. (a)	4,471	848,417
Newell Brands, Inc.	32,344	1,570,948
PulteGroup, Inc.	22,344	435,485
Whirlpool Corp.	5,380	896,523

		6,279,673

Household Products 1.9%
Church & Dwight Co., Inc.	9,215	948,131
Clorox Co. (The)	9,079	1,256,443
Colgate-Palmolive Co.	63,078	4,617,310
Kimberly-Clark Corp.	25,528	3,509,589
Procter & Gamble Co. (The)	188,524	15,962,327

		26,293,800

Independent Power & Renewable Electricity Producers 0.1%
AES Corp.	46,588	581,418
NRG Energy, Inc.	22,095	331,204

		912,622

Industrial Conglomerates 2.4%
3M Co.	42,956	7,522,455
Danaher Corp.	42,435	4,285,935
♦General Electric Co.	651,277	20,502,200
Roper Technologies, Inc.	7,167	1,222,403

		33,532,993

Insurance 2.5%
Aflac, Inc.	29,363	2,118,834
Allstate Corp. (The)	26,514	1,854,654
American International Group, Inc.	79,428	4,200,947
Aon PLC	18,821	2,055,818
Arthur J. Gallagher & Co.	12,494	594,714
Assurant, Inc.	4,444	383,562
Chubb, Ltd.	32,901	4,300,490
Cincinnati Financial Corp.	10,371	776,684

	Shares	Value
Insurance (continued)
Hartford Financial Services Group, Inc. (The)	28,012	$1,243,173
Lincoln National Corp.	17,017	659,749
Loews Corp.	18,912	777,094
Marsh & McLennan Cos., Inc.	36,916	2,527,269
MetLife, Inc.	77,812	3,099,252
Principal Financial Group, Inc.	19,147	787,133
Progressive Corp. (The)	41,106	1,377,051
Prudential Financial, Inc.	31,304	2,233,227
Torchmark Corp.	7,964	492,335
Travelers Cos., Inc. (The)	20,709	2,465,199
Unum Group	17,121	544,277
Willis Towers Watson PLC	9,758	1,213,017
XL Group PLC	20,320	676,859

		34,381,338

Internet & Catalog Retail 2.0%
♦Amazon.com, Inc. (a)	27,402	19,609,419
Expedia, Inc.	8,276	879,739
Netflix, Inc. (a)	30,233	2,765,715
Priceline Group, Inc. (The) (a)	3,516	4,389,410
TripAdvisor, Inc. (a)	7,947	510,992

		28,155,275

Internet Software & Services 3.9%
Akamai Technologies, Inc. (a)	12,514	699,908
♦Alphabet, Inc.
Class A (a)	20,799	14,632,721
Class C (a)	20,919	14,478,040
eBay, Inc. (a)	74,596	1,746,292
♦Facebook, Inc. Class A (a)	163,736	18,711,750
VeriSign, Inc. (a)	6,901	596,661
Yahoo!, Inc. (a)	61,895	2,324,776

		53,190,148

IT Services 3.4%
Accenture PLC Class A	44,180	5,005,152
Alliance Data Systems Corp. (a)	4,185	819,925
Automatic Data Processing, Inc.	32,263	2,964,002
Cognizant Technology Solutions Corp. Class A (a)	43,018	2,462,350
CSRA, Inc.	9,684	226,896
Fidelity National Information Services, Inc.	19,511	1,437,571
Fiserv, Inc. (a)	15,743	1,711,736
Global Payments, Inc.	10,874	776,186
International Business Machines Corp.	62,550	9,493,839
MasterCard, Inc. Class A	68,669	6,046,992
Paychex, Inc.	22,567	1,342,737
PayPal Holdings, Inc. (a)	78,115	2,851,979
Teradata Corp. (a)	9,354	234,505
Total System Services, Inc.	11,904	632,221
Visa, Inc. Class A	134,906	10,005,978
Western Union Co. (The)	34,885	669,094

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-463

Portfolio of Investments June 30, 2016 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
IT Services (continued)
Xerox Corp.	66,928	$635,147

		47,316,310

Leisure Products 0.1%
Hasbro, Inc.	7,888	662,513
Mattel, Inc.	23,866	746,767

		1,409,280

Life Sciences Tools & Services 0.6%
Agilent Technologies, Inc.	23,307	1,033,899
Illumina, Inc. (a)	10,382	1,457,425
PerkinElmer, Inc.	7,872	412,650
Thermo Fisher Scientific, Inc.	27,870	4,118,071
Waters Corp. (a)	5,743	807,753

		7,829,798

Machinery 1.2%
Caterpillar, Inc.	41,352	3,134,895
Cummins, Inc.	11,167	1,255,618
Deere & Co.	21,154	1,714,320
Dover Corp.	10,898	755,449
Flowserve Corp.	9,204	415,745
Illinois Tool Works, Inc.	22,907	2,385,993
Ingersoll-Rand PLC	18,140	1,155,155
PACCAR, Inc.	24,858	1,289,385
Parker Hannifin Corp.	9,563	1,033,282
Pentair PLC	12,677	738,942
Snap-on, Inc.	4,084	644,537
Stanley Black & Decker, Inc.	10,632	1,182,491
Xylem, Inc.	12,614	563,215

		16,269,027

Media 2.5%
CBS Corp. Class B	29,414	1,601,298
Comcast Corp. Class A	171,236	11,162,875
Discovery Communications, Inc. Class A (a)	10,514	265,268
Class C (a)	16,806	400,823
Interpublic Group of Cos., Inc. (The)	28,577	660,129
News Corp. Class A	26,833	304,555
Class B	7,581	88,470
Omnicom Group, Inc.	16,838	1,372,129
Scripps Networks Interactive, Inc. Class A	6,654	414,345
TEGNA, Inc.	15,591	361,243
Time Warner, Inc.	55,804	4,103,826
Twenty-First Century Fox, Inc. Class A	77,381	2,093,156
Class B	30,325	826,356
Viacom, Inc. Class B	24,415	1,012,490
Walt Disney Co. (The)	105,716	10,341,139

		35,008,102

	Shares	Value
Metals & Mining 0.3%
Alcoa, Inc.	92,138	$854,119
Freeport-McMoRan, Inc.	87,777	977,836
Newmont Mining Corp.	37,574	1,469,895
Nucor Corp.	22,478	1,110,638

		4,412,488

Multi-Utilities 1.1%
Ameren Corp.	17,064	914,289
CenterPoint Energy, Inc.	30,259	726,216
CMS Energy Corp.	19,911	913,118
Consolidated Edison, Inc.	21,542	1,732,838
Dominion Resources, Inc.	43,643	3,401,099
DTE Energy Co.	12,622	1,251,093
NiSource, Inc.	22,411	594,340
Public Service Enterprise Group, Inc.	35,583	1,658,524
SCANA Corp.	10,051	760,459
Sempra Energy	16,787	1,914,054
TECO Energy, Inc.	16,543	457,248
WEC Energy Group, Inc.	22,201	1,449,725

		15,773,003

Multiline Retail 0.6%
Dollar General Corp.	20,142	1,893,348
Dollar Tree, Inc. (a)	16,684	1,572,300
Kohl’s Corp.	13,350	506,232
Macy’s, Inc.	22,109	743,084
Nordstrom, Inc.	9,024	343,363
Target Corp.	41,735	2,913,938

		7,972,265

Oil, Gas & Consumable Fuels 5.9%
Anadarko Petroleum Corp.	36,151	1,925,041
Apache Corp.	26,585	1,479,987
Cabot Oil & Gas Corp.	32,969	848,622
Chesapeake Energy Corp. (a)	41,421	177,282
Chevron Corp.	133,483	13,993,023
Cimarex Energy Co.	6,650	793,478
Columbia Pipeline Group, Inc.	28,235	719,710
Concho Resources, Inc. (a)	9,232	1,101,101
ConocoPhillips	87,708	3,824,069
Devon Energy Corp.	37,112	1,345,310
EOG Resources, Inc.	38,835	3,239,616
EQT Corp.	12,192	944,026
♦Exxon Mobil Corp.	293,681	27,529,657
Hess Corp.	18,701	1,123,930
Kinder Morgan, Inc.	129,600	2,426,112
Marathon Oil Corp.	59,581	894,311
Marathon Petroleum Corp.	37,483	1,422,855
Murphy Oil Corp.	11,372	361,061
Newfield Exploration Co. (a)	13,993	618,211
Noble Energy, Inc.	30,353	1,088,762
Occidental Petroleum Corp.	53,946	4,076,160

M-464	MainStay VP S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Oil, Gas & Consumable Fuels (continued)
ONEOK, Inc.	14,718	$698,369
Phillips 66	33,154	2,630,438
Pioneer Natural Resources Co.	11,531	1,743,602
Range Resources Corp.	11,911	513,840
Southwestern Energy Co. (a)	33,551	422,072
Spectra Energy Corp.	48,459	1,775,053
Tesoro Corp.	8,467	634,348
Valero Energy Corp.	33,221	1,694,271
Williams Cos., Inc. (The)	47,983	1,037,872

		81,082,189

Personal Products 0.1%
Estee Lauder Cos., Inc. (The) Class A	15,653	1,424,736

Pharmaceuticals 5.4%
Allergan PLC (a)	28,015	6,473,986
Bristol-Myers Squibb Co.	118,228	8,695,670
Eli Lilly & Co.	68,639	5,405,321
Endo International PLC (a)	14,640	228,238
♦Johnson & Johnson	194,877	23,638,580
Mallinckrodt PLC (a)	7,903	480,344
Merck & Co., Inc.	196,000	11,291,560
Mylan N.V. (a)	30,023	1,298,195
Perrigo Co. PLC	10,144	919,757
Pfizer, Inc.	429,539	15,124,068
Zoetis, Inc.	32,216	1,528,971

		75,084,690

Professional Services 0.3%
Dun & Bradstreet Corp. (The)	2,541	309,595
Equifax, Inc.	8,332	1,069,829
Nielsen Holdings PLC	25,603	1,330,588
Robert Half International, Inc.	9,331	356,071
Verisk Analytics, Inc. (a)	10,962	888,799

		3,954,882

Real Estate Investment Trusts 3.0%
American Tower Corp.	30,069	3,416,139
Apartment Investment & Management Co. Class A	11,001	485,804
AvalonBay Communities, Inc.	9,714	1,752,309
Boston Properties, Inc.	10,801	1,424,652
Crown Castle International Corp.	23,740	2,407,948
Digital Realty Trust, Inc.	10,398	1,133,278
Equinix, Inc.	4,917	1,906,468
Equity Residential	25,788	1,776,277
Essex Property Trust, Inc.	4,644	1,059,250
Extra Space Storage, Inc.	8,832	817,313
Federal Realty Investment Trust	5,011	829,571
General Growth Properties, Inc.	40,950	1,221,129
HCP, Inc.	33,081	1,170,406

	Shares	Value
Real Estate Investment Trusts (continued)
Host Hotels & Resorts, Inc.	52,859	$856,844
Iron Mountain, Inc.	17,008	677,429
Kimco Realty Corp.	29,506	925,898
Macerich Co. (The)	8,913	761,081
Prologis, Inc.	37,209	1,824,729
Public Storage	10,401	2,658,392
Realty Income Corp.	18,110	1,256,110
Simon Property Group, Inc.	21,852	4,739,699
SL Green Realty Corp.	7,012	746,568
UDR, Inc.	18,928	698,822
Ventas, Inc.	23,948	1,743,893
Vornado Realty Trust	12,464	1,247,896
Welltower, Inc.	25,284	1,925,882
Weyerhaeuser Co.	52,785	1,571,410

		41,035,197

Real Estate Management & Development 0.0%‡
CBRE Group, Inc. Class A (a)	20,446	541,410

Road & Rail 0.7%
CSX Corp.	68,021	1,773,988
J.B. Hunt Transport Services, Inc.	6,367	515,281
Kansas City Southern	7,675	691,441
Norfolk Southern Corp.	20,998	1,787,560
Ryder System, Inc.	3,757	229,703
Union Pacific Corp.	59,566	5,197,133

		10,195,106

Semiconductors & Semiconductor Equipment 2.7%
Analog Devices, Inc.	21,946	1,243,021
Applied Materials, Inc.	76,998	1,845,642
Broadcom, Ltd.	26,271	4,082,513
First Solar, Inc. (a)	5,323	258,059
Intel Corp.	334,433	10,969,402
KLA-Tencor Corp.	10,967	803,333
Lam Research Corp.	11,304	950,214
Linear Technology Corp.	16,818	782,542
Microchip Technology, Inc.	15,215	772,313
Micron Technology, Inc. (a)	73,262	1,008,085
NVIDIA Corp.	35,944	1,689,728
Qorvo, Inc. (a)	9,072	501,319
QUALCOMM, Inc.	104,271	5,585,798
Skyworks Solutions, Inc.	13,443	850,673
Texas Instruments, Inc.	70,995	4,447,837
Xilinx, Inc.	18,072	833,661

		36,624,140

Software 3.9%
Activision Blizzard, Inc.	36,076	1,429,692
Adobe Systems, Inc. (a)	35,520	3,402,461
Autodesk, Inc. (a)	15,908	861,259
CA, Inc.	20,776	682,076
Citrix Systems, Inc. (a)	10,985	879,789

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-465

Portfolio of Investments June 30, 2016 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Software (continued)
Electronic Arts, Inc. (a)	21,361	$1,618,309
Intuit, Inc.	18,136	2,024,159
♦Microsoft Corp.	556,713	28,487,004
Oracle Corp.	220,434	9,022,364
Red Hat, Inc. (a)	12,856	933,346
salesforce.com, Inc. (a)	45,105	3,581,788
Symantec Corp.	42,995	883,117

		53,805,364

Specialty Retail 2.4%
Advance Auto Parts, Inc.	5,151	832,556
AutoNation, Inc. (a)	5,075	238,423
AutoZone, Inc. (a)	2,115	1,678,972
Bed Bath & Beyond, Inc.	10,976	474,383
Best Buy Co., Inc.	19,895	608,787
CarMax, Inc. (a)	13,822	677,693
Foot Locker, Inc.	9,690	531,593
Gap, Inc. (The)	16,111	341,875
Home Depot, Inc. (The)	88,064	11,244,892
L Brands, Inc.	17,913	1,202,500
Lowe’s Cos., Inc.	62,622	4,957,784
O’Reilly Automotive, Inc. (a)	6,864	1,860,830
Ross Stores, Inc.	28,483	1,614,701
Signet Jewelers, Ltd.	5,593	460,919
Staples, Inc.	45,264	390,176
Tiffany & Co.	7,845	475,721
TJX Cos., Inc. (The)	46,821	3,615,986
Tractor Supply Co.	9,447	861,377
Ulta Salon Cosmetics & Fragrance, Inc. (a)	4,423	1,077,620
Urban Outfitters, Inc. (a)	6,106	167,915

		33,314,703

Technology Hardware, Storage & Peripherals 3.4%
♦Apple, Inc. (b)	387,935	37,086,586
EMC Corp.	138,334	3,758,535
Hewlett Packard Enterprise Co.	117,690	2,150,196
HP, Inc.	121,931	1,530,234
NetApp, Inc.	20,560	505,570
Seagate Technology PLC	21,030	512,291
Western Digital Corp.	19,665	929,368

		46,472,780

Textiles, Apparel & Luxury Goods 0.8%
Coach, Inc.	19,517	795,123
Hanesbrands, Inc.	26,736	671,876
Michael Kors Holdings, Ltd. (a)	12,672	627,011
NIKE, Inc. Class B	94,301	5,205,415
PVH Corp.	5,805	547,005
Ralph Lauren Corp.	4,136	370,668

	Shares	Value
Textiles, Apparel & Luxury Goods (continued)
Under Armour, Inc.
Class A (a)	12,829	$514,828
Class C (a)	12,920	470,290
VF Corp.	23,513	1,445,814

		10,648,030

Tobacco 1.7%
Altria Group, Inc.	138,563	9,555,304
Philip Morris International, Inc.	109,867	11,175,671
Reynolds American, Inc.	58,633	3,162,078

		23,893,053

Trading Companies & Distributors 0.2%
Fastenal Co.	20,374	904,402
United Rentals, Inc. (a)	6,268	420,583
W.W. Grainger, Inc.	3,996	908,091

		2,233,076

Water Utilities 0.1%
American Water Works Co., Inc.	12,572	1,062,460

Total Common Stocks (Cost $514,609,957)		1,289,425,210	(c)

	Principal Amount
Short-Term Investments 9.2%
U.S. Government 9.2%
United States Treasury Bills 9.2%
0.079–0.326%, due 7/7/16 (d)	$41,600,000	41,598,667
0.186–0.25%, due 10/6/16 (d)	6,400,000	6,395,584
0.195–0.275%, due 7/7/16 (d)	71,600,000	71,597,578
0.222–0.242%, due 7/28/16 (b)(d)	6,100,000	6,098,997
0.33%, due 7/7/16 (d)	1,200,000	1,199,935

Total Short-Term Investments (Cost $126,891,506)		126,890,761

Total Investments (Cost $641,501,463) (e)	102.5%	1,416,315,971
Other Assets, Less Liabilities	(2.5)	(33,887,739)
Net Assets	100.0%	$1,382,428,232

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	Represents a security, or a portion thereof, which is maintained at a broker as collateral for futures contracts.

(c)	The combined market value of common stocks and notional amount of Standard & Poor’s 500 Index futures contracts represents 99.9% of net assets.

(d)	Interest rate shown represents yield to maturity.

M-466	MainStay VP S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(e)	As of June 30, 2016, cost is $663,487,042 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$793,383,004
Gross unrealized depreciation	(40,554,075)

Net unrealized appreciation	$752,828,929

As of June 30, 2016, the Portfolio held the following futures contracts:

Type	Number of Contracts Long	Expiration Date	Notional Amount[1]	Unrealized Appreciation (Depreciation)[2]
Standard & Poor’s 500 Index Mini	871	September 2016	$91,028,210	$936,670

			$91,028,210	$936,670

1.	The combined market value of common stocks and notional amount of Standard & Poor’s 500 Index futures contracts represents 99.9% of net assets.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of June 30, 2016.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$1,289,425,210	$—	$—	$1,289,425,210
Short-Term Investments	—	126,890,761	—	126,890,761

Total Investments in Securities	1,289,425,210	126,890,761	—	1,416,315,971

Other Financial Instruments
Futures Contracts Long (b)	936,670	—	—	936,670

Total Investments in Securities and Other Financial Instruments	$1,290,361,880	$126,890,761	$—	$1,417,252,641

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2016, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of June 30, 2016, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-467

Statement of Assets and Liabilities as of June 30, 2016 (Unaudited)

Assets
Investment in securities, at value (identified cost $641,501,463)	$1,416,315,971
Cash	95,842
Receivables:
Dividends and interest	1,454,405
Variation margin on futures contracts	1,432,045
Fund shares sold	363,184
Other assets	6,530

Total assets	1,419,667,977

Liabilities
Payables:
Fund shares redeemed	35,183,518
Investment securities purchased	1,523,028
Manager (See Note 3)	284,063
NYLIFE Distributors (See Note 3)	105,208
Shareholder communication	87,263
Professional fees	24,236
Custodian	22,690
Trustees	2,591
Accrued expenses	7,148

Total liabilities	37,239,745

Net assets	$1,382,428,232

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$32,371
Additional paid-in capital	540,473,072

540,505,443
Undistributed net investment income	33,860,017
Accumulated net realized gain (loss) on investments and futures transactions	32,311,594
Net unrealized appreciation (depreciation) on investments and futures contracts	775,751,178

Net assets	$1,382,428,232

Initial Class
Net assets applicable to outstanding shares	$861,502,770

Shares of beneficial interest outstanding	20,124,941

Net asset value per share outstanding	$42.81

Service Class
Net assets applicable to outstanding shares	$520,925,462

Shares of beneficial interest outstanding	12,246,558

Net asset value per share outstanding	$42.54

M-468	MainStay VP S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2016 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$14,239,795
Interest	112,869

Total income	14,352,664

Expenses
Manager (See Note 3)	1,702,202
Distribution and service—Service Class (See Note 3)	600,022
Shareholder communication	101,484
Professional fees	51,014
Custodian	21,839
Trustees	18,173
Miscellaneous	30,953

Total expenses	2,525,687

Net investment income (loss)	11,826,977

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	13,535,628
Futures transactions	(3,137,147)

Net realized gain (loss) on investments and futures transactions	10,398,481

Net change in unrealized appreciation (depreciation) on:
Investments	19,692,455
Futures contracts	3,897,614

Net change in unrealized appreciation (depreciation) on investments and futures contracts	23,590,069

Net realized and unrealized gain (loss) on investments and futures transactions	33,988,550

Net increase (decrease) in net assets resulting from operations	$45,815,527

(a)	Dividends recorded net of foreign withholding taxes in the amount of $3,405.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-469

Statements of Changes in Net Assets

for the six months ended June 30, 2016 (Unaudited) and the year ended December 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$11,826,977	$22,335,453
Net realized gain (loss) on investments and futures transactions	10,398,481	44,706,579
Net change in unrealized appreciation (depreciation) on investments and futures contracts	23,590,069	(46,186,807)

Net increase (decrease) in net assets resulting from operations	45,815,527	20,855,225

Dividends and distributions to shareholders:
From net investment income:
Initial Class	—	(14,846,785)
Service Class	—	(5,703,845)

	—	(20,550,630)

From net realized gain on investments:
Initial Class	—	(12,629,162)
Service Class	—	(5,645,048)

	—	(18,274,210)

Total dividends and distributions to shareholders	—	(38,824,840)

Capital share transactions:
Net proceeds from sale of shares	146,842,144	560,825,097
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	38,824,840
Cost of shares redeemed	(304,889,206)	(400,218,103)

Increase (decrease) in net assets derived from capital share transactions	(158,047,062)	199,431,834

Net increase (decrease) in net assets	(112,231,535)	181,462,219

Net Assets
Beginning of period	1,494,659,767	1,313,197,548

End of period	$1,382,428,232	$1,494,659,767

Undistributed net investment income at end of period	$33,860,017	$22,033,040

M-470	MainStay VP S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,
	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$41.29		$41.99	$37.58	$28.93	$25.42	$25.45

Net investment income (loss)	0.59	(a)	0.70 (a)	0.66 (a)	0.59 (a)	0.54	0.45 (a)
Net realized and unrealized gain (loss) on investments	0.93		(0.29)	4.34	8.61	3.45	(0.03)

Total from investment operations	1.52		0.41	5.00	9.20	3.99	0.42

Less dividends and distributions:
From net investment income	—		(0.60)	(0.59)	(0.55)	(0.48)	(0.45)
From net realized gain on investments	—		(0.51)	—	—	—	—

Total dividends and distributions	—		(1.11)	(0.59)	(0.55)	(0.48)	(0.45)

Net asset value at end of period	$42.81		$41.29	$41.99	$37.58	$28.93	$25.42

Total investment return	3.68	%(b)(c)	1.10%	13.35%	32.01%	15.66%	1.85%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.77	%††	1.67%	1.68%	1.76%	1.93%	1.75%
Net expenses	0.28	%††	0.27%	0.28%	0.28%	0.29%	0.29%
Expenses (before waiver/reimbursement)	0.28	%††	0.27%	0.28%	0.30%	0.34%	0.34%
Portfolio turnover rate	2%		3%	3%	8%	10%	4%
Net assets at end of period (in 000’s)	$861,503		$1,017,929	$890,188	$853,187	$773,233	$644,141

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

	Service Class
	Six months ended June 30,		Year ended December 31,
	2016*		2015	2014	2013	2012	2011
Net asset value at beginning of period	$41.08		$41.79	$37.44	$28.84	$25.34	$25.36

Net investment income (loss)	0.30	(a)	0.60 (a)	0.56 (a)	0.51 (a)	0.47	0.39 (a)
Net realized and unrealized gain (loss) on investments	1.16		(0.28)	4.30	8.57	3.44	(0.03)

Total from investment operations	1.46		0.32	4.86	9.08	3.91	0.36

Less dividends and distributions:
From net investment income	—		(0.52)	(0.51)	(0.48)	(0.41)	(0.38)
From net realized gain on investments	—		(0.51)	—	—	—	—

Total dividends and distributions	—		(1.03)	(0.51)	(0.48)	(0.41)	(0.38)

Net asset value at end of period	$42.54		$41.08	$41.79	$37.44	$28.84	$25.34

Total investment return	3.55	%(b)(c)	0.85%	13.06%	31.68%	15.37%	1.59%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.52	%††	1.42%	1.43%	1.52%	1.67%	1.50%
Net expenses	0.53	%††	0.52%	0.53%	0.53%	0.54%	0.54%
Expenses (before waiver/reimbursement)	0.53	%††	0.52%	0.53%	0.55%	0.59%	0.59%
Portfolio turnover rate	2%		3%	3%	8%	10%	4%
Net assets at end of period (in 000’s)	$520,925		$476,730	$423,009	$343,782	$248,084	$226,802

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-471

MainStay VP Small Cap Core Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2016

Class	Since Inception (5/2/16)	Gross Expense Ratio[2]
Initial Class Shares	0.32%	0.89%
Service Class Shares	0.29	1.14

Benchmark Performance	Since Inception (5/2/16)
Russell 2000® Index[3]	1.29%
Average Lipper Variable Products Small-Cap Core Portfolio[4]	0.52

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus which is based on estimated amounts for the current fiscal year. These ratios may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Small-Cap Core Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s U.S. Diversified Equity small-cap ceiling. Small-cap core portfolios have more latitude in the companies in which they invest. These portfolios typically have average characteristics compared to the S&P SmallCap 600® Index. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-472	MainStay VP Small Cap Core Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Small Cap Core Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the period from May 2, 2016 to June 30, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 at the beginning of the period and held for the entire period from May 2, 2016, to June 30, 2016. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the period ended June 30,

2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/2/16[1]	Ending Account Value (Based on Actual Returns and Expenses) 6/30/16	Expenses Paid During Period[2]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/16	Expenses Paid During Period[2]

Initial Class Shares[3]	$1,000.00	$1,003.22	$1.87	$1,006.20	$1.88

Service Class Shares[3]	$1,000.00	$1,002.91	$2.28	$1,005.80	$2.28

1.	The inception date of the Portfolio.
2.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (1.16% for Initial Class and 1.41% for Service Class) multiplied by the average account value over the period from May 2, 2016 to June 30, 2016, divided by 366 and multiplied by 59 (to reflect the since inception period which took place after the close of business of May 2, 2016). The table above represents the actual expenses incurred during the period. Therefore, these ratios will differ from those shown on page M-472.
3.	Expenses paid during the period reflect ongoing costs for the period from inception through June 30, 2016. Had these shares been offered for the full six-month period ended June 30, 2016, and had the Portfolio provided a hypothetical 5% annualized return, expenses paid during the period would have been $5.82 for Initial Class and $7.07 for Service Class and the ending account value would have been $1,019.10 for Initial Class and $1,017.90 for Service Class.

M-473

Industry Composition as of June 30, 2016 (Unaudited)

Real Estate Investment Trusts	8.8%
Exchange-Traded Funds	8.5
Banks	7.0
Biotechnology	3.4
Electronic Equipment, Instruments & Components	3.2
Health Care Equipment & Supplies	3.2
Semiconductors & Semiconductor Equipment	3.1
Software	3.1
Machinery	2.9
Insurance	2.8
Building Products	2.7
Food Products	2.7
Hotels, Restaurants & Leisure	2.5
Metals & Mining	2.4
Thrifts & Mortgage Finance	2.3
Chemicals	2.2
Pharmaceuticals	2.2
Electrical Equipment	2.1
Oil, Gas & Consumable Fuels	1.9
IT Services	1.8
Internet Software & Services	1.8
Household Durables	1.7
Diversified Telecommunication Services	1.6
Gas Utilities	1.3
Health Care Providers & Services	1.3
Multiline Retail	1.3
Professional Services	1.3
Commercial Services & Supplies	1.2
Health Care Technology	1.2
Diversified Consumer Services	1.1
Life Sciences Tools & Services	1.1
Specialty Retail	1.1

Communications Equipment	1.0%
Energy Equipment & Services	1.0
Consumer Finance	0.9
Technology Hardware, Storage & Peripherals	0.9
Airlines	0.8
Construction & Engineering	0.8
Media	0.8
Aerospace & Defense	0.7
Household Products	0.7
Independent Power & Renewable Electricity Producers	0.7
Textiles, Apparel & Luxury Goods	0.7
Trading Companies & Distributors	0.7
Auto Components	0.6
Construction Materials	0.6
Beverages	0.5
Containers & Packaging	0.5
Electric Utilities	0.5
Food & Staples Retailing	0.5
Internet & Catalog Retail	0.5
Leisure Products	0.4
Water Utilities	0.3
Wireless Telecommunication Services	0.3
Capital Markets	0.2
Diversified Financial Services	0.2
Real Estate Management & Development	0.2
Distributors	0.1
Paper & Forest Products	0.1
Short-Term Investment	2.9
Other Assets, Less Liabilities	–2.9

100.0%

See Portfolio of Investments beginning on page M-477 for specific holdings within these categories.

Top Ten Holdings as of June 30, 2016 (excluding short-term investment) (Unaudited)

1.	iShares Russell 2000 ETF

2.	iShares Core S&P Small-Cap ETF

3.	SPDR S&P Biotech ETF

4.	Southwest Gas Corp.

5.	DuPont Fabros Technology

6.	CoreSite Realty Corp.

7.	Urban Edge Properties

8.	SYNNEX Corp.

9.	Sunstone Hotel Investors, Inc.

10.	PS Business Parks, Inc.

M-474	MainStay VP Small Cap Core Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of Migene Kim, CFA, Andrew Ver Planck, CFA, and Mona Patni of Cornerstone Capital Management LLC, the Portfolio’s Subadvisor.

How did MainStay VP Small Cap Core Portfolio perform relative to its benchmark and peers from May 2, 2016, through June 30, 2016?

MainStay VP Small Cap Core Portfolio commenced operations on May 2, 2016. From May 2, through June 30, 2016, the Portfolio returned 0.32% for Initial Class shares and 0.29% for Service Class shares. Over the same period, both share classes underperformed the 1.29% return of the Russell 2000® Index,1 which is the Portfolio’s benchmark. Both share classes also underperformed the 0.52% return of the Average Lipper1 Variable Products Small-Cap Core Portfolio from May 2 through June 30, 2016.

What factors affected the Portfolio’s relative performance during the reporting period?

Within sectors, stock selection was the largest driver of the Portfolio’s weak performance relative to the Russell 2000® Index. Allocation effects (the effects of being overweight or underweight relative to the benchmark in specific sectors as a result of the Portfolio’s bottom-up stock-selection process) helped relative performance modestly.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

Materials, industrials and financials were the Portfolio’s strongest-contributing sectors relative to the Russell 2000® Index, with each sector benefiting primarily from strong stock selection. (Contributions take weightings and total returns into account.) Poor stock selection was the main driver of underperformance relative to the Index in the information technology, consumer discretionary and health care sectors.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

On an absolute basis, the Portfolio’s strongest performing stock was MGP Ingredients, a producer of food ingredients including starches and cooking oils. The company posted strong sales and earnings growth. Landline and mobile telecommunication services provider Vonage was also a strong contributor to the Portfolio’s absolute performance. The company continued to experience strong growth from its shift into servicing the communication needs of businesses. Pet and lawn product maker Central Garden & Pet Company was another strong performer for the Portfolio. The company benefited from improved margins and stable revenue growth.

On an absolute basis, the Portfolio’s weakest-performing stock was mobile device accessory maker Zagg. The company’s shares fell after disappointing first-quarter results were announced. Advertising technology company Rubicon Project also detracted from the Portfolio’s absolute performance. The stock declined when it was announced that the company’s CFO was departing. Cray, a maker of supercomputers and a provider of data storage solutions, also detracted from absolute performance. The stock price dropped after the company announced lower-than-expected first-quarter earnings.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio initiated new positions in coal and gas utility Dynegy and human resources services provider Insperity. We believed that Dynegy exhibited improving cash-flow-based valuation, strong industry momentum and attractive sentiment. We believed that Insperity also looked attractive from a valuation perspective, and the company exhibited strong earnings trends.

The Portfolio exited positions in pharmaceutical company PAREXEL and cabinet manufacturer American Woodmark. The Portfolio exited PAREXEL because of deteriorating stock price trends and negative sentiment driven by increasing hedge fund activity. American Woodmark was sold mainly because its relative valuation was too expensive.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio modestly increased its weightings in materials and health care relative to the Russell 2000® Index. Over the same period, the Portfolio modestly reduced its weightings relative to the benchmark in consumer discretionary and financials.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

M-475

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2016, the Portfolio held modestly overweight positions relative to the Russell 2000® Index in the materials and consumer staples sectors. As of the same date, the Portfolio held modestly underweight positions relative to the Index in the financials and consumer discretionary sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-476	MainStay VP Small Cap Core Portfolio

Portfolio of Investments June 30, 2016 (Unaudited)

	Shares	Value
Common Stocks 91.5%†
Aerospace & Defense 0.7%
Ducommun, Inc. (a)	2,200	$43,516
Engility Holdings, Inc. (a)	7,600	160,512
Kratos Defense & Security Solutions, Inc. (a)	14,000	57,400
Vectrus, Inc. (a)	7,500	213,675

		475,103

Airlines 0.8%
Hawaiian Holdings, Inc. (a)	5,500	208,780
SkyWest, Inc.	13,000	343,980

		552,760

Auto Components 0.6%
Cooper-Standard Holding, Inc. (a)	2,900	229,071
Tenneco, Inc. (a)	1,700	79,237
Tower International, Inc.	3,100	63,798

		372,106

Banks 7.0%
Banc of California, Inc.	2,000	36,200
Banco Latinoamericano de Comercio Exterior S.A. Class E	1,200	31,800
Bancorp, Inc. (The) (a)	1,900	11,438
BancorpSouth, Inc.	3,600	81,684
Bank of Marin Bancorp	100	4,837
Bank of The Ozarks, Inc.	3,200	120,064
Banner Corp.	1,200	51,048
Bar Harbor Bankshares	700	24,570
BBCN Bancorp, Inc.	3,000	44,760
Boston Private Financial Holdings, Inc.	3,500	41,230
Bridge Bancorp, Inc.	3,500	99,400
Camden National Corp.	2,300	96,600
Cascade Bancorp (a)	1,900	10,526
Cathay General Bancorp	3,000	84,600
Century Bancorp, Inc. Class A	400	16,932
CNB Financial Corp.	2,300	40,940
Columbia Banking System, Inc.	2,300	64,538
Customers Bancorp, Inc. (a)	1,100	27,643
Farmers Capital Bank Corp.	300	8,205
First Business Financial Services, Inc.	2,000	46,940
First Citizens BancShares, Inc. Class A	200	51,782
First Financial Bankshares, Inc.	2,500	81,975
First Midwest Bancorp, Inc.	3,200	56,192
First NBC Bank Holding Co. (a)	8,100	135,999
First of Long Island Corp. (The)	1,300	37,271
Flushing Financial Corp.	3,600	71,568
FNB Corp.	8,000	100,320
Franklin Financial Network, Inc. (a)	6,900	216,384
Glacier Bancorp, Inc.	2,800	74,424
Green Bancorp, Inc. (a)	1,500	13,080
Hancock Holding Co.	3,200	83,552

	Shares	Value
Banks (continued)
Hanmi Financial Corp.	1,300	$30,537
Hilltop Holdings, Inc. (a)	3,000	62,970
Horizon Bancorp	2,500	62,850
IBERIABANK Corp.	1,600	95,568
Independent Bank Group, Inc.	700	30,037
Lakeland Bancorp, Inc.	800	9,104
LegacyTexas Financial Group, Inc.	1,900	51,129
MainSource Financial Group, Inc.	3,700	81,585
Mercantile Bank Corp.	4,900	116,914
Merchants Bancshares, Inc.	900	27,432
MidWestOne Financial Group, Inc.	200	5,712
Northrim BanCorp, Inc.	1,100	28,919
OFG Bancorp	2,600	21,580
Old Second Bancorp, Inc.	500	3,415
Opus Bank	7,200	243,360
Pacific Premier Bancorp, Inc. (a)	1,200	28,800
Park Sterling Corp.	4,400	31,196
Peapack Gladstone Financial Corp.	8,000	148,080
Peoples Bancorp, Inc.	2,500	54,475
Pinnacle Financial Partners, Inc.	1,600	78,160
Preferred Bank	5,200	150,150
PrivateBancorp, Inc.	3,100	136,493
Prosperity Bancshares, Inc.	2,700	137,673
QCR Holdings, Inc.	2,800	76,132
Republic Bancorp, Inc. Class A	3,400	93,942
Sierra Bancorp	1,500	25,035
Sterling Bancorp.	4,900	76,930
Stonegate Bank	2,700	87,129
Texas Capital Bancshares, Inc. (a)	1,800	84,168
TriState Capital Holdings, Inc. (a)	5,900	81,007
Triumph Bancorp, Inc. (a)	3,900	62,400
UMB Financial Corp.	1,700	90,457
United Community Banks, Inc.	2,700	49,383
Valley National Bancorp	9,500	86,640
Webster Financial Corp.	3,500	118,825
WesBanco, Inc.	1,000	31,050
Westamerica Bancorp.	1,000	49,260
Western Alliance Bancorp (a)	200	6,530
Wintrust Financial Corp.	1,900	96,900

		4,618,429

Beverages 0.5%
Coca-Cola Bottling Co. Consolidated	100	14,747
MGP Ingredients, Inc.	7,600	290,548

		305,295

Biotechnology 3.4%
Achillion Pharmaceuticals, Inc. (a)	500	3,900
Acorda Therapeutics, Inc. (a)	10,000	255,050
Alder Biopharmaceuticals, Inc. (a)	500	12,485

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of June 30, 2016, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-477

Portfolio of Investments June 30, 2016 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Biotechnology (continued)
Applied Genetic Technologies Corp. (a)	1,100	$15,543
ARIAD Pharmaceuticals, Inc. (a)	800	5,912
Bluebird Bio, Inc. (a)	500	21,645
Cepheid, Inc. (a)	5,900	181,425
Emergent BioSolutions, Inc. (a)	400	11,248
Exelixis, Inc. (a)	4,000	31,240
FibroGen, Inc. (a)	14,900	244,509
Five Prime Therapeutics, Inc. (a)	6,600	272,910
Genomic Health, Inc. (a)	4,700	121,706
Ironwood Pharmaceuticals, Inc. (a)	1,900	24,843
Kite Pharma, Inc. (a)	800	40,000
Ligand Pharmaceuticals, Inc. (a)	400	47,708
Myriad Genetics, Inc. (a)	9,700	296,820
Novavax, Inc. (a)	5,000	36,350
Ophthotech Corp. (a)	500	25,515
PDL BioPharma, Inc.	17,400	54,636
Portola Pharmaceuticals, Inc. (a)	500	11,800
Prothena Corp. PLC (a)	500	17,480
Radius Health, Inc. (a)	300	11,025
Raptor Pharmaceutical Corp. (a)	14,400	77,328
Repligen Corp. (a)	4,900	134,064
Spectrum Pharmaceuticals, Inc. (a)	12,800	84,096
TESARO, Inc. (a)	100	8,405
Ultragenyx Pharmaceutical, Inc. (a)	700	34,237
Vanda Pharmaceuticals, Inc. (a)	14,200	158,898

		2,240,778

Building Products 2.7%
Gibraltar Industries, Inc. (a)	13,100	413,567
Insteel Industries, Inc.	13,300	380,247
NCI Building Systems, Inc. (a)	17,100	273,429
Patrick Industries, Inc. (a)	4,400	265,276
Universal Forest Products, Inc.	4,900	454,181

		1,786,700

Capital Markets 0.2%
INTL FCStone, Inc. (a)	2,700	73,683
Investment Technology Group, Inc.	4,900	81,928

		155,611

Chemicals 2.2%
Core Molding Technologies, Inc. (a)	3,500	47,775
Innophos Holdings, Inc.	1,600	67,536
KMG Chemicals, Inc.	3,700	96,163
Koppers Holdings, Inc. (a)	8,600	264,278
OMNOVA Solutions, Inc. (a)	1,400	10,150
Rayonier Advanced Materials, Inc.	13,600	184,824
Stepan Co.	6,800	404,804
Trinseo S.A. (a)	8,300	356,319

		1,431,849

	Shares	Value
Commercial Services & Supplies 1.2%
ARC Document Solutions, Inc. (a)	4,800	$18,672
Brink’s Co. (The)	1,600	45,584
Casella Waste Systems, Inc. Class A (a)	2,900	22,765
Civeo Corp. (a)	30,700	55,260
Ennis, Inc.	13,100	251,258
Heritage-Crystal Clean, Inc. (a)	700	8,547
Quad / Graphics, Inc.	9,800	228,242
TRC Cos., Inc. (a)	7,400	46,768
Viad Corp.	4,100	127,100

		804,196

Communications Equipment 1.0%
Bel Fuse, Inc. Class B	6,000	106,680
Black Box Corp.	3,300	43,164
Extreme Networks, Inc. (a)	13,900	47,121
NETGEAR, Inc. (a)	9,000	427,860
Viavi Solutions, Inc. (a)	8,700	57,681

		682,506

Construction & Engineering 0.8%
Comfort Systems USA, Inc.	10,100	328,957
Dycom Industries, Inc. (a)	1,100	98,736
Northwest Pipe Co. (a)	7,900	85,162

		512,855

Construction Materials 0.6%
U.S. Concrete, Inc. (a)	6,600	402,006

Consumer Finance 0.9%
Cash America International, Inc.	4,400	187,528
Enova International, Inc. (a)	7,200	52,992
Green Dot Corp. Class A (a)	11,100	255,189
World Acceptance Corp. (a)	1,600	72,960

		568,669

Containers & Packaging 0.5%
AEP Industries, Inc.	4,300	345,978

Distributors 0.1%
Core-Mark Holding Co., Inc.	1,800	84,348

Diversified Consumer Services 1.1%
American Public Education, Inc. (a)	5,900	165,790
Bright Horizons Family Solutions, Inc. (a)	1,600	106,096
K12, Inc. (a)	4,500	56,205
Regis Corp. (a)	28,700	357,315

		685,406

Diversified Financial Services 0.2%
GAIN Capital Holdings, Inc.	15,600	98,592
Marlin Business Services Corp.	3,300	53,790

		152,382

M-478	MainStay VP Small Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Diversified Telecommunication Services 1.6%
General Communication, Inc. Class A (a)	24,400	$385,520
Hawaiian Telcom Holdco, Inc. (a)	2,300	48,737
IDT Corp. Class B	10,500	148,995
Vonage Holdings Corp. (a)	74,100	452,010

		1,035,262

Electric Utilities 0.5%
Genie Energy, Ltd. Class B (a)	3,100	20,987
Spark Energy, Inc. Class A	9,600	317,280

		338,267

Electrical Equipment 2.1%
Allied Motion Technologies, Inc.	12,800	297,728
Encore Wire Corp.	7,000	260,960
EnerSys	2,100	124,887
General Cable Corp.	16,100	204,631
LSI Industries, Inc.	16,500	182,655
Powell Industries, Inc.	8,100	318,654
Preformed Line Products Co.	100	4,039

		1,393,554

Electronic Equipment, Instruments & Components 3.2%
Benchmark Electronics, Inc. (a)	18,200	384,930
Insight Enterprises, Inc. (a)	14,600	379,600
Kimball Electronics, Inc. (a)	6,000	74,700
Plexus Corp. (a)	5,500	237,600
Sanmina Corp. (a)	16,000	428,960
♦SYNNEX Corp.	5,000	474,100
Systemax, Inc. (a)	700	5,971
TTM Technologies, Inc. (a)	11,000	82,830

		2,068,691

Energy Equipment & Services 1.0%
Atwood Oceanics, Inc.	2,200	27,544
McDermott International, Inc. (a)	21,700	107,198
Newpark Resources, Inc. (a)	13,800	79,902
Oil States International, Inc. (a)	2,500	82,200
Parker Drilling Co. (a)	15,400	35,266
PHI, Inc. (a)	2,200	39,336
Pioneer Energy Services Corp. (a)	13,300	61,180
RigNet, Inc. (a)	1,900	25,441
TETRA Technologies, Inc. (a)	13,700	87,269
U.S. Silica Holdings, Inc.	600	20,682
Unit Corp. (a)	5,400	84,024
Willbros Group, Inc. (a)	4,300	10,879

		660,921

Food & Staples Retailing 0.5%
SpartanNash Co.	10,100	308,858

Food Products 2.7%
Darling Ingredients, Inc. (a)	30,300	451,470

	Shares	Value
Food Products (continued)
Dean Foods Co.	22,700	$410,643
Farmer Brothers Co. (a)	600	19,236
Fresh Del Monte Produce, Inc.	3,900	212,277
John B. Sanfilippo & Son, Inc.	6,100	260,043
Omega Protein Corp. (a)	12,200	243,878
Seaboard Corp. (a)	57	163,627

		1,761,174

Gas Utilities 1.3%
Northwest Natural Gas Co.	400	25,928
ONE Gas, Inc.	3,400	226,406
♦Southwest Gas Corp.	6,600	519,486
WGL Holdings, Inc.	900	63,711

		835,531

Health Care Equipment & Supplies 3.2%
Accuray, Inc. (a)	4,500	23,355
Anika Therapeutics, Inc. (a)	2,100	112,665
Exactech, Inc. (a)	7,400	197,876
Halyard Health, Inc. (a)	9,700	315,444
LeMaitre Vascular, Inc.	14,000	199,780
Masimo Corp. (a)	5,900	309,839
Merit Medical Systems, Inc. (a)	14,600	289,518
OraSure Technologies, Inc. (a)	37,900	223,989
Orthofix International N.V. (a)	8,900	377,360
RTI Surgical, Inc. (a)	3,300	11,847
West Pharmaceutical Services, Inc.	700	53,116

		2,114,789

Health Care Providers & Services 1.3%
Magellan Health, Inc. (a)	100	6,577
Molina Healthcare, Inc. (a)	8,700	434,130
RadNet, Inc. (a)	700	3,738
Triple-S Management Corp. Class B (a)	700	17,101
WellCare Health Plans, Inc. (a)	3,400	364,752

		826,298

Health Care Technology 1.2%
HMS Holdings Corp. (a)	21,500	378,615
Quality Systems, Inc.	31,300	372,783

		751,398

Hotels, Restaurants & Leisure 2.5%
BJ’s Restaurants, Inc. (a)	6,800	298,044
Bloomin’ Brands, Inc.	8,800	157,256
Carrols Restaurant Group, Inc. (a)	31,700	377,230
Del Frisco’s Restaurant Group, Inc. (a)	400	5,728
Intrawest Resorts Holdings, Inc. (a)	8,400	109,032
Isle of Capri Casinos, Inc. (a)	14,900	272,968
Monarch Casino & Resort, Inc. (a)	3,300	72,501
Potbelly Corp. (a)	12,700	159,258
Ruby Tuesday, Inc. (a)	24,500	88,445
Texas Roadhouse, Inc.	2,500	114,000

		1,654,462

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-479

Portfolio of Investments June 30, 2016 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Household Durables 1.7%
Bassett Furniture Industries, Inc.	9,500	$227,430
CSS Industries, Inc.	3,700	99,197
Ethan Allen Interiors, Inc.	3,400	112,336
Flexsteel Industries, Inc.	4,100	162,442
Hooker Furniture Corp.	3,100	66,619
La-Z-Boy, Inc.	5,600	155,792
Lifetime Brands, Inc.	3,200	46,688
NACCO Industries, Inc. Class A	3,300	184,800
Skullcandy, Inc. (a)	1,500	9,210
ZAGG, Inc. (a)	8,600	45,150

		1,109,664

Household Products 0.7%
Central Garden & Pet Co. Class A (a)	19,100	414,661
Oil-Dri Corp. of America	1,600	55,248

		469,909

Independent Power & Renewable Electricity Producers 0.7%
Atlantic Power Corp.	10,200	25,296
Dynegy, Inc. (a)	25,800	444,792

		470,088

Insurance 2.8%
American Equity Investment Life Holding Co.	10,700	152,475
Argo Group International Holdings, Ltd.	10	519
CNO Financial Group, Inc.	3,500	61,110
eHealth, Inc. (a)	5,500	77,110
EMC Insurance Group, Inc.	1,500	41,580
Employers Holdings, Inc.	13,800	400,476
Federated National Holding Co.	6,500	123,760
First American Financial Corp.	2,100	84,462
Hallmark Financial Services, Inc. (a)	5,700	66,063
HCI Group, Inc.	1,500	40,920
Independence Holding Co.	1,500	26,955
National General Holdings Corp.	5,100	109,242
RLI Corp.	1,400	96,292
Selective Insurance Group, Inc.	5,000	191,050
State Auto Financial Corp.	100	2,191
United Fire Group, Inc.	1,200	50,916
United Insurance Holdings Corp.	8,600	140,868
Universal Insurance Holdings, Inc.	7,600	141,208

		1,807,197

Internet & Catalog Retail 0.5%
1-800-Flowers.com, Inc. Class A (a)	31,100	280,522
Overstock.com, Inc. (a)	3,200	51,552

		332,074

Internet Software & Services 1.8%
Cimpress N.V. (a)	1,700	157,216
EarthLink Holdings Corp.	51,000	326,400
Everyday Health, Inc. (a)	3,400	26,792

	Shares	Value
Internet Software & Services (continued)
Internap Corp. (a)	3,100	$6,386
j2 Global, Inc.	3,400	214,778
Liquidity Services, Inc. (a)	3,200	25,088
Marchex, Inc. Class B (a)	7,700	24,486
Monster Worldwide, Inc. (a)	26,700	63,813
RetailMeNot, Inc. (a)	12,500	96,375
WebMD Health Corp. (a)	3,500	203,385

		1,144,719

IT Services 1.8%
Cardtronics, Inc. (a)	4,400	175,164
CSG Systems International, Inc.	7,500	302,325
Datalink Corp. (a)	7,300	54,750
EPAM Systems, Inc. (a)	1,800	115,758
Euronet Worldwide, Inc. (a)	2,400	166,056
Hackett Group, Inc. (The)	18,500	256,595
MoneyGram International, Inc. (a)	4,300	29,455
Science Applications International Corp.	1,800	105,030

		1,205,133

Leisure Products 0.4%
JAKKS Pacific, Inc. (a)	25,500	201,705
Johnson Outdoors, Inc. Class A	1,600	41,120

		242,825

Life Sciences Tools & Services 1.1%
Enzo Biochem, Inc. (a)	3,400	20,298
Harvard Bioscience, Inc. (a)	11,100	31,746
PRA Health Sciences, Inc. (a)	8,500	354,960
Research Holdings, Inc. Class A (a)	8,800	335,544

		742,548

Machinery 2.9%
Briggs & Stratton Corp.	19,400	410,892
Chart Industries, Inc. (a)	8,200	197,866
Commercial Vehicle Group, Inc. (a)	20,100	104,520
Global Brass & Copper Holdings, Inc.	14,100	384,789
Greenbrier Cos., Inc. (The)	13,400	390,342
Titan International, Inc.	4,600	28,520
Wabash National Corp. (a)	30,100	382,270

		1,899,199

Media 0.8%
AMC Entertainment Holdings, Inc. Class A	2,500	69,025
New Media Investment Group, Inc.	17,200	310,804
Reading International, Inc. Class A (a)	3,200	39,968
Salem Media Group, Inc.	1,000	7,220
Tronc, Inc.	7,300	100,740

		527,757

Metals & Mining 2.4%
Coeur Mining, Inc. (a)	12,500	133,250
Commercial Metals Co.	25,400	429,260
Olympic Steel, Inc.	8,700	237,597

M-480	MainStay VP Small Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Metals & Mining (continued)
Real Industry, Inc. (a)	7,900	$61,383
Ryerson Holding Corp. (a)	12,200	213,500
Schnitzer Steel Industries, Inc. Class A	11,200	197,120
SunCoke Energy, Inc.	6,200	36,084
TimkenSteel Corp.	9,000	86,580
Worthington Industries, Inc.	4,300	181,890

		1,576,664

Multiline Retail 1.3%
Big Lots, Inc.	8,700	435,957
Fred’s, Inc. Class A	22,500	362,475
Tuesday Morning Corp. (a)	8,600	60,372

		858,804

Oil, Gas & Consumable Fuels 1.9%
Abraxas Petroleum Corp. (a)	16,000	18,080
Alon USA Energy, Inc.	2,900	18,792
Bill Barrett Corp. (a)	10,000	63,900
Carrizo Oil & Gas, Inc. (a)	3,700	132,645
Delek U.S. Holdings, Inc.	14,800	195,508
Denbury Resources, Inc.	19,200	68,928
DHT Holdings, Inc.	15,300	76,959
Matador Resources Co. (a)	400	7,920
Northern Oil and Gas, Inc. (a)	14,000	64,680
Oasis Petroleum, Inc. (a)	700	6,538
Panhandle Oil And Gas, Inc. Class A	1,400	23,338
PDC Energy, Inc. (a)	2,700	155,547
Renewable Energy Group, Inc. (a)	11,100	98,013
RSP Permian, Inc. (a)	1,200	41,868
Sanchez Energy Corp. (a)	7,900	55,774
Scorpio Tankers, Inc.	18,000	75,600
SemGroup Corp. Class A	3,700	120,472
Westmoreland Coal Co. (a)	200	1,904

		1,226,466

Paper & Forest Products 0.1%
Glatfelter	4,100	80,196

Pharmaceuticals 2.2%
Amphastar Pharmaceuticals, Inc. (a)	17,600	283,712
Catalent, Inc. (a)	4,300	98,857
Heska Corp. (a)	3,300	122,661
Phibro Animal Health Corp. Class A	16,700	311,622
Sagent Pharmaceuticals, Inc. (a)	11,000	164,780
SciClone Pharmaceuticals, Inc. (a)	28,100	366,986
Supernus Pharmaceuticals, Inc. (a)	4,100	83,517
VIVUS, Inc. (a)	1,900	2,128

		1,434,263

Professional Services 1.3%
Heidrick & Struggles International, Inc.	7,400	124,912
Insperity, Inc.	5,200	401,596

	Shares	Value
Professional Services (continued)
Korn/Ferry International	2,100	$43,470
Mistras Group, Inc. (a)	2,600	62,062
TrueBlue, Inc. (a)	10,600	200,552
Volt Information Sciences, Inc. (a)	1,700	10,047

		842,639

Real Estate Investment Trusts 8.8%
Ares Commercial Real Estate Corp.	4,200	51,618
Armada Hoffler Properties, Inc.	10,700	147,018
Chesapeake Lodging Trust	5,000	116,250
CorEnergy Infrastructure Trust, Inc.	10,000	288,500
♦CoreSite Realty Corp.	5,600	496,664
CubeSmart	6,200	191,456
CyrusOne, Inc.	7,100	395,186
♦DuPont Fabros Technology	10,700	508,678
GEO Group, Inc. (The)	4,800	164,064
Investors Real Estate Trust	5,800	37,526
LTC Properties, Inc.	3,200	165,536
Mack-Cali Realty Corp.	10,500	283,500
National Storage Affiliates Trust	5,000	104,100
Pennsylvania Real Estate Investment Trust	7,600	163,020
Potlatch Corp.	2,800	95,480
Preferred Apartment Communities, Inc. Class A	1,700	25,024
♦PS Business Parks, Inc.	4,300	456,144
Ryman Hospitality Properties, Inc.	8,700	440,655
Summit Hotel Properties, Inc.	31,800	421,032
Sun Communities, Inc.	3,200	245,248
♦Sunstone Hotel Investors, Inc.	38,300	462,281
♦ Urban Edge Properties	16,500	492,690

		5,751,670

Real Estate Management & Development 0.2%
Altisource Portfolio Solutions S.A. (a)	3,600	100,224
Marcus & Millichap, Inc. (a)	1,200	30,492

		130,716

Semiconductors & Semiconductor Equipment 3.1%
Advanced Energy Industries, Inc. (a)	1,500	56,940
Advanced Micro Devices, Inc. (a)	20,900	107,426
Alpha & Omega Semiconductor, Ltd. (a)	9,500	132,335
Ambarella, Inc. (a)	1,100	55,891
Amkor Technology, Inc. (a)	17,000	97,750
Brooks Automation, Inc.	400	4,488
Cabot Microelectronics Corp.	900	38,106
Cavium, Inc. (a)	2,000	77,200
Cirrus Logic, Inc. (a)	2,300	89,217
Cohu, Inc.	7,900	85,715
Diodes, Inc. (a)	300	5,637
Entegris, Inc. (a)	5,000	72,350
FormFactor, Inc. (a)	1,900	17,081
Inphi Corp. (a)	1,500	48,045

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-481

Portfolio of Investments June 30, 2016 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Semiconductors & Semiconductor Equipment (continued)
Integrated Device Technology, Inc. (a)	5,000	$100,650
Intersil Corp. Class A	3,700	50,098
IXYS Corp.	3,000	30,750
MACOM Technology Solutions Holdings, Inc. (a)	800	26,384
MaxLinear, Inc. Class A (a)	2,000	35,960
Microsemi Corp. (a)	3,700	120,916
MKS Instruments, Inc.	1,500	64,590
Monolithic Power Systems, Inc.	1,400	95,648
NeoPhotonics Corp. (a)	7,100	67,663
PDF Solutions, Inc. (a)	900	12,591
Photronics, Inc. (a)	11,000	98,010
Power Integrations, Inc.	700	35,049
Rambus, Inc. (a)	4,200	50,736
Rudolph Technologies, Inc. (a)	1,300	20,189
Semtech Corp. (a)	1,500	35,790
Silicon Laboratories, Inc. (a)	1,200	58,488
Synaptics, Inc. (a)	1,300	69,875
Tessera Technologies, Inc.	1,900	58,216
Ultra Clean Holdings, Inc. (a)	13,000	73,970
Xcerra Corp. (a)	2,000	11,500

		2,005,254

Software 3.1%
A10 Networks, Inc. (a)	4,200	27,174
AVG Technologies N.V. (a)	6,300	119,637
Ellie Mae, Inc. (a)	1,100	100,815
EnerNOC, Inc. (a)	12,300	77,736
Epiq Systems, Inc.	7,000	102,200
Gigamon, Inc. (a)	500	18,695
QAD, Inc. Class A	5,800	111,766
RealPage, Inc. (a)	17,100	381,843
Rosetta Stone, Inc. (a)	800	6,200
Rubicon Project, Inc. (The) (a)	27,900	380,835
Sapiens International Corp. N.V.	6,200	72,602
Silver Spring Networks, Inc. (a)	600	7,290
Synchronoss Technologies, Inc. (a)	11,800	375,948
Take-Two Interactive Software, Inc. (a)	6,800	257,856
Zedge, Inc. Class B (a)	1,533	7,036

		2,047,633

Specialty Retail 1.1%
Abercrombie & Fitch Co. Class A	5,600	99,736
American Eagle Outfitters, Inc.	2,700	43,011
Big 5 Sporting Goods Corp.	7,800	72,306
Build-A-Bear Workshop, Inc. (a)	200	2,684
Burlington Stores, Inc. (a)	900	60,039
Childrens Place, Inc. (The)	600	48,108
Christopher & Banks Corp. (a)	4,500	9,855
Express, Inc. (a)	7,000	101,570
Five Below, Inc. (a)	600	27,846

	Shares	Value
Specialty Retail (continued)
Kirkland’s, Inc. (a)	2,400	$35,232
Office Depot, Inc. (a)	2,100	6,951
Outerwall, Inc.	2,000	84,000
Pier 1 Imports, Inc.	27,500	141,350
West Marine, Inc. (a)	2,000	16,780

		749,468

Technology Hardware, Storage & Peripherals 0.9%
Cray, Inc. (a)	13,500	403,920
Silicon Graphics International Corp. (a)	7,200	36,216
Super Micro Computer, Inc. (a)	6,900	171,465

		611,601

Textiles, Apparel & Luxury Goods 0.7%
Culp, Inc.	3,900	107,757
Delta Apparel, Inc. (a)	400	9,020
Movado Group, Inc.	5,600	121,408
Perry Ellis International, Inc. (a)	10,800	217,296
Vince Holding Corp. (a)	5,000	27,400

		482,881

Thrifts & Mortgage Finance 2.3%
Bofi Holding, Inc. (a)	2,400	42,504
BSB Bancorp, Inc. (a)	300	6,795
Charter Financial Corp.	400	5,312
Dime Community Bancshares, Inc.	17,600	299,376
EverBank Financial Corp.	4,100	60,926
Federal Agricultural Mortgage Corp. Class C	500	17,410
Flagstar Bancorp, Inc. (a)	10,100	246,541
HomeStreet, Inc. (a)	14,500	288,840
Impac Mortgage Holdings, Inc. (a)	400	6,272
LendingTree, Inc. (a)	300	26,499
Meta Financial Group, Inc.	5,600	285,376
MGIC Investment Corp. (a)	12,700	75,565
Ocwen Financial Corp. (a)	7,200	12,312
Territorial Bancorp, Inc.	2,600	68,822
TrustCo Bank Corp.	3,800	24,358
United Community Financial Corp.	3,400	20,672
United Financial Bancorp, Inc.	1,600	20,768

		1,508,348

Trading Companies & Distributors 0.7%
H&E Equipment Services, Inc.	1,000	19,030
MRC Global, Inc. (a)	29,400	417,774
Titan Machinery, Inc. (a)	1,800	20,070
Veritiv Corp. (a)	800	30,064

		486,938

Water Utilities 0.3%
Artesian Resources Corp. Class A	2,000	67,840
SJW Corp.	3,300	129,954

		197,794

M-482	MainStay VP Small Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Wireless Telecommunication Services 0.3%
Boingo Wireless, Inc. (a)	22,800	$203,376

Total Common Stocks (Cost $60,228,512)		60,072,006

Exchange-Traded Funds 8.5% (b)
♦iShares Core S&P Small-Cap ETF	15,666	1,820,546
♦iShares Russell 2000 ETF	27,040	3,108,789
♦SPDR S&P Biotech ETF	11,208	606,240

Total Exchange-Traded Funds (Cost $5,468,379)		5,535,575

	Principal Amount
Short-Term Investment 2.9%
Repurchase Agreement 2.9%
Fixed Income Clearing Corp. 0.03%, dated 6/30/16 due 7/1/16 Proceeds at Maturity $1,903,594 (Collateralized by a United States Treasury Inflation Protected Note with a rate of 0.125% and a maturity date of 4/15/20, with a Principal Amount of $1,865,000 and a Market Value of $1,946,594)	$1,903,592	1,903,592

Total Short-Term Investment (Cost $1,903,592)		1,903,592

Total Investments (Cost $67,600,483) (c)	102.9%	67,511,173
Other Assets, Less Liabilities	(2.9)	(1,874,954)
Net Assets	100.0%	$65,636,219
(a)	Non-income producing security.

(b)	Exchange-Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(c)	As of June 30, 2016, cost is $67,600,483 for federal income tax purposes and net unrealized depreciation is as follows:

Gross unrealized appreciation	$1,990,905
Gross unrealized depreciation	(2,080,215)

Net unrealized depreciation	$(89,310)

The following abbreviations are used in the preceding pages:

ETF—Exchange-Traded Fund

SPDR—Standard & Poor’s Depositary Receipt

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-483

Portfolio of Investments June 30, 2016 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$60,072,006	$—	$—	$60,072,006
Exchange-Traded Funds	5,535,575	—	—	5,535,575
Short-Term Investment
Repurchase Agreement	—	1,903,592	—	1,903,592

Total Investments in Securities	$65,607,581	$1,903,592	$—	$67,511,173

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2016, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of June 30, 2016, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-484	MainStay VP Small Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2016 (Unaudited)

Assets
Investment in securities, at value (identified cost $67,600,483)	$67,511,173
Receivables:
Fund shares sold	1,151,774
Dividends and interest	44,433
Other assets	7,572

Total assets	68,714,952

Liabilities
Payables:
Investment securities purchased	3,027,719
Manager (See Note 3)	31,552
Professional fees	8,406
Shareholder communication	5,286
Offering costs	3,458
Custodian	975
Trustees	566
NYLIFE Distributors (See Note 3)	107
Fund shares redeemed	10
Accrued expenses	654

Total liabilities	3,078,733

Net assets	$65,636,219

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$6,543
Additional paid-in capital	65,778,704

65,785,247
Undistributed net investment income	32,220
Accumulated net realized gain (loss) on investments	(91,938)
Net unrealized appreciation (depreciation) on investments	(89,310)

Net assets	$65,636,219

Initial Class
Net assets applicable to outstanding shares	$64,870,780

Shares of beneficial interest outstanding	6,466,284

Net asset value per share outstanding	$10.03

Service Class
Net assets applicable to outstanding shares	$765,439

Shares of beneficial interest outstanding	76,322

Net asset value per share outstanding	$10.03

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-485

Statement of Operations

for the period May 2, 2016 (inception date) through June 30, 2016 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$103,252
Interest	56

Total income	103,308

Expenses
Manager (See Note 3)	52,066
Professional fees	8,406
Shareholder communication	5,584
Offering (See Note 2)	2,428
Custodian	975
Trustees	566
Distribution and service—Class B (See Note 3)	137
Miscellaneous	926

Total expenses	71,088

Net investment income (loss)	32,220

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(91,938)
Net change in unrealized appreciation (depreciation) on investments	(89,310)

Net realized and unrealized gain (loss) on investments	(181,248)

Net increase (decrease) in net assets resulting from operations	$(149,028)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $191.

M-486	MainStay VP Small Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the period May 2, 2016 (inception date) through June 30, 2016 (Unaudited)

2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$32,220
Net realized gain (loss) on investments	(91,938)
Net change in unrealized appreciation (depreciation) on investments	(89,310)

Net increase (decrease) in net assets resulting from operations	(149,028)

Capital share transactions:
Net proceeds from sale of shares	65,814,979
Cost of shares redeemed	(29,732)

Increase (decrease) in net assets derived from capital share transactions	65,785,247

Net increase (decrease) in net assets	65,636,219

Net Assets
Beginning of period	—

End of period	$65,636,219

Undistributed net investment income at end of period	$32,220

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-487

Financial Highlights selected per share data and ratios

	Initial Class
	May 2, 2016** through June 30,
	2016*
Net asset value at beginning of period	$10.00

Net investment income (loss)	0.01	(a)
Net realized and unrealized gain (loss) on investments	0.02

Total from investment operations	0.03

Net asset value at end of period	$10.03

Total investment return	0.30	%(b)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.53	%††
Net expenses	1.16	%††
Portfolio turnover rate	17%
Net assets at end of period (in 000’s)	$64,871

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

	Service Class
	May 2, 2016** through June 30,
	2016*
Net asset value at beginning of period	$10.00

Net investment income (loss)	0.00	‡(a)
Net realized and unrealized gain (loss) on investments	0.03

Total from investment operations	0.03

Net asset value at end of period	$10.03

Total investment return	0.30	%(b)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.29	%††
Net expenses	1.41	%††
Portfolio turnover rate	17%
Net assets at end of period (in 000’s)	$765

*	Unaudited.
**	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

M-488	MainStay VP Small Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP T. Rowe Price Equity Income Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2016

Class	Six Months	One Year	Since Inception (2/17/12)	Gross Expense Ratio[2]
Initial Class Shares	6.43%	0.94%	9.78%	0.77%
Service Class Shares	6.30	0.69	9.50	1.02

Benchmark Performance	Six Months	One Year	Since Inception (2/17/12)
Russell 1000® Value Index[3]	6.30%	2.86%	12.47%
S&P 500® Index[3]	3.84	3.99	12.82
Average Lipper Variable Products Equity Income Portfolio[4]	5.43	2.16	9.87

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Equity Income Portfolio is representative of portfolios that, by portfolio practice, seek relatively high current income and growth of income through investing 65% or more of their portfolio in equities. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-489

Cost in Dollars of a $1,000 Investment in MainStay VP T. Rowe Price Equity Income Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2016 to June 30, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2016, to June 30, 2016. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

June 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/16	Ending Account Value (Based on Actual Returns and Expenses) 6/30/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/16	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,064.30	$4.00	$1,021.00	$3.92

Service Class Shares	$1,000.00	$1,063.00	$5.28	$1,019.70	$5.17

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.78% for Initial Class and 1.03% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-490	MainStay VP T. Rowe Price Equity Income Portfolio

Industry Composition as of June 30, 2016 (Unaudited)

Oil, Gas & Consumable Fuels	12.2%
Banks	8.3
Pharmaceuticals	6.9
Electric Utilities	5.9
Capital Markets	5.6
Insurance	5.0
Semiconductors & Semiconductor Equipment	4.4
Media	3.7
Machinery	3.6
Industrial Conglomerates	3.0
Diversified Telecommunication Services	2.6
Communications Equipment	2.4
Aerospace & Defense	2.1
Software	2.1
Chemicals	2.0
Food Products	2.0
Beverages	1.8
Real Estate Investment Trusts	1.7
Hotels, Restaurants & Leisure	1.5
Commercial Services & Supplies	1.4
Containers & Packaging	1.3
Multi-Utilities	1.3
Multiline Retail	1.3
Technology Hardware, Storage & Peripherals	1.3

Consumer Finance	1.2%
Independent Power & Renewable Electricity Producers	1.2
Road & Rail	1.2
Health Care Providers & Services	1.1
Leisure Products	1.1
Electrical Equipment	1.0
Health Care Equipment & Supplies	1.0
Air Freight & Logistics	0.9
Food & Staples Retailing	0.9
Construction Materials	0.8
Metals & Mining	0.8
Auto Components	0.6
Biotechnology	0.5
Automobiles	0.4
Airlines	0.3
Electronic Equipment, Instruments & Components	0.3
Wireless Telecommunication Services	0.3
Personal Products	0.2
Specialty Retail	0.2
Tobacco	0.2
Short-Term Investment	1.9
Other Assets, Less Liabilities	0.5

100.0%

See Portfolio of Investments beginning on page M-495 for specific holdings within these categories.

Top Ten Holdings as of June 30, 2016 (excluding short-term investment) (Unaudited)

1.	General Electric Co.

2.	JPMorgan Chase & Co.

3.	Exxon Mobil Corp.

4.	Pfizer, Inc.

5.	Johnson & Johnson
6.	Microsoft Corp.

7.	Boeing Co. (The)

8.	Royal Dutch Shell PLC Class A

9.	Verizon Communications, Inc.

10.	Loews Corp.

M-491

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio manager John D. Linehan, CFA, of T. Rowe Price Associates, Inc. (“T. Rowe”), the Portfolio’s Subadvisor.

How did MainStay VP T. Rowe Price Equity Income Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2016?

For the six months ended June 30, 2016, MainStay VP T. Rowe Price Equity Income Portfolio returned 6.43% for Initial Class shares and 6.30% for Service Class shares. Over the same period, Initial Class shares outperformed—and Service Class shares matched—the 6.30% return of the Russell 1000® Value Index,1 which is the Portfolio’s primary benchmark. Both share classes outperformed the 3.84% return of the S&P 500® Index,1 which is an additional benchmark of the Portfolio. Both share classes outperformed the 5.43% return of the Average Lipper1 Variable Products Equity Income Portfolio for the six months ended June 30, 2016.

Were there any changes to the Portfolio during the reporting period?

Effective May 1, 2016, the Portfolio’s primary benchmark was changed to the Russell 1000® Value Index. The Portfolio selected the Russell 1000® Value Index as its primary benchmark because it believed that this Index is more reflective of the Portfolio’s current investment style. The Portfolio retained the S&P 500® Index as its secondary benchmark.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio’s sector weightings and stock selection contributed to the Portfolio’s performance relative to the Russell 1000® Value Index during the reporting period.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

Energy was the leading sector contributor to the Portfolio’s relative performance because of stock selection. The utilities sector also helped relative performance because of an overweight position relative to the Russell 1000® Value Index and stock selection. The information technology sector also supported the Portfolio’s relative performance as a result of favorable stock selection.

The financials sector was the greatest detractor from the Portfolio’s relative performance because of stock selection, although the Portfolio’s beneficial underweight position helped offset some of the impact at the sector level. The sector posted negative absolute returns in both the Portfolio and the Russell 1000® Value Index. The telecommunication services sector also weighed on relative performance because of stock selection. The consumer discretionary sector detracted from relative performance because of an overweight position; however, advantageous stock selection helped offset some of the effect at the sector level. The sector posted negative absolute returns in both the Portfolio and the Russell 1000® Value Index during the reporting period.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

Oil company Exxon Mobil was the leading individual contributor to the Portfolio’s absolute performance. The stock traded higher during the reporting period as oil prices edged upward. The company benefited from its top-tier legacy assets, a solid balance between upstream and downstream businesses and a history of good corporate allocation decisions. The stock remained a meaningful position in the Portfolio.

Exploration and production company Canadian Natural Resources was another strong absolute performer for the Portfolio during the reporting period. The stock benefited from a moderate recovery in oil prices and lowered guidance on capital spending. We continued to see value in the company in light of its Horizon Oil Sands project.

Oil and gas company Royal Dutch Shell also strengthened the Portfolio’s absolute performance. The company benefited from a modest rebound in oil and natural gas prices and from cost synergies expected from its BG Group acquisition. We continued to like the company given its limited downside risk, attractive dividend and disciplined approach to capital spending.

The leading detractor from the Portfolio’s absolute performance during the reporting period was U.S. consumer banking company Bank of America. The company’s stock traded lower, challenged by the then-current low-interest-rate environment and uncertainty following Britain’s vote to exit the European Union (Brexit). While Bank of America is among the U.S. market-share leaders in deposits, mortgages, credit and debit cards, and capital markets, we reduced the Portfolio’s position because we

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

M-492	MainStay VP T. Rowe Price Equity Income Portfolio

believed there were more compelling risk/reward opportunities in the financials sector. The stock posted negative absolute returns during the reporting period.

Banking and financial services company Royal Bank of Scotland was another detractor. The stock underperformed early in 2016 on litigation concerns and traded sharply lower in late June following the Brexit vote. While U.K. economic uncertainty remains high, we believed that Royal Bank of Scotland continued to have value, in part because management remained focused on reducing expenses, returning capital to shareholders and expanding the company’s U.K. retail and commercial bank businesses. The stock posted negative absolute returns during the reporting period.

Global life-insurer MetLife struggled during the reporting period—particularly following the Brexit vote, which occurred near the end of the reporting period. The company saw dwindling expectations for higher interest rates in the near term and faced concerns about slower global economic growth. We retained our positive view of the company because we believed that it was well positioned to take share in the global life insurance market. The stock posted negative absolute returns during the reporting period.

Did the Portfolio make any significant purchases or sales during the reporting period?

Among the significant purchases during the reporting period were energy company Total, chemical company CF Industries and beverage company Diageo.

We added to the Portfolio’s position in Total because we believed that the company had a healthy balance sheet, served multiple end markets and placed a high priority on paying a solid dividend. We bought shares of CF Industries, the largest manufacturer and distributer of nitrogen fertilizers in North America, as the company reached valuation levels that we found attractive amid weakness in commodity prices and disappointing quarterly results. Spirits producer Diageo has struggled to achieve organic sales growth in recent years, but we bought shares because we believed that the company was well positioned to increase sales and free cash flow, as well as improve efficiency and return more cash to shareholders.

Among the Portfolio’s significant sales during the reporting period were data storage company EMC Corp., exploration and production company Apache and data center REIT Digital Realty Trust.

We eliminated the Portfolio’s position in EMC Corp. because the company faced secular challenges from the public cloud and questions remained about whether Dell’s pending acquisition of the company would clear all necessary hurdles. Beginning in mid-February, Apache traded higher as commodity prices rallied, and the market’s favorable reaction to the company’s recent execution and capital allocation decisions allowed us to trim the Portfolio’s position on strength. We eliminated the Portfolio’s position in Digital Realty Trust on strength as a glut in data-center supply eased and market sentiment improved.

How did the Portfolio’s sector weightings change during the reporting period?

At the beginning of the reporting period, the Portfolio’s most substantially overweight sectors relative to the Russell 1000® Value Index were consumer discretionary, industrials and materials. At the end of the reporting period, the most substantially overweight sectors were industrials, consumer discretionary and materials. The most substantial increases in relative weighting in the Portfolio during the reporting period were in industrials and information technology.

The most substantially underweight sectors relative to the Russell 1000® Value Index at the beginning of the reporting period were financials, consumer staples and health care. At the end of the reporting period, those sectors remained the most substantially underweight positions. During the reporting period, the most substantial decrease in relative weighting in the Portfolio was in the telecommunication services sector.

How was the Portfolio positioned at the end of the reporting period?

The Portfolio uses a diversified, bottom-up investment strategy with a long-term focus that has historically resulted in lower Portfolio turnover relative to peers. Changes in the Portfolio’s sector positioning are residuals of our stock selection process.

As of June 30, 2016, the Portfolio was most substantially overweight in the industrials, consumer discretionary and materials sectors. We continued to favor industrial companies with multiple end markets, solid business models and potential for strong cash flow generation. Within consumer discretionary, the Portfolio’s primary exposure was to the media industry, where we focused primarily on companies that produce or distribute content and typically generate strong cash flows. In materials, several cyclical industries have faced challenges because of large swings in the cost of raw materials and as a result of economic weakness, but some companies

M-493

appeared to be well positioned for an improved economic environment.

As of the same date, the Portfolio was most substantially underweight in financials, consumer staples and health care. While the financials sector played an important role in the Portfolio and we continued to see value in several companies, the Portfolio maintained an underweight position because the sector had by far the largest sector weighting in the Russell 1000® Value Index. In consumer staples, we looked for companies with strong brands that were trading at attractive historical valuations and had relatively stable earnings and dividend yields. In health care, we concentrated on pharmaceuticals, where we found the most attractive dividend-paying companies.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-494	MainStay VP T. Rowe Price Equity Income Portfolio

Portfolio of Investments June 30, 2016 (Unaudited)

	Principal Amount	Value
Corporate Bonds 0.2%†
Technology Hardware, Storage & Peripherals 0.2%
Western Digital Corp. 10.50%, due 4/1/24 (a)	$1,186,000	$1,269,020

Pharmaceuticals 0.0%‡
Valeant Pharmaceuticals International, Inc.
6.375%, due 10/15/20 (a)	75,000	64,500
5.875%, due 5/15/23 (a)	226,000	182,495

		246,995

Total Corporate Bonds (Cost $1,433,827)		1,516,015

	Shares
Common Stocks 97.4%
Aerospace & Defense 2.1%
♦Boeing Co. (The)	110,300	14,324,661
United Technologies Corp.	17,300	1,774,115

		16,098,776

Air Freight & Logistics 0.9%
United Parcel Service, Inc. Class B	66,400	7,152,608

Airlines 0.3%
Southwest Airlines Co.	53,900	2,113,419

Auto Components 0.6%
Johnson Controls, Inc.	101,700	4,501,242

Automobiles 0.4%
General Motors Co.	119,208	3,373,586

Banks 8.3%
Bank of America Corp.	672,900	8,929,383
Citigroup, Inc.	196,800	8,342,352
Fifth Third Bancorp	263,500	4,634,965
♦JPMorgan Chase & Co.	369,900	22,985,586
PNC Financial Services Group, Inc.	61,600	5,013,624
Royal Bank of Scotland Group PLC (b)	1,185,387	2,791,733
U.S. Bancorp	53,200	2,145,556
Wells Fargo & Co.	186,100	8,808,113

		63,651,312

Beverages 1.8%
Diageo PLC	173,668	4,859,440
PepsiCo, Inc.	80,900	8,570,546

		13,429,986

	Shares	Value
Biotechnology 0.5%
Gilead Sciences, Inc.	48,800	$4,070,896

Capital Markets 5.6%
Ameriprise Financial, Inc.	92,300	8,293,155
Bank of New York Mellon Corp. (The)	172,800	6,713,280
Morgan Stanley	414,800	10,776,504
Northern Trust Corp.	138,400	9,170,384
Och-Ziff Capital Management Group LLC Class A	65,500	248,900
State Street Corp.	151,400	8,163,488

		43,365,711

Chemicals 2.0%
CF Industries Holdings, Inc.	177,900	4,287,390
E.I. du Pont de Nemours & Co.	171,800	11,132,640
Ingevity Corp. (b)	1,762	59,978

		15,480,008

Commercial Services & Supplies 1.4%
Tyco International PLC	250,300	10,662,780

Communications Equipment 2.4%
Cisco Systems, Inc.	305,900	8,776,271
Harris Corp.	113,989	9,511,242

		18,287,513

Construction Materials 0.8%
Vulcan Materials Co.	53,900	6,487,404

Consumer Finance 1.2%
American Express Co.	157,700	9,581,852

Containers & Packaging 1.3%
International Paper Co.	214,600	9,094,748
WestRock Co.	24,698	960,011

		10,054,759

Diversified Telecommunication Services 2.6%
CenturyLink, Inc.	136,600	3,962,766
Telefonica S.A.	295,235	2,822,020
♦Verizon Communications, Inc.	235,975	13,176,844

		19,961,630

Electric Utilities 5.9%
Edison International	96,900	7,526,223
Entergy Corp.	98,800	8,037,380
Exelon Corp.	146,000	5,308,560
FirstEnergy Corp.	220,800	7,708,128
PG&E Corp.	157,400	10,061,008
Xcel Energy, Inc.	154,900	6,936,422

		45,577,721

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of June 30, 2016, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-495

Portfolio of Investments June 30, 2016 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Electrical Equipment 1.0%
Emerson Electric Co.	144,600	$7,542,336

Electronic Equipment, Instruments & Components 0.3%
TE Connectivity, Ltd.	35,600	2,033,116

Food & Staples Retailing 0.9%
Wal-Mart Stores, Inc.	97,900	7,148,658

Food Products 2.0%
Archer-Daniels-Midland Co.	218,800	9,384,332
Kellogg Co.	59,700	4,874,505
McCormick & Co., Inc.	7,800	832,026

		15,090,863

Health Care Equipment & Supplies 1.0%
Becton Dickinson & Co.	30,600	5,189,454
Medtronic PLC	26,700	2,316,759

		7,506,213

Health Care Providers & Services 1.1%
Anthem, Inc.	63,108	8,288,605

Hotels, Restaurants & Leisure 1.5%
Carnival Corp.	111,100	4,910,620
Las Vegas Sands Corp.	160,300	6,971,447

		11,882,067

Independent Power & Renewable Electricity Producers 1.2%
AES Corp.	713,000	8,898,240

Industrial Conglomerates 3.0%
♦General Electric Co.	738,100	23,235,388

Insurance 5.0%
Chubb, Ltd.	11,358	1,484,604
♦Loews Corp.	288,300	11,846,247
Marsh & McLennan Cos., Inc.	149,000	10,200,540
MetLife, Inc.	258,400	10,292,072
Willis Towers Watson PLC	21,643	2,690,442
XL Group PLC	62,100	2,068,551

		38,582,456

Leisure Products 1.1%
Mattel, Inc.	263,400	8,241,786

Machinery 3.6%
Cummins, Inc.	37,400	4,205,256
Deere & Co.	82,300	6,669,592
Flowserve Corp.	58,800	2,655,996
Illinois Tool Works, Inc.	79,900	8,322,384

	Shares	Value
Machinery (continued)
Pentair PLC	98,500	$5,741,565

		27,594,793

Media 3.7%
Comcast Corp. Class A	136,900	8,924,511
News Corp. Class A	469,900	5,333,365
Time Warner, Inc.	11,600	853,064
Twenty-First Century Fox, Inc. Class B	342,300	9,327,675
Walt Disney Co. (The)	43,700	4,274,734

		28,713,349

Metals & Mining 0.8%
Nucor Corp.	125,500	6,200,955

Multi-Utilities 1.3%
NiSource, Inc.	382,600	10,146,552

Multiline Retail 1.3%
Kohl’s Corp.	148,800	5,642,496
Macy’s, Inc.	118,100	3,969,341

		9,611,837

Oil, Gas & Consumable Fuels 12.2%
Anadarko Petroleum Corp.	18,000	958,500
Apache Corp.	160,600	8,940,602
Canadian Natural Resources, Ltd.	300,900	9,276,747
Chevron Corp.	78,100	8,187,223
Columbia Pipeline Group, Inc.	214,000	5,454,860
EQT Corp.	28,570	2,212,175
♦Exxon Mobil Corp.	227,100	21,288,354
Hess Corp.	112,500	6,761,250
Occidental Petroleum Corp.	77,200	5,833,232
Prairiesky Royalty, Ltd.	6,082	115,431
♦Royal Dutch Shell PLC Class A, Sponsored ADR	254,600	14,059,012
Total S.A.	222,598	10,734,049

		93,821,435

Personal Products 0.2%
Avon Products, Inc.	331,700	1,253,826

Pharmaceuticals 6.9%
Bristol-Myers Squibb Co.	118,000	8,678,900
GlaxoSmithKline PLC	234,910	5,050,163
♦Johnson & Johnson	120,600	14,628,780
Merck & Co., Inc.	124,200	7,155,162
♦Pfizer, Inc.	494,700	17,418,387

		52,931,392

Real Estate Investment Trusts 1.7%
Macerich Co. (The)	22,300	1,904,197
Rayonier, Inc.	179,400	4,707,456
Weyerhaeuser Co.	218,800	6,513,676

		13,125,329

M-496	MainStay VP T. Rowe Price Equity Income Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Road & Rail 1.2%
Canadian Pacific Railway, Ltd.	21,600	$2,781,864
Union Pacific Corp.	69,400	6,055,150

		8,837,014

Semiconductors & Semiconductor Equipment 4.4%
Analog Devices, Inc.	101,100	5,726,304
Applied Materials, Inc.	399,200	9,568,824
QUALCOMM, Inc.	179,100	9,594,387
Texas Instruments, Inc.	136,900	8,576,785

		33,466,300

Software 2.1%
CA, Inc.	41,900	1,375,577
♦Microsoft Corp.	283,200	14,491,344

		15,866,921

Specialty Retail 0.2%
Staples, Inc.	153,100	1,319,722

Technology Hardware, Storage & Peripherals 1.1%
Apple, Inc.	25,600	2,447,360
Western Digital Corp.	126,300	5,968,938

		8,416,298

Tobacco 0.2%
Philip Morris International, Inc.	17,900	1,820,788

Wireless Telecommunication Services 0.3%
Vodafone Group PLC	867,527	2,640,917

Total Common Stocks (Cost $683,319,515)		748,068,359

	Principal Amount
Short-Term Investment 1.9%
Repurchase Agreement 1.9%
Fixed Income Clearing Corp. 0.03%, dated 6/30/16 due 7/1/16 Proceeds at Maturity $14,534,434 (Collateralized by a United States Treasury Note with a rate of 1.375% and a maturity date of 4/30/20, with a Principal Amount of $14,535,000 and a Market Value of $14,825,700)	$14,534,422	14,534,422

Total Short-Term Investment (Cost $14,534,422)		14,534,422

Total Investments (Cost $699,287,764) (c)	99.5%	764,118,796

Other Assets, Less Liabilities	0.5	3,493,340
Net Assets	100.0%	$767,612,136
‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Non-income producing security.

(c)	As of June 30, 2016, cost was $700,389,726 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$106,146,141
Gross unrealized depreciation	(42,417,071)

Net unrealized appreciation	$63,729,070

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-497

Portfolio of Investments June 30, 2016 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Corporate Bonds	$—	$1,516,015	$—	$1,516,015
Common Stocks
Banks	60,859,579	2,791,733	—	63,651,312
Beverages	8,570,546	4,859,440	—	13,429,986
Diversified Telecommunication Services	17,139,610	2,822,020	—	19,961,630
Oil, Gas & Consumable Fuels	83,087,386	10,734,049	—	93,821,435
Pharmaceuticals	47,881,229	5,050,163	—	52,931,392
Wireless Telecommunication Services	—	2,640,917	—	2,640,917
All Other Industries	501,631,687	—	—	501,631,687

Total Common Stocks	719,170,037	28,898,322	—	748,068,359

Short-Term Investment
Repurchase Agreement	—	14,534,422	—	14,534,422

Total Investments in Securities	$719,170,037	$44,948,759	$—	$764,118,796

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

As of June 30, 2016, certain foreign equity securities with a total market value of $18,159,148 transferred from Level 1 to Level 2. The transfer occurred as a result of a change in the observable nature of the inputs. As of December 31, 2015, the fair value obtained for the securities utilized significant observable inputs.

As of June 30, 2016, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-498	MainStay VP T. Rowe Price Equity Income Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2016 (Unaudited)

Assets
Investment in securities, at value (identified cost $699,287,764)	$764,118,796
Cash denominated in foreign currencies (identified cost $112,032)	112,509
Receivables:
Investment securities sold	3,514,181
Dividends and interest	1,302,258
Fund shares sold	147,913
Other assets	3,255

Total assets	769,198,912

Liabilities
Payables:
Investment securities purchased	793,097
Manager (See Note 3)	465,770
Fund shares redeemed	186,761
NYLIFE Distributors (See Note 3)	59,030
Shareholder communication	48,231
Professional fees	18,293
Custodian	11,215
Trustees	1,335
Accrued expenses	3,044

Total liabilities	1,586,776

Net assets	$767,612,136

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$60,342
Additional paid-in capital	615,059,436

615,119,778
Undistributed net investment income	23,349,880
Accumulated net realized gain (loss) on investments and foreign currency transactions	64,323,844
Net unrealized appreciation (depreciation) on investments	64,831,032
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(12,398)

Net assets	$767,612,136

Initial Class
Net assets applicable to outstanding shares	$478,799,253

Shares of beneficial interest outstanding	37,573,865

Net asset value per share outstanding	$12.74

Service Class
Net assets applicable to outstanding shares	$288,812,883

Shares of beneficial interest outstanding	22,768,073

Net asset value per share outstanding	$12.68

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-499

Statement of Operations for the six months ended June 30, 2016 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$11,380,362
Interest	39,955

Total income	11,420,317

Expenses
Manager (See Note 3)	2,746,793
Distribution and service—Service Class (See Note 3)	344,491
Shareholder communication	53,106
Professional fees	36,861
Custodian	16,183
Trustees	9,512
Miscellaneous	14,464

Total expenses	3,221,410

Net investment income (loss)	8,198,907

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	12,706,693
Foreign currency transactions	(57,187)

Net realized gain (loss) on investments and foreign currency transactions	12,649,506

Net change in unrealized appreciation (depreciation) on:
Investments	26,194,341
Translation of other assets and liabilities in foreign currencies	(8,994)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	26,185,347

Net realized and unrealized gain (loss) on investments and foreign currency transactions	38,834,853

Net increase (decrease) in net assets resulting from operations	$47,033,760

(a)	Dividends recorded net of foreign withholding taxes in the amount of $150,496.

M-500	MainStay VP T. Rowe Price Equity Income Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2016 (Unaudited) and the year ended December 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$8,198,907	$14,439,461
Net realized gain (loss) on investments and foreign currency transactions	12,649,506	52,104,863
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	26,185,347	(123,523,631)

Net increase (decrease) in net assets resulting from operations	47,033,760	(56,979,307)

Dividends and distributions to shareholders:
From net investment income:
Initial Class	—	(8,961,163)
Service Class	—	(4,482,346)

	—	(13,443,509)

From net realized gain on investments:
Initial Class	—	(27,636,896)
Service Class	—	(16,269,485)

	—	(43,906,381)

Total dividends and distributions to shareholders	—	(57,349,890)

Capital share transactions:
Net proceeds from sale of shares	27,446,714	91,751,123
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	57,349,890
Cost of shares redeemed	(62,026,261)	(137,440,286)

Increase (decrease) in net assets derived from capital share transactions	(34,579,547)	11,660,727

Net increase (decrease) in net assets	12,454,213	(102,668,470)

Net Assets
Beginning of period	755,157,923	857,826,393

End of period	$767,612,136	$755,157,923

Undistributed net investment income at end of period	$23,349,880	$15,150,973

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-501

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,			February 17, 2012** through December 31,
	2016*		2015	2014	2013	2012
Net asset value at beginning of period	$11.97		$13.90	$13.77	$10.79	$10.00

Net investment income (loss) (a)	0.14		0.25	0.26	0.21	0.19
Net realized and unrealized gain (loss) on investments	0.63		(1.21)	0.78	3.03	0.60
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	(0.00)‡	—	—

Total from investment operations	0.77		(0.96)	1.04	3.24	0.79

Less dividends and distributions:
From net investment income	—		(0.24)	(0.21)	(0.16)	—
From net realized gain on investments	—		(0.73)	(0.70)	(0.10)	—

Total dividends and distributions	—		(0.97)	(0.91)	(0.26)	—

Net asset value at end of period	$12.74		$11.97	$13.90	$13.77	$10.79

Total investment return	6.43	%(b)	(6.78%)	7.74%	30.36%	7.90	%(b)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.31	%††	1.90%	1.89%	1.72%	2.15	%††
Net expenses	0.78	%††	0.77%	0.78%	0.78%	0.79	%††
Expenses (before waiver/reimbursement)	0.78	%††	0.77%	0.79%	0.83%	0.84	%††
Portfolio turnover rate	13%		42%	18%	20%	15%
Net assets at end of period (in 000’s)	$478,799		$473,818	$534,825	$448,471	$374,322

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

M-502	MainStay VP T. Rowe Price Equity Income Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Service Class
	Six months ended June 30,		Year ended December 31,			February 17, 2012** through December 31,
	2016*		2015	2014	2013	2012
Net asset value at beginning of period	$11.93		$13.85	$13.73	$10.76	$10.00

Net investment income (loss) (a)	0.12		0.22	0.23	0.18	0.17
Net realized and unrealized gain (loss) on investments	0.63		(1.21)	0.77	3.03	0.59
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	(0.00)‡	—	—

Total from investment operations	0.75		(0.99)	1.00	3.21	0.76

Less dividends and distributions:
From net investment income	—		(0.20)	(0.18)	(0.14)	—
From net realized gain on investments	—		(0.73)	(0.70)	(0.10)	—

Total dividends and distributions	—		(0.93)	(0.88)	(0.24)	—

Net asset value at end of period	$12.68		$11.93	$13.85	$13.73	$10.76

Total investment return	6.29	%(b)(c)	(7.01%)	7.47%	30.04%	7.60	%(b)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.06	%††	1.64%	1.64%	1.47%	1.85	%††
Net expenses	1.03	%††	1.02%	1.03%	1.03%	1.04	%††
Expenses (before waiver/reimbursement)	1.03	%††	1.02%	1.04%	1.08%	1.09	%††
Portfolio turnover rate	13%		42%	18%	20%	15%
Net assets at end of period (in 000’s)	$288,813		$281,340	$323,002	$313,698	$242,081

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-503

MainStay VP Unconstrained Bond Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2016

Class	Six Months	One Year	Five Years	Since Inception (4/29/11)	Gross Expense Ratio[1]
Initial Class Shares	3.17%	–0.27%	3.91%	3.60%	0.65%
Service Class Shares	3.05	–0.52	3.66	3.35	0.90

Benchmark Performance	Six Months	One Year	Five Years	Since Inception (4/29/11)
Barclays U.S. Aggregate Bond Index[2]	5.31%	6.00%	3.76%	3.84%
BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index[2]	0.31	0.41	0.34	0.34
Morningstar Nontraditional Bond Category Average[2]	2.02	0.19	1.80	1.61

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.

M-504	MainStay VP Unconstrained Bond Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Unconstrained Bond Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2016 to June 30, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2016, to June 30, 2016. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

June 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/16	Ending Account Value (Based on Actual Returns and Expenses) 6/30/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/16	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,031.70	$3.74	$1,021.20	$3.72

Service Class Shares	$1,000.00	$1,030.50	$5.00	$1,019.90	$4.97

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.74% for Initial Class and 0.99% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-505

Portfolio Composition as of June 30, 2016 (Unaudited)

See Portfolio of Investments beginning on page M-510 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of June 30, 2016 (excluding short-term investment) (Unaudited)

1.	Morgan Stanley, 4.30%–6.375%, due 11/1/22–7/29/49

2.	Bank of America Corp.

3.	Goldman Sachs Group, Inc. (The), 3.625%–6.75%, due 1/22/23–7/8/44

4.	Citigroup, Inc., 2.50%–6.30%, due 7/29/19–12/29/49

5.	Scientific Games International, Inc., 6.00%–10.00%, due 10/18/20–12/1/22
6.	Verizon Communications, Inc., 3.00%–5.15%, due 11/1/21–11/1/24

7.	First Data Corp., 4.452%–7.00%, due 3/24/21–1/15/24

8.	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 4.25%–5.50%, due 3/15/22–3/1/25

9.	Anheuser-Busch InBev Finance, Inc., 3.65%–4.90%, due 2/1/26–2/1/46

10.	Aramark Services, Inc., 3.25%–5.75%, due 3/15/20–6/1/26

M-506	MainStay VP Unconstrained Bond Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Dan Roberts, Ph.D., Michael Kimble, CFA, Louis N. Cohen, CFA, and Taylor Wagenseil1 of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP Unconstrained Bond Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2016?

For the six months ended June 30, 2016, MainStay VP Unconstrained Bond Portfolio returned 3.17% for Initial Class shares and 3.05% for Service Class shares. Over the same period, both share classes underperformed the 5.31% return of the Barclays U.S. Aggregate Bond Index,2 which is the Portfolio’s primary benchmark. Both share classes outperformed the 0.31% return of the BofA Merrill Lynch U.S. Dollar 3-Month LIBOR2 Constant Maturity Index,2 which is a secondary benchmark of the Portfolio. Both share classes outperformed the 2.02% return of the Morningstar Nontraditional Bond Category Average2 for the six months ended June 30, 2016.

What factors affected the Portfolio’s relative performance during the reporting period?

Throughout the reporting period, our strategy was to maintain long positions in credit—including high-yield securities and bank loans—along with a short-duration3 posture and a yield-curve4 flattening bias. Though the Portfolio’s credit positioning was beneficial to performance relative to the Portfolio’s benchmark, the Portfolio underperformed its benchmark because of an underweight position in U.S. Treasury securities and a short-duration bias. During the reporting period, U.S. Treasury bond prices rallied because investors were unable to get sufficient yield in international sovereign bond markets and continued to flock to the U.S. markets for yield. In addition, longer-duration bonds performed well, so the Portfolio’s shorter-duration positioning lagged.

In the second half of the reporting period, corporate bonds rallied with stocks as the correction in commodity prices helped abate fears that the U.S. would slip into recession and that the Chinese economy would grind to a halt.

Regarding the Portfolio’s credit bias, there was significant spread5 compression during the second half of the reporting period. The segments of the U.S. high-yield market that had borne the brunt of the earlier sell-off rebounded sharply as the rally progressed. Energy and metals & mining posted double-digit returns; issues rated CCC outperformed ones rated B, which in turn outperformed issues rated BB.6 The Portfolio held overweight positions in investment-grade and high-yield corporate bonds relative to the Barclays U.S. Aggregate Bond Index. Hard-asset industries such as energy and metals & mining were among the best-performers during the reporting period. As the reporting period progressed, we slightly reduced the Portfolio’s exposure to energy companies with weaker credit profiles.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

To reduce the Portfolio’s duration, we had a sizeable position to a short in two-year U.S. Treasury securities through the use of U.S. Treasury futures and interest-rate swaps. The cost of this hedge against duration detracted from performance as the yield on two-year U.S. Treasury securities moved lower.

1.	Effective August 6, 2016, Mr. Taylor Wagenseil no longer serves as portfolio manager. From August 6, 2016, through August 2017, Mr. Wagenseil will provide non-discretionary advisory support to the Portfolio’s portfolio management team as a Senior Advisor.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “spread product” refers to asset classes that typically trade at a spread to comparable U.S. Treasury securities.
6.	An obligation rated ‘BB’ by Standard & Poor’s (“S&P”) is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. An obligation rated ‘B’ by S&P is deemed by S&P to be more vulnerable to nonpayment than obligations rated ‘BB’, but in the opinion of S&P, the obligor currently has the capacity to meet its financial commitment on the obligation. It is the opinion of S&P that adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation. An obligation rated ‘CCC’ by S&P is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

M-507

What was the Portfolio’s duration strategy during the reporting period?

In an effort to reduce the Portfolio’s sensitivity to interest rates, we maintained a Portfolio duration of about 1 year. At the end of the reporting period, the Portfolio’s duration was 1.3 years, considerably shorter than the duration of the Barclays U.S. Aggregate Bond Index.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

Throughout the reporting period there were many events that had to be considered regarding the Portfolio’s positioning, such as inconsistent economic data, monetary policies at central banks around the globe, volatility in energy prices, China’s slowing economy and Britain’s referendum to exit the European Union (Brexit) near the end of June. Even so, we believed that corporate bonds (both investment grade and high yield) warranted an overweight position relative to U.S. government-related securities for several reasons. Among these were the low-interest-rate environment, significant refinancing in the credit markets, improved balance sheet fundamentals and a favorable supply/demand balance for corporate debt.

With these factors in mind, we did not make any major shifts in the Portfolio’s positioning during the reporting period. We continued the Portfolio’s credit bias, slightly increased the Portfolio’s exposure to investment-grade credit and reduced the Portfolio’s cash position. Within credit, we slightly reduced the Portfolio’s energy position.

During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s performance and which market segments were particularly weak?

The Portfolio’s high-yield positioning was the most substantial contributor to the Portfolio’s performance during the reporting period. As energy and commodity prices rebounded in the second quarter of 2016, so did bond prices in those sectors, along with the rest of the high-yield market. Because the Portfolio held an overweight position in credit during the reporting period, it was underweight in U.S. Treasury securities. Relative to the Barclays U.S. Aggregate Bond Index, the underweight position in U.S. Treasury securities detracted from performance as U.S. Treasury prices rallied during the reporting period.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, we purchased bonds of regional bank holding company Huntington Bancshares and government-outsourced services company GEO Group. Huntington Bancshares is a holding company for The Huntington National Bank, which provides commercial, small-business, consumer and mortgage-banking services. We purchased the bonds for the Portfolio on a new-issue basis, and they offered an attractive coupon. GEO specializes in the management of correctional, detention and re-entry facilities.

During the reporting period, we sold bonds of pipeline company Energy Transfer Partners and banking company HSBC. Energy Transfer Partners’ merger with another energy company began to unravel, which had a negative impact on the bonds. The HSBC position was exited because of growing concerns regarding idiosyncratic risks in the European markets.

How did the Portfolio’s sector weightings change during the reporting period?

The Portfolio witnessed increased bouts of volatility during the reporting period, and we believed that this would persist into the near future because of changing market technical conditions and reduced liquidity. Even so, we did not make any significant changes to the Portfolio’s positioning. The high-yield component of the Portfolio pared back exposure to companies with weaker credit profiles. The Portfolio moderately increased its exposure to investment-grade credits. The Portfolio’s duration remained consistent throughout the reporting period.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2016, the Portfolio maintained overweight positions relative to the Barclays U.S. Aggregate Bond Index in spread products, specifically in high-yield bonds and, to a more moderate degree, in bank loans. The increased volatility experienced as 2015 came to a close created a wider disparity between spreads and defaults. This increased our commitment to the Portfolio’s overweight position in high-yield securities. The Portfolio held underweight positions relative to the Index in sectors that tend to be more rate-sensitive, such as U.S. Treasury securities and agency securities.

M-508	MainStay VP Unconstrained Bond Portfolio

At the end of the reporting period, we were encouraged by continued moderate U.S. economic growth, which was supported by low unemployment, a strengthening housing market and healthy consumer-spending trends.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-509

Portfolio of Investments June 30, 2016 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 89.7%† Asset-Backed Securities 0.1%
Home Equity 0.1%
Carrington Mortgage Loan Trust Series 2006-NC4, Class A5 0.506%, due 10/25/36 (a)	$48,985	$47,476
Citigroup Mortgage Loan Trust Series 2007-AHL2, Class A3A 0.516%, due 5/25/37 (a)	33,480	23,395
First NLC Trust Series 2007-1, Class A1 0.516%, due 8/25/37 (a)(b)	87,146	46,208
GSAA Home Equity Trust Series 2006-14, Class A1 0.496%, due 9/25/36 (a)	183,604	92,319
Home Equity Loan Trust Series 2007-FRE1, Class 2AV1 0.576%, due 4/25/37 (a)	17,756	17,278
HSI Asset Securitization Corp. Trust Series 2007-NC1, Class A1 0.546%, due 4/25/37 (a)	838	586
JPMorgan Mortgage Acquisition Corp. Series 2007-HE1, Class AF1 0.546%, due 3/25/47 (a)	33,470	16,984
MASTR Asset Backed Securities Trust Series 2006-HE4, Class A1 0.496%, due 11/25/36 (a)	22,767	10,009
Morgan Stanley ABS Capital I Trust Series 2006-HE6, Class A2B 0.546%, due 9/25/36 (a)	80,200	36,887
Series 2006-HE8, Class A2B 0.546%, due 10/25/36 (a)	41,340	22,070
Series 2007-HE4, Class A2A 0.556%, due 2/25/37 (a)	21,648	9,607
Series 2007-NC2, Class A2FP 0.596%, due 2/25/37 (a)	82,314	46,817
Renaissance Home Equity Loan Trust Series 2007-2, Class AF1 5.893%, due 6/25/37 (c)	203,447	96,814
Securitized Asset Backed Receivables LLC Trust Series 2007-BR4, Class A2A 0.536%, due 5/25/37 (a)	97,607	56,870
Soundview Home Equity Loan Trust Series 2007-OPT1, Class 2A1 0.526%, due 6/25/37 (a)	84,695	52,560
Series 2006-EQ2, Class A2 0.556%, due 1/25/37 (a)	53,001	36,476

	Principal Amount	Value
Home Equity (continued)
Specialty Underwriting & Residential Finance Trust Series 2006-BC4, Class A2B 0.556%, due 9/25/37 (a)	$565,791	$268,132

		880,488

Student Loans 0.0%‡
KeyCorp Student Loan Trust Series 2000-A, Class A2 0.949%, due 5/25/29 (a)	209,553	201,610

Total Asset-Backed Securities (Cost $1,453,411)		1,082,098

Convertible Bonds 0.5%
Airlines 0.1%
AirTran Holdings, Inc. 5.25%, due 11/1/16	250,000	687,500

Commercial Services 0.0%‡
Live Nation Entertainment, Inc. 2.50%, due 5/15/19	240,000	241,800

Health Care—Products 0.2%
Danaher Corp. (zero coupon), due 1/22/21	266,000	780,710
Teleflex, Inc. 3.875%, due 8/1/17	322,000	930,177

		1,710,887

Health Care—Services 0.0%‡
Anthem, Inc. 2.75%, due 10/15/42	160,000	292,100

Internet 0.1%
Priceline Group, Inc. (The) 1.00%, due 3/15/18	305,000	424,903
Yahoo!, Inc. (zero coupon), due 12/1/18	275,000	274,313

		699,216

Oil & Gas Services 0.0%‡
Helix Energy Solutions Group, Inc. 3.25%, due 3/15/32	381,000	339,566

Pharmaceuticals 0.1%
Teva Pharmaceutical Finance Co. LLC 0.25%, due 2/1/26	295,000	371,147

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of June 30, 2016, excluding short-term investment. May be subject to change daily.

M-510	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Convertible Bonds (continued)
Real Estate Investment Trusts 0.0%‡
SL Green Operating Partnership, L.P. 3.00%, due 10/15/17 (b)	$250,000	$340,625

Software 0.0%‡
Salesforce.com, Inc. 0.25%, due 4/1/18	190,000	245,931

Total Convertible Bonds (Cost $3,381,185)		4,928,772

Corporate Bonds 74.9%
Advertising 0.4%
Lamar Media Corp. 5.00%, due 5/1/23	900,000	927,000
5.375%, due 1/15/24	2,925,000	3,027,375

		3,954,375

Aerospace & Defense 1.2%
KLX, Inc. 5.875%, due 12/1/22 (b)	3,685,000	3,611,300
Orbital ATK, Inc. 5.50%, due 10/1/23	2,885,000	3,007,612
TransDigm, Inc. 6.00%, due 7/15/22 (d)	2,155,000	2,166,163
Triumph Group, Inc. 4.875%, due 4/1/21	1,975,000	1,856,500

		10,641,575

Agriculture 0.5%
Bunge, Ltd. Finance Corp. 3.50%, due 11/24/20	4,435,000	4,648,847

Airlines 1.1%
American Airlines Pass-Through Trust 4.00%, due 3/22/29	1,000,000	1,025,000
Continental Airlines, Inc. Series 2007-1, Class A 5.983%, due 10/19/23	644,922	722,313
Series 2003-ERJ1 7.875%, due 1/2/20	131,368	136,045
Series 2004-ERJ1 9.558%, due 3/1/21	12,105	12,985
Series 2005-ERJ1 9.798%, due 10/1/22	453,523	500,009
Delta Air Lines, Inc. Series 2011-1 Class A Pass Through Trust 5.30%, due 10/15/20	206,391	219,807
Series 2010-1 Class A Pass Through Trust 6.20%, due 1/2/20	53,235	56,895

	Principal Amount		Value
Airlines (continued)
Northwest Airlines, Inc. Series 2007-1, Class A 7.027%, due 5/1/21		$64,750	$73,006
U.S. Airways Group, Inc. Series 2012-1 Class A, Pass Through Trust 5.90%, due 4/1/26		1,502,157	1,719,969
Series 2010-1 Class A, Pass Through Trust 6.25%, due 10/22/24		1,117,389	1,254,269
United Airlines, Inc. Series 2014-2 Class B, Pass Through Trust 4.625%, due 3/3/24		1,664,156	1,668,317
Series 2007-1 6. 636%, due 1/2/24		2,369,633	2,511,810
Series 2009-2, Class A 9.75%, due 7/15/18		59,790	61,822

			9,962,247

Auto Manufacturers 1.0%
Ford Holdings LLC 9.30%, due 3/1/30		215,000	299,914
Ford Motor Co. 6.625%, due 10/1/28		51,000	64,467
7.45%, due 7/16/31		614,000	823,291
8.90%, due 1/15/32		135,000	184,182
Ford Motor Credit Co. LLC 8.125%, due 1/15/20		1,584,000	1,889,197
General Motors Financial Co., Inc. 3.45%, due 4/10/22		4,000,000	3,997,176
Navistar International Corp. 8.25%, due 11/1/21		3,215,000	2,258,537

			9,516,764

Auto Parts & Equipment 2.2%
Dana Holding Corp. 5.375%, due 9/15/21		4,450,000	4,563,475
Goodyear Tire & Rubber Co. (The) 7.00%, due 5/15/22		4,040,000	4,307,650
MPG Holdco I, Inc. 7.375%, due 10/15/22		3,900,000	3,831,750
Schaeffler Finance B.V.
4.75%, due 5/15/21 (b)		2,000,000	2,042,500
4.75%, due 5/15/23 (b)		2,195,000	2,227,925
ZF North America Capital, Inc. 4.50%, due 4/29/22 (b)		3,380,000	3,426,475

			20,399,775

Banks 9.4%
♦Bank of America Corp.
1.207%, due 5/6/19 (a)	EUR	1,000,000	1,114,855
4.875%, due 4/1/44		$515,000	586,892
5.00%, due 1/21/44		1,605,000	1,856,462

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-511

Portfolio of Investments June 30, 2016 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
Bank of America Corp. (continued)
5.125%, due 12/29/49 (a)	$2,010,000	$1,894,425
5.625%, due 7/1/20	1,390,000	1,563,806
5.875%, due 2/7/42	465,000	586,952
6.11%, due 1/29/37	1,438,000	1,706,833
6.30%, due 12/29/49 (a)	1,810,000	1,923,125
7.625%, due 6/1/19	95,000	109,956
8.57%, due 11/15/24	455,000	589,586
Barclays Bank PLC 5.14%, due 10/14/20	2,463,000	2,610,145
Capital One Financial Corp. 5.55%, due 12/29/49 (a)(d)	4,990,000	4,927,625
CIT Group, Inc.
3.875%, due 2/19/19	810,000	814,050
4.25%, due 8/15/17	1,930,000	1,965,705
5.25%, due 3/15/18	1,780,000	1,833,898
♦Citigroup, Inc.
2.50%, due 7/29/19	2,540,000	2,587,320
4.65%, due 7/30/45	1,890,000	2,076,976
6.30%, due 12/29/49 (a)	4,290,000	4,268,121
Citizens Bank N.A. 2.55%, due 5/13/21	1,145,000	1,156,056
Citizens Financial Group, Inc.
4.15%, due 9/28/22 (b)	1,450,000	1,510,452
4.30%, due 12/3/25	2,550,000	2,684,005
Discover Bank
7.00%, due 4/15/20	1,005,000	1,144,596
8.70%, due 11/18/19	420,000	494,555
♦Goldman Sachs Group, Inc. (The)
3.625%, due 1/22/23	2,813,000	2,950,719
4.80%, due 7/8/44	2,700,000	2,988,862
6.75%, due 10/1/37	4,225,000	5,211,681
Huntington Bancshares, Inc. 3.15%, due 3/14/21	3,910,000	4,050,439
JPMorgan Chase & Co.
4.95%, due 6/1/45	1,025,000	1,125,427
6.125%, due 12/29/49 (a)	2,660,000	2,756,425
6.40%, due 5/15/38	920,000	1,259,969
♦Morgan Stanley
4.30%, due 1/27/45	3,710,000	3,904,946
4.875%, due 11/1/22	1,931,000	2,114,553
5.00%, due 11/24/25	3,450,000	3,777,029
5.45%, due 7/29/49 (a)	2,600,000	2,496,000
6.375%, due 7/24/42	595,000	805,762
Royal Bank of Scotland Group PLC
5.125%, due 5/28/24	3,589,000	3,499,645
6.125%, due 12/15/22	970,000	1,017,251
Wachovia Corp. 5.50%, due 8/1/35	655,000	755,926
Wells Fargo & Co.
4.90%, due 11/17/45	115,000	125,845

	Principal Amount	Value
Banks (continued)
Wells Fargo & Co. (continued)
5.375%, due 11/2/43	$775,000	$902,853
5.875%, due 12/29/49 (a)	595,000	634,419
5.90%, due 12/29/49 (a)	2,780,000	2,859,925
Wells Fargo Bank N.A. 5.85%, due 2/1/37	300,000	376,972
Wells Fargo Capital X 5.95%, due 12/1/86	1,925,000	2,030,875

		85,651,919

Beverages 1.1%
♦Anheuser-Busch InBev Finance, Inc.
3.65%, due 2/1/26	4,185,000	4,483,165
4.90%, due 2/1/46	2,000,000	2,343,684
Constellation Brands, Inc. 4.25%, due 5/1/23	2,985,000	3,104,400

		9,931,249

Biotechnology 0.6%
Biogen, Inc. 3.625%, due 9/15/22	3,560,000	3,778,972
Gilead Sciences, Inc. 4.50%, due 2/1/45	2,000,000	2,180,030

		5,959,002

Building Materials 2.1%
Fortune Brands Home & Security, Inc. 4.00%, due 6/15/25 (d)	4,630,000	4,923,926
Masco Corp.
4.375%, due 4/1/26	1,745,000	1,799,950
7.125%, due 3/15/20	1,100,000	1,266,650
Masonite International Corp. 5.625%, due 3/15/23 (b)	4,000,000	4,150,000
Standard Industries, Inc. 5.375%, due 11/15/24 (b)	4,290,000	4,365,075
USG Corp.
5.50%, due 3/1/25 (b)	320,000	335,200
5.875%, due 11/1/21 (b)	1,451,000	1,518,109
6.30%, due 11/15/16	280,000	285,681
9.75%, due 1/15/18	582,000	638,018

		19,282,609

Chemicals 1.0%
Ashland, Inc. 4.75%, due 8/15/22	2,525,000	2,512,375
Dow Chemical Co. (The) 8.55%, due 5/15/19	197,000	233,846
Hexion, Inc.
6.625%, due 4/15/20	985,000	823,756
8.875%, due 2/1/18	690,000	598,575
Huntsman International LLC 5.125%, due 11/15/22	1,925,000	1,905,750
W.R. Grace & Co. 5.125%, due 10/1/21 (b)	2,915,000	2,995,162

		9,069,464

M-512	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Commercial Services 1.1%
Hertz Corp. (The) 6.25%, due 10/15/22	$2,245,000	$2,312,350
Service Corp. International 5.375%, due 1/15/22	3,699,000	3,809,970
United Rentals North America, Inc.
4.625%, due 7/15/23	1,350,000	1,361,813
5.75%, due 11/15/24	1,000,000	1,007,500
6.125%, due 6/15/23	1,489,000	1,550,421

		10,042,054

Computers 0.5%
NCR Corp.
5.00%, due 7/15/22	3,545,000	3,474,100
6.375%, due 12/15/23	1,300,000	1,326,000

		4,800,100

Diversified Financial Services 0.1%
Peachtree Corners Funding Trust 3.976%, due 2/15/25 (b)	560,000	561,451

Electric 1.6%
Calpine Corp. 5.75%, due 1/15/25	4,300,000	4,181,750
Duquesne Light Holdings, Inc. 5.90%, due 12/1/21 (b)	1,494,000	1,712,629
FirstEnergy Transmission LLC 5.45%, due 7/15/44 (b)	3,160,000	3,442,902
Great Plains Energy, Inc.
4.85%, due 6/1/21	1,455,000	1,598,757
5.292%, due 6/15/22 (c)	795,000	889,192
Puget Energy, Inc. 5.625%, due 7/15/22	585,000	667,900
WEC Energy Group, Inc. 6.25%, due 5/15/67 (a)	2,689,000	2,133,399

		14,626,529

Entertainment 1.2%
International Game Technology PLC 6.25%, due 2/15/22 (b)	2,595,000	2,637,169
Isle of Capri Casinos, Inc.
5.875%, due 3/15/21	422,000	437,825
8.875%, due 6/15/20	2,750,000	2,866,875
Mohegan Tribal Gaming Authority 9.75%, due 9/1/21	1,321,000	1,406,865
♦Scientific Games International, Inc.
7.00%, due 1/1/22 (b)	1,710,000	1,718,550
10.00%, due 12/1/22	1,925,000	1,564,062

		10,631,346

	Principal Amount	Value
Finance—Auto Loans 0.7%
Ally Financial, Inc.
3.50%, due 1/27/19	$3,175,000	$3,155,156
8.00%, due 11/1/31	2,565,000	2,968,988

		6,124,144

Finance—Consumer Loans 1.7%
Navient Corp.
5.00%, due 10/26/20	510,000	478,125
8.00%, due 3/25/20	1,598,000	1,632,964
OneMain Financial Holdings, Inc. 7.25%, due 12/15/21 (b)	4,665,000	4,466,737
Springleaf Finance Corp.
5.25%, due 12/15/19	1,140,000	1,061,625
6.00%, due 6/1/20 (d)	2,050,000	1,919,313
7.75%, due 10/1/21	1,940,000	1,867,250
Synchrony Financial 4.50%, due 7/23/25	4,000,000	4,147,596

		15,573,610

Finance—Credit Card 0.0%‡
Discover Financial Services 3.85%, due 11/21/22	300,000	304,679

Finance—Investment Banker/Broker 0.1%
Jefferies Group LLC
5.125%, due 1/20/23	552,000	579,881
6.45%, due 6/8/27	750,000	833,131

		1,413,012

Finance—Leasing Companies 0.6%
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 4.625%, due 10/30/20	3,585,000	3,716,749
International Lease Finance Corp. 5.875%, due 4/1/19	1,385,000	1,476,756

		5,193,505

Food 2.1%
Kerry Group Financial Services 3.20%, due 4/9/23 (b)	2,151,000	2,162,153
Kraft Heinz Foods Co.
4.875%, due 2/15/25 (b)	2,252,000	2,469,773
5.00%, due 6/4/42	1,840,000	2,115,470
Pilgrim’s Pride Corp. 5.75%, due 3/15/25 (b)	2,705,000	2,698,237
Smithfield Foods, Inc.
6.625%, due 8/15/22	2,485,000	2,602,267
7.75%, due 7/1/17	794,000	837,670
Sysco Corp. 3.30%, due 7/15/26	1,735,000	1,800,016
Whole Foods Market, Inc. 5.20%, due 12/3/25 (b)	4,210,000	4,539,159

		19,224,745

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-513

Portfolio of Investments June 30, 2016 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Food Services 0.5%
♦Aramark Services, Inc.
4.75%, due 6/1/26 (b)	$2,790,000	$2,734,200
5.125%, due 1/15/24 (b)	1,555,000	1,586,100
5.75%, due 3/15/20	589,000	606,670

		4,926,970

Forest Products & Paper 0.4%
Domtar Corp. 10.75%, due 6/1/17	201,000	214,295
Georgia-Pacific LLC 8.00%, due 1/15/24	2,180,000	2,912,295
International Paper Co. 7.30%, due 11/15/39	157,000	206,426

		3,333,016

Gas 0.3%
AmeriGas Partners, L.P. / AmeriGas Finance Corp. 5.625%, due 5/20/24	2,754,000	2,774,655

Hand & Machine Tools 0.1%
Milacron LLC / Mcron Finance Corp. 7.75%, due 2/15/21 (b)	750,000	772,500

Health Care—Products 1.5%
Alere, Inc.
6.50%, due 6/15/20	2,868,000	2,853,660
7.25%, due 7/1/18	1,000,000	1,026,250
Greatbatch, Ltd. 9.125%, due 11/1/23 (b)	2,705,000	2,694,856
Hologic, Inc. 5.25%, due 7/15/22 (b)	3,840,000	4,012,800
Mallinckrodt International Finance S.A. / Mallinckrodt CB LLC
4.875%, due 4/15/20 (b)	425,000	410,125
5.75%, due 8/1/22 (b)	1,405,000	1,334,750
Zimmer Biomet Holdings, Inc. 2.70%, due 4/1/20	1,190,000	1,204,447

		13,536,888

Health Care—Services 2.1%
CHS / Community Health Systems, Inc. 5.125%, due 8/1/21	3,825,000	3,796,313
DaVita HealthCare Partners, Inc. 5.75%, due 8/15/22	4,225,000	4,420,406
HCA, Inc.
5.00%, due 3/15/24	3,450,000	3,570,750
5.875%, due 3/15/22	1,000,000	1,087,500
7.50%, due 2/15/22	1,350,000	1,534,950

	Principal Amount	Value
Health Care—Services (continued)
Tenet Healthcare Corp.
4.153%, due 6/15/20 (a)	$3,250,000	$3,209,375
6.00%, due 10/1/20 (d)	1,545,000	1,629,975

		19,249,269

Home Builders 4.0%
Beazer Homes USA, Inc.
5.75%, due 6/15/19	1,114,000	1,013,740
7.25%, due 2/1/23	1,250,000	1,021,875
CalAtlantic Group, Inc.
5.875%, due 11/15/24	800,000	824,000
6.25%, due 12/15/21	1,150,000	1,221,875
8.375%, due 5/15/18 (d)	885,000	970,181
8.375%, due 1/15/21	1,100,000	1,267,750
D.R. Horton, Inc. 3.75%, due 3/1/19	3,905,000	3,963,575
K Hovnanian Enterprises, Inc.
7.00%, due 1/15/19 (b)	1,365,000	928,200
7.25%, due 10/15/20 (b)	2,785,000	2,409,025
KB Home
7.50%, due 9/15/22	1,760,000	1,812,800
8.00%, due 3/15/20	1,925,000	2,059,750
Lennar Corp.
4.50%, due 6/15/19	2,970,000	3,082,563
4.50%, due 11/15/19	1,300,000	1,354,145
6.95%, due 6/1/18	46,000	48,645
MDC Holdings, Inc.
5.50%, due 1/15/24	2,425,000	2,400,750
5.625%, due 2/1/20	1,072,000	1,106,840
Shea Homes, L.P. / Shea Homes Funding Corp. 5.875%, due 4/1/23 (b)	4,495,000	4,450,050
Toll Brothers Finance Corp. 5.875%, due 2/15/22	2,475,000	2,663,100
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc. 4.375%, due 6/15/19 (d)	4,230,000	4,251,150

		36,850,014

Household Products & Wares 0.3%
Spectrum Brands, Inc.
5.75%, due 7/15/25	1,265,000	1,317,181
6.375%, due 11/15/20	1,028,000	1,072,975

		2,390,156

Housewares 0.7%
Newell Brands, Inc. 3.85%, due 4/1/23	6,000,000	6,364,014

Insurance 3.8%
Allstate Corp. (The) 6.50%, due 5/15/67 (a)	3,047,000	3,290,760

M-514	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Insurance (continued)
Berkshire Hathaway Finance Corp. 1.45%, due 3/7/18	$3,895,000	$3,930,779
Chubb Corp. (The) 6.375%, due 3/29/67 (a)	2,495,000	2,170,650
Genworth Holdings, Inc.
4.90%, due 8/15/23 (d)	1,835,000	1,380,838
6.15%, due 11/15/66 (a)	1,350,000	445,500
7.20%, due 2/15/21	450,000	379,125
Liberty Mutual Group, Inc.
7.80%, due 3/7/87 (b)	102,000	111,180
10.75%, due 6/15/88 (a)(b)	987,000	1,431,150
Lincoln National Corp. 2.985%, due 5/17/66 (a)	7,583,000	5,232,270
Markel Corp. 5.00%, due 4/5/46	2,600,000	2,744,492
Oil Insurance, Ltd. 3.613%, due 12/29/49 (a)(b)	1,648,000	1,285,440
Pacific Life Insurance Co. 9.25%, due 6/15/39 (b)	1,046,000	1,585,952
Progressive Corp. (The) 6.70%, due 6/15/67 (a)	138,000	126,615
Protective Life Corp. 8.45%, due 10/15/39	1,564,000	2,188,357
Prudential Financial, Inc. 5.625%, due 6/15/43 (a)	1,245,000	1,298,311
Validus Holdings, Ltd. 8.875%, due 1/26/40	1,655,000	2,272,828
Voya Financial, Inc.
2.90%, due 2/15/18	378,000	385,074
3.65%, due 6/15/26	410,000	411,932
XLIT, Ltd.
4.45%, due 3/31/25	2,665,000	2,689,323
6.50%, due 10/29/49 (a)	1,516,000	1,053,620

		34,414,196

Internet 0.4%
Priceline Group, Inc. (The) 3.60%, due 6/1/26	3,935,000	4,064,068

Iron & Steel 1.1%
AK Steel Corp.
7.625%, due 5/15/20	800,000	764,000
7.625%, due 10/1/21	2,860,000	2,595,450
ArcelorMittal
7.25%, due 2/25/22	1,575,000	1,657,687
8.00%, due 10/15/39	1,500,000	1,455,000
Cliffs Natural Resources, Inc. 5.90%, due 3/15/20	760,000	566,200
Steel Dynamics, Inc. 5.25%, due 4/15/23	2,100,000	2,142,000

	Principal Amount	Value
Iron & Steel (continued)
United States Steel Corp. 7.375%, due 4/1/20	$823,000	$774,402

		9,954,739

Leisure Time 0.5%
NCL Corp., Ltd. 5.25%, due 11/15/19 (b)	1,725,000	1,742,250
Royal Caribbean Cruises, Ltd.
5.25%, due 11/15/22	1,850,000	1,947,125
7.25%, due 3/15/18	600,000	648,000

		4,337,375

Lodging 1.6%
Boyd Gaming Corp. 6.375%, due 4/1/26 (b)	1,601,000	1,673,045
MGM Resorts International
6.00%, due 3/15/23	2,300,000	2,426,500
6.75%, due 10/1/20	1,194,000	1,304,445
8.625%, due 2/1/19	475,000	533,425
Starwood Hotels & Resorts Worldwide, Inc.
6.75%, due 5/15/18	185,000	201,810
7.15%, due 12/1/19	1,334,000	1,545,285
♦Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.
4.25%, due 5/30/23 (b)	1,150,000	1,063,750
5.375%, due 3/15/22	3,275,000	3,295,469
5.50%, due 3/1/25 (b)	2,790,000	2,699,325

		14,743,054

Machinery—Construction & Mining 0.3%
Terex Corp. 6.00%, due 5/15/21	2,465,000	2,468,081

Machinery—Diversified 0.9%
CNH Industrial Capital LLC 4.875%, due 4/1/21	4,355,000	4,431,212
Zebra Technologies Corp. 7.25%, due 10/15/22 (d)	3,775,000	4,001,500

		8,432,712

Media 3.6%
Altice Luxembourg S.A. 7.75%, due 5/15/22 (b)	4,400,000	4,444,000
CCO Holdings LLC / CCO Holdings Capital Corp. 5.25%, due 3/15/21	575,000	596,562
Charter Communications Operating LLC / Charter Communications Operating Capital 4.464%, due 7/23/22 (b)	4,270,000	4,589,123

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-515

Portfolio of Investments June 30, 2016 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Media (continued)
Clear Channel Worldwide Holdings, Inc.
Series B 6.50%, due 11/15/22	$3,921,000	$3,921,000
Series B 7.625%, due 3/15/20	1,300,000	1,236,950
Cox Communications, Inc. 6.95%, due 6/1/38 (b)	509,000	532,862
DISH DBS Corp.
4.25%, due 4/1/18	2,500,000	2,550,000
6.75%, due 6/1/21	2,525,000	2,616,531
iHeartCommunications, Inc.
9.00%, due 12/15/19	1,000,000	750,000
9.00%, due 3/1/21	3,330,000	2,347,650
Time Warner Entertainment Co., L.P. 8.375%, due 3/15/23	740,000	965,146
UPCB Finance IV, Ltd. 5.375%, due 1/15/25 (b)	5,335,000	5,281,650
Virgin Media Secured Finance PLC 5.50%, due 1/15/25 (b)	2,985,000	2,929,031

		32,760,505

Mining 0.1%
Aleris International, Inc. 7.875%, due 11/1/20	1,372,000	1,214,220

Miscellaneous—Manufacturing 1.0%
Amsted Industries, Inc.
5.00%, due 3/15/22 (b)	1,860,000	1,860,000
5.375%, due 9/15/24 (b)	2,100,000	2,058,000
Bombardier, Inc. 6.00%, due 10/15/22 (b)	945,000	807,975
Gates Global LLC / Gates Global Co. 6.00%, due 7/15/22 (b)	2,665,000	2,331,875
Textron Financial Corp. 6.00%, due 2/15/67 (a)(b)	3,720,000	2,269,200

		9,327,050

Oil & Gas 2.6%
Anadarko Petroleum Corp. (zero coupon), due 10/10/36	6,555,000	2,476,413
CHC Helicopter S.A. 9.25%, due 10/15/20 (e)	2,257,200	1,004,454
CITGO Petroleum Corp. 6.25%, due 8/15/22 (b)	3,195,000	3,059,212
Concho Resources, Inc. 7.00%, due 1/15/21	3,000	3,083
Denbury Resources, Inc. 6.375%, due 8/15/21	2,035,000	1,404,150
Murphy Oil USA, Inc. 6.00%, due 8/15/23	4,348,000	4,500,180

	Principal Amount		Value
Oil & Gas (continued)
Parker Drilling Co. 6.75%, due 7/15/22		$2,090,000	$1,572,725
Precision Drilling Corp.
6.50%, due 12/15/21		483,000	433,493
6.625%, due 11/15/20		882,000	800,415
Sanchez Energy Corp. 6.125%, due 1/15/23		2,670,000	2,062,575
SM Energy Co.
5.00%, due 1/15/24		1,300,000	1,111,500
6.125%, due 11/15/22		2,445,000	2,246,344
Sunoco, L.P. / Sunoco Finance Corp.
5.50%, due 8/1/20 (b)		880,000	869,000
6.375%, due 4/1/23 (b)		2,215,000	2,198,387

			23,741,931

Oil & Gas Services 0.4%
CGG S.A. 6.50%, due 6/1/21		1,950,000	858,000
PHI, Inc. 5.25%, due 3/15/19		1,045,000	966,625
Weatherford International, Ltd. 6.75%, due 9/15/40		1,985,000	1,468,900

			3,293,525

Packaging & Containers 3.2%
Albea Beauty Holdings S.A. 8.375%, due 11/1/19 (b)		1,900,000	1,995,000
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. 6.75%, due 1/31/21 (b)		4,535,000	4,563,344
Ball Corp. 5.00%, due 3/15/22		4,240,000	4,500,760
Crown Americas LLC / Crown Americas Capital Corp. IV 4.50%, due 1/15/23		1,500,000	1,530,000
Crown European Holdings S.A. 4.00%, due 7/15/22 (b)	EUR	2,150,000	2,535,085
Novelis, Inc.
8.375%, due 12/15/17		$386,000	394,685
8.75%, due 12/15/20		1,642,000	1,711,785
Owens-Brockway Glass Container, Inc. 5.00%, due 1/15/22 (b)		4,030,000	4,035,037
Reynolds Group Issuer, Inc.
5.125%, due 7/15/23 (b)		3,870,000	3,918,375
9.875%, due 8/15/19		171,000	176,558
Sealed Air Corp.
4.875%, due 12/1/22 (b)		1,875,000	1,928,906
5.50%, due 9/15/25 (b)		1,260,000	1,311,975
WestRock MWV LLC 7.375%, due 9/1/19		900,000	1,033,084

			29,634,594

M-516	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Pharmaceuticals 1.8%
Actavis Funding SCS 3.45%, due 3/15/22 (d)	$ 4,165,000	$4,325,602
Endo Ltd. / Endo Finance LLC / Endo Finco, Inc. 6.00%, due 2/1/25 (b)	1,855,000	1,609,213
Mylan N.V. 3.00%, due 12/15/18 (b)	4,400,000	4,504,733
Pfizer, Inc. 1.20%, due 6/1/18	5,650,000	5,676,177

		16,115,725

Pipelines 1.6%
Crestwood Midstream Partners, L.P. / Crestwood Midstream Finance Corp. 6.25%, due 4/1/23 (b)	2,795,000	2,571,400
Hiland Partners, L.P. / Hiland Partners Finance Corp. 5.50%, due 5/15/22 (b)	3,430,000	3,437,862
Spectra Energy Partners, L.P. 4.75%, due 3/15/24	818,000	899,017
Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp.
4.125%, due 11/15/19	750,000	742,500
5.00%, due 1/15/18	1,600,000	1,628,000
5.25%, due 5/1/23	950,000	897,750
6.375%, due 8/1/22	861,000	863,153
Tesoro Logistics, L.P. / Tesoro Logistics Finance Corp. 5.875%, due 10/1/20	3,249,000	3,338,347

		14,378,029

Private Equity 0.6%
Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp.
5.875%, due 2/1/22	1,310,000	1,234,845
6.00%, due 8/1/20	4,065,000	4,014,188

		5,249,033

Real Estate Investment Trusts 1.7%
Crown Castle International Corp. 3.40%, due 2/15/21	4,290,000	4,478,481
Equinix, Inc.
5.75%, due 1/1/25	2,000,000	2,070,000
5.875%, due 1/15/26	2,275,000	2,370,266
GEO Group Inc. (The) 6.00%, due 4/15/26	1,990,000	2,009,900
Host Hotels & Resorts, L.P. 3.75%, due 10/15/23	329,000	331,400
Iron Mountain Europe PLC 6.125%, due 9/15/22 (b)	GBP 1,625,000	2,181,668

	Principal Amount	Value
Real Estate Investment Trusts (continued)
Iron Mountain, Inc.
5.75%, due 8/15/24	$1,635,000	$1,651,350
6.00%, due 10/1/20 (b)	267,000	279,349
6.00%, due 8/15/23	340,000	357,850

		15,730,264

Retail 2.3%
AmeriGas Finance LLC / AmeriGas Finance Corp. 7.00%, due 5/20/22	950,000	1,002,839
AutoNation, Inc. 6.75%, due 4/15/18	830,000	890,810
Dollar Tree, Inc. 5.75%, due 3/1/23 (b)	4,705,000	4,999,062
L Brands, Inc. 5.625%, due 2/15/22	2,390,000	2,571,640
Macy’s Retail Holdings, Inc. 3.875%, due 1/15/22	1,300,000	1,336,531
O’Reilly Automotive, Inc. 3.55%, due 3/15/26	3,000,000	3,145,446
QVC, Inc. 4.85%, due 4/1/24	2,300,000	2,380,857
Suburban Propane Partners, L.P. / Suburban Energy Finance Corp.
5.50%, due 6/1/24	4,515,000	4,435,987
5.75%, due 3/1/25	105,000	103,163

		20,866,335

Semiconductors 1.9%
Freescale Semiconductor, Inc. 6.00%, due 1/15/22 (b)	2,909,000	3,067,541
NXP B.V. / NXP Funding LLC
4.625%, due 6/15/22 (b)	1,755,000	1,781,325
4.625%, due 6/1/23 (b)	4,065,000	4,136,137
Qorvo, Inc.
6.75%, due 12/1/23 (b)	2,500,000	2,600,000
7.00%, due 12/1/25 (b)	1,700,000	1,793,500
Sensata Technologies B.V. 5.00%, due 10/1/25 (b)	3,890,000	3,907,077

		17,285,580

Software 0.9%
♦First Data Corp.
5.00%, due 1/15/24 (b)	1,475,000	1,478,688
5.375%, due 8/15/23 (b)	1,300,000	1,320,163
7.00%, due 12/1/23 (b)	1,714,000	1,735,425
MSCI, Inc. 5.75%, due 8/15/25 (b)	4,005,000	4,155,187

		8,689,463

Telecommunications 3.7%
CenturyLink, Inc. 5.80%, due 3/15/22	3,250,000	3,155,555

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-517

Portfolio of Investments June 30, 2016 (Unaudited) (continued)

	Principal Amount		Value
Corporate Bonds (continued)
Telecommunications (continued)
CommScope Holding Co., Inc. 6.625% (6.625% Cash or 7.375% PIK), due 6/1/20 (b)(f)		$772,000	$797,090
CommScope, Inc.
4.375%, due 6/15/20 (b)		1,600,000	1,648,000
5.00%, due 6/15/21 (b)		1,563,000	1,596,605
Hughes Satellite Systems Corp.
6.50%, due 6/15/19		900,000	972,000
7.625%, due 6/15/21		1,948,000	2,096,291
Inmarsat Finance PLC 4.875%, due 5/15/22 (b)		2,500,000	2,281,250
Sprint Capital Corp.
6.90%, due 5/1/19		1,978,000	1,888,990
8.75%, due 3/15/32		1,830,000	1,564,650
Sprint Corp. 7.25%, due 9/15/21		1,000,000	852,500
T-Mobile USA, Inc.
6.00%, due 3/1/23		1,200,000	1,242,000
6.125%, due 1/15/22 (d)		3,050,000	3,198,687
6.50%, due 1/15/26		1,235,000	1,302,925
Telecom Italia Capital S.A. 7.721%, due 6/4/38		305,000	317,200
Telefonica Emisiones SAU
4.57%, due 4/27/23		1,781,000	1,971,647
5.462%, due 2/16/21		279,000	318,310
♦Verizon Communications, Inc.
3.00%, due 11/1/21		2,635,000	2,767,738
3.50%, due 11/1/24		2,505,000	2,664,150
5.15%, due 9/15/23		1,722,000	2,005,486
ViaSat, Inc. 6.875%, due 6/15/20		1,255,000	1,295,788

			33,936,862

Transportation 0.7%
Hornbeck Offshore Services, Inc.
5.00%, due 3/1/21		2,525,000	1,496,062
5.875%, due 4/1/20		659,000	416,818
XPO Logistics, Inc. 6.50%, due 6/15/22 (b)		5,025,000	4,792,594

			6,705,474

Total Corporate Bonds (Cost $694,187,740)			685,053,298

Foreign Bonds 0.1%
United Kingdom 0.1%
Barclays Bank PLC Series Reg S 10.00%, due 5/21/21	GBP	401,000	661,194

	Principal Amount		Value
United Kingdom (continued)
Rexam PLC 6.75%, due 6/29/67 (a)	EUR	222,000	$245,822

			907,016

Total Foreign Bonds (Cost $984,524)			907,016

Loan Assignments 14.1% (g)
Advertising 1.3%
Outfront Media Capital LLC Term Loan B 3.00%, due 2/1/21		$5,768,750	5,744,712
USAGM HoldCo LLC
2015 Term Loan 4.75%, due 7/28/22		3,109,375	2,992,773
2015 2nd Lien Term Loan 9.50%, due 7/28/23		3,125,000	3,000,000

			11,737,485

Auto Manufacturers 0.3%
Navistar International Corp. Term Loan B 6.50%, due 8/7/20		2,985,000	2,810,876

Auto Parts & Equipment 0.6%
Allison Transmission, Inc. New Term Loan B3 3.50%, due 8/23/19		2,681,250	2,677,593
TI Group Automotive Systems LLC 2015 USD Term Loan 4.50%, due 6/30/22		2,704,563	2,643,710

			5,321,303

Building Materials 0.5%
Quikrete Holdings, Inc. 1st Lien Term Loan 4.00%, due 9/28/20		4,207,785	4,195,010

Chemicals 0.6%
Axalta Coating Systems U.S. Holdings, Inc. USD Term Loan 3.75%, due 2/1/20		5,604,909	5,593,525

Commercial Services 1.4%
Allied Security Holdings LLC New 2nd Lien Term Loan 8.00%, due 8/13/21		2,178,082	2,174,680
ExamWorks Group, Inc. Term Loan (zero coupon), due 6/8/23		4,625,000	4,611,509

M-518	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Loan Assignments (continued)
Commercial Services (continued)
KAR Auction Services, Inc. Term Loan B2 3.938%, due 3/11/21	$2,439,414	$2,443,987
Neff Rental LLC 2nd Lien Term Loan 7.25%, due 6/9/21	3,474,669	3,300,936

		12,531,112

Entertainment 0.7%
Mohegan Tribal Gaming Authority New Term Loan B 5.50%, due 6/15/18	947,410	939,417
♦Scientific Games International, Inc. 2014 Term Loan B1 6.00%, due 10/18/20	5,499,074	5,423,462

		6,362,879

Food Services 0.8%
♦Aramark Services, Inc. USD Term Loan F 3.25%, due 2/24/21	1,811,437	1,808,041
US Foods, Inc. 2016 Term Loan B (zero coupon), due 6/27/23	5,275,000	5,250,824

		7,058,865

Hand & Machine Tools 0.2%
Milacron LLC Term Loan B 4.25%, due 9/28/20	1,980,822	1,980,822

Health Care—Products 0.4%
Ortho-Clinical Diagnostics, Inc. Term Loan B 4.75%, due 6/30/21	4,180,538	3,933,188

Health Care—Services 1.0%
Amsurg Corp. 1st Lien Term Loan B 3.50%, due 7/16/21	3,920,000	3,911,290
DaVita HealthCare Partners, Inc. Term Loan B 3.50%, due 6/24/21	980,000	980,204
MPH Acquisition Holdings LLC 2016 Term Loan B 5.00%, due 6/7/23	4,600,000	4,610,676

		9,502,170

	Principal Amount	Value
Household Products & Wares 0.8%
KIK Custom Products, Inc. 2015 Term Loan B 6.00%, due 8/26/22	$1,736,875	$1,710,098
Prestige Brands, Inc. Term Loan B3 3.50%, due 9/3/21	5,992,577	5,987,585

		7,697,683

Internet 0.2%
Match Group, Inc. Term Loan B1 5.50%, due 11/16/22	2,071,875	2,087,414

Iron & Steel 0.5%
Signode Industrial Group U.S., Inc. USD Term Loan B 3.75%, due 5/1/21	5,084,973	5,037,301

Lodging 0.9%
Boyd Gaming Corp. Term Loan B 4.00%, due 8/14/20	1,412,153	1,410,135
Hilton Worldwide Finance LLC USD Term Loan B2 3.50%, due 10/26/20	5,569,895	5,568,346
MGM Growth Prop. Operating Partnership, L.P. 2016 Term Loan B 4.00%, due 4/25/23	997,500	998,747

		7,977,228

Machinery—Diversified 0.5%
Husky Injection Molding Systems, Ltd. 1st Lien Term Loan 4.25%, due 6/30/21	4,449,388	4,408,600

Media 0.4%
Charter Communications Operating LLC Term Loan F 3.00%, due 1/4/21	1,952,229	1,938,198
Virgin Media Investment Holdings, Ltd. USD Term Loan F 3.649%, due 6/30/23	1,622,704	1,579,818

		3,518,016

Miscellaneous—Manufacturing 0.2%
Gates Global, Inc. Term Loan B 4.25%, due 7/6/21	1,878,524	1,781,664

Real Estate 0.7%
Realogy Corp. New Term Loan B 3.75%, due 3/5/20	6,389,243	6,378,062

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-519

Portfolio of Investments June 30, 2016 (Unaudited) (continued)

	Principal Amount	Value
Loan Assignments (continued)
Retail 0.1%
Dollar Tree, Inc. Term Loan B1 3.50%, due 7/6/22	$941,126	$939,278

Semiconductors 0.5%
Avago Technologies Cayman Ltd. 2016 USD Term Loan B1 4.25%, due 2/1/23	4,239,375	4,235,844

Software 0.3%
♦First Data Corp. Extended 2021 Term Loan 4.452%, due 3/24/21	2,807,283	2,795,352

Telecommunications 1.2%
Intelsat Jackson Holdings S.A. Term Loan B2 3.75%, due 6/30/19	500,000	452,250
Level 3 Financing, Inc. 2015 Term Loan B2 3.50%, due 5/31/22	6,600,000	6,567,000
SBA Senior Finance II LLC Term Loan B1 3.25%, due 3/24/21	4,354,803	4,304,601

		11,323,851

Total Loan Assignments (Cost $130,299,876)		129,207,528

Mortgage-Backed Securities 0.0%‡
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.0%‡
Banc of America Commercial Mortgage Trust Series 2005-J, Class 1A1 2.795%, due 11/25/35 (h)	43,467	38,419
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR10, Class 5A2 3.046%, due 7/25/36 (h)	32,083	30,771

		69,190

Residential Mortgages (Collateralized Mortgage Obligations) 0.0%‡
Deutsche Alt-A Securities, Inc. Alternate Loan Trust Series 2005-5, Class 1A3 5.50%, due 11/25/35 (a)	18,826	17,532

	Principal Amount	Value
Residential Mortgages (Collateralized Mortgage Obligations) (continued)
WaMu Mortgage Pass-Through Certificates Series 2006-AR14, Class 1A1 2.204%, due 11/25/36 (h)	$31,979	$28,148

		45,680

Total Mortgage-Backed Securities (Cost $110,678)		114,870

Total Long-Term Bonds (Cost $830,417,414)		821,293,582

	Shares
Common Stocks 0.1%
Auto Manufacturers 0.1%
General Motors Co.	11,933	337,704

Hand & Machine Tools 0.0%‡
Stanley Black & Decker, Inc.	1,271	141,361

Total Common Stocks (Cost $499,831)		479,065

Convertible Preferred Stocks 0.1%
Banks 0.1%
♦Bank of America Corp. Series L 7.25%	400	478,000
Wells Fargo & Co. Series L 7.50%	400	519,680

		997,680

Total Convertible Preferred Stocks (Cost $828,353)		997,680

	Number of Warrants
Warrants 0.0%‡
Auto Manufacturers 0.0%‡
General Motors Co. Strike Price $18.33 Expires 7/10/19 (i)	3,655	38,160

Total Warrants (Cost $63,451)		38,160

M-520	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Short-Term Investment 10.3%
Repurchase Agreement 10.3%
Fixed Income Clearing Corp. 0.03%, dated 6/30/16 due 7/1/16 Proceeds at Maturity $93,783,782 (Collateralized by a United States Treasury Note with a rate of 1.375% and a maturity date of 4/30/20, with a Principal Amount of $93,785,000 and a Market Value of $95,660,700)	$93,783,704	$93,783,704

Total Short-Term Investment (Cost $93,783,704)		93,783,704

Total Investments, Before Investments Sold Short (Cost $925,592,753) (j)	100.2%	916,592,191

	Shares
Investments Sold Short (1.2%) Corporate Bonds Sold Short (1.2%)
Oil & Gas (1.2%)
Noble Energy, Inc.
4.15%, due 12/15/21	(1,000,000)	(1,051,474)
3.90%, due 11/15/24	(5,655,000)	(5,744,977)
Southwestern Energy Co. 4.95%, due 1/23/25	(3,290,000)	(3,150,175)
Weatherford International, Ltd. 9.625%, due 3/1/19	(1,147,000)	(1,250,000)

Total Investments Sold Short (Proceeds $10,021,013)	(1.2)%	(11,196,626)

Total Investments, Net of Investments Sold Short (Cost $915,571,740)	99.0	905,395,565
Other Assets, Less Liabilities	1.0	9,102,355
Net Assets	100.0%	$914,497,920

‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown was the rate in effect as of June 30, 2016.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Step coupon—Rate shown was the rate in effect as of June 30, 2016.

(d)	Security, or a portion thereof, was maintained in a segregated account at the Portfolio’s custodian as collateral for securities Sold Short (See Note 2(M)).

(e)	Issue in default.

(f)	PIK (“Payment-in-Kind”)—issuer may pay interest or dividends with additional securities and/or in cash.

(g)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown was the weighted average interest rate of all contracts within the floating rate loan facility as of June 30, 2016.

(h)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of June 30, 2016.

(i)	Non-income producing security.

(j)	As of June 30, 2016, cost was $925,867,142 for federal income tax purposes and net unrealized depreciation was as follows:

Gross unrealized appreciation	$18,166,639
Gross unrealized depreciation	(27,441,590)

Net unrealized depreciation	$(9,274,951)

As of June 30, 2016, the Portfolio held the following foreign currency forward contracts:

Foreign Currency Buy Contracts	Expiration Date	Counterparty	Contract Amount Purchased		Contract Amount Sold	Unrealized Appreciation (Depreciation)
Pound Sterling vs. U.S. Dollar	7/28/16	JPMorgan Chase Bank	GBP	2,210,000	$3,204,323	$(261,702)

Foreign Currency Sales Contracts			Contract Amount Sold		Contract Amount Purchased
Euro vs. U.S. Dollar	7/28/16	JPMorgan Chase Bank	EUR	5,261,000	$5,975,181	131,913
Pound Sterling vs. U.S. Dollar	7/28/16	JPMorgan Chase Bank	GBP	5,849,000	8,516,746	728,786
Net unrealized appreciation (depreciation) on foreign currency forward contracts						$598,997

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-521

Portfolio of Investments June 30, 2016 (Unaudited) (continued)

As of June 30, 2016, the Portfolio held the following futures contracts1:

Type	Number of Contracts (Short)	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
2-Year United States Treasury Note	(1,142)	September 2016	$(250,472,720)	$(1,725,000)
Euro-Bund	(151)	September 2016	(28,004,670)	(742,578)
			$(278,477,390)	$(2,467,578)

1.	As of June 30, 2016, cash in the amount of $1,150,205 was on deposit with brokers for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of June 30, 2016.

As of June 30, 2016, the Fund held the following centrally cleared interest rate swap agreements1:

Notional Amount	Currency	Expiration Date	Payments made by Portfolio	Payments Received by Portfolio	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
$50,000,000	USD	10/8/2017	Fixed 0.73%	3-Month USD-LIBOR	$—	$(27,146)	$(27,146)
$50,000,000	USD	10/16/2017	Fixed 0.695%	3-Month USD-LIBOR	—	(4,740)	(4,740)
$80,000,000	USD	2/16/2018	Fixed 0.67%	3-Month USD-LIBOR	8,179	49,595	41,416
$385,000,000	USD	3/30/2018	Fixed 0.96%	3-Month USD-LIBOR	27,092	(1,663,103)	(1,690,195)
$550,000,000	USD	4/8/2018	Fixed 0.85%	3-Month USD-LIBOR	30,915	(1,282,595)	(1,313,510)
					$66,186	$(2,927,989)	$(2,994,175)

1.	As of June 30, 2016, cash in the amount of $4,364,666 was on deposit with a broker for centrally cleared swap agreements.

The following abbreviations are used in the preceding pages:

EUR—Euro

GBP—British Pound Sterling

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016, for valuing the Portfolio’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$1,082,098	$—	$1,082,098
Convertible Bonds	—	4,928,772	—	4,928,772
Corporate Bonds	—	685,053,298	—	685,053,298
Foreign Bonds	—	907,016	—	907,016
Loan Assignments (b)	—	116,194,646	13,012,882	129,207,528
Mortgage-Backed Securities	—	114,870	—	114,870

Total Long-Term Bonds	—	808,280,700	13,012,882	821,293,582

Common Stocks	479,065	—	—	479,065
Convertible Preferred Stocks	997,680	—	—	997,680
Warrants	38,160	—	—	38,160
Short-Term Investment
Repurchase Agreement	—	93,783,704	—	93,783,704

Total Investments in Securities	1,514,905	902,064,404	13,012,882	916,592,191

Other Financial Instruments
Foreign Currency Forward Contracts (c)	—	860,699	—	860,699
Interest Rate Swap Contracts (c)	—	41,416	—	41,416

Total Other Financial Instruments	—	902,115	—	902,115

Total Investments in Securities and Other Financial Instruments	$1,514,905	$902,966,519	$13,012,882	$917,494,306

M-522	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities Sold Short (a)
Long-Term Bonds Sold Short
Corporate Bonds Sold Short	$—	$(11,196,626)	$—	$(11,196,626)

Total Long-Term Bonds Sold Short	—	(11,196,626)	—	(11,196,626)

Total Investments in Securities Sold Short	—	(11,196,626)	—	(11,196,626)

Other Financial Instruments
Foreign Currency Forward Contract (c)	—	(261,702)	—	(261,702)
Futures Contracts Short (c)	(2,467,578)	—	—	(2,467,578)
Interest Rate Swap Contracts (c)	—	(3,035,591)	—	(3,035,591)

Total Other Financial Instruments	(2,467,578)	(3,297,293)	—	(5,764,871)

Total Investments in Securities Sold Short and Other Financial Instruments	$(2,467,578)	$(14,493,919)	$—	$(16,961,497)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $3,000,000, $2,643,710, $3,300,936, $1,980,822, and $2,087,414 are held in Advertising, Auto Parts & Equipment, Commercial Services, Hand & Machine Tools, and Internet, respectively, within the Loan Assignments section of the Portfolio of Investments.

(c)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

As of June 30, 2016, securities with a market value of $8,813,795 transferred from Level 2 to Level 3. The transfer occurred as a result of utilizing significant unobservable inputs. As of December 31, 2015, the fair value obtained for these Loan Assignments, from an independent pricing service, utilized significant observable inputs.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2015	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales		Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2016	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at June 30, 2016 (a)
Long-Term Bonds
Loan Assignments
Advertising	$2,875,000	$1,953	$—	$123,047	$—	$—		$—	$—	$3,000,000	$123,047
Auto Parts & Equipment	—	969	60	6,073	—	(13,625	)(b)	2,650,233	—	2,643,710	6,073
Commercial Services	2,799,304	885	92	525,116	—	(24,461	)(b)	—	—	3,300,936	520,131
Hand & Machine Tools	—	—	—	24,760	—	—		1,956,062	—	1,980,822	24,760
Internet	—	4,153	30,291	23,595	—	(2,178,125	)(b)	4,207,500	—	2,087,414	23,595
Machinery—Construction & Mining	2,940,000	—	—	—	60,000	(3,000,000)		—	—	—	—

Total	$8,614,304	$7,960	$30,443	$702,591	$60,000	$(5,216,211)		$8,813,795	$—	$13,012,882	$697,606

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.
(b)	Sales include principal reductions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-523

Statement of Assets and Liabilities as of June 30, 2016 (Unaudited)

Assets
Investment in securities, at value (identified cost $831,809,049)	$822,808,487
Repurchase agreement, at value (identified cost $93,783,704)	93,783,704
Cash collateral on deposit at broker	5,514,871
Cash denominated in foreign currencies (identified cost $3,940,946)	3,780,933
Due from custodian	164,792
Receivables:
Dividends and interest	9,881,982
Investment securities sold	1,158,142
Fund shares sold	865,017
Other assets	3,864
Unrealized appreciation on foreign currency forward contracts	860,699

Total assets	938,822,491

Liabilities
Investments sold short (proceeds $10,021,013)	11,196,626
Payables:
Investment securities purchased	11,114,892
Manager (See Note 3)	431,066
Fund shares redeemed	388,711
NYLIFE Distributors (See Note 3)	162,091
Interest on investments sold short	137,674
Variation margin on futures contracts	74,072
Broker fees and charges on short sales	72,434
Shareholder communication	51,907
Professional fees	24,445
Custodian	19,923
Trustees	1,676
Variation margin on centrally cleared swap contracts	384,311
Accrued expenses	2,429
Interest expense and fees payable	612
Unrealized depreciation on foreign currency forward contracts	261,702

Total liabilities	24,324,571

Net assets	$914,497,920

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$94,893
Additional paid-in capital	965,124,001

965,218,894
Undistributed net investment income	4,704,677
Accumulated net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	(40,224,144)
Net unrealized appreciation (depreciation) on investments, swap contracts and futures contracts	(14,462,315)
Net unrealized appreciation (depreciation) on investments sold short	(1,175,613)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	436,421

Net assets	$914,497,920

Initial Class
Net assets applicable to outstanding shares	$119,755,062

Shares of beneficial interest outstanding	12,396,593

Net asset value per share outstanding	$9.66

Service Class
Net assets applicable to outstanding shares	$794,742,858

Shares of beneficial interest outstanding	82,496,214

Net asset value per share outstanding	$9.63

M-524	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2016 (Unaudited)

Investment Income (Loss)
Income
Interest	$20,874,622
Dividends	41,593

Total income	20,916,215

Expenses
Manager (See Note 3)	2,533,765
Distribution and service—Service Class (See Note 3)	948,035
Interest on investments sold short	358,787
Broker fees and charges on short sales	189,793
Shareholder communication	61,421
Professional fees	45,520
Custodian	23,165
Trustees	11,004
Interest expense	1,955
Miscellaneous	15,318

Total expenses	4,188,763

Net investment income (loss)	16,727,452

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(17,072,451)
Futures transactions	(2,905,054)
Swap transactions	(1,440,332)
Foreign currency transactions	(166,307)

Net realized gain (loss) on investments, futures transactions, swap transactions and foreign currency transactions	(21,584,144)

Net change in unrealized appreciation (depreciation) on:
Investments	42,761,685
Investments sold short	(3,663,843)
Futures contracts	(3,280,777)
Swap contracts	(5,051,016)
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	371,067

Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, swap contracts and foreign currency transactions	31,137,116

Net realized and unrealized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	9,552,972

Net increase (decrease) in net assets resulting from operations	$26,280,424

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-525

Statement of Changes in Net Assets

for the six months ended June 30, 2016 (Unaudited) and the year ended December 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$16,727,452	$31,524,720
Net realized gain (loss) on investments, futures transactions, swap transactions and foreign currency transactions	(21,584,144)	(19,011,020)
Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, swap contracts and foreign currency transactions	31,137,116	(36,476,058)

Net increase (decrease) in net assets resulting from operations	26,280,424	(23,962,358)

Dividends to shareholders:
From net investment income:
Initial Class	(2,177,237)	(5,224,744)
Service Class	(13,448,652)	(22,188,686)

Total dividends to shareholders	(15,625,889)	(27,413,430)

Capital share transactions:
Net proceeds from sale of shares	93,110,358	260,331,821
Net asset value of shares issued to shareholders in reinvestment of dividends	15,625,889	27,413,430
Cost of shares redeemed	(82,521,789)	(96,876,274)

Increase (decrease) in net assets derived from capital share transactions	26,214,458	190,868,977

Net increase (decrease) in net assets	36,868,993	139,493,189

Net Assets
Beginning of period	877,628,927	738,135,738

End of period	$914,497,920	$877,628,927

Undistributed net investment income at end of period	$4,704,677	$3,603,114

M-526	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,					April 29, 2011** through December 31,
	2016*		2015	2014	2013	2012		2011
Net asset value at beginning of period	$9.54		$10.12	$10.32	$10.32	$9.60		$10.00

Net investment income (loss) (a)	0.19		0.40	0.45	0.49	0.54		0.31
Net realized and unrealized gain (loss) on investments	0.11		(0.66)	(0.28)	(0.04)	0.81		(0.47)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.02	0.03	(0.02)	(0.01)		0.02

Total from investment operations	0.30		(0.24)	0.20	0.43	1.34		(0.14)

Less dividends and distributions:
From net investment income	(0.18)		(0.34)	(0.40)	(0.43)	(0.53)		(0.26)
From net realized gain on investments	—		—	—	(0.00)‡	(0.09)		—

Total dividends and distributions	(0.18)		(0.34)	(0.40)	(0.43)	(0.62)		(0.26)

Net asset value at end of period	$9.66		$9.54	$10.12	$10.32	$10.32		$9.60

Total investment return	3.17	%(b)	(2.42%)	1.92%	4.17%	13.88%		(1.32	%)(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.03	%††	4.01%	4.31%	4.69%	5.30%		4.74	% ††
Net expenses (excluding short sale expenses)	0.61	%††	0.62%	0.64%	0.65%	0.65%		0.71	% ††
Expenses (including short sales expenses)	0.74	%††	0.65%	0.64%	0.65%	0.65%		0.78	% ††
Short sale expenses	0.13	%††	0.03%	—	—	0.00	%(c)	0.07	% ††
Portfolio turnover rate	18%		26%	18%	23%	39%		7%
Net assets at end of period (in 000’s)	$119,755		$129,311	$166,855	$105,972	$133,840		$188,333

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Less than one-hundredth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-527

Financial Highlights selected per share data and ratios

	Service Class
	Six months ended June 30,		Year ended December 31,					April 29, 2011** through December 31,
	2016*		2015	2014	2013	2012		2011
Net asset value at beginning of period	$9.51		$10.09	$10.29	$10.30	$9.60		$10.00

Net investment income (loss) (a)	0.18		0.38	0.42	0.47	0.52		0.31
Net realized and unrealized gain (loss) on investments	0.11		(0.66)	(0.28)	(0.04)	0.79		(0.49)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.02	0.03	(0.03)	(0.01)		0.03

Total from investment operations	0.29		(0.26)	0.17	0.40	1.30		(0.15)

Less dividends and distributions:
From net investment income	(0.17)		(0.32)	(0.37)	(0.41)	(0.51)		(0.25)
From net realized gain on investments	—		—	—	(0.00)‡	(0.09)		—

Total dividends and distributions	(0.17)		(0.32)	(0.37)	(0.41)	(0.60)		(0.25)

Net asset value at end of period	$9.63		$9.51	$10.09	$10.29	$10.30		$9.60

Total investment return	3.05	%(b)	(2.66%)	1.67%	3.91%	13.58%		(1.48	%)(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.79	%††	3.77%	4.06%	4.47%	5.03%		4.81	% ††
Net expenses (excluding short sales expenses)	0.86	%††	0.87%	0.89%	0.90%	0.90%		0.95	% ††
Expenses (including short sales expenses)	0.99	%††	0.90%	0.89%	0.90%	0.90%		1.03	% ††
Short sale expenses	0.13	%††	0.03%	—	—	0.00	%(c)	0.08	% ††
Portfolio turnover rate	18%		26%	18%	23%	39%		7%
Net assets at end of period (in 000’s)	$794,743		$748,317	$571,281	$298,891	$148,966		$39,824

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Less than one-hundredth of a percent.

M-528	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP VanEck Global Hard Assets Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2016

Class	Six Months	One Year	Since Inception (2/17/12)	Gross Expense Ratio[1]
Initial Class Shares	28.57%	–12.61%	–7.68%	0.93%

Benchmark Performance	Six Months	One Year	Since Inception (2/17/12)
S&P North American Natural Resources Sector Index[2]	19.56%	–5.56%	–2.73%
S&P 500® Index[2]	3.84	3.99	12.82%
Average Lipper Variable Products Natural Resources Portfolio[3]	21.40	–6.60	–4.09%

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
3.	The Average Lipper Variable Products Natural Resources Portfolio is representative of portfolios that, by portfolio practice, invest primarily in the equity securities of domestic companies engaged in the exploration, development, production, or distribution of natural resources. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-529

Cost in Dollars of a $1,000 Investment in MainStay VP VanEck Global Hard Assets Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2016 to June 30, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2016, to June 30, 2016. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

June 30, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/16	Ending Account Value (Based on Actual Returns and Expenses) 6/30/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/16	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,285.70	$5.29	$1,020.20	$4.67

1.	Expenses are equal to the Portfolio’s annualized expense ratio of 0.93% multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-530	MainStay VP VanEck Global Hard Assets Portfolio

Country Composition as of June 30, 2016 (Unaudited)

United States	71.6%
Canada	20.8
United Kingdom	3.3
Switzerland	3.2
South Africa	0.6
Bermuda	0.5
Other Assets, Less Liabilities	–0.0 ‡

100.0%

‡	Less than one-tenth of a percent.

Portfolio Composition as of June 30, 2016 (Unaudited)

See Portfolio of Investments beginning on page M-534 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of June 30, 2016 (excluding short-term investment) (Unaudited)

1.	Agnico Eagle Mines, Ltd.

2.	Pioneer Natural Resources Co.

3.	Cimarex Energy Co.

4.	Halliburton Co.

5.	Newfield Exploration Co.
6.	Concho Resources, Inc.

7.	Diamondback Energy, Inc.

8.	EOG Resources, Inc.

9.	Schlumberger, Ltd.

10.	Parsley Energy, Inc. Class A

M-531

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Charles T. Cameron and Shawn Reynolds of VanEck Associates Corporation (“VanEck”), the Portfolio’s Subadvisor.

How did MainStay VP VanEck Global Hard Assets Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2016?

For the six months ended June 30, 2016, MainStay VP VanEck Global Hard Assets Portfolio returned 28.57% for Initial Class shares. Over the same period, the Portfolio outperformed the 19.56% return of the S&P North American Natural Resources Sector Index,1 which is the Portfolio’s primary benchmark, and the 3.84% return of the S&P 500® Index,1 which is a secondary benchmark of the Portfolio. The Portfolio outperformed the 21.40% return of the Average Lipper1 Variable Products Natural Resources Portfolio for the six months ended June 30, 2016.

What factors affected the Portfolio’s relative performance during the reporting period?

Several key aspects of the Portfolio contributed to performance relative to the S&P North American Natural Resources Sector Index. (Contributions take weightings and total returns into account.) These included overweight positions that drove outperformance in the gold and the diversified metals & mining subindustries. An overweight position and stock selection in the oil & gas exploration & production subindustry also contributed positively to the Portfolio’s performance relative to its primary benchmark.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

During the reporting period, the subindustries that made the strongest positive contributions to the Portfolio’s performance relative to the S&P North American Natural Resources Sector Index were gold, oil & gas refining & marketing, and diversified metals & mining.

The subindustries that made the weakest contributions to the Portfolio’s performance relative to the S&P North American Natural Resources Sector Index were fertilizers & agricultural chemicals, oil & gas storage & transportation, and forest products. The Index had no exposure to the fertilizers & agricultural chemicals subindustry during the reporting period.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The Portfolio’s strongest-contributing individual positions were all gold mining companies. The strongest of these was Agnico Eagle Mines, which benefited from strong operational performance, a continued focus on cost reduction and an engineering-related restructuring. The second-strongest contributor was Barrick Gold, which benefited from the company’s restructuring efforts and leverage to gold prices. This was followed by Randgold Resources, which also benefited from strong operational performance, continued balance-sheet strength and the options this strength provided.

The Portfolio’s weakest contributing company was fertilizer & agricultural chemicals company CF Industries Holdings, which suffered from concerns about Chinese production. The company was also hurt by the value of China’s currency, the renminbi, and weak nitrogen prices. Oil & gas refining & marketing company Valero Energy was another weak absolute performer, suffering during the rebound in crude oil prices. SunEdison, a solar company also detracted from the Portfolio’s absolute performance.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the Portfolio made significant purchases in the oil & gas exploration & production subindustry and in the gold subindustry. The Portfolio established new positions in oil & gas exploration & production companies PDC Energy and Hess. The Portfolio also established a new position in gold mining company Barrick Gold Corporation during the reporting period.

The Portfolio’s largest sales during the reporting period were oil & gas refining & marketing company Valero Energy, oil & gas equipment & services company Baker Hughes, and oil & gas storage & transportation company Kinder Morgan. Each of these positions was entirely eliminated by the end of the reporting period.

How did the Portfolio’s sector weightings change during the reporting period?

On both an absolute and relative basis, the Portfolio increased its weighting sizably in the gold subindustry.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

M-532	MainStay VP VanEck Global Hard Assets Portfolio

The Portfolio also increased its weightings in the diversified metals & mining and the oil & gas exploration & production subindustries.

On both an absolute and relative basis, the Portfolio decreased its weighting sizably in the oil & gas storage & transportation subindustry. The Portfolio also reduced its weighting in the oil & gas equipment & services subindustry. On an absolute basis, the Portfolio decreased its weighting sizably in the oil & gas refining & marketing subindustry.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2016, the Portfolio had no allocation to the integrated oil & gas subindustry, making that subindustry a substantially underweight position relative to the S&P North American Natural Resources Sector Index. As of the same date, the next most substantially underweight position was in the oil & gas storage & transportation subindustry. At the end of the reporting period, the Portfolio also held an underweight position in the oil & gas refining & marketing subindustry.

As of June 30, 2016, the Portfolio’s most substantially overweight positions relative to the S&P North American Natural Resources Sector Index were in the oil & gas exploration & production subindustry and in the gold subindustry. As of the same date, the Portfolio also held overweight positions in the diversified metals & mining and fertilizers & agricultural chemicals subindustry.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-533

Portfolio of Investments June 30, 2016 (Unaudited)

	Shares	Value
Common Stocks 95.5%†
Bermuda 0.5%
Golar LNG, Ltd. (Oil, Gas & Consumable Fuels)	135,100	$2,094,050

Canada 20.8%
♦Agnico Eagle Mines, Ltd. (Metals & Mining)	382,393	20,458,559
Agrium, Inc. (Chemicals)	88,800	8,029,296
Barrick Gold Corp. (Metals & Mining)	621,800	13,275,430
Eldorado Gold Corp. (Metals & Mining)	988,700	4,449,150
First Quantum Minerals, Ltd. (Metals & Mining)	1,568,000	11,007,980
Goldcorp, Inc. (Metals & Mining)	706,700	13,519,171
Kinross Gold Corp. (Metals & Mining) (a)	1,042,700	5,098,803
New Gold, Inc. (Metals & Mining) (a)	1,008,000	4,415,040
Osisko Gold Royalties, Ltd. (Metals & Mining)	42,520	555,875
Teck Resources, Ltd. Class B (Metals & Mining)	376,300	4,955,871

		85,765,175

South Africa 0.6%
Petra Diamonds, Ltd. (Metals & Mining)	1,617,400	2,513,458

Switzerland 3.2%
Glencore PLC (Metals & Mining) (a)	6,507,530	13,295,772

United Kingdom 3.3%
Randgold Resources, Ltd., ADR (Metals & Mining)	123,600	13,848,144

United States 67.1%
Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)	216,300	11,517,975
CF Industries Holdings, Inc. (Chemicals)	285,800	6,887,780
♦Cimarex Energy Co. (Oil, Gas & Consumable Fuels)	142,900	17,050,828
Commercial Metals Co. (Metals & Mining)	230,300	3,892,070
♦Concho Resources, Inc. (Oil, Gas & Consumable Fuels) (a)	139,000	16,578,530
CONSOL Energy, Inc. (Oil, Gas & Consumable Fuels)	552,200	8,884,898
♦Diamondback Energy, Inc. (Oil, Gas & Consumable Fuels) (a)	177,600	16,198,896
♦ EOG Resources, Inc. (Oil, Gas & Consumable Fuels)	193,100	16,108,402
Freeport-McMoRan, Inc. (Metals & Mining)	378,500	4,216,490
Green Plains, Inc. (Oil, Gas & Consumable Fuels)	131,300	2,589,236

	Shares	Value
United States (continued)
Gulfport Energy Corp. (Oil, Gas & Consumable Fuels) (a)	316,700	$9,900,042
♦Halliburton Co. (Energy Equipment & Services)	370,700	16,789,003
Hess Corp. (Oil, Gas & Consumable Fuels)	166,000	9,976,600
Laredo Petroleum, Inc. (Oil, Gas & Consumable Fuels) (a)	656,500	6,880,120
Louisiana-Pacific Corp. (Paper & Forest Products) (a)	532,900	9,245,815
Nabors Industries, Ltd. (Energy Equipment & Services)	780,100	7,840,005
♦Newfield Exploration Co. (Oil, Gas & Consumable Fuels) (a)	378,500	16,722,130
Newmont Mining Corp. (Metals & Mining)	246,900	9,658,728
♦Parsley Energy, Inc. Class A (Oil, Gas & Consumable Fuels) (a)	536,900	14,528,514
Patterson-UTI Energy, Inc. (Energy Equipment & Services)	150,700	3,212,924
PDC Energy, Inc. (Oil, Gas & Consumable Fuels) (a)	169,900	9,787,939
♦Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)	127,500	19,279,275
RSP Permian, Inc. (Oil, Gas & Consumable Fuels) (a)	34,700	1,210,683
♦Schlumberger, Ltd. (Energy Equipment & Services)	189,200	14,961,936
Scorpio Tankers, Inc. (Oil, Gas & Consumable Fuels)	220,100	924,420
SM Energy Co. (Oil, Gas & Consumable Fuels)	158,300	4,274,100
Steel Dynamics, Inc. (Metals & Mining)	254,900	6,245,050
Sunrun, Inc. (Electrical Equipment) (a)	259,100	1,536,463
Superior Energy Services, Inc. (Energy Equipment & Services)	332,100	6,113,961
Union Pacific Corp. (Road & Rail)	46,100	4,022,225

		277,035,038

Total Common Stocks (Cost $418,954,091)		394,551,637

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of June 30, 2016, excluding short-term investment. May be subject to change daily.

M-534	MainStay VP VanEck Global Hard Assets Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Short-Term Investment 4.5%
Repurchase Agreement 4.5%
United States 4.5%
Fixed Income Clearing Corp. 0.03%, dated 6/30/16 due 7/1/16 Proceeds at Maturity $18,487,623 (Collateralized by a United States Treasury Note with a rate of 0.125% and a maturity date of 4/15/20, with a Principal Amount of $18,070,000 and a Market Value of $18,860,563) (Capital Markets)	$18,487,607	$18,487,607

Total Short-Term Investment (Cost $18,487,607)		18,487,607

Total Investments (Cost $437,441,698) (b)	100.0%	413,039,244
Other Assets, Less Liabilities	(0.0)‡	(40,642)
Net Assets	100.0%	$412,998,602
‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	As of June 30, 2016, cost was $439,716,091 for federal income tax purposes and net unrealized depreciation was as follows:

Gross unrealized appreciation	$68,406,957
Gross unrealized depreciation	(95,083,804)

Net unrealized depreciation	$(26,676,847)

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks
South Africa	$—	$2,513,458	$—	$2,513,458
Switzerland	—	13,295,772		13,295,772
All Other Countries	378,742,407	—	—	378,742,407

Total Common Stocks	378,742,407	15,809,230	—	394,551,637

Short-Term Investment
Repurchase Agreement	—	18,487,607	—	18,487,607

Total Investments in Securities	$378,742,407	$34,296,837	$—	$413,039,244

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

As of June 30, 2016, certain foreign equity securities with a market value of $10,594,817 held by the Portfolio at December 31, 2015, transferred from Level 1 to Level 2 due to these securities being fair valued at period end by applying factors provided by a third party vendor in accordance with the Portfolio’s policies and procedures. (See Note 2)

As of June 30, 2016, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-535

Portfolio of Investments June 30, 2016 (Unaudited) (continued)

The table below sets forth the diversification of MainStay VP VanEck Global Hard Assets Portfolio investments by industry.

Industry Diversification (Unaudited)

	Value	Percent†
Capital Markets	$18,487,607	4.5%
Chemicals	14,917,076	3.6
Electrical Equipment	1,536,463	0.4
Energy Equipment & Services	48,917,829	11.8
Metals & Mining	131,405,591	31.8
Oil, Gas & Consumable Fuels	184,506,638	44.7
Paper & Forest Products	9,245,815	2.2
Road & Rail	4,022,225	1.0

	413,039,244	100.0
Other Assets, Less Liabilities	(40,642)	(0.0)‡

Net Assets	$412,998,602	100.0%

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

M-536	MainStay VP VanEck Global Hard Assets Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2016 (Unaudited)

Assets
Investment in securities, at value (identified cost $437,441,698)	$413,039,244
Cash	11,849
Receivables:
Dividends and interest	258,485
Fund shares sold	222,672
Other assets	1,394

Total assets	413,533,644

Liabilities
Payables:
Manager (See Note 3)	297,555
Fund shares redeemed	177,362
Shareholder communication	25,075
Professional fees	21,451
Custodian	6,331
Trustees	535
Accrued expenses	6,733

Total liabilities	535,042

Net assets	$412,998,602

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$59,696
Additional paid-in capital	594,425,150

594,484,846
Undistributed net investment income	2,628,218
Accumulated net realized gain (loss) on investments and foreign currency transactions	(159,712,022)
Net unrealized appreciation (depreciation) on investments	(24,402,454)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	14

Net assets	$412,998,602

Initial Class
Net assets applicable to outstanding shares	$412,998,602

Shares of beneficial interest outstanding	59,696,247

Net asset value per share outstanding	$6.92

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-537

Statement of Operations for the six months ended June 30, 2016 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$1,849,965
Interest	1,819

Total income	1,851,784

Expenses
Manager (See Note 3)	1,646,464
Professional fees	33,066
Shareholder communication	25,533
Custodian	7,218
Trustees	4,428
Miscellaneous	12,594

Total expenses	1,729,303

Net investment income (loss)	122,481

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(49,909,209)
Foreign currency transactions	(4,534)

Net realized gain (loss) on investments and foreign currency transactions	(49,913,743)

Net change in unrealized appreciation (depreciation) on:
Investments	147,432,775
Translation of other assets and liabilities in foreign currencies	64

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	147,432,839

Net realized and unrealized gain (loss) on investments and foreign currency transactions	97,519,096

Net increase (decrease) in net assets resulting from operations	$97,641,577

(a)	Dividends recorded net of foreign withholding taxes in the amount of $53,953.

M-538	MainStay VP VanEck Global Hard Assets Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2016 (Unaudited) and the year ended December 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$122,481	$2,491,372
Net realized gain (loss) on investments and foreign currency transactions	(49,913,743)	(57,072,919)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	147,432,839	(103,413,011)

Net increase (decrease) in net assets resulting from operations	97,641,577	(157,994,558)

Dividends to shareholders:
From net investment income:
Initial Class	—	(1,584,223)

Capital share transactions:
Net proceeds from sale of shares	35,829,286	87,572,220
Net asset value of shares issued to shareholders in reinvestment of dividends	—	1,584,223
Cost of shares redeemed	(53,295,172)	(63,269,559)

Increase (decrease) in net assets derived from capital share transactions	(17,465,886)	25,886,884

Net increase (decrease) in net assets	80,175,691	(133,691,897)

Net Assets
Beginning of period	332,822,911	466,514,808

End of period	$412,998,602	$332,822,911

Undistributed net investment income at end of period	$2,628,218	$2,505,737

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	M-539

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,			February 17, 2012** through December 31,
	2016*		2015	2014	2013	2012
Net asset value at beginning of period	$5.38		$8.06	$9.97	$9.08	$10.00

Net investment income (loss)	0.00	‡	0.04	0.04	0.05	0.08
Net realized and unrealized gain (loss) on investments	1.54		(2.69)	(1.91)	0.95	(1.00)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.00 ‡	(0.00)‡	(0.00)‡	(0.00	)‡

Total from investment operations	1.54		(2.65)	(1.87)	1.00	(0.92)

Less dividends:
From net investment income	—		(0.03)	(0.04)	(0.11)	—

Net asset value at end of period	$6.92		$5.38	$8.06	$9.97	$9.08

Total investment return	28.62	%(a)(b)	(32.96%)	(18.81%)	10.96%	(9.20	%)(a)(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.07	%††	0.57%	0.38%	0.46%	0.98	% ††
Net expenses	0.93	%††	0.93%	0.93%	0.93%	0.94	% ††
Portfolio turnover rate	22%		21%	33%	31%	24%
Net assets at end of period (in 000’s)	$412,999		$332,823	$466,515	$591,890	$608,978

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is not annualized.
(b)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

M-540	MainStay VP VanEck Global Hard Assets Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements and Consolidated

Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, as defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. The Fund is comprised of thirty-one separate series (each a “Portfolio” and collectively, the “Portfolios”). Effective April 29, 2011, each Portfolio that was a series of MainStay VP Series Fund, Inc., a Maryland corporation, merged into a corresponding “shell” series of the Fund. Each shell series succeeded to the accounting and performance histories of its corresponding predecessor portfolio. Therefore, for periods prior to April 29, 2011, any historical information provided for each such Portfolio is that of the corresponding predecessor portfolio. On April 29, 2011, the Fund assumed MainStay VP Series Fund, Inc.’s registration statement pursuant to Rule 414 under the Securities Act of 1933, as amended.

The Portfolios commenced operations on the dates indicated below:

Commencement of Operations	Portfolios
January 23, 1984	Bond and Common Stock
January 29, 1993	Cash Management, Cornerstone Growth, Government, Income Builder and S&P 500 Index
May 1, 1995	High Yield Corporate Bond and International Equity
October 1, 1996	Convertible
May 1, 1998	ICAP Select Equity, Large Cap Growth and Epoch U.S. Small Cap (formerly known as U.S. Small Cap)
July 2, 2001	Mid Cap Core
May 2, 2005	Balanced and Floating Rate
February 13, 2006	Conservative Allocation, Growth Allocation, Moderate Allocation and Moderate Growth Allocation
April 29, 2011	Unconstrained Bond
February 17, 2012	Eagle Small Cap Growth, Emerging Markets Equity, Janus Balanced, MFS® Utilities, PIMCO Real Return, T. Rowe Price Equity Income and VanEck Global Hard Assets
May 1, 2013	Absolute Return Multi-Strategy (formerly known as Marketfield)
May 1, 2015	Cushing Renaissance Advantage
May 2, 2016	Small Cap Core

Shares of the Portfolios are currently offered to New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity

Separate Accounts-I, II, III and IX, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). The Separate Accounts are used to fund flexible premium deferred variable annuity contracts and variable life insurance policies. Shares of the Portfolios are also offered to the Conservative Allocation, Growth Allocation, Moderate Allocation and Moderate Growth Allocation Portfolios (collectively, the “Asset Allocation Portfolios”) which operate as “funds-of-funds.” The Asset Allocation Portfolios may invest in other Portfolios of the Fund as well as funds of The MainStay Funds, a Massachusetts business trust, and MainStay Funds Trust, a Delaware statutory trust, for which New York Life Investment Management LLC (“New York Life Investments” or the “Manager”) also serves as manager (the “Underlying Portfolios/Funds”). Service 2 Class shares launched on May 1, 2016. As of the date of this Report, the Convertible Portfolio is the only Portfolio that offers Service 2 Class shares. Service 2 Class shares of the Convertible Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by participating insurance companies.

On May 13, 2003, the Board of Directors of MainStay VP Series Fund, Inc. adopted a Multiple Class Plan under which the existing shares of each of the predecessor portfolios, except the Cash Management Portfolio, were re-classified as Initial Class shares, and a second class of shares, the Service Class, was established. On April 5, 2011, the Board of Trustees (the “Board”) of the Fund adopted a Multiple Class Plan that is the same in all material respects as the May 13, 2003, Multiple Class Plan. Under the terms of the Multiple Class Plan, the classes differ in that, pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, Service Class shares pay a combined distribution and service fee of 0.25% of average daily net assets to the Distributor (as defined below) of their shares. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares. VanEck Global Hard Assets Portfolio does not offer Service Class shares.

The Service Class of each Portfolio commenced operations on the dates indicated below:

Commencement of Operations	Portfolios
June 4, 2003	Bond, Government, High Yield Corporate Bond and Income Builder
June 5, 2003	Common Stock, Convertible, Cornerstone Growth, ICAP Select Equity, International Equity, Mid Cap Core, S&P 500 Index and Epoch U.S. Small Cap
June 6, 2003	Large Cap Growth
May 2, 2005	Balanced and Floating Rate

M-541

Notes to Financial Statements and Consolidated

Financial Statements (Unaudited) (continued)

Commencement of Operations	Portfolios
February 13, 2006	Conservative Allocation, Growth Allocation, Moderate Allocation and Moderate Growth Allocation
April 29, 2011	Unconstrained Bond
February 17, 2012	Eagle Small Cap Growth, Emerging Markets Equity, Janus Balanced, MFS® Utilities, PIMCO Real Return and T. Rowe Price Equity Income
May 1, 2013	Absolute Return Multi-Strategy
May 1, 2015	Cushing Renaissance Advantage
May 2, 2016	Small Cap Core

Service 2 Class shares commenced operations on April 26, 2016. Only the Convertible Portfolio currently offers Service 2 Class shares.

The investment objective for each Portfolio is as follows:

Absolute Return Multi-Strategy:  seeks to achieve long-term growth of capital.

Balanced:  seeks total return.

Bond:  seeks total return.

Cash Management:  seeks a high level of current income while preserving capital and maintaining liquidity.

Common Stock:  seeks long-term growth of capital.

Conservative Allocation:  seeks current income and, secondarily, long-term growth of capital.

Convertible:  seeks capital appreciation together with current income.

Cornerstone Growth:  seeks long-term growth of capital.

Cushing Renaissance Advantage:  seeks total return.

Eagle Small Cap Growth:  seeks long-term capital appreciation.

Emerging Markets Equity:  seeks long-term capital appreciation.

Epoch U.S. Small Cap:  seeks long-term capital appreciation by investing primarily in securities of small-cap companies.

Floating Rate:  seeks high current income.

Government:  seeks current income.

Growth Allocation:  seeks long-term growth of capital.

High Yield Corporate Bond:  seeks maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

ICAP Select Equity:  seeks total return.

Income Builder:  seeks current income consistent with reasonable opportunity for future growth of capital and income.

International Equity:  seeks long-term growth of capital.

Janus Balanced:  seeks long-term capital growth, consistent with preservation of capital and balanced current income.

Large Cap Growth:  seeks long-term growth of capital.

MFS® Utilities:  seeks total return.

Mid Cap Core:  seeks long-term growth of capital.

Moderate Allocation:  seeks long-term growth of capital and, secondarily, current income.

Moderate Growth Allocation:  seeks long-term growth of capital and, secondarily, current income.

PIMCO Real Return:  seeks maximum real return, consistent with preservation of real capital and prudent investment management.

S&P 500 Index:  seeks investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate as represented by the S&P 500® Index.

Small Cap Core:  seeks long-term growth of capital.

T. Rowe Price Equity Income:  seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.

Unconstrained Bond:  seeks total return by investing primarily in domestic and foreign debt securities.

VanEck Global Hard Assets:  seeks long-term capital appreciation by investing primarily in hard asset securities. Income is a consideration.

Note 2–Significant Accounting Policies

Each Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. Each Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Valuation of Shares.  The Cash Management Portfolio seeks to maintain a net asset value (“NAV”) of $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis. The Portfolio has adopted certain investment, portfolio and dividend and distribution policies designed to enable it to do so as such. An investment in the Cash Management Portfolio, and the other Portfolios, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

M-542	MainStay VP Funds Trust

(B)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern time) on each day the Portfolios are open for business (“valuation date”).

The Board adopted procedures establishing methodologies for the valuation of each Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolios’ assets and liabilities) rests with New York Life Investments, aided to whatever extent necessary by the Subadvisor(s) (as defined in Note 3(A)) to each Portfolio.

To assess the appropriateness of security valuations, the Manager, Subadvisor(s) or the Portfolios’ third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price a Portfolio would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of each Portfolio. Unobservable inputs reflect each Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of June 30, 2016, the aggregate value by input level of each Portfolio’s assets and liabilities is included at the end of each Portfolio’s respective Portfolio of Investments or Consolidated Portfolio of Investments.

The Portfolios may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolios generally use a market-based approach

M-543

Notes to Financial Statements and Consolidated

Financial Statements (Unaudited) (continued)

which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Portfolios may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolios’ valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolios’ valuation procedures are designed to value a security at the price a Portfolio may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that a Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2016, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor(s) reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of June 30, 2016, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Certain securities held by certain Portfolios may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolios’ NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor(s) con-

clude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of June 30, 2016, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Investments in Underlying Portfolios/Funds are valued at their respective NAVs at the close of business each day. Securities held by the Underlying Portfolios/Funds are valued using policies consistent with those used by the Underlying Portfolios/Funds, as described in the paragraphs below. These securities are generally categorized as Level 1 in the hierarchy.

Equity securities and shares of Exchange-Traded Funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Options contracts are valued at the last posted settlement price on the market where such options are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor(s). Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor(s) to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

M-544	MainStay VP Funds Trust

Securities held by the Cash Management Portfolio are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate per the requirements of Rule 2a-7 under the 1940 Act, as amended. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. These securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers. These securities are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of June 30, 2016, the Floating Rate, High Yield Corporate Bond, Janus Balanced, and Unconstrained Bond Portfolios held Level 3 securities with a value of $56,807,199, $3,634,000, $406,491, and $13,012,882 that were valued by utilizing significant unobservable inputs.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A Portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor(s) might wish to sell, and these securities could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that a Portfolio could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to a Portfolio. Under the supervision of the Board, the Manager or Subadvisor(s) measures the liquidity of a Portfolio’s investments; in doing so, the Manager or Subadvisor(s) may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued by methods deemed reasonable in good faith in such a manner as the Board deems appropriate to reflect their fair value. The liquidity of each Portfolio’s investments, as shown in their respective accompanying Portfolio of Investments, was measured as of June 30, 2016 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of June 30, 2016, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

The valuation techniques and significant amounts of unobservable inputs used in the fair valuation measurement of each Portfolio’s Level 3 securities are outlined in the table below. A significant increase or decrease in any of those inputs in isolation would result in a significantly higher or lower fair value measurement.

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Notes to Financial Statements and Consolidated

Financial Statements (Unaudited) (continued)

Floating Rate

All Level 3 investments held by Floating Rate Portfolio were valued by pricing services without adjustment. As of June 30, 2016, the value of these investments was $56,807,199.

High Yield Corporate Bond*
Asset Class	Fair Value at 6/30/16*	Valuation Technique	Unobservable Inputs	Range(Weighted Average)
Convertible Bonds (1)	$16,725,950	Market Approach	EBITDA Multiple	5x
			Discount Rate	17%
Corporate Bonds (2)	17,973,948	Income Approach	Estimated Yield	14%
	20,190	Market Approach	Estimated Remaining Claims/Value	$0.001
Common Stocks (4)	544,194	Income Approach	Liquidity Discount	20%
			Discount Rate	12%
	4,294,462	Market Approach	EBITDA Multiple	4.5x - 5.5x
			Discount Rate	30%
			Liquidity Discount	20%

	$39,558,744

*	The table above does not include certain Level 3 investments that were valued by brokers and pricing services without adjustment. As of June 30, 2016, the value of these investments was $15,850,400. The inputs for these investments were not readily available or cannot be reasonably estimated.

(C)  Income Taxes.  Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of each Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolios’ tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolios’ tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Portfolios’ financial statements. The Portfolios’ federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

For U.S. tax purposes, the Cayman Subsidiary (defined in Note 2(DD)) is treated as a controlled foreign corporation (“CFC”) of the Absolute Return Multi-Strategy Portfolio

under the Code. As a U.S. shareholder of a CFC, the Absolute Return Multi-Strategy Portfolio is required to include its share of the Cayman Subsidiary’s earnings in its taxable income. Any net loss or deficit in earnings generated by the Cayman Subsidiary cannot be deducted by the Portfolio in the period incurred, nor can such loss or deficit in earnings be carried forward to offset the Portfolio’s taxable income and the Cayman Subsidiary’s earnings in future periods. As a Cayman Islands exempted limited company, the Cayman Subsidiary has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at this time.

With respect to Absolute Return Multi-Strategy Portfolio investments in the Cayman Subsidiary, the Internal Revenue Service (“IRS”) has issued private letter rulings to regulated investment companies (but not the Portfolio) in which the IRS specifically concluded that income and gains earned by a regulated investment company from its investment in a wholly-owned foreign subsidiary that invests in commodity-linked instruments are qualifying gross income of a regulated investment company for purposes of compliance with Subchapter M of the Internal Revenue Code. However, the Portfolio is not able to rely on private letter rulings issued to other taxpayers. Additionally, the IRS has suspended the issuance of such private letter rulings, pending review of its position on this matter. In connection with investments in the Cayman Subsidiary, the Portfolio has obtained an opinion of counsel that gross income derived by the Portfolio from its investment in the Cayman Subsidiary should constitute qualifying gross income of a regulated

M-546	MainStay VP Funds Trust

investment company under Subchapter M of the Internal Revenue Code. However, no assurances can be provided that the IRS would not be able to successfully assert that the gross income derived by the Portfolio from its investment in the Cayman Subsidiary was not qualifying gross income of a regulated investment company under Subchapter M of the Internal Revenue Code, in which case the Portfolio could fail to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code if less than 90% of its gross income was not derived from such qualifying gross income. If the Portfolio failed to qualify as a regulated investment company, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates. This would significantly adversely affect the returns to, and could cause substantial losses for, Portfolio shareholders.

(D)  Foreign Taxes.  The Portfolios may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which they invest. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Portfolios will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

The Portfolios may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which they invest. The Portfolios will accrue such taxes as applicable based upon their current interpretation of tax rules and regulations that exist in the market in which they invest. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities or Consolidated Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations or Consolidated Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(E)  Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. For the Cash Management and Floating Rate Portfolios, dividends from net investment income, if any, are declared daily and paid monthly and distributions from net realized capital and currency gains, if any, are declared and paid at least annually. The Convertible, Income Builder and Unconstrained Bond Portfolios intend to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Each of the other

Portfolios intend to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested in the same class of shares, of the applicable Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(F)  Security Transactions and Investment Income. Each Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and include any gains and losses from repayments of principal on mortgage-backed securities. Dividends and distributions received by the Asset Allocation Portfolios from the Underlying Portfolios/Funds are recorded on the ex-dividend date. Discounts and premiums on securities purchased, other than Short-Term Investments, for all Portfolios are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is accreted daily based on the effective interest method.

The Absolute Return Multi-Strategy and Cushing Renaissance Advantage Portfolios may invest no more than 25% their total assets in certain master limited partnerships (“MLPs”) on an annual basis. Distributions on a MLP are generally recorded based on the characterization reported on the Portfolio’s Form 1065, Schedule K-1, received from the MLP. The Portfolios record their pro rata share of the income and deductions, and capital gains and losses allocated from each MLP on their Statement of Operations or Consolidated Statement of Operations, as well as adjusting the cost basis of each MLP accordingly, as reported on the Portfolio’s Portfolio of Investments or Consolidated Portfolio of Investments.

Distributions received from investments in energy related U.S. and Canadian royalty trusts and exploration and production companies (collectively, “Energy Trusts”) and MLPs generally are comprised of ordinary income, capital gains and return of capital from the Energy Trusts or MLPs. The Absolute Return Multi-Strategy and Cushing Renaissance Advantage Portfolios record their investment income on the ex-date of the distributions from Energy Trusts and MLPs.

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Notes to Financial Statements and Consolidated

Financial Statements (Unaudited) (continued)

Investment income and realized and unrealized gains and losses on investments of each Portfolio are allocated to the separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

A Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(G)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B)), which are charged directly to the Service Class and Service 2 Class shares, are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by each Portfolio, including those incurred with related parties of each Portfolio, are shown on each Portfolio’s Statement of Operations or Consolidated Statement of Operations.

In addition, each Asset Allocation Portfolio bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Because the Underlying Portfolios/Funds have varied expense and fee levels and the Asset Allocation Portfolios may own different proportions of the Underlying Portfolios/Funds at different times, the amount of fees and expenses incurred indirectly by each Asset Allocation Portfolio may vary. Additionally, a Portfolio may invest in shares of ETFs which are subject to management and other fees that may increase their costs versus the costs of owning the underlying securities directly. These indirect expenses of the Underlying Portfolios/Funds and ETFs are not included in the amounts shown as expenses on each Portfolio’s Statement of Operations or in the expense ratios included in the financial highlights.

(H)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(I)  Repurchase Agreements.  Each Portfolio may enter into repurchase agreements to earn income. The Portfolios may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor(s), if any, to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor(s), if any, will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the seller secured by the securities transferred to the Portfolio.

When a Portfolio enters into repurchase agreements, the Portfolio’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, a Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Portfolios.

(J)  Reverse Repurchase Agreements.  A Portfolio may enter into reverse repurchase agreements with banks or broker/dealers, which involve the sale of a security by a Portfolio and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Portfolio continues to receive any principal and interest payments on the underlying security during the term of the agreement. These agreements involve the sale of debt securities, or obligations, held by a Portfolio, with an agreement to repurchase the obligations at an agreed upon price, date and interest payment. The proceeds will be used to purchase other debt securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements will be utilized, only when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction.

The use of reverse repurchase agreements by a Portfolio creates leverage that increases a Portfolio’s investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Portfolio’s earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case. If the buyer of the obligation subject to the reverse repurchase agreement becomes bankrupt, realization upon the underlying securities may be delayed and there is a risk of loss due to any decline in their value.

(K)  Loan Assignments, Participations and Commitments.  The Floating Rate Portfolio principally invests in loan assignments and participations (“loans”). The High Yield Corporate Bond, Income Builder, Janus Balanced, PIMCO Real Return and Unconstrained Bond Portfolios may invest in loans. Commitments are agreements to make

M-548	MainStay VP Funds Trust

money available to a borrower in a specified amount, at a specified rate and within a specified time. The Portfolios record an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate.

The loans in which the Portfolios may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, a Portfolio may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If a Portfolio purchases an assignment from a lender, the Portfolio will generally have direct contractual rights against the borrower in favor of the lender. If a Portfolio purchases a participation interest either from a lender or a participant, the Portfolio typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Portfolio is subject to the credit risk of the lender or participant who sold the participation interest to the Portfolio, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, a Portfolio may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of a Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Portfolio’s Statement of Asset and Liabilities. As of June 30, 2016, the Portfolios did not hold any unfunded commitments.

(L)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Portfolios are subject to market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. Government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. A Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in a Portfolio’s Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of a Portfolio’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when a Portfolio seeks to close out a futures contract. If no liquid market exists, a Portfolio would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. Each Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolios, the Portfolios may not be entitled to the return of the entire margin owed to the Portfolios, potentially resulting in a loss. A Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the Portfolio’s NAV and may result in a loss to the Portfolio. As of June 30, 2016, all open futures contracts are shown in each applicable Porfolio’s Portfolio of Investments or Consolidated Portfolio of Investments.

(M)  Securities Sold Short.  Certain Portfolios may engage in sales of securities they do not own (“short sales”) as part of their investment strategies. When a Portfolio enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(B)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which a Portfolio sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the

M-549

Notes to Financial Statements and Consolidated

Financial Statements (Unaudited) (continued)

proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations. Broker fees and other expenses related to securities sold short are disclosed in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

(N)  Delayed Delivery Transactions.  Certain Portfolios may purchase or sell securities on a delayed delivery basis. These transactions involve a commitment by a Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell delayed delivery securities before they are delivered, which may result in a realized gain or loss. When a Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(O)  Foreign Currency Forward Contracts.  Certain Portfolios may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. These Portfolios are subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, a Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract. The Absolute Return Multi-Strategy, Income Builder, International Equity, MFS® Utilities, PIMCO Real Return and Unconstrained Bond Portfolios may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in a Portfolio’s Statement of Assets and Liabilities or Consolidated Statement of Assets and Liabilities, including counterparty risk, market risk, and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Fund faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While a Portfolio may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Portfolio than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of a Portfolio’s assets. Moreover, there may be an imperfect correlation between a Portfolio’s holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent a Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects a Portfolio’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

(P)  Foreign Currency Transactions.  The Portfolios’ books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in

M-550	MainStay VP Funds Trust

exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on a Portfolio’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(Q)  Swap Contracts.  Certain Portfolios may enter into credit default, interest rate, equity, index and currency exchange rate contracts (“swaps”). In a typical swap transaction, two parties agree to exchange the future returns (or differentials in rates of future returns) earned or realized at periodic intervals on a particular investment or instrument based on a notional principal amount. Generally, a Portfolio will enter into a swap on a net basis, which means that the two payment streams under the swap are netted, with the Portfolio receiving or paying (as the case may be) only the net amount of the two payment streams. Therefore, the Portfolio’s current obligation under a swap generally will be equal to the net amount to be paid or received under the swap, based on the relative value of notional positions attributable to each counterparty to the swap. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the terms of the swap. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).

Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing, and more types of standardized swaps are expected to be subject to mandatory clearing in the future. The counterparty risk for cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of its original counterparty. The Portfolio will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared transaction. As of June 30, 2016, all swap positions outstanding are shown in each applicable Portfolio’s Portfolio of Investments.

Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering into a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities or Consolidated Statement of Assets and Liabilities.

A Portfolio bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. A Portfolio may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar creditworthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities or Consolidated Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions.

Interest Rate Swaps: An interest rate swap is an agreement between two parties where one stream of future interest payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to an interest rate (most often the LIBOR). A Portfolio will typically use interest rate swaps to limit, or manage, its exposure to fluctuations in interest rates, or to obtain a marginally lower interest rate than it would have been able to get without the swap.

Credit Default Swaps: Certain Portfolios may enter into credit default swaps to simulate long and short bond positions or to take an active long or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation. The types of reference obligations underlying the swaps that may be entered into by a Portfolio include debt obligations of a single issuer of corporate or sovereign debt, a basket of obligations of different issuers or a credit index. A credit index is an equally-weighted credit default swap index that is designed to track a representative segment of the credit default swap

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Notes to Financial Statements and Consolidated

Financial Statements (Unaudited) (continued)

market (e.g., investment grade, high volatility, below investment grade or emerging markets) and provides an investor with exposure to specific “baskets” of issuers of certain debt instruments. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically. Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default. Selling protection effectively adds leverage to a portfolio up to the notional amount of the swap agreement. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

Equity Swaps (Total Return Swaps): Total return swap contracts are agreements between counterparties to exchange cash flow, one based on a market-linked return of an individual asset or group of assets (such as an index), and the other on a fixed or floating rate. As a total return swap, an equity swap may be structured in different ways. For example, when a Portfolio enters into a “long” equity swap, the counterparty will generally agree to pay the Portfolio the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular referenced security or securities, plus the dividends that would have been received on those securities. In return, the Portfolio may agree to pay the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such referenced security or securities, plus, in certain instances, commissions or trading spreads on the notional amounts. Therefore, the Porfolio’s return on the equity swap generally should equal the gain or loss on the notional amount, plus dividends on the referenced security or securities less the interest paid by the Portfolio on the notional amount. Alternatively, when the Portfolio enters into a “short” equity swap, the counterparty will generally agree to pay the Portfolio the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Portfolio sold a particular referenced security or securities short, less the dividend expense that the Portfolio would have incurred on the referenced security or securities, as adjusted for interest payments or other economic factors.

In this situation, the Portfolio will generally be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested directly in the referenced security or securities.

Equity swaps generally do not involve the delivery of securities or other referenced assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Portfolio is contractually obligated to make. If the other party to an equity swap defaults, the Portfolio’s risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive, if any. The Portfolio will segregate cash or liquid assets, enter into offsetting transactions or use other measures permitted by applicable law to “cover” the Portfolios’ current obligations. The Portfolios and New York Life Investments, however, believe these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Portfolio’s borrowing restrictions.

Equity swaps are derivatives and their value can be very volatile. A Portfolio may engage in total return swaps to gain exposure to emerging markets securities, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions. To the extent that the Manager, or Subadvisor does not accurately analyze and predict future market trends, the values or assets or economic factors, a Portfolio may suffer a loss, which may be substantial.

(R)  Options Contracts.  A Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When a Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities or Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swaps, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. A Portfolio, as a writer of an option, has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market. Writing call options involves risk of loss in excess of the

M-552	MainStay VP Funds Trust

related amounts reflected in the Statement of Assets and Liabilities or Consolidated Statement of Assets and Liabilities.

A Portfolio may also purchase put and call options. Purchasing call options tends to increase a Portfolio’s exposure to the underlying instrument. Alternatively, purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. A Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities or Consolidated Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

A Portfolio may purchase or write foreign currency options. Purchasing a foreign currency option gives the Portfolio the right, but not the obligation, to buy or sell a specified amount of the currency at a specified rate of exchange that may be exercised on or before the option’s expiration date. Writing a foreign currency option obligates the Portfolio to buy or sell a specified amount of foreign currency at a specified rate of exchange, and such option may be exercised on or before the option’s expiration date in exchange for an option premium. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies. The risks associated with writing a foreign currency put option include the risk that the Portfolio may incur a loss if the value of the referenced foreign currency decreases and the option is exercised. The risks associated with writing a foreign currency call option include the risk that if the value of the referenced foreign currency increases, and if the option is exercised, the Portfolio must either acquire the referenced foreign currency at the then higher price for delivery or, if the Portfolio already owns the referenced foreign currency, forego the opportunity for profit with respect to such foreign currency.

During the six-month period ended June 30, 2016, the Absolute Return Multi-Strategy Portfolio had the following transactions in written options:

	Number of Contracts	Premium
Options outstanding at December 31, 2015	$—	$—
Options written	2	559
Options bought back	(2)	(559)
Options outstanding at June 30, 2016	$—	$—

A Portfolio may purchase or write inflation-capped options to enhance returns or for hedging opportunities. An inflation-capped option pays out if inflation exceeds a certain level over a specified period of time. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.

During the six months ended June 30, 2016, PIMCO Real Return Portfolio had the following transactions in written Inflation-Capped Options, Foreign Currency Options and Options on Futures Contracts:

	Notional Amount	Premium
Options outstanding at December 31, 2015	$75,075,000	$58,428
Options written	61,235,133	160,135
Options bought back	(58,730,003)	(62,260)
Options exercised	(86)	(26,894)
Options expired	(11,400,044)	(37,895)
Options outstanding at June 30, 2016	$66,180,000	$91,514

(S)  Interest Rate Swaptions.  A Portfolio may enter into interest rate or credit default swaption agreements. A swaption is an option to enter into a pre-defined swap agreement at a specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed rate buyer. The credit default swaption agreement will specify whether the buyer of the swaption will be buying protection or selling protection.

M-553

Notes to Financial Statements and Consolidated

Financial Statements (Unaudited) (continued)

As of June 30, 2016, PIMCO Real Return Portfolio had the following transactions in Interest Rate Swaptions:

	Notional Amount	Premium
Options outstanding at December 31, 2015	$7,100,000	$56,445
Options written	—	—
Options bought back	—	—
Options expired	—	—
Options outstanding at June 30, 2016	$7,100,000	$56,445

(T)  Dollar Rolls.  Certain Portfolios may enter into dollar roll transactions in which they sell mortgage-backed securities (“MBS”) from their portfolios to a counterparty from whom a Portfolio simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolios generally transfer MBS where the MBS are “to be announced,” therefore, the Portfolios account for these transactions as purchases and sales other than in the PIMCO Real Return Portfolio. If certain criteria are met, the entity entering into these transactions may be considered to be maintaining effective control over the assets transferred, and therefore these transactions may be considered financing transactions. The PIMCO Real Return Portfolio generally enters into dollar roll transactions that are considered financing transactions. In these cases the Portfolio will reverse the realized gains and losses on the sale and reclassify the difference between the sales price and the future purchase price as an adjustment to interest income. During the six-month period ended June 30, 2016, PIMCO Real Return Portfolio’s average amount of borrowing was $140,314,795 at a weighted average interest rate of 0.55%.

When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from a portfolio and a realized gain or loss is recognized. The securities the Portfolios have agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, a Portfolio foregoes principal and interest paid on the securities. A Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Portfolios maintain liquid assets from their respective portfolios having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Portfolios at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

A Portfolio accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss).

(U)  Treasury Inflation-Protected Securities.  The PIMCO Real Return Portfolio invests in Treasury Inflation-Protected Securities (“TIPS”) which are specially structured bonds in which the principal amount is adjusted to keep pace with inflation. The inflation (deflation) adjustment is applied to the principal of each bond on a monthly basis and is accounted for as interest income on the Statements of Operations. TIPS are subject to interest rate risk.

(V)  Securities Lending.  In order to realize additional income, each Portfolio, other than the Asset Allocation and Cash Management Portfolios, may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Portfolios do engage in securities lending, the Portfolios will lend through their custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolios’ cash collateral in accordance with a lending agreement between the Portfolios and State Street, and indemnify the Portfolios against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Portfolios may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolios may also record a realized gain or loss on securities deemed sold due to the borrower’s inability to return securities on loan. The Portfolios bear the risk of any loss on investment of the collateral. The Portfolios will receive compensation for lending their securities in the form of fees or they will retain a portion of interest on the investment of any cash received as collateral. The Portfolios will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolios. During the six-month period ended June 30, 2016, the Portfolios did not have any portfolio securities on loan.

(W)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. A

M-554	MainStay VP Funds Trust

Portfolio could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Portfolios are exposed to risk until the sale or exercise of each right or warrant is completed.

(X)  Restricted Securities.  Restricted securities, as disclosed in Note 5, are securities which have been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. Disposal of these securities may involve time-consuming negotiations and expenses, and it may be difficult to obtain a prompt sale at an acceptable price.

(Y)  Offering Costs.  Costs were incurred by the Cushing Renaissance Advantage and Absolute Return Multi-Strategy Portfolios in connection with the commencement of the Portfolio’s operations. These costs are being amortized on a straight line basis over twelve months.

(Z)  Concentration of Risk.  The Absolute Return Multi-Strategy, High Yield Corporate Bond and Unconstrained Bond Portfolios’ principal investments may include high-yield debt securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility.

Each of the Absolute Return Multi-Strategy and Cushing Renaissance Advantage Portfolios may invest up to 25% of their total assets in securities of domestic and foreign publicly traded partnerships and/or other issuers (including U.S. and Canadian royalty trusts and Canadian energy companies) engaged in the transportation, storage, processing, refining, marketing, exploration, production or mining of crude oil, natural gas, minerals or other natural resources (“Energy Companies”). These Portfolios may be particularly vulnerable to adverse events affecting Energy Companies as a result of its focus in Energy Companies.

The Absolute Return Multi-Strategy and Cushing Renaissance Advantage Portfolios may invest as limited partners in the equity securities of MLPs. As limited partners of MLPs, holders of MLP equity securities are subject to certain risks inherent in the structure of MLPs, including (i) tax risks, (ii) the limited ability to elect or remove management or the general partner or managing member, (iii) limited voting rights, except with respect to extraordinary transactions, and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities.

The Cushing Renaissance Advantage Portfolio, under normal market conditions, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in a portfolio of (i) companies across the energy supply chain spectrum, including upstream, midstream and downstream energy companies, as well as oil and gas services companies, (ii) energy-intensive chemical, metal and industrial and manufacturing companies and engineering and construction companies that the Subadvisor expects to benefit from growing energy production and lower feedstock costs relative to global costs, and (iii) transportation and logistics companies providing solutions to the U.S. manufacturing industry. The Portfolio’s concentration in the energy sector may subject it to a variety of risks associated with that sector.

Cash comprises U.S. dollar and foreign currency deposits held at a bank(s) or custodian bank(s) which may exceed insured limits. The Portfolios may be subject to risk to the extent that the institutions may be unable to fulfill their obligations.

The Floating Rate, High Yield Corporate Bond, Income Builder, Janus Balanced and Unconstrained Bond Portfolios’ principal investments may include loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result, the Portfolios’ NAV could go down and you could lose money. In addition, floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Portfolios may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

M-555

Notes to Financial Statements and Consolidated

Financial Statements (Unaudited) (continued)

The Portfolios may enter into investment transactions which may represent off-balance sheet risk. Off-balance sheet risk exists when the maximum potential loss on a particular investment is greater than the value of such investment, as reflected in the Statement of Assets and Liabilities or Consolidated Statement of Assets and Liabilities. Off-balance sheet risk generally arises from the use of derivative financial instruments or short sales.

(AA)  Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help a Portfolio mitigate its counterparty risk, certain Portfolios may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between each Portfolio and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, each Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolios decline below specific levels or if the Portfolios fail to meet the terms of its ISDA Master Agreements. The result would cause the Portfolios to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities or Consolidated Statement of Assets and Liabilities.

(BB)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolios enter into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolios.

(CC)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Absolute Return Multi-Strategy, Balanced, Bond, Emerging Markets Equity, Government, Income Builder, MFS® Utilities, PIMCO Real Return, S&P 500 Index and Unconstrained Bond Portfolios’ derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolios’ financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Absolute Return Multi-Strategy

The Absolute Return Multi-Strategy Portfolio utilizes a range of derivative instruments for a variety of different purposes. Total return swaps are one form of derivative that is used. In some cases, total return swap contracts are entered into so as to affect long and short exposure to individual securities or indices within a particular strategy. In other cases, total return swaps are used to gain exposure to the strategy itself, which may also use derivatives. For example, a total return swap contract is used to generate the return available from a customized index comprised of a diversified basket of exchange-traded futures. Other examples of derivative positions into which the Portfolio has entered include interest rate swaps, credit default swaps and option contracts. These instruments are frequently used to obtain a desired return at a lower cost to the Portfolio than is available when investing directly in the underlying instrument or to hedge against credit and interest rate risks. The Portfolio has also entered into foreign currency forward contracts to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates.

M-556	MainStay VP Funds Trust

Fair value of derivative instruments as of June 30, 2016:

Asset Derivatives

	Consolidated Statement of Assets and Liabilities Location	Equity Contracts Risk	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Purchased Options	Investments in securities, at value	$—	$—	$—	$40,780	$40,780
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	—	—	1,422,561	—	1,422,561
Swap Contracts	Unrealized appreciation on swap contracts (a)	3,012,591	859,578	—	347,797	4,219,966

Total Fair Value		$3,012,591	$859,578	$1,422,561	$388,577	$5,683,307

Liability Derivatives

	Consolidated Statement of Assets and Liabilities Location	Equity Contracts Risk	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	$—	$—	$(14,894)	$—	$(14,894)
Futures Contracts	Net unrealized depreciation on investments and futures contracts (b)	—	—	—	(196,002)	(196,002)
Swap Contracts	Premiums received for swap contracts	(5,340)	(62,732)	—	—	(68,072)
Swap Contracts	Unrealized depreciation on swap contracts (a)	(2,458,647)	(536,342)	—	(65,309)	(3,060,298)

Total Fair Value		$(2,463,987)	$(599,074)	$(14,894)	$(261,311)	$(3,339,266)

(a)	Includes cumulative appreciation (depreciation) of centrally cleared swap agreements as reported in the Consolidated Portfolio of Investments. Only current day’s variation margin of centrally cleared swaps is reported within the Consolidated Statement of Assets and Liabilities.

(b)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Consolidated Portfolio of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

The effect of derivative instruments on the Consolidated Statement of Operations for the period ended June 30, 2016:

Realized Gain (Loss)

	Consolidated Statement of Operations Location	Equity Contracts Risk	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Purchased Options	Net realized gain (loss) on investments transactions	$—	$—	$—	$(30,620)	$(30,620)
Written Option	Net realized gain (loss) on written option transactions	—	—	—	559	559
Futures Contracts	Net realized gain (loss) on futures transactions	—	—	—	120,216	120,216
Swap Contracts	Net realized gain (loss) on swap transactions	118,754	1,967,995	—	(1,979,616)	107,133
Forward Contracts	Net realized gain (loss) on foreign currency transactions	—	—	(518,602)	—	(518,602)

Total Realized Gain (Loss)		$118,754	$1,967,995	$(518,602)	$(1,889,461)	$(321,314)

Change in Unrealized Appreciation (Depreciation)

	Consolidated Statement of Operations Location	Equity Contracts Risk	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Purchased Options	Net change in unrealized depreciation on investments	$—	$—	$—	$(21,499)	$(21,499)
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	100,262	—	—	(196,002)	(95,740)
Swap Contracts	Net change in unrealized appreciation on swap contracts	441,882	212,173	—	282,488	936,543
Forward Contracts	Net change in unrealized appreciation on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	—	—	1,849,090	—	1,849,090

Total Change in Unrealized Appreciation		$542,144	$212,173	$1,849,090	$64,987	$2,668,394

M-557

Notes to Financial Statements and Consolidated

Financial Statements (Unaudited) (continued)

Average Notional Amount

	Equity Contracts Risk	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Purchased Options (a)	$—	$—	$—	$2,000	$2,000
Purchased Swaptions (a)	$—	$—	$—	$12,000,000	$12,000,000
Written Option (a)	$—	$—	$—	$(2,000)	$(2,000)
Futures Contracts Long (b)	$—	$—	$—	$9,049	$9,049
Futures Contracts Short	$—	$—	$—	$(13,911,155)	$(13,911,155)
Forward Contracts Long (c)	$—	$—	$1,667,603	$—	$1,667,603
Forward Contracts Short	$—	$—	$(45,510,638)	$—	$(45,510,638)
Swap Contracts Long	$241,339,641	$87,144,256	$—	$51,862,500	$380,346,397
Swap Contracts Short	$(25,124,555)	$—	$—	$—	$(25,124,555)

(a)	Positions were open two months during the reporting period.

(b)	Positions were open four months during the reporting period.

(c)	Positions were open five months during the reporting period.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2016.

Counterparty	Gross Assets in Statement of Assets and Liabilities	Derivative assets/ (liabilities) available for Offset	Collateral Received		Net Amount of Derivative Assets*
Citibank N.A.	$206,741	$(46,714)		$—	$160,027
Credit Suisse International	686	(232)		—	454
Deutsche Bank	2,252,102	(1,978,156)		—	273,946
Morgan Stanley Capital Services LLC	133,957	(133,957)		—	—
Societe Generale S.A.	1,548,918	(43,158)		—	1,505,760
UBS A.G.	297,657	(242,740)		—	54,917

	$4,440,061	$(2,444,957)	$		$1,995,104

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2016.

Counterparty	Gross Liabilities in Statement of Assets and Liabilities	Derivative assets/ (liabilities) available for Offset	Collateral Pledged		Net Amount of Derivative Liabilities†
BNP Paribas S.A.	$19,632	$—		$—	$19,632
Citibank N.A.	46,714	(46,714)		—	—
Credit Suisse International	232	(232)		—	—
Deutsche Bank	1,978,156	(1,978,156)		—	—
JPMorgan Chase Bank	1	—		—	1
Morgan Stanley Capital Services LLC	163,360	(133,957)		—	29,403
Societe Generale S.A.	43,158	(43,158)		—	—
UBS A.G.	242,740	(242,740)		—	—

	$2,493,993	$(2,444,957)	$		$49,036

*	Represents the net amount receivable from the counterparty in the event of default.

†	Represents the net amount payable to the counterparty in the event of default.

M-558	MainStay VP Funds Trust

Balanced

The Portfolio invested in futures contracts to help manage the duration and yield curve of the Portfolio.

Fair value of derivative instruments as of June 30, 2016:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation on investments and futures contracts (a)	$300,641	$300,641

Total Fair Value		$300,641	$300,641

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized depreciation on investments and futures contracts (a)	$(23,413)	$(23,413)

Total Fair Value		$(23,413)	$(23,413)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2016:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$74,458	$74,458

Total Realized Gain (Loss)		$74,458	$74,458

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation on futures contracts	$285,844	$285,844

Total Change in Unrealized Appreciation		$285,844	$285,844

Average Notional Amount

	Interest Rate Contracts Risk	Total
Futures Contracts Long	$12,053,921	$12,053,921
Futures Contracts Short	$(4,227,753)	$(4,227,753)

M-559

Notes to Financial Statements and Consolidated

Financial Statements (Unaudited) (continued)

Bond

The Portfolio invested in future contracts to help manage the duration and yield curve of the Portfolio.

Fair value of derivative instruments as of June 30, 2016:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation on investments and futures contracts (a)	$2,337,466	$2,337,466

Total Fair Value		$2,337,466	$2,337,466

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized depreciation on investments and futures contracts (a)	$(193,233)	$(193,233)

Total Fair Value		$(193,233)	$(193,233)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2016:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$1,732,833	$1,732,833

Total Realized Gain (Loss)		$1,732,833	$1,732,833

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation on futures contracts	$2,248,998	$2,248,998

Total Change in Unrealized Appreciation		$2,248,998	$2,248,998

Average Notional Amount

	Interest Rate Contracts Risk	Total
Futures Contracts Long	$124,869,953	$124,869,953
Futures Contracts Short	$(20,480,870)	$(20,480,870)

M-560	MainStay VP Funds Trust

Emerging Markets Equity

The Portfolio engages in total return equity swap contracts to gain exposure to emerging market securities, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions.

Fair value of derivative instruments as of June 30, 2016:

Asset Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
Swap Contracts	Unrealized appreciation on total return equity swap contracts	$4,924,990	$4,924,990

Total Fair Value		$4,924,990	$4,924,990

Liability Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
Swap Contracts	Unrealized depreciation on total return equity swap contracts	$(4,134,948)	$(4,134,948)

Total Fair Value		$(4,134,948)	$(4,134,948)

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2016:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total
Swap Contracts	Net realized gain (loss) on total return equity swap transactions	$(5,132,831)	$(5,132,831)

Total Realized Gain (Loss)		$(5,132,831)	$(5,132,831)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total
Swap Contracts	Net change in unrealized appreciation on total return equity swap contracts	$988,516	$988,516

Total Change in Unrealized Appreciation		$988,516	$988,516

Average Notional Amount

	Equity Contracts Risk	Total
Total Return Equity Swap Contracts Long	$40,143,160	$40,143,160
Total Return Equity Swap Contracts Short	$(38,013,234)	$(38,013,234)

M-561

Notes to Financial Statements and Consolidated

Financial Statements (Unaudited) (continued)

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2016.

Counterparty	Gross Assets in Statement of Assets and Liabilities	Derivative assets/ (liabilities) available for offset	Collateral Received	Net Amount of Derivative Assets*
Deutsche Bank	$4,924,990	$(4,134,948)	$—	$790,042

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2016.

Counterparty	Gross Liabilities in Statement of Assets and Liabilities	Derivative assets/ (liabilities) available for offset	Collateral Pledged	Net Amount of Derivative Liabilities†
Deutsche Bank	$4,134,948	$(4,134,948)	$—	$—

*	Represents the net amount receivable from the counterparty in the event of default.

†	Represents the net amount payable to the counterparty in the event of default.

Government

The Portfolio invested in futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Portfolio’s securities.

Fair value of derivative instruments as of June 30, 2016:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation on investments and futures contracts (a)	$144,317	$144,317

Total Fair Value		$144,317	$144,317

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2016:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$86,289	$86,289

Total Realized Gain (Loss)		$86,289	$86,289

M-562	MainStay VP Funds Trust

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation on futures contracts	$161,727	$161,727

Total Change in Unrealized Appreciation		$161,727	$161,727

Average Notional Amount

	Interest Rate Contracts Risk	Total
Futures Contracts Long	$8,349,180	$8,349,180
Futures Contracts Short (a)	$(1,431,776)	$(1,431,776)

(a)	Positions were open three months during the reporting period.

Income Builder

The Portfolio invested in Treasury future contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Portfolio’s securities. The Portfolio also invested in domestic and foreign equity index futures contracts to increase the equity sensitivity to the Portfolio. Foreign currency forward contracts were used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates.

Fair value of derivative instruments as of June 30, 2016:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation on investments and futures contracts (a)	$—	$—	$1,076,992	$1,076,992
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	3,871,564	—	—	3,871,564

Total Fair Value		$3,871,564	$—	$1,076,992	$4,948,556

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized depreciation on investments and futures contracts (a)	$—	$(2,459,633)	$—	$(2,459,633)
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	(317,831)	—	—	(317,831)

Total Fair Value		$(317,831)	$(2,459,633)	$—	$(2,777,464)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

M-563

Notes to Financial Statements and Consolidated

Financial Statements (Unaudited) (continued)

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2016:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$—	$(593,618)	$908,704	$315,086
Forward Contracts	Net realized gain (loss) on foreign currency transactions	(1,200,374)	—	—	(1,200,374)

Total Realized Gain (Loss)		$(1,200,374)	$(593,618)	$908,704	$(885,288)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$—	$(2,514,524)	$1,116,538	$(1,397,986)
Forward Contracts	Net change in unrealized appreciation on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	3,313,418	—	—	3,313,418

Total Change in Unrealized Appreciation		$3,313,418	$(2,514,524)	$1,116,538	$1,915,432

Average Notional Amount

	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts Long	$—	$97,130,824	$19,469,271	$116,600,095
Forward Contracts Long (a)	$17,168,609	$—	$—	$17,168,609
Forward Contracts Short	$(64,220,331)	$—	$—	$(64,220,331)

(a)	Positions were open four months during the reporting period.

MFS® Utilities

The Portfolio invested in foreign currency forward contracts in order to provide an efficient means of maintaining liquidity while remaining fully invested in the market.

Fair value of derivative instruments as of June 30, 2016:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Total
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	$4,910,740	$4,910,740

Total Fair Value		$4,910,740	$4,910,740

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Total
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	$(250,047)	$(250,047)

Total Fair Value		$(250,047)	$(250,047)

M-564	MainStay VP Funds Trust

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2016:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Total
Forward Contracts	Net realized gain (loss) on foreign currency transactions	$1,575	$1,575

Total Realized Gain (Loss)		$1,575	$1,575

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Total
Forward Contracts	Net change in unrealized depreciation on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	$(693,777)	$(693,777)

Total Change in Unrealized Depreciation		$(693,777)	$(693,777)

Average Notional Amount

	Foreign Exchange Contracts Risk	Total
Forward Contracts Long	$13,313,088	$13,313,088
Forward Contracts Short	$(148,722,578)	$(148,722,578)

PIMCO Real Return

The Portfolio invested in inflation rate swaps to defend against potential rising interest rates. The Portfolio also invested in foreign currency forward contracts to hedge against the risk of loss due to changing currency exchange rates. The Portfolio wrote call options to decrease the Portfolio’s exposure to underlying instruments.

Fair value of derivative instruments as of June 30, 2016:

Asset Derivatives

	Statement of Assets and Liabilities Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Purchased Options	Investments in securities, at value	$—	$—	$9,424	$9,424
Futures Contracts	Net Assets—Net unrealized appreciation on investments, swap contracts, futures contracts and written options (a)	—	—	429,497	429,497
Swap Contracts	Unrealized appreciation on swap contracts (b)	—	—	1,227,171	1,227,171
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	—	2,611,962	—	2,611,962

Total Fair Value		$—	$2,611,962	$1,666,092	$4,278,054

M-565

Notes to Financial Statements and Consolidated

Financial Statements (Unaudited) (continued)

Liability Derivatives

	Statement of Assets and Liabilities Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Written Options	Investments in written options, at value	$—	$—	$(266,308)	$(266,308)
Futures Contracts	Net Assets—Net unrealized depreciation on investments and futures contracts (a)	—	—	(1,584,140)	(1,584,140)
Swap Contracts	Unrealized depreciation on swap contracts (b)	(87,075)	—	(3,396,318)	(3,483,393)
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	—	(4,425,390)	—	(4,425,390)

Total Fair Value		$(87,075)	$(4,425,390)	$(5,246,766)	$(9,759,231)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

(b)	Includes cumulative appreciation (depreciation) of centrally cleared swap agreements as reported in the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2016:

Realized Gain (Loss)

	Statement of Operations Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Purchased Options	Net realized gain (loss) on investments/security transactions	$—	$—	$(46,804)	$(46,804)
Written Options	Net realized gain (loss) on written option transactions	—	—	88,195	88,195
Futures Contracts	Net realized gain (loss) on futures transactions	—	—	(1,271,660)	(1,271,660)
Swap Contracts	Net realized gain (loss) on swap transactions	(147,936)	—	(5,658,997)	(5,806,933)
Forward Contracts	Net realized gain (loss) on foreign currency transactions	—	(19,177)	—	(19,177)

Total Realized Gain (Loss)		$(147,936)	$(19,177)	$(6,889,266)	$(7,056,379)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Purchased Options	Net change in unrealized depreciation on investments	$—	$(9,808)	$(81,564)	$(91,372)
Written Options	Net change in unrealized depreciation on written options	—	—	(134,591)	(134,591)
Futures Contracts	Net change in unrealized depreciation on futures contracts	—	—	(1,265,513)	(1,265,513)
Swap Contracts	Net change in unrealized appreciation (depreciation) on swap contracts	(85,754)	—	309,740	223,986
Forward Contracts	Net change in unrealized depreciation on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	—	(2,931,611)	—	(2,931,611)

Total Change in Unrealized Depreciation		$(85,754)	$(2,941,419)	$(1,171,928)	$(4,199,101)

M-566	MainStay VP Funds Trust

Average Notional Amount

	Credit Contracts Risk	Foreign Exchange Contracts Risk		Interest Rate Contracts Risk	Total
Written Options	$—	$(2,475,000	)(a)	$(35,124,500)	$(37,599,500)
Written Inflation-Capped Options	$—	$—		$(2,150,000)	$(2,150,000)
Purchased Options	$—	$900,000	(b)	$156,005,500	$156,905,500
Interest Rate Swaption Contracts	$—	$—		$—	$—
Futures Contracts Long	$—	$—		$30,412,893	$30,412,893
Futures Contracts Short	$—	$—		$(74,651,382)	$(74,651,382)
Swap Contracts	$17,516,667	$—		$127,613,874	$145,130,541
Forward Contracts Long	$—	$18,914,373		$—	$18,914,373
Forward Contracts Short	$—	$(78,533,003)		$—	$(78,533,003)

(a)	Positions were open four months during the reporting period.

(b)	Positions were open two months during the reporting period.

S&P 500 Index

The Portfolio invested in futures contracts in order to provide an efficient means of maintaining liquidity while remaining fully invested in the market.

Fair value of derivative instruments as of June 30, 2016:

Asset Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation on investments and futures contracts (a)	$936,670	$936,670

Total Fair Value		$936,670	$936,670

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2016:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$(3,137,147)	$(3,137,147)

Total Realized Gain (Loss)		$(3,137,147)	$(3,137,147)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation on futures contracts	$3,897,614	$3,897,614

Total Change in Unrealized Appreciation		$3,897,614	$3,897,614

M-567

Notes to Financial Statements and Consolidated

Financial Statements (Unaudited) (continued)

Average Notional Amount

	Equity Contracts Risk	Total
Futures Contracts Long	$153,919,801	$153,919,801

Unconstrained Bond

The Portfolio invested in futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Portfolio’s securities. Foreign currency forward contracts were used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. The Portfolio also invested in interest rate and credit default swap contracts in order to obtain a desired return at a lower cost to the Portfolio, rather than directly investing in an instrument yielding that desired return and to hedge against credit and interest rate risk.

Fair value of derivative instruments as of June 30, 2016:

Asset Derivatives

	Statement of Assets and Liabilities Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Swap Contracts	Net Assets—Net unrealized appreciation on investments, swap contracts and futures contracts (a)	$—	$—	$41,416	$41,416
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	—	860,699	—	860,699

Total Fair Value		$—	$860,699	$41,416	$902,115

Liability Derivatives

	Statement of Assets and Liabilities Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized depreciation on investments, swap contracts and futures contracts (b)	$—	$—	$(2,467,578)	$(2,467,578)
Swap Contracts	Net Assets—Net unrealized depreciation on investments, swap contracts and futures contracts (a)	—	—	(3,035,591)	(3,035,591)
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	—	(261,702)	—	(261,702)

Total Fair Value		$—	$(261,702)	$(5,503,169)	$(5,764,871)

(a)	Includes cumulative appreciation(depreciation) of centrally cleared swap agreements as reported in the Portfolio of Investments. Only the current day’s variation margin of centrally cleared swaps is reported within the Statement of Assets and Liabilities.

(b)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2016:

Realized Gain (Loss)

	Statement of Operations Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$—	$—	$(2,905,054)	$(2,905,054)
Swap Contracts	Net realized gain (loss) on swap transactions	18,892	—	(1,459,224)	(1,440,332)
Forward Contracts	Net realized gain (loss) on foreign currency transactions	—	(121,594)	—	(121,594)

Total Realized Gain (Loss)		$18,892	$(121,594)	$(4,364,278)	$(4,466,980)

M-568	MainStay VP Funds Trust

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized depreciation on futures contracts	$—	$—	$(3,280,777)	$(3,280,777)
Swap Contracts	Net change in unrealized appreciation (depreciation) on swap contracts	135,128	—	(5,186,144)	(5,051,016)
Forward Contracts	Net change in unrealized appreciation on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	—	436,464	—	436,464

Total Change in Unrealized Appreciation (Depreciation)		$135,128	$436,464	$(8,466,921)	$(7,895,329)

Average Notional Amount

	Credit Contracts Risk		Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts Short	$—		$—	$(375,658,132)	$(375,658,132)
Swap Contracts	$5,482,880	(a)	$—	$965,166,667	$970,649,547
Forward Contracts Long (b)	$—		$5,297,204	$—	$5,297,204
Forward Contracts Short	$—		$(16,935,694)	$—	$(16,935,694)

(a)	Positions were open five months during the reporting period.

(b)	Positions were open four months during the reporting period.

(DD)  Basis for Consolidation for the Wholly-Owned Subsidiary.  MainStay VP Multi-Strategy Cayman Fund Ltd. (the “Cayman Subsidiary”) is organized as an exempted limited company under the laws of the Cayman Islands, and is a wholly-owned and controlled subsidiary of the Absolute Return Multi-Strategy Portfolio. The Portfolio and the Cayman Subsidiary are both advised by the Manager, and are subject to the same investment restrictions and guidelines as well as follows the same compliance policies and procedures. The Cayman Subsidiary serves as an investment vehicle for the Absolute Return Multi-Strategy Portfolio to enable the Absolute Return Multi-Strategy Portfolio to gain exposure to the commodity markets, primarily through investing up to 25% in the aggregate of the Absolute Return Multi-Strategy Portfolio’s assets in the equity securities of the Cayman Subsidiary. In pursuing its investment objective, the Cayman Subsidiary is expected to invest, directly or indirectly through the use of derivatives (including total return swaps), in securities, commodities, commodityrelated instruments and other investments. Except where the context otherwise requires, the term “Portfolio” refers to the Portfolio together with the Cayman Subsidiary. As of June 30, 2016, net assets of the Cayman Subsidiary were $56,771,496 representing 11.3% of the Portfolio’s consolidated net assets.

Although the Cayman Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Portfolio, the investment programs of the Portfolio and the Cayman Subsidiary are not necessarily identical. The Portfolio currently conducts its commodity investment activities only through the Cayman Subsidiary, but retains the ability to invest in additional Cayman Islands subsidiary entities in the future. The Portfolio is currently the sole shareholder of the Cayman Subsidiary, and it is expected that the Portfolio will remain the sole shareholder and will continue to control the Cayman Subsidiary. As a wholly-owned subsidiary of the Portfolio, all assets, liabilities, income and expenses of the Cayman Subsidiary are consolidated in the financial statements and financial highlights of the Portfolio, and all significant intercompany balances, revenues and expenses have been eliminated in consolidation.

(EE)  Commodity Futures Trading Commission Regulation.  The Absolute Return Multi-Strategy Portfolio and the Cayman Subsidiary operate subject to Commodity Futures Trading Commission (“CFTC”) regulation and the Manager and Candriam France S.A.S. (“Candriam France” are registered with the CFTC as a commodity pool operator (“CPO”) and Commodity Trading Advisor (“CTA”), respectively, and each a member of the National Futures Association. The Manager and Candriam France act as CPO and CTA, respectively, to the Portfolio and the Cayman Subsidiary. Accordingly, the Portfolio and the Manager will comply with certain CFTC rules regarding the disclosure, reporting and recordkeeping requirements that apply with respect to the Portfolio as a result of the Manager’s registration as a CPO. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting

M-569

Notes to Financial Statements and Consolidated

Financial Statements (Unaudited) (continued)

requirements, based on the Portfolio’s compliance with comparable SEC requirements. This means that for most of the CFTC’s disclosure and shareholder reporting applicable to the Manager as the Portfolio’s CPO, the Manager’s compliance with SEC disclosure and shareholder reporting will generally be deemed to fulfill the Manager’s CFTC compliance obligations so long as the Portfolio operates in compliance with the conditions of CFTC Regulation 4.12.

Candriam France operates the Cayman Subsidiary in accordance with an operational exemption from certain CFTC disclosure, reporting and recordkeeping provisions.

As a result of CFTC regulation with respect to the Portfolio and the Cayman Subsidiary, the Portfolio and the Cayman Subsidiary may incur additional compliance and other expenses. The CFTC has neither reviewed nor approved the Portfolio, the Cayman Subsidiary, their investment strategies, or the Portfolio’s Prospectus or Statement of Additional Information.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisors.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolios’ investment manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). New York Life Investments manages the Conservative Allocation, Growth Allocation, Moderate Allocation and Moderate Growth Allocation Portfolios directly without the use of a subadvisor.

Candriam Belgium (“Candriam Belgium”), a registered investment adviser, serves as Subadvisor to a portion of the Emerging Markets Equity Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

Candriam France, a registered investment adviser, serves as Subadvisor to a portion of the Absolute Return Multi-Strategy Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

Cornerstone Capital Management LLC (“Cornerstone Capital”), a registered investment adviser, serves as the Subadvisor to the Cornerstone Growth Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”) (formerly Madison Square Investors LLC), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the following Portfolios: Common Stock, International Equity, Mid Cap Core, the S&P 500 Index and Small Cap Core Portfolios as well as a portion of Absolute Return Multi-Strategy Portfolio and the equity portion of the Balanced Portfolio and a portion of the Emerging Markets

Equity Portfolio, pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

Cushing® Asset Management, LP (“Cushing”), a registered investment adviser, serves as Subadvisor to the Cushing Renaissance Advantage Portfolio and a portion of the Absolute Return Multi-Strategy Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

Eagle Asset Management, Inc. (“Eagle”), a registered investment adviser, serves as Subadvisor to the Eagle Small Cap Growth Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

Epoch Investment Partners, Inc. (“Epoch”), a registered investment adviser, serves as Subadvisor to the Epoch U.S. Small Cap Portfolio and the equity portion of the Income Builder Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

Institutional Capital LLC (“ICAP”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the ICAP Select Equity Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

Janus Capital Management LLC (“Janus”), a registered investment adviser and wholly owned subsidiary of Janus Capital Group, Inc., serves as Subadvisor to the Janus Balanced Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

MacKay Shields LLC (“MacKay Shields”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to Convertible, Government, High Yield Corporate Bond and Unconstrained Bond Portfolios, as well as a portion of the Absolute Return Multi-Strategy Portfolio and the overall asset allocation and fixed-income portion of Income Builder Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

Marketfield Asset Management LLC (“Marketfield”), a registered investment adviser, served as Subadvisor to the Marketfield Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments until January 15, 2016. See prospectus supplement dated January 15, 2016 for more information regarding this Portfolio.

Massachusetts Financial Services Company (“MFS®”), a registered investment adviser and an indirect majority-owned subsidiary of Sun Life Financial, Inc. (a diversified financial services company), serves as Subadvisor to the MFS® Utilities Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

NYL Investors LLC (“NYL Investors”), a registered investment adviser and a direct wholly-owned subsidiary of

M-570	MainStay VP Funds Trust

New York Life, serves as Subadvisor to the fixed-income portion of the Balanced Portfolio and the Bond, Cash Management and Floating Rate Portfolios, pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

Pacific Investment Management Company LLC (“PIMCO”), a registered investment adviser, serves as Subadvisor to the PIMCO Real Return Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

T. Rowe Price Associates, Inc. (“T. Rowe Price”), a registered investment adviser, serves as Subadvisor to the T. Rowe Price Equity Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

VanEck Associates Corporation (“VanEck”), a registered investment adviser, serves as Subadvisor to the VanEck Global Hard Assets Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

Winslow Capital Management, Inc. (“Winslow”), a registered investment adviser, serves as Subadvisor to the Large Cap Growth Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

Pursuant to the terms of Subadvisory Agreements between New York Life Investments and the Subadvisors, New York Life Investments pays for the services of each Subadvisor.

Pursuant to the Management Agreement referenced above, New York Life Investments also serves as administrator for the Portfolios. New York Life Investments provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolios. Except for the portion of salaries and expenses that are the responsibility of the Portfolios, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolios and the operational expenses of the Portfolios. The Portfolios reimburse New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Portfolios. For more information on the Portfolios’ methodology for allocating expenses, see Note 2(G).

State Street provides sub-administration and sub-accounting services to the Portfolios pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolios, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolios’ respective NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolios’ administrative operations. For providing these services to the Portfolios, State Street is compensated by New York Life Investments.

The Fund, on behalf of each Portfolio, pays New York Life Investments in its capacity as the Portfolios’ investment manager and administrator, pursuant to the Management

Agreement, a monthly fee for the services performed and the facilities furnished at an approximate annual percentage of the average daily net assets of each Portfolio set forth in the table below. Where indicated, New York Life Investments has voluntarily agreed to waive fees and/or reimburse expenses with respect to certain Portfolios. From time to time, New York Life Investments may voluntarily limit the Cash Management Portfolio’s expenses to the extent it deems appropriate to enhance the Portfolio’s yield during periods when expenses may have a significant impact on yield because of low interest rates. This limitation may be revised or terminated by New York Life Investments at any time without notice.

Portfolio	Annual Rate on Average Daily Net Assets		Effective Management Fee Rate*
Absolute Return Multi-Strategy	1.25%	(a)	1.26%
Balanced	0.70%	(b)	0.70%
Bond	0.50%	(c)	0.49%
Cash Management	0.45%	(d)	0.44%
Common Stock	0.55%	(e)	0.54%
Conservative Allocation	0.00%		0.00%
Convertible	0.60%	(f)	0.59%
Cornerstone Growth	0.70%	(g)	0.70%
Cushing Renaissance Advantage	1.25%		1.25%
Eagle Small Cap Growth	0.81%	(h)	0.81%
Emerging Markets Equity	1.10%	(i)	1.10%
Epoch U.S. Small Cap	0.80%	(j)	0.77%
Floating Rate	0.60%	(k)	0.60%
Government	0.50%	(l)	0.50%
Growth Allocation	0.00%		0.00%
High Yield Corporate Bond	0.57%	(m)	0.56%
ICAP Select Equity	0.80%	(n)	0.76%
Income Builder	0.57%	(o)	0.57%
International Equity	0.89%	(p)	0.89%
Janus Balanced	0.55%	(q)	0.55%
Large Cap Growth	0.75%	(r)	0.74%
MFS® Utilities	0.73%	(s)	0.73%
Mid Cap Core	0.85%	(t)	0.85%
Moderate Allocation	0.00%		0.00%
Moderate Growth Allocation	0.00%		0.00%
PIMCO Real Return	0.50%		0.50%
S&P 500 Index	0.25%	(u)	0.24%
Small Cap Core	0.85%	(v)	0.85%
T. Rowe Price Equity Income	0.75%	(w)	0.74%
Unconstrained Bond	0.60%	(x)	0.58%
VanEck Global Hard Assets	0.89%	(y)	0.89%

M-571

Notes to Financial Statements and Consolidated

Financial Statements (Unaudited) (continued)

*	The effective management fee rate is exclusive of any applicable waivers/reimbursements.

(a)	Prior to January 19, 2016 the management fee rate was 1.40% up to $7.5 billion; 1.38% from $7.5 billion to $15 billion; and 1.36% in excess of $15 billion.

(b)	Up to $1 billion; 0.65% from $1 billion to $2 billion; and 0.60% in excess of $2 billion.

(c)	Up to $500 million; 0.475% from $500 million to $1 billion; 0.45% from $1 billion to $3 billion; and 0.44% in excess of $3 billion.

(d)	Up to $500 million; 0.40% from $500 million to $1 billion; and 0.35% in excess of $1 billion. From time to time, New York Life Investments may limit expenses of the Portfolio to the extent it deems appropriate to enhance the yield of the Portfolio during periods when expenses have a significant impact on the yield of the Portfolio because of low interest rates. This expense limitation policy is voluntary and may be revised or terminated by New York Life Investments at any time without notice. During the six-month period ended June 30, 2016, New York Life Investments waived its fees in the amount of $1,862,721.

(e)	Up to $500 million; 0.525% from $500 million to $1 billion; and 0.50% in excess of $1 billion.

(f)	Up to $500 million; 0.55% from $500 million to $1 billion; and 0.50% in excess of $1 billion.

(g)	Up to $500 million; 0.675% from $500 million to $1 billion; and 0.65% in excess of $1 billion. Effective July 29, 2016, the management fee schedule is 0.70% on assets up to $500 million; 0.65% on assets from $500 million to $1 billion; 0.625% on assets from $1 billion to $2 billion; and 0.60% on assets over $2 billion.

(h)	New York Life Investments has contractually agreed to waive 0.025% of its management fee on assets in excess of $1 billion. This agreement expires on May 1, 2017 and may only be amended or terminated prior to that date by action of the Board.

(i)	Up to $1 billion; and 1.09% in excess of $1 billion.

(j)	Up to $200 million; 0.75% from $200 million to $500 million; 0.725% from $500 million to $1 billion; and 0.70% in excess of $1 billion.

(k)	Up to $1 billion; 0.575% from $1 billion to $3 billion; and 0.565% in excess of $3 billion.

(l)	Up to $500 million; 0.475% on assets from $500 million to $1 billion; and 0.45% in excess of $1 billion.

(m)	Up to $1 billion; 0.55% from $1 billion to $5 billion; and 0.525% in excess of $5 billion.

(n)	Up to $250 million; 0.75% from $250 million to $1 billion; and 0.74% in excess of $1 billion.

(o)	Up to $1 billion; and 0.55% in excess of $1 billion.

(p)	Up to $500 million; and 0.85% in excess of $500 million.

(q)	New York Life Investments has contractually agreed to waive 0.025% of its management fee on assets in excess of $1 billion. This agreement expires on May 1, 2017. During the six-month period ended June 30, 2016, New York Life Investments waived its fees in the amount of $1,175.
(r)	Up to $500 million; 0.725% from $500 million to $750 million; 0.71% from $750 million to $1 billion; 0.70% from $1 billion to $2 billion; 0.66% from $2 billion to $3 billion; 0.61% from $3 billion to $7 billion; 0.585% from $7 billion to $9 billion; and 0.575% in excess of $9 billion. New York Life Investments has voluntarily agreed to waive a portion of its management fee when the subadvisory fee is reduced as a result of achieving breakpoints in the subadvisory fee schedule. The savings that result from the reduced subadvisory fee will be shared equally with the MainStay VP Large Cap Growth Portfolio provided that the amount of the management fee retained by New York Life Investments, after payment of the subadvisory fee, exceeds 0.35% of the average daily net assets of the Portfolio. This waiver may be discontinued at any time. New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.55% of the Fund’s average daily net assets from $11 billion to $13 billion; and 0.525% of the Fund’s average daily net assets over $13 billion. This agreement will remain in effect until May 1, 2017, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board. During the six-month period ended June 30, 2016, New York Life Investments waived its fees in the amount of $9,109.

(s)	Up to $1 billion; and 0.70% in excess of $1 billion.

(t)	Up to $1 billion; and 0.80% in excess of $1 billion. New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the total annual operating expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed 0.86% for the Initial Class shares. New York Life Investments has agreed to apply an equivalent waiver or reimbursement in an equal to the number of basis points to the Service Class shares. This agreement expires on May 1, 2017 and may only be amended or terminated prior to that date by action of the Board. During the six-month period ended June 30, 2016, New York Life Investments waived its fees in the amount of $106,886.

(u)	Up to $1 billion; 0.225% from $1 billion to $2 billion; 0.215% from $2 billion to $3 billion; and 0.20% in excess of $3 billion.

(v)	Up to $1 billion; and 0.80% in excess of $1 billion. New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) do not exceed 1.00% for the Initial Class and 1.25% of the Service Class. This agreement expires on May 1, 2017 and may only be amended or terminated prior to that date by action of the Board.

(w)	Up to $500 million; and 0.725% on assets in excess of $500 million. New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that total annual operating expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) do not exceed 0.85% for Initial Class and 1.10% for

M-572	MainStay VP Funds Trust

Service Class. This agreement expires on May 1, 2017 and may only be amended or terminated prior to that date by action of the Board. During the six-month period ended June 30, 2016, New York Life Investments did not waive any fees.

(x)	Up to $500 million; 0.55% from $500 million to $1 billion; 0.50% from $1 billion to $5 billion; and 0.475% in excess of $5 billion.

(y)	Up to $1 billion; and 0.88% in excess of $1 billion.

(B)  Distribution, Service and Shareholder Services Fees.  NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life, serves as distributor to the Service Class shares of all Portfolios offering such shares, pursuant to a Distribution and Service Agreement. With respect to the Service Class shares of all Portfolios offering such shares, the Fund has adopted a Distribution and Service Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Distribution and Service Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class and Service Class 2 shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class and Service Class 2 shares of each applicable Portfolio.

The Board has adopted a shareholder services plan with respect to the Service 2 Class shares of the Portfolios (each a “Services Plan”). Only the Convertible Portfolio currently offers Service 2 Class shares. Under the terms of the Services Plans, each Portfolio is authorized to pay to New York

Life Investments, its affiliates or independent third-party service providers, as compensation for services rendered to shareholders of the Service 2 Class shares, in connection with the administration of plans or programs that use Portfolio shares as their funding medium a shareholder servicing fee at the rate of 0.10% on an annualized basis of the average daily net assets of the Service 2 Class shares.

During the six-month period ended June 30, 2016, shareholder service fees incurred by Convertible Service 2 Class were $16.

(C)  Transfer and Dividend Disbursing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, serves as the transfer agent and dividend disbursing agent for the Service 2 Class shares of the Convertible Portfolio. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the period ended June 30, 2016, all associated fees were paid by the Manager.

(D)  Investments in Affiliates (in 000’s).  During the six-month period ended June 30, 2016, purchases and sales transactions, income earned from investments and percentage of outstanding shares of Affiliated Investment Companies were as follows:

Conservative Allocation

Affiliated Investment Company	Value, beginning of period	Cost of Purchases	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, end of period	% Ownership
IQ 50 Percent Hedged FTSE International ETF	$—	$16,948	$(7,687)	$115	$—	$8,693	6.9
IQ Enhanced Core Plus Bond U.S. ETF	—	26,983	—	26	—	27,192	12.4
IQ Global Resources ETF	—	1,013	—	—	—	1,113	1.3
MainStay Cushing MLP Premier Fund Class I	5,256	1,203	(1,308)	294	—	5,846	1.3
MainStay Emerging Markets Opportunities Fund Class I	3,139	—	(1,399)	—	—	1,819	1.8
MainStay Epoch Global Choice Fund Class I	27,454	811	(1,745)	—	—	25,984	11.5
MainStay Epoch U.S. All Cap Fund Class I	24,867	3,780	(3,188)	—	—	25,516	3.8
MainStay Epoch U.S. Equity Yield Fund Class I	—	2,323	(14)	11	—	2,415	4.3
MainStay High Yield Opportunities Fund Class I	4,594	1,367	(377)	124	—	5,716	3.3
MainStay ICAP Equity Fund Class I	12,994	3,757	(6,308)	83	—	10,582	1.4
MainStay ICAP International Fund Class I	33,328	2,786	(8,306)	—	—	26,050	2.0
MainStay International Opportunities Fund Class I	32,238	2,242	(9,312)	—	—	22,900	4.4
MainStay MAP Fund Class I	26,684	3,324	(3,824)	—	—	26,265	3.1
MainStay Short Duration High Yield Fund Class I	38,038	680	(17,323)	655	—	21,732	5.6
MainStay Total Return Bond Fund Class I	36,717	533	(9,869)	448	—	28,537	3.1
MainStay U.S. Equity Opportunities Fund Class I	26,848	3,002	(2,893)	—	—	26,522	3.9
MainStay VP Absolute Return Multi-Strategy Portfolio Initial Class	—	67,225	—	—	—	66,846	41.1
MainStay VP Bond Portfolio Initial Class	294,308	2,059	(88,700)	—	—	221,581	37.6
MainStay VP Cushing Renaissance Advantage Portfolio Initial Class	5,452	2,235	(4,582)	—	—	3,253	6.6

M-573

Notes to Financial Statements and Consolidated

Financial Statements (Unaudited) (continued)

Affiliated Investment Company	Value, beginning of period	Cost of Purchases	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, end of period	% Ownership
MainStay VP Eagle Small Cap Growth Portfolio Initial Class	$17,189	$2,129	$(5,885)	$—	$—	$13,085	4.6
MainStay VP Emerging Markets Equity Portfolio Initial Class	15,403	4,214	(2,034)	—	—	18,306	7.9
MainStay VP Epoch U.S. Small Cap Portfolio Initial Class	26,766	8,405	(10,157)	—	—	26,921	8.5
MainStay VP Floating Rate Portfolio Initial Class	55,351	1,355	(8,346)	957	—	49,245	22.7
MainStay VP High Yield Corporate Bond Portfolio Initial Class	49,229	9,835	(5,639)	—	—	57,972	8.3
MainStay VP International Equity Portfolio Initial Class	12,658	785	(5,049)	—	—	8,239	3.9
MainStay VP Large Cap Growth Portfolio Initial Class	31,265	1,615	(7,369)	—	—	24,076	6.1
MainStay VP Mid Cap Core Portfolio Initial Class	26,304	4,892	(4,893)	—	—	27,468	5.2
MainStay VP PIMCO Real Return Portfolio Initial Class	13,809	—	(10,208)	—	—	3,880	14.8
MainStay VP S&P 500 Index Portfolio Initial Class	35,310	21,432	(55,455)	—	—	—	—
MainStay VP Small Cap Core Portfolio Initial Class	—	7,028	—	—	—	7,003	10.8
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class	30,376	2,489	(5,370)	—	—	29,473	6.2
MainStay VP Unconstrained Bond Portfolio Initial Class	27,622	445	(4,141)	445	—	24,157	20.2
Total	$913,199	$206,895	$(291,381)	$3,158	$—	$848,387

Growth Allocation
Affiliated Investment Company	Value, beginning of period	Cost of Purchases	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, end of period	% Ownership
IQ 50 Percent Hedged FTSE International ETF	$—	$15,656	$(6,935)	$107	$—	$8,186	6.5
IQ Global Resources ETF	—	2,855	—	—	—	3,098	3.5
MainStay Cushing MLP Premier Fund Class I	4,936	916	(742)	273	—	5,834	1.3
MainStay Emerging Markets Opportunities Fund Class I	6,620	681	(1,854)	—	—	5,702	5.5
MainStay Epoch Global Choice Fund Class I	22,061	1,405	(19)	—	—	23,043	10.2
MainStay Epoch U.S. All Cap Fund Class I	56,804	4,857	(594)	—	—	60,751	9.1
MainStay Epoch U.S. Equity Yield Fund Class I	—	4,965	—	24	—	5,188	9.3
MainStay ICAP Equity Fund Class I	35,250	4,072	(2,336)	242	—	36,593	4.9
MainStay ICAP International Fund Class I	61,213	7,246	(4,006)	—	—	60,691	4.6
MainStay International Opportunities Fund Class I	55,432	7,065	(3,942)	—	—	54,338	10.3
MainStay MAP Fund Class I	58,214	4,930	(592)	—	—	62,615	7.3
MainStay U.S. Equity Opportunities Fund Class I	60,240	6,040	(860)	—	—	64,270	9.5
MainStay VP Cushing Renaissance Advantage Portfolio Initial Class	18,828	1,347	(4,361)	—	—	17,131	35.0
MainStay VP Eagle Small Cap Growth Portfolio Initial Class	37,804	3,394	(8,650)	—	—	32,138	11.3
MainStay VP Emerging Markets Equity Portfolio Initial Class	32,412	10,047	—	—	—	44,337	19.0
MainStay VP Epoch U.S. Small Cap Portfolio Initial Class	48,904	6,535	(1,152)	—	—	56,868	18.0
MainStay VP International Equity Portfolio Initial Class	21,597	1,719	(4,401)	—	—	18,918	9.0
MainStay VP Large Cap Growth Portfolio Initial Class	72,430	10,059	(12,232)	—	—	67,360	17.2
MainStay VP Mid Cap Core Portfolio Initial Class	54,483	3,006	(1,070)	—	—	58,127	11.1
MainStay VP S&P 500 Index Portfolio Initial Class	19,666	1,647	(11,959)	—	—	10,124	1.2
MainStay VP Small Cap Core Portfolio Initial Class	—	18,057	—	—	—	18,053	27.8
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class	69,288	2,924	(3,044)	—	—	73,780	15.4
Total	$736,182	$119,423	$(68,749)	$646	$—	$787,145

M-574	MainStay VP Funds Trust

Moderate Allocation
Affiliated Investment Company	Value, beginning of period	Cost of Purchases	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, end of period	% Ownership
IQ 50 Percent Hedged FTSE International ETF	$—	$22,390	$(9,916)	$147	$—	$11,735	9.4
IQ Enhanced Core Plus Bond U.S. ETF	—	32,580	—	20	—	32,816	15.0
IQ Global Resources ETF	—	2,111	—	—	—	2,319	2.6
MainStay Cushing MLP Premier Fund Class I	6,789	1,653	(1,375)	404	—	8,075	1.8
MainStay Emerging Markets Opportunities Fund Class I	6,831	—	(2,889)	—	—	4,106	3.9
MainStay Epoch Global Choice Fund Class I	35,117	927	(48)	—	—	35,334	15.6
MainStay Epoch U.S. All Cap Fund Class I	58,419	4,480	(1,444)	—	—	61,335	9.1
MainStay Epoch U.S. Equity Yield Fund Class I	—	4,708	—	22	—	4,921	8.8
MainStay High Yield Opportunities Fund Class I	5,887	547	(608)	142	—	5,961	3.5
MainStay ICAP Equity Fund Class I	37,714	5,204	(5,268)	260	—	37,473	5.0
MainStay ICAP International Fund Class I	62,782	4,523	(5,252)	—	—	58,339	4.4
MainStay International Opportunities Fund Class I	60,674	3,279	(8,028)	—	—	51,322	9.8
MainStay MAP Fund Class I	61,706	4,474	(1,842)	—	—	64,491	7.5
MainStay Short Duration High Yield Fund Class I	37,904	1,163	(10,050)	817	—	29,688	7.6
MainStay Total Return Bond Fund Class I	47,118	2,202	(13,172)	589	—	37,662	4.0
MainStay U.S. Equity Opportunities Fund Class I	61,249	3,526	(1,208)	—	—	62,443	9.2
MainStay VP Absolute Return Multi-Strategy Portfolio Initial Class	—	56,728	—	—	—	56,435	34.7
MainStay VP Bond Portfolio Initial Class	202,680	6,270	(67,096)	—	—	151,457	25.7
MainStay VP Cushing Renaissance Advantage Portfolio Initial Class	6,985	1,913	(4,425)	—	—	4,911	10.0
MainStay VP Eagle Small Cap Growth Portfolio Initial Class	13,816	1,446	(4,290)	—	—	10,670	3.8
MainStay VP Emerging Markets Equity Portfolio Initial Class	29,199	3,046	(1,112)	—	—	32,595	14.0
MainStay VP Epoch U.S. Small Cap Portfolio Initial Class	37,617	9,079	(4,820)	—	—	44,414	14.0
MainStay VP Floating Rate Portfolio Initial Class	41,613	3,585	(6,394)	738	—	39,482	18.2
MainStay VP High Yield Corporate Bond Portfolio Initial Class	43,902	11,611	(4,700)	—	—	54,955	7.9
MainStay VP International Equity Portfolio Initial Class	23,827	931	(7,870)	—	—	16,792	8.0
MainStay VP Large Cap Growth Portfolio Initial Class	75,133	4,690	(13,822)	—	—	62,604	16.0
MainStay VP Mid Cap Core Portfolio Initial Class	44,201	6,391	(1,797)	—	—	50,765	9.7
MainStay VP PIMCO Real Return Portfolio Initial Class	17,668	—	(12,925)	—	—	5,100	19.4
MainStay VP S&P 500 Index Portfolio Initial Class	50,283	22,170	(70,181)	—	—	1,154	0.1
MainStay VP Small Cap Core Portfolio Initial Class	—	9,433	—	—	—	9,419	14.5
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class	68,161	3,084	(4,255)	—	—	71,586	15.0
MainStay VP Unconstrained Bond Portfolio Initial Class	35,078	1,064	(4,614)	578	—	31,830	26.6
Total	$1,172,353	$235,208	$(269,401)	$3,717	$—	$1,152,189

Moderate Growth Allocation
Affiliated Investment Company	Value, beginning of period	Cost of Purchases	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, end of period	% Ownership
IQ 50 Percent Hedged FTSE International ETF	$—	$37,131	$(16,423)	$242	$—	$19,453	15.5
IQ Enhanced Core Plus Bond U.S. ETF	—	16,879	—	3	—	16,929	7.7
IQ Global Resources ETF	—	5,036	—	—	—	5,515	6.2
MainStay Cushing MLP Premier Fund Class I	10,331	1,751	(829)	573	—	12,699	2.8
MainStay Emerging Markets Opportunities Fund Class I	14,363	133	(4,913)	—	—	9,996	9.6
MainStay Epoch Global Choice Fund Class I	57,463	1,964	—	—	—	58,292	25.8
MainStay Epoch U.S. All Cap Fund Class I	118,059	6,751	(2,394)	—	—	121,824	18.1

M-575

Notes to Financial Statements and Consolidated

Financial Statements (Unaudited) (continued)

Affiliated Investment Company	Value, beginning of period	Cost of Purchases	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, end of period	% Ownership
MainStay Epoch U.S. Equity Yield Fund Class I	$—	$10,073	$—	$48	$—	$10,527	18.9
MainStay High Yield Opportunities Fund Class I	9,636	1,018	(1,915)	215	—	8,924	5.2
MainStay ICAP Equity Fund Class I	72,800	6,278	(6,530)	484	—	71,818	9.5
MainStay ICAP International Fund Class I	135,515	8,297	(6,870)	—	—	128,747	9.8
MainStay International Opportunities Fund Class I	131,274	8,054	(13,654)	—	—	115,708	22.0
MainStay MAP Fund Class I	124,592	4,507	(1,361)	—	—	127,685	14.9
MainStay Short Duration High Yield Fund Class I	62,726	4,189	(18,939)	1,353	—	49,102	12.6
MainStay Total Return Bond Fund Class I	30,213	1,542	(9,768)	391	—	23,026	2.5
MainStay U.S. Equity Opportunities Fund Class I	127,832	3,723	(2,106)	—	—	126,761	18.6
MainStay VP Absolute Return Multi-Strategy Portfolio Initial Class	—	35,075	—	—	—	34,906	21.5
MainStay VP Bond Portfolio Initial Class	218	—	(220)	—	—	—	—
MainStay VP Cushing Renaissance Advantage Portfolio Initial Class	26,354	4,197	(8,738)	—	—	23,670	48.3
MainStay VP Eagle Small Cap Growth Portfolio Initial Class	70,601	3,875	(13,313)	—	—	60,348	21.3
MainStay VP Emerging Markets Equity Portfolio Initial Class	64,269	7,340	—	—	—	74,774	32.1
MainStay VP Epoch U.S. Small Cap Portfolio Initial Class	101,167	16,671	(3,794)	—	—	120,270	38.0
MainStay VP Floating Rate Portfolio Initial Class	62,557	7,448	(13,812)	1,066	—	57,151	26.4
MainStay VP High Yield Corporate Bond Portfolio Initial Class	65,850	20,631	(11,118)	—	—	81,484	11.6
MainStay VP International Equity Portfolio Initial Class	51,457	2,229	(13,519)	—	—	40,005	19.1
MainStay VP Large Cap Growth Portfolio Initial Class	145,777	4,732	(25,141)	—	—	118,712	30.3
MainStay VP Mid Cap Core Portfolio Initial Class	111,993	8,836	(3,490)	—	—	121,318	23.1
MainStay VP PIMCO Real Return Portfolio Initial Class	28,995	522	(21,384)	—	—	8,724	33.2
MainStay VP S&P 500 Index Portfolio Initial Class	88,831	33,695	(100,302)	—	—	22,812	2.7
MainStay VP Small Cap Core Portfolio Initial Class	—	29,519	—	—	—	29,399	45.3
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class	142,983	3,955	(6,558)	—	—	149,741	31.3
MainStay VP Unconstrained Bond Portfolio Initial Class	57,596	3,549	(8,456)	968	—	53,193	44.4
Total	$1,913,452	$299,600	$(315,547)	$5,343	$—	$1,903,513

Floating Rate
Affiliated Investment Company	Value, beginning of period	Cost of Purchases	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, end of period	% Ownership
MainStay High Yield Corporate Bond Fund Class I	$7,177	$—	$—	$251	$—	$7,515	0.1
Total	$7,177	$—	$—	$251	$—	$7,515

Note 4–Federal Income Tax

Under the Regulated Investment Company Modernization Act of 2010, the Portfolios are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of December 31, 2015, for federal income tax purposes, capital loss carryforwards, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of each respective Portfolio through the years indicated. Accordingly, no capital gains

M-576	MainStay VP Funds Trust

distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Portfolio	Capital Loss Available Through	Short-Term Amounts (000’s)	Long-Term Amounts (000’s)
Absolute Return Multi-Strategy	Unlimited	$76,668,101	$—
Cash Management	Unlimited	$122	$—
Cushing Renaissance Advantage	Unlimited	$17,735,370	$—
Emerging Markets Equity	Unlimited	$51,959,528	$61,584,940
Floating Rate	2016	$3,219,152	$—
	2017	2,462,270	—
	Unlimited	1,034,931	7,130,740
Total		$6,716,353	$7,130,740
Government	Unlimited	$1,081,929	$1,477,420
High Yield Corporate Bond	2017	$17,478,342	$—
	Unlimited	22,296,504	29,511,691
Total		$39,774,846	$29,511,691
International Equity	2016	$38,965,841	$—
	2017	39,289,908	—
Total		$78,255,749	$—
PIMCO Real Return	Unlimited	$12,256,230	$44,145,420
Unconstrained Bond	Unlimited	$6,273,588	$11,527,516
VanEck Global Hard Assets	Unlimited	$18,670,365	$88,853,521

The following Portfolios utilized capital loss carryforwards during the year ended December 31, 2015:

Portfolio	Capital Loss Carryforward Utilized
Cash Management	$180
International Equity	22,176,607

During the year ended December 31, 2015, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2015
Portfolio	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
Balanced	$14,185,487	$12,486,530
Bond	25,564,014	408,815
Cash Management	57,785	—
Common Stock	9,750,011	56,168,413
Conservative Allocation	29,172,343	46,210,607
Convertible	27,525,745	35,864,539
Cornerstone Growth	22,473,167	36,841,813
Cushing Renaissance Advantage	432,670	—
Eagle Small Cap Growth	2,111,675	50,428,024
Emerging Markets Equity	4,825,780	—
Epoch U.S. Small Cap	12,279,381	36,369,391
Floating Rate	29,383,047	—
Government	6,880,813	—
Growth Allocation	13,903,128	51,058,267
High Yield Corporate Bond	161,138,471	—
ICAP Select Equity	33,369,958	143,963,315
Income Builder	29,415,877	15,218,656
International Equity	4,388,642	—
Janus Balanced	25,848,152	57,344,730
Large Cap Growth	—	105,674,532
MFS® Utilities	70,779,162	78,382,031
Mid Cap Core	55,779,517	80,242,280
Moderate Allocation	39,107,061	82,457,340
Moderate Growth Allocation	57,479,095	154,123,346
PIMCO Real Return Portfolio	15,657,831	—
S&P 500 Index	20,550,630	18,274,210
T. Rowe Price Equity Income	15,332,476	42,017,414
Unconstrained Bond	27,413,430	—
VanEck Global Hard Assets	1,584,223	—

Note 5–Restricted Securities

High Yield Corporate Bond

Security	Date(s) of Acquisition	Principal Amount/ Shares	Cost	6/30/16 Value	Percent of Net Assets
Affinity Gaming LLC
Common Stock	10/24/12	75,000	$843,750	$1,012,500	0.0	%‡
Chesapeake Energy Corp. (Escrow Claim Shares)
Corporate Bond
6.775%, due 3/15/19	11/26/14	$6,820,000	—	1,841,400	0.0	‡
Exide Technologies, Inc.
Common Stock	4/30/15	447,050	16,582,658	1,251,740	0.1

M-577

Notes to Financial Statements and Consolidated

Financial Statements (Unaudited) (continued)

Security	Date(s) of Acquisition	Principal Amount/ Shares	Cost	6/30/16 Value	Percent of Net Assets
Exide Technologies, Inc. (Escrow Claim Shares)
Corporate Bond
8.625%, due 2/1/18	8/28/15	$20,190,000	$—	$20,190	0.0	%‡
ION Media Networks, Inc.
Common Stock	3/12/10-12/20/10	725	1,099	388,150	0.0	‡
Neenah Enterprises, Inc.
Common Stock	7/29/10	230,859	1,955,376	3,042,722	0.1
Rex Energy Corp.
Common Stock	4/7/16	653,235	16,411,861	431,848	0.0	‡
Sterling Entertainment Enterprises LLC
Corporate Bond
9.75%, due 12/31/19
Upstate New York Power Producers, Inc.	12/21/12	$10,000,000	10,000,000	10,375,000	0.4
Common Stock	6/29/12-5/23/16	130,037	—	156,044	0.0	‡
Total			$45,794,744	$18,519,594	0.6%

‡	Less than one-tenth of a percent.

Income Builder

Security	Date of Acquisition	Shares	Cost	6/30/16 Value	Percent of Net Assets
ION Media Networks, Inc. Common Stock	3/11/14	8	$13	$4,283	0.0%	‡

‡	Less than one-tenth of a percent.

Note 6–Custodian

State Street is the custodian of cash and securities held by the Portfolios. Custodial fees are charged to the Portfolios based on the Portfolios’ net assets and/or the market value of securities held by the Portfolios and the number of certain cash transactions incurred by the Portfolios.

Note 7–Line of Credit

The Portfolios, except for Cash Management Portfolio and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted aggregate amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among certain Portfolios and affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the Portfolios, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000 and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the six-month period ended June 30, 2016, there were no borrowings made or outstanding with respect to the Portfolios under the Credit Agreement.

M-578	MainStay VP Funds Trust

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2016, purchases and sales of securities, other than short-term securities and securities subject to repurchase transactions, were as follows:

	U.S. Government Securities		Other
Portfolio	Purchases	Sales	Purchases	Sales
Absolute Return Multi-Strategy	$6,530	$—	$341,222	$403,586
Balanced	279,234	269,678	309,248	316,334
Bond	1,141,835	1,158,073	235,860	346,474
Common Stock	—	—	404,194	399,325
Conservative Allocation	—	—	206,895	291,381
Convertible	—	—	145,451	127,795
Cornerstone Growth	—	—	172,526	192,695
Cushing Renaissance Advantage	—	—	122,050	122,376
Eagle Small Cap Growth	—	—	46,132	87,348
Emerging Markets Equity	—	—	244,787	228,154
Epoch U.S. Small Cap	—	—	191,978	170,354
Floating Rate	—	—	127,934	108,704
Government	84,653	63,919	1,900	3,215
Growth Allocation	—	—	119,423	68,749
High Yield Corporate Bond	—	—	598,965	516,091
ICAP Select Equity	—	—	562,345	607,883
Income Builder	—	10	100,018	56,432
International Equity	—	—	80,193	114,554
Janus Balanced	186,053	163,644	260,064	263,545
Large Cap Growth	—	—	507,053	513,979
MFS® Utilities	—	—	159,187	225,018
Mid Cap Core	—	—	777,778	775,110
Moderate Allocation	—	—	235,208	269,401
Moderate Growth Allocation	—	—	299,600	315,547
PIMCO Real Return	495,911	549,141	34,495	39,072
S&P 500 Index	—	—	27,226	25,155
Small Cap Core	—	—	73,786	7,997
T. Rowe Price Equity Income	—	—	95,330	121,744
Unconstrained Bond	—	—	204,194	136,760
VanEck Global Hard Assets	—	—	78,987	99,666

Certain Portfolios may purchase securities from or sell to other portfolios managed by the respective Subadvisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the 1940 Act. Those Portfolios that engaged in

Rule 17a-7 transactions during the six-month period ended June 30, 2016, were as follows:

Portfolio	Purchases (000’s)	Sales (000’s)	Realized Gain/(Loss) (000’s)
High Yield Corporate Bond	$14,487	$—	$—
MFS® Utilities	704	220	(33)
PIMCO Real Return	—	598	(135)
T. Rowe Price Equity Income	194	—	—
VanEck Global Hard Assets	8,417	—	—

M-579

Notes to Financial Statements and Consolidated

Financial Statements (Unaudited) (continued)

Note 9–In-Kind Transfer of Securities

On May 1, 2015, the Cushing Renaissance Advantage Portfolio sold shares of beneficial interest to the Asset Allocation Portfolios in exchange for cash and securities. Cash and securities were transferred in at their market value at the close of business on the date of the transaction.

Transferring Portfolio	Shares	Purchase Value
Conservative Allocation	1,985,051	$19,850,515
Growth Allocation	2,271,762	22,717,622
Moderate Allocation	2,094,566	20,945,660
Moderate Growth Allocation	4,334,683	43,346,832

Note 10–Capital Share Transactions

Transactions in capital shares for the period ended June 30, 2016, and the year ended December 31, 2015, were as follows:

Absolute Return Multi-Strategy (a)

Initial Class	Shares	Amount
Six-month period ended June 30, 2016:
Shares sold	18,251,750	$160,747,560
Shares redeemed	(13,035)	(113,758)

Net increase (decrease)	18,238,715	$160,633,802

Year ended December 31, 2015:
Shares sold	725,071	$7,022,037
Shares redeemed	(10,581,338)	(100,261,905)

Net increase (decrease)	(9,856,267)	$(93,239,868)

Service Class	Shares	Amount
Six-month period ended June 30, 2016:
Shares sold	4,485,140	$39,000,678
Shares redeemed	(2,406,648)	(20,990,649)

Net increase (decrease)	2,078,492	$18,010,029

Year ended December 31, 2015:
Shares sold	7,241,062	$68,405,906
Shares redeemed	(5,731,675)	(54,223,241)

Net increase (decrease)	1,509,387	$14,182,665

(a) Effective January 19, 2016, name changed from VP Marketfield.

Balanced

Initial Class	Shares	Amount

Six-month period ended June 30, 2016:
Shares sold	47,749	$659,101
Shares redeemed	(58,852)	(803,539)

Net increase (decrease)	(11,103)	$(144,438)

Year ended December 31, 2015:
Shares sold	111,859	$1,668,502
Shares issued to shareholders in reinvestment of dividends and distributions	76,785	1,043,246
Shares redeemed	(103,277)	(1,528,428)

Net increase (decrease)	85,367	$1,183,320

Service Class	Shares	Amount
Six-month period ended June 30, 2016:
Shares sold	1,750,316	$23,712,530
Shares redeemed	(1,722,426)	(22,896,698)

Net increase (decrease)	27,890	$815,832

Year ended December 31, 2015:
Shares sold	4,889,512	$71,980,882
Shares issued to shareholders in reinvestment of dividends and distributions	1,901,401	25,628,771
Shares redeemed	(3,226,604)	(46,679,878)

Net increase (decrease)	3,564,309	$50,929,775

Bond

Initial Class	Shares	Amount
Six-month period ended June 30, 2016:
Shares sold	1,154,534	$16,802,137
Shares redeemed	(11,738,814)	(169,913,468)

Net increase (decrease)	(10,584,280)	$(153,111,331)

Year ended December 31, 2015:
Shares sold	14,524,181	$211,430,500
Shares issued to shareholders in reinvestment of dividends and distributions	1,278,533	18,294,806
Shares redeemed	(16,461,535)	(239,493,831)

Net increase (decrease)	(658,821)	$(9,768,525)

Service Class	Shares	Amount
Six-month period ended June 30, 2016:
Shares sold	1,993,885	$28,702,008
Shares redeemed	(1,956,946)	(28,200,351)

Net increase (decrease)	36,939	$501,657

Year ended December 31, 2015:
Shares sold	2,558,501	$36,821,264
Shares issued to shareholders in reinvestment of dividends and distributions	541,269	7,678,023
Shares redeemed	(3,883,881)	(55,928,276)

Net increase (decrease)	(784,111)	$(11,428,989)

M-580	MainStay VP Funds Trust

Cash Management

Initial Class (at $1 per share)	Shares
Six-month period ended June 30, 2016:
Shares sold	188,131,216
Shares issued to shareholders in reinvestment of dividends and distributions	31,636
Shares redeemed	(188,454,931)

Net increase (decrease)	(292,079)

Year ended December 31, 2015:
Shares sold	440,631,235
Shares issued to shareholders in reinvestment of dividends and distributions	57,780
Shares redeemed	(398,915,252)

Net increase (decrease)	41,773,763

Common Stock

Initial Class	Shares	Amount
Six-month period ended June 30, 2016:
Shares sold	184,226	$4,550,284
Shares redeemed	(1,204,761)	(30,207,639)

Net increase (decrease)	(1,020,535)	$(25,657,355)

Year ended December 31, 2015:
Shares sold	853,748	$23,904,233
Shares issued to shareholders in reinvestment of dividends and distributions	2,157,342	52,914,328
Shares redeemed	(1,964,634)	(53,923,887)

Net increase (decrease)	1,046,456	$22,894,674

Service Class	Shares	Amount
Six-month period ended June 30, 2016:
Shares sold	1,426,029	$35,289,911
Shares redeemed	(418,796)	(10,330,171)

Net increase (decrease)	1,007,233	$24,959,740

Year ended December 31, 2015:
Shares sold	1,695,627	$46,426,293
Shares issued to shareholders in reinvestment of dividends and distributions	534,011	13,004,096
Shares redeemed	(1,421,486)	(38,910,715)

Net increase (decrease)	808,152	$20,519,674

Conservative Allocation

Initial Class	Shares	Amount
Six-month period ended June 30, 2016:
Shares sold	132,156	$1,429,335
Shares redeemed	(182,457)	(1,936,906)

Net increase (decrease)	(50,301)	$(507,571)

Year ended December 31, 2015:
Shares sold	494,952	$5,883,336
Shares issued to shareholders in reinvestment of dividends and distributions	125,339	1,342,547
Shares redeemed	(432,863)	(5,100,451)

Net increase (decrease)	187,428	$2,125,432

Service Class	Shares	Amount
Six-month period ended June 30, 2016:
Shares sold	4,346,820	$46,044,112
Shares redeemed	(10,460,098)	(110,009,550)

Net increase (decrease)	(6,113,278)	$(63,965,438)

Year ended December 31, 2015:
Shares sold	12,949,601	$151,276,575
Shares issued to shareholders in reinvestment of dividends and distributions	6,980,338	74,040,403
Shares redeemed	(11,382,935)	(131,474,752)

Net increase (decrease)	8,547,004	$93,842,226

Convertible

Initial Class	Shares	Amount
Six-month period ended June 30, 2016:
Shares sold	147,480	$1,694,274
Shares issued to shareholders in reinvestment of dividends and distributions	380,130	4,357,391
Shares redeemed	(797,292)	(9,127,959)

Net increase (decrease)	(269,682)	$(3,076,294)

Year ended December 31, 2015:
Shares sold	455,244	$6,076,347
Shares issued to shareholders in reinvestment of dividends and distributions	1,285,743	15,550,099
Shares redeemed	(1,490,103)	(19,603,103)

Net increase (decrease)	250,884	$2,023,343

M-581

Notes to Financial Statements and Consolidated

Financial Statements (Unaudited) (continued)

Service Class	Shares	Amount
Six-month period ended June 30, 2016:
Shares sold	1,648,114	$18,690,995
Shares issued to shareholders in reinvestment of dividends and distributions	1,219,340	13,868,032
Shares redeemed	(2,769,370)	(31,453,824)

Net increase (decrease)	98,084	$1,105,203

Year ended December 31, 2015:
Shares sold	5,349,099	$70,139,149
Shares issued to shareholders in reinvestment of dividends and distributions	3,993,155	47,840,185
Shares redeemed	(4,764,955)	(61,642,181)

Net increase (decrease)	4,577,299	$56,337,153

Service 2 Class	Shares	Amount
Period ended June 30, 2016 (a):
Shares sold	17,545	$203,983
Shares issued to shareholders in reinvestment of dividends and distributions	14	163
Shares redeemed	(3)	(33)

Net increase (decrease)	17,556	$204,113

(a) Inception date was April 26, 2016.

Cornerstone Growth

Initial Class	Shares	Amount
Six-month period ended June 30, 2016:
Shares sold	82,415	$1,928,861
Shares redeemed	(694,484)	(16,781,542)

Net increase (decrease)	(612,069)	$(14,852,681)

Year ended December 31, 2015:
Shares sold	307,776	$9,400,750
Shares issued to shareholders in reinvestment of dividends and distributions	2,024,449	50,986,612
Shares redeemed	(1,906,113)	(54,659,968)

Net increase (decrease)	426,112	$5,727,394

Service Class	Shares	Amount
Six-month period ended June 30, 2016:
Shares sold	195,966	$4,612,494
Shares redeemed	(224,664)	(5,456,214)

Net increase (decrease)	(28,698)	$(843,720)

Year ended December 31, 2015:
Shares sold	319,503	$9,122,934
Shares issued to shareholders in reinvestment of dividends and distributions	333,784	8,328,368
Shares redeemed	(385,837)	(11,191,000)

Net increase (decrease)	267,450	$6,260,302

Cushing Renaissance Advantage

Initial Class	Shares	Amount
Six-month period ended June 30, 2016:
Shares sold	1,366,703	$9,736,325
Shares redeemed	(3,017,486)	(22,851,001)

Net increase (decrease)	(1,650,783)	$(13,114,676)

Year ended December 31, 2015 (a)(b):
Shares sold	14,999,933	$146,280,070
Shares issued to shareholders in reinvestment of dividends and distributions	52,360	398,814
Shares redeemed	(7,362,218)	(60,238,747)

Net increase (decrease)	7,690,075	$86,440,137

Service Class	Shares	Amount
Six-month period ended June 30, 2016:
Shares sold	1,937,607	$14,924,426
Shares redeemed	(469,863)	(3,514,967)

Net increase (decrease)	1,467,744	$11,409,459

Year ended December 31, 2015 (a):
Shares sold	862,675	$7,777,215
Shares issued to shareholders in reinvestment of dividends and distributions	4,447	33,856
Shares redeemed	(85,953)	(741,798)

Net increase (decrease)	781,169	$7,069,273

(a)	The inception date of the Portfolio was May 1, 2015.

(b)	Includes in-kind purchases in the amount of $106,860,629 during the period ended December 31, 2015. (See Note 9)

Eagle Small Cap Growth

Initial Class	Shares	Amount
Six-month period ended June 30, 2016:
Shares sold	1,224,550	$12,857,680
Shares redeemed	(4,201,685)	(45,343,322)

Net increase (decrease)	(2,977,135)	$(32,485,642)

Year ended December 31, 2015:
Shares sold	6,795,738	$90,657,948
Shares issued to shareholders in reinvestment of dividends and distributions	3,905,128	43,845,491
Shares redeemed	(8,782,978)	(109,917,739)

Net increase (decrease)	1,917,888	$24,585,700

M-582	MainStay VP Funds Trust

Service Class	Shares	Amount
Six-month period ended June 30, 2016:
Shares sold	468,144	$4,942,464
Shares redeemed	(821,148)	(8,864,928)

Net increase (decrease)	(353,004)	$(3,922,464)

Year ended December 31, 2015:
Shares sold	1,891,459	$25,172,839
Shares issued to shareholders in reinvestment of dividends and distributions	781,623	8,694,208
Shares redeemed	(1,086,568)	(14,367,753)

Net increase (decrease)	1,586,514	$19,499,294

Epoch U.S. Small Cap

Initial Class	Shares	Amount
Six-month period ended June 30, 2016:
Shares sold	4,059,268	$42,465,963
Shares redeemed	(2,059,318)	(23,722,406)

Net increase (decrease)	1,999,950	$18,743,557

Year ended December 31, 2015:
Shares sold	8,814,618	$112,028,015
Shares issued to shareholders in reinvestment of dividends and distributions	2,315,205	27,093,744
Shares redeemed	(1,799,512)	(23,717,269)

Net increase (decrease)	9,330,311	$115,404,490

Service Class	Shares	Amount
Six-month period ended June 30, 2016:
Shares sold	906,796	$9,873,743
Shares redeemed	(1,417,842)	(15,548,774)

Net increase (decrease)	(511,046)	$(5,675,031)

Year ended December 31, 2015:
Shares sold	1,873,513	$24,041,576
Shares issued to shareholders in reinvestment of dividends and distributions	1,903,978	21,555,028
Shares redeemed	(2,407,786)	(30,801,181)

Net increase (decrease)	1,369,705	$14,795,423

Emerging Markets Equity

Initial Class	Shares	Amount
Six-month period ended June 30, 2016:
Shares sold	4,175,518	$27,731,712
Shares redeemed	(1,219,292)	(8,170,223)

Net increase (decrease)	2,956,226	$19,561,489

Year ended December 31, 2015:
Shares sold	12,472,855	$98,486,540
Shares issued to shareholders in reinvestment of dividends and distributions	404,492	2,884,208
Shares redeemed	(2,944,987)	(23,205,641)

Net increase (decrease)	9,932,360	$78,165,107

Service Class	Shares	Amount
Six-month period ended June 30, 2016:
Shares sold	970,451	$6,413,959
Shares redeemed	(1,540,746)	(10,190,469)

Net increase (decrease)	(570,295)	$(3,776,510)

Year ended December 31, 2015:
Shares sold	2,472,600	$19,366,287
Shares issued to shareholders in reinvestment of dividends and distributions	272,574	1,941,572
Shares redeemed	(3,599,349)	(28,417,364)

Net increase (decrease)	(854,175)	$(7,109,505)

Floating Rate

Initial Class	Shares	Amount
Six-month period ended June 30, 2016:
Shares sold	2,697,532	$23,711,967
Shares issued to shareholders in reinvestment of dividends and distributions	460,922	4,066,690
Shares redeemed	(4,720,427)	(41,123,193)

Net increase (decrease)	(1,561,973)	$(13,344,536)

Year ended December 31, 2015:
Shares sold	6,034,343	$54,660,091
Shares issued to shareholders in reinvestment of dividends and distributions	949,083	8,579,087
Shares redeemed	(3,769,994)	(34,214,175)

Net increase (decrease)	3,213,432	$29,025,003

Service Class	Shares	Amount
Six-month period ended June 30, 2016:
Shares sold	3,562,849	$31,404,511
Shares issued to shareholders in reinvestment of dividends and distributions	1,145,373	10,107,557
Shares redeemed	(6,805,239)	(59,834,546)

Net increase (decrease)	(2,097,017)	$(18,322,478)

Year ended December 31, 2015:
Shares sold	9,344,684	$84,538,785
Shares issued to shareholders in reinvestment of dividends and distributions	2,299,701	20,803,960
Shares redeemed	(11,206,020)	(101,453,194)

Net increase (decrease)	438,365	$3,889,551

M-583

Notes to Financial Statements and Consolidated

Financial Statements (Unaudited) (continued)

Government

Initial Class	Shares	Amount
Six-month period ended June 30, 2016:
Shares sold	445,862	$4,969,299
Shares redeemed	(677,242)	(7,586,019)

Net increase (decrease)	(231,380)	$(2,616,720)

Year ended December 31, 2015:
Shares sold	338,674	$3,801,388
Shares issued to shareholders in reinvestment of dividends and distributions	193,804	2,145,853
Shares redeemed	(1,290,810)	(14,501,317)

Net increase (decrease)	(758,332)	$(8,554,076)

Service Class	Shares	Amount
Six-month period ended June 30, 2016:
Shares sold	3,618,549	$40,051,326
Shares redeemed	(2,163,773)	(24,021,832)

Net increase (decrease)	1,454,776	$16,029,494

Year ended December 31, 2015:
Shares sold	2,464,996	$27,539,637
Shares issued to shareholders in reinvestment of dividends and distributions	430,806	4,734,960
Shares redeemed	(3,142,830)	(35,053,684)

Net increase (decrease)	(247,028)	$(2,779,087)

Growth Allocation

Initial Class	Shares	Amount
Six-month period ended June 30, 2016:
Shares sold	434,753	$4,436,542
Shares redeemed	(109,850)	(1,124,001)

Net increase (decrease)	324,903	$3,312,541

Year ended December 31, 2015:
Shares sold	701,009	$8,377,576
Shares issued to shareholders in reinvestment of dividends and distributions	448,850	4,710,880
Shares redeemed	(276,556)	(3,349,272)

Net increase (decrease)	873,303	$9,739,184

Service Class	Shares	Amount
Six-month period ended June 30, 2016:
Shares sold	9,587,314	$96,870,871
Shares redeemed	(3,117,282)	(31,866,612)

Net increase (decrease)	6,470,032	$65,004,259

Year ended December 31, 2015:
Shares sold	18,842,159	$222,798,928
Shares issued to shareholders in reinvestment of dividends and distributions	5,779,777	60,250,515
Shares redeemed	(5,404,981)	(64,471,603)

Net increase (decrease)	19,216,955	$218,577,840

High Yield Corporate Bond

Initial Class	Shares	Amount
Six-month period ended June 30, 2016:
Shares sold	6,695,067	$61,509,931
Shares redeemed	(6,374,678)	(58,676,194)

Net increase (decrease)	320,389	$2,833,737

Year ended December 31, 2015:
Shares sold	14,912,033	$142,581,969
Shares issued to shareholders in reinvestment of dividends and distributions	3,898,104	36,318,612
Shares redeemed	(13,365,578)	(132,963,397)

Net increase (decrease)	5,444,559	$45,937,184

Service Class	Shares	Amount
Six-month period ended June 30, 2016:
Shares sold	11,853,541	$109,567,769
Shares redeemed	(14,720,332)	(134,866,093)

Net increase (decrease)	(2,866,791)	$(25,298,324)

Year ended December 31, 2015:
Shares sold	20,742,780	$202,856,172
Shares issued to shareholders in reinvestment of dividends and distributions	13,544,968	124,819,859
Shares redeemed	(28,556,738)	(277,461,812)

Net increase (decrease)	5,731,010	$50,214,219

ICAP Select Equity

Initial Class	Shares	Amount
Six-month period ended June 30, 2016:
Shares sold	173,201	$2,586,024
Shares redeemed	(1,537,132)	(22,892,450)

Net increase (decrease)	(1,363,931)	$(20,306,426)

Year ended December 31, 2015:
Shares sold	493,169	$8,749,132
Shares issued to shareholders in reinvestment of dividends and distributions	6,195,118	94,782,585
Shares redeemed	(2,744,703)	(49,945,150)

Net increase (decrease)	3,943,584	$53,586,567

Service Class	Shares	Amount
Six-month period ended June 30, 2016:
Shares sold	1,065,466	$15,598,780
Shares redeemed	(2,633,107)	(38,751,808)

Net increase (decrease)	(1,567,641)	$(23,153,028)

Year ended December 31, 2015:
Shares sold	2,104,217	$37,610,438
Shares issued to shareholders in reinvestment of dividends and distributions	5,453,733	82,550,688
Shares redeemed	(5,075,354)	(90,967,043)

Net increase (decrease)	2,482,596	$29,194,083

M-584	MainStay VP Funds Trust

Income Builder

Initial Class	Shares	Amount
Six-month period ended June 30, 2016:
Shares sold	112,076	$1,732,893
Shares issued to shareholders in reinvestment of dividends and distributions	365,876	5,727,379
Shares redeemed	(917,123)	(14,045,208)

Net increase (decrease)	(439,171)	$(6,584,936)

Year ended December 31, 2015:
Shares sold	484,468	$8,188,012
Shares issued to shareholders in reinvestment of dividends and distributions	1,157,157	18,532,553
Shares redeemed	(1,737,357)	(29,077,428)

Net increase (decrease)	(95,732)	$(2,356,863)

Service Class	Shares	Amount
Six-month period ended June 30, 2016:
Shares sold	2,181,613	$33,458,828
Shares issued to shareholders in reinvestment of dividends and distributions	566,677	8,811,615
Shares redeemed	(1,480,739)	(22,411,154)

Net increase (decrease)	1,267,551	$19,859,289

Year ended December 31, 2015:
Shares sold	5,172,565	$87,393,265
Shares issued to shareholders in reinvestment of dividends and distributions	1,643,306	26,101,980
Shares redeemed	(3,014,520)	(49,251,319)

Net increase (decrease)	3,801,351	$64,243,926

International Equity

Initial Class	Shares	Amount
Six-month period ended June 30, 2016:
Shares sold	542,195	$7,137,517
Shares redeemed	(2,871,793)	(39,499,036)

Net increase (decrease)	(2,329,598)	$(32,361,519)

Year ended December 31, 2015:
Shares sold	2,716,898	$37,706,478
Shares issued to shareholders in reinvestment of dividends and distributions	164,571	2,234,244
Shares redeemed	(1,885,898)	(26,149,972)

Net increase (decrease)	995,571	$13,790,750

Service Class	Shares	Amount
Six-month period ended June 30, 2016:
Shares sold	612,290	$8,180,667
Shares redeemed	(1,903,340)	(25,391,901)

Net increase (decrease)	(1,291,050)	$(17,211,234)

Year ended December 31, 2015:
Shares sold	1,755,422	$24,488,722
Shares issued to shareholders in reinvestment of dividends and distributions	159,942	2,154,398
Shares redeemed	(3,720,307)	(51,210,000)

Net increase (decrease)	(1,804,943)	$(24,566,880)

Janus Balanced

Initial Class	Shares	Amount
Six-month period ended June 30, 2016:
Shares sold	346,799	$4,107,660
Shares redeemed	(2,279,545)	(26,980,211)

Net increase (decrease)	(1,932,746)	$(22,872,551)

Year ended December 31, 2015:
Shares sold	620,795	$8,073,367
Shares issued to shareholders in reinvestment of dividends and distributions	3,076,836	36,384,979
Shares redeemed	(4,656,761)	(60,306,525)

Net increase (decrease)	(959,130)	$(15,848,179)

Service Class	Shares	Amount
Six-month period ended June 30, 2016:
Shares sold	4,258,818	$49,978,591
Shares redeemed	(2,713,623)	(32,061,527)

Net increase (decrease)	1,545,195	$17,917,064

Year ended December 31, 2015:
Shares sold	5,471,748	$70,111,192
Shares issued to shareholders in reinvestment of dividends and distributions	3,972,064	46,807,903
Shares redeemed	(3,871,903)	(49,885,481)

Net increase (decrease)	5,571,909	$67,033,614

Large Cap Growth

Initial Class	Shares	Amount
Six-month period ended June 30, 2016:
Shares sold	1,629,206	$31,162,469
Shares redeemed	(3,481,351)	(67,689,634)

Net increase (decrease)	(1,852,145)	$(36,527,165)

Year ended December 31, 2015:
Shares sold	5,096,841	$115,105,046
Shares issued to shareholders in reinvestment of dividends and distributions	2,731,519	53,730,314
Shares redeemed	(4,542,867)	(103,130,345)

Net increase (decrease)	3,285,493	$65,705,015

M-585

Notes to Financial Statements and Consolidated

Financial Statements (Unaudited) (continued)

Service Class	Shares	Amount
Six-month period ended June 30, 2016:
Shares sold	2,756,124	$51,400,026
Shares redeemed	(1,638,707)	(31,065,489)

Net increase (decrease)	1,117,417	$20,334,537

Year ended December 31, 2015:
Shares sold	4,077,546	$88,866,891
Shares issued to shareholders in reinvestment of dividends and distributions	2,722,984	51,944,218
Shares redeemed	(2,003,749)	(43,954,259)

Net increase (decrease)	4,796,781	$96,856,850

MFS® Utilities

Initial Class	Shares	Amount
Six-month period ended June 30, 2016:
Shares sold	218,699	$2,336,955
Shares redeemed	(323,610)	(3,374,747)

Net increase (decrease)	(104,911)	$(1,037,792)

Year ended December 31, 2015:
Shares sold	523,505	$6,551,919
Shares issued to shareholders in reinvestment of dividends and distributions	817,504	8,844,810
Shares redeemed	(553,565)	(6,795,471)

Net increase (decrease)	787,444	$8,601,258

Service Class	Shares	Amount
Six-month period ended June 30, 2016:
Shares sold	3,442,904	$36,459,819
Shares redeemed	(9,320,023)	(96,947,438)

Net increase (decrease)	(5,877,119)	$(60,487,619)

Year ended December 31, 2015:
Shares sold	10,682,092	$134,058,693
Shares issued to shareholders in reinvestment of dividends and distributions	13,019,350	140,316,383
Shares redeemed	(13,270,490)	(163,590,270)

Net increase (decrease)	10,430,952	$110,784,806

Mid Cap Core

Initial Class	Shares	Amount
Six-month period ended June 30, 2016:
Shares sold	2,252,064	$27,015,574
Shares redeemed	(1,892,535)	(24,331,055)

Net increase (decrease)	359,529	$2,684,519

Year ended December 31, 2015:
Shares sold	7,716,396	$120,192,491
Shares issued to shareholders in reinvestment of dividends and distributions	5,620,610	72,745,096
Shares redeemed	(2,216,383)	(33,682,762)

Net increase (decrease)	11,120,623	$159,254,825

Service Class	Shares	Amount
Six-month period ended June 30, 2016:
Shares sold	1,817,645	$23,105,222
Shares redeemed	(2,352,214)	(29,545,910)

Net increase (decrease)	(534,569)	$(6,440,688)

Year ended December 31, 2015:
Shares sold	2,901,053	$44,210,052
Shares issued to shareholders in reinvestment of dividends and distributions	4,952,096	63,276,701
Shares redeemed	(5,301,399)	(80,218,590)

Net increase (decrease)	2,551,750	$27,268,163

Moderate Allocation

Initial Class	Shares	Amount
Six-month period ended June 30, 2016:
Shares sold	237,674	$2,477,299
Shares redeemed	(180,150)	(1,870,973)

Net increase (decrease)	57,524	$606,326

Year ended December 31, 2015:
Shares sold	355,656	$4,238,824
Shares issued to shareholders in reinvestment of dividends and distributions	411,468	4,329,352
Shares redeemed	(309,113)	(3,688,752)

Net increase (decrease)	458,011	$4,879,424

Service Class	Shares	Amount
Six-month period ended June 30, 2016:
Shares sold	5,685,208	$58,798,789
Shares redeemed	(6,297,163)	(64,905,418)

Net increase (decrease)	(611,955)	$(6,106,629)

Year ended December 31, 2015:
Shares sold	10,558,465	$123,307,628
Shares issued to shareholders in reinvestment of dividends and distributions	11,220,045	117,235,049
Shares redeemed	(10,119,960)	(118,253,132)

Net increase (decrease)	11,658,550	$122,289,545

Moderate Growth Allocation

Initial Class	Shares	Amount
Six-month period ended June 30, 2016:
Shares sold	375,657	$4,040,782
Shares redeemed	(223,946)	(2,416,444)

Net increase (decrease)	151,711	$1,624,338

Year ended December 31, 2015:
Shares sold	535,000	$6,745,729
Shares issued to shareholders in reinvestment of dividends and distributions	684,608	7,512,288
Shares redeemed	(313,259)	(3,927,270)

Net increase (decrease)	906,349	$10,330,747

M-586	MainStay VP Funds Trust

Service Class	Shares	Amount
Six-month period ended June 30, 2016:
Shares sold	9,506,510	$101,297,351
Shares redeemed	(7,264,572)	(77,839,200)

Net increase (decrease)	2,241,938	$23,458,151

Year ended December 31, 2015:
Shares sold	14,976,646	$185,703,797
Shares issued to shareholders in reinvestment of dividends and distributions	18,744,128	204,090,153
Shares redeemed	(9,811,038)	(120,885,881)

Net increase (decrease)	23,909,736	$268,908,069

PIMCO Real Return

Initial Class	Shares	Amount
Six-month period ended June 30, 2016:
Shares sold	119,917	$997,454
Shares redeemed	(5,538,205)	(45,211,878)

Net increase (decrease)	(5,418,288)	$(44,214,424)

Year ended December 31, 2015:
Shares sold	7,884,813	$69,916,635
Shares issued to shareholders in reinvestment of dividends and distributions	377,822	3,120,986
Shares redeemed	(872,544)	(7,442,247)

Net increase (decrease)	7,390,091	$65,595,374

Service Class	Shares	Amount
Six-month period ended June 30, 2016:
Shares sold	1,078,167	$9,018,699
Shares redeemed	(2,809,745)	(23,239,838)

Net increase (decrease)	(1,731,578)	$(14,221,139)

Year ended December 31, 2015:
Shares sold	1,734,616	$15,015,898
Shares issued to shareholders in reinvestment of dividends and distributions	1,519,494	12,536,845
Shares redeemed	(6,416,323)	(55,178,478)

Net increase (decrease)	(3,162,213)	$(27,625,735)

S&P 500 Index

Initial Class	Shares	Amount
Six-month period ended June 30, 2016:
Shares sold	2,203,395	$90,635,941
Shares redeemed	(6,728,683)	(275,072,196)

Net increase (decrease)	(4,525,288)	$(184,436,255)

Year ended December 31, 2015:
Shares sold	10,646,496	$441,583,809
Shares issued to shareholders in reinvestment of dividends and distributions	690,229	27,475,947
Shares redeemed	(7,888,936)	(331,331,328)

Net increase (decrease)	3,447,789	$137,728,428

Service Class	Shares	Amount
Six-month period ended June 30, 2016:
Shares sold	1,379,757	$56,206,203
Shares redeemed	(736,940)	(29,817,010)

Net increase (decrease)	642,817	$26,389,193

Year ended December 31, 2015:
Shares sold	2,848,364	$119,241,288
Shares issued to shareholders in reinvestment of dividends and distributions	286,391	11,348,893
Shares redeemed	(1,652,326)	(68,886,775)

Net increase (decrease)	1,482,429	$61,703,406

Small Cap Core

Initial Class	Shares	Amount
Period ended June 30, 2016 (a):
Shares sold	6,466,288	$65,029,977
Shares redeemed	(4)	(40)

Net increase (decrease)	6,466,284	$65,029,937

Service Class	Shares	Amount
Period ended June 30, 2016 (a):
Shares sold	79,334	$785,002
Shares redeemed	(3,012)	(29,692)

Net increase (decrease)	76,322	$755,310

(a) Inception date was May 2, 2016.

T. Rowe Price Equity Income

Initial Class	Shares	Amount
Six-month period ended June 30, 2016:
Shares sold	1,291,349	$14,933,806
Shares redeemed	(3,292,378)	(40,004,359)

Net increase (decrease)	(2,001,029)	$(25,070,553)

Year ended December 31, 2015:
Shares sold	4,913,885	$65,136,283
Shares issued to shareholders in reinvestment of dividends and distributions	3,111,827	36,598,059
Shares redeemed	(6,940,605)	(91,012,381)

Net increase (decrease)	1,085,107	$10,721,961

Service Class	Shares	Amount
Six-month period ended June 30, 2016:
Shares sold	1,036,159	$12,512,908
Shares redeemed	(1,844,403)	(22,021,902)

Net increase (decrease)	(808,244)	$(9,508,994)

Year ended December 31, 2015:
Shares sold	2,013,586	$26,614,840
Shares issued to shareholders in reinvestment of dividends and distributions	1,769,275	20,751,831
Shares redeemed	(3,531,240)	(46,427,905)

Net increase (decrease)	251,621	$938,766

M-587

Notes to Financial Statements and Consolidated

Financial Statements (Unaudited) (continued)

Unconstrained Bond

Initial Class	Shares	Amount
Six-month period ended June 30, 2016:
Shares sold	493,547	$4,741,520
Shares issued to shareholders in reinvestment of dividends and distributions	226,280	2,177,237
Shares redeemed	(1,879,817)	(17,631,998)

Net increase (decrease)	(1,159,990)	$(10,713,241)

Year ended December 31, 2015:
Shares sold	1,857,184	$18,708,153
Shares issued to shareholders in reinvestment of dividends and distributions	528,872	5,224,744
Shares redeemed	(5,315,964)	(52,911,373)

Net increase (decrease)	(2,929,908)	$(28,978,476)

Service Class	Shares	Amount
Six-month period ended June 30, 2016:
Shares sold	9,227,767	$88,368,838
Shares issued to shareholders in reinvestment of dividends and distributions	1,401,515	13,448,652
Shares redeemed	(6,795,611)	(64,889,791)

Net increase (decrease)	3,833,671	$36,927,699

Year ended December 31, 2015:
Shares sold	24,231,535	$241,623,668
Shares issued to shareholders in reinvestment of dividends and distributions	2,264,015	22,188,686
Shares redeemed	(4,424,915)	(43,964,901)

Net increase (decrease)	22,070,635	$219,847,453

VanEck Global Hard Assets

Initial Class	Shares	Amount
Six-month period ended June 30, 2016:
Shares sold	6,554,939	$35,829,286
Shares redeemed	(8,699,037)	(53,295,172)

Net increase (decrease)	(2,144,098)	$(17,465,886)

Year ended December 31, 2015:
Shares sold	12,284,501	$87,572,220
Shares issued to shareholders in reinvestment of dividends and distributions	243,906	1,584,223
Shares redeemed	(8,573,389)	(63,269,559)

Net increase (decrease)	3,955,018	$25,886,884

Note 11–Litigation

The Common Stock, Mid Cap Core, and S&P 500 Index Portfolios have been named as defendants in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of their ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, which was served on the Portfolios in October 2012, the plaintiff asserts claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. Separately, the complaint also seeks to obtain from former Tribune shareholders, including the Portfolios, any proceeds they received in connection with the LBO. The sole claim and cause of action brought against the Portfolios is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).

In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders. One of the SLCFC actions, entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named the Fund as a defendant.

The FitzSimons action and the Deutsche Bank action have been consolidated with the majority of the other Tribune LBO related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ motion to dismiss the SLCFC actions, including the Deutsche Bank action, on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs in the SLCFC actions filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On March 29, 2016, the United States Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition

On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint. On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders, for intentional fraudulent conveyance under U.S. federal law. The Court has not yet issued a decision on any of these motions. The value of the proceeds received by the Portfolios in

M-588	MainStay VP Funds Trust

connection with the LBO and the Portfolio’s cost basis in shares of Tribune was as follows:

Portfolio	Proceeds	Cost Basis
Common Stock	$1,300,602	$1,174,184
Mid Cap Core	$808,180	$790,269
S&P 500 Index	$682,856	$527,309

At this stage of the proceedings, it would be difficult to assess with any reasonable certainty the probable outcome of the pending litigation or the effect, if any, on the Portfolios’ net asset value.

Note 12–Money Market Fund Regulatory Matters

On July 23, 2014, the SEC voted to amend the rules under the 1940 Act that currently govern the operations of the Cash Management Portfolio. The majority of these amendments, except for certain disclosure enhancements, will not take effect until October 2016. A significant change resulting from these amendments is a requirement that institutional (i.e., not retail as defined in the amendments) prime, including institutional municipal money market funds, transact fund shares based on a market-based NAV, although other types of money market funds may continue to transact fund shares at an NAV calculated using the amortized cost valuation method. Among other requirements, the amendments also will permit a money market fund or, in certain circumstances, require a money market fund (other than a government money market fund which satisfies the requirements of the amended rules) to impose liquidity fees on all redemptions, and permit a money market fund to limit (or gate) redemptions for up to 10 business days in any 90-day period. The degree to which a money market fund will be impacted by the rule amendments will depend upon the type of fund and type of investors (retail or institutional). Effective August 26, 2016, the name of the MainStay VP Cash Management Portfolio will change to “MainStay VP U.S. Government Money Market Portfolio”. The Portfolio will invest, under normal circumstances, at least 80% of its assets (net assets plus any borrowings for investment purposes) in “government securities” and/or repurchase agreements that are collateralized by government securities.

Effective October 14, 2016, the MainStay VP U.S. Government Money Market Portfolio will commence operations as a “government money market fund” as defined in Rule 2a-7 under the 1940 Act and will invest 99.5% or more of its total assets in cash, “government securities” and/or repurchase agreements that are “collateralized fully” by cash and/or government securities so as to qualify as a “government money market fund” under Rule 2a-7 of the 1940 Act.

For more information, please see the Prospectus supplement dated May 1, 2016.

Note 13–Subsequent Events

In connection with the preparation of the financial statements of the Portfolios as of and for the six-month period ended June 30, 2016, events and transactions subsequent to June 30, 2016, through the date the financial statements were issued have been evaluated by the Portfolios’ management for possible adjustment and/or disclosure.

At a meeting held on June 21-22, 2016, the Board of the Fund approved, among other related proposals: (i) modifications of the Cornerstone Growth Portfolio’s principal investment strategies, investment process and principal risks; (ii) lowering the contractual management fee at certain levels and introducing a new management fee breakpoint; and (iii) the appointment of Cornerstone Capital Management Holdings LLC to manage the Cornerstone Growth Portfolio’s assets on an interim basis, and the related interim subadvisory agreement. These changes took effect on or about July 29, 2016. The Board also approved the longer-term appointment of Cornerstone Capital Management Holdings LLC and the adoption of a subadvisory agreement so that Cornerstone Capital Management Holdings LLC could serve as subadvisor to the Portfolio on an uninterrupted basis following the expiration of the interim subadvisory agreement, subject to shareholder approval. Shareholders will subsequently be asked to vote to approve the new subadvisory agreement to take effect upon the expiration of the interim subadvisory agreement.

At a meeting held on December 8-10, 2015, at the recommendation of New York Life Investments, the Board, including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act), of the Trust approved, effective on January 15, 2016: (i) changing to the Marketfield Portfolio’s name to the Absolute Return Multi-Strategy Portfolio; (ii) the termination of Marketfield Asset Management LLC, as the subadvisor, and the appointment of four new subadvisors, each to manage a portion of the Absolute Return Multi-Strategy Portfolio’s assets on an interim basis, and the related interim subadvisory agreements (“Interim Subadvisory Agreements”). The Board also approved, effective on January 19, 2016; and (iii) changes to the Marketfield Portfolio’s investment objective and principal investment strategies as detailed in the supplement to the Portfolio’s prospectus dated December 16, 2015. Additionally, the Board approved the reduction in the contractual management fee paid to New York Life Investments from 1.40% to 1.25%.

The Board also approved the longer-term appointment of the new subadvisors and the adoption of subadvisory agreements so that the new subadvisors may serve as subadvisors to the Portfolio on an uninterrupted basis following the expiration of the Interim Subadvisory Agreements, subject to shareholder approval (“New Subadvisory

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Notes to Financial Statements and Consolidated

Financial Statements (Unaudited) (continued)

Agreements). The New Subadvisory Agreements provide that Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, Cushing® Asset Management, LP, and MacKay Shields LLC will manage the assets of the Portfolio, as directed by New York Life Investments.

A special meeting (“Special Meeting”) of shareholders of the Portfolio was held at the offices of New York Life Investments, 51 Madison Avenue, New York, New York 10010 on Monday, April 4, 2016 at 10:00 a.m., pursuant to due notice to approve the two proposals set forth below.

All of the proposals passed.

The results of the April 4, 2016 meeting are as follows:

Proposal 1 – To approve new subadvisory agreements between New York Life Investments and each of the following subadvisors:

1a.    Cornerstone Capital Management Holdings LLC;

Votes For	Votes Against	Abstentions	Total
32,551,930.1146	1,654,602.1558	2,896,886.4236	37,103,418.6970

1b.    Candriam France S.A.S;

Votes For	Votes Against	Abstentions	Total
31,654,576.9182	2,442,099.3200	3,006,742.4588	37,103,418.6970

1c.    MacKay Shields LLC; and

Votes For	Votes Against	Abstentions	Total
32,213,028.1597	2,064,261.9812	2,826,128.5561	37,103,418.6970

1d.    Cushing Asset Management, LP.

Votes For	Votes Against	Abstentions	Total
32,441,502.1743	1,879,460.1483	2,782,456.3744	37,103,418.6970

Proposal 2 – To permit New York Life Investment, under certain circumstances, to enter into and/or materially amend agreements with affiliated and unaffiliated subadvisors on behalf of the Portfolio without obtaining shareholder approval.

Votes For	Votes Against	Abstentions	Total
29,158,546.2619	4,898,432.2714	3,046,440.1637	37,103,418.6970

M-590	MainStay VP Funds Trust

Board Consideration and Approval of Management Agreement

and Subadvisory Agreements (Unaudited)

I. Board Consideration and Approval of Management Agreements and Subadvisory Agreements

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, review and approve the fund’s investment advisory agreements. At its March 22-23, 2016 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay VP Small Cap Core Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreement between New York Life Investments and Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”) with respect to the Portfolio.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and Cornerstone Holdings specifically in connection with the contract review process that took place in advance of the March 2016 meeting, which included responses from New York Life Investments and Cornerstone Holdings to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). The Board also considered information provided by New York Life Investments and Cornerstone Holdings on the fees charged to other investment advisory clients (including institutional separate accounts) that follow the investment strategies similar to those proposed for the Portfolio, and the rationale for any differences in the Portfolio’s proposed management and subadvisory fees and the fees charged to those other investment advisory clients. The Board also considered relevant information previously provided to the Board in connection with its review of the investment advisory agreements for other MainStay Funds.

In considering the Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other items: (i) the nature, extent, and quality of the services to be provided to the Portfolio by New York Life Investments and Cornerstone Holdings; (ii) the qualifications of the proposed portfolio managers for the Portfolio and the historical investment performance of products previously managed by such portfolio managers with similar investment strategies to the Portfolio; (iii) the anticipated costs of the services to be provided, and profits expected to be realized, by New York Life Investments and its affiliates, including Cornerstone Holdings, from their relationships with the Portfolio; (iv) the extent to which economies of scale may be realized as the Portfolio grows, and the extent to which economies of scale may benefit Portfolio investors; and (v) the reasonableness of the Portfolio’s proposed management and subadvisory fees and overall total expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and Cornerstone Holdings.

While individual Trustees may have weighed certain factors differently, the Board’s decisions to approve the Agreements were based on a consideration of all the information provided to the Board that the Trustees believed was relevant, including information provided to the Board specifically in connection with the contract review process. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to variable life insurance policyholders and variable annuity contract owners that will invest in the Portfolio, and that these policyholders and contract owners, having had the opportunity to consider other investment options, will have chosen to invest in the Portfolio. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and Cornerstone Holdings

The Board examined the nature, extent and quality of the services that New York Life Investments proposed to provide to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of other mutual funds, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisers. The Board considered the experience of senior personnel at New York Life Investments proposed to provide management and administrative services to the Portfolio, as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of services that New York Life Investments will supply to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Portfolio’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Management Agreement. The Board also considered New York Life

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Board Consideration and Approval of Management Agreement

and Subadvisory Agreements (Unaudited) (continued)

Investments’ willingness to invest in personnel and infrastructure that benefit the Portfolio, and noted that New York Life Investments is responsible for compensating the Portfolio’s officers.

The Board also examined the nature, extent and quality of the advisory services that Cornerstone Holdings proposed to provide to the Portfolio. The Board evaluated Cornerstone Holdings’ experience in managing other portfolios, including those with similar investment strategies to the Portfolio. It examined Cornerstone Holdings’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Cornerstone Holdings, and Cornerstone Holdings’ overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by Cornerstone Holdings. The Board also reviewed Cornerstone Holdings’ willingness to invest in personnel, infrastructure technology, operational enhancements, cyber security, information security, and shareholder privacy resources that are designed to that benefit the Portfolio. In this regard, the Board considered the experience of the Portfolio’s proposed portfolio managers, including with respect to other products with similar investment strategies to the Portfolio, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio likely would benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and Cornerstone Holdings’ experience, personnel, operations and resources.

Investment Performance

In connection with the Board’s consideration of the Agreements, the Board noted that the Portfolio had no investment performance track record since the Portfolio had not yet been offered to investors. The Board discussed with management and the Portfolio’s proposed portfolio management team the Portfolio’s investment process, strategies and risks. Additionally, the Board considered the historical performance of other investment portfolios with similar investment strategies that are or have been managed by the proposed portfolio managers for the Portfolio. Based on these considerations, the Board concluded that the Portfolio was likely to be managed responsibly and capably by Cornerstone Holdings.

Costs of the Services to Be Provided, and Profits to Be Realized, by New York Life Investments and Cornerstone Holdings

The Board considered the anticipated costs of the services to be provided by New York Life Investments and Cornerstone Holdings under the Agreements, and the profits expected to be realized by New York Life Investments and its affiliates, including Cornerstone Holdings, due to their relationships with the Portfolio. Because Cornerstone Holdings is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered the anticipated cost and profitability information for New York Life Investments and Cornerstone Holdings in the aggregate.

In evaluating the anticipated costs and profits of New York Life Investments and its affiliates, including Cornerstone Holdings, due to their relationships with the Portfolio, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Portfolio, and that New York Life Investments will be responsible for paying the subadvisory fees for the Portfolio. The Board acknowledged that New York Life Investments and Cornerstone Holdings must be in a position to pay and retain experienced professional personnel to provide services to the Portfolio, and that the ability to maintain a strong financial position is important in order for New York Life Investments and Cornerstone Holdings to continue to provide high-quality services to the Portfolio. The Board also noted that the Portfolio will benefit from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. The Board also discussed the results of a review of New York Life Investments’ profitability methodology conducted by Bobroff Consulting, Inc., an independent third-party consultant. The Board noted that the consultant had analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. While recognizing the

M-592	MainStay VP Funds Trust

difficulty in evaluating a manager’s likely profitability with respect to the Portfolio, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board that would be used with respect to the Portfolio was reasonable in all material respects.

In considering the anticipated costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates, including Cornerstone Holdings, due to their relationships with the Portfolio. The Board recognized, for example, the potential benefits to Cornerstone Holdings from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Cornerstone Holdings in exchange for commissions paid by the Portfolio with respect to trades on the Portfolio’s portfolio securities.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates would also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the MainStay Funds to New York Life Investments, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the MainStay Funds to New York Life Investments and its affiliates, including Cornerstone Holdings as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates, including Cornerstone Holdings, under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits expected to be realized by New York Life Investments and its affiliates, including Cornerstone Holdings, due to their relationships with the Portfolio supported the Board’s decisions to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Portfolio Grows

The Board considered whether the Portfolio’s proposed expense structure will permit economies of scale to be shared with Portfolio investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolio and other MainStay Funds. The Board also reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments and how it hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio’s expense structure appropriately reflects economies of scale for the benefit of Portfolio investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s expense structure as the Portfolio grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements in relation to the scope of services to be provided and the Portfolio’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee to be paid by the Portfolio to New York Life Investments, since the fees to be paid to Cornerstone Holdings will be paid by New York Life Investments, not the Portfolio.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by New York Life Investments on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Cornerstone Holdings on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Portfolio. In this regard, the Board took into account the explanation provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. Additionally, the Board considered the potential impact of any contractual breakpoints, voluntary waivers, and expense limitation arrangements on the Portfolio’s net management fee and expenses.

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

M-593

Board Consideration and Approval of Management Agreement

and Subadvisory Agreements (Unaudited) (continued)

II. Board Consideration and Approval of Subadvisory Agreements for MainStay VP Cornerstone Growth Portfolio

At its June 21-22, 2016 meeting, the Board of Trustees (the “Board”) of MainStay VP Funds Trust (the “Trust”) approved, at the recommendation of New York Life Investment Management LLC (“New York Life Investments”), a proposal to reposition the MainStay VP Cornerstone Growth Portfolio (the “Repositioning”).

In connection with the Repositioning, the Board unanimously approved (i) the termination of the subadvisory agreement between New York Life Investments and Cornerstone Capital Management LLC (“CCM”) and (ii) a new subadvisory agreement between New York Life Investments and Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”) on behalf of the Portfolio. The Board approved an interim subadvisory agreement (“Interim Subadvisory Agreement”) to appoint Cornerstone Holdings on an interim basis to replace CCM effective on or about July 29, 2016. Additionally, the Board approved the adoption of a subadvisory agreement between New York Life Investments and Cornerstone Holdings to allow Cornerstone Holdings to act as subadvisor to the Portfolio beyond the interim term (“Proposed Subadvisory Agreement”). The Proposed Subadvisory Agreement is subject to shareholder approval and will be voted upon at a shareholder meeting that is expected to be held on October 3, 2016.

In reaching its decision to approve the Repositioning, the Interim Subadvisory Agreement and the Proposed Subadvisory Agreement, the Board considered information furnished by New York Life Investments and Cornerstone Holdings in connection with the Repositioning, as well as other relevant information furnished to the Board throughout the year. The Board also requested and received responses from Cornerstone Holdings to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Independent Trustees. In addition, the Board considered information provided by New York Life Investments on the fees charged to other investment advisory clients that follow investment strategies similar to those proposed for the Portfolio, and the rationale for any differences in the Portfolio’s subadvisory fees and the fees charged to those other investment advisory clients.

In considering the Repositioning, the Interim Subadvisory Agreement and the Proposed Subadvisory Agreement, the Trustees reviewed and evaluated the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Portfolio by Cornerstone Holdings; (ii) the investment performance of the Portfolio and the historical investment performance of similar funds managed or subadvised by Cornerstone Holdings; (iii) the anticipated costs of the services to be provided, and expected profits to be realized, by Cornerstone Holdings, from its relationships with the Portfolio; (iv) the extent to which economies of scale may be realized as the Portfolio grows, and the extent to which economies of scale may benefit Portfolio investors; and (v) the reasonableness of the Portfolio’s proposed fees, including the subadvisory fees to be paid to Cornerstone Holdings, particularly as compared to similar funds and accounts managed or subadvised by Cornerstone Holdings, and “peer funds”.

While individual Trustees may have weighed certain factors or information differently, the Board’s decisions to approve the Repositioning, the Interim Subadvisory Agreement and the Proposed Subadvisory Agreement were based on a consideration of all the information provided to the Board in connection with its consideration of the Repositioning, as well as other relevant information provided to the Trustees throughout the year. The Board took note of New York Life Investments’ belief that Cornerstone Holdings, with its resources and historical investment performance track records, is well qualified to serve as the Portfolio’s subadvisor. A summary of the factors that figured prominently in the Board’s decision to approve the Repositioning, the Interim Subadvisory Agreement and the Proposed Subadvisory Agreement is provided immediately below.

Nature, Extent and Quality of Services to be Provided by Cornerstone Holdings

In considering the approval of the Repositioning, the Interim Subadvisory Agreement and the Proposed Subadvisory Agreement, the Board considered New York Life Investments’ responsibilities as manager of the Portfolio noting that New York Life Investments has supervisory responsibility for the Portfolio’s subadvisor. The Board also examined the nature, extent and quality of the services that Cornerstone Holdings proposes to provide to the Portfolio. Further, the Board evaluated and/or examined the following with regard to Cornerstone Holdings:

•	experience in serving as subadvisor of other similar funds, including other MainStay Funds;
•	experience in providing investment advisory services;
•	experience of investment advisory, senior management and administrative personnel;
•	overall legal and compliance environment;
•	willingness to invest in personnel who may benefit the Portfolio;
•	experience of the Portfolio’s proposed portfolio managers, the number of accounts managed by each portfolio manager and Cornerstone Holdings’ methods for compensating portfolio managers; and

M-594	MainStay VP Funds Trust

•	overall reputation, financial condition, and assets under management.

Based on these considerations, the Board concluded that, within the context of its overall determinations regarding the Repositioning, the Interim Subadvisory Agreement and the Proposed Subadvisory Agreement, that the Portfolio is likely to benefit from appointing Cornerstone Holdings as subadvisor to the Portfolio.

Investment Performance

In connection with the Board’s consideration of the Repositioning, the Interim Subadvisory Agreement and the Proposed Subadvisory Agreement, the Board considered the Portfolio’s investment performance in recent periods, the Board’s ongoing discussions with New York Life Investments about the Board’s concerns regarding the Portfolio’s recent investment performance, and other alternatives to the Repositioning. The Board also considered steps taken to seek to improve the Portfolio’s investment performance and the Board’s previous experience with Cornerstone Holdings. The Board further noted that the Repositioning had not yet been implemented so an investment performance track record for the Portfolio as repositioned was not available.

The Board discussed with management and the Portfolio’s proposed portfolio management team, the Portfolio’s proposed investment process, strategies and risks. The Board considered various aspects of the Portfolio’s proposed investment processes and strategies. Additionally, the Board considered the historical performance of other investment funds with similar investment processes that are or have been managed by the proposed fund managers for the Portfolio. The Board noted that Cornerstone Holdings had not previously managed a fund with the investment strategies proposed for the Portfolio but proposed to employ a quantitatively driven growth equity investment process that is substantially similar to the process it employs for other funds, including funds that have similar investment strategies to the Portfolio. Based on these considerations, the Board concluded that the Portfolio was likely to be managed responsibly and capably by Cornerstone Holdings.

Also based on these considerations, the Board concluded, within the context of its overall determinations regarding the Repositioning, the Interim Subadvisory Agreement and the Proposed Subadvisory Agreement, that the selection of Cornerstone Holdings as the subadvisor to the Portfolio is likely to benefit the Portfolio’s long-term investment performance.

Costs of the Services to be Provided, and Profits to be Realized, by Cornerstone Holdings

The Board considered the estimated costs of the services to be provided by Cornerstone Holdings under the Interim

Subadvisory Agreement and the Proposed Subadvisory Agreement and the anticipated profitability of New York Life Investments and its affiliates, including Cornerstone Holdings due to their relationships with the Portfolio. Because Cornerstone Holdings is an affiliate of New York Life Investments whose subadvisory fees will be paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and Cornerstone Holdings in the aggregate.

The Board also considered Cornerstone Holdings’ investments in personnel, systems, equipment and other resources necessary to manage the Portfolio. The Board acknowledged that Cornerstone Holdings must be in a position to pay and retain experienced professional personnel to provide services to the Portfolio and that Cornerstone Holdings’ ability to maintain strong financial positions is important in order for Cornerstone Holdings to provide high-quality services to the Portfolio. The Board requested and received information from New York Life Investments estimating the impact that the engagement of Cornerstone Holdings would have on the overall profitability of the Portfolio to New York Life Investments and its affiliates. The Board acknowledged that the engagement of Cornerstone Holdings as the Portfolio’s subadvisor would potentially mean that a greater portion of the revenues earned by New York Life Investments from the Portfolio would remain within the New York Life Investments enterprise.

In considering the anticipated costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by Cornerstone Holdings due to its relationship with the Portfolio. The Board recognized, for example, the benefits to Cornerstone Holdings from legally permitted “soft-dollar” arrangements by which brokers may provide research and other services to Cornerstone Holdings in exchange for commissions paid by the Portfolio with respect to trades in the Portfolio’s portfolio securities.

The Board took into account the fact that the Portfolio would undergo changes to its principal investment strategies in connection with the Repositioning. The Board noted estimates from New York Life Investments and, Cornerstone Holdings that up to 100% of the holdings of the Portfolio would be sold to align the Portfolio’s holdings with the strategies that would be pursued by Cornerstone Holdings. The Board noted that New York Life Investments had agreed to reimburse the Portfolio for 100% of the direct portfolio transition costs associated with the Repositioning. Additionally, the Board considered New York Life Investments’ representation that Cornerstone Holdings will minimize potential indirect costs, such as market impact, costs associated with repositioning the Portfolio, and steps that New York Life Investments and Cornerstone Holdings would undertake to minimize adverse tax consequences for shareholders in connection with the Repositioning.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall

M-595

Board Consideration and Approval of Management Agreement

and Subadvisory Agreements (Unaudited) (continued)

determinations regarding the Repositioning, the Interim Subadvisory Agreement and the Proposed Subadvisory Agreement, that any profits expected to be realized by New York Life Investments and its affiliates, including Cornerstone Holdings, due to their respective relationships with the Portfolio, were consistent with New York Life Investments and its affiliates’ profitability with respect to other Funds and supported the Board’s decision to approve the Repositioning, the Interim Subadvisory Agreement and the Proposed Subadvisory Agreement.

Extent to Which Economies of Scale May be Realized as the Portfolio Grows

In addition, the Board considered whether the Portfolio’s proposed expense structure will permit economies of scale to be shared with Portfolio investors. The Board also considered a report previously provided by New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolio and the other funds or funds within the MainStay Funds Complex. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments and how it hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Repositioning, the Interim Subadvisory Agreement and the Proposed Subadvisory Agreement, that the Portfolio’s expense structure appropriately reflects economies of scale for the benefit of Portfolio investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s fee and expense structure as the Portfolio grows over time.

Reasonableness of Fees

The Board evaluated the reasonableness of the fees to be paid under the Interim Subadvisory Agreement and the Proposed Subadvisory Agreement. The Board considered information provided by Cornerstone Holdings concerning the fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Portfolio. The Board noted, however, that Cornerstone Holdings’ fees as subadvisor are paid by New York Life Investments, and not the Portfolio. Accordingly, the Board principally focused on the reasonableness of the fees paid by the Portfolio to New York Life Investments and its affiliates in determining to approve the Repositioning, the Interim Subadvisory Agreement and Proposed Subadvisory Agreement. The Board considered the Portfolio’s contractual management and subadvisory fee schedules, and noted that New York Life Investments had agreed to reduce the contractual management fee applicable for the Portfolio at certain asset levels and to add a new breakpoint in the management fee for assets in excess of $2 billion. The Board observed that New York Life Investments and Cornerstone Holdings had also agreed to reduce the subadvisory fee to be paid to Cornerstone Holdings, as compared to the subadvisory fee paid to Cornerstone.

After considering the factors above, the Board concluded that the Portfolio’s overall fees were within a range that is competitive and that, within the context of the Board’s overall conclusions regarding the Repositioning, the Interim Subadvisory Agreement and the Proposed Subadvisory Agreement, support the conclusion that these fees are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board unanimously voted to approve the Repositioning, the Interim Subadvisory Agreement and, subject to shareholder approval, the Proposed Subadvisory Agreement.

M-596	MainStay VP Funds Trust

Proxy Voting Policies and Procedures

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolios’ securities is available without charge, upon request, (i) by calling 800-598-2019 and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC the proxy voting records for each Portfolio for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or relevant Portfolio proxy voting record is available free of charge upon request by calling 800-598-2019 or on the SEC’s website at www.sec.gov.

Portfolio Holdings Disclosure

Each Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. In addition, the Cash Management Portfolio is required to file its complete schedule of portfolio holdings every month on Form N-MFP and also makes available its complete schedule of portfolio holdings on its website at www.nylinvestments.com, five days after each month-end. The Portfolios’ Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-598-2019. Form N-MFP is made available to the public by the SEC 60 days after the month to which the information pertains, and a link to each of the most recent 12 months of filings on Form N-MFP is provided on the Portfolios’ website. You can also obtain and review copies of Forms N-Q and N-MFP by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

M-597

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MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Common Stock Portfolio

MainStay VP Cornerstone Growth Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP ICAP Select Equity Portfolio

MainStay VP International Equity Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP Mid Cap Core Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP S&P 500 Index Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP Small Cap Core Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Convertible Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Balanced Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Government Portfolio

MainStay VP High Yield Corporate Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP Unconstrained Bond Portfolio

Money Market

MainStay VP Cash Management Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cornerstone Capital Management LLC*

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC*

Chicago, Illinois

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

VanEck Associates Corporation

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Legal Counsel

Dechert LLP

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

mainstayinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

© 2016 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured.	No Bank Guarantee.	May Lose Value.

SMRU-1702166	MSVP10-08/16

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this

Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY VP FUNDS TRUST

By:	/s/ Stephen P. Fisher
Stephen P. Fisher President and Principal Executive Officer

Date:	September 1, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen P. Fisher
Stephen P. Fisher President and Principal Executive Officer

Date:	September 1, 2016

By:	/s/ Jack R. Benintende
Jack R. Benintende Treasurer and Principal Financial and Accounting Officer

Date:	September 1, 2016

EXHIBIT INDEX

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.